UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

  GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

                Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Harold R. Loftin, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

                                         Dallas, TX 75201-1407

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report June 30, 2015 (Unaudited) INSTITUTIONAL INVESTOR DATE TARGET FUNDS MyDestination 2005 Fund GMIZX MyDestination 2015 Fund GMTZX MyDestination 2025 Fund GMWZX MyDestination 2035 Fund GMHZX MyDestination 2045 Fund GMFZX MyDestination 2055 Fund GMGZX ASSET ALLOCATION FUNDS Conservative Allocation Fund GFIZX Balanced Allocation Fund GGIZX Growth Allocation Fund GCOZX Aggressive Allocation Fund GGBZX Conservative Allocation Fund I GFIYX Balanced Allocation Fund I GGIYX Growth Allocation Fund I GCOYX Aggressive Allocation Fund I GGBYX SELECT FUNDS Money Market Fund GMYXX GMZXX Low-Duration Bond Fund GLDYX GLDZX Medium-Duration Bond Fund GMDYX GMDZX Extended-Duration Bond Fund GEDYX GEDZX Inflation Protected Bond Fund GIPYX GIPZX Global Bond Fund GGBEX GGBFX Flexible Income Fund GFLZX Defensive Market Strategies Fund GDMYX GDMZX Real Assets Fund GRAZX Equity Index Fund GEQYX GEQZX Real Estate Securities Fund GREYX GREZX Value Equity Fund GVEYX GVEZX Growth Equity Fund GGEYX GGEZX Small Cap Equity Fund GSCYX GSCZX International Equity Index Fund GIIYX International Equity Fund GIEYX GIEZX Emerging Markets Equity Fund GEMYX GEMZX Global Natural Resources Equity Fund GNRZX

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts (“IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect non-public personal information about you with regard to your IRA and/or mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services and GuideStone Advisors (collectively “GuideStone”) are affiliates of one another. GuideStone and Foreside Funds Distributors LLC do not sell your personal information to non-affiliated third parties.

We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer relations specialist at

1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present you with the 2015 GuideStone Funds Semi-Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.

For the fourth consecutive year, GuideStone Funds was recognized by the Lipper Fund Awards. Ranking No. 1 out of 44 eligible funds, the Extended-Duration Bond Fund was recognized again as the Best Fund Over 3 Years and, ranking No. 1 out of 41 eligible funds, as the Best Fund Over 5 Years in the Corporate Debt A-Rated Funds category for the Fund’s performance ending November 30, 2014.

We continue to work diligently to enhance the products and services to our shareholders. Several examples of our ongoing commitment are noted below:

GuideStone Funds restructures fees. In May, we launched a restructuring of our fees to help simplify and clarify the fee structure of our funds. This resulted in an overall fee reduction in several funds, including the MyDestination Funds® family.

Institutional Class shares for Inflation Protected Bond, Global Bond and Real Estate Securities Funds launched May 1.

As part of our ongoing commitment to maximize the benefit for our shareholders and maintain consistency with industry practices, GuideStone Funds launched Institutional Class shares in these three Funds. Shareholders who are eligible for Institutional Class shares can now purchase shares of these three Funds at a reduced fee structure. If you are an Institutional Class shareholder who holds Investor Class shares of any of these Funds, please contact GuideStone Funds regarding these Institutional Class offerings.

International Equity Index Fund launched June 1. Available to those investors eligible for the Institutional share class, the International Equity Index Fund, under normal market conditions, will invest substantially all (at least 80%) of its total assets in the equity securities included in the MSCI EAFE Index in weightings that approximate the relative composition of the securities contained in the MSCI EAFE Index, within the guidelines established by GuideStone Funds. This Fund is passively managed, which means it will buy and hold securities until changes are made in the holdings of the MSCI EAFE Index. The Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international stocks.

We invite you to learn more about the continued success of GuideStone Funds and the various investment options available by visiting our website, GuideStoneFunds.com, or contacting us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.

Sincerely,

John R. Jones, CFA

President

Lipper, a Thomson Reuters company, provides independent insight on global collective investments, including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper is the world’s leading fund research and analysis organization, covering more than 213,000 share classes and more than 117,000 funds in more than 61 registered for sale (RFS) universes. It provides the free Lipper Leader ratings for mutual funds registered for sale in more than 30 countries. Lipper Fund Awards are based on Lipper Ratings for Consistent Return (Effective Return), which reflect a fund’s historical risk-adjusted total returns relative to funds in the same Lipper Global Classification. Classification averages are calculated with all eligible share-classes for each eligible classification. The calculation periods extend over 36, 60 and 120 months. The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over three, five or 10 years. The Institutional Class of the GuideStone Extended Duration Bond Fund won the 2014 Lipper Funds Awards for 3-year and 5-year periods in the Corporate Debt A-Rated category. Additional information is available at lipperweb.com.

FROM THE CHIEF INVESTMENT OFFICER

Matt L. Peden, CFA

Amid the zero interest rate policy environment, the U.S. posted negative economic growth as measured by Gross Domestic Product (“GDP”) in the first quarter of the year, but many rationalized this was temporary for several reasons including a very harsh winter on the east coast and port strikes on the west coast. Reports of U.S. economic growth were better in the second quarter as consumer spending, housing and employment gains all improved. Economists are projecting moderate, positive economic growth in the U.S. for the remainder of the year.

In the midst of this improving economic backdrop, the capital markets continued to anticipate that the Federal Reserve (“Fed”) would implement its first rate hike in the second half of 2015 in its effort to begin the rate normalization process. The Fed has telegraphed that the timing of the initial rate hike will be data dependent as they would like to see further improvement in the areas of wage growth and core inflation. On a global basis, there was a divergence in monetary policies with the U.S. ending its quantitative easing (“QE”) program (fourth quarter of 2014) and looking to begin normalizing rates this year. In contrast, other major central banks, such as Europe and Japan, were implementing further QE and accommodative policies in their efforts to stimulate their respective economies. During the first six months, the U.S. dollar appreciated versus the basket of foreign currencies given the U.S.’s stronger economic growth and the relative yield advantage in the U.S. Treasury market versus other sovereign bond yields. Other major economic concerns during the year’s first half were the downward pressure on oil prices, the continued deterioration in Greece and its ability to remain in the Euro and China’s economic slowdown and stock market correction.

As of 06/30/15
	2nd Quarter	1 Year
U.S. Stocks	0.28%	1.23%
Non-U.S. Stocks	0.62%	5.52%
Bonds	(1.68)%	(0.10)%
Commodities	4.66%	(1.56)%
Commodity Producers (Equities)	(1.51)%	(6.31)%
Real Estate Investment Trust (Equities)	(10.02)%	(5.69)%
TIPS	(1.06)%	0.34%

U.S. Treasury yields rose during the first half of the year, specifically in the second quarter, upon signs of improving economic growth and somewhat tighter core inflation. During the second quarter, yields on the 10-year and 30-year U.S. Treasuries increased from the levels of 1.92% and 2.54% to 2.35% and 3.12%, respectively. The rising interest rate environment in the second quarter made it a difficult environment for bond returns given the inverse relationship between bond prices and yields. The broad U.S. Bond market, as measured by the Barclays U.S. Aggregate Bond Index, posted a second quarter return of -1.68%, bringing the year-to-date return to -0.10%. The worst performing area of the bond market has been long-duration U.S. Treasuries given their high price sensitivity to changes in interest rates.

U.S. Equity markets generated mixed returns during the second quarter and for the first six months of the year. The S&P 500® Index, a measure of the broad U.S. equity market, generated a second quarter return of 0.28%, bringing its year-to-date return to 1.23%. In general, U.S. stocks have been trading at valuations considered at or slightly higher than historical averages; thus, more emphasis will be placed on corporate earnings for further price appreciation. While corporate earnings remain strong, the growth in earnings has slowed as they have been under pressure due to a strong U.S. dollar, lower earnings from the energy sector and the lack of pricing flexibility for top-line revenue growth. For the first six months of the year, the best performing area of the U.S. equity market has been small cap growth stocks, which posted a year-to-date return of 8.74%, as measured by the Russell 2000® Growth Index.

Non-U.S. stocks, both developed and emerging markets, generally outpaced their U.S. stock counterparts. The MSCI EAFE Index, the proxy for non-U.S. developed market stocks, posted a second quarter return of 0.62% and a year-to-date return of 5.52%. The MSCI Emerging Markets Index posted a second quarter return of 0.69%, bringing its year-to-date return to 2.95%. Non-U.S. stocks, in general, have benefited during the year from accommodative monetary policies and more attractive valuations. There are several issues that warrant a great deal of attention in the non-U.S. markets over upcoming months. First is Greece and its ability (or willingness) to stay within the Euro. Many expect this issue to be contained to Greece, but if Greece does exit the Euro, watch closely for contagion to other countries such as Portugal, Spain and Italy. The “spreading” of the pressure on the financial and economic systems is the issue, not Greece’s economy, which by itself, is immaterial. Second is China. China has been a meaningful contributor to global economic growth and a big user of commodities. There are reports and indications of slowing economic growth in conjunction with high debt levels. Additionally, the Chinese equity market experienced a meaningful correction as many speculators recently exited the market.

Overall, we expect higher volatility in asset prices with the increasing probability of greater macro-economic dislocations and events (such as Greece and/or China). While both asset classes (equities and bonds) are considered expensive, equities appear to offer a better risk/return tradeoff compared to bonds, although bonds will continue to play an important role in well diversified portfolios. Diversification and patience will be key for investors going forward.

We sincerely thank you for investing in GuideStone Funds and the trust you have placed with us. While some of the events in the market place today have been creating uncertainty, we want you to know that the implementation of our investment process is certain and consistently applied. We seek to add value for our clients in times of volatility, looking to take advantage of market dislocations.

Lastly, we welcome questions and comments. For additional commentary on the capital markets and information on GuideStone Funds, we invite you to visit our website, GuideStoneFunds.com. Please consider our website a central resource for your investment information.

Sincerely,

Matt L. Peden, CFA

Vice President - Chief Investment Officer

GuideStone Funds

(1)

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

(2)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(3)

The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey

(4)

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

(5)

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Actual
Fund	Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	Investor	$1,000.00	$1,010.44	0.25%	$1.25
MyDestination 2015	Investor	1,000.00	1,011.99	0.21	1.05
MyDestination 2025	Investor	1,000.00	1,013.14	0.21	1.04
MyDestination 2035	Investor	1,000.00	1,018.11	0.22	1.09
MyDestination 2045	Investor	1,000.00	1,022.00	0.24	1.18
MyDestination 2055	Investor	1,000.00	1,022.22	0.25	1.27
Conservative Allocation	Investor	1,000.00	1,009.49	0.20	0.98
Balanced Allocation	Investor	1,000.00	1,008.54	0.20	1.00
Growth Allocation	Investor	1,000.00	1,016.38	0.20	1.02
Aggressive Allocation	Investor	1,000.00	1,029.16	0.21	1.05
Conservative Allocation I	Institutional	1,000.00	1,011.60	0.18	0.88
Balanced Allocation I	Institutional	1,000.00	1,009.60	0.13	0.65
Growth Allocation I	Institutional	1,000.00	1,017.12	0.14	0.71
Aggressive Allocation I	Institutional	1,000.00	1,030.92	0.16	0.79
Money Market	Institutional	1,000.00	1,000.21	0.17	0.86
	Investor	1,000.00	1,000.06	0.21	1.05
Low-Duration Bond	Institutional	1,000.00	1,011.33	0.37	1.85
	Investor	1,000.00	1,009.99	0.58	2.88
Medium-Duration Bond	Institutional	1,000.00	1,000.24	0.45	2.25
	Investor	1,000.00	998.54	0.64	3.16

Actual
		Beginning	Ending	Annualized	Expenses
		Account Value	Account Value	Expense	Paid During
Fund	Class	01/01/15	06/30/15	Ratio (1)	Period (2)
Extended-Duration Bond	Institutional	$1,000.00	$959.07	0.59%	$2.85
	Investor	1,000.00	956.31	0.77	3.76
Global Bond (3)	Institutional	1,000.00	978.67	0.57	0.95
	Investor	1,000.00	996.67	0.79	3.91
Defensive Market Strategies (4)	Institutional	1,000.00	1,013.46	0.74	3.67
	Investor	1,000.00	1,012.13	0.99	4.93
Equity Index	Institutional	1,000.00	1,010.17	0.18	0.90
	Investor	1,000.00	1,008.76	0.39	1.96
Value Equity	Institutional	1,000.00	1,007.36	0.63	3.11
	Investor	1,000.00	1,006.79	0.89	4.44
Growth Equity	Institutional	1,000.00	1,031.71	0.79	3.98
	Investor	1,000.00	1,030.11	1.05	5.28
Small Cap Equity	Institutional	1,000.00	1,048.21	0.98	4.97
	Investor	1,000.00	1,047.42	1.20	6.12
International Equity Index (3)	Institutional	1,000.00	973.00	0.57	0.45
International Equity (4)	Institutional	1,000.00	1,055.93	1.13	5.76
	Investor	1,000.00	1,054.88	1.38	7.02
Emerging Markets Equity	Institutional	1,000.00	1,003.30	1.27	6.32
	Investor	1,000.00	1,001.10	1.50	7.46
Inflation Protected Bond (3)	Institutional	1,000.00	982.70	0.41	0.68
	Investor	1,000.00	1,003.04	0.63	3.13
Flexible Income	Investor	1,000.00	1,025.77	1.17	5.89
Real Assets	Investor	1,000.00	994.60	0.19	0.95
Real Estate Securities (3)	Institutional	1,000.00	949.11	0.92	1.49
	Investor	1,000.00	971.72	1.11	5.45
Global Natural Resources Equity	Investor	1,000.00	976.95	1.36	6.65

HYPOTHETICAL (assuming a 5% return before expenses)
		Beginning	Ending	Annualized	Expenses
		Account Value	Account Value	Expense	Paid During
Fund	Class	01/01/15	06/30/15	Ratio (1)	Period (2)
MyDestination 2005	Investor	$1,000.00	$1,023.53	0.25%	$1.26
MyDestination 2015	Investor	1,000.00	1,023.73	0.21	1.06
MyDestination 2025	Investor	1,000.00	1,023.75	0.21	1.04
MyDestination 2035	Investor	1,000.00	1,023.70	0.22	1.09
MyDestination 2045	Investor	1,000.00	1,023.61	0.24	1.18
MyDestination 2055	Investor	1,000.00	1,023.52	0.25	1.27
Conservative Allocation	Investor	1,000.00	1,023.80	0.20	0.99
Balanced Allocation	Investor	1,000.00	1,023.79	0.20	1.00
Growth Allocation	Investor	1,000.00	1,023.77	0.20	1.02
Aggressive Allocation	Investor	1,000.00	1,023.74	0.21	1.05
Conservative Allocation I	Institutional	1,000.00	1,023.90	0.18	0.89
Balanced Allocation I	Institutional	1,000.00	1,024.13	0.13	0.66

About Your Expenses (Unaudited) (Continued)

HYPOTHETICAL (assuming a 5% return before expenses)
		Beginning	Ending	Annualized	Expenses
		Account Value	Account Value	Expense	Paid During
Fund	Class	01/01/15	06/30/15	Ratio (1)	Period (2)
Growth Allocation I	Institutional	$1,000.00	$1,024.07	0.14%	$0.72
Aggressive Allocation I	Institutional	1,000.00	1,024.00	0.16	0.79
Money Market	Institutional	1,000.00	1,023.92	0.17	0.87
	Investor	1,000.00	1,023.73	0.21	1.06
Low-Duration Bond	Institutional	1,000.00	1,022.93	0.37	1.86
	Investor	1,000.00	1,021.89	0.58	2.90
Medium-Duration Bond	Institutional	1,000.00	1,022.51	0.45	2.28
	Investor	1,000.00	1,021.59	0.64	3.20
Extended-Duration Bond	Institutional	1,000.00	1,021.85	0.59	2.94
	Investor	1,000.00	1,020.90	0.77	3.89
Global Bond (3)	Institutional	1,000.00	1,005.50	0.57	2.86
	Investor	1,000.00	1,020.83	0.79	3.96
Defensive Market Strategies (4)	Institutional	1,000.00	1,021.10	0.74	3.69
	Investor	1,000.00	1,019.83	0.99	4.96
Equity Index	Institutional	1,000.00	1,023.89	0.18	0.90
	Investor	1,000.00	1,022.82	0.39	1.97
Value Equity	Institutional	1,000.00	1,021.65	0.63	3.14
	Investor	1,000.00	1,020.31	0.89	4.48
Growth Equity	Institutional	1,000.00	1,020.82	0.79	3.97
	Investor	1,000.00	1,019.52	1.05	5.27
Small Cap Equity	Institutional	1,000.00	1,019.88	0.98	4.91
	Investor	1,000.00	1,018.74	1.20	6.05
International Equity Index (3)	Institutional	1,000.00	1,001.14	0.57	2.83
International Equity (4)	Institutional	1,000.00	1,019.12	1.13	5.67
	Investor	1,000.00	1,017.88	1.38	6.91
Emerging Markets Equity	Institutional	1,000.00	1,018.40	1.27	6.39
	Investor	1,000.00	1,017.24	1.50	7.55
Inflation Protected Fund (3)	Institutional	1,000.00	1,006.33	0.41	2.03
	Investor	1,000.00	1,021.63	0.63	3.16
Flexible Income	Investor	1,000.00	1,018.91	1.17	5.88
Real Assets	Investor	1,000.00	1,023.83	0.19	0.96
Real Estate Securities Fund (3)	Institutional	1,000.00	1,003.79	0.92	4.57
	Investor	1,000.00	1,019.20	1.11	5.59
Global Natural Resources Equity	Investor	1,000.00	1,017.98	1.36	6.81

(1)

Expenses include the effect of contractual waivers by GuideStone Capital Management. The Date Target Funds’, Asset Allocation Funds’ and Real Assets Fund’s proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.

(2)

Expenses are equal to the Fund’s annualized expense ratios for the period January 1, 2015 through June 30, 2015, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(3)

Actual expense calculation for Institutional Class of Global Bond, Inflation Protected Bond and Real Estate Securities and Investor Class of International Equity Index are based on data since commencement of operations (May 1, 2015 and June 1, respectively) and Hypothetical Expense calculation for the share class assumes the share class has been in existence for 181 days, and are based on data since January 1, 2015.

(4)	The expense ratios for the Defensive Market Strategies Fund and the International Equity Fund include the impact of dividend and interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INVESTMENT ABBREVIATIONS:

ADR	—	American Depositary Receipt
CDO	—	Collateralized Debt Obligation
CLO	—	Collateralized Loan Obligation
CMBS	—	Commercial Mortgage-Backed Securities
CONV	—	Convertible
GDR	—	Global Depositary Receipt
IO	—	Interest Only (Principal amount shown is notional)
iTraxx	—	Rule based Credit Derivative Swap indices comprised of the most liquid names in each of their respective markets, Europe, Asia, Australia and Japan.
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
PO	—	Principal Only
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STRIP	—	Stripped Security
TBA	—	To be announced
TIPS	—	Treasury Inflation Protected Security.

	Value of	Percentage of
Fund	144A Securities	Net Assets
Money Market	$529,905,554	42.29%
Low-Duration Bond	198,753,796	22.78
Medium-Duration Bond	102,914,812	11.22
Extended-Duration Bond	19,659,853	7.08
Global Bond	75,918,275	18.51
Defensive Market Strategies	28,282,998	4.72
Small Cap Equity	2	—
International Equity Index	127,981	0.12
International Equity	5,041,718	0.38
Emerging Markets Equity	1,954,231	0.62
Inflation Protected Bond
Flexible Income Fund	5,042,487	3.51

INVESTMENT FOOTNOTES:

‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap contracts.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security. Maturity date for money market instruments is the date of the next interest rate reset.
Ω	—	Rates shown reflect the effective yields as of June 30, 2015.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
S	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
+	—	Security is valued at fair value by the Valuation Committee (see Note 1 in Notes to Financial Statements). As of June 30, 2015, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Low-Duration Bond	$—	—%
Medium-Duration Bond	19,893,430	2.17
Global Bond	3,159,573	0.77
Defensive Market Strategies	5,305,736	0.89
Small Cap Equity	2	—
International Equity Index	3,585	—
International Equity	106,427	0.01
Emerging Markets Equity	1,035,065	0.33
Real Estate Securities Fund	340,589	0.13
Global Natural Resources Fund	605,284	0.21

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

FOREIGN BOND FOOTNOTES:

(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Real (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(K)	—	Par is denominated in Norwegian Krone (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(T)	—	Par is denominated in Turkish Lira (TRL).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Dominican Peso (DOP).
(W)	—	Par is denominated in South Korean Won (KRW).
(X)	—	Par is denominated in Colombian Peso (COP).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).

COUNTERPARTY ABBREVIATIONS:

BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CITIC	—	Counterparty to contract is Citicorp.
CITIG	—	Counterparty to contract is Citigroup.
CME	—	Counterparty to contract is Chicago Mercantile Exchange.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HKSB	—	Counterparty to contract is Hong Kong & Shanghai Bank.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MLCS	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Pollock.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INDEX DEFINITIONS:

The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Barclays Global Aggregate Bond Index — Unhedged provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield – 2% Issuer Capped Index is an issuer-constrained version of the Barclays U.S. Corporate High Yield Index that measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

The Barclays U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

The Barclays U.S. Long-Term Government Bond Index is composed of securities in the long (more than 10 years) range of the Barclays U.S. Government Index and is composed of a subset of the Barclays Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

The Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

The Bloomberg Commodity Index provides a broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and represents 20 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

The CMBX Indexes are a group of indices made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.

The Dow Jones CDX Indexes are a series of indices that track North American and emerging market credit derivative indexes. This family of indices comprises a basket of credit derivatives that are representative of certain segments such as North American investment grade credit derivatives (NA.IG), high yield (NA.HY), and emerging markets (NA.EM).

The Dow Jones U.S. Select Real Estate Securities IndexSM is an unmanaged, broad-based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate.

The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (“ETFs”).

The iTraxx Indexes are a group of international credit derivative indices that are monitored by the International Index Company (IIC). iTraxx indices cover credit derivatives markets in Europe, Asia and Australia.

The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

The MSCI Commodity Producers Index is a free float-adjusted market capitalization index designed to reflect the performance of the three underlying commodity markets: energy, metals and agricultural products.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in mining for gold and silver. The index is calculated and maintained by the American Stock Exchange.

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

The S&P/LSTA U.S. B- Ratings and Above Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA U.S. B- Ratings and Above Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

The WTI Crude Oil Subindex Total Return index is a single commodity subindex of the Bloomberg CI composed of futures contracts on crude oil. It reflects the return of underlying commodity futures price movements only and is quoted in USD.

MYDESTINATION 2005 FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Institutional Class)¥	1,665,719	$1,665,719
GuideStone Low-Duration Bond Fund (Institutional Class)¥	4,267,372	36,101,970
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	1,404,488	9,648,835
GuideStone Global Bond Fund (Institutional Class)¥	244,659	2,405,003
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	835,269	9,714,178
GuideStone Equity Index Fund (Institutional Class)¥	330,311	2,986,007
GuideStone Value Equity Fund (Institutional Class)¥	339,099	3,004,415
GuideStone Growth Equity Fund (Institutional Class)¥	275,677	3,035,199
GuideStone Small Cap Equity Fund (Institutional Class)¥	111,292	1,040,584
GuideStone International Equity Fund (Institutional Class)¥	312,977	3,486,564
GuideStone International Equity Index Fund (Institutional Class)*¥	179,386	1,745,422
GuideStone Emerging Market Equity Fund (Institutional Class)¥	154,362	1,407,780
GuideStone Inflation Protected Bond Fund (Investor Class)*¥	916,910	9,379,992
GuideStone Flexible Income Fund (Investor Class)¥	471,994	4,658,585
GuideStone Real Estate Securities Fund (Institutional Class)¥	94,404	916,661
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	232,417	1,773,340
Credit Suisse Commodity Return Strategy Fund*	325,085	1,911,499

Total Mutual Funds (Cost $96,804,816)		94,881,753

TOTAL INVESTMENTS — 100.0% (Cost $96,804,816)		94,881,753
Other Assets in Excess of Liabilities — 0.0%		7,775

NET ASSETS — 100.0%		$94,889,528

PORTFOLIO SUMMARY (based on net assets)

%
Fixed Income Select Funds	52.5
U.S. Equity Select Funds	20.9
Real Return Select Funds	17.6
Non-U.S. Equity Select Funds	7.0
Credit Suisse Commodity Return Strategy	2.0

100.0

See Notes to Financial Statements.

MYDESTINATION 2005 FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$94,881,753	$94,881,753	$—	$—

Total Assets — Investments in Securities	$94,881,753	$94,881,753	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(11,092)	$(11,092)	$—	$—

Total Liabilities — Other Financial Instruments	$(11,092)	$(11,092)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	7,802,100	$7,802,100
GuideStone Low-Duration Bond Fund (Institutional Class)¥	7,617,461	64,443,717
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	9,204,817	63,237,092
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	1,754,679	7,281,917
GuideStone Global Bond Fund (Institutional Class)¥	2,325,516	22,859,821
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	7,510,856	87,351,256
GuideStone Equity Index Fund (Institutional Class)¥	2,832,693	25,607,546
GuideStone Value Equity Fund (Institutional Class)¥	2,919,430	25,866,148
GuideStone Growth Equity Fund (Institutional Class)¥	2,377,904	26,180,723
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,085,147	10,146,124
GuideStone International Equity Fund (Institutional Class)¥	2,746,910	30,600,574
GuideStone International Equity Index Fund (Institutional Class)*¥	1,543,826	15,021,424
GuideStone Emerging Market Equity Fund (Institutional Class)¥	1,330,683	12,135,826
GuideStone Inflation Protected Bond Fund (Investor Class)*¥	4,784,233	48,942,705
GuideStone Flexible Income Fund (Investor Class)¥	2,482,998	24,507,188
GuideStone Real Estate Securities Fund (Institutional Class)¥	502,503	4,879,303
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,231,876	9,399,212
Credit Suisse Commodity Return Strategy Fund*	1,684,137	9,902,727

Total Mutual Funds (Cost $509,820,834)		496,165,403

TOTAL INVESTMENTS — 99.9% (Cost $509,820,834)		496,165,403
Other Assets in Excess of Liabilities — 0.1%		291,747

NET ASSETS — 100.0%		$496,457,150

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	35.3
Fixed Income Select Funds	33.3
Real Return Select Funds	17.7
Non-U.S. Equity Select Funds	11.6
Credit Suisse Commodity Return Strategy	2.0

99.9

See Notes to Financial Statements.

MYDESTINATION 2015 FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$496,165,403	$496,165,403	$—	$—

Total Assets — Investments in Securities	$496,165,403	$496,165,403	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(89,494)	$(89,494)	$—	$—

Total Liabilities — Other Financial Instruments	$(89,494)	$(89,494)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	11,103,324	$11,103,324
GuideStone Low-Duration Bond Fund (Institutional Class)¥	5,266,504	44,554,626
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	9,940,293	68,289,813
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	4,181,602	17,353,646
GuideStone Global Bond Fund (Institutional Class)¥	4,061,836	39,927,850
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	10,429,515	121,295,265
GuideStone Equity Index Fund (Institutional Class)¥	5,802,496	52,454,567
GuideStone Value Equity Fund (Institutional Class)¥	5,944,324	52,666,715
GuideStone Growth Equity Fund (Institutional Class)¥	4,809,037	52,947,493
GuideStone Small Cap Equity Fund (Institutional Class)¥	2,371,616	22,174,613
GuideStone International Equity Fund (Institutional Class)¥	5,593,030	62,306,354
GuideStone International Equity Index Fund (Institutional Class)*¥	3,198,167	31,118,168
GuideStone Emerging Market Equity Fund (Institutional Class)¥	2,761,201	25,182,157
GuideStone Inflation Protected Bond Fund (Investor Class)*¥	2,879,820	29,460,557
GuideStone Flexible Income Fund (Investor Class)¥	1,196,386	11,808,331
GuideStone Real Estate Securities Fund (Institutional Class)¥	1,875,360	18,209,748
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	2,606,281	19,885,926
Credit Suisse Commodity Return Strategy Fund*	3,567,854	20,978,983

Total Mutual Funds (Cost $726,285,316)		701,718,136

TOTAL INVESTMENTS — 99.9% (Cost $726,285,316)		701,718,136
Other Assets in Excess of Liabilities — 0.1%		511,246

NET ASSETS — 100.0%		$702,229,382

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	42.9
Fixed Income Select Funds	25.8
Non-U.S. Equity Select Funds	16.9
Real Return Select Funds	11.3
Credit Suisse Commodity Return Strategy	3.0

99.9

See Notes to Financial Statements.

MYDESTINATION 2025 FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$701,718,136	$701,718,136	$—	$—

Total Assets — Investments in Securities	$701,718,136	$701,718,136	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(158,098)	$(158,098)	$—	$—

Total Liabilities — Other Financial Instruments	$(158,098)	$(158,098)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	8,991,097	$8,991,097
GuideStone Low-Duration Bond Fund (Institutional Class)¥	387,280	3,276,387
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	3,036,735	20,862,368
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	941,673	3,907,941
GuideStone Global Bond Fund (Institutional Class)¥	3,263,283	32,078,071
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	555,776	6,463,676
GuideStone Equity Index Fund (Institutional Class)¥	5,214,569	47,139,700
GuideStone Value Equity Fund (Institutional Class)¥	5,301,896	46,974,800
GuideStone Growth Equity Fund (Institutional Class)¥	4,298,602	47,327,609
GuideStone Small Cap Equity Fund (Institutional Class)¥	2,587,423	24,192,403
GuideStone International Equity Fund (Institutional Class)¥	5,159,296	57,474,555
GuideStone International Equity Index Fund (Institutional Class)*¥	2,957,834	28,779,722
GuideStone Emerging Market Equity Fund (Institutional Class)¥	2,548,175	23,239,357
GuideStone Real Estate Securities Fund (Institutional Class)¥	1,290,306	12,528,867
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,554,212	11,858,638
Credit Suisse Commodity Return Strategy Fund*	2,182,541	12,833,343

Total Mutual Funds (Cost $403,517,326)		387,928,534

TOTAL INVESTMENTS — 99.9% (Cost $403,517,326)		387,928,534
Other Assets in Excess of Liabilities — 0.1%		500,952

NET ASSETS — 100.0%		$388,429,486

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	44.3
Non-U.S. Equity Select Funds	28.2
Fixed Income Select Funds	17.8
Real Return Select Funds	6.3
Credit Suisse Commodity Return Strategy	3.3

99.9

See Notes to Financial Statements.

MYDESTINATION 2035 FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$387,928,534	$387,928,534	$—	$—

Total Assets — Investments in Securities	$387,928,534	$387,928,534	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(138,710)	$(138,710)	$—	$—

Total Liabilities — Other Financial Instruments	$(138,710)	$(138,710)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

MYDESTINATION 2045 FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	6,419,672	$6,419,672
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	183,334	1,259,507
GuideStone Global Bond Fund (Institutional Class)¥	1,767,284	17,372,404
GuideStone Equity Index Fund (Institutional Class)¥	4,229,017	38,230,313
GuideStone Value Equity Fund (Institutional Class)¥	4,303,996	38,133,403
GuideStone Growth Equity Fund (Institutional Class)¥	3,496,288	38,494,127
GuideStone Small Cap Equity Fund (Institutional Class)¥	2,313,633	21,632,465
GuideStone International Equity Fund (Institutional Class)¥	4,301,741	47,921,395
GuideStone International Equity Index Fund (Institutional Class)*¥	2,464,214	23,976,805
GuideStone Emerging Market Equity Fund (Institutional Class)¥	2,105,531	19,202,440
GuideStone Real Estate Securities Fund (Institutional Class)¥	930,124	9,031,505
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,157,731	8,833,484
Credit Suisse Commodity Return Strategy Fund*	1,569,533	9,228,853

Total Mutual Funds (Cost $290,982,189)		279,736,373

TOTAL INVESTMENTS — 99.9% (Cost $290,982,189)		279,736,373
Other Assets in Excess of Liabilities — 0.1%		282,041

NET ASSETS — 100.0%		$280,018,414

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	48.7
Non-U.S. Equity Select Funds	32.5
Fixed Income Select Funds	9.0
Real Return Select Funds	6.4
Credit Suisse Commodity Return Strategy	3.3

99.9

See Notes to Financial Statements.

MYDESTINATION 2045 FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$279,736,373	$279,736,373	$—	$—

Total Assets — Investments in Securities	$279,736,373	$279,736,373	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(102,065)	$(102,065)	$—	$—

Total Liabilities — Other Financial Instruments	$(102,065)	$(102,065)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

MYDESTINATION 2055 FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (Institutional Class)¥	716,954	$716,954
GuideStone Global Bond Fund (Institutional Class)¥	164,803	1,620,009
GuideStone Equity Index Fund (Institutional Class)¥	502,413	4,541,817
GuideStone Value Equity Fund (Institutional Class)¥	512,203	4,538,122
GuideStone Growth Equity Fund (Institutional Class)¥	416,002	4,580,180
GuideStone Small Cap Equity Fund (Institutional Class)¥	282,077	2,637,421
GuideStone International Equity Fund (Institutional Class)¥	503,326	5,607,051
GuideStone International Equity Index Fund (Institutional Class)*¥	287,500	2,797,375
GuideStone Emerging Market Equity Fund (Institutional Class)¥	249,670	2,276,994
GuideStone Real Estate Securities Fund (Institutional Class)¥	109,308	1,061,384
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	138,634	1,057,781
Credit Suisse Commodity Return Strategy Fund*	181,232	1,065,646

Total Mutual Funds (Cost $33,769,584)		32,500,734

TOTAL INVESTMENTS — 99.7% (Cost $33,769,584)		32,500,734
Other Assets in Excess of Liabilities — 0.3%		99,547

NET ASSETS — 100.0%		$32,600,281

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	50.0
Non-U.S. Equity Select Funds	32.7
Fixed Income Select Funds	7.2
Real Return Select Funds	6.5
Credit Suisse Commodity Return Strategy	3.3

99.7

See Notes to Financial Statements.

MYDESTINATION 2055 FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$32,500,734	$32,500,734	$—	$—

Total Assets — Investments in Securities	$32,500,734	$32,500,734	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(10,115)	$(10,115)	$—	$—

Total Liabilities — Other Financial Instruments	$(10,115)	$(10,115)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2015 (Unaudited)

	MyDestination 2005 Fund	MyDestination 2015 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,911,499	$9,902,727
Investments in securities of affiliated issuers, at value	92,970,254	486,262,676

Total investments (1)	94,881,753	496,165,403
Cash collateral for derivatives	77,200	271,000
Receivables:
Dividends	58	275
Receivable from advisor	2,691	—
Investment securities sold	42	304
Fund shares sold	16,551	267,714
Variation margin on financial futures contracts	1,170	7,676
Prepaid expenses and other assets	10,144	12,161

Total Assets	94,989,609	496,724,533

Liabilities
Payables:
Investment securities purchased	—	86
Fund shares redeemed	59,381	102,012
Variation margin on financial futures contracts	273	4,258
Accrued expenses:
Investment advisory fees	—	25,252
Shareholder servicing fees	19,784	102,747
Other expenses	20,643	33,028

Total Liabilities	100,081	267,383

Net Assets	$94,889,528	$496,457,150

Net Assets Consist of:
Paid-in-capital	$91,687,962	$451,801,701
Accumulated net investment income	401,392	2,314,928
Undistributed net realized gain on investments and derivative transactions	4,734,329	56,085,446
Net unrealized appreciation (depreciation) on investments and derivative transactions	(1,934,155)	(13,744,925)

Net Assets	$94,889,528	$496,457,150

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Investor Class	$94,889,528	$496,457,150

Investor shares outstanding	8,907,337	45,268,957

Net asset value, offering and redemption price per Investor share	$10.65	$10.97

(1) Investments in securities of unaffiliated issuers, at cost	$2,264,332	$11,946,400
Investments in securities of affiliated issuers, at cost	94,540,484	497,874,434

Total investments at cost	$96,804,816	$509,820,834

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$20,978,983	$12,833,343	$9,228,853	$1,065,646
680,739,153	375,095,191	270,507,520	31,435,088

701,718,136	387,928,534	279,736,373	32,500,734
423,000	358,900	275,500	37,000

397	286	208	24
—	—	—	6,642
—	—	—	—
342,409	310,161	282,191	94,362
17,760	7,795	13,901	1,170
11,854	11,815	10,188	7,058

702,513,556	388,617,491	280,318,361	32,646,990

—	—	—	57
56,187	60,465	200,932	21,377
6,901	—	5,226	—

39,719	17,683	9,969	—
145,016	80,672	58,222	6,759
36,351	29,185	25,598	18,516

284,174	188,005	299,947	46,709

$702,229,382	$388,429,486	$280,018,414	$32,600,281

$636,122,180	$344,387,516	$248,131,847	$31,303,528
3,034,208	1,405,289	809,527	86,449
87,798,272	58,364,183	42,424,921	2,489,269
(24,725,278)	(15,727,502)	(11,347,881)	(1,278,965)

$702,229,382	$388,429,486	$280,018,414	$32,600,281

$702,229,382	$388,429,486	$280,018,414	$32,600,281

65,050,524	36,354,518	27,391,521	2,531,888

$10.80	$10.68	$10.22	$12.88

$24,848,700	$15,148,450	$10,928,900	$1,248,480
701,436,616	388,368,876	280,053,289	32,521,104

$726,285,316	$403,517,326	$290,982,189	$33,769,584

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2015 (Unaudited)

	MyDestination 2005 Fund	MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$517,934	$2,818,086

Total Investment Income	517,934	2,818,086

Expenses
Investment advisory fees	48,456	248,245
Transfer agent fees:
Investor Shares	10,203	12,901
Custodian fees	4,955	11,523
Shareholder servicing fees:
Investor Shares	40,468	209,120
Accounting and administration fees	4,161	14,489
Professional fees	23,901	23,901
Blue sky fees:
Investor Shares	9,593	10,803
Shareholder reporting fees:
Investor Shares	3,061	7,798
Trustee expenses	585	3,032
Line of credit facility fees	311	1,610
Other expenses	6,493	7,060

Total Expenses	152,187	550,482
Expenses waived/reimbursed net of amount recaptured(1)	(32,991)	(35,354)

Net Expenses	119,196	515,128

Net investment income	398,738	2,302,958

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	247,302	2,133,614
Net realized gain on investment securities of unaffiliated issuers	3,869,859	48,574,072
Net realized gain on futures transactions	29,034	206,983

Net realized gain	4,146,195	50,914,669

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(3,531,551)	(47,525,898)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(30,677)	(184,913)
Change in unrealized appreciation (depreciation) on futures	(18,195)	(103,328)

Net change in unrealized appreciation (depreciation)	(3,580,423)	(47,814,139)

Net Realized and Unrealized Gain	565,772	3,100,530

Net Increase in Net Assets Resulting from Operations	$964,510	$5,403,488

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$3,741,444	$1,814,005	$1,118,009	$124,532

3,741,444	1,814,005	1,118,009	124,532

346,746	192,161	137,264	15,798

14,122	11,596	11,309	9,067
14,372	11,724	9,927	5,411

294,816	164,146	118,297	13,803
19,491	11,496	8,664	2,036
23,901	23,901	23,901	23,901

10,261	10,201	9,152	7,924

10,374	5,702	5,151	1,329
4,186	2,296	1,620	183
2,222	1,217	859	97
8,221	7,089	7,350	6,585

748,712	441,529	333,494	86,134
(41,476)	(32,813)	(17,602)	(46,982)

707,236	408,716	315,892	39,152

3,034,208	1,405,289	802,117	85,380

4,070,714	2,843,815	2,207,445	261,948
73,226,108	45,919,343	33,420,489	1,228,624
372,198	358,052	244,296	17,191

77,669,020	49,121,210	35,872,230	1,507,763

(72,033,772)	(43,680,676)	(31,004,159)	(945,137)
(341,852)	(187,672)	(125,301)	(17,114)
(196,800)	(159,310)	(132,421)	(17,217)

(72,572,424)	(44,027,658)	(31,261,881)	(979,468)

5,096,596	5,093,552	4,610,349	528,295

$8,130,804	$6,498,841	$5,412,466	$613,675

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund		MyDestination 2015 Fund
	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$398,738	$1,092,696	$2,302,958	$6,032,526
Net realized gain on investment securities and futures transactions	4,146,195	2,918,216	50,914,669	20,072,402
Net change in unrealized appreciation (depreciation) on investment securities and futures	(3,580,423)	(1,743,938)	(47,814,139)	(8,404,973)

Net increase in net assets resulting from operations	964,510	2,266,974	5,403,488	17,699,955

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	—	(1,608,633)	155	(9,591,134)
Distributions from net realized capital gains	—	(2,064,197)	—	(14,318,200)

Total dividends and distributions	—	(3,672,830)	155	(23,909,334)

Capital Share Transactions:
Proceeds from Investor shares sold	11,814,371	26,180,994	34,761,475	76,410,888
Reinvestment of dividends and distributions into Investor shares	—	3,672,256	(155)	23,902,599

Total proceeds from shares sold and reinvested	11,814,371	29,853,250	34,761,320	100,313,487

Value of Investor shares redeemed	(10,110,985)	(21,042,438)	(24,032,822)	(54,260,161)

Net increase from capital share transactions(2)	1,703,386	8,810,812	10,728,498	46,053,326

Total increase in net assets	2,667,896	7,404,956	16,132,141	39,843,947

Net Assets:
Beginning of Period	92,221,632	84,816,676	480,325,009	440,481,062

End of Period*	$94,889,528	$92,221,632	$496,457,150	$480,325,009

*Including undistributed net investment income	$401,392	$2,654	$2,314,928	$11,815

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund		MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$3,034,208	$7,464,341	$1,405,289	$3,629,051	$802,117	$2,162,583	$85,380	$222,143
77,669,020	28,234,518	49,121,210	17,055,415	35,872,230	13,695,781	1,507,763	1,485,993
(72,572,424)	(13,801,389)	(44,027,658)	(12,766,541)	(31,261,881)	(11,093,247)	(979,468)	(1,347,538)

8,130,804	21,897,470	6,498,841	7,917,925	5,412,466	4,765,117	613,675	360,598

—	(13,308,504)	—	(6,498,605)	—	(4,349,803)	—	(460,778)
—	(19,891,012)	—	(12,938,463)	—	(10,268,393)	—	(894,166)

—	(33,199,516)	—	(19,437,068)	—	(14,618,196)	—	(1,354,944)

51,812,292	117,034,212	31,207,111	69,056,168	25,120,531	45,733,966	8,727,415	14,017,411
—	33,198,784	—	19,437,068	—	14,618,196	—	1,354,944

51,812,292	150,232,996	31,207,111	88,493,236	25,120,531	60,352,162	8,727,415	15,372,355

(16,409,115)	(25,887,589)	(8,088,648)	(10,035,436)	(3,909,308)	(9,205,978)	(4,553,485)	(2,947,845)

35,403,177	124,345,407	23,118,463	78,457,800	21,211,223	51,146,184	4,173,930	12,424,510

43,533,981	113,043,361	29,617,304	66,938,657	26,623,689	41,293,105	4,787,605	11,430,164

658,695,401	545,652,040	358,812,182	291,873,525	253,394,725	212,101,620	27,812,676	16,382,512

$702,229,382	$658,695,401	$388,429,486	$358,812,182	$280,018,414	$253,394,725	$32,600,281	$27,812,676

$3,034,208	$—	$1,405,289	$—	$809,527	$7,410	$86,449	$1,069

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)(4)	Expenses, Gross(3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
MyDestination 2005 Fund
Investor Class
2015(6)	$10.54	$0.04	#	$0.03	$0.04	$—	$—	$10.65	1.04%	$94,890	0.25%	0.32%	0.84%	103%
2014	10.70	0.13	#	0.21	(0.06)	(0.19)	(0.25)	10.54	2.54	92,222	0.20	0.24	1.22	9
2013	10.25	0.09	#	0.25	0.29	(0.18)	—	10.70	6.18	84,817	0.20	0.25	0.87	27
2012	9.60	0.13	#	0.18	0.55	(0.21)	—	10.25	8.92	80,582	0.20	0.27	1.24	8
2011	9.53	0.14	#	0.05	0.05	(0.17)	—	9.60	2.52	64,608	0.20	0.35	1.43	31
2010	8.84	0.14	#	0.09	0.70	(0.24)	—	9.53	10.56	54,683	0.20	0.26	1.50	19
MyDestination 2015 Fund
Investor Class
2015(6)	$10.84	$0.05	#	$0.05	$0.03	$—	$—	$10.97	1.20%	$496,457	0.21%	0.23%	0.94%	102%
2014	10.97	0.15	#	0.35	(0.07)	(0.22)	(0.34)	10.84	3.92	480,325	0.14	0.14	1.29	6
2013	10.21	0.12	#	0.44	0.49	(0.28)	(0.01)	10.97	10.35	440,481	0.14	0.14	1.10	15
2012	9.37	0.15	#	0.22	0.70	(0.23)	—	10.21	11.46	352,576	0.15	0.15	1.47	2
2011	9.36	0.14	#	0.05	(0.02)	(0.16)	—	9.37	1.84	274,096	0.17	0.17	1.46	33
2010	8.42	0.14	#	0.06	0.94	(0.20)	—	9.36	13.54	245,672	0.16	0.16	1.65	28
MyDestination 2025 Fund
Investor Class
2015(6)	$10.66	$0.05	#	$0.06	$0.03	$—	$—	$10.80	1.31%	$702,229	0.21%	0.22%	0.89%	108%
2014	10.80	0.14	#	0.46	(0.18)	(0.22)	(0.34)	10.66	3.88	658,695	0.14	0.14	1.23	3
2013	9.84	0.13	#	0.57	0.78	(0.27)	(0.25)	10.80	15.15	545,652	0.14	0.14	1.19	16
2012	8.81	0.14	#	0.22	0.86	(0.19)	—	9.84	13.90	375,238	0.15	0.15	1.51	2
2011	8.94	0.13	#	0.03	(0.16)	(0.13)	—	8.81	0.03	278,239	0.17	0.17	1.42	24
2010	7.88	0.14	#	0.03	1.04	(0.15)	—	8.94	15.32	236,502	0.20	0.17	1.72	15

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(6)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)(4)	Expenses, Gross(3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
MyDestination 2035 Fund
Investor Class
2015(6)	$10.49	$0.04	#	$0.08		$0.07	$—	$—	$10.68	1.81%	$388,429	0.22%	0.24%	0.75%	117%
2014	10.79	0.12	#	0.51		(0.34)	(0.19)	(0.40)	10.49	2.70	358,812	0.15	0.15	1.10	5
2013	9.40	0.11	#	0.64		1.26	(0.22)	(0.40)	10.79	21.41	291,874	0.19	0.16	1.05	17
2012	8.22	0.11	#	0.21		1.02	(0.11)	(0.05)	9.40	16.30	188,242	0.20	0.18	1.23	1
2011	8.62	0.10	#	0.01		(0.37)	(0.09)	(0.05)	8.22	(2.99)	131,446	0.20	0.23	1.13	10
2010	7.52	0.10	#	0.01		1.10	(0.10)	(0.01)	8.62	16.02	110,206	0.20	0.23	1.32	9
MyDestination 2045 Fund
Investor Class
2015(6)	$10.00	$0.03	#	$0.08		$0.11	$—	$—	$10.22	2.20%	$280,018	0.24%	0.25%	0.60%	121%
2014	10.37	0.10	#	0.53		(0.40)	(0.17)	(0.43)	10.00	2.23	253,395	0.20	0.17	0.92	4
2013	9.14	0.10	#	0.68		1.35	(0.21)	(0.69)	10.37	23.44	212,102	0.20	0.18	0.94	18
2012	7.96	0.10	#	0.21		1.01	(0.09)	(0.05)	9.14	16.60	135,196	0.20	0.21	1.14	1
2011	8.52	0.07	#	—	†	(0.38)	(0.07)	(0.18)	7.96	(3.63)	89,954	0.20	0.29	0.87	25
2010	7.38	0.08	#	—	†	1.16	(0.07)	(0.03)	8.52	16.80	75,803	0.20	0.30	1.08	1
MyDestination 2055 Fund
Investor Class
2015(6)	$12.60	$0.04	#	$0.11		$0.13	$—	$—	$12.88	2.22%	$32,600	0.25%	0.56%	0.55%	126%
2014	12.95	0.14	#	0.77		(0.62)	(0.21)	(0.43)	12.60	2.25	27,813	0.20	0.62	1.02	5
2013	11.20	0.13	#	1.02		1.47	(0.26)	(0.61)	12.95	23.44	16,383	0.20	1.01	1.05	30
2012*	10.00	0.13	#	0.30		0.98	(0.10)	(0.11)	11.20	14.18	6,316	0.20	2.31	1.24	18

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was January 1, 2012.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(6)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

CONSERVATIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.2%
GuideStone Money Market Fund (Institutional Class)¥	4,482,745	$4,482,745
GuideStone Low-Duration Bond Fund (Institutional Class)¥	14,849,699	125,628,454
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	4,864,175	33,416,883
GuideStone Global Bond Fund (Institutional Class)¥	847,015	8,326,161
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	2,329,771	27,095,239
GuideStone Value Equity Fund (Institutional Class)¥	1,468,911	13,014,550
GuideStone Growth Equity Fund (Institutional Class)¥	1,196,535	13,173,848
GuideStone Small Cap Equity Fund (Institutional Class)¥	314,248	2,938,220
GuideStone International Equity Fund (Institutional Class)¥	1,346,983	15,005,394
GuideStone Emerging Market Equity Fund (Institutional Class)¥	433,832	3,956,548
GuideStone Inflation Protected Bond Fund (Investor Class)*¥	2,959,719	30,277,927
GuideStone Flexible Income Fund (Investor Class)¥	1,556,523	15,362,881
GuideStone Real Estate Securities Fund (Institutional Class)¥	307,919	2,989,897
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,439,200	10,981,099

Total Mutual Funds (Cost $313,766,519)		306,649,846

TOTAL INVESTMENTS — 100.2% (Cost $313,766,519)		306,649,846
Liabilities in Excess of Other Assets — (0.2)%		(545,464)

NET ASSETS — 100.0%		$306,104,382

PORTFOLIO SUMMARY (based on net assets)

%
Fixed Income Select Funds	56.1
Real Return Select Funds	19.5
U.S. Equity Select Funds	18.4
Non-U.S Equity Select Fund	6.2

100.2

See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$306,649,846	$306,649,846	$—	$—

Total Assets — Investments in Securities	$306,649,846	$306,649,846	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(14,439)	$(14,439)	$—	$—

Total Liabilities — Other Financial Instruments	$(14,439)	$(14,439)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

BALANCED ALLOCATION FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Institutional Class)¥	23,661,117	$23,661,117
GuideStone Low-Duration Bond Fund (Institutional Class)¥	18,379,070	155,486,933
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	30,021,321	206,246,478
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	12,667,061	52,568,302
GuideStone Global Bond Fund (Institutional Class)¥	10,370,702	101,944,003
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	8,833,662	102,735,487
GuideStone Value Equity Fund (Institutional Class)¥	12,815,629	113,546,472
GuideStone Growth Equity Fund (Institutional Class)¥	10,303,146	113,437,634
GuideStone Small Cap Equity Fund (Institutional Class)¥	2,609,828	24,401,891
GuideStone International Equity Fund (Institutional Class)¥	11,495,590	128,060,872
GuideStone Emerging Market Equity Fund (Institutional Class)¥	3,621,143	33,024,821
GuideStone Inflation Protected Bond Fund (Investor Class)*¥	7,363,417	75,327,752
GuideStone Flexible Income Fund (Investor Class)¥	3,927,069	38,760,171
GuideStone Real Estate Securities Fund (Institutional Class)¥	3,474,173	33,734,222
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	9,737,187	74,294,738

Total Mutual Funds (Cost $1,325,728,408)		1,277,230,893

TOTAL INVESTMENTS — 100.0% (Cost $1,325,728,408)		1,277,230,893
Liabilities in Excess of Other Assets — 0.0%		(297,758)

NET ASSETS — 100.0%		$1,276,933,135

PORTFOLIO SUMMARY (based on net assets)

%
Fixed Income Select Funds	42.3
U.S. Equity Select Funds	27.7
Real Return Select Funds	17.4
Non-U.S Equity Select Fund	12.6

100.0

See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,277,230,893	$1,277,230,893	$—	$—

Total Assets — Investments in Securities	$1,277,230,893	$1,277,230,893	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(276,322)	$(276,322)	$—	$—

Total Liabilities — Other Financial Instruments	$(276,322)	$(276,322)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

GROWTH ALLOCATION FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund (Institutional Class)¥	21,391,610	$21,391,610
GuideStone Low-Duration Bond Fund (Institutional Class)¥	8,251,092	69,804,243
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	13,423,214	92,217,484
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	5,759,087	23,900,210
GuideStone Global Bond Fund (Institutional Class)¥	4,623,228	45,446,334
GuideStone Value Equity Fund (Institutional Class)¥	18,677,773	165,485,069
GuideStone Growth Equity Fund (Institutional Class)¥	15,031,195	165,493,456
GuideStone Small Cap Equity Fund (Institutional Class)¥	3,860,804	36,098,516
GuideStone International Equity Fund (Institutional Class)¥	17,161,348	191,177,411
GuideStone Emerging Market Equity Fund (Institutional Class)¥	5,346,246	48,757,765
GuideStone Real Estate Securities Fund (Institutional Class)¥	3,343,527	32,465,649
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	7,446,068	56,813,500

Total Mutual Funds (Cost $990,125,605)		949,051,247

TOTAL INVESTMENTS — 100.1% (Cost $990,125,605)		949,051,247
Liabilities in Excess of Other Assets — (0.1)%		(913,460)

NET ASSETS — 100.0%		$948,137,787

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	38.7
Fixed Income Select Funds	26.7
Non-U.S Equity Select Fund	25.3
Real Return Select Funds	9.4

100.1

See Notes to Schedules of Investments.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$949,051,247	$949,051,247	$—	$—

Total Assets — Investments in Securities	$949,051,247	$949,051,247	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(321,315)	$(321,315)	$—	$—

Total Liabilities — Other Financial Instruments	$(321,315)	$(321,315)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Schedules of Investments.

AGGRESSIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Institutional Class)¥	18,642,926	$18,642,926
GuideStone Value Equity Fund (Institutional Class)¥	26,042,921	230,740,279
GuideStone Growth Equity Fund (Institutional Class)¥	21,102,306	232,336,390
GuideStone Small Cap Equity Fund (Institutional Class)¥	5,498,986	51,415,516
GuideStone International Equity Fund (Institutional Class)¥	24,228,915	269,910,119
GuideStone Emerging Market Equity Fund (Institutional Class)¥	7,683,801	70,076,264

Total Mutual Funds (Cost $900,032,860)		873,121,494

TOTAL INVESTMENTS — 100.0% (Cost $900,032,860)		873,121,494
Other Assets in Excess of Liabilities — 0.0%		230,867

NET ASSETS — 100.0%		$873,352,361

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	58.9
Non-U.S Equity Select Fund	38.9
Fixed Income Select Funds	2.2

100.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$873,121,494	$873,121,494	$—	$—

Total Assets — Investments in Securities	$873,121,494	$873,121,494	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(397,832)	$(397,832)	$—	$—

Total Liabilities — Other Financial Instruments	$(397,832)	$(397,832)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2015 (Unaudited)

	Conservative	Balanced	Growth	Aggressive
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund
Assets
Investments in securities of affiliated issuers, at value (1)	$306,649,846	$1,277,230,893	$949,051,247	$873,121,494
Cash collateral for derivatives	78,200	642,600	753,000	863,000
Receivables:
Dividends from affiliated funds	136	850	689	581
Investment securities sold	—	929	—	—
Fund shares sold	53,642	122,179	30,394	34,555
Variation margin on financial futures contracts	1,766	29,751	31,240	46,145
Prepaid expenses and other assets	8,188	7,969	9,139	7,756

Total Assets	306,791,778	1,278,035,171	949,875,709	874,073,531

Liabilities
Payables:
Investment securities purchased	—	57	—	1,555
Fund shares redeemed	573,020	669,539	1,403,612	399,635
Variation margin on financial futures contracts	1,703	13,773	15,137	16,320
Accrued expenses:
Investment advisory fees	10,582	84,722	69,115	75,037
Professional fees	8,390	8,390	8,390	8,390
Shareholder servicing fees	63,362	266,407	198,789	183,501
Other expenses	30,339	59,148	42,879	36,732

Total Liabilities	687,396	1,102,036	1,737,922	721,170

Net Assets	$306,104,382	$1,276,933,135	$948,137,787	$873,352,361

Net Assets Consist of:
Paid-in-capital	$291,865,920	$1,131,871,278	$824,794,657	$703,175,950
Accumulated net investment income	1,368,111	6,262,022	2,971,106	1,224,912
Undistributed net realized gain on investments and derivative transactions	20,001,464	187,573,672	161,767,697	196,260,697
Net unrealized appreciation (depreciation) on investments and derivative transactions	(7,131,113)	(48,773,837)	(41,395,673)	(27,309,198)

Net Assets	$306,104,382	$1,276,933,135	$948,137,787	$873,352,361

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Investor Class	$306,104,382	$1,276,933,135	$948,137,787	$873,352,361

Investor shares outstanding	26,158,997	98,248,784	69,458,070	60,353,077

Net asset value, offering and redemption price per Investor share	$11.70	$13.00	$13.65	$14.47

(1) Investments in securities of affiliated issuers, at cost	$313,766,519	$1,325,728,408	$990,125,605	$900,032,860

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2015 (Unaudited)

	Conservative	Balanced	Growth	Aggressive
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund
Investment Income
Income distributions received from affiliated funds	$1,671,412	$7,524,545	$3,941,101	$2,142,398

Total Investment Income	1,671,412	7,524,545	3,941,101	2,142,398

Expenses
Investment advisory fees	156,111	660,603	490,766	447,316
Transfer agent fees:
Investor shares	17,024	33,062	22,050	18,516
Custodian fees	9,163	19,574	17,363	14,790
Shareholder servicing fees:
Investor shares	129,427	545,597	407,514	375,303
Accounting and administration fees	10,014	35,726	26,988	24,611
Professional fees	23,901	23,901	23,901	23,901
Blue sky fees:
Investor shares	10,022	10,892	8,701	8,111
Shareholder reporting fees:
Investor shares	13,460	27,558	18,666	15,141
Trustee expenses	1,942	8,062	5,952	5,450
Line of credit facility fees	1,031	4,283	3,159	2,889
Other expenses	6,265	8,247	8,008	8,180

Total Expenses	378,360	1,377,505	1,033,068	944,208
Expenses waived/reimbursed(1)	(74,364)	(83,191)	(55,953)	(26,722)

Net Expenses	303,996	1,294,314	977,115	917,486

Net investment income	1,367,416	6,230,231	2,963,986	1,224,912

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	924,224	7,726,634	9,286,409	11,614,900
Net realized gain on investment securities of affiliated issuers	14,924,773	159,793,118	124,177,213	144,292,494
Net realized gain on futures transactions	48,271	773,401	728,235	619,237

Net realized gain	15,897,268	168,293,153	134,191,857	156,526,631

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(14,195,410)	(162,760,378)	(121,044,741)	(132,024,143)
Change in unrealized appreciation (depreciation) on futures	(19,556)	(429,453)	(404,303)	(457,617)

Net change in unrealized appreciation	(14,214,966)	(163,189,831)	(121,449,044)	(132,481,760)

Net Realized and Unrealized Gain	1,682,302	5,103,322	12,742,813	24,044,871

Net Increase in Net Assets Resulting from Operations	$3,049,718	$11,333,553	$15,706,799	$25,269,783

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$1,367,416	$3,724,789	$6,230,231	$18,140,467
Net realized gain on investment securities and futures transactions	15,897,268	10,499,529	168,293,153	49,001,772
Net change in unrealized appreciation (depreciation) on investment securities and futures	(14,214,966)	(9,709,249)	(163,189,831)	(21,985,343)

Net increase in net assets resulting from operations	3,049,718	4,515,069	11,333,553	45,156,896

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	—	(5,082,503)	—	(26,663,373)
Distributions from net realized capital gains	—	(5,814,296)	—	(42,105,899)

Total dividends and distributions	—	(10,896,799)	—	(68,769,272)

Capital Share Transactions:
Proceeds from Investor shares sold	13,765,221	37,399,207	23,920,617	59,860,682
Reinvestment of dividends and distributions into Investor shares	—	10,890,939	—	68,739,088

Total proceeds from shares sold and reinvested	13,765,221	48,290,146	23,920,617	128,599,770

Value of Investor shares redeemed	(22,148,190)	(49,683,717)	(50,180,314)	(101,656,659)

Net increase (decrease) from capital share transactions(2)	(8,382,969)	(1,393,571)	(26,259,697)	26,943,111

Total increase (decrease) in net assets	(5,333,251)	(7,775,301)	(14,926,144)	3,330,735

Net Assets:
Beginning of Period	311,437,633	319,212,934	1,291,859,279	1,288,528,544

End of Period*	$306,104,382	$311,437,633	$1,276,933,135	$1,291,859,279

* Including undistributed net investment income	$1,368,111	$695	$6,262,022	$31,791

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
(Unaudited)		(Unaudited)

$2,963,986	$10,338,909	$1,224,912	$6,918,431
134,191,857	54,953,676	156,526,631	68,721,169

(121,449,044)	(36,968,953)	(132,481,760)	(46,977,084)

15,706,799	28,323,632	25,269,783	28,662,516

(79)	(17,351,172)	—	(13,898,214)
—	(48,439,446)	—	(59,010,154)

(79)	(65,790,618)	—	(72,908,368)

17,495,446	36,300,427	14,088,500	24,675,504
79	65,783,344	—	72,902,702

17,495,525	102,083,771	14,088,500	97,578,206

(37,167,070)	(76,415,769)	(35,731,704)	(63,169,720)

(19,671,545)	25,668,002	(21,643,204)	34,408,486

(3,964,825)	(11,798,984)	3,626,579	(9,837,366)

952,102,612	963,901,596	869,725,782	879,563,148

$948,137,787	$952,102,612	$873,352,361	$869,725,782

$2,971,106	$7,199	$1,224,912	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net (3)(4)	Expenses, Gross (3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
Conservative Allocation Fund
Investor Class
2015(6)	$11.59	$0.05	#	$0.03		$0.03	$—	$—	$11.70	0.95%	$306,104	0.20%	0.25%	0.89%	92%
2014	11.84	0.14	#	0.19		(0.17)	(0.19)	(0.22)	11.59	1.40	311,438	0.12	0.16	1.17	20
2013	12.27	0.11	#	0.21		0.12	(0.17)	(0.70)	11.84	3.67	319,213	0.12	0.16	0.85	12
2012	11.70	0.16	#	0.16		0.50	(0.22)	(0.03)	12.27	7.02	327,321	0.12	0.16	1.29	3
2011	11.87	0.18	#	0.05		(0.03)	(0.19)	(0.18)	11.70	1.71	293,236	0.12	0.17	1.47	9
2010	11.39	0.18	#	0.08		0.56	(0.27)	(0.07)	11.87	7.19	261,993	0.12	0.15	1.57	19
Balanced Allocation Fund
Investor Class
2015(6)	$12.89	$0.06	#	$0.08		$(0.03)	$—	$—	$13.00	0.85%	$1,276,933	0.20%	0.21%	0.96%	93%
2014	13.14	0.19	#	0.36		(0.09)	(0.27)	(0.44)	12.89	3.53	1,291,859	0.12	0.13	1.38	3
2013	12.73	0.16	#	0.44		0.68	(0.28)	(0.59)	13.14	10.08	1,288,529	0.12	0.13	1.23	27
2012	11.77	0.19	#	0.22		0.97	(0.27)	(0.15)	12.73	11.79	1,204,869	0.12	0.13	1.54	3
2011	12.12	0.20	#	0.06		(0.14)	(0.26)	(0.21)	11.77	1.01	1,097,275	0.12	0.13	1.65	16
2010	11.14	0.23	#	0.09		1.00	(0.34)	—	12.12	11.87	1,120,981	0.12	0.12	1.95	17
Growth Allocation Fund
Investor Class
2015(6)	$13.43	$0.04	#	$0.13		$0.05	$— †	$—	$13.65	1.64%	$948,138	0.20%	0.22%	0.62%	96%
2014	14.00	0.15	#	0.54		(0.28)	(0.25)	(0.73)	13.43	2.93	952,103	0.12	0.13	1.07	4
2013	13.04	0.15	#	0.67		1.57	(0.27)	(1.16)	14.00	18.49	963,902	0.12	0.13	1.03	22
2012	11.60	0.15	#	0.26		1.30	(0.17)	(0.10)	13.04	14.84	853,233	0.12	0.13	1.17	2
2011	12.28	0.16	#	0.03		(0.49)	(0.17)	(0.21)	11.60	(2.39)	783,344	0.12	0.14	1.26	10
2010	11.11	0.16	#	0.05		1.31	(0.27)	(0.08)	12.28	13.65	841,926	0.12	0.13	1.43	8
Aggressive Allocation Fund
Investor Class
2015(6)	$14.06	$0.02	#	$0.19		$0.20	$—	$—	$14.47	2.92%	$873,352	0.21%	0.22%	0.28%	102%
2014	14.82	0.12	#	0.80		(0.41)	(0.23)	(1.04)	14.06	3.38	869,726	0.12	0.13	0.79	4
2013	12.46	0.11	#	0.90		2.39	(0.29)	(0.75)	14.82	27.41	879,563	0.12	0.13	0.77	12
2012	10.89	0.11	#	0.26		1.50	(0.11)	(0.19)	12.46	17.19	726,665	0.12	0.13	0.91	5
2011	11.79	0.10	#	—	†	(0.71)	(0.10)	(0.19)	10.89	(5.14)	674,790	0.12	0.14	0.83	9
2010	10.43	0.10	#	—	†	1.48	(0.10)	(0.12)	11.79	15.16	745,493	0.12	0.13	0.91	1

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(6)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

CONSERVATIVE ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	1,254,866	$1,254,866
GuideStone Low-Duration Bond Fund (Institutional Class)¥	3,566,181	30,169,894
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	1,168,005	8,024,194
GuideStone Global Bond Fund (Institutional Class)¥	203,421	1,999,625
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	559,574	6,507,846
GuideStone Value Equity Fund (Institutional Class)¥	352,637	3,124,362
GuideStone Growth Equity Fund (Institutional Class)¥	287,384	3,164,095
GuideStone Small Cap Equity Fund (Institutional Class)¥	75,389	704,883
GuideStone International Equity Fund (Institutional Class)¥	323,439	3,603,106
GuideStone Emerging Market Equity Fund (Institutional Class)¥	103,970	948,208
GuideStone Inflation Protected Bond Fund (Investor Class)*¥	710,530	7,268,725
GuideStone Flexible Income Fund (Investor Class)¥	373,598	3,687,413
GuideStone Real Estate Securities Fund (Institutional Class)¥	73,681	715,444
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	345,204	2,633,904

Total Mutual Funds (Cost $75,592,187)		73,806,565

TOTAL INVESTMENTS — 99.9% (Cost $75,592,187)		73,806,565
Other Assets in Excess of Liabilities — 0.1%		61,494

NET ASSETS — 100.0%		$73,868,059

PORTFOLIO SUMMARY (based on net assets)

%
Fixed Income Select Funds	56.1
Real Return Select Funds	19.4
U.S. Equity Select Funds	18.3
Non-U.S Equity Select Fund	6.1

99.9

See Notes to Financial Statements.

CONSERVATIVE ALLOCATION FUND I

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$73,806,565	$73,806,565	$—	$—

Total Assets — Investments in Securities	$73,806,565	$73,806,565	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(4,470)	$(4,470)	$—	$—

Total Liabilities — Other Financial Instruments	$(4,470)	$(4,470)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

BALANCED ALLOCATION FUND I SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	7,794,829	$7,794,830
GuideStone Low-Duration Bond Fund (Institutional Class)¥	5,252,682	44,437,689
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	8,580,288	58,946,575
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	3,619,817	15,022,240
GuideStone Global Bond Fund (Institutional Class)¥	2,963,812	29,134,268
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	2,524,620	29,361,333
GuideStone Value Equity Fund (Institutional Class)¥	3,662,878	32,453,102
GuideStone Growth Equity Fund (Institutional Class)¥	2,944,737	32,421,559
GuideStone Small Cap Equity Fund (Institutional Class)¥	745,970	6,974,817
GuideStone International Equity Fund (Institutional Class)¥	3,285,706	36,602,764
GuideStone Emerging Market Equity Fund (Institutional Class)¥	1,034,770	9,437,103
GuideStone Inflation Protected Bond Fund (Investor Class)*¥	2,104,244	21,526,418
GuideStone Flexible Income Fund (Investor Class)¥	1,122,223	11,076,340
GuideStone Real Estate Securities Fund (Institutional Class)¥	992,922	9,641,270
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	2,783,061	21,234,759

Total Mutual Funds (Cost $371,707,293)		366,065,067

TOTAL INVESTMENTS — 99.9% (Cost $371,707,293)		366,065,067
Other Assets in Excess of Liabilities — 0.1%		261,657

NET ASSETS — 100.0%		$366,326,724

PORTFOLIO SUMMARY (based on net assets)

%
Fixed Income Select Funds	42.4
U.S. Equity Select Funds	27.6
Real Return Select Funds	17.3
Non-U.S Equity Select Fund	12.6

99.9

See Notes to Financial Statements.

BALANCED ALLOCATION FUND I

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$366,065,067	$366,065,067	$—	$—

Total Assets — Investments in Securities	$366,065,067	$366,065,067	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(97,387)	$(97,387)	$—	$—

Total Liabilities — Other Financial Instruments	$(97,387)	$(97,387)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

GROWTH ALLOCATION FUND I SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	5,082,360	$5,082,360
GuideStone Low-Duration Bond Fund (Institutional Class)¥	2,354,190	19,916,445
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	3,829,468	26,308,447
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	1,642,567	6,816,655
GuideStone Global Bond Fund (Institutional Class)¥	1,319,027	12,966,034
GuideStone Value Equity Fund (Institutional Class)¥	5,328,931	47,214,326
GuideStone Growth Equity Fund (Institutional Class)¥	4,288,995	47,221,839
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,101,835	10,302,153
GuideStone International Equity Fund (Institutional Class)¥	4,896,678	54,548,990
GuideStone Emerging Market Equity Fund (Institutional Class)¥	1,525,305	13,910,783

	Shares	Value
GuideStone Real Estate Securities Fund (Institutional Class)¥	953,870	$9,262,077
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	2,124,284	16,208,287

Total Mutual Funds (Cost $266,567,524)		269,758,396

TOTAL INVESTMENTS — 99.9% (Cost $266,567,524)		269,758,396
Other Assets in Excess of Liabilities — 0.1%		263,229

NET ASSETS — 100.0%		$270,021,625

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	38.8
Fixed Income Select Funds	26.3
Non-U.S Equity Select Fund	25.4
Real Return Select Funds	9.4

99.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$269,758,396	$269,758,396	$—	$—

Total Assets — Investments in Securities	$269,758,396	$269,758,396	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(73,196)	$(73,196)	$—	$—

Total Liabilities — Other Financial Instruments	$(73,196)	$(73,196)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND I SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	3,075,536	$3,075,536
GuideStone Value Equity Fund (Institutional Class)¥	5,572,253	49,370,157
GuideStone Growth Equity Fund (Institutional Class)¥	4,515,243	49,712,823
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,176,564	11,000,876
GuideStone International Equity Fund (Institutional Class)¥	5,184,034	57,750,140
GuideStone Emerging Market Equity Fund (Institutional Class)¥	1,644,251	14,995,567

Total Mutual Funds (Cost $179,330,137)		185,905,099

TOTAL INVESTMENTS — 99.9% (Cost $179,330,137)		185,905,099
Other Assets in Excess of Liabilities — 0.1%		112,262

NET ASSETS — 100.0%		$186,017,361

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Equity Select Funds	59.2
Non-U.S Equity Select Fund	39.1
Fixed Income Select Funds	1.6

99.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$185,905,099	$185,905,099	$—	$—

Total Assets — Investments in Securities	$185,905,099	$185,905,099	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(60,082)	$(60,082)	$—	$—

Total Liabilities — Other Financial Instruments	$(60,082)	$(60,082)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2015 (Unaudited)

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Assets
Investments in securities of affiliated issuers, at value (1)	$73,806,565	$366,065,067	$269,758,396	$185,905,099
Cash	—	—	1	—
Cash collateral for derivatives	50,400	239,000	221,950	164,000
Receivables:
Dividends from affiliated funds	34	252	164	109
Fund shares sold	15,931	52,787	61,388	167
Variation margin on financial futures contracts	598	7,790	7,400	7,010
Prepaid expenses and other assets	14,193	15,326	15,326	14,569

Total Assets	73,887,721	366,380,222	270,064,625	186,090,954

Liabilities
Payables:
Investment securities purchased	—	1,554	—	57
Fund shares redeemed	—	—	—	37,749
Variation margin on financial futures contracts	—	4,456	3,627	2,805
Accrued expenses:
Investment advisory fees	4,857	24,176	19,535	15,960
Professional fees	8,390	8,390	8,390	8,390
Other expenses	6,415	14,922	11,448	8,632

Total Liabilities	19,662	53,498	43,000	73,593

Net Assets	$73,868,059	$366,326,724	$270,021,625	$186,017,361

Net Assets Consist of:
Paid-in-capital	$76,661,950	$372,590,387	$262,170,331	$175,342,769
Undistributed net investment income	512,629	2,830,757	1,336,064	318,891
Undistributed (accumulated) net realized gain (loss) on investments and futures transactions	(1,516,428)	(3,354,807)	3,397,554	3,840,821
Net unrealized appreciation (depreciation) on investments and futures	(1,790,092)	(5,739,613)	3,117,676	6,514,880

Net Assets	$73,868,059	$366,326,724	$270,021,625	$186,017,361

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$73,868,059	$366,326,724	$270,021,625	$186,017,361

Institutional shares outstanding	7,705,255	34,868,915	22,722,437	13,609,994

Net asset value, offering and redemption price per Institutional share	$9.59	$10.51	$11.88	$13.67

(1) Investments in securities of affiliated issuers, at cost	$75,592,187	$371,707,293	$266,567,524	$179,330,137

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2015 (Unaudited)

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Investment Income
Income distributions received from affiliated funds	$577,634	$3,066,691	$1,524,820	$459,254

Total Investment Income	577,634	3,066,691	1,524,820	459,254

Expenses
Investment advisory fees	38,481	188,780	138,591	95,209
Transfer agent fees:
Institutional Shares	1,941	2,060	1,962	1,916
Custodian fees	4,708	14,379	12,705	8,578
Accounting and administration fees	3,731	11,595	8,972	6,542
Professional fees	23,901	23,902	23,901	23,901
Blue sky fees:
Institutional Shares	5,041	5,407	5,407	5,164
Shareholder reporting fees	214	453	301	163
Trustee expenses	484	2,330	1,693	1,163
Line of credit facility fees	629	1,332	898	616
Other expenses	6,407	6,407	6,781	6,609

Total Expenses	85,537	256,645	201,211	149,861
Expenses waived/reimbursed net of amount recaptured(1)	(18,320)	(14,090)	(7,383)	(2,831)

Net expenses	67,217	242,555	193,828	147,030

Net investment income	510,417	2,824,136	1,330,992	312,224

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	238,789	2,716,358	2,872,505	2,489,127
Net realized gain (loss) on investment securities of affiliated issuers	(353,685)	3,793,908	1,151,803	(647,913)
Net realized gain on futures transactions	16,234	191,348	186,453	166,874

Net realized gain (loss)	(98,662)	6,701,614	4,210,761	2,008,088

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	450,277	(5,743,891)	(766,302)	3,364,466
Change in unrealized depreciation on futures	(7,311)	(124,412)	(92,593)	(77,798)

Net change in unrealized appreciation	442,966	(5,868,303)	(858,895)	3,286,668

Net Realized and Unrealized Gain	344,304	833,311	3,351,866	5,294,756

Net Increase in Net Assets Resulting from Operations	$854,721	$3,657,447	$4,682,858	$5,606,980

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund I		Balanced Allocation Fund I
	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$510,417	$1,496,209	$2,824,136	$9,487,853
Net realized gain (loss) on investment securities and futures transactions	(98,662)	2,194,615	6,701,614	24,865,325
Net change in unrealized appreciation (depreciation) on investment securities and futures	442,966	(2,366,707)	(5,868,303)	(20,421,868)

Net increase in net assets resulting from operations	854,721	1,324,117	3,657,447	13,931,310

Dividends to Shareholders:
Dividends from net investment income(1)	—	(1,913,134)	—	(18,280,125)
Distributions from net realized capital gains	—	(1,485,422)	—	(4,586,199)

Total dividends	—	(3,398,556)	—	(22,866,324)

Capital Share Transactions:
Proceeds from Institutional shares sold	4,523,069	10,535,416	11,546,933	19,100,799
Reinvestment of dividends and distributions into Institutional shares	—	3,378,625	—	22,795,617

Total proceeds from shares sold and reinvested	4,523,069	13,914,041	11,546,933	41,896,416

Value of Institutional shares redeemed	(9,969,995)	(17,018,223)	(22,237,261)	(46,969,152)

Net increase (decrease) from capital share transactions(2)	(5,446,926)	(3,104,182)	(10,690,328)	(5,072,736)

Total increase (decrease) in net assets	(4,592,205)	(5,178,621)	(7,032,881)	(14,007,750)

Net Assets:
Beginning of Period	78,460,264	83,638,885	373,359,605	387,367,355

End of Period*	$73,868,059	$78,460,264	$366,326,724	$373,359,605

*Including undistributed net investment income	$512,629	$2,212	$2,830,757	$6,621

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund I		Aggressive Allocation Fund I
For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
(Unaudited)		(Unaudited)

$1,330,992	$5,633,639	$312,224	$2,915,159
4,210,761	21,830,815	2,008,088	19,905,442

(858,895)	(19,256,718)	3,286,668	(16,279,998)

4,682,858	8,207,736	5,606,980	6,540,603

—	(10,334,898)	—	(9,973,326)
—	(10,495,559)	—	(6,195,848)

—	(20,830,457)	—	(16,169,174)

6,403,174	13,206,215	2,673,206	7,792,356
—	20,812,280	—	16,162,392

6,403,174	34,018,495	2,673,206	23,954,748

(11,566,767)	(21,989,417)	(7,941,254)	(17,509,150)

(5,163,593)	12,029,078	(5,268,048)	6,445,598

(480,735)	(593,643)	338,932	(3,182,973)

270,502,360	271,096,003	185,678,429	188,861,402

$270,021,625	$270,502,360	$186,017,361	$185,678,429

$1,336,064	$5,072	$318,891	$6,667

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(3)(4)	Expenses, Gross(3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
Conservative Allocation Fund I
Institutional Class
2015(6)	$9.48	$0.06	#	$0.03		$0.02	$—	$—	$9.59	1.16%	$73,868	0.18%	0.23%	1.35%	18%
2014	9.76	0.18	#	0.24		(0.27)	(0.24)	(0.19)	9.48	1.48	78,460	0.15	0.20	1.84	25
2013	9.75	0.15	#	0.22		0.01	(0.31)	(0.06)	9.76	3.85	83,639	0.15	0.20	1.48	21
2012	9.35	0.20	#	0.15		0.31	(0.26)	—	9.75	7.07	82,718	0.15	0.21	2.10	8
2011	9.42	0.22	#	0.05		(0.09)	(0.25)	—	9.35	1.92	74,141	0.15	0.24	2.26	26
2010	9.06	0.23	#	0.10		0.33	(0.30)	—	9.42	7.25	71,926	0.15	0.20	2.50	12
Balanced Allocation Fund I
Institutional Class
2015(6)	$10.41	$0.08	#	$0.08		$(0.06)	$—	$—	$10.51	0.96%	$366,327	0.13%	0.14%	1.52%	20%
2014	10.69	0.27	#	0.50		(0.37)	(0.54)	(0.14)	10.41	3.65	373,360	0.13	0.13	2.44	6
2013	10.06	0.27	#	0.55		0.21	(0.40)	—	10.69	10.22	387,367	0.13	0.13	2.51	31
2012	9.35	0.31	#	0.30		0.51	(0.41)	—	10.06	12.05	345,254	0.14	0.14	3.06	5
2011	9.64	0.31	#	0.11		(0.31)	(0.40)	—	9.35	1.14	310,267	0.14	0.14	3.14	18
2010	9.00	0.33	#	0.15		0.60	(0.44)	—	9.64	12.04	347,489	0.13	0.13	3.56	19
Growth Allocation Fund I
Institutional Class
2015(6)	$11.68	$0.06	#	$0.13		$0.01	$—	$—	$11.88	1.71%	$270,022	0.14%	0.15%	0.98%	11%
2014	12.26	0.26	#	0.92		(0.81)	(0.46)	(0.49)	11.68	3.02	270,502	0.14	0.14	2.06	8
2013	10.70	0.25	#	0.92		0.83	(0.44)	—	12.26	18.72	271,096	0.14	0.14	2.15	28
2012	9.56	0.25	#	0.36		0.83	(0.30)	—	10.70	15.09	216,331	0.15	0.15	2.41	4
2011	10.08	0.24	#	0.05		(0.51)	(0.30)	—	9.56	(2.21)	197,883	0.15	0.15	2.34	13
2010	9.13	0.24	#	0.07		0.94	(0.30)	—	10.08	13.68	233,557	0.14	0.14	2.60	13
Aggressive Allocation Fund I
Institutional Class
2015(6)	$13.26	$0.02	#	$0.18		$0.21	$—	$—	$13.67	3.09%	$186,017	0.16%	0.16%	0.33%	1%
2014	14.00	0.22	#	1.48		(1.21)	(0.75)	(0.48)	13.26	3.48	185,678	0.15	0.15	1.55	6
2013	11.24	0.21	#	1.40		1.51	(0.36)	—	14.00	27.73	188,861	0.15	0.16	1.62	17
2012	9.74	0.20	#	0.37		1.11	(0.18)	—	11.24	17.31	142,831	0.15	0.16	1.87	8
2011	10.44	0.16	#	0.01		(0.69)	(0.18)	—	9.74	(4.93)	129,466	0.15	0.18	1.51	9
2010	9.21	0.16	#	—	†	1.24	(0.17)	—	10.44	15.23	157,310	0.15	0.16	1.67	5

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(6)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Par	Value
AGENCY OBLIGATIONS — 6.3%
Federal Home Loan Bank
0.07%, 07/17/15	$27,025,000	$27,024,159
0.07%, 07/24/15	39,700,000	39,698,225
0.07%, 08/21/15	12,800,000	12,798,821

Total Agency Obligations (Cost $79,521,205)		79,521,205

CERTIFICATES OF DEPOSIT — 24.1%
Bank of Montreal CHI
0.27%, 07/16/15†	13,000,000	13,000,000
Bank of Nova Scotia Houston
0.73%, 09/11/15†	5,000,000	5,004,042
0.29%, 11/06/15†	10,500,000	10,500,000
0.27%, 11/09/15†	10,000,000	10,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.30%, 07/09/15	18,000,000	18,000,000
0.33%, 09/11/15†	14,000,000	14,000,000
BMO Harris Bank NA
0.29%, 08/27/15†	23,000,000	23,000,000
Credit Agricole Corporate & Investment Bank
0.29%, 09/03/15	10,000,000	10,000,000
Credit Industriel et Commercial
0.30%, 08/03/15	15,000,000	15,000,000
0.38%, 08/03/15	4,000,000	4,000,000
Mitsubishi UFJ Trust & Banking Corporation
0.34%, 10/23/15†	10,000,000	10,000,000
National Bank of Canada NY
0.30%, 10/20/15†	5,000,000	5,000,000
0.34%, 12/24/15†	14,000,000	14,000,000
Norinchukin Bank
0.34%, 10/20/15†	18,000,000	18,000,000
0.34%, 11/12/15†	6,000,000	6,000,000
Rabobank Nederland NY
0.33%, 09/16/15†	22,500,000	22,500,000
0.30%, 11/02/15	8,000,000	8,000,000
Royal Bank of Canada NY
0.29%, 09/10/15†	10,000,000	10,000,000
State Street Bank and Trust Co.
0.32%, 10/01/15	20,000,000	20,000,000
0.33%, 10/23/15	3,000,000	3,000,000
Sumitomo Mitsui Banking Corporation
0.33%, 12/08/15†	25,500,000	25,500,000
Sumitomo Mitsui Trust Bank, Ltd.
0.30%, 07/20/15	12,000,000	12,000,000
0.33%, 11/09/15†	12,000,000	12,000,000
Toronto-Dominion Bank NY
0.30%, 07/15/15	14,000,000	13,999,999

Total Certificates of Deposit (Cost $302,504,041)		302,504,041

COMMERCIAL PAPER — 52.7%
Antalis US Funding Corporation
0.14%, 07/02/15 144A	20,000,000	19,999,922
0.14%, 07/06/15 144A	20,000,000	19,999,611
Bedford Row Funding Corporation
0.31%, 11/20/15 144A	10,000,000	10,000,000
BNP Paribas SA
0.03%, 07/01/15	10,000,000	10,000,000

	Par	Value
0.31%, 09/01/15	$10,000,000	$9,994,661
0.30%, 09/15/15	20,000,000	19,987,333
Caisse Centrale Desjardins Du Quebec
0.13%, 07/02/15 144A	45,000,000	44,999,838
Chariot Funding
0.33%, 11/06/15 144A	8,000,000	7,990,613
0.33%, 11/23/15 144A	15,000,000	14,980,063
Charta LLC
0.30%, 08/14/15 144A	13,500,000	13,495,050
0.34%, 11/24/15 144A	15,000,000	14,979,317
Ciesco LLC
0.28%, 08/18/15 144A	10,000,000	9,996,267
0.34%, 12/01/15 144A	20,000,000	19,971,100
Collateralized Commercial Paper Co. LLC
0.25%, 09/17/15	15,000,000	14,991,875
0.32%, 10/26/15	30,000,000	29,968,800
CRC Funding LLC
0.31%, 09/21/15 144A	20,000,000	19,985,878
0.34%, 11/02/15 144A	14,000,000	13,983,604
DNB Bank ASA
0.30%, 08/24/15 144A	18,000,000	17,991,495
0.30%, 08/24/15 144A	15,000,000	14,993,475
0.28%, 09/24/15 144A	12,000,000	11,992,067
Erste Abwicklungsanstalt
0.30%, 10/29/15 144A	25,000,000	24,975,000
General Electric Capital Corporation
0.25%, 10/19/15	41,000,000	41,000,000
HSBC Bank PLC
0.28%, 10/23/15 144A	10,000,000	10,000,000
Kells Funding LLC
0.27%, 09/22/15 144A	14,000,000	13,999,655
Macquarie Bank, Ltd.
0.41%, 10/26/15 144A	11,000,000	10,985,343
MUFG Union Bank NA
0.05%, 07/01/15	15,000,000	15,000,000
Nederlandse Waterchapsbank NV
0.26%, 10/01/15 144A	25,000,000	25,000,000
Nieuw Amsterdam Receivables Corporation
0.30%, 07/27/15 144A	10,000,000	9,997,833
0.30%, 08/04/15 144A	20,000,000	19,994,333
NRW.Bank
0.10%, 07/07/15 144A	30,000,000	29,999,500
Old Line Funding LLC
0.28%, 09/01/15 144A	10,000,000	9,995,178
0.30%, 09/25/15 144A	10,000,000	9,992,833
Skandinaviska Enskilda Banken
0.30%, 08/25/15 144A	20,000,000	19,990,833
Starbird Funding Corporation
0.27%, 09/09/15 144A	13,000,000	12,993,175
Sumitomo Mitsui Banking Corporation
0.12%, 07/06/15 144A	15,000,000	14,999,750
Svenska Handelsbanken AB
0.36%, 11/13/15 144A†	9,800,000	9,800,000
Victory Receivables Corporation
0.11%, 07/01/15	14,632,000	14,632,000
Westpac Banking Corporation
0.31%, 04/04/16 144A	17,000,000	17,000,000

See Notes to Financial Statements.

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Working Captial Management
0.15%, 07/06/15 144A	$9,000,000	$8,999,813

Total Commercial Paper (Cost $659,656,215)		659,656,215

CORPORATE BONDS — 4.0%
ING Bank NV
2.00%, 09/25/15 144A	20,849,000	20,924,008
Jets Stadium Development LLC
0.14%, 07/07/15 144A†	4,900,000	4,900,000
Province of Nova Scotia Canada
2.38%, 07/21/15	8,300,000	8,309,718
Wells Fargo Bank NA
0.56%, 07/20/15†	16,000,000	16,002,224

Total Corporate Bonds (Cost $50,135,950)		50,135,950

MUNICIPAL BONDS — 3.6%
California Statewide Communities Development Authority, Kimberly Woods Apartments, Revenue Bond, Series B 0.07%, 07/07/15†	17,100,000	17,100,000
Maryland Community Development Administration, Multifamily Barrington Apartments Project, Revenue Bond, Series A 0.07%, 07/07/15†	27,575,000	27,575,000

Total Municipal Bonds (Cost $44,675,000)		44,675,000

TIME DEPOSITS — 3.1%
Credit Agricole Corporate & Investment Bank
0.07%, 07/01/15	18,000,000	18,000,000
ING Bank NV
0.14%, 07/01/15	12,000,000	12,000,000
Natixis SA
0.06%, 07/01/15	9,000,000	9,000,000

Total Time Deposits (Cost $39,000,000)		39,000,000

	Par	Value
U.S. TREASURY OBLIGATIONS — 2.8%
U.S. Treasury Bills
0.08%, 04/30/16†	$10,000,000	$10,000,000
0.30%, 06/23/16	17,000,000	16,950,889

		26,950,889

U.S. Treasury Note
0.07%, 10/31/16†	8,000,000	7,994,910

Total U.S. Treasury Obligations (Cost $34,945,799)		34,945,799

REPURCHASE AGREEMENTS — 3.2%
Goldman Sachs & Co. 0.13% (dated 06/30/15, due 07/01/15, repurchase price $40,000,144, collateralized by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, 2.500% to 5.500%, due 11/01/22 to 06/01/45, total value $41,200,000) (Cost $40,000,000)	40,000,000	40,000,000

TOTAL INVESTMENTS — 99.8% (Cost $1,250,438,210)		1,250,438,210
Other Assets in Excess of Liabilities — 0.2%		2,480,381

NET ASSETS — 100.0%		$1,252,918,591

PORTFOLIO SUMMARY (based on net assets)

%
Commercial Paper	52.7
Certificates of Deposit	24.1
Agency Obligations	6.3
Corporate Bonds	4.0
Municipal Bonds	3.6
Repurchase Agreements	3.2
Time Deposits	3.1
U.S. Treasury Obligations	2.8

99.8

See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$79,521,205	$—	$79,521,205	$—
Certificates of Deposit	302,504,041	—	302,504,041	—
Commercial Paper	659,656,215	—	659,656,215	—
Corporate Bonds	50,135,950	—	50,135,950	—
Municipal Bonds	44,675,000	—	44,675,000	—
Repurchase Agreements	40,000,000	—	40,000,000	—
Time Deposits	39,000,000	—	39,000,000	—
U.S. Treasury Obligations	34,945,799	—	34,945,799	—

Total Assets — Investments in Securities	$1,250,438,210	$—	$1,250,438,210	$—

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Par	Value
AGENCY OBLIGATIONS — 1.7%
Federal Home Loan Bank
0.50%, 09/28/16Δ	$2,610,000	$2,611,104
Federal Home Loan Mortgage Corporation
0.57%, 08/26/16	3,500,000	3,502,229
1.10%, 10/03/17	5,000,000	5,012,410
Federal National Mortgage Association
1.38%, 04/27/18	3,300,000	3,319,879
Small Business Administration
6.95%, 11/01/16	39,393	40,776

Total Agency Obligations (Cost $14,452,032)		14,486,398

ASSET-BACKED SECURITIES — 13.8%
ABCLO 2007-1, Ltd.
0.63%, 04/15/21 144A†	1,275,000	1,268,320
ACAS CLO 2007-1, Ltd.
0.51%, 04/20/21 144A†	1,014,598	1,009,226
Aircraft Lease Securitisation, Ltd.
0.45%, 05/10/32 144A†	265,140	263,483
Ally Master Owner Trust
0.64%, 04/15/18†	1,400,000	1,400,552
ALM V, Ltd.
1.51%, 02/13/23 144A†	900,000	899,286
American Express Credit Account Master Trust
0.98%, 05/15/19	2,250,000	2,251,735
American Homes 4 Rent
1.25%, 06/17/31 144A†	1,866,081	1,847,701
AmeriCredit Automobile Receivables Trust
4.04%, 07/10/17	1,226,000	1,238,738
1.31%, 11/08/17	370,000	370,404
0.96%, 04/09/18	1,031,242	1,032,506
1.19%, 05/08/18	785,000	785,681
1.66%, 09/10/18	500,000	502,059
1.79%, 03/08/19	980,000	981,403
2.15%, 03/09/20	825,000	827,381
Apidos CDO V
0.51%, 04/15/21 144A†	960,154	954,039
Apidos CDO XIV
1.43%, 04/15/25 144A†	2,090,000	2,059,703
1.98%, 04/15/25 144A†	250,000	244,146
Asset-Backed Securities Corporation Home Equity Loan Trust
0.74%, 09/25/34†	19,053	19,052
Atrium VII
1.38%, 11/16/22 144A†	931,271	928,922
Avalon IV Capital, Ltd.
1.44%, 04/17/23 144A†	1,190,000	1,190,008
BA Credit Card Trust
0.57%, 06/15/21†	1,110,000	1,109,336
Babson CLO, Inc.
0.50%, 01/18/21 144A†	969,133	956,495
Babson CLO, Ltd.
1.38%, 04/20/25 144A†	1,200,000	1,186,278
3.13%, 04/20/27 144A†	600,000	599,944
Bear Stearns Asset Backed Securities Trust
0.64%, 12/25/42†	111,535	110,061

	Par	Value
Bear Stearns Asset-Backed Securities Trust
1.19%, 10/25/37†	$699,600	$656,370
0.38%, 01/25/47†	6,256	6,250
Cabela’s Credit Card Master Note Trust
1.45%, 06/15/20 144A	1,440,000	1,446,127
2.26%, 03/15/23	950,000	952,698
Capital Auto Receivables Asset Trust
1.29%, 04/20/18	260,000	260,031
1.74%, 10/22/18	270,000	270,734
Capital One Multi-Asset Execution Trust
2.08%, 03/15/23	1,000,000	999,985
Cent CLO 18, Ltd.
1.40%, 07/23/25 144A†Δ	1,400,000	1,382,626
CenterPoint Energy Transition Bond Co., LLC
0.90%, 04/15/18	649,908	650,082
Chase Issuance Trust
1.59%, 02/18/20	2,725,000	2,739,274
CIFC Funding 2015-II, Ltd.
3.22%, 04/15/27 144A†	700,000	699,438
Citibank Credit Card Issuance Trust
1.32%, 09/07/18	493,000	495,482
1.02%, 02/22/19	2,600,000	2,598,796
5.65%, 09/20/19	3,500,000	3,829,854
Colony American Homes
1.40%, 05/17/31 144A†	566,930	563,875
1.14%, 07/17/31 144A†	842,500	831,328
Conseco Financial Corporation
6.04%, 11/01/29	5,125	5,237
Credit Acceptance Auto Loan Trust
1.50%, 04/15/21 144A	1,410,000	1,413,618
2.00%, 07/15/22 144A	1,140,000	1,140,106
Credit-Based Asset Servicing and Securitization LLC
0.62%, 05/25/35†	174,350	173,739
Crusade ABS Trust
3.05%, 07/12/23(A)†	622,584	481,564
CSAB Mortgage Backed Trust
5.72%, 09/25/36 STEP	510,776	385,316
Dell Equipment Finance Trust
1.36%, 06/22/20 144A	900,000	901,578
Discover Card Execution Note Trust
1.90%, 10/17/22	2,820,000	2,796,291
Drive Auto Receivables Trust
2.28%, 06/17/19 144A	2,710,000	2,714,819
Drug Royalty II LP 2
3.08%, 07/15/23 144A†@	272,006	275,663
Dryden XXII Senior Loan Fund
1.45%, 01/15/22 144A†	1,173,442	1,173,436
Dryden XXVIII Senior Loan Fund
1.37%, 08/15/25 144A†	930,000	920,749
1.82%, 08/15/25 144A†	1,175,000	1,149,344
Dryden XXXI Senior Loan Fund
3.13%, 04/18/26 144A†	675,000	675,879

See Notes to Financial Statements.

	Par	Value
FHLMC Structured Pass-Through Securities
0.45%, 08/25/31†	$531,582	$520,226
Great America Leasing Receivables Funding LLC
1.83%, 06/17/19 144A	325,000	324,589
IFC SBA Loan-Backed Adjustable Rate Certificate
1.25%, 01/15/24 144A†	81,310	80,802
Invitation Homes 2013-SFR1 Trust
1.40%, 12/17/30 144A†	769,626	766,388
Invitation Homes 2014-SFR1 Trust
1.19%, 06/17/31 144A†	2,420,000	2,392,153
Invitation Homes 2014-SFR2 Trust
1.29%, 09/17/31 144A†	1,500,000	1,484,782
JP Morgan Mortgage Acquisition Corporation
0.92%, 07/25/35†	113,930	113,601
0.37%, 02/25/36†	414,990	396,559
Kubota Credit Owner Trust
0.94%, 12/15/17 144A	1,205,000	1,206,248
LA Arena Funding LLC
7.66%, 12/15/26 144A	284,027	312,681
LCM XII LP
1.54%, 10/19/22 144A†	1,190,000	1,185,478
Madison Park Funding XVII, Ltd.
3.18%, 07/21/27 144A†	400,000	399,604
Mayport CLO, Ltd.
0.93%, 02/22/20 144A†	1,430,000	1,422,700
MMAF Equipment Finance LLC
2.10%, 07/15/17 144A	783,353	788,055
Navient Private Education Loan Trust
0.89%, 09/16/24 144A†	241,015	240,604
Oaktree Enhanced Income Funding, Series III Ltd.
1.48%, 07/20/23 144A†	900,000	898,681
1.93%, 07/20/23 144A†	1,300,000	1,279,499
Octagon Investment Partners XIX, Ltd.
1.80%, 04/15/26 144A†	865,000	864,941
2.28%, 04/15/26 144A†	905,000	904,583
OHA Intrepid Leveraged Loan Fund, Ltd.
1.20%, 04/20/21 144A†	842,706	842,672
OneMain Financial Issuance Trust
2.47%, 09/18/24 144A	2,605,000	2,618,833
2.57%, 07/18/25 144A	3,475,000	3,477,276
3.19%, 03/18/26 144A	2,300,000	2,323,818
Option One Mortgage Loan Trust
0.45%, 11/25/35†	778,888	770,195
Progress Residential 2015-SFR1 Trust
1.59%, 02/17/32 144A†	465,000	463,603
Santander Drive Auto Receivables Trust
2.94%, 12/15/17	1,315,527	1,328,358
1.94%, 03/15/18	270,000	271,127
3.01%, 04/16/18	1,058,621	1,066,704

	Par	Value
2.70%, 08/15/18	$300,000	$303,345
1.78%, 11/15/18 144A	1,770,000	1,778,713
1.76%, 01/15/19	1,690,000	1,694,833
3.12%, 10/15/19 144A	1,025,000	1,049,488
2.60%, 11/16/20	1,350,000	1,368,876
Securitized Asset Backed Receivables LLC Trust
0.56%, 10/25/35†	2,800,000	2,693,424
SLC Student Loan Trust
0.39%, 09/15/26†	1,500,000	1,486,054
SLM Private Credit Student Loan Trust
0.49%, 06/15/21†	386,411	384,344
0.69%, 03/15/22†	308,034	305,870
0.49%, 06/15/23†	1,419,474	1,382,258
SLM Private Education Loan Trust
1.29%, 12/15/21 144A†	54,769	54,848
1.04%, 02/15/22 144A†	708,210	710,307
1.29%, 08/15/23 144A†	443,407	444,769
0.94%, 10/16/23 144A†	195,944	196,391
1.59%, 12/15/23 144A†	454,632	455,904
1.33%, 01/15/26 144A†	1,245,000	1,254,212
2.59%, 01/15/26 144A	555,000	563,841
3.44%, 05/16/44 144A†	1,905,212	1,995,245
SoFi Professional Loan Program 2015-A LLC
1.38%, 03/25/33 144A†	1,240,345	1,239,444
Springleaf Funding Trust
3.16%, 11/15/24 144A	1,045,000	1,057,397
Structured Asset Securities Corporation Mortgage Loan Trust
1.68%, 04/25/35†	550,428	522,428
Symphony CLO, Ltd.
1.37%, 01/09/23 144A†	1,658,296	1,658,160
1.72%, 10/17/26 144A†	2,650,000	2,647,292
Synchrony Credit Card Master Note Trust
1.60%, 04/15/21	1,500,000	1,498,449
2.37%, 03/15/23	1,285,000	1,295,942
Trade MAPS 1, Ltd.
0.89%, 12/10/18 144A†	1,500,000	1,499,929
Tyron Park CLO, Ltd.
1.40%, 07/15/25 144A†	1,270,000	1,258,134
1.83%, 07/15/25 144A†	1,175,000	1,150,632
Venture XVII CLO, Ltd.
3.13%, 07/15/26 144A†	360,000	359,600
Volkswagen Auto Loan Enhanced Trust
0.46%, 01/20/17	881,327	881,239
World Financial Network Credit Card Master Trust
0.67%, 02/15/22†	1,190,000	1,189,435
World Omni Master Owner Trust
0.54%, 02/15/18 144A†	750,000	750,000

Total Asset-Backed Securities (Cost $120,854,911)		120,502,311

CORPORATE BONDS — 26.6%
AbbVie, Inc.
1.75%, 11/06/17	1,130,000	1,133,607
1.80%, 05/14/18	870,000	868,044
2.50%, 05/14/20	1,620,000	1,605,201

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
AES Corporation
3.26%, 06/01/19Δ	$800,000	$802,000
3.28%, 06/01/19	100,000	100,250
Air Lease Corporation
4.50%, 01/15/16Δ	1,700,000	1,726,562
3.38%, 01/15/19Δ	625,000	638,281
Ally Financial, Inc.
2.75%, 01/30/17Δ	1,400,000	1,397,200
3.25%, 09/29/17Δ	810,000	812,025
American Express Credit Corporation
1.13%, 06/05/17Δ	630,000	627,806
0.84%, 03/18/19†Δ	4,900,000	4,886,074
American Honda Finance Corporation
1.13%, 10/07/16	500,000	501,523
American Tower Corporation
2.80%, 06/01/20	2,900,000	2,862,953
AmeriGas Partners LP
6.25%, 08/20/19	500,000	511,250
ARC Properties Operating Partnership LP
2.00%, 02/06/17	160,000	155,600
Ashland, Inc.
3.88%, 04/15/18Δ	1,480,000	1,526,250
Astoria Financial Corporation
5.00%, 06/19/17	770,000	809,051
AT&T, Inc.
1.21%, 06/30/20†	4,000,000	4,020,356
2.45%, 06/30/20Δ	240,000	235,539
Autodesk, Inc.
1.95%, 12/15/17	350,000	351,710
Aviation Capital Group Corporation
3.88%, 09/27/16 144AΔ	1,900,000	1,934,192
4.63%, 01/31/18 144A	500,000	518,125
Bank of America Corporation
3.75%, 07/12/16	920,000	943,363
6.50%, 08/01/16	1,582,000	1,669,247
3.88%, 03/22/17	130,000	135,214
1.70%, 08/25/17Δ	570,000	570,953
6.40%, 08/28/17	400,000	438,798
5.75%, 12/01/17	1,700,000	1,852,993
1.35%, 03/22/18†	1,200,000	1,211,730
6.88%, 04/25/18	800,000	904,329
1.32%, 01/15/19†	280,000	282,759
2.65%, 04/01/19Δ	4,350,000	4,405,432
Baxalta, Inc.
1.07%, 06/22/18 144AΩ†	380,000	380,164
2.00%, 06/22/18 144A	210,000	209,874
Baylor Scott & White Holdings
2.12%, 11/15/20	1,050,000	1,032,963
BB&T Corporation
1.60%, 08/15/17	340,000	341,253
Becton Dickinson and Co.
0.74%, 06/15/16†	3,000,000	3,002,094
1.45%, 05/15/17Δ	1,250,000	1,249,655
1.80%, 12/15/17	700,000	700,502
Boston Scientific Corporation
2.65%, 10/01/18Δ	1,800,000	1,827,340
3.38%, 05/15/22Δ	1,100,000	1,078,638
Burlington Northern Santa Fe LLC
3.40%, 09/01/24Δ	500,000	497,397

	Par	Value
Cameron International Corporation
1.40%, 06/15/17Δ	$270,000	$268,363
Cantor Fitzgerald LP
6.50%, 06/17/22 144A@	750,000	774,552
Capital One NA
1.50%, 09/05/17Δ	690,000	687,439
1.65%, 02/05/18	730,000	724,858
Case New Holland Industrial, Inc.
7.88%, 12/01/17Δ	380,000	418,000
Caterpillar Financial Services Corporation
1.25%, 08/18/17Δ	490,000	490,921
CC Holdings GS V LLC
2.38%, 12/15/17	300,000	303,646
Chesapeake Energy Corporation
3.53%, 04/15/19†Δ	3,300,000	3,027,750
CHS/Community Health Systems, Inc.
5.13%, 08/15/18Δ	200,000	205,500
CIT Group, Inc.
5.00%, 05/15/17Δ	175,000	180,898
4.25%, 08/15/17	2,250,000	2,289,375
5.25%, 03/15/18	320,000	331,600
5.50%, 02/15/19 144AΔ	100,000	104,500
Citigroup, Inc.
1.24%, 07/25/16†	3,200,000	3,209,907
4.45%, 01/10/17	450,000	470,314
1.55%, 08/14/17Δ	1,300,000	1,298,392
1.80%, 02/05/18	2,030,000	2,026,378
Citizens Bank NA
1.60%, 12/04/17Δ	900,000	899,048
CNH Industrial Capital LLC
3.88%, 07/16/18 144A	530,000	531,325
Compass Bank
1.85%, 09/29/17	500,000	499,672
Computer Sciences Corporation
2.50%, 09/15/15	210,000	210,636
ConAgra Foods, Inc.
1.30%, 01/25/16Δ	240,000	240,066
ConocoPhillips Co.
1.18%, 05/15/22†Δ	1,600,000	1,614,266
Continental Airlines 2009-2 Class B Pass Through Trust
9.25%, 11/10/18	433,113	476,425
Continental Airlines 2010-1 Class B Pass Through Trust
6.00%, 07/12/20	389,718	404,333
Crown Castle Towers LLC
3.22%, 05/15/42 144A@	1,500,000	1,476,150
Daimler Finance North America LLC
1.25%, 01/11/16 144A	530,000	531,597
1.13%, 03/10/17 144A	300,000	298,415
0.62%, 08/01/17 144A†	200,000	199,847
1.38%, 08/01/17 144A	660,000	659,264
1.65%, 03/02/18 144A	750,000	747,072
Delta Air Lines 2010-2 Class B Pass Through Trust
6.75%, 05/23/17	300,000	305,250
DIRECTV Holdings LLC
3.13%, 02/15/16Δ	320,000	323,841
DISH DBS Corporation
7.13%, 02/01/16	2,800,000	2,877,000
4.25%, 04/01/18Δ	700,000	714,000

See Notes to Financial Statements.

	Par	Value
DTE Energy Co.
2.40%, 12/01/19Δ	$100,000	$100,096
Eli Lilly & Co.
1.25%, 03/01/18	410,000	409,030
Enable Midstream Partners LP
2.40%, 05/15/19 144A	300,000	290,157
Entergy Corporation
3.63%, 09/15/15	2,000,000	2,007,896
ERAC USA Finance LLC
1.40%, 04/15/16 144A	180,000	180,343
Express Scripts Holding Co.
1.25%, 06/02/17	380,000	378,397
Federal Express Corporation 2012 Pass-Through Trust
2.63%, 01/15/18 144A	256,059	258,578
Fidelity National Information Services, Inc.
2.00%, 04/15/18	340,000	339,914
Fifth Third Bancorp
5.45%, 01/15/17	250,000	265,114
First Horizon National Corporation
5.38%, 12/15/15Δ	1,400,000	1,421,620
Ford Motor Credit Co., LLC
8.00%, 12/15/16	1,820,000	1,984,095
3.00%, 06/12/17	560,000	573,088
2.15%, 01/09/18	700,000	703,310
1.10%, 03/12/19	1,160,000	1,152,180
1.12%, 03/12/19	3,300,000	3,277,755
Freeport-McMoran Oil & Gas LLC
6.50%, 11/15/20	350,000	371,000
Freeport-McMoRan, Inc.
2.15%, 03/01/17	210,000	210,389
2.30%, 11/14/17Δ	840,000	837,890
General Motors Co.
3.50%, 10/02/18Δ	953,000	986,365
General Motors Financial Co., Inc.
2.75%, 05/15/16 144A	863,000	873,497
2.63%, 07/10/17Δ	1,060,000	1,072,058
4.75%, 08/15/17Δ	1,000,000	1,055,846
3.00%, 09/25/17Δ	1,300,000	1,326,788
1.63%, 04/10/18†Δ	3,000,000	3,024,828
2.40%, 04/10/18	2,050,000	2,056,462
Glencore Funding LLC
2.13%, 04/16/18 144AΔ	610,000	605,818
1.64%, 01/15/19 144A†	1,200,000	1,199,784
Goldman Sachs Group, Inc.
5.35%, 01/15/16	761,000	779,211
3.63%, 02/07/16Δ	2,874,000	2,920,812
5.75%, 10/01/16	135,000	142,461
1.37%, 11/15/18†	580,000	585,619
1.44%, 04/23/20†	600,000	606,562
1.88%, 11/29/23†	6,100,000	6,211,868
HCA, Inc.
3.75%, 03/15/19Δ	1,600,000	1,616,000
Health Care REIT, Inc.
3.63%, 03/15/16	400,000	406,044
6.20%, 06/01/16	1,546,000	1,611,914
Hess Corporation
1.30%, 06/15/17	310,000	308,551
Hewlett-Packard Co.
1.22%, 01/14/19†	520,000	513,135

	Par	Value
HJ Heinz Co.
1.60%, 06/30/17 144A	$850,000	$850,501
2.00%, 07/02/18 144A@	1,830,000	1,830,743
HSBC Finance Corporation
0.71%, 06/01/16†	400,000	399,440
HSBC USA, Inc.
1.70%, 03/05/18Δ	1,595,000	1,591,231
1.16%, 09/24/18†	800,000	803,870
0.89%, 11/13/19†	2,000,000	1,994,336
Huntington National Bank
1.30%, 11/20/16	500,000	499,354
0.70%, 04/24/17†	250,000	249,500
1.38%, 04/24/17	290,000	289,051
Hyundai Capital America
1.63%, 10/02/15 144A	500,000	500,642
3.75%, 04/06/16 144A	190,000	193,555
1.45%, 02/06/17 144A	800,000	797,758
IAC/InterActiveCorp
4.88%, 11/30/18Δ	300,000	310,500
Ingredion, Inc.
3.20%, 11/01/15	200,000	201,318
International Business Machines Corporation
1.13%, 02/06/18Δ	900,000	894,626
International Lease Finance Corporation
8.63%, 09/15/15	1,000,000	1,013,750
5.75%, 05/15/16	1,000,000	1,026,250
6.75%, 09/01/16 144A	1,365,000	1,438,369
3.88%, 04/15/18Δ	795,000	800,962
Interpublic Group of Cos., Inc.
2.25%, 11/15/17	283,000	285,371
Jabil Circuit, Inc.
7.75%, 07/15/16	295,000	309,750
Jackson National Life Global Funding
1.25%, 02/21/17 144A	600,000	600,965
JB Hunt Transport Services, Inc.
2.40%, 03/15/19	620,000	626,200
John Deere Capital Corporation
1.35%, 01/16/18	400,000	401,430
Johnson Controls, Inc.
1.40%, 11/02/17Δ	130,000	129,571
JPMorgan Chase & Co.
0.73%, 11/18/16†	1,300,000	1,300,892
0.79%, 02/15/17†	3,400,000	3,406,096
1.16%, 01/25/18	610,000	614,403
1.18%, 01/25/18	2,500,000	2,518,045
1.70%, 03/01/18	1,500,000	1,494,732
2.35%, 01/28/19	501,000	502,930
KeyBank NA
1.70%, 06/01/18	1,505,000	1,503,680
Kinder Morgan, Inc.
7.00%, 06/15/17	351,000	381,875
2.00%, 12/01/17Δ	415,000	413,982
3.05%, 12/01/19	550,000	549,953
4.30%, 06/01/25Δ	100,000	96,731
Kinder Morgan Energy Partners LP
5.80%, 03/01/21Δ	100,000	110,867
5.00%, 10/01/21	200,000	211,902
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18 144AΔ	2,300,000	2,493,370

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Kroger Co.
2.20%, 01/15/17	$500,000	$507,166
L-3 Communications Corporation
1.50%, 05/28/17	300,000	298,078
Lehman Escrow Bonds
0.00%, 12/28/17+Ω†#	2,600,000	—
0.00%, 12/31/99Ω†#	600,000	66,000
Lennar Corporation
4.50%, 06/15/19Δ	1,000,000	1,020,000
Leucadia National Corporation
8.13%, 09/15/15Δ	2,500,000	2,532,800
Liberty Property LP
6.63%, 10/01/17Δ	375,000	413,756
Life Technologies Corporation
3.50%, 01/15/16	800,000	810,068
Manufacturers & Traders Trust Co.
1.25%, 01/30/17Δ	700,000	699,838
1.40%, 07/25/17	780,000	779,136
Masco Corporation
6.13%, 10/03/16	500,000	528,750
McKesson Corporation
1.29%, 03/10/17	300,000	299,687
Medtronic, Inc.
1.50%, 03/15/18 144A	270,000	269,495
2.50%, 03/15/20 144A	1,700,000	1,703,963
Morgan Stanley
5.75%, 10/18/16	5,400,000	5,708,599
4.75%, 03/22/17	1,015,000	1,071,035
6.63%, 04/01/18	510,000	572,466
2.20%, 12/07/18Δ	310,000	311,925
1.02%, 07/23/19†	940,000	934,581
1.42%, 01/27/20†	1,350,000	1,370,091
Motorola Solutions, Inc.
3.50%, 09/01/21Δ	1,900,000	1,891,950
Mylan, Inc.
1.80%, 06/24/16Δ	180,000	180,133
Nabors Industries, Inc.
2.35%, 09/15/16Δ	1,100,000	1,103,536
National Oilwell Varco, Inc.
1.35%, 12/01/17	660,000	653,116
NBCUniversal Enterprise, Inc.
0.96%, 04/15/18 144A†	355,000	356,857
NextEra Energy Capital Holdings, Inc.
1.34%, 09/01/15Δ	3,300,000	3,303,201
Nissan Motor Acceptance Corporation
1.00%, 03/15/16 144AΔ	910,000	911,845
1.95%, 09/12/17 144A	520,000	523,777
Northwest Airlines 2002-1 Class G-2 Pass Through Trust
6.26%, 05/20/23	122,475	128,133
Occidental Petroleum Corporation
2.50%, 02/01/16	5,000,000	5,062,100
Ohio Power Co.
6.05%, 05/01/18	1,000,000	1,114,221
Omnicom Group, Inc.
5.90%, 04/15/16	285,000	295,462
PACCAR Financial Corporation
0.75%, 05/16/16	270,000	270,410
1.10%, 06/06/17	250,000	250,309
0.88%, 12/06/18†	250,000	251,206

	Par	Value
Parker Hannifin Corporation
4.13%, 11/11/15(E)	$700,000	$790,880
Penske Truck Leasing Co. LP
2.50%, 03/15/16 144A	1,650,000	1,661,821
2.50%, 06/15/19 144A	190,000	188,363
Phillips 66
2.95%, 05/01/17	210,000	215,950
Pioneer Natural Resources Co.
6.65%, 03/15/17	900,000	973,678
6.88%, 05/01/18Δ	400,000	449,420
Piper Jaffray Cos.
4.78%, 11/30/15 144A†@	100,000	100,268
Plains All American Pipeline LP
2.60%, 12/15/19	900,000	897,117
Prologis LP
4.50%, 08/15/17	500,000	530,353
Prudential Covered Trust
3.00%, 09/30/15 144AΔ	560,000	562,962
Prudential Financial, Inc.
1.05%, 08/15/18†Δ	500,000	503,598
QUALCOMM, Inc.
3.00%, 05/20/22Δ	1,200,000	1,192,969
Regions Financial Corporation
2.00%, 05/15/18Δ	550,000	550,010
Samsung Electronics America, Inc.
1.75%, 04/10/17 144A	1,150,000	1,157,887
Santander Bank NA
2.00%, 01/12/18Δ	600,000	600,279
Scripps Networks Interactive, Inc.
3.50%, 06/15/22	900,000	886,764
Southern California Edison Co.
1.85%, 02/01/22Δ	1,500,000	1,499,241
Southwestern Energy Co.
4.05%, 01/23/20Δ	400,000	411,495
SunTrust Bank
5.20%, 01/17/17	890,000	939,282
Synchrony Financial
1.88%, 08/15/17	750,000	750,075
3.00%, 08/15/19Δ	390,000	393,146
1.51%, 02/03/20†	950,000	955,237
Sysco Corporation
1.45%, 10/02/17	280,000	282,800
Thermo Fisher Scientific, Inc.
3.30%, 02/15/22Δ	1,900,000	1,880,310
TIAA Asset Management Finance Co. LLC
2.95%, 11/01/19 144A	1,400,000	1,411,206
T-Mobile USA, Inc.
5.25%, 09/01/18	600,000	618,000
Toyota Motor Credit Corporation
1.45%, 01/12/18	630,000	630,839
United Air Lines 2009-1 Pass-Through Trust
10.40%, 05/01/18Δ	242,147	263,940
United Airline 2009-2A Pass Through Trust
9.75%, 07/15/18	436,887	475,115
United Technologies Corporation
1.78%, 05/04/18 STEP	1,250,000	1,254,361

See Notes to Financial Statements.

	Par	Value
Ventas Realty LP
1.55%, 09/26/16	$414,000	$415,651
1.25%, 04/17/17	230,000	229,535
Verizon Communications, Inc.
1.82%, 09/15/16†	5,900,000	5,974,375
1.35%, 06/09/17	840,000	839,207
2.04%, 09/14/18†	570,000	590,148
Vesey Street Investment Trust I
4.40%, 09/01/16 STEP	700,000	725,159
Volkswagen Group of America Finance LLC
1.25%, 05/23/17 144A	1,060,000	1,061,722
1.60%, 11/20/17 144A	470,000	470,709
Walgreens Boots Alliance, Inc.
1.75%, 11/17/17	230,000	231,037
WEA Finance LLC
1.75%, 09/15/17 144A	220,000	220,732
2.70%, 09/17/19 144A	260,000	260,635
WellPoint, Inc.
2.38%, 02/15/17	1,060,000	1,078,532
Whirlpool Corporation
1.65%, 11/01/17Δ	340,000	341,353
Wm. Wrigley Jr. Co.
1.40%, 10/21/16 144A	200,000	200,576
2.00%, 10/20/17 144A	200,000	201,860
WPX Energy, Inc.
5.25%, 01/15/17Δ	780,000	801,450
Wyndham Worldwide Corporation
2.95%, 03/01/17	1,000,000	1,015,485
ZF North America Capital, Inc.
4.00%, 04/29/20 144A	700,000	701,750
Zimmer Holdings, Inc.
2.00%, 04/01/18	820,000	820,837
2.70%, 04/01/20	190,000	189,269

Total Corporate Bonds (Cost $232,308,752)		232,472,951

FOREIGN BONDS — 13.0%
Australia — 0.9%
Asciano Finance, Ltd.
5.00%, 04/07/18 144A	1,500,000	1,608,588
Macquarie Bank, Ltd.
2.00%, 08/15/16 144A	1,500,000	1,515,445
5.00%, 02/22/17 144A@	250,000	264,142
0.91%, 10/27/17 144A†	480,000	481,139
1.60%, 10/27/17 144A	860,000	860,095
Macquarie Group, Ltd.
1.28%, 01/31/17 144A†	1,240,000	1,246,250
4.88%, 08/10/17 144A	355,000	375,348
National Australia Bank, Ltd.
1.30%, 06/30/17 144AΔ	390,000	389,642
Perpetual Trustee- Apollo
3.94%, 10/03/40(A)	512,630	398,538
QBE Insurance Group, Ltd.
6.13%, 09/28/15(U)	250,000	397,275
Virgin Australia 2013-1A Trust
5.00%, 04/23/25 144A	575,817	600,289

		8,136,751

Bermuda — 0.2%
Aircastle, Ltd.
6.75%, 04/15/17	1,430,000	1,526,525

	Par	Value
Brazil — 0.2%
Banco do Nordeste do Brasil SA
3.63%, 11/09/15 144A	$710,000	$713,550
Banco Santander Brasil SA
4.63%, 02/13/17 144A	1,000,000	1,032,300

		1,745,850

Canada — 0.8%
Bell Canada
1.53%, 04/22/16(C)†	1,150,000	921,579
Canadian Natural Resources, Ltd.
1.75%, 01/15/18	480,000	477,048
Glencore Finance Canada, Ltd.
2.70%, 10/25/17 144A	1,290,000	1,304,101
Rogers Communications, Inc.
1.60%, 03/13/17(C)†	550,000	439,802
Royal Bank of Canada
1.20%, 09/19/17	1,885,000	1,882,059
Shaw Communications, Inc.
1.69%, 02/01/16(C)†	1,000,000	801,617
Thomson Reuters Corporation
0.88%, 05/23/16	600,000	598,916
1.65%, 09/29/17Δ	640,000	640,140
TransAlta Corporation
1.90%, 06/03/17Δ	250,000	248,858

		7,314,120

Cayman Islands — 0.3%
Alibaba Group Holding, Ltd.
1.63%, 11/28/17 144AΔ	400,000	400,094
Baidu, Inc.
2.25%, 11/28/17	440,000	442,903
Hutchison Whampoa International, (12) (II), Ltd.
2.00%, 11/08/17 144A	370,000	372,329
Seagate HDD Cayman
3.75%, 11/15/18	325,000	337,963
Seagate HDD Cayman
3.75%, 11/15/18 144A	660,000	685,231
Trafford Centre Finance, Ltd.
0.77%, 07/28/15(U)†	7,193	11,301

		2,249,821

Chile — 0.3%
Banco Santander Chile
1.88%, 01/19/16 144A†	2,500,000	2,506,250
Corpbanca SA
3.88%, 09/22/19 144A	500,000	508,763

		3,015,013

Denmark — 0.1%
AP Moeller—Maersk A/S
2.55%, 09/22/19 144A	670,000	675,287

France — 1.9%
BNP Paribas SA
0.88%, 12/12/16†	100,000	100,230
BPCE SA
1.63%, 02/10/17Δ	440,000	444,157
Credit Agricole SA
1.08%, 04/15/19 144A†	1,260,000	1,270,196
1.26%, 06/10/20 144AΩ†	1,400,000	1,400,868
Dexia Credit Local SA
0.66%, 11/07/16 144A†	2,500,000	2,507,968
0.68%, 01/11/17†	9,800,000	9,834,124

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Lafarge SA
6.63%, 11/29/18(E)	$600,000	$762,061

		16,319,604

Germany — 0.1%
FMS Wertmanagement AoeR
1.13%, 09/05/17	1,100,000	1,105,392

Iceland — 0.2%
Iceland Government International Bond
4.88%, 06/16/16	1,945,000	2,015,018

Ireland — 0.1%
AerCap Ireland Capital, Ltd.
2.75%, 05/15/17 144A	700,000	697,375

Italy — 0.4%
Intesa Sanpaolo SpA
1.66%, 04/11/16†	3,300,000	3,307,804

Japan — 0.8%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.69%, 03/10/17 144A†	3,000,000	2,999,007
1.20%, 03/10/17 144A	620,000	618,565
1.45%, 09/08/17 144A	750,000	747,460
Japan Finance Organization for Municipalities
1.50%, 09/12/17	200,000	201,232
Mitsubishi UFJ Trust & Banking Corporation
1.60%, 10/16/17 144A	500,000	499,340
Mizuho Bank, Ltd.
1.30%, 04/16/17 144AΔ	490,000	488,286
0.73%, 09/25/17 144A†	300,000	299,600
1.70%, 09/25/17 144A@	1,110,000	1,110,598

		6,964,088

Mexico — 0.3%
Kansas City Southern de Mexico SA de CV
0.98%, 10/28/16†	1,000,000	995,526
Petroleos Mexicanos
5.50%, 01/21/21Δ	1,400,000	1,521,800

		2,517,326

Netherlands — 0.7%
ABN AMRO Bank NV
1.08%, 10/28/16 144A†	600,000	603,165
EDP Finance BV
6.00%, 02/02/18 144A	800,000	859,089
ING Bank NV
1.80%, 03/16/18 144A	645,000	645,400
0.97%, 10/01/19 144A†@	250,000	250,676
Petrobras Global Finance BV
3.88%, 01/27/16	1,900,000	1,910,488
1.90%, 05/20/16†Δ	300,000	296,307
2.64%, 03/17/17†Δ	1,300,000	1,280,110

		5,845,235

New Zealand — 0.4%
ANZ New Zealand International, Ltd.
1.40%, 04/27/17 144A	660,000	661,047
1.75%, 03/29/18 144A	680,000	679,886

	Par	Value
BNZ International Funding, Ltd.
1.90%, 02/26/18 144A	$2,000,000	$2,008,928

		3,349,861

Norway — 0.0%
Eksportfinans ASA
2.38%, 05/25/16	300,000	300,750

Panama — 0.0%
Carnival Corporation
1.20%, 02/05/16Δ	310,000	310,434

Singapore — 0.0%
DBS Group Holdings, Ltd.
0.78%, 07/16/19 144A†	400,000	400,230

South Korea — 2.8%
Export-Import Bank of Korea
1.13%, 09/17/16†	800,000	803,017
5.38%, 10/04/16 144A	1,300,000	1,368,318
Hana Bank
4.00%, 11/03/16	1,500,000	1,553,545
3.50%, 10/25/17	800,000	830,430
Hyundai Capital Services, Inc.
4.38%, 07/27/16	1,657,000	1,710,334
Hyundai Capital Services, Inc.
4.38%, 07/27/16 144A	2,900,000	2,993,342
Industrial Bank of Korea
2.38%, 07/17/17	2,000,000	2,033,912
Korea Development Bank
3.88%, 05/04/17	4,800,000	4,999,205
Korea Exchange Bank
1.75%, 09/27/15	500,000	501,168
Korea Land & Housing Corporation
1.88%, 08/02/17 144A	2,000,000	2,007,812
Korea Western Power Co., Ltd.
2.88%, 10/10/18	3,000,000	3,081,441
KT Corporation
1.75%, 04/22/17 144A	2,000,000	2,000,520
2.63%, 04/22/19@	800,000	810,372

		24,693,416

Spain — 0.2%
Instituto de Credito Oficial
1.13%, 04/01/16 144A	1,300,000	1,302,575

Sweden — 0.1%
Swedbank AB
1.60%, 03/02/18 144A	900,000	896,832

Switzerland — 0.7%
Credit Suisse
1.38%, 05/26/17	1,480,000	1,479,315
1.75%, 01/29/18	500,000	498,242
1.70%, 04/27/18	1,185,000	1,177,223
3.63%, 09/09/24	500,000	497,607
UBS AG
1.80%, 03/26/18	2,200,000	2,197,598

		5,849,985

United Kingdom — 1.1%
Abbey National Treasury Services PLC
1.65%, 09/29/17Δ	1,150,000	1,153,772
Anglo American Capital PLC
1.23%, 04/15/16 144A†	300,000	299,353

See Notes to Financial Statements.

	Par	Value
Barclays Bank PLC
0.86%, 02/17/17†	$890,000	$887,304
Barclays PLC
2.00%, 03/16/18	1,350,000	1,346,973
HSBC Bank PLC
0.91%, 05/15/18 144A†	1,190,000	1,195,882
Jaguar Land Rover Automotive PLC
4.13%, 12/15/18 144A	700,000	711,375
Nationwide Building Society
2.35%, 01/21/20 144A	800,000	798,053
Rofin
1.97%, 08/16/46	374,536	588,230
Standard Chartered PLC
1.50%, 09/08/17 144A	1,320,000	1,318,811
Yorkshire Building Society
2.13%, 03/18/19(E)	900,000	1,038,265

		9,338,018

Virgin Islands (British) — 0.4%
Sinopec Group Overseas Development 2014, Ltd.
1.05%, 04/10/17 144A†	3,000,000	2,997,606
TSMC Global, Ltd.
1.63%, 04/03/18 144A	370,000	366,011

		3,363,617

Total Foreign Bonds (Cost $113,316,962)		113,240,927

FOREIGN GOVERNMENT INFLATION-LINKED BOND — 0.6%
Germany — 0.6%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.75%, 04/15/18(E)	4,100,000	5,074,646

LOAN AGREEMENTS — 0.1%
Activision Blizzard, Inc. Term B Loan
3.25%, 10/11/20	635,375	636,785
H.J. Heinz Co. Term B2 Loan
3.50%, 06/05/20	137,576	137,508

Total Loan Agreements (Cost $779,572)		774,293

MORTGAGE-BACKED SECURITIES — 19.3%
Adjustable Rate Mortgage Trust
3.80%, 03/25/37†	1,659,176	1,302,473
American Home Mortgage Investment Trust
2.07%, 10/25/34†	291,946	291,859
American Home Mortgage Assets Trust
1.08%, 11/25/46†	875,099	462,974
Arran Residential Mortgages Funding PLC
1.73%, 11/19/47 144A†	599,371	602,094
Banc of America Commercial Mortgage Trust
5.62%, 07/10/46†	289,878	300,351
5.75%, 06/10/49†	310,340	331,310
5.49%, 02/10/51	1,830,317	1,932,432

	Par	Value
6.00%, 02/10/51†	$1,290,000	$1,385,159
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.33%, 09/10/47†	1,195,000	1,206,603
Banc of America Mortgage 2003-L Trust
2.62%, 01/25/34†	185,614	181,873
Banc of America Mortgage 2004-I Trust
2.62%, 10/25/34†	300,702	298,251
Banc of America Funding 2006 J Trust
2.93%, 01/20/47†	443,185	373,935
Banc of America Mortgage Trust
6.50%, 10/25/31	53,156	55,787
BBCMS Trust
1.34%, 05/15/32 144A†	2,200,000	2,196,500
Bear Stearns Adjustable Rate Mortgage Trust
2.72%, 01/25/34†	250,253	249,822
3.08%, 07/25/34†	341,791	342,300
2.60%, 10/25/34†	72,330	71,649
2.68%, 03/25/35†	535,550	540,177
Bear Stearns Alt-A Trust
0.93%, 11/25/34†	190,355	188,875
Bear Stearns Commercial Mortgage Securities Trust
5.60%, 03/11/39†	1,472,264	1,493,178
5.32%, 02/11/44	1,009,200	1,059,595
5.51%, 01/12/45†	845,000	899,677
5.69%, 06/11/50†	1,900,000	2,025,402
5.74%, 06/11/50	72,873	72,820
6.08%, 06/11/50†	1,055,000	1,151,668
BLCP Hotel Trust
1.14%, 08/15/29 144A†	2,000,000	1,996,138
CD 2007-CD4 Commercial Mortgage Trust
5.37%, 12/11/49†	395,000	409,783
CDGJ Commercial Mortgage Trust
1.59%, 12/15/27 144A†	790,000	790,280
CGBAM Commercial Mortgage Trust
3.21%, 04/10/28 144A	850,000	860,615
Citigroup Commercial Mortgage Trust
3.24%, 09/15/17 144A†	1,185,000	1,181,449
2.11%, 01/12/30 144A	1,274,819	1,286,882
COBALT CMBS Commercial Mortgage Trust
5.96%, 05/15/46†	1,040,000	1,111,340
COMM 2006-C8 Mortgage Trust
5.31%, 12/10/46	1,113,654	1,157,465
COMM 2010-C1 Mortgage Trust
3.16%, 07/10/46 144A	424,641	424,873
COMM 2012-9W57 Mortgage Trust
2.36%, 02/10/29 144A	1,155,000	1,173,555
COMM 2012-CCRE2 Mortgage Trust
0.00%, 08/15/45 IOΩ†	2,008,570	185,020

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
COMM 2013-CCRE11 Mortgage Trust
0.00%, 10/10/46 IOΩ†	$5,944,894	$409,056
COMM 2013-CCRE12 Mortgage Trust
2.90%, 10/10/46	2,055,000	2,120,333
COMM 2013-CCRE7 Mortgage Trust
0.00%, 03/10/46 IOΩ†	5,642,116	423,644
COMM 2013-FL3 Mortgage Trust
1.70%, 10/13/28 144A†	1,057,580	1,057,402
COMM 2013-SFS Mortgage Trust
1.87%, 04/12/35 144A	628,820	615,260
COMM 2014-FL5 Mortgage Trust
2.33%, 10/15/31 144A†	670,000	670,004
COMM 2014-KYO Mortgage Trust
1.09%, 06/11/27 144A†	3,400,000	3,398,133
COMM 2015-LC21 Mortgage Trust
0.00%, 07/10/48Ω†	6,890,000	390,191
2.98%, 07/10/48	2,050,000	2,117,482
Countrywide Home Loan Mortgage Pass-Through Trust
0.73%, 02/25/35†	152,439	144,059
Credit Suisse Commercial Mortgage Trust
5.64%, 02/15/39†	655,000	664,835
5.62%, 09/15/40†	302,802	311,572
6.17%, 02/15/41†	436,745	439,354
Crusade Global Trust
0.33%, 11/15/37†	1,213,010	1,207,601
CSMC Trust 2013-IVR2
1.55%, 04/25/43 144A†	1,095,718	1,025,031
DBRR 2011-C32 Trust
5.90%, 06/17/49 144A†	1,805,000	1,890,622
Del Coronado Trust 2013-DEL
0.99%, 03/15/26 144A†	530,000	528,859
Deutsche Alt-B Securities Mortgage Loan Trust
5.87%, 10/25/36 STEP	395,854	328,707
5.89%, 10/25/36 STEP	395,854	328,978
Eurosail PLC
0.87%, 06/13/45(U)†	558,009	871,096
Fannie Mae Connecticut Avenue Securities
2.19%, 10/25/23†	899,110	910,632
1.79%, 01/25/24†	974,559	980,259
1.14%, 05/25/24†	1,366,325	1,356,611
1.39%, 07/25/24†	2,007,712	2,006,240
Fannie Mae Grantor Trust
3.31%, 02/25/32	49,046	49,860
FDIC 2010-R1 Trust
2.18%, 05/25/50 144A	589,553	591,526
FDIC Guaranteed Notes Trust
0.90%, 12/04/20 144A†	1,526,361	1,535,747
3.25%, 04/25/38 144A	372,283	381,766
0.73%, 02/25/48 144A†	132,150	132,192
Federal Home Loan Mortgage Corporation
5.00%, 01/01/19	97,366	103,234

	Par	Value
5.00%, 02/01/19	$120,890	$128,348
5.00%, 12/01/19	230,226	244,035
5.50%, 05/01/22	743,610	794,908
2.55%, 07/01/27†	10,673	11,355
2.38%, 11/01/31†	48,269	51,551
2.50%, 04/01/32†	8,654	9,161
2.27%, 06/01/33†	774,751	822,850
2.38%, 10/01/34†	190,931	204,029
2.43%, 08/01/35†	700,051	744,442
1.86%, 09/01/35†	411,365	435,267
2.13%, 10/01/35†	598,076	635,994
2.12%, 04/01/36†	524,714	556,690
5.50%, 05/01/38	457,172	511,834
5.50%, 02/01/40	146,069	163,424
Federal Home Loan Mortgage Corporation REMIC
4.00%, 08/15/25 STEP	337,239	360,597
4.50%, 09/15/41	828,826	913,843
4.50%, 11/15/41	849,564	925,873
4.00%, 12/15/43	557,520	593,383
Federal National Mortgage Association
5.00%, 07/01/19	52,945	56,198
5.00%, 05/01/21	443,318	471,839
5.00%, 11/01/21	188,871	201,205
0.00%, 07/25/22Ω†	24,901,587	786,392
2.19%, 12/01/24 CONV†	14,612	14,994
9.00%, 05/01/25	5,113	5,183
9.00%, 07/01/25	11,290	11,442
3.50%, 07/01/26 TBA	5,775,000	6,090,549
4.00%, 07/01/26 TBA	1,300,000	1,363,578
3.00%, 07/01/27 TBA	3,920,000	4,061,151
2.50%, 12/01/27	2,481,576	2,527,361
2.36%, 09/01/31†	68,343	73,011
1.45%, 08/01/32†	651,328	681,084
5.50%, 10/01/32	400,976	452,504
2.29%, 12/01/32†	472,921	503,796
2.06%, 04/01/33†	138,425	146,522
1.98%, 06/01/33†	110,051	116,596
2.63%, 06/01/33†	57,924	61,616
2.43%, 10/01/33†	243,761	258,815
2.29%, 12/01/33†	83,310	88,651
2.70%, 03/01/34†	91,390	92,383
1.92%, 09/01/34†	163,013	172,151
1.93%, 09/01/34†	190,706	201,345
1.81%, 10/01/34†	178,774	188,525
1.99%, 10/01/34†	227,678	240,783
2.25%, 02/01/35†	308,397	329,541
2.23%, 09/01/35†	485,487	517,530
2.27%, 12/01/35†	14,479	15,181
5.50%, 07/01/37 TBA	6,000,000	6,738,750
1.35%, 08/01/42†	439,571	449,711
3.63%, 09/01/42†	1,362,757	1,430,897
1.35%, 07/01/44†	295,818	303,570
1.35%, 10/01/44†	220,783	226,483
Federal National Mortgage Association REMIC
4.00%, 11/25/19	58,370	60,323
4.00%, 06/25/26 STEP	555,634	590,354
0.74%, 09/25/41†	3,050,984	3,082,653
Federal National Mortgage Association
5.50%, 08/01/35 TBA	500,000	561,094

See Notes to Financial Statements.

	Par	Value
FHLMC Multifamily VRD Certificates
5.50%, 08/15/51	$3,000,000	$3,116,250
FHLMC Structured Pass-Through Securities
1.19%, 05/25/43†	732,737	747,339
1.55%, 07/25/44†	1,082,489	1,093,063
First Horizon Alternative Mortgage Securities Trust
2.22%, 06/25/34†	391,043	383,047
GAHR Commericial Mortgage Trust
1.48%, 12/15/16 144A†	1,990,000	1,993,487
GE Capital Commercial Mortgage Corporation
5.48%, 12/10/49†	964,592	1,019,788
Giovecca Mortgages SRL
0.60%, 04/23/48(E)†	410,325	456,204
GMAC Commercial Mortgage Securities, Inc.
5.23%, 11/10/45†	1,358,368	1,368,516
Government National Mortgage Association
1.63%, 06/20/17†	2,477	2,549
2.00%, 06/20/21†	2,806	2,959
1.75%, 03/20/22†	148,154	153,601
1.75%, 01/20/23†	25,006	25,838
1.63%, 05/20/24†	46,806	48,629
1.63%, 07/20/25†	60,719	63,165
1.63%, 08/20/25†	15,643	16,273
1.63%, 11/20/25†	51,328	53,321
1.63%, 12/20/26†	71,611	74,429
1.63%, 07/20/27†	1,714	1,783
1.63%, 10/20/27†	29,394	30,540
8.50%, 10/15/29	23,940	24,778
0.78%, 02/16/30†	83,431	84,077
8.50%, 03/15/30	764	767
8.50%, 04/15/30	5,048	5,189
8.50%, 05/15/30	63,962	67,468
1.63%, 05/20/30†	45,172	47,105
8.50%, 07/15/30	50,931	55,257
8.50%, 08/15/30	12,848	13,975
8.50%, 11/15/30	8,166	8,679
8.50%, 12/15/30	28,758	33,554
8.50%, 02/15/31	16,934	17,881
0.49%, 03/20/37†	623,616	625,443
0.49%, 05/20/37†	267,007	267,711
Granite Master Issuer PLC
0.27%, 12/17/54†	405,270	403,639
0.28%, 12/17/54†	102,847	102,439
0.27%, 12/20/54†	969,347	965,479
0.33%, 12/20/54 144A†	380,481	379,070
Granite Mortgages 03-3 PLC
0.38%, 01/20/44(E)†	74,682	83,176
Granite Mortgages 04-1 PLC
0.89%, 03/20/44(U)†	171,747	269,209
Granite Mortgages 04-2 PLC
0.89%, 06/20/44(U)†	751,322	1,177,675
GreenPoint Mortgage Funding Trust
0.37%, 01/25/37†	668,532	509,278
0.46%, 11/25/45†	190,338	160,076
GS Mortgage Securities Trust
5.79%, 08/10/45†	224,495	240,992

	Par	Value
GSR Mortgage Loan Trust
2.67%, 09/25/34†	$399,103	$385,849
2.68%, 09/25/35†	323,130	323,820
Hilton USA Trust 2013-HLF
1.19%, 11/05/30 144A†	1,202,267	1,203,080
Hilton USA Trust 2013-HLT
4.41%, 11/05/30 144A	825,000	835,061
5.61%, 11/05/30 144A†	975,000	991,516
Impac CMB Trust
0.99%, 03/25/33†	315,316	307,645
IndyMac INDX Mortgage Loan Trust
0.46%, 06/25/37†	430,253	282,481
0.38%, 09/25/46†	762,071	649,213
JP Morgan Chase Commercial Mortgage Securities Trust
1.59%, 11/15/31 144A†	845,000	844,337
1.44%, 01/15/32 144A†	1,090,000	1,086,170
5.50%, 10/12/37 144A	1,770,720	1,838,871
5.81%, 06/12/43†	2,931,048	3,024,208
5.88%, 02/12/49†	770,662	820,124
5.85%, 02/15/51†	1,233,808	1,326,340
JP Morgan Mortgage Trust
2.59%, 02/25/35†	93,246	92,941
2.50%, 03/25/43 144A†	427,677	422,698
Lanark Master Issuer PLC
1.68%, 12/22/54 144A†	609,621	612,588
LB-UBS Commercial Mortgage Trust
5.42%, 02/15/40	1,161,360	1,218,432
6.11%, 07/15/40†	1,645,000	1,760,209
6.37%, 09/15/45†	2,130,000	2,335,360
Luminent Mortgage Trust
0.36%, 12/25/36†	750,527	600,382
MASTR Adjustable Rate Mortgages Trust
2.48%, 12/25/33†	239,414	237,051
Merrill Lynch Mortgage Investors Trust
2.16%, 12/25/34†	433,247	433,730
2.12%, 02/25/36†	510,898	504,260
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.20%, 12/12/49	915,000	959,701
Morgan Stanley Bank of America Merrill Lynch Trust 0.00%,
08/15/45 IO 144AΩ†	9,315,647	713,858
0.00%, 11/15/46 IOΩ†	4,911,678	341,504
2.98%, 07/15/50	1,400,000	1,442,295
Morgan Stanley Capital I Trust
5.48%, 02/12/44†	1,655,000	1,748,451
5.41%, 03/15/44	1,090,000	1,150,241
National RMBS Trust
3.14%, 06/20/44(A)†	392,864	307,586
NCUA Guaranteed Notes Trust
1.84%, 10/07/20	30,684	30,793
0.74%, 12/08/20†	2,761,653	2,781,630
0.71%, 03/09/21	1,570,159	1,574,362
Progress 2007-1G Trust
0.42%, 08/19/38 144A†	186,278	185,928
RALI Series 2003-QS1 Trust
0.59%, 01/25/33†	23,533	23,344
RBSSP Resecuritization Trust
4.00%, 12/26/36 144A	97,956	97,814

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
RCMC LLC
5.62%, 11/15/44 144A	$234,073	$239,198
RFMSI Series 2003-S9 Trust
6.50%, 03/25/32	13,865	14,367
Selkirk No. 1, Ltd.
1.33%, 02/20/41 144A	1,879,561	1,871,612
Sequoia Mortgage Trust
2.87%, 01/25/42†	487,217	488,775
3.50%, 04/25/42†	332,947	336,503
1.45%, 02/25/43†	612,877	591,742
1.55%, 04/25/43†	710,982	687,405
Springleaf Mortgage Loan Trust
2.22%, 10/25/57 144A†	211,891	212,416
1.27%, 06/25/58 144A†	676,111	673,430
1.57%, 12/25/59 144A†	287,651	288,220
1.78%, 12/25/65 144A†	397,181	398,097
STRIPs 2012-1, Ltd.
1.50%, 12/25/44 144A	221,295	215,276
Structured Adjustable Rate Mortgage Loan Trust
2.50%, 08/25/34†	626,347	611,747
0.49%, 09/25/34†	131,863	117,068
Structured Agency Credit Risk Debt Notes
1.64%, 11/25/23†	648,630	648,630
Structured Asset Mortgage Investments II Trust
2.16%, 10/19/34†	156,342	129,168
0.44%, 07/19/35†	125,542	108,259
0.47%, 02/25/36†	626,945	508,887
Talisman-6 Finance PLC
0.19%, 10/22/16(E)†	448,775	496,190
TBW Mortgage Backed Trust
6.01%, 07/25/37 STEP	391,761	294,540
TORRENS Series 2013-1 Trust
3.00%, 04/12/44(A)†	1,821,151	1,406,447
UBS-Barclays Commercial Mortgage Trust
0.00%,
05/10/63 IO 144AΩ†	6,340,821	450,801
Wachovia Bank Commercial Mortgage Trust
5.42%, 01/15/45†	1,069,178	1,074,893
5.90%, 06/15/49†	1,002,787	1,059,674
Washington Mutual Mortgage Pass-Through Certificates
2.38%, 08/25/33†	423,794	434,924
2.18%, 02/25/37†	496,266	413,747
2.15%, 05/25/37†	545,656	445,616
2.16%, 07/25/37†	1,482,886	1,258,215
1.56%, 06/25/42†	19,191	18,499
0.50%, 01/25/45†	642,933	603,519
1.14%, 06/25/46†	1,127,423	1,047,815
0.90%, 01/25/47†	617,818	501,180
1.00%, 05/25/47 IO†	336,671	26,477
Wells Fargo Commercial Mortgage Trust
2.94%, 01/15/27 144A†	790,000	784,351
3.35%, 11/15/43 144A	1,611,338	1,651,283
Wells Fargo Mortgage-Backed Securities 2004-EE Trust
2.69%, 12/25/34†	392,758	394,921
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust
2.67%, 08/25/33†	75,382	76,754

	Par	Value
WFRBS Commercial Mortgage Trust 0.00%,
08/15/45 IO 144AΩ†	$3,577,496	$338,671

Total Mortgage-Backed Securities (Cost $172,369,408)		168,472,683

MUNICIPAL BONDS — 2.0%
California Earthquake Authority, Revenue Bond
1.82%, 07/01/17	480,000	483,140
2.81%, 07/01/19	1,300,000	1,334,255
Energy Northwest
2.20%, 07/01/19	1,350,000	1,357,965
Energy Northwest, Revenue Bond
1.79%, 07/01/18	400,000	406,180
Florida Hurricane Catastrophe Fund Finance Corporation, Series A, Revenue Bond
1.30%, 07/01/16	720,000	724,190
North Texas Higher Education Authority, Inc. Taxable Student Loan, Revenue Bond, Series 1
1.37%, 04/01/40†	285,238	287,982
Permanent University Fund
1.75%, 07/01/20	2,500,000	2,485,900
State of Michigan
3.99%, 11/01/19	2,100,000	2,283,666
State of Texas, General Obligation, Series C-2
0.58%, 06/01/19†	3,300,000	3,316,302
University of California, Revenue Bond
0.68%, 07/01/41†	1,000,000	1,000,540
University of California, Revenue Bond, Series Y-1
0.68%, 07/01/41†	1,100,000	1,100,594
University of Massachusetts Building Authority, Revenue Bond, Series 4
1.31%, 11/01/17	3,000,000	3,010,470

Total Municipal Bonds (Cost $17,759,163)		17,791,184

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Put Options — 0.0%
90-Day Euro, Strike Price $97.88, Expires 06/13/16 (JPM)	215	6,719
90-Day Euro, Strike Price $98.63, Expires 06/13/16 (JPM)	215	37,625

Total Purchased Options (Cost $188,770)		44,344

See Notes to Financial Statements.

	Par	Value
U.S. TREASURY OBLIGATIONS — 32.9%
U.S. Treasury Bills
0.45%, 10/08/15	$650,000	$649,986
0.00%, 06/23/16	10,000,000	9,974,140

		10,624,126

U.S. Treasury Notes
0.38%, 03/15/16	5,000,000	5,006,250
0.25%, 04/15/16	12,745,000	12,741,024
0.38%, 05/31/16	831,000	831,617
0.50%, 01/31/17	11,065,000	11,062,411
0.63%, 02/15/17	3,180,000	3,184,471
0.50%, 04/30/17Δ	45,000,000	44,929,710
0.63%, 05/31/17Δ	110,925,000	110,916,348
0.88%, 07/15/17Δ	13,550,000	13,607,167
1.00%, 09/15/17	13,540,000	13,619,331
0.88%, 11/15/17	11,275,000	11,297,020
1.00%, 02/15/18Δ	25,575,000	25,652,927
0.75%, 02/28/18	2,920,000	2,908,594
1.00%, 05/15/18Δ	19,050,000	19,070,841
1.13%, 06/15/18	1,590,000	1,596,086

		276,423,797

Total U.S. Treasury Obligations (Cost $286,843,949)		287,047,923

	Shares
MONEY MARKET FUNDS — 11.6%
GuideStone Money Market Fund (Investor Class)¥	42,780,292	42,780,292
Northern Institutional Liquid Assets Portfolio§	58,481,674	58,481,674

Total Money Market Funds (Cost $101,261,966)		101,261,966

TOTAL INVESTMENTS — 121.6% (Cost $1,065,193,423)		1,061,169,626

	Number of Contracts
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
90-Day Euro, Strike Price $98.75, Expires 06/13/16 (MSCS)	(208)	(218,399)
90-Day Euro, Strike Price $99.00, Expires 09/19/16 (MSCS)	(123)	(61,500)
90-Day Euro, Strike Price $99.25, Expires 03/14/16 (MSCS)	(143)	(58,094)

		(337,993)

Put Options — 0.0%
90-Day Euro, Strike Price $98.25, Expires 06/13/16 (JPM)	(430)	(26,875)
90-Day Euro, Strike Price $98.75, Expires 06/13/16 (MSCS)	(208)	(50,700)
90-Day Euro, Strike Price $99.00, Expires 09/16/16 (MSCS)	(123)	(107,625)

	Number of Contracts	Value
90-Day Euro, Strike Price $99.25, Expires 03/14/16 (MSCS)	(143)	$(47,369)

		(232,569)

Total Written Options (Premiums received $(864,132))		(570,562)

	Par
TBA SALE COMMITMENTS — (0.4)%
Federal Home Loan Mortgage Corporation 5.50%, 07/01/39 (Proceeds $(3,381,563))	$(3,000,000)	(3,362,109)

Liabilities in Excess of Other Assets — (21.2)%		(184,587,627)

NET ASSETS — 100.0%		$872,649,328

PORTFOLIO SUMMARY (based on net assets)

	%
U.S. Treasury Obligations	32.9
Corporate Bonds	26.6
Mortgage-Backed Securities	19.3
Asset-Backed Securities	13.8
Foreign Bonds	13.0
Money Market Funds	11.6
Municipal Bonds	2.0
Agency Obligations	1.7
Foreign Government Inflation-Linked Bond	0.6
Loan Agreements	0.1
Purchased Option	—	**
Written Options	—	**
TBA Sale Commitments	(0.4)

	121.2

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at June 30, 2015:

Maturity Date	Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
10/12/52	CMBX.NA.AAA.1 Index	0.27%	1.00%	USD	2,930,268	$(1,599)	GSC	$8,231
10/12/52	CMBX.NA.AAA.1 Index	0.27%	1.00%	USD	189,050	(103)	CS	493

						$(1,702)		$8,724

Maturity Date	Reference Obligation	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
06/17/17	U.S. Federal Funds Rate	0.99%	USD	191,800,000	$(1,238,709)	CITI	$(843,806)
12/16/19	3-Month LIBOR	(2.00)%	USD	600,000	(4,846)	CME	(2,082)
12/16/20	3-Month LIBOR	(2.00)%	USD	22,500,000	11,826	CS	(85,857)
12/16/22	3-Month LIBOR	(2.25)%	USD	6,600,000	28,862	CS	(51,382)
12/16/22	3-Month LIBOR	(2.25)%	USD	2,400,000	9,611	CME	(12,833)

					$(1,193,256)		$(995,960)

Total Swap agreements outstanding at June 30, 2015					$(1,194,958)		$(987,236)

See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$14,486,398	$—	$14,445,622	$40,776
Asset-Backed Securities	120,502,311	—	86,236,801	34,265,510
Corporate Bonds	232,472,951	—	231,635,235	837,716
Foreign Bonds:
Australia	8,136,751	—	7,738,213	398,538
Bermuda	1,526,525	—	1,526,525	—
Brazil	1,745,850	—	1,745,850	—
Canada	7,314,120	—	7,314,120	—
Cayman Islands	2,249,821	—	2,249,821	—
Chile	3,015,013	—	3,015,013	—
Denmark	675,287	—	675,287	—
France	16,319,604	—	16,319,604	—
Germany	1,105,392	—	1,105,392	—
Iceland	2,015,018	—	2,015,018	—
Ireland	697,375	—	697,375	—
Italy	3,307,804	—	3,307,804	—
Japan	6,964,088	—	6,964,088	—
Mexico	2,517,326	—	2,517,326	—
Netherlands	5,845,235	—	5,845,235	—
New Zealand	3,349,861	—	3,349,861	—
Norway	300,750	—	300,750	—
Panama	310,434	—	310,434	—
Singapore	400,230	—	400,230	—
South Korea	24,693,416	—	24,693,416	—
Spain	1,302,575	—	1,302,575	—
Sweden	896,832	—	896,832	—
Switzerland	5,849,985	—	5,849,985	—
United Kingdom	9,338,018	—	9,338,018	—
Virgin Islands (British)	3,363,617	—	3,363,617	—
Foreign Government Inflation-Linked Bond	5,074,646	—	5,074,646	—
Loan Agreements	774,293	—	774,293	—
Money Market Funds	101,261,966	101,261,966	—	—
Mortgage-Backed Securities	168,472,683	—	157,740,125	10,732,558
Municipal Bonds	17,791,184	—	17,791,184	—
Purchased Options	44,344	44,344	—	—
U.S. Treasury Obligations	287,047,923	—	287,047,923	—

Total Assets — Investments in Securities	$1,061,169,626	$101,306,310	$913,588,218	$46,275,098

Other Financial Instruments***
Futures Contracts	$375,701	$375,701	$—	$—

Total Assets — Other Financial Instruments	$375,701	$375,701	$—	$—

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(3,362,109)	$—	$(3,362,109)	$—
Written Options	(570,562)	(570,562)	—	—

Total Liabilities — Investments in Securities	$(3,932,671)	$(570,562)	$(3,362,109)	$—

Other Financial Instruments***
Swap Agreements	$(1,194,958)	$—	$(1,194,958)	$—
Forward Foreign Currency Contracts	(545,339)	—	(545,339)	—

Total Liabilities — Other Financial Instruments	$(1,740,297)	$—	$(1,740,297)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no securities transferred between Level 1 and Level 2 during the period ended June 30, 2015.

The unobservable inputs used in the fair value measurement of the reporting entity’s agency obligations, asset-backed securities, corporate bonds, foreign bonds and mortgage-backed securities are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Agency Obligations	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Mortgage-Backed Securities
Balance, 12/31/14	$43,863,320	$—	$25,455,737	$3,451,214	$1,157,486	$13,798,883
Accrued discounts/premiums	9,567	—	27,780	(14,674)	(18)	(3,521)
Realized gain (loss)(1)	(112,439)	—	(1,228)	(855)	(29,061)	(81,295)
Change in unrealized appreciation (depreciation)(2)	141,983	—	228,659	(12,780)	6,643	(80,539)
Purchases	12,279,826	—	12,279,826	—	—	—
Sales	(4,974,216)	—	(3,038,938)	(479,988)	(85,530)	(1,369,760)
Transfers in to Level 3(3)	40,776	40,776	—	—	—	—
Transfers out of Level 3(4)	(1,339,344)	—	—	(739,055)	(600,289)	—
Maturities	(1,180,000)	—	—	(1,180,000)	—	—
Paydowns	(2,454,375)	—	(686,326)	(186,146)	(50,693)	(1,531,210)

Balance, 06/30/15	$46,275,098	$40,776	$34,265,510	$837,716	$398,538	$10,732,558

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.
(3)

Transfers in to Level 3 represent the value of a security at June 30, 2015 that was transferred from Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

(4)

Transfers out of Level 3 represent the value of securities at June 30, 2015 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Par	Value
AGENCY OBLIGATIONS — 2.3%
Federal Farm Credit Bank
5.05%, 11/06/17	$400,000	$438,720
Federal Home Loan Bank
0.05%, 08/21/15	10,000,000	9,999,326
0.88%, 05/24/17Δ	20,000	20,070
3.00%, 09/10/21Δ	800,000	842,307
3.38%, 12/08/23	200,000	211,286
Federal Home Loan Mortgage Corporation
2.38%, 01/13/22Δ	1,300,000	1,317,005
Federal National Mortgage Association
0.00%, 10/09/19Ω†	3,350,000	3,061,592
2.63%, 09/06/24Δ	1,000,000	1,000,386
6.25%, 05/15/29	500,000	684,045
6.63%, 11/15/30	1,170,000	1,656,105
Tennessee Valley Authority
3.88%, 02/15/21Δ	1,000,000	1,101,454
5.25%, 09/15/39	230,000	280,460
4.63%, 09/15/60	200,000	212,528

Total Agency Obligations (Cost $20,457,190)		20,825,284

ASSET-BACKED SECURITIES — 4.2%
Access Group, Inc.
1.58%, 10/27/25†	800,703	807,249
Asset-Backed Securities Corporation Home Equity Loan Trust
0.74%, 09/25/34†	31,755	31,753
AUTO ABS
0.60%, 09/27/24(E)	1,077,123	1,202,535
Avis Budget Rental Car Funding AESOP LLC
1.92%, 09/20/19 144A	160,000	159,485
2.97%, 02/20/20 144A	160,000	164,303
2.46%, 07/20/20 144A	150,000	150,985
2.50%, 02/20/21 144A	550,000	549,351
Bayview Financial Mortgage Pass-Through Trust
0.86%, 02/28/44†	79,739	79,368
Bear Stearns Asset-Backed Securities Trust
6.00%, 10/25/36	1,595,014	1,329,668
6.50%, 10/25/36	2,512,145	2,048,858
Chapel BV
0.36%, 07/17/66(E)†	1,153,638	1,235,477
CWHEQ Revolving Home Equity Loan Trust
0.43%, 12/15/35†	261,156	239,222
0.33%, 07/15/36†	490,848	417,592
Edsouth Indenture No. 7 LLC
0.79%, 02/25/36 144A†	1,434,801	1,414,691
Education Funding Capital Trust
0.00%, 06/15/43Ω†	700,000	673,480
EMC Mortgage Loan Trust
0.74%, 11/25/41 144A†	24,153	22,661
Financial Asset Securities Corporation AAA Trust
0.60%, 02/27/35 144A†	935,517	784,636
Fremont Home Loan Trust
0.43%, 01/25/36†	1,694,814	1,633,538

	Par	Value
GMACM Home Equity Loan Trust
6.72%, 09/25/37†	$127,465	$132,961
7.00%, 09/25/37†	64,656	64,559
Goal Capital Funding Trust
0.37%, 09/25/28†	553,420	546,793
GSAMP Trust
1.04%, 02/25/47†	1,123,776	1,094,209
Hertz Vehicle Financing LLC
1.83%, 08/25/19 144A	210,000	208,913
JGWPT XXXIII LLC
3.50%, 06/15/77 144A	442,359	439,538
Mississippi Higher Education Assistance Corporation
0.87%, 10/25/35†	869,209	865,594
Nelnet Student Loan Trust
0.38%, 01/25/30†	1,800,000	1,782,324
Panhandle-Plains Higher Education Authority, Inc.
1.41%, 10/01/35†	476,878	483,135
Park Place Securities, Inc.
1.03%, 01/25/36†	100,000	95,328
Penarth Master Issuer PLC
0.59%, 05/18/19 144A†	1,700,000	1,700,383
Provident Home Equity Loan Trust
0.73%, 08/25/31†	80,464	45,535
RAMP Series 2004-RZ1 Trust
0.67%, 03/25/34†	244,902	243,258
RAMP Series 2005-EFC6 Trust
0.62%, 11/25/35†	1,900,000	1,679,864
RAMP Series 2006-NC1 Trust
0.38%, 01/25/36†	480,965	478,637
Salomon Brothers Mortgage Securities VII, Inc.
0.67%, 03/25/28†	8,780	8,692
Saxon Asset Securities Trust
0.98%, 03/25/35†	879,400	796,028
SLM Private Education Loan Trust
3.44%, 05/16/44 144A†	793,838	831,352
SLM Student Loan EDC Repackaging Trust
3.50%, 10/28/29 144A	360,212	358,218
SLM Student Loan Trust
1.78%, 04/25/23†	3,503,002	3,593,671
0.39%, 07/25/25†	2,050,000	2,036,577
1.04%, 12/15/25 144A†	400,000	399,262
1.03%, 10/25/28†	400,000	356,495
Soundview Home Loan Trust
0.37%, 05/25/36†	1,263,070	1,191,369
SpringCastle America Funding LLC
2.70%, 05/25/23 144A	372,756	375,211
SPS Servicer Advance Receivables Trust
2.53%, 06/15/45+	4,050,000	4,049,983
Structured Asset Investment Loan Trust
1.03%, 08/25/34†	339,695	332,633
United States Small Business Administration
3.37%, 10/01/33	329,839	343,372
2.46%, 02/01/35	80,000	79,038
2.51%, 04/01/35	260,000	259,180

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Utah State Board of Regents
0.79%, 02/25/43†	$1,050,000	$1,048,352

Total Asset-Backed Securities (Cost $39,385,543)		38,865,316

COMMERCIAL PAPER — 1.3%
Barclays Bank PLC
0.00%, 04/13/16Ω†@	1,500,000	1,500,056
NBCUniversal Enterprise
0.44%, 07/07/15 144A	1,700,000	1,699,875
0.46%, 07/07/15 144A	1,700,000	1,699,870
0.45%, 07/13/15 144A@	1,700,000	1,699,745
Virginia Electric Power
0.42%, 07/13/15	1,700,000	1,699,762
0.41%, 07/14/15	1,700,000	1,699,768
0.40%, 07/23/15	1,700,000	1,699,584

Total Commercial Paper (Cost $11,698,604)		11,698,660

CORPORATE BONDS — 19.4%
21st Century Fox America, Inc.
3.70%, 09/15/24Δ	725,000	731,796
ABB Finance USA, Inc.
4.38%, 05/08/42	40,000	39,727
AbbVie, Inc.
1.75%, 11/06/17Δ	280,000	280,894
2.50%, 05/14/20	575,000	569,747
3.20%, 11/06/22	225,000	223,157
3.60%, 05/14/25	370,000	366,458
AES Corporation
4.88%, 05/15/23	80,000	75,600
Amazon.com, Inc.
3.30%, 12/05/21Δ	525,000	532,668
4.95%, 12/05/44	390,000	381,503
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	525,000	516,402
American Express Co.
6.80%, 09/01/66†	1,215,000	1,253,151
American Honda Finance Corporation
1.00%, 08/11/15 144AΔ	480,000	480,321
American International Group, Inc.
2.30%, 07/16/19Δ	200,000	199,834
4.50%, 07/16/44	100,000	95,501
6.25%, 03/15/87	278,000	306,854
American Tower Corporation REIT
3.40%, 02/15/19	200,000	204,837
Amgen, Inc.
3.63%, 05/22/24	100,000	99,385
5.38%, 05/15/43Δ	350,000	372,774
Anadarko Petroleum Corporation
6.38%, 09/15/17	10,000	10,980
8.70%, 03/15/19Δ	25,000	30,252
3.45%, 07/15/24Δ	320,000	315,927
6.45%, 09/15/36	250,000	289,350
Antero Resources Corporation
5.38%, 11/01/21	100,000	96,500
5.63%, 06/01/23 144AΔ	425,000	412,781
Anthem, Inc.
1.25%, 09/10/15	110,000	110,066

	Par	Value
5.88%, 06/15/17	$720,000	$782,227
Apache Corporation
3.25%, 04/15/22	125,000	123,114
4.75%, 04/15/43	50,000	46,443
4.25%, 01/15/44Δ	695,000	605,906
ARC Properties Operating Partnership LP REIT
3.00%, 02/06/19	500,000	475,625
Arch Coal, Inc.
7.25%, 06/15/21Δ	500,000	72,500
Argos Merger Sub, Inc.
7.13%, 03/15/23 144AΔ	200,000	210,000
AT&T, Inc.
2.95%, 05/15/16	425,000	432,188
4.45%, 05/15/21Δ	80,000	85,494
3.00%, 02/15/22	170,000	166,185
3.40%, 05/15/25	2,230,000	2,131,164
5.55%, 08/15/41	160,000	164,501
4.35%, 06/15/45Δ	100,000	85,704
Atwood Oceanics, Inc.
6.50%, 02/01/20Δ	30,000	29,100
Baker Hughes, Inc.
7.50%, 11/15/18Δ	710,000	834,530
Bank of America Corporation
6.05%, 05/16/16Δ	275,000	285,619
3.88%, 03/22/17Δ	130,000	135,214
5.70%, 05/02/17	1,100,000	1,174,087
5.75%, 12/01/17	1,890,000	2,060,092
6.88%, 04/25/18	1,400,000	1,582,575
5.65%, 05/01/18Δ	700,000	769,462
2.60%, 01/15/19	320,000	323,756
5.63%, 07/01/20	50,000	56,415
5.88%, 01/05/21Δ	150,000	171,824
5.00%, 05/13/21Δ	320,000	351,734
3.30%, 01/11/23	120,000	118,375
4.13%, 01/22/24	450,000	462,019
4.00%, 04/01/24Δ	4,845,000	4,939,201
4.20%, 08/26/24Δ	390,000	389,793
4.00%, 01/22/25	440,000	429,530
4.25%, 10/22/26Δ	440,000	431,981
5.00%, 01/21/44	750,000	781,713
4.88%, 04/01/44	370,000	377,277
6.25%, 09/29/49†Δ	300,000	299,064
6.50%, 10/29/49†Δ	150,000	155,438
Barrick North America Finance LLC
4.40%, 05/30/21Δ	570,000	583,013
Baxalta, Inc.
5.25%, 06/23/45 144A	130,000	131,003
Bear Stearns Cos. LLC (The)
6.40%, 10/02/17Δ	1,200,000	1,321,121
Becton, Dickinson and Co.
2.68%, 12/15/19	400,000	400,719
3.73%, 12/15/24	370,000	369,483
4.69%, 12/15/44	130,000	126,287
BellSouth Corporation
4.82%, 04/26/16 144A@	1,600,000	1,646,189
Berkshire Hathaway Energy Co.
6.50%, 09/15/37	70,000	86,150
Boeing Capital Corporation
4.70%, 10/27/19Δ	230,000	255,138
Boeing Co.
6.63%, 02/15/38	210,000	281,588

See Notes to Financial Statements.

	Par	Value
Boeing Co. (The)
4.88%, 02/15/20Δ	$50,000	$56,450
Calpine Corporation
7.88%, 01/15/23 144A	542,000	588,070
Catholic Health Initiatives
4.35%, 11/01/42	40,000	36,662
CBRE Services, Inc.
5.25%, 03/15/25	400,000	415,000
CCO Holdings LLC
7.00%, 01/15/19Δ	168,000	174,720
5.38%, 05/01/25 144AΔ	280,000	273,350
Chesapeake Energy Corporation
3.53%, 04/15/19†	850,000	779,875
6.13%, 02/15/21Δ	220,000	207,900
5.75%, 03/15/23Δ	470,000	427,700
CHS/Community Health Systems, Inc.
8.00%, 11/15/19	100,000	105,625
Chubb Corporation
6.38%, 03/29/67†Δ	375,000	394,313
Cimarex Energy Co.
4.38%, 06/01/24	75,000	74,451
CIT Group, Inc.
4.25%, 08/15/17Δ	1,100,000	1,119,250
Citigroup, Inc.
5.50%, 02/15/17	1,160,000	1,232,898
6.13%, 11/21/17	1,205,000	1,326,207
3.50%, 05/15/23Δ	220,000	215,158
3.88%, 10/25/23Δ	1,100,000	1,124,558
3.75%, 06/16/24	300,000	302,348
4.40%, 06/10/25	450,000	449,217
5.50%, 09/13/25	290,000	314,048
4.30%, 11/20/26Δ	1,600,000	1,567,994
6.63%, 06/15/32	50,000	59,346
6.68%, 09/13/43	10,000	12,154
5.35%, 04/29/49†Δ	180,000	169,695
8.40%, 04/29/49†	300,000	342,000
5.95%, 07/29/49†Δ	170,000	167,662
5.80%, 11/29/49†Δ	1,700,000	1,706,375
5.88%, 12/29/49†Δ	175,000	175,604
5.95%, 12/29/49†	690,000	666,850
6.30%, 12/29/49†Δ	50,000	48,875
Clean Harbors, Inc.
5.25%, 08/01/20Δ	195,000	198,900
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	760,000	732,544
Comcast Corporation
5.70%, 05/15/18	1,250,000	1,391,085
3.38%, 08/15/25Δ	270,000	266,777
6.95%, 08/15/37	70,000	91,180
6.55%, 07/01/39	30,000	37,689
6.40%, 03/01/40Δ	120,000	149,212
Compass Bank
2.75%, 09/29/19	375,000	373,856
5.50%, 04/01/20	300,000	327,786
ConAgra Foods, Inc.
3.20%, 01/25/23Δ	450,000	421,223
Concho Resources, Inc.
5.50%, 10/01/22Δ	170,000	170,000
5.50%, 04/01/23	70,000	70,350
ConocoPhillips Co.
3.35%, 11/15/24Δ	330,000	326,941

	Par	Value
4.15%, 11/15/34Δ	$175,000	$169,588
ConocoPhillips Holding Co.
6.95%, 04/15/29	220,000	281,798
Continental Airlines 1998-1 Class A Pass Through Trust
6.65%, 03/15/19	81,155	83,736
Continental Resources, Inc.
5.00%, 09/15/22	10,000	9,819
3.80%, 06/01/24Δ	125,000	114,311
Crown Castle International Corporation REIT
5.25%, 01/15/23	525,000	530,775
CVS Health Corporation
4.13%, 05/15/21	250,000	267,753
2.75%, 12/01/22	500,000	482,812
4.00%, 12/05/23	400,000	413,913
CVS Pass-Through Trust
6.94%, 01/10/30	723,595	861,190
Daimler Finance North America LLC
1.30%, 07/31/15 144A	640,000	640,296
DaVita HealthCare Partners, Inc.
5.13%, 07/15/24Δ	230,000	226,550
5.00%, 05/01/25	390,000	376,350
DDR Corporation REIT
4.63%, 07/15/22	400,000	420,624
Delta Air Lines 2007-1 Class A Pass Through Trust
6.82%, 02/10/24	302,562	347,190
Depository Trust & Clearing Corporation
4.88%, 12/29/49 144A†@	750,000	748,125
Devon Energy Corporation
3.25%, 05/15/22	115,000	113,835
5.60%, 07/15/41	340,000	357,193
4.75%, 05/15/42Δ	205,000	196,337
5.00%, 06/15/45	420,000	416,225
Devon Financing Corporation LLC
7.88%, 09/30/31	60,000	77,534
DIRECTV Holdings LLC
3.80%, 03/15/22	550,000	553,976
4.45%, 04/01/24	150,000	153,767
3.95%, 01/15/25Δ	575,000	564,845
Discover Bank
3.10%, 06/04/20	250,000	250,034
Discover Financial Services
3.75%, 03/04/25	450,000	430,531
DISH DBS Corporation
5.88%, 07/15/22	360,000	353,700
5.88%, 11/15/24Δ	170,000	163,731
Duke Energy Corporation
3.75%, 04/15/24	200,000	204,153
Dynegy Finance I, Inc.
6.75%, 11/01/19 144AΔ	1,100,000	1,150,050
Eagle Spinco, Inc.
4.63%, 02/15/21Δ	210,000	204,488
Eastman Chemical Co.
3.80%, 03/15/25	425,000	425,103
Eaton Corporation
1.50%, 11/02/17	120,000	119,986
2.75%, 11/02/22	710,000	691,701
4.15%, 11/02/42Δ	200,000	185,238

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Ecolab, Inc.
3.00%, 12/08/16Δ	$275,000	$281,527
4.35%, 12/08/21	100,000	108,036
5.50%, 12/08/41	175,000	191,879
Education Realty Operating Partnership LP REIT
4.60%, 12/01/24	625,000	630,514
EMD Finance LLC
2.95%, 03/19/22 144A	750,000	735,196
Energy Transfer Partners LP
5.20%, 02/01/22	85,000	89,117
3.60%, 02/01/23Δ	75,000	71,141
Enterprise Products Operating LLC
3.35%, 03/15/23	60,000	58,696
3.75%, 02/15/25	60,000	58,922
5.70%, 02/15/42	60,000	64,082
8.38%, 08/01/66†Δ	475,000	498,750
7.03%, 01/15/68†Δ	475,000	511,812
ERP Operating LP REIT
4.63%, 12/15/21	250,000	273,089
Exelon Corporation
5.63%, 06/15/35	415,000	446,479
Express Scripts Holding Co.
2.65%, 02/15/17Δ	250,000	254,578
Family Tree Escrow LLC
5.25%, 03/01/20 144AΔ	150,000	157,688
5.75%, 03/01/23 144AΔ	60,000	63,000
First Data Corporation
6.75%, 11/01/20 144AΔ	490,000	519,096
First Niagara Financial Group, Inc.
6.75%, 03/19/20	250,000	275,578
FirstEnergy Corporation
2.75%, 03/15/18Δ	120,000	121,844
4.25%, 03/15/23	490,000	493,839
7.38%, 11/15/31	770,000	940,553
Fiserv, Inc.
2.70%, 06/01/20	350,000	349,727
Florida Power & Light Co.
3.80%, 12/15/42	525,000	491,100
Ford Motor Co.
4.75%, 01/15/43Δ	100,000	97,327
Ford Motor Credit Co., LLC
8.00%, 12/15/16Δ	1,300,000	1,417,211
5.00%, 05/15/18	225,000	242,057
5.88%, 08/02/21	575,000	655,459
Freeport-McMoran Oil & Gas LLC
6.50%, 11/15/20	46,000	48,760
6.88%, 02/15/23Δ	62,000	66,650
Freeport-McMoRan, Inc.
4.00%, 11/14/21Δ	390,000	383,502
3.55%, 03/01/22Δ	20,000	18,539
5.40%, 11/14/34	500,000	432,542
GE Capital Trust
6.38%, 11/15/67†Δ	321,000	343,630
General Electric Capital Corporation
1.63%, 07/02/15	810,000	810,000
8.50%, 04/06/18(M)	2,000,000	140,251
6.00%, 08/07/19	1,050,000	1,200,905
4.38%, 09/16/20Δ	690,000	751,874
5.30%, 02/11/21	360,000	405,093
4.65%, 10/17/21	140,000	153,518

	Par	Value
3.15%, 09/07/22	$800,000	$803,994
6.15%, 08/07/37	25,000	31,146
5.88%, 01/14/38	250,000	299,606
6.88%, 01/10/39	30,000	40,360
General Electric Co.
4.50%, 03/11/44	100,000	101,805
General Motors Co.
6.25%, 10/02/43	50,000	55,973
General Motors Financial Co., Inc.
2.75%, 05/15/16	90,000	91,095
3.25%, 05/15/18Δ	320,000	327,501
3.50%, 07/10/19Δ	325,000	332,189
3.45%, 04/10/22	40,000	39,253
4.25%, 05/15/23Δ	40,000	40,542
Gilead Sciences, Inc.
3.70%, 04/01/24Δ	340,000	347,802
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18Δ	380,000	424,284
Glencore Funding LLC
2.50%, 01/15/19 144A	400,000	395,843
2.88%, 04/16/20 144A	800,000	785,005
Goldman Sachs Capital II
4.00%, 12/29/49†	60,000	45,825
Goldman Sachs Group, Inc.
5.95%, 01/18/18	1,000,000	1,099,676
1.37%, 11/15/18†	3,800,000	3,836,814
5.38%, 03/15/20	200,000	222,844
6.00%, 06/15/20Δ	540,000	617,473
5.25%, 07/27/21	560,000	622,378
4.00%, 03/03/24Δ	900,000	916,704
3.85%, 07/08/24	150,000	150,040
6.75%, 10/01/37	440,000	517,685
6.25%, 02/01/41	750,000	889,490
5.15%, 05/22/45	90,000	87,150
HCA, Inc.
6.50%, 02/15/16Δ	686,000	708,720
7.69%, 06/15/25	250,000	285,000
HCP, Inc. REIT
6.00%, 01/30/17	300,000	320,147
2.63%, 02/01/20	300,000	297,291
HD Supply, Inc.
5.25%, 12/15/21 144A	200,000	203,500
Hess Corporation
8.13%, 02/15/19	110,000	130,333
Hewlett-Packard Co.
3.00%, 09/15/16	300,000	306,184
2.60%, 09/15/17	300,000	305,588
2.75%, 01/14/19	375,000	379,386
HJ Heinz Co.
2.80%, 07/02/20 144A	250,000	250,480
4.25%, 10/15/20Δ	20,000	20,425
4.88%, 02/15/25 144A	40,000	43,650
3.95%, 07/15/25 144A	650,000	654,922
5.00%, 07/15/35 144A	150,000	152,276
Humana, Inc.
7.20%, 06/15/18Δ	480,000	552,671
3.15%, 12/01/22	70,000	67,629
4.63%, 12/01/42	60,000	57,538
Hyundai Capital America
2.13%, 10/02/17 144AΔ	130,000	131,338
ILFC E-Capital Trust
6.25%, 12/21/65 144A†	280,000	277,200

See Notes to Financial Statements.

	Par	Value
International Lease Finance Corporation
6.75%, 09/01/16 144A	$990,000	$1,043,212
8.88%, 09/01/17	100,000	112,000
7.13%, 09/01/18 144A	1,975,000	2,207,062
8.63%, 01/15/22Δ	250,000	305,938
John Deere Capital Corporation
2.25%, 04/17/19	160,000	161,525
1.70%, 01/15/20Δ	80,000	78,381
JPMorgan Chase & Co.
5.15%, 10/01/15	960,000	968,945
0.83%, 04/25/18†Δ	2,200,000	2,202,677
2.25%, 01/23/20	1,700,000	1,671,639
4.40%, 07/22/20Δ	980,000	1,056,548
4.35%, 08/15/21	70,000	74,988
4.50%, 01/24/22	700,000	750,812
3.38%, 05/01/23	190,000	184,807
3.88%, 09/10/24	1,070,000	1,054,793
4.95%, 06/01/45	400,000	390,319
5.30%, 12/29/49†Δ	1,450,000	1,442,895
Kerr-McGee Corporation
6.95%, 07/01/24	290,000	350,232
7.88%, 09/15/31	280,000	359,530
Kimberly-Clark Corporation
3.70%, 06/01/43Δ	500,000	458,478
Kinder Morgan, Inc.
7.00%, 06/15/17	710,000	772,453
5.05%, 02/15/46	225,000	195,805
KKR & Co. LP
0.06%, 02/01/43 144A	30,000	30,366
Kraft Foods Group, Inc.
5.38%, 02/10/20	223,000	249,166
3.50%, 06/06/22Δ	320,000	321,274
Kroger Co.
6.15%, 01/15/20Δ	360,000	414,640
Laredo Petroleum, Inc.
6.25%, 03/15/23Δ	100,000	102,250
Lehman Escrow Bonds
0.00%, 07/19/17+Ω†#	150,000	—
0.00%, 12/28/47+Ω†#	140,000	—
0.00%, 11/30/49+Ω†#	2,330,000	—
0.00%, 12/31/99Ω†#@	5,700,000	286,500
Liberty Property LP REIT
4.75%, 10/01/20	575,000	620,285
M&T Bank Corporation
6.88%, 12/29/49	750,000	766,875
MarkWest Energy Partners LP
4.88%, 12/01/24	320,000	314,400
MDC Holdings, Inc.
5.63%, 02/01/20	325,000	342,875
5.50%, 01/15/24Δ	250,000	246,875
6.00%, 01/15/43	175,000	147,875
Medtronic, Inc.
2.50%, 03/15/20 144A	125,000	125,291
4.45%, 03/15/20Δ	300,000	327,451
3.15%, 03/15/22 144A	300,000	301,615
3.50%, 03/15/25 144A	2,530,000	2,524,452
4.63%, 03/15/45 144A	300,000	304,442
MetLife Capital Trust
7.88%, 12/15/67 144A	300,000	377,550
MetLife, Inc.
4.75%, 02/08/21	270,000	298,443
6.40%, 12/15/66	50,000	55,000

	Par	Value
Mondelez International, Inc.
4.00%, 02/01/24Δ	$450,000	$466,899
Morgan Stanley
0.73%, 10/18/16†	340,000	339,672
4.75%, 03/22/17	60,000	63,312
6.63%, 04/01/18	700,000	785,738
5.50%, 07/24/20	250,000	280,556
3.88%, 04/29/24	275,000	278,240
3.70%, 10/23/24Δ	1,475,000	1,470,748
4.30%, 01/27/45	200,000	187,334
5.55%, 12/29/49†Δ	425,000	422,450
Murray Energy Corporation
11.25%, 04/15/21 144AΔ	550,000	463,375
Navient Corporation
8.45%, 06/15/18Δ	300,000	334,140
NBCUniversal Media LLC
2.88%, 01/15/23	750,000	729,082
NCUA Guaranteed Notes
3.00%, 06/12/19	300,000	315,720
Nielsen Finance LLC
4.50%, 10/01/20Δ	300,000	299,625
Noble Energy, Inc.
4.15%, 12/15/21Δ	620,000	646,776
Northwestern Mutual Life Insurance Co.
6.06%, 03/30/40 144A	500,000	599,130
Occidental Petroleum Corporation
3.13%, 02/15/22Δ	100,000	100,336
2.70%, 02/15/23Δ	20,000	19,360
Omnicare, Inc.
4.75%, 12/01/22	60,000	63,900
Oracle Corporation
1.20%, 10/15/17Δ	470,000	470,159
2.50%, 05/15/22Δ	375,000	364,469
Pacific Gas & Electric Co.
8.25%, 10/15/18	130,000	155,973
6.05%, 03/01/34	550,000	663,178
5.80%, 03/01/37	210,000	243,722
Penn Virginia Resource Partners LP
8.38%, 06/01/20	300,000	325,875
Penske Truck Leasing Co. LP
3.05%, 01/09/20 144A@Δ	575,000	578,168
PepsiCo, Inc.
0.70%, 08/13/15Δ	520,000	520,207
7.90%, 11/01/18Δ	140,000	167,238
PNC Preferred Funding Trust
1.51%, 03/29/49 144A†	600,000	541,500
Principal Life Global Funding
2.38%, 09/11/19 144A@	2,900,000	2,913,253
Private Export Funding Corporation
5.45%, 09/15/17	1,600,000	1,755,509
Progress Energy, Inc.
7.75%, 03/01/31Δ	350,000	473,525
Prudential Financial, Inc.
5.38%, 05/15/45†Δ	250,000	246,875
Puget Sound Energy, Inc.
6.97%, 06/01/67†Δ	200,000	184,026
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15	98,000	98,248
QEP Resources, Inc.
5.25%, 05/01/23	80,000	77,000

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
QUALCOMM, Inc.
3.00%, 05/20/22Δ	$525,000	$521,924
Range Resources Corporation
5.00%, 03/15/23Δ	310,000	305,350
4.88%, 05/15/25 144A	30,000	29,255
Raytheon Co.
3.13%, 10/15/20Δ	200,000	207,378
Regency Energy Partners LP
4.50%, 11/01/23	310,000	300,700
Reliance Standard Life Global Funding
2.50%, 01/15/20 144A	475,000	472,645
Rensselaer Polytechnic Institute
5.60%, 09/01/20	675,000	768,106
Roche Holdings, Inc.
6.00%, 03/01/19 144A	114,000	129,792
3.35%, 09/30/24 144A	1,700,000	1,718,239
Rock-Tenn Co.
3.50%, 03/01/20	150,000	154,637
4.00%, 03/01/23	30,000	30,546
Roper Industries, Inc.
2.05%, 10/01/18Δ	375,000	374,342
Sally Holdings LLC
6.88%, 11/15/19	100,000	105,000
Santander Bank NA
2.00%, 01/12/18	450,000	450,209
Santander Holdings USA, Inc.
3.00%, 09/24/15	300,000	300,838
Select Income REIT
2.85%, 02/01/18	75,000	76,058
3.60%, 02/01/20	125,000	127,934
4.15%, 02/01/22Δ	175,000	173,589
Senior Housing Properties Trust REIT
3.25%, 05/01/19	250,000	250,404
SESI LLC
7.13%, 12/15/21	80,000	85,200
Southern Copper Corporation
5.25%, 11/08/42Δ	760,000	663,358
Southern Natural Gas Co. LLC
8.00%, 03/01/32Δ	400,000	476,001
Springleaf Finance Corporation
5.40%, 12/01/15Δ	100,000	101,125
Sprint Capital Corporation
8.75%, 03/15/32Δ	120,000	117,000
Sprint Communications, Inc.
9.00%, 11/15/18 144A	80,000	90,541
Sprint Corporation
7.25%, 09/15/21Δ	40,000	39,100
7.63%, 02/15/25Δ	850,000	803,250
State Street Corporation
4.96%, 03/15/18	480,000	516,317
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24Δ	100,000	97,279
SunTrust Banks, Inc.
3.60%, 04/15/16Δ	300,000	305,735
Synchrony Financial
3.00%, 08/15/19Δ	375,000	378,025
2.70%, 02/03/20	200,000	197,774
4.25%, 08/15/24	200,000	201,227
Sysco Corporation
3.50%, 10/02/24	950,000	959,500
4.50%, 10/02/44	225,000	227,250

	Par	Value
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	$540,000	$677,496
4.90%, 09/15/44 144AΔ	660,000	674,618
Tennessee Gas Pipeline Co. LLC
7.50%, 04/01/17Δ	250,000	273,125
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21Δ	160,000	163,081
5.30%, 02/01/44Δ	30,000	31,826
Time Warner Cable, Inc.
5.00%, 02/01/20Δ	175,000	189,126
4.13%, 02/15/21Δ	500,000	516,841
7.30%, 07/01/38	100,000	113,002
5.88%, 11/15/40	330,000	320,517
Time Warner, Inc.
4.70%, 01/15/21	10,000	10,819
7.70%, 05/01/32	610,000	803,391
6.10%, 07/15/40	140,000	157,981
6.25%, 03/29/41	40,000	45,927
Time Warner Entertainment Co. LP
8.38%, 07/15/33	390,000	479,906
Toyota Motor Credit Corporation
1.25%, 10/05/17	520,000	521,499
Transatlantic Holdings, Inc.
8.00%, 11/30/39	200,000	259,619
Tyson Foods, Inc.
5.15%, 08/15/44Δ	60,000	61,931
United Airline 1995 Pass Through Trust
9.56%, 10/19/18	107,870	183
United Airline 2009-2A Pass Through Trust
9.75%, 07/15/18	80,729	87,793
United Technologies Corporation
4.50%, 06/01/42	250,000	254,569
UnitedHealth Group, Inc.
1.63%, 03/15/19Δ	170,000	168,058
Univision Communications, Inc.
6.75%, 09/15/22 144A	334,000	354,458
Valero Energy Corporation
3.65%, 03/15/25Δ	325,000	316,649
Verizon Communications, Inc.
1.82%, 09/15/16†	1,200,000	1,215,127
2.04%, 09/14/18†Δ	400,000	414,139
2.63%, 02/21/20	1,056,000	1,054,767
4.50%, 09/15/20	975,000	1,052,988
3.45%, 03/15/21Δ	130,000	132,683
2.45%, 11/01/22Δ	10,000	9,403
5.15%, 09/15/23	985,000	1,080,236
4.15%, 03/15/24Δ	925,000	951,116
6.40%, 09/15/33	459,000	527,464
6.55%, 09/15/43	2,179,000	2,557,769
4.67%, 03/15/55 144A@	247,000	215,772
Voya Financial, Inc.
2.90%, 02/15/18	60,000	61,610
5.70%, 07/15/43Δ	500,000	562,386
Wachovia Capital Trust
5.57%, 03/29/49†Δ	580,000	574,200
Walgreen Co.
1.80%, 09/15/17Δ	300,000	301,351

See Notes to Financial Statements.

	Par	Value
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19	$425,000	$425,996
3.80%, 11/18/24	325,000	318,919
Waste Management, Inc.
3.50%, 05/15/24	150,000	150,482
7.38%, 05/15/29	140,000	190,670
WEA Finance LLC
3.75%, 09/17/24 144AΔ	400,000	396,100
Wells Fargo & Co.
3.68%, 06/15/16 STEP	290,000	297,939
4.60%, 04/01/21Δ	70,000	76,742
3.45%, 02/13/23Δ	200,000	199,115
4.48%, 01/16/24	2,196,000	2,314,279
4.10%, 06/03/26	440,000	442,434
5.38%, 11/02/43	190,000	203,321
4.65%, 11/04/44	90,000	86,467
3.90%, 05/01/45	40,000	36,089
5.88%, 12/29/49†	900,000	922,545
Wells Fargo Capital X
5.95%, 12/01/86Δ	140,000	143,010
West Corporation
5.38%, 07/15/22 144AΔ	200,000	187,000
Western Gas Partners LP
3.95%, 06/01/25	225,000	216,823
Williams Cos., Inc.
7.50%, 01/15/31	10,000	10,970
7.75%, 06/15/31Δ	25,000	27,970
8.75%, 03/15/32	451,000	548,224
Williams Partners LP
4.88%, 05/15/23Δ	60,000	59,280
3.90%, 01/15/25	500,000	472,268
Wm. Wrigley Jr. Co.
2.40%, 10/21/18 144A	60,000	60,899
2.90%, 10/21/19 144AΔ	230,000	234,423
3.38%, 10/21/20 144AΔ	70,000	72,220

Total Corporate Bonds (Cost $175,628,390)		178,225,698

FOREIGN BONDS — 13.8%
Australia — 0.6%
Australia & New Zealand Banking Group, Ltd.
4.50%, 03/19/24 144A	275,000	277,024
BHP Billiton Finance (USA), Ltd.
3.25%, 11/21/21	920,000	935,825
5.00%, 09/30/43	220,000	229,243
CNOOC Finance 2015 Australia Proprietary, Ltd.
2.63%, 05/05/20	2,500,000	2,470,095
Commonwealth Bank of Australia
1.25%, 09/18/15	320,000	320,500
5.00%, 10/15/19 144A	50,000	55,756
FMG Resources August 2006 Proprietary, Ltd.
9.75%, 03/01/22 144AΔ	490,000	507,150
Macquarie Bank, Ltd.
2.60%, 06/24/19 144A	50,000	50,326
6.63%, 04/07/21 144A@	375,000	430,053
Rio Tinto Finance USA, Ltd.
2.50%, 05/20/16Δ	30,000	30,530
3.50%, 11/02/20Δ	500,000	521,546
3.75%, 09/20/21Δ	10,000	10,378

		5,838,426

	Par	Value
Austria — 0.0%
Sappi Papier Holding GmbH
7.75%, 07/15/17 144A@Δ	$225,000	$241,875

Bermuda — 0.1%
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	226,258
Digicel, Ltd.
6.75%, 03/01/23 144AΔ	300,000	294,840
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15	150,000	152,178
Weatherford International, Ltd.
9.63%, 03/01/19	165,000	192,801

		866,077

Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/17(B)	3,249,000	995,471
Brazilian Government International Bond
4.25%, 01/07/25Δ	400,000	386,700

		1,382,171

Canada — 0.4%
Bank of Nova Scotia
1.65%, 10/29/15 144A	300,000	301,177
Barrick Gold Corporation
3.85%, 04/01/22Δ	130,000	126,185
4.10%, 05/01/23Δ	230,000	224,476
Canadian Imperial Bank of Commerce
2.60%, 07/02/15 144A	400,000	400,000
Enbridge, Inc.
3.50%, 06/10/24	150,000	140,366
Glencore Finance Canada, Ltd.
2.05%, 10/23/15 144A	390,000	391,028
5.80%, 11/15/16 144A	80,000	84,232
2.70%, 10/25/17 144A	360,000	363,935
MEG Energy Corporation
6.38%, 01/30/23 144A	350,000	325,500
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20Δ	110,000	121,303
TransCanada PipeLines, Ltd.
6.35%, 05/15/67†Δ	400,000	381,000
Valeant Pharmaceuticals International, Inc.
5.88%, 05/15/23 144AΔ	150,000	154,125
6.13%, 04/15/25 144AΔ	350,000	360,938
Videotron, Ltd.
5.00%, 07/15/22Δ	300,000	300,375

		3,674,640

Cayman Islands — 0.2%
Brazil Minas SPE
5.33%, 02/15/28	470,000	446,500
Shelf Drilling Holdings, Ltd.
8.63%, 11/01/18 144AΔ	70,000	62,650
Transocean, Inc.
5.55%, 12/15/16	130,000	135,033
6.50%, 11/15/20Δ	100,000	93,125
Vale Overseas, Ltd.
4.38%, 01/11/22Δ	392,000	383,945

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
8.25%, 01/17/34Δ	$80,000	$89,313
6.88%, 11/21/36Δ	511,000	496,595

		1,707,161

Chile — 0.0%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22Δ	240,000	250,850
Chile Government International Bond
3.63%, 10/30/42	160,000	144,200

		395,050

Colombia — 0.2%
Colombia Government International Bond
4.00%, 02/26/24Δ	394,000	393,015
5.63%, 02/26/44	710,000	718,875
Ecopetrol SA
5.38%, 06/26/26Δ	380,000	376,675
5.88%, 05/28/45	290,000	257,375

		1,745,940

Costa Rica — 0.0%
Costa Rica Government International Bond
7.00%, 04/04/44	200,000	194,500

Croatia (Hrvatska) — 0.0%
Croatia Government International Bond
5.50%, 04/04/23Δ	200,000	206,626

Dominican Republic — 0.0%
Dominican Republic Bond
0.10%, 03/04/22(V)	800,000	18,446
0.11%, 07/06/29(V)	700,000	16,547
Dominican Republic International Bond
14.50%, 02/10/23(V)	1,300,000	35,118
7.45%, 04/30/44 144AΔ	320,000	351,200

		421,311

France — 1.1%
BNP Paribas SA
2.38%, 09/14/17	270,000	274,190
BPCE SA
4.63%, 07/11/24 144A	700,000	685,780
4.50%, 03/15/25 144AΔ	1,300,000	1,259,545
Credit Agricole SA
4.38%, 03/17/25 144A	1,060,000	1,017,515
7.88%, 01/29/49 144A†Δ	1,600,000	1,649,829
8.38%, 10/29/49 144A†	720,000	838,800
Dexia Credit Local SA
0.66%, 11/07/16 144A†	3,200,000	3,210,199
Societe Generale SA
4.25%, 04/14/25 144A@Δ	1,400,000	1,318,947

		10,254,805

Germany — 0.4%
Bundesrepublik Deutschland
4.25%, 07/04/39(E)Δ	1,900,000	3,281,773
4.75%, 07/04/40(E)	100,000	186,211
2.50%, 07/04/44(E)	200,000	272,177

		3,740,161

	Par	Value
Greece — 0.1%
Hellenic Railways Organization SA
4.03%, 03/17/17(E)	$700,000	$417,512
5.01%, 12/27/17(E)	100,000	59,645

		477,157

Guernsey — 0.2%
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/25 144A	1,100,000	1,061,070
4.88%, 05/15/45 144A	350,000	338,058

		1,399,128

Iceland — 0.0%
Glitnir HF
6.69%, 06/15/16+ 144A#Δ	1,000,000	10
7.45%, 03/29/49+ 144A#	100,000	1
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	350,000	3

		14

India — 0.1%
Bharti Airtel, Ltd.
4.38%, 06/10/25 144AΔ	530,000	523,204

Indonesia — 0.1%
Indonesia Government International Bond
4.88%, 05/05/21	770,000	819,126
7.75%, 01/17/38	100,000	127,750

		946,876

Ireland — 0.4%
Depfa ACS Bank
4.88%, 10/28/15	3,300,000	3,346,484

Israel — 0.3%
Israel Government AID Bond
5.50%, 09/18/23	1,200,000	1,453,830
5.50%, 12/04/23Δ	200,000	243,115
5.50%, 04/26/24	500,000	610,955

		2,307,900

Italy — 1.2%
Intesa Sanpaolo SpA
3.63%, 08/12/15 144A	290,000	290,726
1.66%, 04/11/16†	1,700,000	1,704,020
2.38%, 01/13/17	400,000	402,115
3.88%, 01/16/18	1,200,000	1,239,544
5.02%, 06/26/24 144AΔ	975,000	948,942
Italy Buoni Poliennali Del Tesoro
4.50%, 03/01/24(E)	100,000	131,548
3.75%, 09/01/24(E)	4,790,000	5,985,460

		10,702,355

Japan — 0.1%
Resona Bank, Ltd.
5.85%, 09/29/49 144A†@	250,000	258,125
Sumitomo Mitsui Banking Corporation
3.15%, 07/22/15 144AΔ	330,000	330,385
Sumitomo Mitsui Financial Group, Inc.
4.44%, 04/02/24 144A	550,000	562,760

		1,151,270

See Notes to Financial Statements.

	Par	Value
Jersey — 0.0%
UBM PLC
5.75%, 11/03/20 144A	$230,000	$248,478

Jordan — 0.1%
Hashemite Kingdom of Jordan Government AID Bond
2.50%, 10/30/20	1,200,000	1,239,004

Luxembourg — 0.1%
Altice Financing SA
6.63%, 02/15/23 144AΔ	400,000	398,120
Intelsat Jackson Holdings SA
7.50%, 04/01/21Δ	500,000	496,250

		894,370

Mexico — 1.8%
America Movil SAB de CV
5.63%, 11/15/17Δ	370,000	406,038
6.00%, 06/09/19(M)	3,030,000	193,955
5.00%, 03/30/20Δ	240,000	265,968
Mexican Bonos
8.00%, 06/11/20(M)	16,940,600	1,210,140
6.50%, 06/10/21(M)	1,625,000	108,174
6.50%, 06/09/22(M)	22,995,700	1,519,369
8.00%, 12/07/23(M)	1,761,600	126,875
10.00%, 12/05/24(M)	14,240,000	1,162,348
7.50%, 06/03/27(M)	1,334,300	93,472
8.50%, 05/31/29(M)	964,000	73,226
7.75%, 11/13/42(M)	45,505,200	3,234,333
Mexico Cetes
0.00%, 07/02/15(M)Ω†	69,247,800	440,503
0.00%, 07/16/15(M)Ω†	14,320,500	90,992
0.00%, 07/23/15(M)Ω†	33,421,900	212,237
0.00%, 08/20/15(M)Ω†	32,487,800	205,830
0.00%, 08/27/15(M)Ω†	33,339,500	211,103
0.00%, 09/10/15(M)Ω†	22,607,700	142,949
0.00%, 09/17/15(M)Ω†	180,474,800	1,140,456
0.00%, 09/24/15(M)Ω	7,103,100	44,853
0.00%, 10/01/15(M)Ω†	223,593,200	1,411,237
Mexico Government International Bond
6.05%, 01/11/40	134,000	152,760
4.75%, 03/08/44	1,498,000	1,430,590
5.55%, 01/21/45	1,210,000	1,291,675
4.60%, 01/23/46	200,000	185,750
Petroleos Mexicanos
5.50%, 01/21/21Δ	190,000	206,530
6.63%, 06/15/35	159,000	170,528
5.50%, 06/27/44 144A	170,000	157,250
6.38%, 01/23/45	590,000	608,438
Trust F/1401 REIT
5.25%, 12/15/24 144A	200,000	209,000

		16,706,579

Morocco & Antilles — 0.1%
OCP SA
4.50%, 10/22/25 144A	450,000	429,187

Netherlands — 1.1%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.63%, 12/01/23	400,000	413,400
8.38%, 07/29/49†	100,000	104,747
11.00%, 12/29/49 144A†	487,000	619,099

	Par	Value
Deutsche Telekom International Finance BV
5.75%, 03/23/16Δ	$510,000	$527,289
ING Bank NV
5.80%, 09/25/23 144A	340,000	371,859
4.13%, 11/21/23†	600,000	617,269
ING Groep NV
6.00%, 12/29/49†	375,000	371,692
Majapahit Holding BV
7.75%, 01/20/20	240,000	278,100
Petrobras Global Finance BV
3.88%, 01/27/16	200,000	201,104
1.90%, 05/20/16†Δ	300,000	296,307
6.13%, 10/06/16	271,000	279,130
2.64%, 03/17/17†Δ	2,500,000	2,461,750
3.25%, 03/17/17	200,000	197,722
2.42%, 01/15/19†	300,000	278,100
5.75%, 01/20/20Δ	635,000	630,771
5.38%, 01/27/21Δ	1,230,000	1,186,089
6.25%, 03/17/24	380,000	367,829
6.85%, 06/05/15Δ	350,000	288,001
Royal Bank of Scotland NV
4.65%, 06/04/18Δ	130,000	136,537
Shell International Finance BV
4.38%, 03/25/20	320,000	350,703
4.13%, 05/11/35	140,000	137,508
4.38%, 05/11/45	230,000	227,965

		10,342,971

New Zealand — 0.0%
ANZ New Zealand International, Ltd.
1.85%, 10/15/15 144A	220,000	220,826

Norway — 0.1%
Kommunalbanken AS
1.00%, 09/26/17 144A	500,000	499,627

Peru — 0.0%
Peruvian Government International Bond
6.55%, 03/14/37	160,000	200,000
5.63%, 11/18/50	100,000	112,000

		312,000

Poland — 0.7%
Poland Government Bond
3.25%, 07/25/25(P)	19,080,000	5,068,775
Poland Government International Bond
4.00%, 01/22/24	980,000	1,030,225

		6,099,000

Russia — 0.1%
Russian Foreign Bond
4.50%, 04/04/22	400,000	393,500
7.50%, 03/31/30 STEPΔ	299,375	351,463
Russian Foreign Bond
7.50%, 03/31/30 STEP 144A	168,750	198,110

		943,073

South Africa — 0.1%
South Africa Government International Bond
5.88%, 09/16/25Δ	860,000	955,326

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
South Korea — 0.4%
Hyundai Capital Services, Inc.
4.38%, 07/27/16 144A	$3,400,000	$3,509,436

Spain — 0.0%
Santander US Debt SA Unipersonal
3.78%, 10/07/15 144A	100,000	100,698
Telefonica Emisiones SA Unipersonal
6.42%, 06/20/16	90,000	94,126
6.22%, 07/03/17	20,000	21,749
5.88%, 07/15/19	70,000	79,156

		295,729

Supranational — 0.0%
Inter-American Development Bank
1.00%, 02/27/18	400,000	396,825

Sweden — 0.2%
Nordea Bank AB
4.88%, 05/13/21 144A	640,000	693,720
Stadshypotek AB
1.88%, 10/02/19 144AΔ	900,000	901,173

		1,594,893

Switzerland — 0.8%
Credit Suisse
0.59%, 03/11/16†	1,700,000	1,699,538
1.38%, 05/26/17	1,500,000	1,499,306
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	246,625
Credit Suisse Group AG
7.50%, 12/29/49 144A†	525,000	548,234
UBS AG
0.84%, 06/01/17†	2,700,000	2,694,111
1.14%, 06/01/20†Δ	1,000,000	997,136

		7,684,950

Turkey — 0.3%
Turkey Government International Bond
5.63%, 03/30/21	160,000	173,264
6.25%, 09/26/22	820,000	914,251
5.75%, 03/22/24	410,000	445,875
Turkish Airlines 2015-1 Class A Pass Through Trust
4.20%, 03/15/27 144A	1,600,000	1,592,000

		3,125,390

United Kingdom — 1.7%
Aire Valley Mortgages PLC
0.29%, 09/20/66(E)†	398,737	432,376
Bank of Scotland PLC
5.25%, 02/21/17 144A	100,000	107,243
Barclays Bank PLC
6.05%, 12/04/17 144AΔ	230,000	250,532
2.50%, 02/20/19	300,000	302,157
Barclays PLC
4.38%, 09/11/24	350,000	336,223
6.50%, 12/29/49(E)†	800,000	890,455
BP Capital Markets PLC
3.56%, 11/01/21	30,000	31,161
3.51%, 03/17/25Δ	390,000	385,074

	Par	Value
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	$350,000	$347,256
HSBC Bank PLC
4.75%, 01/19/21 144A	200,000	220,608
HSBC Holdings PLC
4.25%, 03/14/24Δ	240,000	242,834
6.50%, 09/15/37	1,000,000	1,210,547
6.38%, 12/29/49†	1,700,000	1,708,250
LBG Capital No.1 PLC
8.00%, 12/31/66 144A	300,000	344,250
Lloyds Bank PLC
2.30%, 11/27/18	275,000	278,133
12.00%, 12/29/49 144A†@	1,600,000	2,300,000
Lloyds Banking Group PLC
4.50%, 11/04/24Δ	240,000	240,595
NRAM PLC
5.63%, 06/22/17 144A	1,400,000	1,527,505
Paragon Mortgages No. 15 PLC
0.23%, 12/15/39(E)†	1,189,110	1,244,868
Royal Bank of Scotland PLC
9.50%, 03/16/22†	175,000	193,423
Royal Bank of Scotland Group PLC
2.55%, 09/18/15	560,000	561,594
6.40%, 10/21/19Δ	160,000	178,973
6.13%, 12/15/22	180,000	194,112
6.00%, 12/19/23	410,000	434,883
5.13%, 05/28/24	280,000	280,154
7.64%, 03/29/49†	100,000	107,350
Standard Chartered PLC
5.70%, 03/26/44 144A	680,000	707,881
Virgin Media Finance PLC
6.00%, 10/15/24 144AΔ	600,000	611,250

		15,669,687

Virgin Islands (British) — 0.5%
Sinopec Group Overseas Development 2012, Ltd.
2.75%, 05/17/17 144A	230,000	234,177
Sinopec Group Overseas Development 2014, Ltd.
1.05%, 04/10/17 144A†	3,200,000	3,197,446
4.38%, 04/10/24 144A	750,000	788,622

		4,220,245

Total Foreign Bonds (Cost $130,300,078)		126,910,727

FOREIGN GOVERNMENT INFLATION-LINKED BOND — 0.2%
Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie B
6.00%, 08/15/50+(B)	2,072,000	1,769,339

LOAN AGREEMENTS — 0.3%
Avago Technologies Cayman, Ltd.
Term B Loan
3.75%, 05/06/21
(Cost $2,743,755)	2,755,254	2,757,706

MORTGAGE-BACKED SECURITIES — 34.0%
Aire Valley Mortgages PLC
0.50%, 09/20/66 144A†	123,428	118,441
0.52%, 09/20/66 144A†	295,412	285,397
0.62%, 09/20/66†	401,338	390,121

See Notes to Financial Statements.

	Par	Value
Alba 2007-1 PLC
0.74%, 03/17/39†	$1,100,000	$1,596,792
Alba PLC
0.02%, 04/24/49 STEP(U)†	1,067,879	1,669,779
Alternative Loan Trust
5.50%, 10/25/33	66,608	67,943
0.46%, 01/25/36†	391,660	348,402
0.38%, 09/25/46†	783,928	670,010
American Home Mortgage Assets Trust
1.08%, 11/25/46†	1,006,777	532,639
American Home Mortgage Investment Trust
1.92%, 09/25/45†	1,474,695	1,420,063
BAMLL Commercial Mortgage Securities Trust
3.22%, 04/14/33 144A†	360,000	356,223
Banc of America Commercial Mortgage Trust
5.79%, 04/10/49†	75,000	79,017
Banc of America Funding 2005-D Trust
2.70%, 05/25/35†	1,487,630	1,513,546
Banc of America Mortgage 2004-F Trust
2.72%, 07/25/34†	125,190	126,483
Banc of America Re-REMIC Trust
5.67%, 02/17/51 144A†	88,416	91,571
Bayview Commercial Asset Trust
0.56%, 01/25/35 144A†	615,302	567,666
BBCMS Trust
1.34%, 05/15/32 144A†	1,700,000	1,697,295
Bear Stearns Adjustable Rate Mortgage Trust
2.35%, 02/25/33†	13,086	12,808
3.17%, 05/25/34†	53,455	50,496
2.68%, 03/25/35†	524,393	528,924
Bear Stearns ALT-A Trust
2.58%, 05/25/35†	373,058	368,561
Bear Stearns Commercial Mortgage Securities Trust
5.60%, 06/11/50	822,159	882,094
Bear Stearns Structured Products, Inc. Trust
2.58%, 01/26/36†	994,370	799,380
Berica 8 Residential MBS SRL
0.29%, 03/31/48(E)†	161,113	176,631
Berica ABS SRL
0.32%, 12/31/55(E)†	1,023,032	1,134,383
Chevy Chase Funding LLC
0.42%, 10/25/35 144A†@	301,351	277,563
CHL Mortgage Pass-Through Trust
2.60%, 02/19/34†	581,756	577,267
2.35%, 04/20/35†	1,200,711	1,199,179
Citigroup Commercial Mortgage Trust
0.94%, 06/15/33 144A†	200,000	198,918
0.00%, 05/10/47 IOΩ†	1,236,122	103,981
3.77%, 02/10/48	170,000	165,339
3.11%, 04/10/48 144A	420,000	319,777
6.26%, 12/10/49†	608,392	659,577

	Par	Value
COMM 2007-C9 Mortgage Trust
5.99%, 12/10/49†	$1,185,331	$1,269,479
COMM 2013-CCRE12 Mortgage Trust
4.30%, 10/10/46	100,000	106,618
4.76%, 10/10/46†	40,000	42,881
5.25%, 10/10/46†	20,000	21,206
COMM 2013-CCRE13 Mortgage Trust
0.00%, 12/10/23 IOΩ†	1,110,709	59,867
COMM 2014-277P Mortgage Trust
3.73%, 08/10/49 144A†	160,000	163,036
COMM 2014-CCRE19 Mortgage Trust
4.88%, 08/10/47†	218,000	220,338
COMM 2014-SAVA Mortgage Trust
3.29%, 06/15/34 144A†	400,000	400,383
COMM 2015-DC1 Mortgage Trust
4.04%, 02/10/48†	100,000	99,264
4.50%, 02/10/48†	80,000	77,659
COMM 2015-LC19 Mortgage Trust
3.83%, 02/10/48†	100,000	99,268
4.41%, 02/10/48†	190,000	185,722
Commercial Mortgage Pass-Through Certificates
2.82%, 10/15/45	30,000	29,873
Core Industrial Trust
3.98%, 02/10/34 144A†	460,000	418,212
Credit Suisse Commercial Mortgage Trust
5.62%, 01/15/49†	101,000	106,175
Credit Suisse First Boston Mortgage Securities Corporation
0.00%, 07/25/33 IOΩ	83,748	240
0.00%, 08/25/33 IOΩ†	82,028	—
Credit Suisse Mortgage Trust
4.18%, 09/15/37 144A	300,000	309,278
4.37%, 09/15/37 144A	310,000	301,193
1.13%, 09/15/38 144A†	300,000	299,585
CSAIL 2015-C1 Commercial Mortgage Trust
4.04%, 04/15/50	60,000	60,203
DECO Series
1.20%, 04/27/27 144A(E)†	1,495,126	1,672,678
EQTY 2014-INNS Mortgage Trust
2.54%, 05/08/31 144A†	300,000	299,139
Federal Home Loan Mortgage Corporation
8.50%, 06/01/18	962	1,005
4.50%, 09/01/18	3,537	3,684
8.00%, 08/01/24	1,369	1,535
2.81%, 01/25/25	400,000	395,644
4.00%, 10/01/25	408,832	436,728
5.50%, 02/01/27	63,363	70,913
7.50%, 11/01/29	5,387	6,616
7.50%, 12/01/29	7,119	8,431
7.50%, 02/01/31	17,130	19,244
2.36%, 07/01/31†	13,540	14,043
7.50%, 11/01/31	9,018	9,102

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
2.60%, 04/01/32†	$2,247	$2,355
3.50%, 08/01/33	1,705,852	1,785,956
5.00%, 08/01/33	9,083	10,096
5.00%, 09/01/33	1,774	1,961
5.00%, 10/01/33	5,874	6,518
2.59%, 03/01/34†	3,137	3,357
5.00%, 12/01/34	158,540	175,195
5.50%, 05/01/35	354,630	396,763
5.00%, 07/01/35	8,454	9,403
5.00%, 11/01/35	303,405	334,063
5.50%, 11/01/35	52,886	59,408
5.00%, 12/01/35	21,894	24,141
5.50%, 01/01/36	39,226	44,187
6.00%, 02/01/36	578,201	654,060
2.76%, 01/01/37†	601,719	651,796
5.00%, 02/01/37	30,392	33,443
5.50%, 07/01/37	73,349	82,371
1.74%, 09/01/37†	57,575	60,700
5.50%, 04/01/38	18,063	20,209
7.00%, 02/01/39	225,613	262,983
7.00%, 03/01/39	41,743	45,935
5.50%, 04/01/39	463,041	520,773
4.50%, 06/01/39	200,063	216,542
6.50%, 09/01/39	77,377	89,138
5.50%, 08/01/40	385,179	430,982
5.00%, 06/01/41	5,843	6,433
4.00%, 08/01/41 TBA	500,000	527,627
3.50%, 10/01/42	173,897	179,507
4.00%, 10/01/42	84,966	90,663
3.50%, 11/01/42	355,771	367,267
3.50%, 12/01/42	87,761	90,587
3.50%, 01/01/43	546,675	564,264
3.50%, 02/01/43	373,991	386,047
3.50%, 04/01/43	950,323	980,565
4.00%, 04/01/43	181,672	193,926
3.50%, 05/01/43	683,680	705,843
4.00%, 05/01/43	89,601	95,803
4.00%, 06/01/43	91,260	97,578
4.00%, 07/01/43	343,474	366,878
4.00%, 08/01/43	184,622	197,112
4.50%, 12/01/43	1,218,429	1,341,641
3.50%, 02/01/44	96,025	99,120
4.50%, 02/01/44	934,465	1,028,733
4.50%, 03/01/44	286,959	316,069
3.50%, 03/01/45	1,049,684	1,083,552
Federal Home Loan Mortgage Corporation REMIC
0.00%, 06/15/27 IOΩ†	714,737	90,314
0.00%, 09/15/31 IOΩ†	693,668	89,675
6.00%, 05/15/36	393,072	447,437
0.69%, 06/15/37†	288,761	292,014
0.00%, 07/15/37 IOΩ†	2,032,459	364,427
0.00%, 01/15/40 IOΩ†	498,125	84,044
0.00%, 04/15/41 IO†	452,975	32,811
0.00%, 10/15/41 IOΩ†	340,571	61,482
0.00%, 11/15/41 IOΩ†	331,889	63,761
0.00%, 07/15/42 IOΩ†	78,099	16,204
0.00%, 08/15/42 IOΩ†	473,433	103,629
0.00%, 11/15/42 IOΩ†	239,238	58,435
0.00%, 12/15/42 IO†	232,548	57,534
0.00%, 04/15/43 IOΩ†	2,244,372	390,707
3.00%, 05/15/43	419,144	374,310
3.00%, 07/15/43	211,822	191,549
0.00%, 02/15/44 IOΩ†	186,200	40,855

	Par	Value
0.00%, 05/15/44 IOΩ†	$186,991	$40,880
Federal Housing Administration
7.43%, 10/01/18@	32,861	33,528
Federal National Mortgage Association
8.00%, 09/01/15	24	24
3.07%, 12/01/17	922,818	954,266
5.00%, 12/01/17	8,326	8,826
2.80%, 03/01/18	548,634	567,481
3.74%, 05/01/18	1,317,373	1,396,896
3.84%, 05/01/18	420,000	448,028
4.51%, 06/01/19	1,000,000	1,079,234
3.42%, 10/01/20	277,073	294,082
3.62%, 12/01/20	176,577	189,003
4.38%, 06/01/21	646,683	712,060
9.50%, 05/01/22	599	655
1.95%, 07/01/22†	5,044	5,165
5.50%, 09/01/23	81,773	89,128
5.50%, 10/01/23	18,051	19,817
5.00%, 05/01/24	63,052	69,550
9.50%, 07/01/24	1,148	1,259
2.81%, 04/01/25	240,000	235,609
5.50%, 05/01/25	408,005	427,881
3.50%, 07/01/26 TBA	1,100,000	1,160,105
1.94%, 07/01/27†	17,532	18,303
2.50%, 07/01/27 TBA	300,000	303,634
3.00%, 07/01/27 TBA	7,100,000	7,355,655
2.31%, 08/01/27†	34,108	36,300
3.00%, 08/01/27 TBA	100,000	103,386
1.94%, 11/01/27 CONV†	18,449	19,429
2.76%, 02/01/30†	99,656	102,116
2.51%, 06/01/30 CONV†	15,207	15,612
8.00%, 10/01/30	19,566	23,758
2.63%, 12/01/30 CONV†	5,633	5,772
1.94%, 01/01/31†	6,442	6,569
4.50%, 04/01/31	111,917	121,715
2.45%, 05/01/31†	13,505	13,637
4.50%, 05/01/31	386,378	420,088
4.50%, 06/01/31	116,372	126,590
4.50%, 11/01/31	166,521	181,416
6.00%, 11/01/31	3,206	3,680
4.50%, 12/01/31	243,192	265,049
6.00%, 01/01/32	63,065	71,597
6.00%, 03/01/32	12,322	14,000
6.00%, 04/01/32	158,777	180,564
3.50%, 05/01/32	595,545	625,349
1.94%, 06/01/32†	8,044	8,243
1.95%, 08/01/32†	9,890	10,217
6.00%, 08/01/32	1,652	1,884
2.38%, 02/01/33†	1,069	1,096
5.50%, 04/01/33	36,326	41,401
1.95%, 05/01/33†	39,111	41,753
6.00%, 05/01/33	511	579
5.00%, 07/01/33	50,469	55,940
3.50%, 08/01/33	82,677	86,546
5.00%, 08/01/33	4,252	4,726
5.00%, 09/01/33	62,385	69,202
5.50%, 09/01/33	2,241	2,542
3.50%, 10/01/33	162,116	169,673
3.50%, 11/01/33	82,135	85,962
3.50%, 12/01/33	82,253	86,102
5.50%, 12/01/33	9,355	10,489
6.00%, 12/01/33	448	509
5.50%, 02/01/34	2,922	3,297

See Notes to Financial Statements.

	Par	Value
5.50%, 04/01/34	$508	$579
3.50%, 05/01/34	275,160	288,557
5.50%, 08/01/34	4,090	4,660
5.50%, 10/01/34	178	201
6.00%, 10/01/34	30,420	34,507
1.92%, 12/01/34†	89,760	95,504
5.50%, 12/01/34	18,935	21,468
6.00%, 05/01/35	1,165,968	1,326,067
5.50%, 07/01/35	210	239
6.00%, 07/01/35	175,632	200,337
5.50%, 08/01/35	394	446
6.00%, 08/01/35	44	50
5.50%, 09/01/35	74,268	83,365
5.00%, 10/01/35	170,023	188,592
6.00%, 10/01/35	39,673	45,064
1.94%, 11/01/35†	13,136	13,689
2.11%, 11/01/35†	68,462	72,314
2.11%, 11/01/35†	72,431	76,158
2.14%, 11/01/35†	86,743	91,033
2.14%, 11/01/35†	99,559	104,714
2.15%, 11/01/35†	73,872	77,723
6.00%, 11/01/35	502,384	571,922
5.50%, 12/01/35	1,881	2,145
6.00%, 12/01/35	7,856	9,025
6.00%, 01/01/36	105,966	120,232
6.00%, 02/01/36	4,580	5,259
6.00%, 03/01/36	5,132	5,873
5.50%, 04/01/36	51,209	55,963
6.00%, 04/01/36	6,750	7,659
3.83%, 05/01/36†	101,032	106,227
6.00%, 09/01/36	112,769	128,286
5.50%, 11/01/36	153,800	172,662
6.00%, 01/01/37	732,031	830,005
1.75%, 02/01/37†	642,637	674,670
5.50%, 02/01/37	203	231
6.00%, 02/01/37	614,959	699,848
5.50%, 03/01/37	9,042	10,159
6.00%, 03/01/37	412,809	469,799
5.50%, 04/01/37	368	417
5.50%, 05/01/37	318	359
5.50%, 06/01/37	175	199
6.00%, 06/01/37	391	444
6.00%, 07/01/37	1,202,900	1,363,911
5.50%, 08/01/37	422,272	474,689
6.00%, 08/01/37	110,968	126,128
6.00%, 09/01/37	195,813	221,994
6.50%, 10/01/37	57,186	65,673
7.00%, 10/01/37	8,369	10,115
7.00%, 11/01/37	8,495	9,360
1.94%, 12/01/37†	54,848	57,142
6.00%, 12/01/37	496,750	565,035
7.00%, 12/01/37	5,313	6,053
1.94%, 01/01/38†	33,238	35,413
6.00%, 01/01/38	325,727	372,473
5.50%, 02/01/38	5,207	5,855
7.00%, 02/01/38	5,585	6,115
4.50%, 03/01/38	10,153	10,976
5.50%, 03/01/38	575	650
6.00%, 03/01/38	211,955	241,135
4.50%, 04/01/38	196,769	212,729
5.00%, 04/01/38	180,092	198,652
6.00%, 04/01/38	790	896
5.50%, 05/01/38	180	201
6.00%, 05/01/38	41,554	47,224

	Par	Value
5.00%, 06/01/38	$195,426	$215,567
5.50%, 06/01/38	593	668
4.50%, 07/01/38 TBA	1,000,000	1,081,094
5.00%, 07/01/38 TBA	1,200,000	1,325,625
5.50%, 07/01/38	105,565	119,741
5.50%, 08/01/38	120,858	136,571
7.00%, 08/01/38	6,911	7,523
5.50%, 09/01/38	514	581
6.00%, 11/01/38	52,824	60,024
7.00%, 11/01/38	39,734	46,444
5.50%, 12/01/38	207	232
6.00%, 12/01/38	179,680	204,003
6.00%, 01/01/39	257,106	291,999
7.00%, 02/01/39	19,326	22,612
7.00%, 03/01/39	167,831	192,712
4.00%, 07/01/39 TBA	3,000,000	3,178,441
4.00%, 08/01/39 TBA	3,600,000	3,805,692
6.00%, 09/01/39	37,320	42,406
6.00%, 10/01/39	40,511	46,070
6.00%, 12/01/39	617,890	703,669
1.55%, 06/01/40†	52,762	55,200
4.50%, 07/01/40 TBA	6,000,000	6,486,563
5.00%, 07/01/40 TBA	1,000,000	1,104,688
1.55%, 10/01/40†	141,345	150,492
1.94%, 11/01/40†	18,714	19,545
4.50%, 04/01/41	163,452	177,083
3.50%, 08/01/41 TBA	27,000,000	27,753,048
4.50%, 08/01/41	136,457	148,036
4.50%, 11/01/41	519,460	563,711
4.00%, 06/01/42	80,785	85,997
3.00%, 08/01/42	313,462	313,979
3.00%, 09/01/42	266,284	266,723
3.50%, 09/01/42	85,399	88,145
2.50%, 10/01/42	586,212	563,048
4.00%, 10/01/42	342,049	364,958
2.50%, 11/01/42	32,289	31,018
3.00%, 11/01/42	120,794	120,977
4.00%, 11/01/42	774,618	826,693
2.50%, 12/01/42	24,574	23,603
3.00%, 12/01/42	1,680,964	1,683,521
4.00%, 12/01/42	239,100	254,180
2.50%, 01/01/43	21,954	21,087
3.00%, 01/01/43	1,588,742	1,589,743
3.50%, 01/01/43	2,539,310	2,620,903
2.50%, 02/01/43	21,802	20,941
3.00%, 02/01/43	429,915	430,624
2.50%, 03/01/43	1,877,552	1,803,356
3.00%, 03/01/43	389,712	390,189
3.50%, 03/01/43	264,670	273,501
2.50%, 04/01/43	1,821,157	1,749,241
3.00%, 04/01/43	474,654	475,267
3.50%, 04/01/43	1,145,566	1,183,751
4.00%, 04/01/43	83,405	89,160
2.50%, 05/01/43	38,665	37,140
3.00%, 05/01/43	2,261,860	2,263,967
3.50%, 05/01/43	87,963	90,899
4.00%, 05/01/43	—	—
2.50%, 06/01/43	36,578	35,134
3.00%, 06/01/43	82,361	82,431
4.00%, 06/01/43	862,898	920,726
3.00%, 07/01/43	761,276	761,926
4.00%, 07/01/43	861,173	918,175
2.50%, 08/01/43	920,486	884,232
4.00%, 08/01/43	282,542	301,618

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.50%, 09/01/43	$1,224,330	$1,330,680
2.50%, 10/01/43	47,550	45,676
4.50%, 10/01/43	278,869	307,124
4.50%, 11/01/43	183,419	201,968
4.50%, 12/01/43	276,106	304,048
4.50%, 01/01/44	185,493	204,223
4.50%, 02/01/44	1,589,076	1,720,830
4.50%, 07/01/44	188,907	207,449
4.50%, 10/01/44	852,415	934,383
4.00%, 01/01/45	294,913	314,283
4.50%, 02/01/45	1,580,807	1,743,060
3.00%, 03/01/45	1,081,303	1,079,736
0.00%, 07/31/55+Ω†	100,000	25,357
0.00%, 08/01/55+Ω†	400,000	24,844
Federal National Mortgage Association Interest STRIP
0.00%, 04/25/27 IOΩ†	568,285	63,893
0.00%, 11/25/39 IOΩ†	108,125	22,101
0.00%, 11/25/41 IOΩ†	741,842	160,427
0.00%, 04/25/42 IOΩ†	782,254	184,420
Federal National Mortgage Association REMIC
0.00%, 08/25/21 IOΩ†	51	956
0.00%, 10/25/21 IOΩ†	77	1,368
0.00%, 07/25/27 IOΩ†	1,563,282	181,341
0.64%, 10/18/30†	15,109	15,298
5.50%, 04/25/35	784,725	817,541
0.00%, 03/25/37 IOΩ†	1,208,440	193,163
6.50%, 06/25/39	41,406	46,428
0.00%, 12/25/39 IOΩ†	548,207	80,907
0.00%, 12/25/40 IOΩ†	122,149	19,534
0.00%, 02/25/41 IOΩ†	68,829	14,374
5.00%, 06/25/41	749,986	827,994
5.50%, 07/25/41	996,360	1,149,942
0.00%, 09/25/41 IOΩ†	126,785	24,548
0.74%, 09/25/41†	3,610,331	3,647,806
0.00%, 10/25/41 IOΩ†	775,056	134,978
0.00%, 03/25/42 IOΩ†	344,251	62,234
5.50%, 04/25/42	1,267,364	1,426,081
6.00%, 05/25/42	337,698	383,731
0.00%, 07/25/42 IOΩ†	243,514	51,270
6.50%, 07/25/42	568,933	656,152
7.00%, 07/25/42	225,352	263,507
0.00%, 09/25/42 IOΩ†	228,293	46,614
7.00%, 10/25/42	75,504	88,204
0.00%, 11/25/42 IOΩ†	417,899	103,552
0.00%, 12/25/42 IOΩ†	318,882	70,242
0.00%, 03/25/43 IOΩ†	1,130,547	253,459
0.00%, 04/25/43 IOΩ†	1,621,462	293,787
0.00%, 07/25/43 IOΩ†	170,993	42,937
0.00%, 08/25/44 IOΩ†	2,430,282	183,495
Federal National Mortgage Association
3.00%, 08/01/42 TBA	17,000,000	16,892,753
FHLMC Multifamily Structured Pass Through Certificates
4.32%, 11/25/19	1,100,000	1,209,016
0.00%, 04/25/20 IOΩ†	2,185,837	91,530
0.00%, 06/25/20 IOΩ†	725,741	45,544
3.03%, 10/25/20	800,000	836,238
0.00%, 07/25/21 IOΩ†	624,734	51,175
2.99%, 09/25/21	150,000	155,772
0.00%, 10/25/21 IOΩ†	205,294	16,455

	Par	Value
2.78%, 09/25/22	$274,642	$284,609
2.64%, 01/25/23	240,000	240,748
3.46%, 08/25/23	100,000	105,159
FHLMC Multifamily VRD Certificates
5.50%, 07/15/16	3,500,000	3,635,625
FHLMC Structured Pass-Through Securities
1.55%, 07/25/44†	1,092,154	1,102,823
First Horizon Alternative Mortgage Securities Trust
2.22%, 06/25/34†	521,391	510,729
FREMF Mortgage Trust
0.00%, 05/25/22 IO 144AΩ†	5,743,666	62,959
4.07%, 09/25/24 144A	550,000	537,913
3.96%, 10/25/24 144A	300,000	296,702
GE Business Loan Trust
0.36%, 04/16/35 144A†	568,846	539,364
GE Commercial Mortgage Corporation Series 2007-C1 Trust
5.54%, 12/10/49	800,000	835,067
Giovecca Mortgages SRL
0.60%, 04/23/48(E)†	410,325	456,204
Government National Mortgage Association
3.95%, 07/15/25	130,026	138,961
7.00%, 10/15/25	11,620	11,865
7.00%, 01/15/26	5,090	5,695
7.00%, 07/15/27	53,476	63,090
7.00%, 12/15/27	1,234	1,274
7.00%, 01/15/28	14,781	15,194
7.00%, 03/15/28	70,345	83,131
7.00%, 07/15/28	9,580	10,674
7.50%, 07/15/28	12,451	12,840
6.50%, 08/15/28	4,428	5,052
7.00%, 08/15/28	16,326	18,735
7.50%, 08/15/28	9,215	10,467
6.50%, 09/15/28	25,600	29,599
7.00%, 10/15/28	36,951	39,605
7.50%, 03/15/29	21,921	26,541
1.63%, 11/20/29†	40,181	41,770
8.50%, 08/15/30	784	851
8.50%, 11/20/30	8,460	10,188
6.50%, 08/15/31	39,866	45,618
7.50%, 08/15/31	10,578	12,151
6.50%, 10/15/31	76,522	87,889
6.00%, 11/15/31	195,131	221,461
6.50%, 11/15/31	95,615	109,412
6.00%, 12/15/31	41,870	47,519
6.00%, 01/15/32	106,217	122,486
6.00%, 02/15/32	215,413	244,481
6.50%, 02/15/32	114,702	131,040
6.00%, 04/15/32	48,171	54,647
7.50%, 04/15/32	59,077	61,318
6.50%, 06/15/32	104,110	119,132
6.50%, 07/15/32	1,944	2,224
6.50%, 08/15/32	158,290	181,130
6.50%, 09/15/32	144,344	165,172
6.00%, 10/15/32	111,572	126,628
5.50%, 11/15/32	29,018	33,365
6.00%, 11/15/32	89,764	102,903
6.00%, 12/15/32	37,029	42,025

See Notes to Financial Statements.

	Par	Value
6.50%, 12/15/32	$16,404	$18,771
5.50%, 01/15/33	22,141	25,004
6.00%, 01/15/33	64,030	72,670
5.50%, 02/15/33	25,759	29,740
6.00%, 02/15/33	48,420	54,954
5.50%, 03/15/33	29,055	33,530
6.50%, 04/15/33	315,758	361,320
6.00%, 05/15/33	147,588	167,503
6.00%, 06/15/33	21,143	23,996
5.50%, 07/15/33	30,948	35,714
5.50%, 08/15/33	16,484	18,616
5.50%, 09/15/33	11,665	13,174
6.00%, 10/15/33	148,158	168,151
6.50%, 10/15/33	146,773	167,951
6.00%, 12/15/33	225,909	256,393
5.50%, 04/15/34	15,673	17,929
5.50%, 05/15/34	19,116	21,878
6.50%, 08/15/34	288,902	336,898
5.50%, 09/15/34	146,073	166,143
5.50%, 12/15/34	114,754	130,347
5.50%, 01/15/35	120,485	137,187
0.49%, 03/20/37†	631,822	633,672
0.49%, 05/20/37†	275,620	276,348
0.00%, 02/20/38 IOΩ†	348,002	43,730
6.00%, 09/20/38	391,575	444,617
0.00%, 03/20/39 IOΩ†	90,679	12,608
0.00%, 01/20/40 IOΩ†	118,825	21,759
4.00%, 07/20/40 TBA	1,400,000	1,483,645
5.00%, 07/20/40	33,527	37,342
0.00%, 08/20/40 IOΩ†	220,108	44,111
5.00%, 09/20/40	136,119	151,791
6.00%, 10/20/40	52,459	59,561
6.00%, 01/20/41	57,850	66,082
2.17%, 04/16/41	321,732	325,524
4.50%, 04/20/41	657,350	717,281
0.00%, 10/16/41 IOΩ†	250,653	53,329
0.00%, 03/20/42 IO†	71,779	15,797
3.00%, 07/15/42 TBA	9,000,000	9,084,375
3.50%, 07/15/42 TBA	3,000,000	3,112,266
3.00%, 07/20/42 TBA	4,000,000	4,037,812
3.50%, 07/20/42 TBA	400,000	415,141
3.50%, 08/01/42 TBA	900,000	931,570
3.50%, 07/20/43 TBA	11,000,000	11,416,369
0.00%, 08/16/43 IOΩ†@	307,317	58,189
0.00%, 12/20/43 IOΩ†	78,604	15,988
0.00%, 08/20/44 IOΩ†	89,273	15,375
3.50%, 05/20/45	497,983	519,510
3.50%, 06/20/45	1,500,000	1,564,845
4.00%, 07/20/45 TBA	3,000,000	3,179,239
0.00%, 06/16/55 IOΩ†	892,403	53,347
0.00%, 11/16/55 IOΩ†	4,759,016	341,221
0.00%, 01/16/56 IOΩ†	7,899,661	578,042
0.58%, 12/20/60†	396,568	396,521
0.66%, 03/20/61†	477,367	478,771
0.68%, 03/20/61†	311,879	313,051
0.53%, 12/20/62†	1,542,359	1,535,641
0.62%, 05/20/65+	3,300,000	3,294,780
0.73%, 05/20/65†	3,300,639	3,299,668
0.76%, 06/20/65	5,000,000	4,981,055
0.77%, 06/20/65	2,100,000	2,094,176
0.79%, 06/20/65+†	4,900,000	4,891,578
0.82%, 07/01/65+	5,000,000	4,992,383
Granite Master Issuer PLC
0.27%, 12/17/54†	143,205	142,629

	Par	Value
0.33%, 12/20/54†	$455,652	$451,955
Granite Mortgages 03-3 PLC
0.38%, 01/20/44(E)†	62,235	69,313
0.95%, 01/20/44(U)†	18,894	29,648
GreenPoint Mortgage Funding Trust
0.37%, 01/25/37†	846,807	645,085
GS Mortgage Securities Corporation
3.38%, 05/10/50	490,000	380,410
3.78%, 05/10/50	370,000	370,468
GS Mortgage Securities Trust
0.00%, 08/10/44 IO 144AΩ†	450,654	23,206
5.79%, 08/10/45†	810,000	824,987
5.99%, 08/10/45†	4,489,287	4,790,765
5.16%, 11/10/46†	130,000	141,432
GSMPS Mortgage Loan Trust
0.65%, 02/25/35 144A†	70,235	65,922
GSR Mortgage Loan Trust
2.68%, 09/25/35†	1,558,629	1,561,954
Hertz 2015-1A B
3.90%, 05/15/21+	500,000	497,130
Hertz Vehicle Financing LLC
3.10%, 05/25/21+	350,000	348,022
Impac CMB Trust
0.91%, 10/25/34†	63,911	54,122
IndyMac ARM Trust
1.72%, 01/25/32†	7,011	6,525
IndyMac INDX Mortgage Loan Trust
0.38%, 09/25/46†	953,461	812,259
JP Morgan Alternative Loan Trust
0.71%, 01/25/36†	302,313	277,229
JP Morgan Chase Commercial Mortgage Securities Trust
5.37%, 05/15/45†	280,000	301,164
JP Morgan Mortgage Trust
2.59%, 02/25/35†	122,386	121,985
JPMBB Commercial Mortgage Securities Trust
5.25%, 11/15/45†	90,000	95,969
5.05%, 01/15/47†	50,000	54,185
3.41%, 11/15/47	840,000	864,096
4.12%, 11/15/47†	290,000	295,338
Kensington Mortgage Securities PLC
0.46%, 06/14/40†	1,361,313	1,275,843
LB Commercial Mortgage Trust
6.06%, 07/15/44†	562,687	606,948
LB-UBS Commercial Mortgage Trust
0.00%, 06/15/36 IO 144AΩ†@	410,639	1,127
Leek Finance Number Seventeen PLC
0.27%, 12/21/37(E)†	58,964	69,647
0.56%, 12/21/37 144A†	147,410	154,846
0.85%, 12/21/37(U)†	29,482	48,993
Leek Finance Number Eighteen PLC
0.25%, 09/21/38(E)†	45,252	52,790
0.54%, 09/21/38†	362,016	378,055

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Lehman XS Trust
0.49%, 11/25/35†	$511,077	$457,321
Ludgate Funding PLC
1.17%, 01/01/61(U)†	928,048	1,402,222
Luminent Mortgage Trust
0.36%, 12/25/36†	2,056,238	1,644,881
0.39%, 02/25/46†	622,864	459,278
Mansard Mortgages PLC
0.75%, 04/15/47(U)†	1,091,831	1,565,991
MASTR Adjustable Rate Mortgages Trust
2.44%, 05/25/34†	207,855	202,534
2.70%, 11/21/34†	721,896	738,410
0.83%, 11/25/34†	242,167	241,260
2.67%, 11/25/35 144A†	798,736	617,341
Merrill Lynch Mortgage Investors Trust
1.67%, 10/25/35†	48,838	47,257
ML-CFC Commercial Mortgage Trust
6.06%, 06/12/46†	1,293,476	1,324,700
Morgan Stanley Bank of America Merrill Lynch Trust
2.92%, 02/15/46	70,000	69,638
3.21%, 02/15/46	41,000	40,932
3.10%, 05/15/46	300,000	301,082
3.46%, 05/15/46	140,000	140,991
3.56%, 05/15/46	480,000	473,283
4.00%, 12/15/47	370,000	370,236
Morgan Stanley Capital I Trust
1.34%, 08/14/31 144A†	300,000	299,672
5.48%, 02/12/44†	50,000	52,823
Morgan Stanley Re-REMIC Trust
5.99%, 08/12/45 144A†	1,542,600	1,633,427
MortgageIT Trust
0.47%, 10/25/35†	853,728	777,900
MSCG Trust
3.58%, 06/07/35 144A†	580,000	579,810
Prime Mortgage Trust
5.50%, 05/25/35 144A	2,786,704	2,718,912
6.00%, 05/25/35 144A	2,398,383	2,404,598
Quadrivio Finance SRL
0.50%, 07/25/60(E)†	217,357	242,139
RBSCF Trust
5.95%, 02/16/51 144A†	2,642,350	2,719,440
Reperforming Loan REMIC Trust
0.61%, 11/25/34 144A†	10,779	9,622
Resloc UK PLC
0.00%, 12/15/43(U)†	1,533,858	1,538,715
Sequoia Mortgage Trust
0.83%, 04/19/27†	710,557	664,683
1.01%, 07/20/33†	113,112	106,092
Structured Adjustable Rate Mortgage Loan Trust
2.44%, 05/25/34†	440,990	438,855
0.53%, 08/25/35†	236,592	225,755
0.49%, 10/25/35†	1,683,207	1,562,668
Structured Asset Mortgage Investments II Trust
0.44%, 07/19/35†	164,774	142,090
Structured Asset Securities Corporation
0.54%, 06/25/35 144A†	145,983	117,927

	Par	Value
Thornburg Mortgage Securities Trust
0.83%, 09/25/43†	$16,647	$16,073
2.23%, 04/25/45†	145,002	145,678
Thrones 2013-1 PLC
2.07%, 07/20/44(U)†	72,924	114,792
UBS Commercial Mortgage Trust
0.00%, 05/10/45 IO 144AΩ†	2,575,210	276,471
UBS-Barclays Commercial Mortgage Trust
4.65%, 12/10/45 144A†	320,000	308,520
VNDO 2012-6AVE Mortgage Trust
3.00%, 11/15/30 144A	100,000	99,048
Wachovia Bank Commercial Mortgage Trust
0.39%, 12/15/43 144A†	398,000	385,521
5.56%, 10/15/48	380,303	396,704
Washington Mutual Mortgage Pass-Through Certificates
2.39%, 02/25/33†	10,259	10,095
2.18%, 02/25/37†	500,174	417,005
2.29%, 02/25/37†	335,073	288,127
1.56%, 06/25/42†	22,790	21,967
0.48%, 07/25/45†	241,727	225,903
0.48%, 10/25/45†	1,730,581	1,609,672
0.92%, 04/25/47†	906,802	792,879
Wells Fargo Alternative Loan 2007-PA6 Trust
2.57%, 12/28/37†	1,099,047	923,253
Wells Fargo Commercial Mortgage Trust
4.44%, 07/15/46†	20,000	20,850
3.66%, 05/15/48†	350,000	343,398
0.00%, 08/15/50 IOΩ†	3,057,814	251,803
Wells Fargo Mortgage-Backed Securities 2005-AR13 Trust
2.74%, 05/25/35†	71,178	70,700
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust
2.67%, 08/25/33†	226,145	230,261
Wells Fargo Mortgage-Backed Securities 2005-AR2 Trust
2.62%, 03/25/35†	143,874	146,275
WFRBS Commercial Mortgage Trust
0.00%, 05/15/45 IO 144AΩ†	3,020,689	231,571
0.00%, 06/15/45 IO 144AΩ†	307,646	24,354
0.00%, 12/15/45 IO 144AΩ†	2,400,809	220,788
0.00%, 03/15/47 IOΩ†	1,069,667	78,488
0.00%, 08/15/47 IOΩ†	3,659,464	276,699
3.93%, 11/15/47	290,000	298,876
4.29%, 11/15/47	300,000	295,231

Total Mortgage-Backed Securities (Cost $310,939,801)		311,372,042

MUNICIPAL BONDS — 1.5%
Alameda County Joint Powers Authority, Revenue Bond, Series Z
7.05%, 12/01/44	3,300,000	4,389,132

See Notes to Financial Statements.

	Par	Value
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	$600,000	$896,196
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	297,408
Bay Area Toll Authority, Revenue Bond, Series S1
7.04%, 04/01/50	600,000	823,590
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	700,000	807,247
Chicago Transit Authority, Revenue Bond, Series B
6.90%, 12/01/40	300,000	345,855
Commonwealth of Puerto Rico, General Obligation, Series A
5.50%, 07/01/32	5,000	3,044
6.00%, 07/01/34	10,000	6,300
8.00%, 07/01/35	490,000	331,975
5.13%, 07/01/37	5,000	3,025
5.25%, 07/01/37	20,000	11,951
5.50%, 07/01/39	85,000	51,850
5.00%, 07/01/41	10,000	6,000
5.75%, 07/01/41	10,000	6,150
Commonwealth of Puerto Rico, General Obligation, Series B
5.88%, 07/01/36	10,000	6,225
Commonwealth of Puerto Rico, General Obligation, Series C
6.00%, 07/01/39	10,000	6,225
County of Clark Department of Aviation, Revenue Bond, Series C
6.82%, 07/01/45	200,000	273,978
Los Angeles Community College District, General Obligation, Series D
6.68%, 08/01/36	300,000	387,771
Municipal Electric Authority of Georgia, Revenue Bond, Series B
6.66%, 04/01/57	700,000	818,006
Port Authority of New York & New Jersey, Revenue Bond
5.65%, 11/01/40	500,000	588,470
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bond, Series A
5.75%, 07/01/37	20,000	13,076
6.00%, 07/01/44	75,000	49,313
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Series C
5.25%, 08/01/40	10,000	6,226
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A
5.25%, 08/01/27	5,000	2,762
5.50%, 08/01/28	60,000	33,150
6.13%, 08/01/29	5,000	2,800
0.00%, 08/01/32	85,000	44,840
0.00%, 08/01/33	25,000	9,629
5.50%, 08/01/37	65,000	35,913
5.75%, 08/01/37	45,000	24,862

	Par	Value
5.38%, 08/01/39	$35,000	$19,338
6.38%, 08/01/39	5,000	2,781
5.50%, 08/01/42	120,000	66,300
6.00%, 08/01/42	100,000	55,500
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series C
0.00%, 08/01/37	10,000	785
5.38%, 08/01/38	15,000	8,288
6.00%, 08/01/39	35,000	19,425
5.25%, 08/01/41	100,000	55,250
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A-1
5.00%, 08/01/43	20,000	11,050
5.25%, 08/01/43	10,000	5,525
State of California, General Obligation
7.95%, 03/01/36	165,000	199,858
7.55%, 04/01/39	85,000	122,958
7.35%, 11/01/39	800,000	1,123,864
7.60%, 11/01/40	800,000	1,169,744
State of Illinois, General Obligation
7.35%, 07/01/35	375,000	415,474

Total Municipal Bonds (Cost $13,842,864)		13,559,109

	Number of
	Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
90-Day Euro, Strike Price $99.63, Expires 12/14/15 (MLCS)	43	2,956

Put Options — 0.0%
90-Day Euro, Strike Price $98.88, Expires 12/14/15 (MLCS)	43	538
10-Year U.S. Treasury Note, Strike Price $123.50, Expires 08/21/15 (MLCS)	17	5,312
U.S, Treasury Long Bond, Strike Price $143.00, Expires 07/02/15 (MLCS)	27	422
U.S, Treasury Long Bond, Strike Price $147.00, Expires 07/02/15 (MLCS)	27	2,531

		8,803

	Notional
	Amount
Put Swaptions — 0.0%
3-Month LIBOR, Strike Price 2.50%, Expires 09/21/15 (MSCS)	$380,000,000	135,313
3-Month LIBOR, Strike Price 2.58%, Expires 05/23/16 (MSCS)	170,000,000	59,264

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Notional
	Amount	Value
3-Month LIBOR, Strike Price 3.45%, Expires 05/23/16 (RBS)	$2,300,000	$13,576

		208,153

Total Purchased Options (Cost $370,497)		219,912

	Par
U.S. TREASURY OBLIGATIONS — 31.2%
U.S. Treasury Bonds
6.13%, 11/15/27	200,000	277,453
4.38%, 11/15/39	200,000	246,031
3.13%, 02/15/42	300,000	301,641
3.00%, 05/15/42	2,200,000	2,155,828
2.75%, 08/15/42	600,000	558,328
2.75%, 11/15/42	1,750,000	1,628,321
3.63%, 08/15/43	4,500,000	4,951,404
3.75%, 11/15/43Δ	1,000,000	1,125,000
3.38%, 05/15/44Δ	12,740,000	13,383,969
3.13%, 08/15/44Δ	23,000,000	23,041,331
3.00%, 11/15/44	2,500,000	2,445,898
2.50%, 02/15/45	2,220,000	1,954,244
3.00%, 05/15/45Δ	9,680,000	9,487,910

		61,557,358

U.S. Treasury Inflationary Index Bonds
1.88%, 07/15/15	1,600,000	1,952,162
0.13%, 04/15/20	1,000,000	1,019,652
1.13%, 01/15/21	3,800,000	4,352,147
0.13%, 01/15/22	500,000	518,598
0.13%, 07/15/22	6,800,000	6,951,503
0.38%, 07/15/23	1,540,000	1,573,163
0.63%, 01/15/24	2,360,000	2,436,643
0.13%, 07/15/24Δ	12,670,000	12,331,093
0.25%, 01/15/25	4,600,000	4,513,989
2.38%, 01/15/25	1,530,000	2,262,057
1.75%, 01/15/28	8,000,000	10,248,307
2.50%, 01/15/29	7,000,000	9,524,380
2.13%, 02/15/40	1,280,000	1,728,670
1.38%, 02/15/44Δ	2,530,000	2,747,631
0.75%, 02/15/45Δ	2,350,000	2,162,157

		64,322,152

U.S. Treasury Notes
0.25%, 10/31/15	19,000	19,013
0.25%, 05/15/16	4,270,000	4,269,001
0.63%, 11/30/17	3,390,000	3,375,698
1.00%, 03/15/18	1,700,000	1,704,117
1.50%, 08/31/18	8,710,000	8,824,319
1.50%, 12/31/18Δ	2,800,000	2,827,782
1.63%, 07/31/19	3,980,000	4,014,204
1.50%, 11/30/19	4,540,000	4,541,062
1.63%, 12/31/19	10,780,000	10,825,481
1.38%, 04/30/20	2,050,000	2,027,739
1.50%, 05/31/20Δ	2,000,000	1,989,218
2.25%, 04/30/21	14,900,000	15,213,138
2.25%, 07/31/21	25,990,000	26,483,394
2.00%, 08/31/21	8,000,000	8,026,872
2.00%, 10/31/21	2,600,000	2,604,875
2.13%, 12/31/21	16,780,000	16,912,411
1.50%, 01/31/22	3,220,000	3,117,614

	Par	Value
1.88%, 05/31/22	$3,700,000	$3,659,241
2.13%, 06/30/22	5,470,000	5,493,504
1.63%, 08/15/22	8,100,000	7,852,569
2.75%, 11/15/23	900,000	935,648
2.75%, 02/15/24	8,700,000	9,033,045
2.50%, 05/15/24Δ	2,730,000	2,776,923
2.38%, 08/15/24	400,000	402,188
2.25%, 11/15/24	3,590,000	3,568,402
2.00%, 02/15/25Δ	3,960,000	3,847,698
2.13%, 05/15/25	5,490,000	5,390,922

		159,736,078

Total U.S. Treasury Obligations (Cost $287,133,181)		285,615,588

	Shares
PREFERRED STOCK — 0.1%
GMAC Capital Trust I, 8.125%, 02/15/40Δ* (Cost $592,347)	23,879	620,376

MONEY MARKET FUNDS — 14.7%
GuideStone Money Market Fund (Investor Class)¥	51,940,124	51,940,124
Northern Institutional Liquid Assets Portfolio§	82,978,862	82,978,862

Total Money Market Funds (Cost $134,918,986)		134,918,986

TOTAL INVESTMENTS — 123.0% (Cost $1,129,475,478)		1,127,358,743

	Number of
	Contracts
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $122.00, Expires 07/24/15 (MLCS)	(20)	(938)
10-Year U.S. Treasury Note, Strike Price $126.50, Expires 07/24/15 (MSCS)	(20)	(13,750)
10-Year U.S. Treasury Note, Strike Price $127.00, Expires 07/24/15 (MSCS)	(40)	(20,000)
10-Year U.S. Treasury Note, Strike Price $127.50, Expires 07/24/15 (MSCS)	(20)	(7,188)
10-Year U.S. Treasury Note, Strike Price $129.00, Expires 08/21/15 (WF)	(13)	(3,453)
10-Year U.S. Treasury Note, Strike Price $129.00, Expires 08/21/15 (MLCS)	(27)	(9,281)
10-Year U.S. Treasury Note, Strike Price $129.50, Expires 07/24/15 (MLCS)	(30)	(3,281)
10-Year U.S. Treasury Note, Strike Price $130.00, Expires 08/21/15 (MLCS)	(43)	(9,406)
30-Year U.S. Treasury Bond, Strike Price $155.00, Expires 07/24/15 (MLCS)	(60)	(49,688)

See Notes to Financial Statements.

	Number of
	Contracts	Value
30-Year U.S. Treasury Bond, Strike Price $156.00, Expires 07/24/15 (MLCS)	(42)	$(26,906)
30-Year U.S. Treasury Bond, Strike Price $159.00, Expires 08/15/15 (WF)	(13)	(9,953)
30-Year U.S. Treasury Bond, Strike Price $160.00, Expires 08/15/15 (MLCS)	(13)	(8,328)
90-Day Euro, Strike Price $99.25, Expires 12/14/15 (MLCS)	(43)	(25,800)

		(187,972)

	Notional
	Amount
Euro vs. U.S. Dollar, Strike Price $1.145, Expires 07/30/15 (CS)	$(3,600,000)	(21,754)
Euro-Bund, Strike Price $1,535.00, Expires 07/24/15 (MLCS)	(13,000)	4,336
Euro-Bund, Strike Price $1,540.00, Expires 07/24/15 (MLCS)	(22,000)	4,126
Euro-Bund, Strike Price $1,545.00, Expires 07/24/15 (MLCS)	(26,000)	109
Euro-Bund, Strike Price $1,550.00, Expires 07/24/15 (MLCS)	(9,000)	1,274
Euro-Bund, Strike Price $1,560.00, Expires 07/24/15 (MLCS)	(11,000)	(1,670)
U.S. Dollar vs. Indonesian Rupiahs, Strike Price $65.00, Expires 07/15/15 (JPM)	(400,000)	(231)

		(13,810)

		(201,782)

Call Swaptions — 0.0%
3-Month LIBOR, Strike Price 2.35%, Expires 08/03/15 (MSCS)	(400,000,000)	(22,400)

	Number of
	Contracts
Put Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $123.50, Expires 07/24/15 (MLCS)	(13)	(1,422)
10-Year U.S. Treasury Note, Strike Price $125.00, Expires 07/24/15 (MSCS)	(24)	(9,000)
10-Year U.S. Treasury Note, Strike Price $125.50, Expires 07/24/15 (MSCS)	(14)	(7,438)
30-Year U.S. Treasury Bond, Strike Price $144.00, Expires 07/24/15 (MLCS)	(33)	(10,312)
30-Year U.S. Treasury Bond, Strike Price $145.00, Expires 07/24/15 (MLCS)	(29)	(12,234)
90-Day Euro, Strike Price $99.25, Expires 12/14/15 (MLCS)	(43)	(2,688)

	Number of
	Contracts	Value
U.S, Treasury Long Bond, Strike Price $145.00, Expires 07/02/15 (MLCS)	(54)	$(844)

		(43,938)

	Notional
	Amount
30-Year Federal National Mortgage Association Bond, Strike Price $101.77, Expires 0/07/15 (JPM)	$(10,000)	(413)
30-Year Federal National Mortgage Association Bond, Strike Price $102.10, Expires 0/07/15 (CS)	(10,000)	(792)
30-Year Federal National Mortgage Association Bond, Strike Price $102.28, Expires 0/07/15 (JPM)	(10,000)	(1,092)
Dow Jones iTraxx, Strike Price $0.95, Expires 08/19/15 (BNP)	(19,000)	(3,813)
Dow Jones iTraxx, Strike Price $0.95, Expires 08/19/15 (GSC)	(21,000)	(3,513)
Euro-Bund, Strike Price $1,440.00, Expires 07/24/15 (MLCS)	(11,000)	649
U.S. Dollar vs. Indonesian Rupiahs, Strike Price $61.50, Expires 07/15/15 (JPM)	(400,000)	(7)

		(8,981)

		(52,919)

Put Swaptions — 0.0%
3-Month LIBOR, Strike Price 2.50%, Expires 05/12/16 (MSCS)	(1,580,000,000)	(48,632)
3-Month LIBOR, Strike Price 2.50%, Expires 05/23/16 (MSCS)	(3,680,000,000)	(117,852)
3-Month LIBOR, Strike Price 2.50%, Expires 09/21/15 (RBS)	(9,700,000)	(8,289)
3-Month LIBOR, Strike Price 2.75%, Expires 08/03/15 (MSCS)	(400,000,000)	(9,999)

		(184,772)

Total Written Options
(Premiums received $(685,635))		(461,873)

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
SECURITIES SOLD SHORT — (1.0)%
U.S. Treasury Notes
1.63%, 08/15/22	$(8,100,000)	$(7,852,569)
2.75%, 11/15/23	(900,000)	(935,648)

Total Securities Sold Short (Proceeds $(8,923,724))		(8,788,217)

TBA SALE COMMITMENT — (0.8)%
Federal National Mortgage Association
3.00%, 07/01/42 TBA (Proceeds $(6,920,781))	(7,000,000)	(6,973,887)

Liabilities in Excess of Other Assets — (21.2)%		(194,190,428)

NET ASSETS — 100.0%		$916,944,338

PORTFOLIO SUMMARY (based on net assets)

	%
Mortgage-Backed Securities	34.0
U.S. Treasury Obligations	31.2
Corporate Bonds	19.4
Money Market Funds	14.7
Foreign Bonds	13.8
Asset-Backed Securities	4.2
Agency Obligations	2.3
Municipal Bonds	1.5
Commercial Paper	1.3
Loan Agreements	0.3
Foreign Government Inflation-Linked Bond	0.2
Preferred Stocks	0.1
Purchased Options	—	**
Written Options	—	**
TBA Sale Commitment	(0.8)
Security Sold Short	(1.0)

	121.2

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

Swap agreements outstanding at June 30, 2015:

Maturity Date	Reference Obligation	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	950,000	$(11,059)	CITI	$(11,059)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	460,000	(5,331)	CITI	(3,757)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	430,000	(5,355)	CITI	(3,376)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	250,000	(2,910)	CITI	(1,588)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	220,000	(2,740)	CITI	(1,658)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	210,000	(2,445)	CITI	(1,273)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	190,000	(2,365)	CITI	(1,989)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	190,000	(2,365)	CITI	(1,886)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	180,000	(2,241)	CITI	(1,912)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	140,000	(1,743)	CITI	(1,168)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	130,000	(1,618)	CITI	(1,452)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	120,000	(1,390)	CITI	(1)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	120,000	(1,391)	CITI	(774)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	120,000	(1,391)	CITI	(785)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	120,000	(1,397)	CITI	(165)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	120,000	(1,494)	CITI	(1,325)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	120,000	(1,494)	JPM	(1,197)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	80,000	(927)	CITI	45
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	80,000	(996)	CITI	(754)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	60,000	(695)	CITI	(390)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	60,000	(698)	CITI	(398)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	60,000	(747)	JPM	(578)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	50,000	(582)	CITI	(308)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	40,000	(465)	CITI	(42)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	30,000	(349)	BOA	(206)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	20,000	(233)	BOA	(127)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	20,000	(249)	CITI	(153)

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Maturity Date	Reference Obligation	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
06/20/19	Peoples Republic of China, 4.25% due 10/28/14	(1.00)%	USD	10,000	$(116)	JPM	$(67)
09/20/20	Credit Suisse, Inc., 6.50%, due 01/15/12	(1.00)%	USD	300,000	(6,522)	GSC	(10,562)

					$(61,308)		$(48,905)

Maturity Date	Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
05/20/17	Federated Republic of Brazil, 12.50% due 03/06/30	0.02%	(1.04)%	USD	1,000,000	$(8,681)	DEUT	$(8,681)
09/20/17	GMAC LLC, 6.88% due 08/28/12	0.01%	(3.53)%	USD	2,300,000	116,708	DEUT	116,708
12/20/18	Goldman Sachs Group, Inc., 5.95% due 01/18/18	0.66%	(1.00)%	USD	700,000	8,398	MSCS	2,544

						$116,425		$110,571

Maturity Date	Reference Obligation	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
12/20/15	Dow Jones CDX.NA.HY15 Index	(5.00)%	USD	2,024,000	$(35,855)	CME	$(77,600)
06/20/20	Dow Jones CDX.NA.IG24 Index	0.00%	USD	11,300,000	163,162	CME	(35,011)

					$127,307		$(112,611)

Maturity Date	Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
06/20/16	Dow Jones CDX.NA.IG16 Index	0.16%	1.00%	USD	4,825,000	$41,311	JPM	$37,372
06/20/16	Dow Jones CDX.NA.IG16 Index	0.16%	1.00%	USD	3,000,000	25,685	BOA	24,359

						$66,996		$61,731

Maturity Date	Reference Obligation	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
06/17/16	U.S. Federal Funds Rate	(0.50)%	USD	6,700,000	$(11,682)	CME	$(4,379)
01/02/17	Brazil CETIP Interbank Deposit	12.27%	BRL	20,000	(59)	DEUT	(59)
01/02/17	Brazil CETIP Interbank Deposit	12.65%	BRL	10,000	(3)	DEUT	(3)
03/07/17	3-Month KORIBOR	2.88%	KRW	706,340,000	12,882	CITI	12,882
09/16/17	3-Month LIBOR	(1.50)%	USD	9,000,000	(80,761)	BAR	(24,913)
10/06/17	6-Month LIBOR	(1.84)%	GBP	10,000,000	(187,355)	CME	(15,265)
10/15/17	3-Month KORIBOR	2.53%	KRW	3,619,650,000	41,748	DEUT	41,748
10/28/17	3-Month KORIBOR	2.17%	KRW	382,410,000	3,482	CITI	3,482
12/14/17	3-Month LIBOR	(1.75)%	USD	16,600,000	(20,240)	CME	(20,240)
12/16/17	6-Month LIBOR	(1.50)%	GBP	6,700,000	(33,216)	CME	(18,224)

See Notes to Financial Statements.

Maturity Date	Reference Obligation	Fixed Deal (Pay) Rate	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
11/14/18	3-Month KLIBOR	(3.88)%	MYR	860,000	$(652)	DEUT	$(652)
11/19/18	3-Month KLIBOR	(3.92)%	MYR	960,000	(1,060)	CITI	(1,060)
12/11/18	3-Month KLIBOR	(3.97)%	MYR	1,570,000	(2,560)	JPM	(2,560)
02/05/20	MXN-TIIE-Banxico	5.27%	MXN	270,500,000	49,719	CME	57,937
02/06/20	3-Month LIBOR	5.62%	USD	12,200,000	10,708	CME	4,895
05/05/20	3-Month LIBOR	2.18%	USD	4,670,000	(18,445)	CME	(19,959)
09/16/20	3-Month LIBOR	3.00%	USD	3,200,000	95,931	BAR	(208,795)
09/16/20	3-Month LIBOR	(2.25)%	USD	3,000,000	(53,324)	BAR	(16,223)
12/16/20	3-Month LIBOR	(2.00)%	USD	13,600,000	7,148	CS	(51,896)
12/16/20	3-Month LIBOR	(2.00)%	USD	3,500,000	(27,121)	CME	(10,996)
06/24/21	3-Month LIBOR	2.92%	USD	4,300,000	1,957	BAR	4,557
09/21/21	MXN-TIIE-Banxico	6.07%	MXN	5,400,000	6,941	CME	6,941
11/17/21	MXN-TIIE-Banxico	5.43%	MXN	30,100,000	(34,046)	CME	(22,554)
09/16/22	3-Month LIBOR	(2.50)%	USD	4,400,000	(82,606)	BAR	(103,948)
12/16/22	3-Month LIBOR	(2.25)%	USD	106,300,000	464,851	CS	(417,794)
08/08/23	3-Month KORIBOR	(3.45)%	KRW	1,328,210,000	(119,348)	CITI	(119,348)
08/14/23	3-Month KLIBOR	(4.49)%	MYR	220,000	(984)	DEUT	(984)
08/16/23	3-Month KORIBOR	(3.49)%	KRW	185,320,000	(17,402)	CITI	(17,402)
08/19/23	3-Month KORIBOR	(3.56)%	KRW	228,920,000	(22,277)	JPM	(22,282)
09/26/23	3-Month KLIBOR	(4.33)%	MYR	370,000	(421)	JPM	(421)
11/15/23	3-Month KLIBOR	(4.45)%	MYR	600,000	(2,710)	CITI	(2,710)
12/23/23	3-Month KORIBOR	(3.47)%	KRW	239,520,000	(21,984)	CITI	(21,984)
01/07/24	3-Month KORIBOR	(3.47)%	KRW	172,160,000	(16,358)	CITI	(16,358)
01/13/24	3-Month KORIBOR	(3.45)%	KRW	71,390,000	(6,676)	JPM	(6,676)
11/13/24	6-Month LIBOR	(2.45)%	GBP	1,200,000	(57,986)	CME	(57,895)
05/06/25	MXN-TIIE-Banxico	6.53%	MXN	11,400,000	10,734	CME	5,008
09/16/25	3-Month LIBOR	(2.75)%	USD	3,400,000	(72,344)	BAR	(72,344)
12/16/25	3-Month LIBOR	(2.50)%	USD	2,000,000	16,302	CS	(14,044)
05/05/27	3-Month LIBOR	(2.61)%	USD	1,520,000	44,028	BAR	45,178
06/24/29	3-Month LIBOR	(3.22)%	USD	1,100,000	1,284	BAR	(1,764)
11/29/29	MXN-TIIE-Banxico	6.77%	MXN	23,400,000	7,169	CME	7,169
01/14/30	United Kingdom Retail Price Index	3.14%	GBP	1,410,000	(49,941)	GSC	(49,941)
12/18/43	3-Month LIBOR	(3.00)%	USD	2,700,000	(47,685)	JPM	(492,771)
12/15/44	United Kingdom Retail Price Index	(3.53)%	GBP	100,000	7,509	CS	6,692
12/15/44	United Kingdom Retail Price Index	3.45%	GBP	100,000	(585)	CS	(232)
12/16/45	3-Month LIBOR	(2.75)%	USD	18,500,000	870,272	CME	(194,050)
12/16/45	3-Month LIBOR	(2.75)%	USD	9,700,000	456,305	CS	(107,442)

					$1,119,139		$(1,941,679)

Maturity Date	Fixed Deal Rate	Notional Amount of Currency Received	Currency	Fixed Pay Rate	Notional Amount of Currency Delivered	Currency	Market Value	Counter- party	Unrealized Appreciation (Depreciation)
Cross Currency Swap
12/16/25	3-Month EURIBOR	5,900,000	EUR	3-Month LIBOR	6,858,750	USD	$198,747	CITI	$213,774

Total Swap agreements outstanding at June 30, 2015							$1,567,306		$(1,717,119)

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$20,825,284	$—	$20,825,284	$—
Asset-Backed Securities	38,865,316	—	30,975,243	7,890,073
Commercial Paper	11,698,660	—	11,698,660	—
Corporate Bonds	178,225,698	—	178,141,962	83,736
Foreign Bonds:
Australia	5,838,426	—	5,838,426	—
Austria	241,875	—	241,875	—
Bermuda	866,077	—	866,077	—
Brazil	1,382,171	—	1,382,171	—
Canada	3,674,640	—	3,674,640	—
Cayman Islands	1,707,161	—	1,707,161	—
Chile	395,050	—	395,050	—
Colombia	1,745,940	—	1,745,940	—
Costa Rica	194,500	—	194,500	—
Croatia (Hrvatska)	206,626	—	206,626	—
Dominican Republic	421,311	—	421,311	—
France	10,254,805	—	10,254,805	—
Germany	3,740,161	—	3,740,161	—
Greece	477,157	—	477,157	—
Guernsey	1,399,128	—	1,399,128	—
Iceland	14	—	—	14
India	523,204	—	523,204	—
Indonesia	946,876	—	946,876	—
Ireland	3,346,484	—	3,346,484	—
Israel	2,307,900	—	2,307,900	—
Italy	10,702,355	—	10,702,355	—
Japan	1,151,270	—	1,151,270	—
Jersey	248,478	—	248,478	—
Jordan	1,239,004	—	1,239,004	—
Luxembourg	894,370	—	894,370	—
Mexico	16,706,579	—	16,706,579	—
Morocco & Antilles	429,187	—	429,187	—
Netherlands	10,342,971	—	10,342,971	—
New Zealand	220,826	—	220,826	—
Norway	499,627	—	499,627	—
Peru	312,000	—	312,000	—
Poland	6,099,000	—	6,099,000	—
Russia	943,073	—	943,073	—
South Africa	955,326	—	955,326	—
South Korea	3,509,436	—	3,509,436	—
Spain	295,729	—	295,729	—
Supranational	396,825	—	396,825	—
Sweden	1,594,893	—	1,594,893	—
Switzerland	7,684,950	—	7,684,950	—
Turkey	3,125,390	—	1,533,390	1,592,000
United Kingdom	15,669,687	—	15,669,687	—
Virgin Islands (British)	4,220,245	—	4,220,245	—
Foreign Government Inflation-Linked Bond	1,769,339	—	—	1,769,339
Loan Agreements	2,757,706	—	2,757,706	—

See Notes to Financial Statements.

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Money Market Funds	$134,918,986	$134,918,986	$—	$—
Mortgage-Backed Securities	311,372,042	—	284,209,760	27,162,282
Municipal Bonds	13,559,109	—	13,559,109	—
Preferred Stock	620,376	620,376	—	—
Purchased Options	219,912	11,759	208,153	—
U.S. Treasury Obligations	285,615,588	—	285,615,588	—

Total Assets — Investments in Securities	$1,127,358,743	$135,551,121	$953,310,178	$38,497,444

Other Financial Instruments***
Swap Agreements	$1,567,306	—	$1,567,306	—

Total Assets — Other Financial Instruments	$1,567,306	$—	$1,567,306	$—

Liabilities:
Investments in Securities:
Securities Sold Short	$(8,788,217)	$—	$(8,788,217)	$—
TBA Sale Commitment	(6,973,887)	—	(6,973,887)	—
Written Options	(461,873)	(223,086)	(238,787)	—

Total Liabilities — Investments in Securities	$(16,223,977)	$(223,086)	$(16,000,891)	$—

Other Financial Instruments***
Futures Contracts	$(3,062,672)	$(3,062,672)	$—	$—
Forward Foreign Currency Contracts	(541,622)	—	(541,622)	—

Total Liabilities — Other Financial Instruments	$(3,604,294)	$(3,062,672)	$(541,622)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, foreign government inflation-linked note and mortgage-backed securities are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

					Foreign
					Government
		Asset-			Inflation-	Mortgage-
	Total	Backed	Corporate	Foreign	Linked	Backed
	Value	Securities	Bonds	Bonds	Note	Securities
Balance, 12/31/14	$12,902,321	$2,138,585	$1,259,902	$211,147	$1,903,946	$7,388,741
Accrued discounts/premiums	3,092	8,214	(1,764)	1,345	(216)	(4,487)
Realized gain (loss)(1)	1,954,948	65,548	(1,840)	1,887,466	—	3,774
Change in unrealized appreciation (depreciation)(2)	(276,227)	47,907	(82,465)	(20,242)	(134,391)	(87,036)
Purchases	29,814,781	7,048,016	—	1,612,000	—	21,154,765
Sales	(2,720,165)	(1,408,671)	(74,894)	—	—	(1,236,600)
Transfers in to Level 3(3)	299,585	—	—	—	—	299,585
Transfers out of Level 3(4)	(1,015,203)	—	(1,015,203)	—	—	—
Maturities	(2,099,702)	—	—	(2,099,702)	—	—
Paydowns	(365,986)	(9,526)	—	—	—	(356,460)

Balance, 06/30/15	$38,497,444	$7,890,073	$83,736	$1,592,014	$1,769,339	$27,162,282

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.
(2)

Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities and Net change in unrealized appreciation (depreciation) on: Option contracts written.

(3)

Transfers in to Level 3 represent the value of securities at June 30, 2015 that were transferred from Level 1 and Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

(4)

Transfers out of Level 3 represent the value of securities at June 30, 2015 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Par	Value
ASSET-BACKED SECURITY — 1.1%
Citibank Credit Card Issuance Trust
6.15%, 06/15/39 (Cost $3,055,209)	$2,300,000	$2,978,684

CORPORATE BONDS — 53.9%
21st Century Fox America, Inc.
4.75%, 09/15/44Δ	1,847,000	1,812,985
AbbVie, Inc.
4.70%, 05/14/45	1,154,000	1,139,623
AES Corporation
4.88%, 05/15/23	60,000	56,700
Aflac, Inc.
6.45%, 08/15/40	4,705,000	5,729,495
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	105,000	108,806
Alcoa, Inc.
5.87%, 02/23/22	10,000	10,800
6.75%, 01/15/28Δ	235,000	262,613
5.95%, 02/01/37	85,000	85,212
Ally Financial, Inc.
8.00%, 11/01/31	177,000	212,621
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	469,130	546,337
American International Group, Inc.
4.38%, 01/15/55Δ	3,170,000	2,835,755
Andarko Holding Co.
7.15%, 05/15/28	250,000	305,690
Anthem, Inc.
6.38%, 06/15/37Δ	1,208,000	1,383,190
AT&T, Inc.
4.50%, 05/15/35	529,000	487,850
4.30%, 12/15/42	1,242,000	1,068,464
4.35%, 06/15/45	1,120,000	959,881
4.75%, 05/15/46	506,000	462,224
Bank of America Corporation
6.11%, 01/29/37	900,000	1,011,888
Bank of America NA
6.00%, 10/15/36Δ	5,000,000	5,951,855
Barrick North America Finance LLC
5.70%, 05/30/41	2,582,000	2,367,302
BorgWarner, Inc.
4.38%, 03/15/45	727,000	682,878
Brocade Communications Systems, Inc. 1.38%,
01/01/20 CONV 144AΔ	60,000	62,550
Bruce Mansfield Unit
6.85%, 06/01/34Δ	942,217	958,948
California Institute of Technology
4.70%, 11/01/11	3,030,000	2,927,450
CBS Corporation
4.60%, 01/15/45Δ	1,298,000	1,163,419
CenturyLink, Inc.
6.45%, 06/15/21	260,000	263,250
6.88%, 01/15/28Δ	65,000	62,725
7.65%, 03/15/42	295,000	268,450
Chesapeake Energy Corporation
6.63%, 08/15/20Δ	10,000	9,800

	Par	Value
6.88%, 11/15/20	$15,000	$14,700
2.75%, 11/15/35 CONVΔ	75,000	74,625
2.50%, 05/15/37 CONV	200,000	190,500
2.25%, 12/15/38 CONV	50,000	43,625
Ciena Corporation 3.75%,
10/15/18 CONV 144A	155,000	211,769
Citigroup, Inc.
8.13%, 07/15/39	3,584,000	5,160,620
Cliffs Natural Resources, Inc.
4.80%, 10/01/20Δ	40,000	19,200
4.88%, 04/01/21	25,000	11,875
6.25%, 10/01/40Δ	75,000	33,375
Comcast Corporation
4.20%, 08/15/34	2,612,000	2,524,064
4.50%, 01/15/43	1,460,000	1,430,974
ConocoPhillips Co.
4.30%, 11/15/44Δ	1,983,000	1,900,424
Continental Airlines 1999-2 Class B Pass Through Trust
7.57%, 09/15/21	25,620	26,261
Continental Resources, Inc.
4.50%, 04/15/23	5,000	4,829
3.80%, 06/01/24Δ	70,000	64,014
Corning, Inc.
7.25%, 08/15/36	850,000	1,073,150
Cummins, Inc.
5.65%, 03/01/98	1,620,000	1,707,713
Darden Restaurants, Inc.
6.00%, 08/15/35Δ	990,000	1,012,849
DCP Midstream LLC
6.45%, 11/03/36 144A	490,000	472,274
Devon Energy Corporation
5.00%, 06/15/45Δ	970,000	961,282
Dillard’s, Inc.
7.00%, 12/01/28	500,000	555,000
Dow Chemical Co.
9.40%, 05/15/39	920,000	1,388,768
DPL, Inc.
6.75%, 10/01/19 144AΔ	173,000	184,678
Enterprise Products Operating LLC
5.10%, 02/15/45	595,000	580,897
4.95%, 10/15/54	515,000	481,423
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	1,222,500
Ford Motor Co.
6.63%, 10/01/28	680,000	830,020
6.38%, 02/01/29	1,255,000	1,484,041
FTS International, Inc.
6.25%, 05/01/22Δ	90,000	66,600
General Electric Capital Corporation
6.75%, 03/15/32	2,000,000	2,600,738
6.15%, 08/07/37	3,000,000	3,737,532
5.88%, 01/14/38	150,000	179,764
General Motors Financial Co., Inc.
3.45%, 04/10/22	130,000	127,571
Genworth Holdings, Inc.
4.90%, 08/15/23Δ	115,000	102,098
4.80%, 02/15/24Δ	45,000	39,375
6.50%, 06/15/34	50,000	45,125
Global Marine, Inc.
7.00%, 06/01/28Δ	20,000	14,900

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Goldman Sachs Group, Inc.
6.75%, 10/01/37	$500,000	$588,278
HCA, Inc.
7.58%, 09/15/25	1,000,000	1,115,000
7.05%, 12/01/27	500,000	527,500
HJ Heinz Co.
5.20%, 07/15/45 144A	655,000	673,813
Home Depot, Inc.
4.25%, 04/01/46	2,098,000	2,042,382
HSBC Bank USA NA
7.00%, 01/15/39	4,248,000	5,507,991
Intel Corporation
3.25%, 08/01/39 CONV	1,155,000	1,759,215
International Paper Co.
8.70%, 06/15/38	2,643,000	3,632,256
iStar Financial, Inc.
7.13%, 02/15/18Δ	180,000	188,091
Jefferies Group LLC
6.45%, 06/08/27	50,000	54,516
3.88%, 11/01/29 CONV	65,000	66,584
6.25%, 01/15/36	185,000	184,500
6.50%, 01/20/43	1,990,000	1,950,377
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	385,000	263,481
5.60%, 07/15/41Δ	2,547,000	2,893,935
4.95%, 06/01/45Δ	1,912,000	1,865,726
KB Home
1.38%, 02/01/19 CONV	30,000	29,344
Kinder Morgan Energy Partners LP
5.80%, 03/15/35Δ	280,000	277,109
5.00%, 08/15/42	271,000	236,595
Kinder Morgan, Inc.
5.55%, 06/01/45	2,218,000	2,057,217
Kraft Foods Group, Inc.
6.88%, 01/26/39	267,000	328,230
6.50%, 02/09/40	1,000,000	1,179,444
Level 3 Communications, Inc.
5.75%, 12/01/22Δ	65,000	65,000
Level 3 Financing, Inc.
5.63%, 02/01/23 144AΔ	430,000	435,912
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144A	1,400,000	1,641,924
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37Δ	240,000	286,101
Marathon Petroleum Corporation
5.00%, 09/15/54Δ	1,241,000	1,128,941
Masco Corporation
7.75%, 08/01/29	275,000	319,000
6.50%, 08/15/32Δ	55,000	58,300
Mead Corporation
7.55%, 03/01/47@	515,000	608,532
Medtronic, Inc.
4.63%, 03/15/45 144A	1,852,000	1,879,419
MetLife, Inc.
5.88%, 02/06/41	2,675,000	3,153,937
6.40%, 12/15/66	310,000	341,000
Monsanto Co.
4.70%, 07/15/64Δ	537,000	466,892
Morgan Stanley
4.75%, 11/16/18(A)	295,000	235,386
3.13%, 08/05/21(C)	235,000	193,518
4.10%, 05/22/23	300,000	301,063

	Par	Value
6.25%, 08/09/26	$600,000	$720,166
4.35%, 09/08/26	410,000	402,630
4.30%, 01/27/45	1,092,000	1,022,841
Motorola Solutions, Inc.
6.63%, 11/15/37	46,000	50,726
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	125,106
Navient Corporation
5.00%, 06/15/18Δ	335,000	334,581
5.88%, 10/25/24Δ	20,000	18,850
New Albertsons, Inc.
7.45%, 08/01/29Δ	55,000	53,075
8.70%, 05/01/30	25,000	25,500
8.00%, 05/01/31	295,000	293,525
Newell Rubbermaid, Inc.
4.00%, 12/01/24	200,000	202,969
Noble Energy, Inc.
5.05%, 11/15/44Δ	1,016,000	977,097
Old Republic International Corporation
3.75%, 03/15/18 CONVΔ	2,255,000	2,673,584
4.88%, 10/01/24	230,000	238,826
Owens Corning
7.00%, 12/01/36	2,360,000	2,704,175
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	1,750,000	2,320,215
Phillips 66
4.65%, 11/15/34	1,271,000	1,247,317
4.88%, 11/15/44	1,000,000	958,773
Phillips 66 Partners LP
4.68%, 02/15/45	417,000	368,475
Priceline Group, Inc.
0.90%,
09/15/21 CONV 144AΔ	110,000	105,188
Prudential Financial, Inc.
6.63%, 06/21/40	3,912,000	4,823,320
5.63%, 05/12/41	987,000	1,086,806
PulteGroup, Inc.
6.38%, 05/15/33Δ	1,000,000	1,017,500
Quicken Loans, Inc.
5.75%, 05/01/25 144A	125,000	120,000
Qwest Corporation
7.25%, 09/15/25	490,000	560,433
6.88%, 09/15/33Δ	2,250,000	2,236,028
RPM International, Inc.
2.25%, 12/15/20 CONV	22,000	25,712
Sealed Air Corporation
4.88%, 12/01/22 144A	10,000	9,850
Sempra Energy
6.00%, 10/15/39	991,000	1,176,531
SLM Corporation
5.63%, 08/01/33	1,460,000	1,182,600
Sprint Capital Corporation
6.88%, 11/15/28	1,025,000	884,062
8.75%, 03/15/32	20,000	19,500
Sprint Communications, Inc.
6.00%, 11/15/22Δ	40,000	36,650
Sprint Corporation
7.13%, 06/15/24	15,000	13,952
Tenet Healthcare Corporation
5.00%, 03/01/19 144AΔ	225,000	225,844
Textron, Inc.
6.63%, 04/07/20(U)	160,000	288,867

See Notes to Financial Statements.

	Par	Value
Time Warner Cable, Inc.
4.50%, 09/15/42Δ	$45,000	$36,838
Toro Co.
6.63%, 05/01/37@	300,000	338,275
Tyson Foods, Inc.
5.15%, 08/15/44Δ	895,000	923,802
United Air Lines 2014-1 Class A Pass Through Trust
4.00%, 10/11/27Δ	115,000	115,575
United States Steel Corporation
6.65%, 06/01/37Δ	95,000	85,025
University of Pennsylvania
4.67%, 09/01/12	3,370,000	3,312,400
University of Southern California
5.25%, 10/01/11	2,779,000	3,277,658
US Airways 2012-1 Class A Pass Through Trust
5.90%, 04/01/26	396,571	448,125
Verizon Communications, Inc.
6.00%, 04/01/41	2,593,000	2,862,286
5.01%, 08/21/54	491,000	452,368
4.67%, 03/15/55 144A	580,000	506,670
Verizon Maryland, Inc.
5.13%, 06/15/33Δ	150,000	147,007
Wells Fargo & Co.
5.61%, 01/15/44	4,912,000	5,406,805
Weyerhaeuser Co.
6.88%, 12/15/33	580,000	697,531

Total Corporate Bonds (Cost $137,862,017)		149,476,062

FOREIGN BONDS — 19.2%
Australia — 3.0%
Barrick PD Australia Finance Proprietary, Ltd.
5.95%, 10/15/39Δ	2,870,000	2,766,861
BHP Billiton Finance (USA), Ltd.
5.00%, 09/30/43	1,846,000	1,923,558
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	730,000	616,807
3.50%, 03/20/19(A)	60,000	48,150
Rio Tinto Finance USA, Ltd.
5.20%, 11/02/40	2,946,000	3,013,469

		8,368,845

Brazil — 0.3%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	858,424

Canada — 4.2%
Bombardier, Inc.
6.00%, 10/15/22 144AΔ	745,000	664,912
Canada Generic Residual STRIP
0.00%, 06/01/25(C)Ω†	3,685,000	2,494,205
Glencore Finance Canada, Ltd.
6.00%, 11/15/41 144A	1,979,000	1,928,146
Ontario Generic Residual STRIP
0.00%, 03/08/29(C)Ω†	4,600,000	2,435,974
Saskatchewan Residual STRIP
0.00%, 02/04/22(C)Ω†	3,000,000	2,054,844

	Par	Value
Talisman Energy, Inc.
6.25%, 02/01/38	$450,000	$443,111
TransCanada PipeLines, Ltd.
6.20%, 10/15/37	1,541,000	1,754,165

		11,775,357

Cayman Islands — 0.1%
Transocean, Inc.
6.50%, 11/15/20Δ	5,000	4,656
6.88%, 12/15/21Δ	40,000	36,100
4.30%, 10/15/22Δ	205,000	155,288
6.80%, 03/15/38Δ	5,000	3,762

		199,806

Ireland — 0.1%
eircom Finance, Ltd.
9.25%, 05/15/20 144A(E)	200,000	242,871

Italy — 0.6%
Telecom Italia Capital SA
6.38%, 11/15/33Δ	755,000	777,650
6.00%, 09/30/34	1,010,000	987,891

		1,765,541

Luxembourg — 0.4%
ArcelorMittal
7.75%, 10/15/39Δ	215,000	215,000
7.50%, 03/01/41Δ	975,000	960,375

		1,175,375

Malaysia — 0.1%
Telekom Malaysia Bhd
7.88%, 08/01/25 144A	225,000	293,605

Mexico — 1.1%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	159,300
8.46%, 12/18/36(M)	12,000,000	742,152
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,534,086
10.00%, 12/05/24(M)	3,500,000	285,690
7.50%, 06/03/27(M)	3,500,000	245,186
8.50%, 05/31/29(M)	500,000	37,980
7.75%, 05/29/31(M)	1,000,000	71,090

		3,075,484

Netherlands — 3.2%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.63%, 12/01/23	2,996,000	3,096,366
5.25%, 05/24/41	1,023,000	1,124,862
Enel Finance International NV
6.80%, 09/15/37 144A	100,000	120,934
6.00%, 10/07/39 144A	500,000	557,065
Koninklijke Philips NV
6.88%, 03/11/38	3,250,000	3,921,372
Petrobras Global Finance BV
5.63%, 05/20/43Δ	120,000	92,748

		8,913,347

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
New Zealand — 0.3%
New Zealand Government Bond
5.00%, 03/15/19(Z)	$945,000	$686,758

Norway — 0.4%
Norway Government Bond
4.25%, 05/19/17(K)	7,670,000	1,041,862
4.50%, 05/22/19(K)	265,000	38,323
3.75%, 05/25/21(K)	196,000	28,347

		1,108,532

Spain — 0.8%
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	82,129
7.05%, 06/20/36	1,720,000	2,118,698

		2,200,827

Supranational — 0.8%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,115,000	2,248,242

United Kingdom — 3.8%
Barclays Bank PLC
3.68%, 08/20/15(W)	740,000,000	668,518
Ensco PLC
5.75%, 10/01/44Δ	2,434,000	2,176,288
HBOS PLC
6.00%, 11/01/33 144A	925,000	1,002,413
Rio Tinto Finance USA PLC
4.13%, 08/21/42Δ	1,548,000	1,397,232
Standard Chartered PLC
5.20%, 01/26/24 144AΔ	2,514,000	2,636,902
5.70%, 03/26/44 144A	2,492,000	2,594,177

		10,475,530

Total Foreign Bonds (Cost $52,331,177)		53,388,544

MORTGAGE-BACKED SECURITY — 0.3%
Community Program Loan Trust 4.50%, 04/01/29 (Cost $816,232)	898,102	905,751

MUNICIPAL BONDS — 2.0%
State of Illinois, General Obligation
5.10%, 06/01/33	635,000	592,423
State of Illinois, General Obligation, Series B
5.52%, 04/01/38	425,000	370,668
University of California, Revenue Bond, Series AD
4.86%, 05/15/12	4,912,000	4,529,306

Total Municipal Bonds (Cost $5,828,881)		5,492,397

U.S. TREASURY OBLIGATIONS — 19.9%
U.S. Treasury Bill
0.07%, 07/16/15	1,500,000	1,499,996

U.S. Treasury Bonds
4.50%, 02/15/36	10,568,000	13,290,909
2.75%, 11/15/42Δ	1,200,000	1,116,563
2.88%, 05/15/43Δ	1,345,000	1,281,953
3.75%, 11/15/43Δ	466,300	524,587
3.63%, 02/15/44	5,439,600	5,981,433

	Par	Value
3.13%, 08/15/44Δ	$22,163,000	$22,202,827
3.00%, 11/15/44Δ	5,393,600	5,276,877
2.50%, 02/15/45Δ	810,000	713,035
3.00%, 05/15/45Δ	1,990,000	1,950,510

		52,338,694

U.S. Treasury Note
2.25%, 11/15/24	1,400,000	1,391,578

Total U.S. Treasury Obligations (Cost $57,352,975)		55,230,268

	Shares
PREFERRED STOCKS — 0.2%
Alcoa, Inc.,
5.38%, 10/01/17 CONVΔ	1,660	65,620
Ally Financial, Inc.,
7.00%, 12/31/49 144A	41	41,429
Chesapeake Energy Corporation,
5.00%, 12/31/49 CONVΔ	620	43,555
Chesapeake Energy Corporation,
5.75%, 12/31/49 CONV 144A	80	55,850
El Paso Energy Capital Trust I,
4.75%, 03/31/28 CONV	5,350	298,476

Total Preferred Stocks (Cost $441,832)		504,930

MONEY MARKET FUNDS — 10.7%
GuideStone Money Market Fund (Investor Class)¥	7,381,139	7,381,139
Northern Institutional Liquid Assets Portfolio§	22,442,980	22,442,980

Total Money Market Funds (Cost $29,824,119)		29,824,119

TOTAL INVESTMENTS — 107.3% (Cost $287,512,442)		297,800,755
Liabilities in Excess of Other Assets — (7.3)%		(20,240,917)

NET ASSETS — 100.0%		$277,559,838

PORTFOLIO SUMMARY (based on net assets)

%
Corporate Bonds	53.9
U.S. Treasury Obligations	19.9
Foreign Bonds	19.2
Money Market Funds	10.7
Municipal Bonds	2.0
Asset-Backed Security	1.1
Mortgage-Backed Security	0.3
Preferred Stocks	0.2

107.3

See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$2,978,684	$—	$2,978,684	$—
Corporate Bonds	149,476,062	—	149,449,801	26,261
Foreign Bonds	53,388,544	—	53,388,544	—
Money Market Funds	29,824,119	29,824,119	—	—
Mortgage-Backed Security	905,751	—	905,751	—
Municipal Bonds	5,492,397	—	5,492,397	—
Preferred Stocks	504,930	504,930	—	—
U.S. Treasury Obligations	55,230,268	—	55,230,268	—

Total Assets — Investments in Securities	$297,800,755	$30,329,049	$267,445,445	$26,261

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending June 30, 2015.

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Par	Value
CORPORATE BONDS — 36.5%
Acadia Healthcare Co., Inc.
12.88%, 11/01/18	$106,000	$116,335
5.13%, 07/01/22	110,000	109,450
Access Midstream Partners LP
6.13%, 07/15/22	150,000	159,433
Activision Blizzard, Inc.
5.63%, 09/15/21 144A	70,000	73,500
6.13%, 09/15/23 144A	60,000	64,500
AECOM Technology Corporation
5.75%, 10/15/22 144A	55,000	55,825
5.88%, 10/15/24 144AΔ	245,000	248,981
AES Corporation
8.00%, 06/01/20Δ	350,000	406,000
7.38%, 07/01/21	170,000	187,425
4.88%, 05/15/23Δ	1,710,000	1,615,950
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	275,000	284,969
Alcoa, Inc.
5.87%, 02/23/22	5,000	5,400
5.90%, 02/01/27Δ	825,000	876,562
6.75%, 01/15/28Δ	1,380,000	1,542,150
5.95%, 02/01/37	65,000	65,162
Ally Financial, Inc.
5.50%, 02/15/17	70,000	73,150
8.00%, 12/31/18	104,000	116,095
3.50%, 01/27/19	1,000,000	995,000
8.00%, 03/15/20Δ	161,000	189,980
5.13%, 09/30/24Δ	920,000	925,750
8.00%, 11/01/31	345,000	414,431
American Airlines Group, Inc.
5.50%, 10/01/19 144AΔ	1,825,000	1,843,250
American Axle & Manufacturing, Inc.
6.63%, 10/15/22	150,000	158,250
Anadarko Petroleum Corporation
5.95%, 09/15/16	10,000	10,552
6.38%, 09/15/17	80,000	87,838
Antero Resources Corporation
5.13%, 12/01/22	160,000	152,000
Anthem, Inc.
6.38%, 06/15/37	221,000	253,051
Appvion, Inc.
9.00%, 06/01/20 144A	170,000	107,950
Arch Coal, Inc.
9.88%, 06/15/19Δ	400,000	70,000
Ashtead Capital, Inc.
5.63%, 10/01/24 144AΔ	330,000	332,475
AT&T, Inc.
3.88%, 08/15/21	60,000	61,971
Atrium Windows & Doors, Inc.
7.75%, 05/01/19 144A	565,000	460,475
Atwood Oceanics, Inc.
6.50%, 02/01/20Δ	100,000	97,000
Avon Products, Inc.
7.70%, 03/15/43Δ	115,000	94,588
Ball Corporation
5.25%, 07/01/25	460,000	455,400
Bank of America Corporation
5.49%, 03/15/19	100,000	109,700
4.25%, 10/22/26	100,000	98,178

	Par	Value
6.11%, 01/29/37	$1,300,000	$1,461,616
6.50%, 10/29/49†	920,000	953,350
5.20%, 12/29/49†Δ	550,000	526,625
Barrick North America Finance LLC
5.75%, 05/01/43	1,000,000	965,180
Baxalta, Inc.
5.25%, 06/23/45 144A	120,000	120,926
Beazer Homes USA, Inc.
7.25%, 02/01/23	50,000	48,750
Best Buy Co., Inc.
5.00%, 08/01/18Δ	3,455,000	3,662,300
Blue Racer Midstream LLC
6.13%, 11/15/22 144AΔ	200,000	207,000
BreitBurn Energy Partners LP
8.63%, 10/15/20Δ	60,000	53,100
Brocade Communications Systems, Inc.
1.38%, 01/01/20 CONV 144AΔ	130,000	135,525
California Resources Corporation
6.00%, 11/15/24Δ	970,000	839,050
Calpine Corporation
5.88%, 01/15/24 144AΔ	304,000	323,000
Calumet Specialty Products Partners LP
6.50%, 04/15/21	230,000	227,700
Carrizo Oil & Gas, Inc.
6.25%, 04/15/23	330,000	332,475
CCO Holdings LLC
7.00%, 01/15/19	230,000	239,200
5.38%, 05/01/25 144AΔ	130,000	126,912
Cemex Finance LLC
9.38%, 10/12/22	550,000	615,312
Century Intermediate Holding Co. 2 Cash coupon
9.75%, 02/15/19 PIK 144A	130,000	135,688
CenturyLink, Inc.
7.60%, 09/15/39	755,000	687,994
Chemours Co.
6.63%, 05/15/23 144AΔ	1,055,000	1,024,669
7.00%, 05/15/25 144AΔ	195,000	189,638
Chesapeake Energy Corporation
6.63%, 08/15/20Δ	5,000	4,900
6.88%, 11/15/20	75,000	73,500
6.13%, 02/15/21	140,000	132,300
5.38%, 06/15/21Δ	80,000	72,800
4.88%, 04/15/22Δ	55,000	47,988
5.75%, 03/15/23Δ	140,000	127,400
2.75%, 11/15/35 CONVΔ	170,000	169,150
2.50%, 05/15/37 CONV	390,000	371,475
2.25%, 12/15/38 CONV	1,560,000	1,361,100
Chrysler Group LLC
8.25%, 06/15/21	200,000	218,500
Ciena Corporation
0.88%, 06/15/17 CONVΔ	2,090,000	2,108,287
3.75%, 10/15/18 CONV 144A	415,000	566,994
Cincinnati Bell Telephone Co. LLC
6.30%, 12/01/28	155,000	149,575

See Notes to Financial Statements.

	Par	Value
CIT Group, Inc.
5.00%, 08/15/22	$500,000	$496,250
5.00%, 08/01/23Δ	670,000	661,625
Citigroup, Inc.
5.13%, 11/12/19(Z)	640,000	451,142
3.50%, 05/15/23	1,305,000	1,276,276
5.35%, 04/29/49†Δ	360,000	339,390
6.30%, 12/29/49†Δ	1,330,000	1,300,075
Cleaver-Brooks, Inc.
8.75%, 12/15/19 144A	110,000	108,900
Cliffs Natural Resources, Inc.
6.25%, 10/01/40Δ	1,920,000	854,400
Cloud Peak Energy Resources LLC
6.38%, 03/15/24Δ	60,000	43,200
Colorado Interstate Gas Co. LLC
6.80%, 11/15/15Δ	125,000	127,652
Comcast Corporation
5.15%, 03/01/20	170,000	191,484
Communications Sales & Leasing, Inc.
8.25%, 10/15/23 144AΔ	410,000	403,850
Compiler Finance Sub, Inc.
7.00%, 05/01/21 144A	360,000	275,400
Concho Resources, Inc.
5.50%, 10/01/22	260,000	260,000
5.50%, 04/01/23	700,000	703,500
Concordia Healthcare Corporation
7.00%, 04/15/23 144AΔ	550,000	551,375
ConocoPhillips
6.50%, 02/01/39	20,000	24,870
Continental Airlines 2007-1 Class A Pass Through Trust
5.98%, 10/19/23	440,638	491,311
Continental Airlines 2009-1 Pass Through Trust
9.00%, 01/08/18	893,424	953,731
Continental Resources, Inc.
4.50%, 04/15/23	15,000	14,487
3.80%, 06/01/24Δ	145,000	132,600
Countrywide Financial Corporation
6.25%, 05/15/16Δ	280,000	291,056
Crestwood Midstream Partners LP
6.00%, 12/15/20	250,000	260,000
6.13%, 03/01/22	120,000	123,000
CSC Holdings LLC
6.75%, 11/15/21	210,000	222,075
5.25%, 06/01/24	140,000	135,100
CST Brands, Inc.
5.00%, 05/01/23Δ	170,000	170,000
CTR Partnership LP
5.88%, 06/01/21	500,000	511,250
Cummins, Inc.
5.65%, 03/01/98	860,000	906,564
D.R. Horton, Inc.
4.38%, 09/15/22	1,405,000	1,369,875
DaVita HealthCare Partners, Inc.
5.13%, 07/15/24	90,000	88,650

	Par	Value
Delta Air Lines 2007-1 Class B Pass Through Trust
8.02%, 02/10/24	$60,580	$69,515
Dillard’s, Inc.
7.75%, 07/15/26	890,000	1,034,625
DISH DBS Corporation
5.88%, 07/15/22	600,000	589,500
5.00%, 03/15/23	410,000	380,275
5.88%, 11/15/24	470,000	452,669
DJO Finance LLC
8.13%, 06/15/21 144A	830,000	856,975
DPL, Inc.
6.75%, 10/01/19 144AΔ	390,000	416,325
DS Services of America, Inc.
10.00%, 09/01/21 144A	265,000	310,050
Eagle Spinco, Inc.
4.63%, 02/15/21	520,000	506,350
El Paso LLC
7.75%, 01/15/32	80,000	92,133
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	90,000	111,297
8.38%, 06/15/32	75,000	90,986
Embarq Corporation
8.00%, 06/01/36	995,000	1,105,644
Enterprise Products Operating LLC
8.38%, 08/01/66†	60,000	63,000
ERAC USA Finance LLC
7.00%, 10/15/37 144A	1,065,000	1,305,808
ExamWorks Group, Inc.
5.63%, 04/15/23	550,000	566,010
EXCO Resources, Inc.
7.50%, 09/15/18Δ	150,000	96,000
Family Tree Escrow LLC
5.25%, 03/01/20 144AΔ	120,000	126,150
First Cash Financial Services, Inc.
6.75%, 04/01/21Δ	40,000	42,300
First Data Corporation
12.63%, 01/15/21Δ	320,000	370,400
FirstEnergy Corporation
7.38%, 11/15/31	185,000	225,977
Florida East Coast Holdings Corporation
6.75%, 05/01/19 144AΔ	630,000	633,150
9.75%, 05/01/20 144A	40,000	38,100
Ford Motor Co.
6.63%, 10/01/28	850,000	1,037,525
Fresenius Medical Care US Finance, Inc.
5.75%, 02/15/21 144A	750,000	802,500
Fresenius US Finance II, Inc.
8.75%, 07/15/15 144A(E)	30,000	33,518
Frontier Communications Corporation
7.88%, 01/15/27	405,000	376,650
FTS International, Inc.
6.25%, 05/01/22Δ	410,000	303,400
GameStop Corporation
5.50%, 10/01/19 144AΔ	295,000	304,219
General Electric Capital Corporation
6.50%, 09/28/15(Z)	255,000	173,924
6.75%, 09/26/16(Z)	150,000	105,643
3.15%, 09/07/22	330,000	331,648

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.75%, 03/15/32	$30,000	$39,011
General Motors Financial Co., Inc.
2.75%, 05/15/16	10,000	10,122
4.38%, 09/25/21	120,000	124,887
3.45%, 04/10/22	300,000	294,394
Genesis Energy LP
6.00%, 05/15/23	230,000	230,690
Genworth Holdings, Inc.
4.90%, 08/15/23Δ	250,000	221,952
4.80%, 02/15/24Δ	105,000	91,875
6.50%, 06/15/34Δ	110,000	99,275
Geo Group, Inc.
5.88%, 10/15/24Δ	100,000	103,500
Georgia-Pacific LLC
8.88%, 05/15/31	605,000	874,898
Global Marine, Inc.
7.00%, 06/01/28Δ	45,000	33,525
Goldman Sachs Capital II
4.00%, 12/29/49†	1,290,000	985,238
Goldman Sachs Group, Inc.
2.90%, 07/19/18	130,000	133,116
6.75%, 10/01/37	355,000	417,678
Goodyear Tire & Rubber Co.
7.00%, 03/15/28	690,000	734,850
Guitar Center, Inc.
9.63%, 04/15/20 144AΔ	200,000	167,000
Gulfmark Offshore, Inc.
6.38%, 03/15/22Δ	220,000	165,550
Gulfport Energy Corporation
7.75%, 11/01/20	30,000	31,575
Halcon Resources Corporation
8.88%, 05/15/21Δ	270,000	178,875
9.25%, 02/15/22Δ	1,440,000	932,400
Hardwoods Acquisition, Inc.
7.50%, 08/01/21 144AΔ	90,000	87,300
HCA, Inc.
7.19%, 11/15/15	205,000	209,356
7.50%, 02/15/22	500,000	575,625
7.50%, 12/15/23	770,000	850,850
8.36%, 04/15/24	90,000	106,650
5.38%, 02/01/25	370,000	376,956
7.69%, 06/15/25	815,000	929,100
7.58%, 09/15/25	715,000	797,225
7.05%, 12/01/27	20,000	21,100
7.50%, 11/06/33	205,000	224,475
7.75%, 07/15/36	120,000	129,000
Hercules Offshore, Inc.
10.25%, 04/01/19 144AΔ	250,000	87,500
8.75%, 07/15/21 144A@Δ	735,000	257,250
7.50%, 10/01/21 144A@	1,865,000	652,750
6.75%, 04/01/22 144A	70,000	24,675
Hercules, Inc.
6.50%, 06/30/29	250,000	228,750
Hexion Inc
9.00%, 11/15/20	185,000	135,050
Hiland Partners LP
7.25%, 10/01/20 144A	545,000	591,325
Hilton Worldwide Finance LLC
5.63%, 10/15/21	180,000	187,866
HJ Heinz Co.
4.25%, 10/15/20Δ	80,000	81,700
4.88%, 02/15/25 144A	330,000	360,112

	Par	Value
Howard Hughes Corporation
6.88%, 10/01/21 144A	$140,000	$149,100
IASIS Healthcare LLC
8.38%, 05/15/19	520,000	539,500
Idearc, Inc. Escrow
0.00%, 11/15/16+Ω† #	185,000	—
Intel Corporation
2.95%, 12/15/35 CONVΔ	580,000	699,262
3.25%, 08/01/39 CONV	460,000	700,640
International Lease Finance Corporation
3.88%, 04/15/18	10,000	10,075
6.25%, 05/15/19	75,000	81,281
4.63%, 04/15/21	300,000	303,750
5.88%, 08/15/22Δ	230,000	248,975
INVISTA Finance LLC
4.25%, 10/15/19 144A	915,000	905,850
iStar Financial, Inc.
3.88%, 07/01/16Δ	30,000	30,186
7.13%, 02/15/18	150,000	156,742
4.88%, 07/01/18	95,000	93,812
JC Penney Corporation, Inc.
6.38%, 10/15/36Δ	480,000	358,800
7.63%, 03/01/97	815,000	623,475
Jefferies Finance LLC
7.50%, 04/15/21 144A	275,000	275,646
6.88%, 04/15/22 144A	200,000	196,000
Jefferies Group LLC
5.13%, 04/13/18	55,000	58,479
6.88%, 04/15/21	270,000	309,794
5.13%, 01/20/23	305,000	315,363
6.45%, 06/08/27	35,000	38,161
3.88%, 11/01/29 CONV	55,000	56,341
6.25%, 01/15/36	1,135,000	1,131,931
6.50%, 01/20/43	510,000	499,845
JLL/ Delta Dutch Pledgeco BV Cash coupon 8.75% or PIK
9.50%, 05/01/20 144A	440,000	447,700
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	360,000	246,371
3.38%, 05/01/23	370,000	359,888
6.13%, 12/29/49†Δ	260,000	261,391
JPMorgan Chase Bank NA
4.38%, 11/30/21(E)†	350,000	408,377
Jurassic Holdings III, Inc.
6.88%, 02/15/21 144AΔ	60,000	47,100
K Hovnanian Enterprises, Inc.
7.00%, 01/15/19 144A	115,000	104,650
8.00%, 11/01/19 144A	165,000	153,450
5.00%, 11/01/21	795,000	680,719
KB Home
1.38%, 02/01/19 CONV	220,000	215,187
Key Energy Services, Inc.
6.75%, 03/01/21Δ	170,000	101,150
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	77,576
6.95%, 01/15/38	90,000	97,005
Lantheus Medical Imaging, Inc.
9.75%, 05/15/17	380,000	391,685
Lennar Corporation
4.75%, 11/15/22	315,000	311,062
Level 3 Communications, Inc.
5.75%, 12/01/22	150,000	150,000

See Notes to Financial Statements.

	Par	Value
Level 3 Financing, Inc.
7.00%, 06/01/20	$930,000	$989,288
8.63%, 07/15/20Δ	220,000	235,664
5.63%, 02/01/23 144AΔ	980,000	993,475
Linn Energy LLC
6.50%, 05/15/19	190,000	154,375
Magnum Hunter Resources Corporation
9.75%, 05/15/20Δ	470,000	423,000
MarkWest Energy Partners LP
5.50%, 02/15/23	240,000	247,500
4.88%, 12/01/24	460,000	451,950
Masco Corporation
5.85%, 03/15/17	90,000	95,850
7.75%, 08/01/29	250,000	290,000
6.50%, 08/15/32	175,000	185,500
MBIA Insurance Corporation
11.54%, 01/15/33 144AΔ	435,000	213,150
Meccanica Holdings USA, Inc.
6.25%, 01/15/40 144A	335,000	324,112
MedImpact Holdings, Inc.
10.50%, 02/01/18 144A	290,000	306,690
Merrill Lynch & Co., Inc.
6.05%, 06/01/34	700,000	801,721
Michael Baker International LLC
8.25%, 10/15/18 144A	100,000	97,250
Micron Technology, Inc.
5.25%, 08/01/23 144A	400,000	384,500
Mirant Mid Atlantic Pass Through Trust
10.06%, 12/30/28Δ	769,693	826,457
Morgan Stanley
4.75%, 11/16/18(A)	275,000	219,427
5.75%, 01/25/21	205,000	233,728
3.13%, 08/05/21(C)	535,000	440,561
3.75%, 02/25/23	125,000	126,518
4.10%, 05/22/23	370,000	371,311
6.25%, 08/09/26	400,000	480,111
4.35%, 09/08/26	940,000	923,103
Motorola Solutions, Inc.
6.63%, 11/15/37	105,000	115,788
Murphy Oil USA, Inc.
6.00%, 08/15/23	160,000	166,800
Murray Energy Corporation
11.25%, 04/15/21 144AΔ	710,000	598,175
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,501,273
Natural Resource Partners LP / NRP Finance Corporation
9.13%, 10/01/18Δ	70,000	62,300
Navient Corporation
5.00%, 06/15/18	700,000	699,125
8.45%, 06/15/18	472,000	525,714
5.50%, 01/15/19	75,000	76,659
4.88%, 06/17/19	220,000	218,350
8.00%, 03/25/20	230,000	257,025
5.88%, 03/25/21Δ	320,000	320,598
5.50%, 01/25/23	1,720,000	1,638,300
6.13%, 03/25/24Δ	1,480,000	1,420,800
5.88%, 10/25/24Δ	550,000	518,375
Neiman Marcus Group LTD LLC
Cash coupon 8.75% or PIK
9.50%, 10/15/21 144AΔ	130,000	140,238

	Par	Value
NES Rentals Holdings, Inc.
7.88%, 05/01/18 144A	$60,000	$60,900
Netflix, Inc.
5.50%, 02/15/22 144A	560,000	581,000
5.88%, 02/15/25 144A	380,000	395,242
Newell Rubbermaid, Inc.
4.00%, 12/01/24	445,000	451,606
Newfield Exploration Co.
5.63%, 07/01/24	955,000	969,325
Newmont Mining Corporation
4.88%, 03/15/42	575,000	484,135
Nine West Holdings Inc
6.13%, 11/15/34	130,000	60,450
NRG REMA LLC
9.68%, 07/02/26	300,000	323,250
NWH Escrow Corporation
7.50%, 08/01/21 144A	100,000	94,500
NXP Funding LLC
4.63%, 06/15/22 144A	430,000	425,162
Old Republic International Corporation
3.75%, 03/15/18 CONVΔ	1,600,000	1,897,000
4.88%, 10/01/24	520,000	539,954
Outfront Media Capital LLC
5.25%, 02/15/22Δ	110,000	111,650
5.88%, 03/15/25	170,000	175,100
Owens Corning
7.00%, 12/01/36	1,800,000	2,062,507
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144AΔ	1,500,000	1,471,875
Pactiv LLC
8.38%, 04/15/27	200,000	199,000
Parker Drilling Co.
6.75%, 07/15/22Δ	80,000	69,400
Parsley Energy LLC
7.50%, 02/15/22 144A	330,000	336,498
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	685,000	908,198
Penn Virginia Resource Partners LP
6.50%, 05/15/21Δ	160,000	169,400
Pioneer Natural Resources Co.
5.88%, 07/15/16	900,000	940,798
Priceline Group, Inc.
0.90%, 09/15/21 CONV 144AΔ	270,000	258,188
PulteGroup, Inc.
7.88%, 06/15/32	1,500,000	1,732,500
6.38%, 05/15/33	470,000	478,225
6.00%, 02/15/35	180,000	175,950
QEP Resources, Inc.
6.88%, 03/01/21	290,000	302,325
5.25%, 05/01/23Δ	1,900,000	1,828,750
Quicken Loans, Inc.
5.75%, 05/01/25 144AΔ	685,000	657,600
Quicksilver Resources, Inc.
11.00%, 07/01/21#	90,000	12,600
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	242,438
Qwest Corporation
7.25%, 09/15/25	615,000	703,400
6.88%, 09/15/33	2,500,000	2,484,475
7.25%, 10/15/35	110,000	113,295

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Rain CII Carbon LLC
8.50%, 01/15/21(E)	$100,000	$108,152
Range Resources Corporation
5.00%, 08/15/22	70,000	68,950
5.00%, 03/15/23Δ	240,000	236,400
Regency Energy Partners LP
5.88%, 03/01/22	340,000	362,418
5.00%, 10/01/22	80,000	81,383
Reliance Holding USA, Inc.
4.50%, 10/19/20 144A	540,000	572,624
Resolute Forest Products, Inc.
5.88%, 05/15/23Δ	190,000	173,850
Reynolds Group Issuer, Inc.
5.75%, 10/15/20Δ	60,000	61,650
Rice Energy, Inc.
6.25%, 05/01/22Δ	160,000	159,600
7.25%, 05/01/23 144A	140,000	144,200
Rock-Tenn Co.
4.00%, 03/01/23	430,000	437,826
RPM International, Inc.
2.25%, 12/15/20 CONV	47,000	54,931
RR Donnelley & Sons Co.
7.00%, 02/15/22Δ	495,000	533,981
6.00%, 04/01/24Δ	465,000	467,325
Ryerson, Inc.
9.00%, 10/15/17Δ	440,000	444,400
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	100,000	102,500
Samson Investment Co.
9.75%, 02/15/20	330,000	20,625
Sanchez Energy Corporation
7.75%, 06/15/21Δ	330,000	330,000
6.13%, 01/15/23Δ	330,000	297,000
SandRidge Energy, Inc.
7.50%, 02/15/23Δ	70,000	29,939
Sealed Air Corporation
4.88%, 12/01/22 144A	25,000	24,625
5.50%, 09/15/25 144AΔ	555,000	560,550
Service Corporation International
7.50%, 04/01/27	75,000	86,625
ServiceMaster Co. LLC
7.00%, 08/15/20	460,000	488,175
7.45%, 08/15/27	900,000	913,500
Sidewinder Drilling, Inc.
9.75%, 11/15/19 144A	820,000	520,700
Southern Copper Corporation
5.25%, 11/08/42	550,000	480,062
Spencer Spirit Holdings, Inc.
Cash coupon 9.00% or PIK
9.75%, 05/01/18 144A	206,000	209,090
Springleaf Finance Corporation
5.75%, 09/15/16	700,000	725,375
6.50%, 09/15/17	400,000	420,500
7.75%, 10/01/21	145,000	157,869
8.25%, 10/01/23Δ	55,000	62,012
Sprint Capital Corporation
6.88%, 11/15/28	2,915,000	2,514,188
8.75%, 03/15/32	945,000	921,375
Sprint Corporation
7.88%, 09/15/23Δ	510,000	498,678
7.63%, 02/15/25	390,000	368,550
Steel Dynamics, Inc.
6.38%, 08/15/22Δ	400,000	420,500

	Par	Value
Suburban Propane Partners LP
5.75%, 03/01/25Δ	$350,000	$350,875
Targa Resources Partners LP
5.00%, 01/15/18 144A	255,000	262,012
4.25%, 11/15/23	110,000	102,300
Taylor Morrison Communities, Inc.
5.25%, 04/15/21 144A	410,000	405,900
Tenet Healthcare Corporation
5.00%, 03/01/19 144A	560,000	562,100
6.75%, 06/15/23 144A	285,000	291,056
6.88%, 11/15/31	85,000	79,050
TerraForm Power Operating LLC
5.88%, 02/01/23 144A	250,000	255,000
Tesoro Logistics LP
6.25%, 10/15/22 144AΔ	100,000	104,000
Textron, Inc.
6.63%, 04/07/20(U)	130,000	234,704
Time Warner Cable, Inc.
8.75%, 02/14/19	190,000	225,832
8.25%, 04/01/19	40,000	47,082
4.50%, 09/15/42Δ	105,000	85,955
Time Warner, Inc.
4.00%, 01/15/22Δ	100,000	102,500
TMX Finance LLC
8.50%, 09/15/18 144A	50,000	41,250
Toys “R” Us, Inc.
7.38%, 10/15/18Δ	210,000	156,975
TransDigm, Inc.
7.50%, 07/15/21Δ	970,000	1,047,600
6.50%, 07/15/24	199,000	197,508
6.50%, 05/15/25 144AΔ	195,000	193,050
TRI Pointe Holdings, Inc.
4.38%, 06/15/19Δ	100,000	98,000
5.88%, 06/15/24	5,000	4,900
Triumph Group, Inc.
5.25%, 06/01/22Δ	50,000	49,625
United Air Lines 2007-1 Pass-Through Trust
6.64%, 01/02/24	199,782	214,266
United Air Lines 2009-1 Pass-Through Trust
10.40%, 05/01/18Δ	24,566	26,777
United Air Lines 2014-1 Class A Pass Through Trust
4.00%, 10/11/27Δ	250,000	251,250
United Air Lines 2014-2 Class B Pass Through Trust
4.63%, 03/03/24	90,000	91,800
United States Steel Corporation
6.65%, 06/01/37Δ	760,000	680,200
Universal Hospital Services, Inc.
7.63%, 08/15/20	380,000	353,400
US Airways 2012-1 Class A Pass Through Trust
5.90%, 04/01/26	288,807	326,352
US Airways 2012-1 Class B Pass Through Trust
8.00%, 04/01/21	505,925	571,695
US Airways 2012-1 Class C Pass Through Trust
9.13%, 10/01/15	217,637	221,445

See Notes to Financial Statements.

	Par	Value
US Airways 2012-2 Class A Pass Through Trust
4.63%, 12/03/26	$233,718	$244,674
Verizon Communications, Inc.
6.00%, 04/01/41	70,000	77,270
6.55%, 09/15/43	342,000	401,449
5.01%, 08/21/54	341,000	314,170
Verizon Pennsylvania LLC
6.00%, 12/01/28	35,000	37,445
Wells Fargo & Co.
4.48%, 01/16/24	124,000	130,679
5.88%, 12/29/49†	700,000	717,535
West Corporation
5.38%, 07/15/22 144A	490,000	458,150
Westvaco Corporation
8.20%, 01/15/30	145,000	196,017
7.95%, 02/15/31	45,000	58,010
WEX, Inc.
4.75%, 02/01/23 144A	440,000	426,800
Weyerhaeuser Co.
8.50%, 01/15/25	405,000	529,867
6.95%, 10/01/27	55,000	65,302
7.38%, 03/15/32	370,000	463,875
6.88%, 12/15/33	490,000	589,294
William Lyon Homes, Inc.
7.00%, 08/15/22	90,000	93,600
Williams Cos., Inc.
7.50%, 01/15/31	60,000	65,820
Windstream Services LLC
7.75%, 10/01/21Δ	220,000	202,400
XPO Logistics, Inc.
7.88%, 09/01/19 144AΔ	90,000	96,511
ZF North America Capital, Inc.
4.00%, 04/29/20 144A	150,000	150,375
4.50%, 04/29/22 144A	150,000	147,495
4.75%, 04/29/25 144AΔ	150,000	145,782

Total Corporate Bonds (Cost $146,247,171)		149,609,968

FOREIGN BONDS — 35.3%
Argentina — 0.0%
Pan American Energy LLC
7.88%, 05/07/21	106,000	108,782

Australia — 0.8%
Barminco Finance Proprietary, Ltd.
9.00%, 06/01/18 144AΔ	60,000	56,400
FMG Resources August 2006 Proprietary, Ltd.
9.75%, 03/01/22 144AΔ	510,000	527,850
6.88%, 04/01/22 144AΔ	380,000	267,900
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	2,620,000	2,213,747
Queensland Treasury Corporation
7.13%, 09/18/17 144A(Z)	275,000	201,443

		3,267,340

Bermuda — 0.5%
Digicel Group, Ltd.
8.25%, 09/30/20Δ	550,000	554,125
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	217,176

	Par	Value
Sirius International Group, Ltd.
6.38%, 03/20/17 144A	$1,250,000	$1,314,651

		2,085,952

Brazil — 1.4%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/17(B)	7,053,000	2,160,991
BRF SA
4.75%, 05/22/24 144AΔ	422,000	416,198
Federal Republic of Brazil
10.25%, 01/10/28(B)	5,250,000	1,784,841
Oi SA
5.75%, 02/10/22 144A	933,000	812,876
Telemar Norte Leste SA
5.50%, 10/23/20Δ	200,000	184,250
Vale SA
5.63%, 09/11/42Δ	395,000	334,632

		5,693,788

Canada — 5.0%
Air Canada
7.63%, 10/01/19 144A(C)	1,520,000	1,302,162
Bombardier, Inc.
6.00%, 10/15/22 144AΔ	1,645,000	1,468,162
Canadian Government Bond
1.50%, 08/01/15(C)	750,000	600,919
1.25%, 02/01/16(C)	3,545,000	2,849,453
0.25%, 05/01/17(C)	4,720,000	3,763,567
Methanex Corporation
5.25%, 03/01/22	75,000	80,350
New Red Finance, Inc.
6.00%, 04/01/22 144AΔ	290,000	298,700
Novelis, Inc.
8.75%, 12/15/20	30,000	31,875
Ontario Generic Residual STRIP
0.00%, 07/13/22(C)Ω†	2,600,000	1,789,275
0.00%, 03/08/29(C)Ω†	2,400,000	1,270,943
Pacific Rubiales Energy Corporation
5.38%, 01/26/19 144AΔ	540,000	444,960
Province of Manitoba
6.38%, 09/01/15(Z)	815,000	555,320
Province of Ontario
2.10%, 09/08/18(C)	3,500,000	2,897,126
Province of Quebec
6.75%, 11/09/15(Z)	2,650,000	1,815,529
Stone Container Finance Company of Canada II Escrow
0.00%, 07/15/14+Ω†	330,000	6,600
Teine Energy, Ltd.
6.88%, 09/30/22 144A	60,000	58,200
Ultra Petroleum Corporation
5.75%, 12/15/18 144AΔ	340,000	328,100
Valeant Pharmaceuticals International, Inc.
6.13%, 04/15/25 144AΔ	990,000	1,020,937
Whiting Canadian Holding Co ULC
8.13%, 12/01/19	90,000	94,669

		20,676,847

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Cayman Islands — 1.3%
Braskem Finance, Ltd.
5.75%, 04/15/21	$900,000	$859,500
Odebrecht Finance, Ltd.
4.38%, 04/25/25 144AΔ	1,070,000	820,904
Odebrecht Offshore Drilling Finance, Ltd.
6.75%, 10/01/23 144AΔ	459,550	330,876
Petrobras International Finance Co. SA
6.88%, 01/20/40	390,000	349,385
6.75%, 01/27/41	270,000	237,797
Transocean, Inc.
6.50%, 11/15/20Δ	10,000	9,312
6.88%, 12/15/21Δ	95,000	85,738
4.30%, 10/15/22Δ	430,000	325,725
6.80%, 03/15/38Δ	10,000	7,525
UPCB Finance IV, Ltd.
5.38%, 01/15/25 144A	250,000	239,875
Vale Overseas, Ltd.
6.88%, 11/21/36Δ	592,000	575,312
XLIT, Ltd.
6.38%, 11/15/24	585,000	690,710
6.25%, 05/15/27Δ	640,000	749,967

		5,282,626

Chile — 0.3%
AES Gener SA
5.25%, 08/15/21 144A	420,000	445,160
Corporation Nacional del Cobre de Chile
3.88%, 11/03/21 144A	420,000	433,221
Empresa Nacional de Telecomunicaciones SA
4.88%, 10/30/24 144A	220,000	222,577

		1,100,958

Colombia — 1.0%
Colombia Government International Bond
5.63%, 02/26/44	3,257,000	3,297,713
Colombian TES
10.00%, 07/24/24(X)	23,100,000	10,486
Ecopetrol SA
5.88%, 09/18/23Δ	220,000	231,550
4.13%, 01/16/25	230,000	212,819
Empresa de Energia de Bogota SA ESP
6.13%, 11/10/21 144A	250,000	265,000
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	260,000	273,975

		4,291,543

Cote D’Ivoire (Ivory Coast) — 0.1%
Ivory Coast Government International Bond
5.38%, 07/23/24 144A	520,000	492,700

Croatia (Hrvatska) — 0.1%
Croatia Government International Bond
5.50%, 04/04/23 144A	500,000	516,565

	Par	Value
Dominican Republic — 0.1%
Dominican Republic International Bond
5.50%, 01/27/25 144A	$480,000	$483,600

France — 0.9%
AXA SA
6.21%, 10/29/49(E)†	210,000	254,844
Electricite de France SA
5.25%, 01/29/49 144A†	380,000	381,900
5.63%, 12/29/49 144A†	1,360,000	1,388,220
Europcar Groupe SA
11.50%, 05/15/17(E)	123,000	152,994
5.75%, 06/15/22 144A(E)	170,000	193,315
Numericable-SFR
4.88%, 05/15/19 144A	870,000	863,475
5.63%, 05/15/24 144A(E)	160,000	180,383
Rexel SA
5.25%, 06/15/20 144A	210,000	219,450

		3,634,581

Germany — 3.3%
Bundesrepublik Deutschland
3.25%, 01/04/20(E)	4,240,000	5,411,878
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 04/15/23(E)Δ	2,813,000	3,470,269
0.50%, 04/15/30(E)	3,030,000	3,871,390
KP Germany Erste GmbH
11.63%, 07/15/17(E)	180,000	214,921
KraussMaffei Group GmbH
8.75%, 12/15/20(E)	234,000	280,441
ProGroup AG
5.13%, 05/01/22 144A(E)	100,000	113,994

		13,362,893

Honduras — 0.1%
Honduras Government International Bond
7.50%, 03/15/24	460,000	499,866

Hungary — 0.4%
Hungary Government International Bond
5.75%, 11/22/23	1,454,000	1,617,575

Iceland — 0.0%
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	150,000	2

India — 0.2%
ICICI Bank, Ltd.
4.80%, 05/22/19 144A	920,000	977,866

Indonesia — 0.9%
Indonesia Government International Bond
5.88%, 01/15/24 144A	400,000	443,000
6.63%, 02/17/37	225,000	255,375
5.25%, 01/17/42 144A	1,710,000	1,652,287
Pertamina Persero PT
5.25%, 05/23/21 144A	400,000	415,520
4.88%, 05/03/22	900,000	910,125

		3,676,307

Ireland — 0.2%
Ardagh Packaging Finance PLC
9.13%, 10/15/20 144A	200,000	211,000

See Notes to Financial Statements.

	Par	Value
7.00%, 11/15/20 144A	$35,294	$36,176
EDC Finance, Ltd.
4.88%, 04/17/20 144A	250,000	220,875
eircom Finance, Ltd.
9.25%, 05/15/20 144A(E)	200,000	242,871

		710,922

Italy — 2.3%
Enel SpA
7.75%, 09/10/75(U)†	440,000	751,166
Italy Buoni Poliennali Del Tesoro
4.50%, 03/01/24(E)	5,490,000	7,221,990
Telecom Italia Capital SA
6.38%, 11/15/33Δ	995,000	1,024,850
6.00%, 09/30/34	250,000	244,527

		9,242,533

Jersey — 0.1%
AA Bond Co., Ltd.
9.50%, 07/31/43 144A(U)	100,000	171,972
5.50%, 07/31/43 144A(U)	150,000	234,720

		406,692

Kenya — 0.1%
Kenya Government International Bond
6.88%, 06/24/24 144A	470,000	479,203

Luxembourg — 2.3%
Altice Financing SA
6.63%, 02/15/23 144A	200,000	199,060
Altice Financing SA
5.25%, 02/15/23 144A(E)	100,000	112,600
ArcelorMittal
6.13%, 06/01/18	740,000	789,950
6.25%, 03/01/21	30,000	31,538
7.75%, 10/15/39Δ	510,000	510,000
7.50%, 03/01/41Δ	690,000	679,650
Ardagh Finance Holdings SA Cash coupon 8.63%,
06/15/19 PIK 144AΔ	261,326	271,779
Beverage Packaging Holdings Luxembourg II SA
6.00%, 06/15/17 144A	235,000	235,000
ConvaTec Healthcare E SA
10.88%, 12/15/18(E)	100,000	117,840
Coveris Holdings SA
7.88%, 11/01/19 144A	210,000	210,000
DH Services Luxembourg S.a.r.l.
7.75%, 12/15/20 144A	90,000	93,825
Evraz Group SA
6.75%, 04/27/18 144A	440,000	425,031
6.50%, 04/22/20 144A	480,000	436,560
gategroup Finance Luxembourg SA
6.75%, 03/01/19(E)Δ	264,286	309,357
Globe Luxembourg SCA
9.63%, 05/01/18 144A	200,000	193,000
INEOS Group Holdings SA
6.13%, 08/15/18 144AΔ	600,000	615,000
Intelsat Jackson Holdings SA
7.25%, 10/15/20Δ	170,000	168,725
7.50%, 04/01/21Δ	30,000	29,775
5.50%, 08/01/23Δ	2,490,000	2,214,232

	Par	Value
Matterhorn Telecom SA
3.88%, 05/01/22 144A(E)	$320,000	$339,432
Pacific Drilling SA
5.38%, 06/01/20 144AΔ	100,000	76,250
Play Finance 1 SA
6.50%, 08/01/19 144A(E)	120,000	140,106
Puma International Financing SA
6.75%, 02/01/21 144AΔ	420,000	429,958
TMK OAO Via TMK Capital SA
6.75%, 04/03/20	200,000	175,000
Wind Acquisition Finance SA
7.00%, 04/23/21(E)	430,000	496,405

		9,300,073

Marshall Islands — 0.0%
Navios Maritime Acquisition Corporation
8.13%, 11/15/21 144A	90,000	88,987

Mexico — 3.6%
Alpek SA de CV
4.50%, 11/20/22 144AΔ	200,000	200,440
Axtel SAB de CV
9.00%, 01/31/20 STEP 144A	124,000	124,620
9.00%, 01/31/20 STEP CONV 144A(M)	141,300	16,182
Cemex SAB de CV
6.50%, 12/10/19 144AΔ	1,100,000	1,157,420
Empresas ICA SAB de CV
8.88%, 05/29/24 144A	339,000	255,097
Mexican Bonos
6.50%, 06/09/22(M)	45,803,100	3,026,298
8.00%, 12/07/23(M)	41,500,000	2,988,948
10.00%, 12/05/24(M)	31,500,000	2,571,206
7.50%, 06/03/27(M)	7,500,000	525,398
8.50%, 05/31/29(M)	2,000,000	151,920
7.75%, 05/29/31(M)	3,000,000	213,270
7.75%, 11/13/42(M)	22,750,000	1,616,982
Petroleos Mexicanos
5.50%, 01/21/21	750,000	815,250
6.50%, 06/02/41	135,000	141,075
5.50%, 06/27/44	600,000	555,000
6.38%, 01/23/45	303,000	312,469

		14,671,575

Morocco & Antilles — 0.3%
OCP SA
5.63%, 04/25/24 144A	550,000	575,504
4.50%, 10/22/25 144A	520,000	495,950

		1,071,454

Netherlands — 2.2%
Bharti Airtel International Netherlands BV
5.35%, 05/20/24 144A	280,000	297,538
CIMPOR Financial Operations BV
5.75%, 07/17/24 144A	360,000	293,400
DPx Holdings BV
7.50%, 02/01/22 144AΔ	90,000	94,162
EDP Finance BV
6.00%, 02/02/18 144A	600,000	644,317

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.90%, 10/01/19 144A	$1,600,000	$1,669,061
4.13%, 01/15/20 144A	540,000	546,334
Grupo Isolux Corsan Finance BV
6.63%, 04/15/21(E)Δ	490,000	439,753
Lukoil International Finance BV
6.36%, 06/07/17	200,000	209,300
6.66%, 06/07/22	110,000	114,152
4.56%, 04/24/23 144A	310,000	277,450
LyondellBasell Industries NV
5.75%, 04/15/24Δ	260,000	296,693
Petrobras Global Finance BV
4.38%, 05/20/23	250,000	218,428
6.25%, 03/17/24	1,870,000	1,810,104
5.63%, 05/20/43	275,000	212,547
Polish Television Holding BV Cash coupon 11.00%,
01/15/21 PIK 144A(E)	100,000	132,667
Schaeffler Holding Finance BV Cash coupon 6.88%,
08/15/18 PIK 144A(E)	100,000	115,850
Cash coupon 6.88% or PIK
7.63%, 08/15/18 144A	200,000	207,500
Swiss Reinsurance Co. Via ELM BV
5.25%, 05/29/49(E)†	400,000	458,650
VimpelCom Holdings BV
7.50%, 03/01/22	200,000	196,500
Volkswagen International Finance NV
4.63%, 03/29/49(E)†	420,000	487,206
Ziggo Bond Finance BV
5.88%, 01/15/25 144A	200,000	196,750

		8,918,362

New Zealand — 0.4%
New Zealand Government Bond
5.00%, 03/15/19(Z)	2,385,000	1,733,246

Norway — 0.4%
Norway Government Bond
4.25%, 05/19/17(K)	12,330,000	1,674,857
4.50%, 05/22/19(K)	172,000	24,874
3.75%, 05/25/21(K)	129,000	18,657

		1,718,388

Panama — 0.0%
Panama Government International Bond
6.70%, 01/26/36Δ	3,000	3,720

Peru — 0.1%
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	550,000	543,125

Philippines — 0.1%
Philippine Government International Bond
4.00%, 01/15/21	200,000	216,760

Portugal — 0.4%
Portugal Government International Bond
5.13%, 10/15/24 144A	1,600,000	1,640,128

	Par	Value
Singapore — 0.2%
BOC Aviation Pte, Ltd.
3.00%, 03/30/20 144A	$1,000,000	$985,127

Spain — 0.0%
Santander Issuances SA Unipersonal
5.91%, 06/20/16 144A	100,000	103,811
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	82,129

		185,940

Supranational — 0.6%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,250,000	2,345,678

Sweden — 0.2%
TVN Finance Corporation III AB
7.38%, 12/15/20 144A(E)	125,000	152,839
Unilabs Subholding AB
8.50%, 07/15/18(E)	410,000	476,356

		629,195

Switzerland — 0.0%
SIG Combibloc Holdings SCA
7.75%, 02/15/23 144A(E)	160,000	186,082

Trinidad and Tobago — 0.1%
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/19 144A	340,000	397,800

Turkey — 1.0%
Turk Telekomunikasyon AS
3.75%, 06/19/19 144AΔ	480,000	480,218
4.88%, 06/19/24 144AΔ	680,000	679,816
Turkey Government International Bond
7.00%, 03/11/19	100,000	112,765
6.25%, 09/26/22	875,000	975,573
5.75%, 03/22/24	1,120,000	1,218,000
6.88%, 03/17/36	73,000	84,954
4.88%, 04/16/43	500,000	456,855

		4,008,181

United Kingdom — 3.9%
Anglian Water Osprey Financing PLC
7.00%, 01/31/18(U)	310,000	528,487
Annington Finance No. 4 PLC
1.74%, 01/10/23(U)†	460,000	723,493
Barclays Bank PLC
6.00%, 01/23/18(E)	450,000	560,573
Boparan Finance PLC
5.25%, 07/15/19 144A(U)	100,000	148,482
5.25%, 07/15/19(U)	160,000	237,571
BUPA Finance PLC
5.00%, 04/25/23(U)	590,000	940,204
EC Finance PLC
5.13%, 07/15/21 144A(E)	400,000	464,947
Equiniti Newco 2 PLC
7.13%, 12/15/18(U)	307,000	487,194
HBOS PLC
6.75%, 05/21/18 144A	500,000	555,627
6.00%, 11/01/33 144A	1,385,000	1,500,911

See Notes to Financial Statements.

	Par	Value
HSBC Holdings PLC
6.00%, 06/10/19(E)	$270,000	$352,796
6.38%, 12/29/49†	600,000	604,500
KCA Deutag UK Finance PLC
7.25%, 05/15/21 144A	540,000	450,900
Lloyds Bank PLC
6.50%, 03/24/20(E)	326,000	434,559
Paragon Offshore PLC
6.75%, 07/15/22 144A	177,000	59,295
7.25%, 08/15/24 144A	410,000	135,300
Priory Group No. 3 PLC
8.88%, 02/15/19(U)	100,000	163,535
R&R Ice Cream PLC
8.25%, 05/15/20 144A(A)	260,000	204,146
Royal Bank of Scotland PLC
6.13%, 01/11/21	350,000	402,103
13.13%, 03/19/22(A)†	160,000	141,318
Royal Bank of Scotland Group PLC
6.10%, 06/10/23	1,880,000	2,002,035
6.00%, 12/19/23	275,000	291,690
Scottish Widows PLC
5.50%, 06/16/23(U)	590,000	962,189
Southern Gas Networks PLC
4.88%, 12/21/20(U)	270,000	473,897
Standard Chartered PLC
5.13%, 06/06/34(U)Δ	321,000	490,382
Tesco Property Finance 3 PLC
5.74%, 04/13/40(U)	276,859	418,234
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	598,992	866,968
Vedanta Resources PLC
7.13%, 05/31/23Δ	200,000	191,000
7.13%, 05/31/23 144AΔ	400,000	382,000
Virgin Media Finance PLC
6.38%, 10/15/24 144A(U)	360,000	591,100
Virgin Media Secured Finance PLC
5.50%, 01/15/21(U)	100,000	167,219

		15,932,655

United States of America — 0.1%
XPO Logistics, Inc.
5.75%, 06/15/21 144A(E)	250,000	273,836

Virgin Islands (British) — 0.3%
GTL Trade Finance, Inc.
5.89%, 04/29/24 144AΔ	941,000	922,651
Pacific Drilling V, Ltd.
7.25%, 12/01/17 144AΔ	270,000	233,550

		1,156,201

Total Foreign Bonds (Cost $155,313,833)		144,615,654

FOREIGN GOVERNMENT
INFLATION-LINKED BOND — 0.8%
Brazil — 0.8%
Brazil Notas do Tesouro Nacional Serie B
6.00%, 08/15/50+(B) (Cost $2,379,798)	3,613,000	3,085,242

	Par	Value
LOAN AGREEMENTS — 2.0%
American Airlines, Inc. Term B Loan
3.75%, 06/27/20	$997,462	$989,363
American Builders & Contractors Supply Co., Inc. Term B Loan
3.50%, 04/16/20	744,318	740,411
Energy Future Intermediate Holding Co. LLC DIP Term Loan
4.25%, 06/16/16	847,944	847,588
First Data Corporation Term C-1 Loan
3.68%, 03/24/18	750,000	746,917
Hilton Worldwide Finance LLC Term B Loan
3.50%, 10/25/20	687,500	687,610
MPH Acquisition Holdings LLC Term B Loan
3.75%, 03/31/21	478,036	474,790
Party City Holdings, Inc. Term B Loan
4.00%-5.25%, 07/27/19	746,222	744,476
PetSmart, Inc. Term B Loan
4.25%, 03/10/22	1,000,000	997,250
Univision Communications, Inc. Term C-4 Loan
4.00%. 03/01/20	744,120	737,475
Valeant Pharmaceuticals International, Inc. Term BF1 Loan
4.00%, 04/02/22	748,125	746,876
Virgin Media Investment Holdings, Ltd. Term F Loan
3.50%, 06/30/23	504,991	500,890

Total Loan Agreements (Cost $8,231,151)		8,213,646

MORTGAGE-BACKED SECURITY — 0.1%
Credit Suisse Commercial Mortgage Trust
5.70%, 09/15/40† (Cost $134,712)	220,000	233,441

MUNICIPAL BOND — 0.1%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $337,382)	435,000	405,833

	Notional Amount
PURCHASED OPTIONS — 0.0%
Put Options — 0.0%
U.S. Dollar vs. Euro, Strike Price $1.15, Expires
07/10/15 (UBS)	59,500	8,639

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Notional
	Amount	Value
U.S. Dollar vs. Japanese Yen, Strike Price $120.00, Expires 08/21/15 (UBS)	$139,000	$86,041

		94,680

Total Purchased Options (Cost $123,038)		94,680

	Par
U.S. TREASURY OBLIGATIONS — 10.1%
U.S. Treasury Bonds
3.50%, 02/15/39Δ	860,000	927,322
4.25%, 05/15/39	40,000	48,281
3.88%, 08/15/40	30,000	34,265
2.75%, 08/15/42Δ	120,000	111,666
3.13%, 02/15/43	9,116,000	9,130,239
2.88%, 05/15/43Δ	120,000	114,375
2.50%, 02/15/45Δ	1,030,000	906,699
3.00%, 05/15/45Δ	3,705,000	3,631,478

		14,904,325

U.S. Treasury Notes
1.25%, 08/31/15	90,000	90,183
0.25%, 09/30/15	3,505,000	3,506,781
0.38%, 11/15/15	2,855,000	2,858,235
0.25%, 12/15/15Δ	620,000	620,436
0.25%, 02/29/16	5,435,000	5,438,397
0.88%, 04/15/17Δ	30,000	30,162
0.75%, 10/31/17	20,000	19,984
0.63%, 04/30/18Δ	530,000	525,280
1.38%, 07/31/18	3,130,000	3,161,544
1.38%, 09/30/18	250,000	252,090
1.63%, 06/30/19	10,000	10,095
1.25%, 10/31/19	110,000	109,020
3.63%, 02/15/21	5,810,000	6,374,662
2.00%, 02/15/22	120,000	119,991
1.63%, 08/15/22	3,380,000	3,276,751
2.75%, 02/15/24	150,000	155,742
2.25%, 11/15/24	30,000	29,819
2.00%, 02/15/25Δ	100,000	97,164

		26,676,336

Total U.S. Treasury Obligations (Cost $40,572,871)		41,580,661

	Shares
COMMON STOCKS — 1.1%
Consumer Discretionary — 0.4%
Ford Motor Co.	96,849	1,453,703

Healthcare — 0.3%
Bristol-Myers Squibb Co.	15,400	1,024,716

Materials & Processing — 0.1%
PPG Industries, Inc.	4,997	573,256

Technology — 0.3%
Corning, Inc.	70,534	1,391,636

Total Common Stocks (Cost $2,271,026)		4,443,311

	Shares	Value
FOREIGN COMMON STOCKS — 0.2%
Norway — 0.0%
Deep Ocean Group Holding+@*	8,860	$67,729

Spain — 0.1%
Repsol SA ADRΔ	15,820	278,432
Telefonica SA ADRΔ	22,180	314,956

		593,388

United Kingdom — 0.1%
Royal Dutch Shell PLC ADR Class A	6,443	367,316

Total Foreign Common Stocks (Cost $1,283,346)		1,028,433

PREFERRED STOCKS — 0.6%
Alcoa, Inc.,
5.38%, 10/01/17 CONVΔ	9,240	365,257
Ally Financial, Inc.,
7.00%, 12/31/49 144A	200	202,094
Bank of America Corporation,
7.25%, 12/31/49 CONV*	602	669,424
Chesapeake Energy Corporation,
4.50%, 12/31/49 CONVΔ*	1,229	87,382
Chesapeake Energy Corporation,
5.00%, 12/31/49 CONVΔ	3,950	277,488
Chesapeake Energy Corporation, 5.75%,
12/31/49 CONV 144A	50	34,906
El Paso Energy Capital Trust I,
4.75%, 03/31/28 CONV	500	27,895
iStar Financial, Inc.,
4.50%, 12/31/49 CONV*	50	2,937
Stanley Black & Decker, Inc.
6.25%, 11/17/16 CONVΔ*	2,900	345,825
Weyerhaeuser Co.,
6.38%, 07/01/16 CONVΔ*	7,615	395,980

Total Preferred Stocks (Cost $2,171,414)		2,409,188

MONEY MARKET FUNDS — 24.7%
GuideStone Money Market Fund (Investor Class)¥	47,927,632	47,927,632
Northern Institutional Liquid Assets Portfolio§	53,476,040	53,476,040

Total Money Market Funds (Cost $101,403,672)		101,403,672

TOTAL INVESTMENTS — 111.5% (Cost $460,469,414)		457,123,729
Liabilities in Excess of Other Assets — (11.5)%		(47,063,995)

NET ASSETS — 100.0%		$410,059,734

See Notes to Financial Statements.

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	36.5
Foreign Bonds	35.3
Money Market Funds	24.7
U.S. Treasury Obligations	10.1
Loan Agreements	2.0
Common Stocks	1.1
Foreign Government Inflation-Linked Bond	0.8
Preferred Stocks	0.6
Foreign Common Stocks	0.2
Municipal Bond	0.1
Mortgage-Backed Security	0.1
Purchased Option	—	**

	111.5

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$4,443,311	$4,443,311	$—	$—
Corporate Bonds	149,609,968	—	149,217,203	392,765
Foreign Bonds:
Argentina	108,782	—	108,782	—
Australia	3,267,340	—	3,267,340	—
Bermuda	2,085,952	—	2,085,952	—
Brazil	5,693,788	—	5,693,788	—
Canada	20,676,847	—	20,670,247	6,600
Cayman Islands	5,282,626	—	5,282,626	—
Chile	1,100,958	—	1,100,958	—
Colombia	4,291,543	—	4,291,543	—
Cote D’Ivoire (Ivory Coast)	492,700	—	492,700	—
Croatia (Hrvatska)	516,565	—	516,565	—
Dominican Republic	483,600	—	483,600	—
France	3,634,581	—	3,634,581	—
Germany	13,362,893	—	13,362,893	—
Honduras	499,866	—	499,866	—
Hungary	1,617,575	—	1,617,575	—
Iceland	2	—	—	2
India	977,866	—	977,866	—
Indonesia	3,676,307	—	3,676,307	—
Ireland	710,922	—	710,922	—
Italy	9,242,533	—	9,242,533	—
Jersey	406,692	—	406,692	—
Kenya	479,203	—	479,203	—
Luxembourg	9,300,073	—	9,300,073	—
Marshall Islands	88,987	—	88,987	—
Mexico	14,671,575	—	14,671,575	—
Morocco & Antilles	1,071,454	—	1,071,454	—
Netherlands	8,918,362	—	8,918,362	—
New Zealand	1,733,246	—	1,733,246	—
Norway	1,718,388	—	1,718,388	—
Panama	3,720	—	3,720	—
Peru	543,125	—	543,125	—
Philippines	216,760	—	216,760	—
Portugal	1,640,128	—	1,640,128	—
Singapore	985,127	—	985,127	—
Spain	185,940	—	185,940	—
Supranational	2,345,678	—	2,345,678	—
Sweden	629,195	—	629,195	—
Switzerland	186,082	—	186,082	—
Trinidad and Tobago	397,800	—	397,800	—
Turkey	4,008,181	—	4,008,181	—
United Kingdom	15,932,655	—	15,932,655	—
United States of America	273,836	—	273,836	—
Virgin Islands (British)	1,156,201	—	1,156,201	—
Foreign Common Stocks	1,028,433	960,704	—	67,729
Foreign Government Inflation-Linked Bond	3,085,242	—	—	3,085,242
Loan Agreements	8,213,646	—	8,213,646	—
Money Market Funds	101,403,672	101,403,672	—	—
Mortgage-Backed Security	233,441	—	233,441	—
Municipal Bond	405,833	—	405,833	—
Preferred Stocks	2,409,188	2,409,188	—	—
Purchased Options	94,680	—	94,680	—
U.S. Treasury Obligations	41,580,661	—	41,580,661	—

Total Assets — Investments in Securities	$457,123,729	$109,216,875	$344,354,516	$3,552,338

See Notes to Financial Statements.

			Level 2	Level 3
	Total	Level 1	Other Significant	Significant
	Value	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets:
Other Financial Instruments***
Futures Contracts	$11,003	$11,003	$—	$—

Total Assets — Other Financial Instruments	$11,003	$11,003	$—	$—

Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(205,869)	$—	$(205,869)	$—

Total Liabilities—Other Financial Instruments	$(205,869)	$—	$(205,869)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

The unobservable inputs used in the fair value measurement of the reporting entity’s corporate bonds, foreign bonds, foreign common stock and foreign government inflation-linked note are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

					Foreign
					Government
				Foreign	Inflation-
	Total	Corporate	Foreign	Common	Linked
	Value	Bonds	Bonds	Stocks	Note
Balance, 12/31/14	$7,511,796	$3,985,315	$6,602	$216,969	$3,302,910
Accrued discounts/premiums	3,247	3,055	—	—	192
Realized gain (loss)(1)	1,600	1,600	—	—	—
Change in unrealized appreciation (depreciation)(2)	(395,831)	(28,731)	—	(149,240)	(217,860)
Purchases	—	—	—	—	—
Sales	(49,753)	(49,753)	—	—	—
Transfers in to Level 3	—	—	—	—	—
Transfers out of Level 3(3)	(3,393,300)	(3,393,300)	—	—	—
Maturities	—	—	—	—	—
Paydowns	(125,421)	(125,421)	—	—	—

Balance, 06/30/15	$3,552,338	$392,765	$6,602	$67,729	$3,085,242

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.
(3)

Transfers out of Level 3 represent the value of securities at June 30, 2015 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2015 (Unaudited)

	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,210,438,210	$1,018,389,334
Investments in repurchase agreements, at value	40,000,000	—
Investments in securities of affiliated issuers, at value	—	42,780,292

Total investments(1)(2)	1,250,438,210	1,061,169,626
Cash	185	1,997,418
Cash collateral for derivatives	—	2,135,000
Foreign currency(3)	—	1,836,404
Upfront premiums paid from swap contracts	—	200,371
Receivables:
Dividends and reclaims	—	344
Interest	396,912	3,562,169
Securities lending	19	14,576
Investment securities sold	—	4,899,630
Maturities	—	16,000
Fund shares sold	23,164,868	997,264
Variation margin on exchange traded swaps	—	929,741
Variation margin on financial futures contracts	—	21,630
Unrealized appreciation on foreign currency exchange contracts	—	169,995
Unrealized appreciation on swap agreements	—	8,724
Prepaid expenses and other assets	39,197	25,047

Total Assets	1,274,039,391	1,077,983,939

Liabilities
Securities sold short, at value(4)	—	—
TBA sale commitments, at value(5)	—	3,362,109
Options written at value(6)	—	570,562
Upfront premiums received from swap contracts	—	408,093
Unrealized depreciation on foreign currency exchange contracts	—	715,334
Unrealized depreciation on swap agreements	—	995,960
Collateral held for securities on loan at value	—	58,481,674
Collateral held for derivatives	—	10,000
Payables:
Investment securities purchased	—	140,180,696
Fund shares redeemed	20,849,916	138,264
Variation margin on exchange traded swaps	—	—
Variation margin on financial futures contracts	—	75,503
Distributions	13,814	—
Securities lending	3	2,187
Accrued expenses:
Investment advisory fees	128,191	206,872
Shareholder servicing fees	57,240	47,189
Other expenses	71,636	140,168

Total Liabilities	21,120,800	205,334,611

Net Assets	$1,252,918,591	$872,649,328

Net Assets Consist of:
Paid-in-capital	$1,252,851,242	$877,087,937
Accumulated (distributions in excess of) net investment income	—	(742,591)
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	67,349	1,125,667
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	—	(4,821,685)

Net Assets	$1,252,918,591	$872,649,328

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$226,747,024	$641,067,658

Institutional shares outstanding	226,734,597	75,754,209

Net asset value, offering and redemption price per Institutional share	$1.00	$8.46

Net assets applicable to the Investor Class	$1,026,171,567	$231,581,670

Investor shares outstanding	1,026,081,998	17,304,151

Net asset value, offering and redemption price per Investor share	$1.00	$13.38

(1) Investments in securities of unaffiliated issuers, at cost	$1,210,438,210	$1,022,413,131
Investments in repurchase agreements, at cost	40,000,000	—
Investments in securities of affiliated issuers, at cost	—	42,780,292

Total investments at cost	$1,250,438,210	$1,065,193,423

(2) Includes securities loaned of:	$—	$87,231,072

(3) Foreign currency at cost	$—	$1,789,745

(4) Proceeds from securities sold short	$—	$—

(5) TBA sale commitments at cost	$—	$3,381,563

(6) Premiums received on options written	$—	$864,132

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$1,075,418,619	$290,419,616	$409,196,097
—	—	—

51,940,124	7,381,139	47,927,632
1,127,358,743	297,800,755	457,123,729
5,926,533	16,263	29,601
4,719,573	—	681,019
1,854,789	—	1,093,034
3,643,258	—	—

436	1,174	32,840
5,718,145	3,154,055	4,530,873
17,532	7,714	20,527
144,295,506	5,330	245,035
10,295	—	—
30,801	17,345	306,147
—	—	—
111,767	—	—
1,126,888	—	310,477
591,291	—	—
211,113	18,673	58,404

1,295,616,670	301,021,309	464,431,686

8,788,217	—	—
6,973,887	—	—
461,873	—	—
358,833	—	—
1,668,510	—	516,346
2,308,410	—	—
82,978,862	22,442,980	53,476,040
1,221,560	—	—

269,983,875	657,224	138,385
198,628	202,386	805
3,185,470	—	—
115,521	—	8,500
—	—	—
2,630	1,157	3,079

240,503	111,249	151,904
38,085	25,600	16,767
147,468	20,875	60,126

378,672,332	23,461,471	54,371,952

$916,944,338	$277,559,838	$410,059,734

$913,521,671	$262,952,671	$419,571,536
2,964,921	626,629	(248,391)
7,772,127	3,695,339	(5,638,686)

(7,314,381)	10,285,199	(3,624,725)

$916,944,338	$277,559,838	$410,059,734

$732,652,898	$155,826,545	$328,136,864

106,715,748	37,568,210	33,385,554

$6.87	$4.15	$9.83

$184,291,440	$121,733,293	$81,922,870

12,695,618	7,075,330	8,337,784

$14.52	$17.21	$9.83

$1,077,535,354	$280,131,303	$412,541,782
—	—	—
51,940,124	7,381,139	47,927,632

$1,129,475,478	$287,512,442	$460,469,414

$129,090,256	$50,178,516	$60,545,462

$1,879,626	$—	$1,164,849

$8,923,724	$—	$—

$6,920,781	$—	$—

$685,635	$—	$—

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2015 (Unaudited)

	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	—	1,634
Interest	1,409,323	7,268,175
Securities lending	23	68,926
Less foreign taxes withheld	—	—

Total Investment Income	1,409,346	7,338,735

Expenses
Investment advisory fees	937,756	1,341,697
Transfer agent fees:
Institutional shares	2,036	2,094
Investor shares	19,817	13,005
Custodian fees	15,862	55,368
Shareholder servicing fees:
Investor shares	1,354,298	660,844
Accounting and administration fees	133,307	169,886
Professional fees	27,314	61,246
Blue sky fees:
Institutional shares	3,817	3,723
Investor shares	17,904	9,436
Shareholder reporting fees:
Institutional shares	445	606
Investor shares	16,543	6,914
Trustee expenses	7,927	5,333
Line of credit facility fees	4,205	2,935
Other expenses	17,175	34,874

Total expenses	2,558,406	2,367,961
Expenses waived/reimbursed net of amount recaptured(1)	(1,244,631)	(220,857)

Net expenses	1,313,775	2,147,104

Net Investment Income	95,571	5,191,631

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	59,672	1,121,790
Investment securities sold short	—	(28,711)
Futures transactions	—	1,739,338
Swap agreements	—	(878,644)
Option contracts written	—	375,734
Option contracts purchased	—	(224,115)
Foreign currency	—	1,004,214

Net realized gain	59,672	3,109,606

Net change in unrealized appreciation (depreciation) on:
Investment securities	—	1,010,126
Investment securities sold short	—	9,845
Futures	—	1,094,191
Swap agreements	—	(561,236)
Option contracts written	—	287,272
Option contracts purchased	—	(33,885)
Foreign currency	—	(1,272,157)

Net change in unrealized appreciation (depreciation)	—	534,156

Net Realized and Unrealized Gain (Loss)	59,672	3,643,762

Net Increase (Decrease) in Net Assets Resulting from Operations	$155,243	$8,835,393

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$24,276	$15,001	$171,763
3,516	409	2,196
11,849,464	6,358,351	8,190,672
85,325	37,327	102,424
—	—	(4,637)

11,962,581	6,411,088	8,462,418

1,764,357	720,842	937,045

2,077	1,941	658
12,953	12,589	10,212
116,570	9,931	39,702

614,870	252,470	357,128
209,245	47,453	97,194
61,246	49,738	51,328

3,723	3,483	1,829
8,112	8,546	9,424

563	273	125
7,128	7,188	3,106
5,667	1,881	2,508
3,318	1,004	1,751
63,127	12,210	19,284

2,872,956	1,129,549	1,531,294
(343,483)	(59,962)	(51,793)

2,529,473	1,069,587	1,479,501

9,433,108	5,341,501	6,982,917

3,992,506	3,851,567	294,783
(188,978)	—	—
2,831,795	—	313,650
(1,087,085)	—	—
1,800,317	—	—
(628,706)	—	146,117
2,403,248	(28,419)	246,367

9,123,097	3,823,148	1,000,917

(17,409,774)	(21,907,504)	(8,664,601)
137,214	—	—
(2,573,760)	—	369,079
2,351,744	—	—
(513,844)	—	—
471,862	—	5,349
(1,683,711)	8,629	(963,963)

(19,220,269)	(21,898,875)	(9,254,136)

(10,097,172)	(18,075,727)	(8,253,219)

$(664,064)	$(12,734,226)	$(1,270,302)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
	(Unaudited)
Operations:
Net investment income	$95,571	$103,141
Net realized gain on investment securities, foreign currency and derivatives	59,672	80,098
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—

Net increase (decrease) in net assets resulting from operations	155,243	183,239

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(39,909)	(19,760)
Investor shares	(55,662)	(119,994)
Distributions from net realized capital gains
Institutional shares	—	(8,005)
Investor shares	—	(75,633)

Total dividends and distributions	(95,571)	(223,392)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	349,795,847	169,689,475
Investor shares	2,130,741,584	3,811,246,128
Reinvestment of dividends and distributions
Institutional shares	22,881	25,034
Investor shares	19,521	117,713

Total proceeds from shares sold and reinvested	2,480,579,833	3,981,078,350

Value of shares redeemed
Institutional shares	(244,703,497)	(154,146,430)
Investor shares	(2,268,136,591)	(3,910,770,582)

Total value of shares redeemed	(2,512,840,088)	(4,064,917,012)

Net increase (decrease) from capital share transactions(1)	(32,260,255)	(83,838,662)

Total increase (decrease) in net assets	(32,200,583)	(83,878,815)

Net Assets:
Beginning of Period	1,285,119,174	1,368,997,989

End of Period*	$1,252,918,591	$1,285,119,174

*Including undistributed (distributions in excess of) net investment income	$—	$—

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
(Unaudited)		(Unaudited)

$5,191,631	$7,709,712	$9,433,108	$17,113,203
3,109,606	2,756,436	9,123,097	20,404,741
534,156	(1,921,486)	(19,220,269)	10,073,625

8,835,393	8,544,662	(664,064)	47,591,569

(1,673,515)	(3,246,651)	(3,991,254)	(9,760,378)
(3,244,545)	(8,748,258)	(3,687,182)	(11,514,324)

—	(106,638)	(917,540)	(1,259,574)
—	(357,017)	(1,234,061)	(1,688,475)

(4,918,060)	(12,458,564)	(9,830,037)	(24,222,751)

511,177,394	34,760,024	516,671,936	57,541,784
30,476,949	94,065,721	19,564,905	133,368,406

1,671,572	3,348,188	4,897,498	10,995,994
3,244,129	9,104,484	4,920,069	13,200,112

546,570,044	141,278,417	546,054,408	215,106,296

(13,734,671)	(31,908,875)	(16,746,113)	(58,724,889)
(510,442,480)	(97,380,779)	(510,795,833)	(80,447,236)

(524,177,151)	(129,289,654)	(527,541,946)	(139,172,125)

22,392,893	11,988,763	18,512,462	75,934,171

26,310,226	8,074,861	8,018,361	99,302,989

846,339,102	838,264,241	908,925,977	809,622,988

$872,649,328	$846,339,102	$916,944,338	$908,925,977

$(742,591)	$(1,016,162)	$2,964,921	$1,210,249

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Extended-Duration Bond Fund
	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
	(Unaudited)
Operations:
Net investment income	$5,341,501	$11,698,563
Net realized gain on investment securities, foreign currency and derivative	3,823,148	13,621,292
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivative	(21,898,875)	20,316,746

Net increase (decrease) in net assets resulting from operations	(12,734,226)	45,636,601

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(2,868,980)	(5,678,669)
Investor shares	(1,845,196)	(6,555,965)
Distributions from net realized capital gains
Institutional shares	(1,960,015)	(4,378,841)
Investor shares	(2,157,524)	(5,208,316)

Total dividends and distributions	(8,831,715)	(21,821,791)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	117,053,285	16,428,518
Investor shares	21,147,521	59,631,376
Reinvestment of dividends and distributions
Institutional shares	4,825,519	10,047,722
Investor shares	3,997,620	11,755,354

Total proceeds from shares sold and reinvested	147,023,945	97,862,970

Value of shares redeemed
Institutional shares	(9,888,529)	(20,788,920)
Investor shares	(139,643,285)	(70,036,593)

Total value of shares redeemed	(149,531,814)	(90,825,513)

Net increase (decrease) from capital share transactions(1)	(2,507,869)	7,037,457

Total increase (decrease) in net assets	(24,073,810)	30,852,267

Net Assets:
Beginning of Period	301,633,648	270,781,381

End of Period*	$277,559,838	$301,633,648

*Including undistributed (distributions in excess of) net investment income	$626,629	$(696)

(1)	Inception date was July 1, 2013.
(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Global Bond Fund
For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
(Unaudited)

$6,982,917	$13,952,255
1,000,917	1,883,868

(9,254,136)	(5,892,886)

(1,270,302)	9,943,237

(1,498,971)	—
(5,517,910)	(13,252,051)

—	—
—	—

(7,016,881)	(13,252,051)

335,657,680	—
12,735,093	65,529,567

1,498,971	—
5,517,421	13,251,586

355,409,165	78,781,153

(469,725)	—
(337,913,952)	(31,992,897)

(338,383,677)	(31,992,897)

17,025,488	46,788,256

8,738,305	43,479,442

401,321,429	357,841,987

$410,059,734	$401,321,429

$(248,391)	$(214,427)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2015(3)	$1.00	$—	†#	$—		$— †	$—	$1.00	0.02%	$226,747	0.17%	0.19%	0.05%	N/A
2014	1.00	—	#	—		—	—	1.00	0.02	121,624	0.18	0.19	0.01	N/A
2013(4)	1.00	—	†#	—	†	— †	— †	1.00	0.04	106,060	0.18	0.20	0.04	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.10	106,664	0.18	0.20	0.10	N/A
2011	1.00	—	†#	—	†	— †	— †	1.00	0.10	116,298	0.18	0.19	0.09	N/A
2010	1.00	—	†	—	†	— †	— †	1.00	0.18	119,311	0.17	0.18	0.17	N/A
Investor Class
2015(3)	$1.00	$—	†#	$—		$— †	$—	$1.00	0.01%	$1,026,172	0.21%	0.43%	0.01%	N/A
2014	1.00	—	#	—		—	—	1.00	0.02	1,163,495	0.19	0.44	0.01	N/A
2013(4)	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,262,938	0.21	0.44	0.01	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,131,756	0.27	0.44	0.01	N/A
2011	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,161,630	0.27	0.42	0.01	N/A
2010	1.00	—	†	—	†	— †	— †	1.00	0.02	1,180,141	0.33	0.37	0.01	N/A
Low-Duration Bond Fund
Institutional Class
2015(3)	$8.44	$0.06	#	$0.04		$(0.08)	$—	$8.46	1.13%	$641,068	0.37%	0.39%	1.41%	217%
2014	8.54	0.09	#	0.01	(6)	(0.19)	(0.01)	8.44	1.16	141,461	0.36	0.42	1.06	529
2013(5)	8.71	0.11	#	(0.11	)(6)	(0.16)	(0.01)	8.54	0.02	136,966	0.36	0.42	1.26	202
2012	8.59	0.15	#	0.22	(6)	(0.22)	(0.03)	8.71	4.35	135,526	0.36	0.41	1.68	228
2011	8.70	0.16	#	(0.01	)(6)	(0.23)	(0.03)	8.59	1.77	122,462	0.36	0.42	1.84	221
2010	8.70	0.20	#	0.17		(0.28)	(0.09)	8.70	4.35	128,143	0.36	0.41	2.27	257
Investor Class
2015(3)	$13.31	$0.07	#	$0.06		$(0.06)	$—	$13.38	1.00%	$231,582	0.58%	0.65%	1.12%	217%
2014	13.35	0.11	#	0.02	(6)	(0.16)	(0.01)	13.31	0.97	704,878	0.57	0.66	0.85	529
2013(5)	13.52	0.14	#	(0.16	)(6)	(0.14)	(0.01)	13.35	(0.20)	701,299	0.57	0.66	1.04	202
2012	13.20	0.20	#	0.35	(6)	(0.20)	(0.03)	13.52	4.15	678,099	0.57	0.65	1.47	228
2011	13.23	0.22	#	(0.01	)(6)	(0.21)	(0.03)	13.20	1.58	621,713	0.55	0.65	1.64	221
2010	13.04	0.28	#	0.26		(0.26)	(0.09)	13.23	4.20	580,452	0.52	0.61	2.11	257
Medium-Duration Bond Fund
Institutional Class
2015(3)	$6.99	$0.08	#	$(0.07)		$(0.10)	$(0.03)	$6.87	0.02%	$732,653	0.45%	0.48%	2.41%	151%
2014	6.91	0.15	#	0.26	(6)	(0.29)	(0.04)	6.99	6.03	239,389	0.48	0.52	2.14	408
2013(7)	7.32	0.16	#	(0.29	)(6)	(0.27)	(0.01)	6.91	(1.90)	227,172	0.48	0.52	2.21	409
2012	7.24	0.17	#	0.39	(6)	(0.28)	(0.20)	7.32	7.93	251,565	0.48	0.51	2.32	570
2011	7.25	0.20	#	0.27	(6)	(0.35)	(0.13)	7.24	6.56	228,024	0.48	0.52	2.76	609
2010	7.47	0.25	#	0.40		(0.41)	(0.46)	7.25	8.86	236,369	0.48	0.49	3.21	487
Investor Class
2015(3)	$14.65	$0.13	#	$(0.15)		$(0.08)	$(0.03)	$14.52	(0.15)%	$184,291	0.64%	0.75%	1.81%	151%
2014	14.14	0.29	#	0.53	(6)	(0.27)	(0.04)	14.65	5.82	669,537	0.63	0.77	1.98	408
2013(7)	14.68	0.30	#	(0.59	)(6)	(0.24)	(0.01)	14.14	(1.98)	582,451	0.63	0.77	2.06	409
2012	14.07	0.32	#	0.75	(6)	(0.26)	(0.20)	14.68	7.68	620,945	0.63	0.75	2.18	570
2011	13.65	0.37	#	0.51	(6)	(0.33)	(0.13)	14.07	6.49	636,218	0.61	0.75	2.62	609
2010	13.36	0.43	#	0.71		(0.39)	(0.46)	13.65	8.65	614,082	0.58	0.68	3.11	487

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share, Total Return or the Ratio of Net Investment Income to Average Net Assets for Institutional Class and Investor Class.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(6)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.07%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Extended-Duration Bond Fund
Institutional Class
2015(3)	$4.65	$0.08	#	$(0.25)		$(0.17)	$(0.16)	$4.15	(4.09)%	$155,827	0.59%	0.59%	3.82%	20%
2014	4.78	0.21	#	0.59	(4)	(0.53)	(0.40)	4.65	17.47	56,216	0.56	0.57	4.19	48
2013(5)	6.36	0.27	#	(0.58	)(4)	(0.63)	(0.64)	4.78	(5.10)	51,959	0.55	0.55	4.61	37
2012	6.48	0.31	#	0.64	(4)	(0.65)	(0.42)	6.36	15.41	86,268	0.52	0.53	4.68	27
2011	6.93	0.37	#	0.49	(4)	(0.74)	(0.57)	6.48	13.33	74,591	0.54	0.55	5.32	41
2010	7.01	0.40	#	0.43		(0.80)	(0.11)	6.93	12.25	72,741	0.53	0.53	5.60	39
Investor Class
2015(3)	$18.30	$0.32	#	$(1.10)		$(0.15)	$(0.16)	$17.21	(4.37)%	$121,733	0.77%	0.83%	3.49%	20%
2014	16.39	0.71	#	2.10	(4)	(0.50)	(0.40)	18.30	17.32	245,417	0.75	0.83	3.99	48
2013(5)	18.58	0.78	#	(1.74	)(4)	(0.59)	(0.64)	16.39	(5.24)	218,822	0.75	0.80	4.40	37
2012	17.08	0.81	#	1.72	(4)	(0.61)	(0.42)	18.58	15.06	384,705	0.75	0.78	4.45	27
2011	16.28	0.86	#	1.22	(4)	(0.71)	(0.57)	17.08	13.14	330,879	0.73	0.78	5.13	41
2010	15.34	0.88	#	0.94		(0.77)	(0.11)	16.28	12.05	337,760	0.69	0.72	5.43	39
Global Bond Fund
Institutional Class
2015(6)	$10.09	$0.07	#	$(0.28)		$(0.05)	$—	$9.83	(2.13)%	$328,137	0.57%	0.60%	4.11%	15%
Investor Class
2015(3)	$10.03	$0.54	#	$(0.57)		$(0.17)	$—	$9.83	(0.33)%	$81,923	0.79%	0.81%	3.21%	15%
2014	10.09	0.37	#	(0.07	)(4)	(0.36)	—	10.03	2.90	401,321	0.79	0.82	3.64	57
2013(7)	10.38	0.39	#	(0.36	)(4)	(0.32)	—	10.09	0.30	357,842	0.80	0.83	3.77	101
2012	9.73	0.45	#	0.74	(4)	(0.54)	—	10.38	12.52	232,856	0.83	0.86	4.41	64
2011	9.83	0.51	#	(0.09	)(4)	(0.52)	—	9.73	4.35	170,167	0.86	0.88	5.09	68
2010	9.36	0.52	#	0.51		(0.56)	—	9.83	11.29	161,070	0.79	0.81	5.40	40

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.
(6)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01, Total Return by 0.10%, and the Ratio of Net Investment Income to Average Net Assets by 0.02%.

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS — 45.1%
Consumer Discretionary — 5.9%
Advance Auto Parts, Inc.Δ	200	$31,858
Amazon.com, Inc.*	3,850	1,671,246
Apollo Education Group, Inc.*	2,200	28,336
AutoNation, Inc.*	58	3,653
AutoZone, Inc.*	1,838	1,225,762
Bed Bath & Beyond, Inc.Δ*	6,508	448,922
Best Buy Co., Inc.	307	10,011
Big Lots, Inc.Δ	9,100	409,409
BorgWarner, Inc.	232	13,187
Cablevision Systems Corporation Class A	805	19,272
CarMax, Inc.*	253	16,751
CBS Corporation Class B	626	34,743
Chipotle Mexican Grill, Inc.*	1,237	748,373
Coach, Inc.	313	10,833
Comcast Corporation Class A	2,958	177,894
Costco Wholesale Corporation	13,548	1,829,793
D.R. Horton, Inc.	223	6,101
Darden Restaurants, Inc.	149	10,591
DIRECTV*	662	61,427
Discovery Communications, Inc. Class A*	364	12,107
Discovery Communications, Inc. Class C*	364	11,313
Dollar General Corporation	302	23,477
Dollar Tree, Inc.*	9,593	757,751
Domino’s Pizza, Inc.Δ	3,000	340,200
eBay, Inc.*	2,068	124,576
Estee Lauder Cos., Inc. (The) Class A	8,289	718,325
Expedia, Inc.Δ	3,916	428,215
Family Dollar Stores, Inc.	142	11,191
Ford Motor Co.	4,478	67,215
GameStop Corporation Class A	130	5,585
Gannett Co., Inc.*	382	9,962
Gap, Inc. (The)Δ	1,501	57,293
General Motors Co.	1,358	45,262
Genuine Parts Co.	64	5,730
Goodyear Tire & Rubber Co. (The)	280	8,442
H&R Block, Inc.	314	9,310
Hanesbrands, Inc.	225	7,497
Harley-Davidson, Inc.	250	14,087
Harman International Industries, Inc.	76	9,039
Hasbro, Inc.	91	6,806
Home Depot, Inc. (The)	13,398	1,488,920
Interpublic Group of Cos., Inc. (The)	481	9,269
Johnson Controls, Inc.	755	37,395
Kohl’s Corporation	228	14,275
L Brands, Inc.	443	37,978
Lennar Corporation Class A	243	12,403
Lowe’s Cos., Inc.	9,042	605,543
Macy’s, Inc.	419	28,270
Madison Square Garden Co. (The) Class AΔ*	3,200	267,168
Marriott International, Inc. Class A	425	31,616
Mattel, Inc.	387	9,942
McDonald’s Corporation	44,324	4,213,883

	Shares	Value
Mohawk Industries, Inc.*	35	$6,681
Netflix, Inc.Δ*	268	176,060
Newell Rubbermaid, Inc.	167	6,865
News Corporation Class A*	567	8,273
NIKE, Inc. Class B	8,045	869,021
Nordstrom, Inc.	287	21,381
Omnicom Group, Inc.	293	20,361
O’Reilly Automotive, Inc.*	3,321	750,480
Panera Bread Co. Class AΔ*	2,200	384,494
Priceline Group, Inc. (The)*	164	188,825
PulteGroup, Inc.	257	5,179
PVH Corporation	92	10,598
Ralph Lauren Corporation	53	7,015
Ross Stores, Inc.	4,286	208,342
Scripps Networks Interactive, Inc. Class AΔ	5,243	342,735
Staples, Inc.	437	6,690
Starbucks Corporation	23,316	1,250,087
Starwood Hotels & Resorts Worldwide, Inc.	337	27,327
Target Corporation	10,917	891,155
Tiffany & Co.	162	14,872
Time Warner Cable, Inc.	315	56,124
Time Warner, Inc.	4,554	398,065
TJX Cos., Inc. (The)	10,907	721,716
Tractor Supply Co.	2,059	185,186
TripAdvisor, Inc.Δ*	7,526	655,816
Twenty-First Century Fox, Inc. Class A	2,201	71,632
Under Armour, Inc. Class A*	210	17,522
Urban Outfitters, Inc.*	140	4,900
VF Corporation	493	34,382
Wal-Mart Stores, Inc.	112,835	8,003,387
Walt Disney Co. (The)	8,023	915,745
Wendy’s Corporation (The)	129,200	1,457,376
Whirlpool Corporation	34	5,884
Williams-Sonoma, Inc.	3,400	279,718
Wyndham Worldwide Corporation	274	22,443
Yum! Brands, Inc.	13,304	1,198,424

		35,412,968

Consumer Staples — 6.2%
Archer-Daniels-Midland Co.	746	35,972
Campbell Soup Co.	37,098	1,767,720
Church & Dwight Co., Inc.Δ	16,500	1,338,645
Clorox Co. (The)Δ	5,512	573,358
Coca-Cola Co. (The)	30,265	1,187,296
Coca-Cola Enterprises, Inc.	469	20,373
Colgate-Palmolive Co.	29,137	1,905,851
ConAgra Foods, Inc.	663	28,986
CVS Health Corporation	9,810	1,028,873
Dr. Pepper Snapple Group, Inc.	1,169	85,220
General Mills, Inc.	74,460	4,148,911
Hershey Co. (The)	11,872	1,054,590
Hormel Foods CorporationΔ	10,055	566,800
J.M. Smucker Co. (The)	119	12,901
Kellogg Co.	7,244	454,199
Keurig Green Mountain, Inc.	144	11,035
Kimberly-Clark Corporation	16,616	1,760,798
Kraft Foods Group, Inc.	846	72,028
Kroger Co. (The)Δ	12,095	877,009
McCormick & Co., Inc. (Non-Voting Shares)Δ	10,686	865,032
Mead Johnson Nutrition Co.	2,233	201,461

See Notes to Financial Statements.

	Shares	Value
Mondelez International, Inc. Class A	2,203	$90,631
Monster Beverage Corporation*	5,400	723,708
PepsiCo, Inc.	87,309	8,149,422
Procter & Gamble Co. (The)	83,310	6,518,174
Sysco Corporation	82,271	2,969,983
Tyson Foods, Inc. Class A	304	12,960
Walgreens Boots Alliance, Inc.	8,249	696,546
Whole Foods Market, Inc.	2,869	113,153

		37,271,635

Energy — 3.3%
Anadarko Petroleum Corporation	632	49,334
Apache Corporation	533	30,717
Baker Hughes, Inc.	497	30,665
Cabot Oil & Gas Corporation	422	13,310
California Resources Corporation	3,200	19,328
Cameron International Corporation*	216	11,312
Chesapeake Energy Corporation	577	6,445
Chevron Corporation	47,948	4,625,543
ConocoPhillips	1,531	94,019
CONSOL Energy, Inc.	259	5,631
Devon Energy Corporation	436	25,938
EOG Resources, Inc.	1,018	89,126
EQT Corporation	171	13,909
Exxon Mobil Corporation	117,696	9,792,307
First Solar, Inc.*	87	4,087
FMC Technologies, Inc.*	280	11,617
Halliburton Co.	973	41,907
Helmerich & Payne, Inc.	122	8,591
Hess Corporation	311	20,800
Kinder Morgan, Inc.	1,958	75,168
Marathon Oil Corporation	789	20,940
Marathon Petroleum Corporation	1,470	76,896
Murphy Oil Corporation	194	8,065
National Oilwell Varco, Inc.	487	23,512
Newfield Exploration Co.*	175	6,321
Noble Energy, Inc.	408	17,413
Occidental Petroleum Corporation	58,949	4,584,464
ONEOK, Inc.	236	9,317
Phillips 66	549	44,227
Pioneer Natural Resources Co.	172	23,855
Range Resources Corporation	186	9,185
Southwestern Energy Co.*	402	9,137
Spectra Energy Corporation	2,565	83,619
Tesoro Corporation	95	8,019
Valero Energy Corporation	605	37,873
Williams Cos., Inc. (The)	895	51,364

		19,983,961

Financial Services — 8.1%
Affiliated Managers Group, Inc.*	64	13,990
Aflac, Inc.	665	41,363
Alleghany Corporation*	800	375,008
Alliance Data Systems Corporation*	60	17,516
Allstate Corporation (The)	505	32,759
American Express Co.	6,464	502,382

	Shares	Value
American International Group, Inc.	1,660	$102,621
American Tower Corporation REIT	834	77,804
Ameriprise Financial, Inc.	217	27,110
Apartment Investment & Management Co. Class A REIT	481	17,763
Assurant, Inc.	75	5,025
AvalonBay Communities, Inc. REIT	103	16,467
Bank of America Corporation	11,993	204,121
Bank of Hawaii CorporationΔ	10,900	726,812
Bank of New York Mellon Corporation (The)	1,007	42,264
BB&T CorporationΔ	1,805	72,760
Berkshire Hathaway, Inc. Class B*	2,225	302,845
BlackRock, Inc.	159	55,011
Boston Properties, Inc. REIT	174	21,061
Capital One Financial Corporation	694	61,051
Capitol Federal Financial, Inc.Δ	383,000	4,611,320
CBRE Group, Inc. Class A*	315	11,655
Charles Schwab Corporation (The)	1,326	43,294
Chubb Corporation (The)	26,416	2,513,218
Cincinnati Financial Corporation	105	5,269
Citigroup, Inc.	3,444	190,247
CME Group, Inc.	232	21,590
Comerica, Inc.	101	5,183
Commerce Bancshares, Inc.Δ	43,008	2,011,484
Crown Castle International Corporation REIT	448	35,974
Cullen/Frost Bankers, Inc.Δ	14,100	1,107,978
Discover Financial Services	616	35,494
Dun & Bradstreet Corporation (The)	354	43,188
E*TRADE Financial Corporation*	326	9,764
Equifax, Inc.	138	13,398
Equinix, Inc. REIT	20	5,080
Equity Residential REIT	467	32,769
Essex Property Trust, Inc. REIT	70	14,875
FactSet Research Systems, Inc.	5,000	812,550
Fidelity National Information Services, Inc.	329	20,332
Fifth Third Bancorp	1,381	28,752
Fiserv, Inc.*	888	73,553
Franklin Resources, Inc.	456	22,358
General Growth Properties, Inc. REIT	589	15,114
Genworth Financial, Inc. Class A*	565	4,277
Goldman Sachs Group, Inc. (The)	1,466	306,086
Hartford Financial Services Group, Inc. (The)	507	21,076
HCP, Inc. REIT	516	18,819
Health Care REIT, Inc.	570	37,409
Host Hotels & Resorts, Inc. REIT	861	17,074
Hudson City Bancorp, Inc.	522	5,157
Huntington Bancshares, Inc.	953	10,778
Intercontinental Exchange, Inc.	120	26,833
Iron Mountain, Inc. REIT	206	6,386

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Jack Henry & Associates, Inc.	2,600	$168,220
JPMorgan Chase & Co.	30,843	2,089,922
KeyCorp	25,567	384,016
Kimco Realty Corporation REIT	228	5,139
Leucadia National Corporation	355	8,619
Lincoln National Corporation	300	17,766
Loews Corporation	130	5,006
M&T Bank CorporationΔ	10,044	1,254,797
Macerich Co. (The) REIT	159	11,861
Markel CorporationΔ*	1,500	1,201,020
Marsh & McLennan Cos., Inc.	80,737	4,577,788
MasterCard, Inc. Class A	10,213	954,711
McGraw Hill Financial, Inc.	309	31,039
Mercury General CorporationΔ	1,000	55,650
MetLife, Inc.	12,298	688,565
Moody’s Corporation	279	30,121
Morgan Stanley	1,593	61,792
Navient Corporation	520	9,469
New York Community Bancorp, Inc.Δ	59,000	1,084,420
Northern Trust CorporationΔ	39,253	3,001,284
People’s United Financial, Inc.Δ	64,574	1,046,745
Piedmont Office Realty Trust, Inc. Class A REITΔ	54,418	957,213
Plum Creek Timber Co., Inc. REIT	202	8,195
PNC Financial Services Group, Inc. (The)	60,766	5,812,268
Principal Financial Group, Inc.	312	16,003
ProAssurance Corporation	2,500	115,525
Progressive Corporation (The)	12,713	353,803
Prologis, Inc. REIT	334	12,391
Prudential Financial, Inc.	524	45,861
Public Storage REIT	108	19,912
Regions Financial Corporation	1,188	12,308
Signature Bank*	1,800	263,502
Simon Property Group, Inc. REIT	415	71,803
State Street Corporation	490	37,730
SunTrust Banks, Inc.	34,607	1,488,793
T. Rowe Price Group, Inc.	297	23,086
Torchmark Corporation	321	18,689
Total System Services, Inc.	162	6,767
Travelers Cos., Inc. (The)	13,401	1,295,341
Unum Group	295	10,546
US Bancorp	29,389	1,275,483
Ventas, Inc. REIT	333	20,676
Visa, Inc. Class AΔ	27,431	1,841,992
Vornado Realty Trust REIT	197	18,701
W.R. Berkley CorporationΔ	1,900	98,667
Wells Fargo & Co.	33,061	1,859,351
Western Union Co. (The)	622	12,645
Weyerhaeuser Co. REIT	41,211	1,298,147
Zions Bancorporation	159	5,046

		48,542,461

Healthcare — 5.9%
Abbott Laboratories	17,024	835,538
AbbVie, Inc.	20,886	1,403,330
Aetna, Inc.	8,611	1,097,558
Agilent Technologies, Inc.	377	14,545
Alexion Pharmaceuticals, Inc.*	3,724	673,187
Amgen, Inc.	3,185	488,961
Anthem, Inc.	3,240	531,814

	Shares	Value
athenahealth, Inc.Δ*	800	$91,664
Baxter International, Inc.	8,506	594,825
Becton, Dickinson and Co.	7,138	1,011,085
Biogen, Inc.*	1,468	592,984
Boston Scientific Corporation*	1,348	23,860
Bristol-Myers Squibb Co.	27,166	1,807,626
C.R. Bard, Inc.	4,074	695,432
Cardinal Health, Inc.Δ	14,225	1,189,921
Celgene Corporation*	3,590	415,489
Centene Corporation*	3,100	249,240
Cerner Corporation*	1,935	133,631
Cigna Corporation	310	50,220
DaVita HealthCare Partners, Inc.*	200	15,894
DENTSPLY International, Inc.	161	8,299
Edwards Lifesciences Corporation*	1,968	280,302
Eli Lilly & Co.	46,226	3,859,409
Express Scripts Holding Co.Δ*	6,045	537,642
Gilead Sciences, Inc.	1,936	226,667
HCA Holdings, Inc.*	500	45,360
Health Net, Inc.*	4,300	275,716
Henry Schein, Inc.Δ*	2,100	298,452
Hospira, Inc.*	189	16,766
Humana, Inc.Δ	3,276	626,633
IDEXX Laboratories, Inc.Δ*	4,800	307,872
Intuitive Surgical, Inc.*	443	214,633
Johnson & Johnson	91,747	8,941,663
Laboratory Corporation of America Holdings*	2,051	248,622
McKesson Corporation	5,763	1,295,580
MEDNAX, Inc.*	2,600	192,686
Myriad Genetics, Inc.Δ*	1,700	57,783
Patterson Cos., Inc.	120	5,838
PerkinElmer, Inc.	128	6,738
Quest Diagnostics, Inc.Δ	34,143	2,476,050
Regeneron Pharmaceuticals, Inc.*	89	45,402
Seattle Genetics, Inc.Δ*	3,100	150,040
St. Jude Medical, Inc.	321	23,455
Stryker Corporation	11,335	1,083,286
Tenet Healthcare Corporation*	747	43,236
Thermo Fisher Scientific, Inc.	444	57,613
UnitedHealth Group, Inc.	14,909	1,818,898
Universal Health Services, Inc. Class B	40	5,684
Vertex Pharmaceuticals, Inc.*	268	33,093
Zimmer Biomet Holdings, Inc.Δ	1,672	182,633
Zoetis, Inc.	1,989	95,910

		35,378,765

Materials & Processing — 0.8%
Air Products & Chemicals, Inc.	14,924	2,042,051
Airgas, Inc.	46	4,866
Alcoa, Inc.	1,077	12,009
Allegheny Technologies, Inc.	139	4,198
Ball Corporation	161	11,294
Bemis Co., Inc.	18,700	841,687
CF Industries Holdings, Inc.	315	20,248
Dow Chemical Co. (The)	1,623	83,049
E.I. du Pont de Nemours & Co.	1,053	67,339
Eastman Chemical Co.	174	14,237
Ecolab, Inc.	340	38,444
Fastenal Co.Δ	5,308	223,891

See Notes to Financial Statements.

	Shares	Value
FMC Corporation	151	$7,935
Freeport-McMoRan, Inc.	1,602	29,829
International Flavors & Fragrances, Inc.Δ	693	75,738
International Paper Co.	550	26,174
Martin Marietta Materials, Inc.	70	9,906
Masco Corporation	401	10,695
MeadWestvaco Corporation	255	12,033
Monsanto Co.	513	54,681
Mosaic Co. (The)	346	16,210
Newmont Mining Corporation	511	11,937
Nucor Corporation	354	15,601
Owens-Illinois, Inc.*	127	2,913
PPG Industries, Inc.	3,914	449,014
Praxair, Inc.Δ	960	114,768
Precision Castparts Corporation	182	36,376
Sealed Air Corporation	225	11,561
Sherwin-Williams Co. (The)Δ	2,587	711,477
Sigma-Aldrich Corporation	52	7,246
Vulcan Materials Co.	147	12,338

		4,979,745

Producer Durables — 5.0%
3M Co.	11,617	1,792,503
ADT Corporation (The)Δ	19,808	664,955
Alaska Air Group, Inc.	300	19,329
American Airlines Group, Inc.	600	23,961
AMETEK, Inc.	278	15,229
Automatic Data Processing, Inc.	9,527	764,351
Boeing Co. (The)	4,761	660,446
C.H. Robinson Worldwide, Inc.Δ	2,398	149,611
Caterpillar, Inc.	705	59,798
Cintas Corporation	3,300	279,147
CSX Corporation	1,157	37,776
Cummins, Inc.	196	25,713
Danaher Corporation	4,214	360,676
Deere & Co.	419	40,664
Delta Air Lines, Inc.	1,218	50,035
Dover Corporation	192	13,475
Emerson Electric Co.	14,194	786,773
Expeditors International of Washington, Inc.	129	5,948
FedEx Corporation	2,664	453,946
FLIR Systems, Inc.	1,545	47,617
Flowserve Corporation	133	7,004
Fluor Corporation	182	9,648
General Dynamics Corporation	4,569	647,382
General Electric Co.	75,549	2,007,337
Honeywell International, Inc.	3,189	325,182
Illinois Tool Works, Inc.	443	40,663
Jacobs Engineering Group, Inc.*	78	3,168
JB Hunt Transport Services, Inc.	900	73,881
Kansas City Southern	102	9,302
Landstar System, Inc.Δ	500	33,435
Lockheed Martin Corporation	5,164	959,988
Mettler Toledo International, Inc.*	1,400	478,044
MSC Industrial Direct Co., Inc. Class AΔ	3,700	258,149
Norfolk Southern Corporation	332	29,004

	Shares	Value
Northrop Grumman Corporation	3,047	$483,346
PACCAR, Inc.	409	26,098
Pall Corporation	102	12,694
Parker Hannifin Corporation	153	17,799
Paychex, Inc.	21,169	992,403
Pitney Bowes, Inc.	332	6,909
Quanta Services, Inc.*	139	4,006
Raytheon Co.	6,236	596,660
Republic Services, Inc.	114,413	4,481,557
Robert Half International, Inc.	115	6,383
Rockwell Automation, Inc.	141	17,574
Rockwell Collins, Inc.	130	12,006
Roper Industries, Inc.	44	7,588
Ryder System, Inc.	111	9,698
Snap-on, Inc.	44	7,007
Southwest Airlines Co.	2,793	92,420
Spirit Airlines, Inc.*	2,000	124,200
Stanley Black & Decker, Inc.	177	18,627
Stericycle, Inc.*	13,497	1,807,383
Textron, Inc.	272	12,139
Union Pacific Corporation	6,814	649,851
United Parcel Service, Inc. Class B	74,202	7,190,916
United Technologies Corporation	4,114	456,366
W.W. Grainger, Inc.	8	1,893
Waste Connections, Inc.Δ	4,700	221,464
Waste Management, Inc.	31,491	1,459,608
Xerox Corporation	1,257	13,374
Xylem, Inc.	389	14,420

		29,878,529

Technology — 3.2%
Adobe Systems, Inc.*	1,128	91,379
Advanced Micro Devices, Inc.Δ*	200,400	480,960
Akamai Technologies, Inc.*	203	14,173
Altera Corporation	358	18,330
Amphenol Corporation Class A	428	24,811
Analog Devices, Inc.	354	22,722
Apple, Inc.	12,741	1,598,040
Applied Materials, Inc.	94,470	1,815,713
Autodesk, Inc.*	2,557	128,042
Broadcom Corporation Class A	627	32,284
CA, Inc.	368	10,779
Cisco Systems, Inc.	6,471	177,694
Citrix Systems, Inc.*	176	12,348
Cognizant Technology Solutions Corporation Class A*	2,190	133,787
Computer Sciences Corporation	165	10,831
Corning, Inc.	1,580	31,173
Electronic Arts, Inc.*	351	23,342
EMC Corporation	2,300	60,697
F5 Networks, Inc.*	2,946	354,551
Facebook, Inc. Class A*	2,483	212,955
Gartner, Inc.*	2,800	240,184
Google, Inc. Class A*	1,937	1,046,057
Google, Inc. Class C*	330	171,719
Groupon, Inc.Δ*	10,500	52,815
Harris Corporation	120	9,229
Hewlett-Packard Co.	2,151	64,552
Intel Corporation	32,598	991,468

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
International Business Machines Corporation	9,099	$1,480,043
Intuit, Inc.	13,822	1,392,843
Juniper Networks, Inc.	571	14,829
KLA-Tencor Corporation	12,288	690,709
Lam Research Corporation	181	14,724
Linear Technology Corporation	18,068	799,148
Microchip Technology, Inc.	228	10,813
Micron Technology, Inc.*	1,206	22,721
Microsoft Corporation	106,838	4,716,898
Motorola Solutions, Inc.	226	12,959
NetApp, Inc.	13,274	418,927
NVIDIA Corporation	633	12,730
Oracle Corporation	3,927	158,258
Qorvo, Inc.*	175	14,047
QUALCOMM, Inc.	7,288	456,447
Rackspace Hosting, Inc.*	4,200	156,198
Red Hat, Inc.*	180	13,667
salesforce.com, Inc.*	703	48,950
SanDisk Corporation	256	14,904
Skyworks Solutions, Inc.	80	8,328
Splunk, Inc.*	300	20,886
Symantec Corporation	785	18,251
Synopsys, Inc.*	600	30,390
Tableau Software, Inc. Class A*	500	57,650
Teradata CorporationΔ*	2,080	76,960
Texas Instruments, Inc.	6,431	331,261
VeriSign, Inc.*	180	11,110
Western Digital Corporation	239	18,742
Xilinx, Inc.	304	13,425
Yahoo!, Inc.*	1,008	39,604

		18,907,057

Utilities — 6.7%
AES Corporation	1,420	18,829
AGL Resources, Inc.	4,300	200,208
Alliant Energy Corporation	1,900	109,668
Ameren Corporation	174	6,556
American Electric Power Co., Inc.	11,678	618,584
American Water Works Co., Inc.	20,800	1,011,504
Aqua America, Inc.	3,000	73,470
AT&T, Inc.Δ	50,358	1,788,716
Atmos Energy Corporation	8,700	446,136
CenterPoint Energy, Inc.	11,288	214,811
CenturyLink, Inc.	22,961	674,594
CMS Energy Corporation	355	11,303
Consolidated Edison, Inc.Δ	13,939	806,789
Dominion Resources, Inc.	14,963	1,000,576
DTE Energy Co.	7,501	559,875
Duke Energy Corporation	13,111	925,899
Edison InternationalΔ	51,471	2,860,758
Entergy Corporation	204	14,382
Eversource Energy	356	16,166
Exelon Corporation	974	30,603
FirstEnergy Corporation	633	20,604
Frontier Communications Corporation	2,478	12,266
Level 3 Communications, Inc.*	391	20,594
NextEra Energy, Inc.	7,994	783,652
NiSource, Inc.	9,257	422,027
NRG Energy, Inc.	370	8,466
ONE Gas, Inc.Δ	145,649	6,198,821
Pepco Holdings, Inc.	466	12,554
PG&E Corporation	67,220	3,300,502

	Shares	Value
Piedmont Natural Gas Co., Inc.Δ	64,090	$2,263,018
Pinnacle West Capital Corporation	3,600	204,804
PPL Corporation	1,005	29,617
Public Service Enterprise Group, Inc.	23,375	918,170
Questar Corporation	18,400	384,744
SCANA Corporation	161	8,155
Sempra Energy	16,773	1,659,521
Southern Co. (The)Δ	31,437	1,317,210
TECO Energy, Inc.	293	5,174
UGI Corporation	8,200	282,490
Vectren Corporation	12,400	477,152
Verizon Communications, Inc.	101,333	4,723,131
WEC Energy Group, Inc.Δ	5,809	261,231
Westar Energy, Inc.	99,800	3,415,156
WGL Holdings, Inc.Δ	25,800	1,400,682
Xcel Energy, Inc.Δ	9,067	291,776

		39,810,944

Total Common Stocks
(Cost $231,433,542)		270,166,065

FOREIGN COMMON STOCKS — 2.9%
Bermuda — 0.5%
Arch Capital Group, Ltd.Δ	14,300	957,528
Everest Re Group, Ltd.	5,900	1,073,859
Invesco, Ltd.	543	20,357
PartnerRe, Ltd.	800	102,800
RenaissanceRe Holdings, Ltd.	4,600	466,946

		2,621,490

British Virgin Islands — 0.0%
Michael Kors Holdings, Ltd.*	280	11,785

Canada — 0.7%
Imperial Oil, Ltd.	43,300	1,672,718
Potash Corporation of Saskatchewan, Inc.Δ	86,900	2,691,293

		4,364,011

Curacao — 0.0%
Schlumberger, Ltd.	1,587	136,784

France — 0.6%
Total SA	78,600	3,817,925

Ireland — 0.5%
Accenture PLC Class A	10,698	1,035,352
Allegion PLC	94	5,653
Eaton Corporation PLC	540	36,445
Ingersoll-Rand PLC	294	19,822
Mallinckrodt PLC*	645	75,929
Medtronic PLC	11,926	883,717
Pentair PLC	224	15,400
Seagate Technology PLC	372	17,670
Tyco International PLC	24,566	945,300
XL Group PLC	302	11,234

		3,046,522

Japan — 0.1%
Honda Motor Co., Ltd.	16,900	547,039

Jersey — 0.0%
Delphi Automotive PLC	227	19,315

See Notes to Financial Statements.

	Shares	Value
Liberia — 0.0%
Royal Caribbean Cruises, Ltd.	107	$8,420

Netherlands — 0.2%
Koninklijke Philips NV	26,843	682,911
LyondellBasell Industries NV Class A	489	50,621
Mylan NV*	1,482	100,569
Nielsen NV	438	19,609

		853,710

Panama — 0.0%
Carnival Corporation	498	24,596

Singapore — 0.0%
Avago Technologies, Ltd.	271	36,024

Switzerland — 0.2%
ABB, Ltd.*	16,500	345,548
ACE, Ltd.	7,534	766,057
Garmin, Ltd.	139	6,106
TE Connectivity, Ltd.	347	22,312
Transocean, Ltd.	893	14,395

		1,154,418

United Kingdom — 0.1%
Aon PLC	5,419	540,177
Ensco PLC Class A	457	10,178
Noble Corporation PLC	288	4,432

		554,787

Total Foreign Common Stocks
(Cost $17,074,209)		17,196,826

PREFERRED STOCKS — 5.0%
Bank of America Corporation,
7.25%, 12/31/49*	8,115	9,023,880
Health Care REIT, Inc.,
6.50%, 12/31/49*	13,300	790,552
Laclede Group, Inc. (The),
6.75%, 04/01/17*	52,576	2,733,952
Stanley Black & Decker, Inc.,
4.75%, 11/17/15*	20,400	2,958,000
US Bancorp,
6.00%, 04/15/17Δ*	208,700	5,557,681
Wells Fargo & Co.,
7.50%, 12/31/49*	7,397	8,691,475

Total Preferred Stocks
(Cost $29,978,477)		29,755,540

MASTER LIMITED PARTNERSHIP — 0.4%
Spectra Energy Partners LP
(Cost $2,688,504)	52,873	2,437,445

MONEY MARKET FUNDS — 19.7%
GuideStone Money Market Fund (Investor Class)¥	16,404,340	16,404,340
Northern Institutional Liquid Assets Portfolio§	101,453,002	101,453,002

Total Money Market Funds
(Cost $117,857,342)		117,857,342

SYNTHETIC CONVERTIBLE INSTRUMENT — 0.9%
Bank of America Corporation+	9,300	438,495
Credit Suisse+	11,400	919,068
Credit Suisse AG+	10,900	745,996
Goldman Sachs Group, Inc.+	16,900	652,577
GSco (A)+	11,200	947,744

	Shares	Value
UBS (Aap)+	10,300	$1,601,856

Total Synthetic Convertible Instrument
(Cost $5,269,552)		5,305,736

	Par
CORPORATE BONDS — 23.4%
Akamai Technologies, Inc.
(1.18)%, 02/15/19 CONVΩΔ	$2,835,000	2,964,361
Alere, Inc.
3.00%, 05/15/16 CONV	1,075,000	1,339,047
Allscripts Healthcare Solutions, Inc.
1.25%, 07/01/20 CONV	1,960,000	2,004,100
Ares Capital Corporation
5.13%, 06/01/16 CONVΔ	1,750,000	1,811,250
4.38%, 01/15/19Δ	680,000	695,725
BioMarin Pharmaceutical, Inc.
0.75%, 10/15/18 CONV	1,615,000	2,497,194
Blucora, Inc.
4.25%, 04/01/19 CONV	2,295,000	2,283,525
Brocade Communications Systems, Inc.
1.38%, 01/01/20 CONV 144AΔ	1,240,000	1,292,700
Cardtronics, Inc.
1.00%, 12/01/20 CONVΔ	1,625,000	1,602,656
Cepheid
1.25%, 02/01/21 CONVΔ	2,380,000	2,762,287
Chart Industries, Inc.
2.00%, 08/01/18Δ	2,630,000	2,554,387
Chesapeake Energy Corporation
2.50%, 05/15/37 CONV	2,645,000	2,519,362
Ciena Corporation
0.88%, 06/15/17 CONVΔ	960,000	968,400
Citigroup, Inc.
5.95%, 07/29/49†Δ	2,675,000	2,638,219
Citrix Systems, Inc.
0.50%, 04/15/19Δ	1,215,000	1,289,419
Clearwire Communications LLC
8.25%, 12/01/40 CONV 144A	2,725,000	2,966,844
Electronic Arts, Inc.
0.75%, 07/15/16 CONV	165,000	345,056
Electronics For Imaging, Inc.
0.75%, 09/01/19 CONV 144A	940,000	982,888
Envestnet, Inc.
1.75%, 12/15/19Δ	620,000	603,337
Euronet Worldwide, Inc.
1.50%, 10/01/44 CONV 144AΔ	1,210,000	1,339,319
Extra Space Storage LP
2.38%, 07/01/33 CONV 144AΔ	1,275,000	1,555,500
FireEye, Inc.
1.00%, 06/01/35	1,310,000	1,404,975
Forest City Enterprises, Inc.
3.63%, 08/15/20 CONVΔ	1,370,000	1,496,725
General Electric Capital Corporation
6.25%, 12/29/49†	3,400,000	3,723,000

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Goodrich Petroleum Corporation
5.00%, 10/01/32 CONVΔ	$920,000	$464,600
Griffon Corporation
4.00%, 01/15/17 CONV 144A	495,000	604,519
HCA, Inc.
5.38%, 02/01/25	140,000	142,632
Hologic, Inc.
2.00%, 03/01/42 STEPΔ	662,000	874,668
1.81%, 12/15/43 STEPΩ	1,190,000	1,446,594
HomeAway, Inc.
0.13%, 04/01/19Δ	3,020,000	2,908,638
Hornbeck Offshore Services, Inc.
1.50%, 09/01/19 CONVΔ	1,680,000	1,375,500
Huron Consulting Group, Inc.
1.25%, 10/01/19 CONV 144AΔ	1,455,000	1,587,769
Illumina, Inc.
(4.02)%, 06/15/19Δ	2,550,000	2,997,844
Integra LifeSciences Holdings Corporation
1.63%, 12/15/16 CONVΔ	1,765,000	2,154,403
Intel Corporation
2.95%, 12/15/35 CONVΔ	2,866,000	3,455,321
InterDigital, Inc.
1.50%, 03/01/20 CONV 144A	555,000	571,303
j2 Global, Inc.
3.25%, 06/15/29 CONVΔ	305,000	355,134
Jarden Corporation
1.88%, 09/15/18 CONV	515,000	865,844
Lam Research Corporation
0.50%, 05/15/16 CONV	525,000	698,906
LinkedIn Corporation
0.50%, 11/01/19 CONV 144A	2,300,000	2,311,511
Live Nation Entertainment, Inc.
2.50%, 05/15/19Δ	1,820,000	1,969,012
Macquarie Infrastructure Co. LLC
2.88%, 07/15/19 CONVΔ	2,065,000	2,443,153
Medidata Solutions, Inc.
1.00%, 08/01/18 CONVΔ	1,130,000	1,340,462
Meritor, Inc.
4.00%, 02/15/27 STEP	1,800,000	1,861,875
Microchip Technology, Inc.
1.63%, 02/15/25 CONV 144A	3,948,000	4,002,285
Molina Healthcare, Inc.
1.63%, 08/15/44 CONVΔ	985,000	1,308,203
National Health Investors, Inc.
3.25%, 04/01/21 CONV	2,100,000	2,082,938
Navistar International Corporation
4.75%, 04/15/19	1,180,000	1,015,538
NetSuite, Inc.
0.25%, 06/01/18 CONVΔ	2,460,000	2,573,775
Newmont Mining Corporation
1.63%, 07/15/17 CONV	2,230,000	2,259,269
NRG Yield, Inc.
3.50%, 02/01/19 CONV 144A	1,005,000	1,091,053
3.25%, 06/01/20	2,225,000	2,229,172

	Par	Value
Nuance Communications, Inc.
2.75%, 11/01/31 CONVΔ	$675,000	$686,391
1.50%, 11/01/35	638,000	662,324
NuVasive, Inc.
2.75%, 07/01/17 CONV	1,480,000	1,887,000
NVIDIA Corporation
1.00%, 12/01/18 CONV	1,885,000	2,168,928
Omnicare, Inc.
3.25%, 12/15/35 CONV	1,040,000	1,282,450
Priceline Group, Inc.
0.35%, 06/15/20Δ	575,000	640,406
0.90%, 09/15/21 CONV 144AΔ	2,015,000	1,926,844
Proofpoint, Inc.
0.75%, 06/15/20Δ	380,000	410,162
Restoration Hardware Holdings, Inc.
(0.61)%, 06/15/19 CONV 144AΩΔ	920,000	944,725
Royal Gold, Inc.
2.88%, 06/15/19 CONV	2,480,000	2,551,300
RTI International Metals, Inc.
1.63%, 10/15/19 CONVΔ	1,965,000	2,140,622
Ryland Group, Inc.
0.25%, 06/01/19 CONVΔ	2,664,000	2,584,080
salesforce.com, Inc.
0.25%, 04/01/18 CONVΔ	1,560,000	1,900,275
SanDisk Corporation
0.50%, 10/15/20 CONVΔ	5,249,000	5,114,494
SEACOR Holdings, Inc.
2.50%, 12/15/27 CONV	1,755,000	1,805,456
3.00%, 11/15/28 CONV	150,000	134,250
Shutterfly, Inc.
0.25%, 05/15/18 CONV	1,290,000	1,304,512
Starwood Property Trust, Inc.
4.55%, 03/01/18 CONV	2,370,000	2,481,094
Synchronoss Technologies, Inc.
0.75%, 08/15/19 CONVΔ	560,000	627,900
Tesla Motors, Inc.
0.25%, 03/01/19 CONV	2,570,000	2,553,937
TiVo, Inc.
2.00%, 10/01/21 CONV 144AΔ	2,040,000	1,867,875
Toll Brothers Finance Corporation
0.50%, 09/15/32 CONVΔ	2,865,000	2,986,762
Twitter, Inc.
0.25%, 09/15/19 CONV 144AΔ	2,280,000	2,049,150
Walter Investment Management Corporation
4.50%, 11/01/19 CONV	1,196,000	985,205
Web.com Group, Inc.
1.00%, 08/15/18 CONVΔ	1,740,000	1,731,300
WebMD Health Corporation
2.50%, 01/31/18 CONV	940,000	961,738
1.50%, 12/01/20 CONV	1,160,000	1,251,350
Whiting Petroleum Corporation
1.25%, 04/01/20 CONV 144A	1,225,000	1,344,438
Workday, Inc.
0.75%, 07/15/18 CONVΔ	530,000	599,894
Wright Medical Group, Inc.
2.00%, 02/15/20 CONV 144A	615,000	655,744

See Notes to Financial Statements.

	Par	Value
Yahoo!, Inc.
(0.81)%, 12/01/18 CONVΩΔ	$1,480,000	$1,525,325

Total Corporate Bonds
(Cost $136,993,885)		140,398,128

FOREIGN BONDS — 0.7%
Canada — 0.2%
Valeant Pharmaceuticals International, Inc.
7.50%, 07/15/21 144A	400,000	431,500
5.50%, 03/01/23 144A	325,000	329,062
6.13%, 04/15/25 144A	415,000	427,969

		1,188,531

Luxembourg — 0.1%
Intelsat Luxembourg SA
7.75%, 06/01/21Δ	600,000	503,250

Netherlands — 0.4%
Siemens Financieringsmaatschappij NV
1.05%, 08/16/17 CONV	2,250,000	2,437,875

Total Foreign Bonds
(Cost $4,074,879)		4,129,656

U.S. TREASURY OBLIGATIONS — 18.4%
U.S. Treasury Bill
0.05%, 09/17/15	1,300,000	1,300,014

U.S. Treasury Bills
0.07%, 09/17/15	22,750,000	22,750,250
0.11%, 09/17/15	1,600,000	1,600,018
0.10%, 01/07/16	500,000	499,822
0.18%, 01/07/16	1,750,000	1,749,377
0.20%, 01/07/16	1,400,000	1,399,502
0.24%, 01/07/16	23,900,000	23,891,491
0.20%, 03/03/16	30,550,000	30,521,283
0.00%, 06/23/16	27,000,000	26,930,178

		109,341,921

Total U.S. Treasury Obligations
(Cost $110,595,412)		110,641,935

TOTAL INVESTMENTS — 116.5%
(Cost $655,965,802)		697,888,673

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
S&P 500® Index, Strike Price $2,135.00, Expires 07/10/15 (MSCS)	(11)	(1,045)
S&P 500® Index, Strike Price $2,135.00, Expires 07/17/15 (DEUT)	(11)	(3,179)
S&P 500® Index, Strike Price $2,140.00, Expires 07/10/15 (DEUT)	(10)	(650)
S&P 500® Index, Strike Price $2,145.00, Expires 07/02/15 (MLCS)	(12)	(60)
S&P 500® Index, Strike Price $2,145.00, Expires 07/31/15 (MSCS)	(12)	(4,140)

	Number of Contracts	Value
S&P 500® Index, Strike Price $2,150.00, Expires 07/24/15 (MSCS)	(12)	$(1,980)
S&P 500® Index, Strike Price $2,155.00, Expires 07/02/15 (DEUT)	(12)	(60)
S&P 500® Index, Strike Price $2,160.00, Expires 07/17/15 (DEUT)	(12)	(900)
S&P 500® Index, Strike Price $2,175.00, Expires 07/24/15 (CITIG)	(12)	(660)

		(12,674)

Put Options — (0.1)%
S&P 500® Index, Strike Price $1,985.00, Expires 07/17/15 (DEUT)	(63)	(67,410)
S&P 500® Index, Strike Price $1,990.00, Expires 07/31/15 (MSCS)	(60)	(106,800)
S&P 500® Index, Strike Price $2,000.00, Expires 05/01/15 (DEUT)	(59)	(53,690)
S&P 500® Index, Strike Price $2,015.00, Expires 07/10/15 (MSCS)	(57)	(63,270)
S&P 500® Index, Strike Price $2,020.00, Expires 07/02/15 (DEUT)	(63)	(10,080)
S&P 500® Index, Strike Price $2,025.00, Expires 07/02/15 (MLCS)	(62)	(13,640)
S&P 500® Index, Strike Price $2,025.00, Expires 07/24/15 (MSCS)	(60)	(126,000)
S&P 500® Index, Strike Price $2,040.00, Expires 07/17/15 (DEUT)	(60)	(131,400)
S&P 500® Index, Strike Price $2,060.00, Expires 07/24/15 (CITIG)	(62)	(208,010)

		(780,300)

Total Written Options
(Premiums received $(683,358))		(792,974)

Other Assets in Excess of Liabilities — (16.4)%		(97,928,132)

NET ASSETS — 100.0%		$599,167,567

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

%
Corporate Bonds	23.4
Money Market Funds	19.7
U.S. Treasury Obligations	18.4
Financial Services	8.1
Utilities	6.7
Consumer Staples	6.2
Healthcare	5.9
Consumer Discretionary	5.9
Preferred Stocks	5.0
Producer Durables	5.0
Energy	3.3
Technology	3.2
Foreign Common Stocks	2.9
Synthetic Convertible Instruments	0.9
Materials & Processing	0.8
Foreign Bonds	0.7
Master Limited Partnerships	0.4
Written Options	(0.1)

116.4

See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$270,166,065	$270,166,065	$—	$—
Corporate Bonds	140,398,128	—	140,398,128	—
Foreign Bonds	4,129,656	—	4,129,656	—
Foreign Common Stocks:
Bermuda	2,621,490	2,621,490	—	—
British Virgin Islands	11,785	11,785	—	—
Canada	4,364,011	4,364,011	—	—
Curacao	136,784	136,784	—	—
France	3,817,925	3,817,925	—	—
Ireland	3,046,522	3,046,522	—	—
Japan	547,039	547,039	—	—
Jersey	19,315	19,315	—	—
Liberia	8,420	8,420	—	—
Netherlands	853,710	853,710	—	—
Panama	24,596	24,596	—	—
Singapore	36,024	36,024	—	—
Switzerland	1,154,418	1,154,418	—	—
United Kingdom	554,787	554,787	—	—
Master Limited Partnership	2,437,445	2,437,445	—	—
Money Market Funds	117,857,342	117,857,342	—	—
Preferred Stocks	29,755,540	29,755,540	—	—
U.S. Treasury Obligations	110,641,935	—	110,641,936	—
Synthetic Convertible Instrument	5,305,736	—	—	5,305,736

Total Assets — Investments in Securities	$697,888,673	$437,413,218	$255,169,720	$5,305,736

Other Financial Instruments***
Forward Foreign Currency Contracts	$42,542	$—	$42,542	$—

Total Assets — Other Financial Instruments	$42,542	$—	$42,542	$—

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options	$(792,974)	$(112,920)	$(680,054)	$—

Total Liabilities — Investments in Securities	$(792,974)	$(112,920)	$(680,054)	$—

Other Financial Instruments***
Futures Contracts	$(399,823)	$(399,824)	$—	$—

Total Liabilities — Other Financial Instruments	$(399,823)	$(399,824)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2014 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of June 30, 2015 is 5,393,422.

The unobservable inputs used in the fair value measurement of the reporting entity’s preferred stock and synthetic convertible instruments are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Preferred Stock	Synthetic Convertible Instruments
Balance, 12/31/14	$13,851,501	$8,530,038	$5,321,463
Accrued discounts/premiums	—	—	—
Realized gain (loss)(1)	273,464	114,968	158,496
Change in unrealized appreciation (depreciation)(2)	(375,414)	(314,841)	(60,573)
Purchases	8,006,141	2,736,589	5,269,552
Sales	(7,758,481)	(2,375,279)	(5,383,202)
Transfers in to Level 3	—	—	—
Transfers out of Level 3(3)	(8,691,475)	(8,691,475)	—
Maturities	—	—	—
Paydowns	—	—	—

Balance, 06/30/15	$5,305,736	$—	$5,305,736

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.
(3)

Transfers out of Level 3 represent the value of securities at June 30, 2015 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.

EQUITY INDEX FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS — 93.2%
Consumer Discretionary — 13.9%
Amazon.com, Inc.*	12,959	$5,625,372
AutoNation, Inc.*	2,557	161,040
AutoZone, Inc.*	1,074	716,251
Bed Bath & Beyond, Inc.Δ*	5,741	396,014
Best Buy Co., Inc.	9,933	323,915
BorgWarner, Inc.	7,721	438,862
Cablevision Systems Corporation Class AΔ	7,501	179,574
CarMax, Inc.Δ*	7,028	465,324
CBS Corporation Class B	15,435	856,642
Chipotle Mexican Grill, Inc.Δ*	1,062	642,499
Coach, Inc.Δ	9,406	325,542
Comcast Corporation Class A	85,295	5,129,641
Costco Wholesale Corporation	14,886	2,010,503
D.R. Horton, Inc.	11,320	309,715
Darden Restaurants, Inc.Δ	4,235	301,024
DIRECTVΔ*	17,110	1,587,637
Discovery Communications, Inc. Class AΔ*	5,065	168,462
Discovery Communications, Inc. Class C*	8,821	274,157
Dollar General Corporation	10,030	779,732
Dollar Tree, Inc.*	7,040	556,090
eBay, Inc.*	37,499	2,258,940
Estee Lauder Cos., Inc. (The) Class A	7,632	661,389
Expedia, Inc.Δ	3,372	368,728
Family Dollar Stores, Inc.	3,284	258,812
Ford Motor Co.	134,918	2,025,119
Fossil Group, Inc.Δ*	1,512	104,872
GameStop Corporation Class AΔ	3,705	159,167
Gannett Co., Inc.*	11,613	302,441
Gap, Inc. (The)Δ	9,039	345,019
General Motors Co.	45,736	1,524,381
Genuine Parts Co.	5,110	457,498
Goodyear Tire & Rubber Co. (The)	9,194	277,199
H&R Block, Inc.	9,422	279,362
Hanesbrands, Inc.Δ	13,687	456,051
Harley-Davidson, Inc.Δ	7,000	394,450
Harman International Industries, Inc.	2,439	290,095
Hasbro, Inc.Δ	3,818	285,548
Home Depot, Inc. (The)	44,081	4,898,722
Interpublic Group of Cos., Inc. (The)	14,061	270,955
Johnson Controls, Inc.	22,206	1,099,863
Kohl’s CorporationΔ	6,693	419,049
L Brands, Inc.	8,281	709,930
Leggett & Platt, Inc.	4,728	230,159
Lennar Corporation Class AΔ	6,078	310,221
Lowe’s Cos., Inc.	31,643	2,119,132
Macy’s, Inc.	11,472	774,016
Marriott International, Inc. Class AΔ	6,961	517,829
Mattel, Inc.Δ	11,543	296,540
McDonald’s Corporation	32,506	3,090,345
Mohawk Industries, Inc.Δ*	2,117	404,135
Netflix, Inc.*	2,064	1,355,924
Newell Rubbermaid, Inc.	9,008	370,319
News Corporation Class A*	17,003	248,074

	Shares	Value
NIKE, Inc. Class B	23,642	$2,553,809
Nordstrom, Inc.Δ	4,794	357,153
Omnicom Group, Inc.Δ	8,278	575,238
O’Reilly Automotive, Inc.*	3,424	773,755
Priceline Group, Inc. (The)*	1,756	2,021,806
PulteGroup, Inc.Δ	11,274	227,171
PVH CorporationΔ	2,811	323,827
Ralph Lauren Corporation	2,056	272,132
Ross Stores, Inc.	13,938	677,526
Scripps Networks Interactive, Inc. Class AΔ	3,148	205,785
Staples, Inc.	21,855	334,600
Starbucks Corporation	50,977	2,733,132
Starwood Hotels & Resorts Worldwide, Inc.	5,742	465,619
Target Corporation	21,693	1,770,800
Tiffany & Co.Δ	3,840	352,512
Time Warner Cable, Inc.	9,591	1,708,828
Time Warner, Inc.	27,950	2,443,109
TJX Cos., Inc. (The)	23,057	1,525,682
Tractor Supply Co.Δ	4,650	418,221
TripAdvisor, Inc.Δ*	3,802	331,306
Twenty-First Century Fox, Inc. Class A	59,994	1,952,505
Under Armour, Inc. Class AΔ*	5,696	475,274
Urban Outfitters, Inc.Δ*	3,414	119,490
VF Corporation	11,535	804,451
Wal-Mart Stores, Inc.	53,601	3,801,919
Walt Disney Co. (The)	53,012	6,050,790
Whirlpool Corporation	2,676	463,082
Wyndham Worldwide Corporation	4,115	337,060
Yum! Brands, Inc.	14,642	1,318,951

		84,207,813

Consumer Staples — 6.8%
Archer-Daniels-Midland Co.	21,043	1,014,693
Campbell Soup Co.Δ	6,071	289,283
Clorox Co. (The)Δ	4,481	466,114
Coca-Cola Co. (The)	133,306	5,229,594
Coca-Cola Enterprises, Inc.	7,129	309,684
Colgate-Palmolive Co.	28,835	1,886,097
ConAgra Foods, Inc.	14,586	637,700
CVS Health Corporation	38,289	4,015,750
Dr. Pepper Snapple Group, Inc.	6,458	470,788
General Mills, Inc.	20,192	1,125,098
Hershey Co. (The)	4,915	436,599
Hormel Foods CorporationΔ	4,597	259,133
J.M. Smucker Co. (The)Δ	3,250	352,333
Kellogg Co.	8,484	531,947
Keurig Green Mountain, Inc.	3,914	299,930
Kimberly-Clark Corporation	12,346	1,308,306
Kraft Foods Group, Inc.	20,100	1,711,314
Kroger Co. (The)	16,616	1,204,826
McCormick & Co., Inc. (Non-Voting Shares)Δ	4,380	354,561
Mead Johnson Nutrition Co.	6,925	624,774
Mondelez International, Inc. Class A	55,191	2,270,558
Monster Beverage Corporation*	5,004	670,636
PepsiCo, Inc.	50,075	4,674,001
Procter & Gamble Co. (The)	92,080	7,204,339
Sysco Corporation	20,259	731,350
Tyson Foods, Inc. Class A	9,972	425,106
Walgreens Boots Alliance, Inc.	29,643	2,503,055

See Notes to Financial Statements.

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Whole Foods Market, Inc.	12,072	$476,120

		41,483,689

Energy — 7.3%
Anadarko Petroleum Corporation	17,267	1,347,862
Apache Corporation	12,695	731,613
Baker Hughes, Inc.	14,837	915,443
Cabot Oil & Gas CorporationΔ	14,102	444,777
Cameron International Corporation*	6,391	334,697
Chesapeake Energy CorporationΔ	17,647	197,117
Chevron Corporation	63,821	6,156,812
Cimarex Energy Co.Δ	3,198	352,771
ConocoPhillips	41,835	2,569,087
CONSOL Energy, Inc.Δ	7,857	170,811
Devon Energy Corporation	13,021	774,619
Diamond Offshore Drilling, Inc.Δ	2,290	59,105
EOG Resources, Inc.	18,669	1,634,471
EQT Corporation	5,184	421,667
Exterran Holdings, Inc.	13	424
Exxon Mobil Corporation	141,908	11,806,746
First Solar, Inc.*	2,565	120,504
FMC Technologies, Inc.*	7,897	327,647
Halliburton Co.	28,923	1,245,714
Helmerich & Payne, Inc.Δ	3,670	258,441
Hess CorporationΔ	8,311	555,840
Kinder Morgan, Inc.	58,869	2,259,981
Marathon Oil Corporation	22,674	601,768
Marathon Petroleum Corporation	18,444	964,806
Murphy Oil CorporationΔ	5,682	236,201
National Oilwell Varco, Inc.	13,040	629,571
Newfield Exploration Co.*	5,484	198,082
Noble Energy, Inc.	13,236	564,912
Occidental Petroleum Corporation	26,037	2,024,897
ONEOK, Inc.	7,110	280,703
Phillips 66	18,376	1,480,371
Pioneer Natural Resources Co.	5,099	707,180
Range Resources CorporationΔ	5,659	279,441
Southwestern Energy Co.Δ*	13,122	298,263
Spectra Energy Corporation	22,624	737,542
Tesoro Corporation	4,263	359,840
Valero Energy Corporation	17,200	1,076,720
Williams Cos., Inc. (The)	22,992	1,319,511

		44,445,957

Financial Services — 18.2%
Affiliated Managers Group, Inc.*	1,846	403,536
Aflac, Inc.	14,646	910,981
Alliance Data Systems Corporation*	2,110	615,993
Allstate Corporation (The)	13,894	901,304
American Express Co.	29,642	2,303,776
American International Group, Inc.	45,272	2,798,715
American Tower Corporation REIT	14,306	1,334,607
Ameriprise Financial, Inc.	6,173	771,193
Apartment Investment & Management Co. Class A REIT	5,345	197,391

	Shares	Value
Assurant, Inc.	2,352	$157,584
AvalonBay Communities, Inc. REIT	4,446	710,782
Bank of America Corporation	356,499	6,067,613
Bank of New York Mellon Corporation (The)	38,105	1,599,267
BB&T Corporation	24,878	1,002,832
Berkshire Hathaway, Inc. Class B*	61,929	8,429,156
BlackRock, Inc.	4,305	1,489,444
Boston Properties, Inc. REIT	5,245	634,855
Capital One Financial Corporation	18,497	1,627,181
CBRE Group, Inc. Class A*	9,561	353,757
Charles Schwab Corporation (The)	39,058	1,275,244
Chubb Corporation (The)	7,782	740,379
Cincinnati Financial Corporation	5,056	253,710
Citigroup, Inc.	103,011	5,690,328
CME Group, Inc.	10,726	998,162
Comerica, Inc.	6,109	313,514
Crown Castle International Corporation REIT	11,467	920,800
Discover Financial Services	15,099	870,004
Dun & Bradstreet Corporation (The)	1,233	150,426
E*TRADE Financial Corporation*	9,998	299,440
Equifax, Inc.	4,082	396,321
Equinix, Inc. REIT	1,938	492,252
Equity Residential REIT	12,281	861,758
Essex Property Trust, Inc. REIT	2,236	475,150
Fidelity National Information Services, Inc.	9,559	590,746
Fifth Third Bancorp	27,353	569,489
Fiserv, Inc.*	8,034	665,456
Franklin Resources, Inc.	13,249	649,598
General Growth Properties, Inc. REIT	21,080	540,913
Genworth Financial, Inc. Class A*	16,954	128,342
Goldman Sachs Group, Inc. (The)	13,644	2,848,731
Hartford Financial Services Group, Inc. (The)	14,151	588,257
HCP, Inc. REIT	15,708	572,871
Health Care REIT, Inc.	11,946	784,016
Host Hotels & Resorts, Inc. REITΔ	25,855	512,705
Hudson City Bancorp, Inc.	16,424	162,269
Huntington Bancshares, Inc.	27,751	313,864
Intercontinental Exchange, Inc.	3,783	845,917
Iron Mountain, Inc. REITΔ	6,383	197,873
JPMorgan Chase & Co.	125,967	8,535,524
KeyCorp	28,599	429,557
Kimco Realty Corporation REIT	14,037	316,394
Legg Mason, Inc.	3,279	168,967
Leucadia National CorporationΔ	10,809	262,443
Lincoln National Corporation	8,588	508,581
Loews Corporation	10,190	392,417
M&T Bank CorporationΔ	4,456	556,688
Macerich Co. (The) REIT	4,805	358,453
Marsh & McLennan Cos., Inc.	18,254	1,035,002
MasterCard, Inc. Class A	32,907	3,076,146

See Notes to Financial Statements.

	Shares	Value
McGraw Hill Financial, Inc.	9,250	$929,163
MetLife, Inc.	37,795	2,116,142
Moody’s Corporation	5,993	647,004
Morgan Stanley	52,166	2,023,519
NASDAQ OMX Group, Inc. (The)	4,073	198,803
Navient Corporation	13,067	237,950
Northern Trust Corporation	7,400	565,804
People’s United Financial, Inc.Δ	10,672	172,993
Plum Creek Timber Co., Inc. REIT	6,028	244,556
PNC Financial Services Group, Inc. (The)	17,601	1,683,536
Principal Financial Group, Inc.	9,386	481,408
Progressive Corporation (The)	17,970	500,105
Prologis, Inc. REIT	17,822	661,196
Prudential Financial, Inc.	15,343	1,342,819
Public Storage REIT	4,906	904,519
Realty Income Corporation REITΔ	7,935	352,235
Regions Financial Corporation	44,937	465,547
Simon Property Group, Inc. REIT	10,547	1,824,842
SL Green Realty Corporation REIT	3,363	369,560
State Street Corporation	13,949	1,074,073
SunTrust Banks, Inc.	17,375	747,472
T. Rowe Price Group, Inc.	8,976	697,704
Torchmark CorporationΔ	4,194	244,175
Total System Services, Inc.	5,631	235,207
Travelers Cos., Inc. (The)	10,867	1,050,404
Unum Group	8,603	307,557
US Bancorp	60,030	2,605,302
Ventas, Inc. REIT	11,128	690,938
Visa, Inc. Class AΔ	65,645	4,408,062
Vornado Realty Trust REIT	5,983	567,966
Wells Fargo & Co.	159,175	8,952,002
Western Union Co. (The)Δ	17,238	350,449
Weyerhaeuser Co. REIT	17,620	555,030
Zions BancorporationΔ	6,966	221,066

		110,087,782

Healthcare — 11.8%
Abbott Laboratories	50,474	2,477,264
AbbVie, Inc.	58,369	3,921,813
Aetna, Inc.	11,804	1,504,538
Agilent Technologies, Inc.	11,229	433,215
Alexion Pharmaceuticals, Inc.*	7,596	1,373,129
Amgen, Inc.	25,804	3,961,430
Anthem, Inc.	8,950	1,469,053
Baxter International, Inc.	18,522	1,295,244
Becton, Dickinson and Co.	7,141	1,011,523
Biogen, Inc.*	7,983	3,224,653
Boston Scientific Corporation*	45,533	805,934
Bristol-Myers Squibb Co.	56,576	3,764,567
C.R. Bard, Inc.	2,480	423,336
Cardinal Health, Inc.	11,282	943,739
Celgene Corporation*	26,916	3,115,123
Cerner Corporation*	10,456	722,091
Cigna Corporation	8,744	1,416,528
DaVita HealthCare Partners, Inc.*	5,774	458,860
DENTSPLY International, Inc.	4,803	247,595

	Shares	Value
Edwards Lifesciences Corporation*	3,679	$524,000
Eli Lilly & Co.	33,076	2,761,515
Express Scripts Holding Co.Δ*	24,744	2,200,731
Gilead Sciences, Inc.	49,877	5,839,599
HCA Holdings, Inc.*	9,783	887,514
Henry Schein, Inc.Δ*	2,862	406,747
Hospira, Inc.*	5,851	519,042
Humana, Inc.Δ	5,109	977,250
Intuitive Surgical, Inc.*	1,254	607,563
Johnson & Johnson	94,071	9,168,160
Laboratory Corporation of America Holdings*	3,422	414,815
McKesson Corporation	7,878	1,771,053
Patterson Cos., Inc.	2,919	142,009
PerkinElmer, Inc.Δ	3,875	203,980
Quest Diagnostics, Inc.Δ	4,925	357,161
Regeneron Pharmaceuticals, Inc.*	2,558	1,304,913
St. Jude Medical, Inc.	9,469	691,900
Stryker Corporation	10,114	966,595
Tenet Healthcare CorporationΔ*	3,361	194,535
Thermo Fisher Scientific, Inc.	13,512	1,753,317
UnitedHealth Group, Inc.	32,284	3,938,648
Universal Health Services, Inc. Class B	3,109	441,789
Varian Medical Systems, Inc.Δ*	3,413	287,818
Vertex Pharmaceuticals, Inc.*	8,282	1,022,661
Zimmer Biomet Holdings, Inc.Δ	5,816	635,282
Zoetis, Inc.	16,883	814,098

		71,402,330

Materials & Processing — 3.3%
Air Products & Chemicals, Inc.	6,595	902,394
Airgas, Inc.	2,308	244,140
Alcoa, Inc.	41,711	465,078
Allegheny Technologies, Inc.Δ	3,703	111,831
Ball CorporationΔ	4,684	328,583
CF Industries Holdings, Inc.	8,015	515,204
Dow Chemical Co. (The)Δ	36,806	1,883,363
E.I. du Pont de Nemours & Co.	30,801	1,969,724
Eastman Chemical Co.	5,099	417,200
Ecolab, Inc.	9,105	1,029,502
Fastenal Co.Δ	9,283	391,557
FMC CorporationΔ	4,552	239,208
Freeport-McMoRan, Inc.	35,015	651,979
International Flavors & Fragrances, Inc.	2,757	301,312
International Paper Co.	14,240	677,682
Martin Marietta Materials, Inc.	2,110	298,586
Masco Corporation	11,611	309,665
MeadWestvaco Corporation	11,345	535,371
Monsanto Co.	16,158	1,722,281
Mosaic Co. (The)	10,602	496,704
Newmont Mining Corporation	17,855	417,093
Nucor Corporation	10,932	481,773
Owens-Illinois, Inc.*	5,595	128,349
PPG Industries, Inc.	9,198	1,055,195
Praxair, Inc.	9,751	1,165,732
Precision Castparts Corporation	4,689	937,190
Sealed Air Corporation	7,170	368,395
Sherwin-Williams Co. (The)Δ	2,677	736,229
Sigma-Aldrich Corporation	4,012	559,072

See Notes to Financial Statements.

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Vulcan Materials Co.	4,514	$378,860

		19,719,252

Producer Durables — 9.9%
3M Co.	21,561	3,326,862
ADT Corporation (The)Δ	5,832	195,780
American Airlines Group, Inc.	23,453	936,596
AMETEK, Inc.	8,236	451,168
Automatic Data Processing, Inc.	15,940	1,278,866
Avery Dennison Corporation	3,088	188,183
Boeing Co. (The)	21,828	3,027,980
C.H. Robinson Worldwide, Inc.Δ	4,991	311,389
Caterpillar, Inc.Δ	20,476	1,736,774
Cintas Corporation	3,188	269,673
CSX Corporation	33,475	1,092,959
Cummins, Inc.	5,676	744,634
Danaher Corporation	20,925	1,790,971
Deere & Co.Δ	11,324	1,098,994
Delta Air Lines, Inc.	27,915	1,146,748
Dover CorporationΔ	5,398	378,832
Emerson Electric Co.	22,694	1,257,928
Expeditors International of Washington, Inc.	6,552	302,080
FedEx Corporation	8,973	1,528,999
FLIR Systems, Inc.	4,772	147,073
Flowserve Corporation	4,590	241,709
Fluor Corporation	4,879	258,636
General Dynamics Corporation	10,579	1,498,939
General Electric Co.	341,975	9,086,276
Honeywell International, Inc.	26,495	2,701,695
Illinois Tool Works, Inc.Δ	11,526	1,057,972
Jacobs Engineering Group, Inc.Δ*	4,104	166,705
JB Hunt Transport Services, Inc.	3,121	256,203
Joy Global, Inc.Δ	3,320	120,184
Kansas City Southern	3,767	343,550
L-3 Communications Holdings, Inc.	2,813	318,938
Lockheed Martin Corporation	9,099	1,691,504
Norfolk Southern Corporation	10,385	907,234
Northrop Grumman Corporation	6,581	1,043,944
PACCAR, Inc.Δ	11,947	762,338
Pall Corporation	3,642	453,247
Parker Hannifin CorporationΔ	4,677	544,075
Paychex, Inc.	10,971	514,320
Pitney Bowes, Inc.	6,878	143,131
Quanta Services, Inc.*	7,226	208,253
Raytheon Co.	10,392	994,307
Republic Services, Inc.	8,553	335,021
Robert Half International, Inc.	4,610	255,855
Rockwell Automation, Inc.	4,546	566,613
Rockwell Collins, Inc.Δ	4,447	410,680
Roper Industries, Inc.	3,367	580,673
Ryder System, Inc.Δ	1,813	158,402
Snap-on, Inc.	1,986	316,271
Southwest Airlines Co.	22,835	755,610
Stanley Black & Decker, Inc.	5,168	543,880
Stericycle, Inc.*	2,898	388,071
Textron, Inc.	9,493	423,673
Union Pacific Corporation	29,693	2,831,821

	Shares	Value
United Parcel Service, Inc. Class B	23,490	$2,276,416
United Rentals, Inc.*	3,295	288,708
United Technologies Corporation	28,108	3,118,020
W.W. Grainger, Inc.Δ	2,010	475,667
Waste Management, Inc.	14,362	665,679
Waters Corporation*	2,835	363,957
Xerox Corporation	35,636	379,167
Xylem, Inc.	6,226	230,798

		59,890,631

Technology — 16.8%
Adobe Systems, Inc.*	16,091	1,303,532
Akamai Technologies, Inc.*	6,108	426,461
Altera Corporation	10,289	526,797
Amphenol Corporation Class A	10,422	604,163
Analog Devices, Inc.	10,692	686,266
Apple, Inc.	195,532	24,524,601
Applied Materials, Inc.	42,025	807,720
Autodesk, Inc.*	7,788	389,984
Broadcom Corporation Class A	18,399	947,364
CA, Inc.Δ	10,880	318,675
Cisco Systems, Inc.	172,650	4,740,969
Citrix Systems, Inc.*	5,460	383,074
Cognizant Technology Solutions Corporation Class A*	20,635	1,260,592
Computer Sciences Corporation	4,635	304,241
Corning, Inc.	42,902	846,456
Electronic Arts, Inc.*	10,640	707,560
EMC Corporation	65,916	1,739,523
F5 Networks, Inc.*	2,465	296,663
Facebook, Inc. Class A*	71,469	6,129,539
Google, Inc. Class A*	9,711	5,244,328
Google, Inc. Class C*	9,739	5,069,247
Harris Corporation	4,168	320,561
Hewlett-Packard Co.	61,454	1,844,235
Intel Corporation	161,127	4,900,678
International Business Machines Corporation	31,095	5,057,913
Intuit, Inc.	9,350	942,199
Juniper Networks, Inc.	11,925	309,692
KLA-Tencor Corporation	5,346	300,499
Lam Research Corporation	5,316	432,457
Linear Technology Corporation	8,166	361,182
Microchip Technology, Inc.Δ	6,879	326,237
Micron Technology, Inc.Δ*	36,381	685,418
Microsoft Corporation	274,548	12,121,294
Motorola Solutions, Inc.	6,297	361,070
NetApp, Inc.Δ	10,639	335,767
NVIDIA CorporationΔ	17,078	343,439
Oracle Corporation	108,178	4,359,573
Qorvo, Inc.*	5,022	403,116
QUALCOMM, Inc.	55,311	3,464,128
Red Hat, Inc.*	6,261	475,398
salesforce.com, Inc.*	20,686	1,440,366
SanDisk CorporationΔ	7,054	410,684
Skyworks Solutions, Inc.Δ	6,534	680,189
Symantec Corporation	22,895	532,309
Teradata CorporationΔ*	4,952	183,224
Texas Instruments, Inc.	35,254	1,815,934
VeriSign, Inc.Δ*	3,594	221,822
Western Digital Corporation	7,306	572,936
Xilinx, Inc.	8,664	382,602

See Notes to Financial Statements.

	Shares	Value
Yahoo!, Inc.*	29,728	$1,168,013

		102,010,690

Utilities — 5.2%
AES Corporation	23,299	308,945
AGL Resources, Inc.	4,072	189,592
Ameren Corporation	8,286	312,216
American Electric Power Co., Inc.	16,673	883,169
AT&T, Inc.	176,237	6,259,938
CenterPoint Energy, Inc.	14,671	279,189
CenturyLink, Inc.Δ	19,042	559,454
CMS Energy Corporation	9,409	299,583
Consolidated Edison, Inc.Δ	9,834	569,192
Dominion Resources, Inc.Δ	20,138	1,346,628
DTE Energy Co.	6,042	450,975
Duke Energy Corporation	23,463	1,656,957
Edison International	10,938	607,934
Entergy Corporation	6,152	433,716
Eversource EnergyΔ	10,798	490,337
Exelon CorporationΔ	29,352	922,240
FirstEnergy Corporation	14,452	470,413
Frontier Communications CorporationΔ	39,005	193,075
Level 3 Communications, Inc.*	9,982	525,752
NextEra Energy, Inc.	14,992	1,469,666
NiSource, Inc.	10,836	494,013
NRG Energy, Inc.Δ	11,525	263,692
Pepco Holdings, Inc.	8,644	232,869
PG&E Corporation	16,302	800,428
Pinnacle West Capital Corporation	3,771	214,532
PPL Corporation	22,413	660,511
Public Service Enterprise Group, Inc.	17,045	669,528
SCANA CorporationΔ	4,864	246,362
Sempra Energy	7,927	784,297
Southern Co. (The)Δ	30,725	1,287,377
TECO Energy, Inc.Δ	8,072	142,551
Verizon Communications, Inc.	138,429	6,452,176
WEC Energy Group, Inc.Δ	10,799	485,613
Xcel Energy, Inc.	17,243	554,880

		31,517,800

Total Common Stocks (Cost $410,051,871)		564,765,944

FOREIGN COMMON STOCKS — 4.0%
Bermuda — 0.1%
Invesco, Ltd.	14,486	543,080

British Virgin Islands — 0.1%
Michael Kors Holdings, Ltd.*	6,683	281,287

Curacao — 0.6%
Schlumberger, Ltd.	43,119	3,716,427

Ireland — 1.6%
Accenture PLC Class A	21,255	2,057,059
Allegion PLCΔ	3,292	197,981
Eaton Corporation PLC	15,866	1,070,796
Ingersoll-Rand PLC	9,020	608,128
Mallinckrodt PLC*	3,998	470,645
Medtronic PLC	48,406	3,586,885
Pentair PLC	6,020	413,875
Seagate Technology PLCΔ	10,767	511,432
Tyco International PLC	14,372	553,035

	Shares	Value
XL Group PLC	10,319	$383,867

		9,853,703

Jersey — 0.1%
Delphi Automotive PLC	9,791	833,116

Liberia — 0.1%
Royal Caribbean Cruises, Ltd.	5,618	442,080

Netherlands — 0.5%
LyondellBasell Industries NV Class A	13,276	1,374,332
Mylan NVΔ*	13,968	947,868
Nielsen NVΔ	12,453	557,521

		2,879,721

Panama — 0.1%
Carnival Corporation	15,413	761,248

Singapore — 0.2%
Avago Technologies, Ltd.	8,679	1,153,699

Switzerland — 0.4%
ACE, Ltd.	11,082	1,126,818
Garmin, Ltd.	4,121	181,036
TE Connectivity, Ltd.	13,721	882,260
Transocean, Ltd.Δ	11,608	187,121

		2,377,235

United Kingdom — 0.2%
Aon PLC	9,587	955,632
Ensco PLC Class AΔ	7,992	177,982
Noble Corporation PLCΔ	8,249	126,952

		1,260,566

Total Foreign Common Stocks (Cost $20,274,956)		24,102,162

MONEY MARKET FUNDS — 10.7%
GuideStone Money Market Fund (Investor Class)¥	15,733,787	15,733,787
Northern Institutional Liquid Assets Portfolio§	49,205,510	49,205,510

Total Money Market Funds (Cost $64,939,297)		64,939,297

	Par
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills 0.02%, 10/08/15	$25,000	24,999
0.05%, 10/08/15	535,000	534,989

Total U.S. Treasury Obligations (Cost $559,932)		559,988

TOTAL INVESTMENTS — 108.0% (Cost $495,826,056)		654,367,391
Liabilities in Excess of Other Assets — (8.0)%		(48,548,522)

NET ASSETS — 100.0%		$605,818,869

See Notes to Financial Statements.

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	18.2
Technology	16.8
Consumer Discretionary	13.9
Healthcare	11.8
Money Market Funds	10.7
Producer Durables	9.9
Energy	7.3
Consumer Staples	6.8
Utilities	5.2
Foreign Common Stocks	4.0
Materials & Processing	3.3
U.S. Treasury Obligations	0.1

108.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$564,765,944	$564,765,944	$—	$—
Foreign Common Stocks	24,102,162	24,102,162	—	—
Money Market Funds	64,939,297	64,939,297	—	—
U.S. Treasury Obligations	559,988	—	559,988	—

Total Assets — Investments in Securities	$654,367,391	$653,807,403	$559,988	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(328,456)	$(328,456)	$—	$—

Total Liabilities — Other Financial Instruments	$(328,456)	$(328,456)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS — 86.5%
Consumer Discretionary — 9.8%
Avis Budget Group, Inc.*	17,530	$772,722
Comcast Corporation Class A	202,962	12,205,906
Cooper Tire & Rubber Co.Δ	61,900	2,094,077
Dana Holding Corporation	337,615	6,948,117
Darden Restaurants, Inc.Δ	18,910	1,344,123
DISH Network Corporation Class A*	2,256	152,754
Foot Locker, Inc.Δ	52,120	3,492,561
Ford Motor Co.Δ	937,944	14,078,539
Gap, Inc. (The)Δ	184,300	7,034,731
General Motors Co.	116,609	3,886,578
Home Depot, Inc. (The)	63,808	7,090,983
J.C. Penney Co., Inc.Δ*	452,300	3,830,981
Johnson Controls, Inc.	264,228	13,087,213
Kohl’s CorporationΔ	25,170	1,575,894
Lear Corporation	36,250	4,069,425
Lennar Corporation Class AΔ	154,551	7,888,283
Macy’s, Inc.	50,730	3,422,753
NVR, Inc.Δ*	280	375,200
Target CorporationΔ	166,166	13,564,131
Time Warner, Inc.	13,103	1,145,333
Twenty-First Century Fox, Inc. Class A	13,359	434,769
Twenty-First Century Fox, Inc. Class B	4,956	159,682
Wal-Mart Stores, Inc.	273,893	19,427,230
Whirlpool Corporation	10,730	1,856,827

		129,938,812

Consumer Staples — 3.7%
Archer-Daniels-Midland Co.	20,150	971,633
Colgate-Palmolive Co.	3,535	231,224
CVS Health Corporation	2,717	284,959
Dr. Pepper Snapple Group, Inc.	49,530	3,610,737
Ingredion, Inc.	14,760	1,177,996
Kimberly-Clark Corporation	2,403	254,646
Kroger Co. (The)	65,210	4,728,377
Mondelez International, Inc. Class A	225,629	9,282,377
PepsiCo, Inc.	88,565	8,266,657
Pilgrim’s Pride CorporationΔ	16,590	381,072
Procter & Gamble Co. (The)	88,553	6,928,387
Sysco Corporation	141,100	5,093,710
Tyson Foods, Inc. Class A	123,090	5,247,327
Walgreens Boots Alliance, Inc.	23,835	2,012,627
Whole Foods Market, Inc.	24,160	952,870

		49,424,599

Energy — 8.0%
Anadarko Petroleum Corporation	16,517	1,289,317
Apache Corporation	12,337	710,981
Baker Hughes, Inc.	103,903	6,410,815
Cameron International Corporation*	96,560	5,056,847
Chesapeake Energy CorporationΔ	180,100	2,011,717
Chevron Corporation	139,554	13,462,774
ConocoPhillips	161,697	9,929,813
Devon Energy Corporation	13,435	799,248
EOG Resources, Inc.	27,496	2,407,275
Exxon Mobil Corporation	274,575	22,844,640

	Shares	Value
Halliburton Co.	27,836	$1,198,897
Hess CorporationΔ	8,930	597,238
Kinder Morgan, Inc.	58,339	2,239,634
Marathon Oil Corporation	80,820	2,144,963
Marathon Petroleum CorporationΔ	124,895	6,533,257
National Oilwell Varco, Inc.	19,810	956,427
Occidental Petroleum CorporationΔ	135,402	10,530,214
Oceaneering International, Inc.	8,050	375,050
Oil States International, Inc.Δ*	82,460	3,069,986
Phillips 66	17,670	1,423,495
Spectra Energy CorporationΔ	21,736	708,594
Tesoro Corporation	45,780	3,864,290
Valero Energy Corporation	115,139	7,207,701

		105,773,173

Financial Services — 25.7%
Aflac, Inc.	14,242	885,852
Allstate Corporation (The)	95,107	6,169,591
Ally Financial, Inc.*	151,830	3,405,547
American Express Co.Δ	187,252	14,553,225
American International Group, Inc.	354,387	21,908,204
Ameriprise Financial, Inc.	78,098	9,756,783
Assurant, Inc.	25,190	1,687,730
Bank of America Corporation	1,123,911	19,128,965
Bank of New York Mellon Corporation (The)	32,698	1,372,335
BB&T CorporationΔ	23,899	963,369
Berkshire Hathaway, Inc. Class B*	56,756	7,725,059
BlackRock, Inc.	2,776	960,441
Capital One Financial CorporationΔ	270,754	23,818,229
CBOE Holdings, Inc.	15,010	858,872
CBRE Group, Inc. Class A*	92,120	3,408,440
Charles Schwab Corporation (The)	10,991	358,856
Chubb Corporation (The)	22,817	2,170,809
Citigroup, Inc.Δ	710,105	39,226,200
CME Group, Inc.	10,492	976,386
Discover Financial Services	68,262	3,933,256
Equity Residential REIT	11,914	836,005
FactSet Research Systems, Inc.Δ	14,300	2,323,893
Franklin Resources, Inc.	12,639	619,690
Goldman Sachs Group, Inc. (The)	31,007	6,473,952
Hartford Financial Services Group, Inc. (The)	207,365	8,620,163
Host Hotels & Resorts, Inc. REITΔ	63,460	1,258,412
Huntington Bancshares, Inc.	201,030	2,273,649
Intercontinental Exchange, Inc.	15,405	3,444,712
Jones Lang LaSalle, Inc.	4,770	815,670
JPMorgan Chase & Co.Δ	728,426	49,358,146
Lincoln National Corporation	41,880	2,480,134
Marsh & McLennan Cos., Inc.	6,930	392,931
McGraw Hill Financial, Inc.	31,730	3,187,279
MetLife, Inc.Δ	30,587	1,712,566
Moody’s Corporation	41,970	4,531,081
Morgan Stanley	101,713	3,945,447
Navient Corporation	273,660	4,983,349
PNC Financial Services Group, Inc. (The)Δ	16,924	1,618,781

See Notes to Financial Statements.

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Prudential Financial, Inc.	19,602	$1,715,567
Public Storage REIT	427	78,726
Reinsurance Group of America, Inc.	17,000	1,612,790
RLJ Lodging Trust REIT	30,900	920,202
State Street CorporationΔ	276,461	21,287,497
T. Rowe Price Group, Inc.Δ	45,300	3,521,169
Travelers Cos., Inc. (The)Δ	138,980	13,433,807
Unum Group	60,120	2,149,290
US BancorpΔ	54,724	2,375,022
Voya Financial, Inc.	102,200	4,749,234
Wells Fargo & Co.	429,950	24,180,388
Zions Bancorporation	47,400	1,504,239

		339,671,940

Healthcare — 8.7%
Abbott Laboratories	48,695	2,389,951
Aetna, Inc.	35,499	4,524,702
Amgen, Inc.	11,680	1,793,114
Anthem, Inc.	112,541	18,472,480
Baxter International, Inc.	6,479	453,076
Cardinal Health, Inc.	57,886	4,842,164
Cigna Corporation	42,611	6,902,982
Express Scripts Holding Co.Δ*	3,751	333,614
Gilead Sciences, Inc.	76,300	8,933,204
HCA Holdings, Inc.*	9,673	877,535
Health Net, Inc.*	28,300	1,814,596
Humana, Inc.	333	63,696
Johnson & JohnsonΔ	435,400	42,434,084
McKesson Corporation	21,860	4,914,347
Omnicare, Inc.Δ	1,310	123,467
Quest Diagnostics, Inc.	39,100	2,835,532
Stryker Corporation	5,376	513,784
Thermo Fisher Scientific, Inc.	8,571	1,112,173
United Therapeutics Corporation*	27,040	4,703,608
UnitedHealth Group, Inc.Δ	62,684	7,647,448

		115,685,557

Materials & Processing — 2.1%
Air Products & Chemicals, Inc.	1,269	173,637
Allegheny Technologies, Inc.Δ	157,885	4,768,127
CF Industries Holdings, Inc.	79,250	5,094,190
Dow Chemical Co. (The)Δ	32,749	1,675,767
E.I. du Pont de Nemours & Co.Δ	15,915	1,017,764
International Paper Co.	64,570	3,072,887
Mosaic Co. (The)	49,620	2,324,697
Praxair, Inc.	1,535	183,509
Precision Castparts Corporation	3,654	730,325
Sealed Air Corporation	173,748	8,927,172

		27,968,075

Producer Durables — 11.1%
ADT Corporation (The)Δ	101,935	3,421,958
Alaska Air Group, Inc.Δ	70,190	4,522,342
Automatic Data Processing, Inc.	2,974	238,604
Boeing Co. (The)	13,470	1,868,558
Caterpillar, Inc.	16,281	1,380,955
CSX Corporation	24,020	784,253
Cummins, Inc.	1,482	194,424
Danaher Corporation	16,248	1,390,666
Deere & Co.Δ	73,773	7,159,670
Delta Air Lines, Inc.	92,880	3,815,510

	Shares	Value
Emerson Electric Co.Δ	189,794	$10,520,282
FedEx Corporation	39,266	6,690,926
General Dynamics CorporationΔ	76,919	10,898,653
General Electric Co.	792,276	21,050,773
Honeywell International, Inc.	67,800	6,913,566
Huntington Ingalls Industries, Inc.	17,610	1,982,710
JetBlue Airways CorporationΔ*	37,030	768,743
Lexmark International, Inc. Class A	36,530	1,614,626
Lockheed Martin Corporation	2,489	462,705
Norfolk Southern CorporationΔ	144,001	12,579,927
Northrop Grumman Corporation	40,305	6,393,582
Raytheon Co.	9,993	956,130
Southwest Airlines Co.	105,520	3,491,657
Spirit AeroSystems Holdings, Inc. Class A*	66,600	3,670,326
Stanley Black & Decker, Inc.	111,700	11,755,308
Terex CorporationΔ	193,560	4,500,270
Textron, Inc.	229,295	10,233,436
Triumph Group, Inc.	5,080	335,229
United Continental Holdings, Inc.*	71,900	3,811,419
United Technologies Corporation	26,412	2,929,883
Waste Management, Inc.	13,683	634,207

		146,971,298

Technology — 11.4%
Apple, Inc.	36,800	4,615,640
Applied Materials, Inc.	226,920	4,361,402
Arrow Electronics, Inc.*	11,230	626,634
Broadcom Corporation Class A	16,729	861,376
Cisco Systems, Inc.	502,477	13,798,018
Corning, Inc.	271,636	5,359,378
EMC CorporationΔ	58,171	1,535,133
Hewlett-Packard Co.	83,862	2,516,699
Intel CorporationΔ	735,626	22,374,065
International Business Machines Corporation	13,206	2,148,088
Jabil Circuit, Inc.Δ	100,160	2,132,406
Juniper Networks, Inc.	27,480	713,656
Micron Technology, Inc.Δ*	32,546	613,167
Microsoft Corporation	703,755	31,070,783
NetApp, Inc.Δ	60,400	1,906,224
Oracle CorporationΔ	345,606	13,927,922
QUALCOMM, Inc.Δ	212,538	13,311,255
Rackspace Hosting, Inc.*	13,520	502,809
Symantec Corporation	230,170	5,351,452
Texas Instruments, Inc.Δ	167,300	8,617,623
VeriSign, Inc.Δ*	62,000	3,826,640
Western Digital Corporation	121,725	9,545,675
Yahoo!, Inc.*	30,658	1,204,553

		150,920,598

Utilities — 6.0%
AES Corporation	783,080	10,383,641
American Electric Power Co., Inc.	146,351	7,752,212
AT&T, Inc.Δ	666,073	23,658,913
CenturyLink, Inc.Δ	78,500	2,306,330
Dominion Resources, Inc.Δ	18,310	1,224,390
Duke Energy CorporationΔ	22,583	1,594,811

See Notes to Financial Statements.

	Shares	Value
Edison International	89,200	$4,957,736
Entergy Corporation	65,000	4,582,500
Exelon CorporationΔ	28,285	888,715
NextEra Energy, Inc.	14,409	1,412,514
PG&E Corporation	41,086	2,017,323
Public Service Enterprise Group, Inc.	78,280	3,074,838
Southern Co. (The)Δ	29,787	1,248,075
T-Mobile US, Inc.Δ*	8,861	343,541
Verizon Communications, Inc.Δ	302,609	14,104,606

		79,550,145

Total Common Stocks (Cost $915,038,852)		1,145,904,197

FOREIGN COMMON STOCKS — 10.5%
Bermuda — 1.4%
Assured Guaranty, Ltd.	72,880	1,748,391
AXIS Capital Holdings, Ltd.	41,000	2,188,170
Bunge, Ltd.	54,420	4,778,076
Everest Re Group, Ltd.	14,800	2,693,748
Nabors Industries, Ltd.	371,379	5,358,999
RenaissanceRe Holdings, Ltd.	10,220	1,037,433

		17,804,817

Canada — 0.4%
Catamaran CorporationΔ*	87,400	5,338,392
Thomson Reuters CorporationΔ	10,858	413,364

		5,751,756

Cayman Islands — 0.1%
Herbalife, Ltd.Δ*	18,000	991,620

Curacao — 0.2%
Schlumberger, Ltd.	36,468	3,143,177

France — 1.1%
Sanofi ADRΔ	284,800	14,106,144

Guernsey — 0.1%
Amdocs, Ltd.	25,920	1,414,973

Ireland — 3.4%
CRH PLC ADR	535,700	15,058,527
Eaton Corporation PLCΔ	15,313	1,033,474
Medtronic PLCΔ	255,860	18,959,226
Pentair PLCΔ	65,764	4,521,275
Tyco International PLC	146,270	5,628,470

		45,200,972

Jersey — 1.1%
Delphi Automotive PLC	173,490	14,762,264

Netherlands — 0.1%
LyondellBasell Industries NV Class A	15,030	1,555,906
Mylan NV*	2,026	137,484

		1,693,390

Panama — 0.1%
Carnival Corporation	13,836	683,360

Singapore — 0.2%
Flextronics International, Ltd.*	224,490	2,538,982

Switzerland — 0.1%
ACE, Ltd.	10,705	1,088,484
Transocean, Ltd.Δ	15,790	254,535

		1,343,019

	Shares	Value
United Kingdom — 2.2%
BP PLC ADRΔ	236,800	$9,462,528
Ensco PLC Class AΔ	218,760	4,871,785
GlaxoSmithKline PLC ADRΔ	252,300	10,508,295
Noble Corporation PLCΔ	180,520	2,778,203
Rowan Cos. PLC Class AΔ	67,100	1,416,481

		29,037,292

United States of America — 0.0%
Southern Copper Corporation	2,315	68,084

Total Foreign Common Stocks (Cost $126,228,497)		138,539,850

MONEY MARKET FUNDS — 16.5%
GuideStone Money Market Fund (Investor Class)¥	36,396,363	36,396,363
Northern Institutional Liquid Assets Portfolio§	182,748,488	182,748,488

Total Money Market Funds (Cost $219,144,851)		219,144,851

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 0.45%, 10/08/15 (Cost $649,919)	$650,000	649,986

TOTAL INVESTMENTS — 113.6% (Cost $1,261,062,119)		1,504,238,884
Liabilities in Excess of Other Assets — (13.6)%		(179,536,660)

Net Assets — 100.0%		$1,324,702,224

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	25.7
Money Market Funds	16.5
Technology	11.4
Producer Durables	11.1
Foreign Common Stocks	10.5
Consumer Discretionary	9.8
Healthcare	8.7
Energy	8.0
Utilities	6.0
Consumer Staples	3.7
Materials & Processing	2.1
U.S. Treasury Obligations	0.1

113.6

See Notes to Financial Statements.

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,145,904,197	$1,145,904,197	$—	$—
Foreign Common Stocks	138,539,850	138,539,850	—	—
Money Market Funds	219,144,851	219,144,851	—	—
U.S. Treasury Obligation	649,986	—	649,986	—

Total Assets — Investments in Securities	$1,504,238,884	$1,503,588,898	$649,986	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(938,383)	$(938,383)	$—	$—

Total Liabilities — Other Financial Instruments	$(938,383)	$(938,383)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS — 82.7%
Consumer Discretionary — 16.3%
Amazon.com, Inc.*	69,300	$30,082,437
Chipotle Mexican Grill, Inc.Δ*	21,703	13,130,098
Comcast Corporation Class A	73,315	4,409,164
Costco Wholesale Corporation	61,041	8,244,198
Discovery Communications, Inc. Class A Δ*	76,770	2,553,370
Discovery Communications, Inc. Class C*	208,844	6,490,872
Dollar Tree, Inc.*	102,888	8,127,123
eBay, Inc.*	253,068	15,244,816
Estee Lauder Cos., Inc. (The) Class A	112,923	9,785,907
L Brands, Inc.	99,622	8,540,594
Liberty Interactive Corporation Class A*	398,621	11,061,733
Lowe’s Cos., Inc.	63,800	4,272,686
Lululemon Athletica, Inc.*	15,630	1,020,639
NIKE, Inc. Class B	231,755	25,034,175
Priceline Group, Inc. (The)*	14,776	17,012,643
Sally Beauty Holdings, Inc.*	134,974	4,262,479
Starbucks Corporation	328,924	17,635,260
Tesla Motors, Inc.Δ*	11,117	2,982,246
TripAdvisor, Inc.Δ*	209,209	18,230,472
Twenty-First Century Fox, Inc. Class A	227,000	7,387,715
Walt Disney Co. (The)	85,640	9,774,950
Yum! Brands, Inc.	78,600	7,080,288

		232,363,865

Consumer Staples — 4.8%
Coca-Cola Co. (The)	219,900	8,626,677
CVS Health Corporation	38,090	3,994,879
Mead Johnson Nutrition Co.	95,129	8,582,538
Monster Beverage Corporation*	96,500	12,932,930
Procter & Gamble Co. (The)	109,100	8,535,984
Walgreens Boots Alliance, Inc.	160,640	13,564,442
Whole Foods Market, Inc.	303,308	11,962,468

		68,199,918

Energy — 2.5%
EOG Resources, Inc.	71,605	6,269,018
FMC Technologies, Inc.*	293,021	12,157,441
Kinder Morgan, Inc.	158,912	6,100,632
Southwestern Energy Co.Δ*	119,000	2,704,870
Williams Cos., Inc. (The)	151,533	8,696,479

		35,928,440

Financial Services — 12.6%
American Express Co.	47,600	3,699,472
Charles Schwab Corporation (The)	815,505	26,626,238
Crown Castle International Corporation REIT	128,493	10,317,988
Equinix, Inc. REITΔ	51,148	12,991,592
FactSet Research Systems, Inc.Δ	43,000	6,987,930
FleetCor Technologies, Inc.*	26,617	4,153,849
Greenhill & Co., Inc.Δ	33,500	1,384,555
Intercontinental Exchange, Inc.	38,599	8,631,122
LendingClub CorporationΔ*	369,000	5,442,750
MasterCard, Inc. Class A	145,970	13,645,276
SEI Investments Co.	208,000	10,198,240

	Shares	Value
Visa, Inc. Class AΔ	1,108,794	$74,455,517

		178,534,529

Healthcare — 15.0%
Alexion Pharmaceuticals, Inc.*	89,914	16,253,754
Amgen, Inc.	44,800	6,877,696
athenahealth, Inc. Δ*	45,400	5,201,932
Biogen, Inc.*	78,136	31,562,256
BioMarin Pharmaceutical, Inc.*	84,800	11,598,944
Bristol-Myers Squibb Co.	119,271	7,936,292
Celgene Corporation*	181,462	21,001,505
Cerner Corporation*	112,000	7,734,720
DaVita HealthCare Partners, Inc.*	90,353	7,180,353
Express Scripts Holding Co. Δ*	134,597	11,971,057
Gilead Sciences, Inc.	58,933	6,899,876
HCA Holdings, Inc.*	88,040	7,986,989
Illumina, Inc. Δ*	47,872	10,453,330
Incyte Corporation, Ltd.*	20,470	2,133,179
Intuitive Surgical, Inc.*	19,595	9,493,777
Pacira Pharmaceuticals, Inc. Δ*	41,342	2,923,706
Regeneron Pharmaceuticals, Inc.*	33,100	16,885,303
UnitedHealth Group, Inc.	57,114	6,967,908
Varian Medical Systems, Inc. Δ*	88,000	7,421,040
Vertex Pharmaceuticals, Inc. Δ*	47,401	5,853,075
Zimmer Biomet Holdings, Inc.Δ	44,000	4,806,120
Zoetis, Inc.	84,463	4,072,806

		213,215,618

Materials & Processing — 2.2%
Ecolab, Inc.	74,597	8,434,683
Fastenal Co.Δ	168,405	7,103,323
Monsanto Co.	91,000	9,699,690
Sherwin-Williams Co. (The)Δ	23,590	6,487,721

		31,725,417

Producer Durables — 4.4%
Automatic Data Processing, Inc.	33,000	2,647,590
Boeing Co. (The)	44,624	6,190,241
Colfax Corporation Δ*	112,648	5,198,705
Danaher Corporation	114,938	9,837,544
Delta Air Lines, Inc.	93,963	3,860,000
Expeditors International of Washington, Inc.Δ	197,400	9,101,127
National Instruments CorporationΔ	136,204	4,012,570
Stericycle, Inc.Δ*	74,322	9,952,459
Union Pacific Corporation	41,520	3,959,762
United Parcel Service, Inc. Class B	83,300	8,072,603

		62,832,601

Technology — 24.9%
Adobe Systems, Inc.*	219,534	17,784,449
Altera Corporation	17,700	906,240
Amphenol Corporation Class A	158,082	9,164,013
Analog Devices, Inc.	22,000	1,412,070
ANSYS, Inc.Δ*	58,585	5,345,295
Apple, Inc.	194,160	24,352,518
Autodesk, Inc.*	140,400	7,030,530
Cisco Systems, Inc.	560,100	15,380,346

See Notes to Financial Statements.

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Cognizant Technology Solutions Corporation Class A*	132,495	$8,094,120
Electronic Arts, Inc.Δ*	202,504	13,466,516
Facebook, Inc. Class A*	695,359	59,637,465
Google, Inc. Class A*	53,072	28,661,003
Google, Inc. Class C*	41,775	21,744,305
Intuit, Inc.	58,800	5,925,276
LinkedIn Corporation, Class AΔ*	91,826	18,974,006
Microsoft Corporation	360,162	15,901,152
NetSuite, Inc.Δ*	41,007	3,762,392
Oracle Corporation	335,447	13,518,514
Palo Alto Networks, Inc.*	42,723	7,463,708
QUALCOMM, Inc.	421,774	26,415,706
Rovi Corporation*	7	112
salesforce.com, Inc.*	521,555	36,315,875
Splunk, Inc.Δ*	139,000	9,677,180
Yelp, Inc.Δ*	53,772	2,313,809

		353,246,600

Total Common Stocks (Cost $958,444,686)		1,176,046,988

FOREIGN COMMON STOCKS — 13.3%
Bermuda — 0.5%
Genpact, Ltd.*	266,780	5,690,418
Signet Jewelers, Ltd.	15,447	1,980,923

		7,671,341

Canada — 1.2%
Canadian Pacific Railway, Ltd.	25,453	4,078,334
Valeant Pharmaceuticals International, Inc.*	59,125	13,134,619

		17,212,953

China — 3.8%
Alibaba Group Holding, Ltd.
ADRΔ*	303,833	24,996,341
Baidu, Inc. ADR*	126,461	25,175,856
Tencent Holdings, Ltd.	208,000	4,151,118

		54,323,315

Curacao — 1.8%
Schlumberger, Ltd.	289,524	24,954,074

Denmark — 1.4%
Novo Nordisk A/S ADR	373,400	20,447,384

France — 0.8%
Danone SA ADR	822,409	10,650,200

Liberia — 0.2%
Royal Caribbean Cruises, Ltd.	28,130	2,213,550

Netherlands — 1.5%
ASML Holding NVΔ	114,094	11,880,608
NXP Semiconductor NV*	90,799	8,916,462

		20,797,070

Switzerland — 1.0%
Novartis AG ADRΔ	148,531	14,606,538

United Kingdom — 1.1%
ARM Holdings PLC ADRΔ	327,600	16,140,852

Total Foreign Common Stocks (Cost $173,173,006)		189,017,277

	Shares	Value
MONEY MARKET FUNDS — 19.0%
GuideStone Money Market Fund (Investor Class)¥	56,589,470	$56,589,470
Northern Institutional Liquid Assets Portfolio§	213,808,823	213,808,823

Total Money Market Funds (Cost $270,398,293)		270,398,293

TOTAL INVESTMENTS — 115.0% (Cost $1,402,015,985)		1,635,462,558
Liabilities in Excess of Other Assets — (15.0)%		(213,596,552)

NET ASSETS — 100.0%		$1,421,866,006

PORTFOLIO SUMMARY (based on net assets)

%
Technology	24.9
Money Market Funds	19.0
Consumer Discretionary	16.3
Healthcare	15.0
Foreign Common Stocks	13.3
Financial Services	12.6
Consumer Staples	4.8
Producer Durables	4.4
Energy	2.5
Materials & Processing	2.2

115.0

See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,176,046,988	$1,176,046,988	$—	$—
Foreign Common Stocks	189,017,277	189,017,277	—	—
Money Market Funds	270,398,293	270,398,293	—	—

Total Assets — Investments in Securities	$1,635,462,558	$1,635,462,558	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(1,219,429)	$(1,219,429)	$—	$—

Total Liabilities — Other Financial Instruments	$(1,219,429)	$(1,219,429)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS — 87.5%
Consumer Discretionary — 13.9%
2U, Inc.Δ*	49,900	$1,606,281
AMC Networks, Inc. Class A*	12,300	1,006,755
American Axle & Manufacturing Holdings, Inc.Δ*	94,220	1,970,140
American Eagle Outfitters, Inc.Δ	91,000	1,567,020
Ascena Retail Group, Inc.*	17,600	293,128
Avis Budget Group, Inc.*	14,010	617,561
Big Lots, Inc.Δ	24,480	1,101,355
Blue Nile, Inc.Δ*	13,700	416,343
Bright Horizons Family Solutions, Inc.*	41,900	2,421,820
Brunswick CorporationΔ	13,300	676,438
Burlington Stores, Inc.*	50,200	2,570,240
Cavco Industries, Inc.Δ*	4,420	333,445
Children’s Place, Inc. (The)Δ	2,960	193,614
Cooper Tire & Rubber Co.Δ	52,600	1,779,458
Dana Holding Corporation	26,800	551,544
Dave & Buster’s Entertainment, Inc.*	14,200	512,478
Destination Maternity CorporationΔ	32,000	373,120
Destination XL Group, Inc.Δ*	330,288	1,654,743
Dillard’s, Inc. Class AΔ	3,100	326,089
Dorman Products, Inc.Δ*	32,100	1,529,886
Drew Industries, Inc.Δ*	33,000	1,914,660
DSW, Inc. Class A	14,600	487,202
Express, Inc.*	66,400	1,202,504
Finish Line, Inc. (The) Class A	10,300	286,546
Five Below, Inc.*	19,300	762,929
Fogo De Chao, Inc.Δ*	7,300	169,068
Fox Factory Holding Corporation*	85,900	1,381,272
Genesco, Inc.*	8,200	541,446
G-III Apparel Group, Ltd.Δ*	51,500	3,623,025
GoPro, Inc. Class AΔ*	14,900	785,528
Grand Canyon Education, Inc.*	49,090	2,081,416
Gray Television, Inc.*	19,000	297,920
Iconix Brand Group, Inc.Δ*	15,550	388,283
Inter Parfums, Inc.	29,000	983,970
Jack in the Box, Inc.Δ	9,400	828,704
Kirkland’s, Inc.Δ*	13,300	370,671
Kona Grill, Inc.Δ*	37,215	722,343
La Quinta Holdings, Inc.Δ*	41,700	952,845
Lear Corporation	20,800	2,335,008
Libbey, Inc.Δ	114,500	4,732,285
Lithia Motors, Inc. Class A	12,800	1,448,448
Malibu Boats, Inc. Class A*	45,518	914,457
Marriott Vacations Worldwide CorporationΔ	1,900	174,325
Mattress Firm Holding CorporationΔ*	19,400	1,182,430
Meritor, Inc.*	68,570	899,638
Monro Muffler Brake, Inc.Δ	32,750	2,035,740
Nutrisystem, Inc.Δ	14,000	348,320
NVR, Inc.*	1,000	1,340,000
Outerwall, Inc.Δ	26,600	2,024,526
Oxford Industries, Inc.	5,000	437,250
Party City Holdco, Inc.*	13,209	267,746
Pier 1 Imports, Inc.Δ	66,720	842,674
Rentrak CorporationΔ*	4,451	310,680
Ryland Group, Inc. (The)Δ	13,700	635,269
Scholastic Corporation	25,670	1,132,817
Select Comfort Corporation*	27,600	829,932

	Shares	Value
Shutterstock, Inc.Δ*	24,000	$1,407,360
Smith & Wesson Holding CorporationΔ*	126,686	2,101,721
Sotheby’sΔ	41,600	1,881,984
Steven Madden, Ltd.Δ*	35,340	1,511,845
Tower International, Inc.*	45,900	1,195,695
Universal Electronics, Inc.*	82,884	4,130,939
Visteon Corporation*	2,600	272,948
VOXX International CorporationΔ*	71,129	588,948
Wayfair, Inc. Class AΔ*	19,400	730,216
William Lyon Homes Class AΔ*	46,000	1,180,820
World Wrestling Entertainment, Inc. Class AΔ	17,900	295,350
Zagg, Inc.Δ*	196,450	1,555,884
Zoe’s Kitchen, Inc.Δ*	9,009	368,828

		78,395,873

Consumer Staples — 1.4%
Andersons, Inc. (The)Δ	14,900	581,100
Dean Foods Co.	62,680	1,013,536
Ingles Markets, Inc. Class AΔ	34,400	1,643,288
Medifast, Inc.Δ*	12,700	410,464
Omega Protein CorporationΔ*	55,450	762,438
Sanderson Farms, Inc.Δ	4,790	360,016
SUPERVALU, Inc.Δ*	113,500	918,215
United Natural Foods, Inc.Δ*	33,100	2,107,808

		7,796,865

Energy — 3.1%
American Standard Energy Corporation@*	8,702	44
Atwood Oceanics, Inc.Δ	82,870	2,191,083
CARBO Ceramics, Inc.Δ	19,700	820,111
Cloud Peak Energy, Inc.Δ*	98,500	459,010
Delek US Holdings, Inc.	16,300	600,166
Denbury Resources, Inc.Δ	135,340	860,762
EnerNOC, Inc.Δ*	45,400	440,380
Exterran Holdings, Inc.	9,360	305,604
Gulfport Energy Corporation*	44,600	1,795,150
Hornbeck Offshore Services, Inc.Δ*	34,250	703,153
Matador Resources Co.Δ*	27,300	682,500
Nuverra Environmental Solutions, Inc.Δ*	196	1,229
Oil States International, Inc.*	17,700	658,971
Patterson-UTI Energy, Inc.	9,470	178,178
PBF Energy, Inc. Class AΔ	56,875	1,616,388
PDC Energy, Inc.Δ*	15,500	831,420
Ring Energy, Inc.Δ*	153,959	1,722,801
RSP Permian, Inc.Δ*	43,220	1,214,914
Stone Energy Corporation*	12,000	151,080
SunCoke Energy, Inc.	13,690	177,970
Synergy Resources CorporationΔ*	135,070	1,543,850
WPX Energy, Inc.Δ*	26,160	321,245

		17,276,009

Financial Services — 17.6%
AMERISAFE, Inc.	74,665	3,513,735
AmTrust Financial Services, Inc.Δ	33,320	2,182,793
Ashford Hospitality Prime, Inc. REITΔ	109,810	1,649,346
Ashford Hospitality Trust, Inc. REIT	48,900	413,694

See Notes to Financial Statements.

	Shares	Value
Assurant, Inc.	35,000	$2,345,000
Banc of California, Inc.	61,970	852,088
BancFirst CorporationΔ	6,110	399,900
Bancorp, Inc. (The)Δ*	95,500	886,240
Bank of the Ozarks, Inc.Δ	14,600	667,950
Banner Corporation	22,600	1,083,218
Berkshire Hills Bancorp, Inc.	36,790	1,047,779
Blackhawk Network Holdings, Inc.*	20,300	836,360
BlackRock Capital Investment CorporationΔ	55,828	510,268
Cardinal Financial CorporationΔ	28,310	616,875
Cardtronics, Inc.Δ*	39,900	1,478,295
Cathay General BancorpΔ	11,900	386,155
CBL & Associates Properties, Inc. REITΔ	104,500	1,692,900
CBOE Holdings, Inc.	3,250	185,965
Chemical Financial Corporation	25,901	856,287
Community Bank System, Inc.Δ	23,000	868,710
Compass Diversified Holdings	178,235	2,923,054
CoreSite Realty Corporation REITΔ	43,100	1,958,464
Cowen Group, Inc. Class AΔ*	33,270	212,928
Customers Bancorp, Inc.Δ*	42,670	1,147,396
Dun & Bradstreet Corporation (The)	5,000	610,000
East West Bancorp, Inc.	19,800	887,436
Encore Capital Group, Inc.Δ*	10,290	439,795
FBL Financial Group, Inc. Class AΔ	10,400	600,288
FBR & Co.Δ*	16,480	381,347
Federal Agricultural Mortgage Corporation Class C	1,480	43,009
Financial Engines, Inc.Δ	18,100	768,888
First Commonwealth Financial CorporationΔ	59,400	569,646
First Niagara Financial Group, Inc.Δ	246,080	2,322,995
Flagstar Bancorp, Inc.Δ*	78,000	1,441,440
FNB CorporationΔ	85,200	1,220,064
Genworth Financial, Inc. Class AΔ*	79,000	598,030
Gladstone Investment Corporation	21,560	171,402
Global Payments, Inc.	12,500	1,293,125
Gramercy Property Trust, Inc. REITΔ	47,775	1,116,502
Green Dot Corporation Class A*	107,700	2,059,224
HCI Group, Inc.Δ	48,700	2,153,027
Heartland Payment Systems, Inc.Δ	38,800	2,097,140
Hersha Hospitality Trust REITΔ	73,800	1,892,232
Highwoods Properties, Inc. REITΔ	26,300	1,050,685
HomeStreet, Inc.*	25,310	577,574
Hospitality Properties Trust REIT	81,920	2,360,934
Huntington Bancshares, Inc.	191,600	2,166,996
Jack Henry & Associates, Inc.	38,600	2,497,420
Jones Lang LaSalle, Inc.	13,500	2,308,500
Kennedy-Wilson Holdings, Inc.	70,025	1,721,915
LaSalle Hotel Properties REIT	38,300	1,358,118
LendingTree, Inc.*	1,900	149,359
Manning & Napier, Inc.Δ	34,600	344,962

	Shares	Value
Marcus & Millichap, Inc.Δ*	11,130	$513,538
MarketAxess Holdings, Inc.	4,100	380,357
MGIC Investment CorporationΔ*	57,000	648,660
Net 1 UEPS Technologies, Inc.Δ*	86,340	1,578,295
PennyMac Financial Services, Inc. Class A*	10,560	191,347
PRA Group, Inc.Δ*	11,600	722,796
PrivateBancorp, Inc.Δ	38,150	1,519,133
ProAssurance Corporation	29,410	1,359,036
Radian Group, Inc.Δ	46,700	876,092
Reinsurance Group of America, Inc.	27,100	2,570,977
RLJ Lodging Trust REIT	44,200	1,316,276
Ryman Hospitality Properties, Inc. REIT	39,700	2,108,467
Safeguard Scientifics, Inc.Δ*	62,940	1,224,812
Selective Insurance Group, Inc.Δ	31,375	880,069
StanCorp Financial Group, Inc.Δ	13,100	990,491
Summit Hotel Properties, Inc. REITΔ	159,900	2,080,299
Sunstone Hotel Investors, Inc. REIT	133,315	2,001,058
TCF Financial Corporation	69,400	1,152,734
Texas Capital Bancshares, Inc.Δ*	27,880	1,735,251
Third Point Reinsurance, Ltd.Δ*	27,100	399,725
THL Credit, Inc.	113,140	1,306,767
United Community Banks, Inc.	112,410	2,345,997
Universal Insurance Holdings, Inc.	45,000	1,089,000
Virtus Investment Partners, Inc.Δ	3,225	426,506
WEX, Inc.*	18,400	2,097,048
WisdomTree Investments, Inc.Δ	126,800	2,785,162
World Acceptance CorporationΔ*	18,550	1,141,011

		99,358,357

Healthcare — 10.2%
Aegerion Pharmaceuticals, Inc.Δ*	14,370	272,599
Air Methods CorporationΔ*	57,240	2,366,302
Alere, Inc.*	13,700	722,675
Align Technology, Inc.*	14,200	890,482
AMAG Pharmaceuticals, Inc.Δ*	5,645	389,844
AMN Healthcare Services, Inc.*	21,000	663,390
Analogic CorporationΔ	26,600	2,098,740
Aratana Therapeutics, Inc.Δ*	19,800	299,376
Array BioPharma, Inc.Δ*	124,400	896,924
AtriCure, Inc.Δ*	18,547	456,998
Bio-Reference Laboratories, Inc.*	29,370	1,211,512
BioScrip, Inc.Δ*	169,599	615,644
Celldex Therapeutics, Inc.Δ*	27,000	680,940
Cempra, Inc.Δ*	20,800	714,688
Cepheid, Inc.Δ*	15,300	935,595
Clovis Oncology, Inc.Δ*	15,200	1,335,776
Community Health Systems, Inc.Δ*	20,600	1,297,182
Cynosure, Inc. Class AΔ*	41,600	1,604,928

See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Depomed, Inc.Δ*	17,300	$371,258
DexCom, Inc.*	11,652	931,927
Eagle Pharmaceuticals, Inc.*	4,930	398,640
Emergent BioSolutions, Inc.Δ*	52,420	1,727,239
Enanta Pharmaceuticals, Inc.Δ*	11,210	504,338
Esperion Therapeutics, Inc.Δ*	8,555	699,457
Exact Sciences CorporationΔ*	20,300	603,722
Five Star Quality Care, Inc.+	2,086	—
Globus Medical, Inc. Class AΔ*	42,300	1,085,841
Hanger, Inc.Δ*	17,730	415,591
Health Net, Inc.*	49,200	3,154,704
Hill-Rom Holdings, Inc.	5,170	280,886
Inogen, Inc.*	41,939	1,870,479
Integra LifeSciences Holdings CorporationΔ*	34,461	2,321,638
Intercept Pharmaceuticals, Inc.Δ*	1,775	428,450
LDR Holding CorporationΔ*	15,000	648,750
LifePoint Health, Inc.*	7,100	617,345
Ligand Pharmaceuticals, Inc.Δ*	4,010	404,609
Magellan Health Services, Inc.*	17,500	1,226,225
Masimo CorporationΔ*	24,890	964,239
Medidata Solutions, Inc.Δ*	10,300	559,496
Molina Healthcare, Inc.Δ*	8,300	583,490
Nevro CorporationΔ*	11,636	625,435
NuVasive, Inc.Δ*	19,153	907,469
Omnicare, Inc.	670	63,147
OvaScience, Inc.Δ*	6,313	182,635
PDL BioPharma, Inc.Δ	336,190	2,161,702
Press Ganey Holdings, Inc.*	32,800	940,376
PTC Therapeutics, Inc.Δ*	5,919	284,881
Receptos, Inc.Δ*	2,900	551,145
Repligen CorporationΔ*	4,300	177,461
Seres Therapeutics, Inc.*	12,500	518,750
Sirona Dental Systems, Inc.Δ*	8,000	803,360
Spectranetics Corporation (The)Δ*	7,000	161,070
Stemline Therapeutics, Inc.Δ*	36,700	431,959
Surgical Care Affiliates, Inc.*	22,700	871,226
Team Health Holdings, Inc.*	37,400	2,443,342
United Therapeutics CorporationΔ*	8,300	1,443,785
US Physical Therapy, Inc.Δ	40,100	2,195,876
VCA, Inc.*	18,300	995,611
WellCare Health Plans, Inc.Δ*	16,600	1,408,178
West Pharmaceutical Services, Inc.Δ	51,000	2,962,080

		57,381,407

Materials & Processing — 5.3%
American Vanguard CorporationΔ	24,000	331,200
Ashland, Inc.	4,060	494,914
Boise Cascade Co.*	39,240	1,439,323
Century Aluminum Co.Δ*	27,300	284,739
Comfort Systems USA, Inc.	17,000	390,150
Domtar CorporationΔ	12,120	501,768
Ferro Corporation*	39,180	657,440
FutureFuel Corporation	65,737	846,035
Insteel Industries, Inc.	64,770	1,211,199
Interface, Inc.	100,910	2,527,796
Kaiser Aluminum CorporationΔ	11,600	963,728
KMG Chemicals, Inc.	12,400	315,456
Koppers Holdings, Inc.	38,170	943,562
Landec CorporationΔ*	46,200	666,666

	Shares	Value
LB Foster Co. Class AΔ	15,299	$529,498
LSB Industries, Inc.Δ*	12,850	524,794
Mercer International, Inc.*	86,000	1,176,480
Myers Industries, Inc.Δ	11,590	220,210
NN, Inc.Δ	98,670	2,518,058
OMNOVA Solutions, Inc.Δ*	179,010	1,340,785
Owens-Illinois, Inc.*	11,000	252,340
P.H. Glatfelter Co.	48,540	1,067,395
Patrick Industries, Inc.*	69,570	2,647,139
PolyOne CorporationΔ	60,075	2,353,138
RBC Bearings, Inc.Δ*	21,500	1,542,840
Reliance Steel & Aluminum Co.	7,740	468,115
Resolute Forest Products*	76,500	860,625
Rexnord Corporation*	66,600	1,592,406
Summit Materials, Inc. Class A*	18,800	479,400
Universal Stainless & Alloy Products, Inc.Δ*	55,449	1,089,573

		30,236,772

Producer Durables — 18.9%
ACCO Brands CorporationΔ*	379,460	2,948,404
Actuant Corporation Class A	29,200	674,228
Advisory Board Co. (The)*	38,300	2,093,861
Aegion Corporation*	64,340	1,218,600
AGCO CorporationΔ	12,100	687,038
Alaska Air Group, Inc.	34,100	2,197,063
Albany International Corporation Class A	65,075	2,589,985
Allegiant Travel Co.Δ	11,800	2,098,984
Argan, Inc.*	29,000	1,169,570
Astronics Corporation*	44,222	3,134,898
Atlas Air Worldwide Holdings, Inc.*	37,915	2,083,808
Avery Dennison Corporation	5,000	304,700
AZZ, Inc.	61,001	3,159,852
Brady Corporation Class AΔ	15,850	392,129
Bristow Group, Inc.Δ	7,000	373,100
CAI International, Inc.*	27,700	570,343
CEB, Inc.	25,900	2,254,854
Chart Industries, Inc.*	24,700	883,025
Columbus McKinnon Corporation	107,035	2,675,875
Crane Co.	22,700	1,333,171
DHI Group, Inc.*	42,200	375,158
Ducommun, Inc.*	56,197	1,442,577
DXP Enterprises, Inc.Δ*	15,100	702,150
Dycom Industries, Inc.Δ*	12,800	753,280
EMCOR Group, Inc.	83,900	4,007,903
EnerSys, Inc.Δ	44,100	3,099,789
Ennis, Inc.	33,050	614,400
ExlService Holdings, Inc.*	61,250	2,118,025
FARO Technologies, Inc.Δ*	24,900	1,162,830
Forward Air CorporationΔ	9,700	506,922
G&K Services, Inc. Class A	6,770	468,078
Generac Holdings, Inc.Δ*	9,900	393,525
General Cable CorporationΔ	29,200	576,116
GP Strategies Corporation*	57,300	1,904,652
Great Lakes Dredge & Dock CorporationΔ*	135,540	807,818
Greenbrier Cos., Inc. (The)Δ	50,150	2,349,527
Hawaiian Holdings, Inc.Δ*	48,400	1,149,500
Healthcare Services Group, Inc.Δ	31,350	1,036,118

See Notes to Financial Statements.

	Shares	Value
Huntington Ingalls Industries, Inc.	17,100	$1,925,289
Huron Consulting Group, Inc.*	21,800	1,527,962
Hyster-Yale Materials Handling, Inc.Δ	14,900	1,032,272
ICF International, Inc.*	20,800	725,088
JetBlue Airways CorporationΔ*	54,300	1,127,268
Kelly Services, Inc. Class AΔ	16,630	255,270
Kennametal, Inc.Δ	29,100	992,892
Lexmark International, Inc. Class A	26,510	1,171,742
Littelfuse, Inc.	15,000	1,423,350
MAXIMUS, Inc.	26,000	1,708,980
McGrath RentCorpΔ	17,700	538,611
MYR Group, Inc.*	74,800	2,315,808
Old Dominion Freight Line, Inc.*	23,400	1,605,357
On Assignment, Inc.*	74,400	2,922,432
Orbital ATK, Inc.Δ	20,531	1,506,154
OSI Systems, Inc.*	25,500	1,805,145
Park-Ohio Holdings CorporationΔ	19,700	954,662
PHH Corporation*	68,420	1,780,973
Primoris Services Corporation	35,340	699,732
Ryder System, Inc.Δ	11,700	1,022,229
Saia, Inc.Δ*	22,000	864,380
Spirit AeroSystems Holdings, Inc. Class A*	68,455	3,772,555
Spirit Airlines, Inc.*	22,000	1,366,200
Sun Hydraulics CorporationΔ	22,340	851,377
Taser International, Inc.Δ*	15,320	510,309
Tidewater, Inc.Δ	74,555	1,694,635
Titan International, Inc.Δ	118,700	1,274,838
Titan Machinery, Inc.Δ*	55,745	821,124
TriNet Group, Inc.*	39,100	991,185
Triumph Group, Inc.	33,730	2,225,843
Tsakos Energy Navigation, Ltd.Δ	63,810	608,109
Wabash National CorporationΔ*	122,000	1,529,880
Wabtec Corporation	17,450	1,644,488
WageWorks, Inc.*	33,250	1,344,962
Wesco Aircraft Holdings, Inc.*	133,300	2,019,495
WESCO International, Inc.Δ*	22,600	1,551,264
XPO Logistics, Inc.Δ*	11,614	524,721

		106,948,437

Technology — 13.2%
Acacia Research CorporationΔ	103,544	908,081
ARRIS Group, Inc.*	12,100	370,260
Aspen Technology, Inc.Δ*	3,000	136,650
Autobytel, Inc.Δ*	9,870	157,821
Black Box Corporation	53,967	1,079,340
BroadSoft, Inc.*	31,100	1,075,127
CalAmp Corporation*	14,600	266,596
Cavium, Inc.Δ*	19,538	1,344,410
Ciena CorporationΔ*	11,400	269,952
Cognex Corporation	23,448	1,127,849
CommScope Holding Co., Inc.Δ*	19,400	591,894
CommVault Systems, Inc.*	4,170	176,850
comScore, Inc.*	46,784	2,491,716
Dealertrack Holdings, Inc.Δ*	30,100	1,889,979
DigitalGlobe, Inc.*	47,500	1,320,025
DST Systems, Inc.	5,600	705,488

	Shares	Value
Ellie Mae, Inc.Δ*	6,300	$439,677
Evolent Health, Inc. Class A*	12,600	245,700
Fortinet, Inc.*	39,000	1,611,870
Global Eagle Entertainment, Inc.Δ*	72,200	940,044
IAC/InterActiveCorp	8,300	661,178
Infinera CorporationΔ*	42,100	883,258
Inovalon Holdings, Inc. Class AΔ*	9,200	256,680
Insight Enterprises, Inc.*	6,540	195,611
Integrated Device Technology, Inc.Δ*	51,708	1,122,064
Interactive Intelligence Group, Inc.Δ*	37,950	1,687,636
InterDigital, Inc.	31,550	1,794,879
InvenSense, Inc.Δ*	41,970	633,747
Jabil Circuit, Inc.Δ	111,200	2,367,448
KEYW Holding Corporation (The)Δ*	59,361	553,245
MA-COM Technology Solutions Holdings, Inc.Δ*	29,400	1,124,550
MKS Instruments, Inc.	58,700	2,227,078
Monotype Imaging Holdings, Inc.	26,000	626,860
NeuStar, Inc. Class AΔ*	68,900	2,012,569
NIC, Inc.*	113,188	2,069,077
Nuance Communications, Inc.*	25,800	451,758
OmniVision Technologies, Inc.Δ*	55,400	1,451,203
Paycom Software, Inc.*	36,300	1,239,645
PDF Solutions, Inc.*	42,800	684,800
Polycom, Inc.*	71,800	821,392
Progress Software Corporation*	13,900	382,250
Proofpoint, Inc.Δ*	19,900	1,267,033
PROS Holdings, Inc.Δ*	39,950	843,344
Q2 Holdings, Inc.*	46,800	1,322,100
Qlik Technologies, Inc.*	50,200	1,754,992
RingCentral, Inc. Class AΔ*	22,600	417,874
Silicon Graphics International CorporationΔ*	150,642	974,654
Solera Holdings, Inc.	46,250	2,060,900
Synaptics, Inc.Δ*	46,750	4,054,861
Synchronoss Technologies, Inc.Δ*	80,400	3,676,692
Tableau Software, Inc. Class A*	5,100	588,030
Take-Two Interactive Software, Inc.Δ*	100,420	2,768,579
Tessco Technologies, Inc.Δ	50,499	1,000,385
Tyler Technologies, Inc.*	44,210	5,719,890
Ultimate Software Group, Inc. (The)Δ*	18,500	3,040,290
United Online, Inc.*	87,140	1,365,484
Universal Display CorporationΔ*	17,100	884,583
Verint Systems, Inc.*	13,000	789,685
Virtusa Corporation*	27,100	1,392,940
Web.com Group, Inc.*	6,380	154,524

		74,473,097

Utilities — 3.9%
CMS Energy Corporation	66,860	2,128,822
Cogent Communications Holdings, Inc.Δ	36,200	1,225,008
El Paso Electric Co.	16,600	575,356
FairPoint Communications, Inc.Δ*	35,100	639,522

See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
General Communication, Inc. Class AΔ*	33,100	$563,031
Great Plains Energy, Inc.	29,200	705,472
IDACORP, Inc.Δ	8,500	477,190
inContact, Inc.Δ*	43,817	432,474
Inteliquent, Inc.Δ	34,900	642,160
j2 Global, Inc.Δ	39,700	2,697,218
Laclede Group, Inc. (The)Δ	29,300	1,525,358
Pinnacle West Capital Corporation	6,200	352,718
PNM Resources, Inc.	32,900	809,340
Portland General Electric Co.	59,100	1,959,756
Southwest Gas CorporationΔ	14,960	796,022
UGI CorporationΔ	73,100	2,518,295
Vectren Corporation	52,700	2,027,896
West Corporation	58,650	1,765,365

		21,841,003

Total Common Stocks (Cost $430,899,424)		493,707,820

FOREIGN COMMON STOCKS — 9.1%
Bermuda — 3.1%
Aircastle, Ltd.Δ	23,100	523,677
Aspen Insurance Holdings, Ltd.	52,000	2,490,800
Assured Guaranty, Ltd.	85,610	2,053,784
AXIS Capital Holdings, Ltd.	47,200	2,519,064
ChipMOS TECHNOLOGIES Bermuda, Ltd.	32,100	701,064
Everest Re Group, Ltd.	15,700	2,857,557
Helen of Troy, Ltd.Δ	24,850	2,422,626
Maiden Holdings, Ltd.Δ	42,560	671,597
Nabors Industries, Ltd.	65,800	949,494
Validus Holdings, Ltd.	56,000	2,463,440

		17,653,103

Canada — 1.8%
Canadian Solar, Inc.Δ*	9,000	257,400
Colliers International Group, Inc.	29,100	1,119,768
Dominion Diamond Corporation	104,700	1,466,847
IMAX CorporationΔ*	73,100	2,943,737
Mitel Networks CorporationΔ*	111,320	982,955
Nevsun Resources, Ltd.Δ	160,510	605,123
Open Text Corporation	7,700	312,081
Performance Sports Group, Ltd.*	147,860	2,661,480
Thompson Creek Metals Co., Inc.Δ*	36,660	30,061

		10,379,452

Cayman Islands — 0.4%
Avolon Holdings, Ltd.	38,000	872,480
Herbalife, Ltd.Δ*	4,490	247,354
Nord Anglia Education, Inc.	56,800	1,392,736

		2,512,570

France — 0.3%
Criteo SA ADRΔ*	21,200	1,010,604
DBV Technologies SA ADRΔ*	17,600	524,128

		1,534,732

Ireland — 0.4%
Horizon Pharma PLC	53,000	1,841,220
Prothena Corporation PLCΔ*	6,268	330,136

		2,171,356

	Shares	Value
Israel — 0.7%
Mellanox Technologies, Ltd.	22,400	$1,088,416
Orbotech, Ltd.	85,475	1,777,880
SodaStream International, Ltd.Δ	42,000	887,460

		3,753,756

Marshall Islands — 0.2%
Ocean Rig UDW, Inc.Δ	176,130	903,547

Netherlands — 0.4%
AVG Technologies NV	76,900	2,092,449

Puerto Rico — 0.4%
OFG BancorpΔ	168,300	1,795,761
Popular, Inc.*	12,700	366,522

		2,162,283

Singapore — 0.2%
Flextronics International, Ltd.*	88,000	995,280

Switzerland — 0.4%
Allied World Assurance Company Holdings AG	59,100	2,554,302

Taiwan — 0.1%
Silicon Motion Technology Corporation ADRΔ	19,100	661,051

United Kingdom — 0.7%
Ensco PLC Class AΔ	50,800	1,131,316
Noble Corporation PLCΔ	55,030	846,912
Rowan Cos. PLC Class AΔ	84,400	1,781,684

		3,759,912

Total Foreign Common Stocks (Cost $45,873,741)		51,133,793

RIGHTS/WARRANTS — 0.0%
Asen Warrants A+@	25,000	—
Asen Warrants B+@	25,000	—
Asen Warrants C+@	25,000	—
BioScrip, Inc.+	169,599	—

Total Rights/Warrants (Cost $0)		—

MONEY MARKET FUNDS — 35.0%
GuideStone Money Market Fund (Investor Class)¥	20,051,710	20,051,710
Northern Institutional Liquid Assets Portfolio§	177,779,012	177,779,012

Total Money Market Funds (Cost $197,830,722)		197,830,722

See Notes to Financial Statements.

	Par	Value
CORPORATE BONDS — 0.0%
Lehman Escrow Bonds
0.00%, 07/19/17+Ω†#	$160,000	$—
0.00%, 12/28/17+Ω†#	120,000	—
0.00%, 08/19/45+Ω†#	50,000	—
0.00%, 11/30/49+Ω†#	10,000	—

Total Corporate Bonds (Cost $0)		—

FOREIGN BOND — 0.0%
Iceland — 0.0%
Glitnir HF
6.69%, 06/15/16+ 144A#	130,000	2

Total Foreign Bond (Cost $98,162)		2

TOTAL INVESTMENTS — 131.6% (Cost $674,702,049)		742,672,337
Liabilities in Excess of Other Assets — (31.6)%		(178,363,438)

NET ASSETS — 100.0%		$564,308,899

PORTFOLIO SUMMARY (based on net assets)

	%
Money Market Funds	35.0
Producer Durables	18.9
Financial Services	17.6
Consumer Discretionary	13.9
Technology	13.2
Healthcare	10.2
Foreign Common Stocks	9.1
Materials & Processing	5.3
Utilities	3.9
Energy	3.1
Consumer Staples	1.4
Corporate Bonds	—	**
Foreign Bond	—	**
Rights/Warrants	—	**

	131.6

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$78,395,873	$78,395,873	$—	$—
Consumer Staples	7,796,865	7,796,865	—	—
Energy	17,276,009	17,276,009	—	—
Financial Services	99,358,357	99,358,357	—	—
Healthcare	57,381,407	57,381,407	—	—
Materials & Processing	30,236,772	30,236,772	—	—
Producer Durables	106,948,437	106,948,437	—	—
Technology	74,473,097	74,473,097	—	—
Utilities	21,841,003	21,841,003	—	—
Corporate Bonds	—	—	—	—
Foreign Bond:
Iceland	2	—	—	2
Foreign Common Stocks	51,133,793	51,133,793	—	—
Money Market Funds	197,830,722	197,830,722	—	—
Rights/Warrants	—	—	—	—

Total Assets — Investments in Securities	$742,672,337	$742,672,335	$—	$2

Liabilities:
Other Financial Instruments***
Futures Contracts	$(188,740)	$(188,740)	$—	$—

Total Liabilities — Other Financial Instruments	$(188,740)	$(188,740)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending June 30, 2015.

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
FOREIGN COMMON STOCKS — 95.7%
Australia — 6.7%
AGL Energy, Ltd.	5,457	$65,471
Alumina, Ltd.	20,465	24,158
Amcor, Ltd.	9,791	103,644
AMP, Ltd.	23,961	111,293
APA Group	9,032	57,422
Asciano, Ltd.	7,938	40,728
ASX, Ltd.	1,566	48,209
Aurizon Holdings, Ltd.	17,229	68,193
AusNet Services	13,974	15,040
Australia & New Zealand Banking Group, Ltd.	22,420	557,001
Bank of Queensland, Ltd.	2,980	29,361
Bendigo and Adelaide Bank, Ltd.	3,661	34,630
BHP Billiton, Ltd.	26,028	543,216
Boral, Ltd.	6,338	28,607
Brambles, Ltd.	12,681	103,711
Caltex Australia, Ltd.	2,188	53,768
CIMIC Group, Ltd.	826	13,861
Coca-Cola Amatil, Ltd.	4,614	32,573
Cochlear, Ltd.	463	28,632
Commonwealth Bank of Australia	13,142	863,195
Computershare, Ltd.	3,815	34,468
CSL, Ltd.	3,841	256,256
Dexus Property Group REIT	7,794	43,898
Federation Centres REIT	27,302	61,510
Flight Centre Travel Group, Ltd.Δ	449	11,817
Fortescue Metals Group, Ltd.Δ	12,611	18,584
Goodman Group REIT	14,226	68,820
GPT Group (The) REITΔ	14,324	47,301
Harvey Norman Holdings, Ltd.	4,519	15,725
Healthscope, Ltd.	9,128	19,156
Iluka Resources, Ltd.Δ	3,392	20,099
Incitec Pivot, Ltd.	13,583	40,348
Insurance Australia Group, Ltd.	18,962	81,636
Lend Lease Group	4,463	51,755
Macquarie Group, Ltd.	2,367	148,658
Medibank Pvt, Ltd.*	22,284	34,558
Mirvac Group REIT	30,000	42,821
National Australia Bank, Ltd.	21,194	544,694
Newcrest Mining, Ltd.*	6,213	62,413
Orica, Ltd.	3,018	49,551
Origin Energy, Ltd.	8,957	82,722
Platinum Asset Management, Ltd.	1,896	10,942
Qantas Airways, Ltd.*	4,669	11,384
QBE Insurance Group, Ltd.	11,062	116,672
Ramsay Health Care, Ltd.	1,149	54,494
REA Group, Ltd.	425	12,857
Rio Tinto, Ltd.	3,530	146,392
Santos, Ltd.	7,964	48,113
Scentre Group REIT	43,186	124,951
Seek, Ltd.	2,626	28,487
Sonic Healthcare, Ltd.	3,091	50,965
South32, Ltd.*	43,138	59,577
Stockland REIT	19,153	60,588
Suncorp Group, Ltd.	10,419	107,961
Sydney Airport	8,813	33,862
Telstra Corporation, Ltd.	34,653	164,163
TPG Telecom, Ltd.	2,252	15,586
Transurban Group	15,523	111,384

	Shares	Value
Wesfarmers, Ltd.	9,108	$274,275
Westfield Corporation REIT	16,012	112,669
Westpac Banking Corporation	25,290	627,328
Woodside Petroleum, Ltd.	6,007	158,646
WorleyParsons, Ltd.	1,678	13,477

		6,904,276

Austria — 0.2%
ANDRITZ AG	636	35,204
Erste Group Bank AG*	2,267	64,385
OMV AG	1,193	32,825
Raiffeisen Bank International AG*	950	13,821
Voestalpine AG	911	37,914

		184,149

Belgium — 0.6%
Ageas	1,675	64,527
Colruyt SA	568	25,434
Delhaize Group SA	834	68,860
Groupe Bruxelles Lambert SA	695	55,942
KBC Groep NV	2,071	138,393
Proximus	1,289	45,511
Solvay SA	479	65,897
Telenet Group Holding NV*	423	23,009
UCB SA	1,023	73,436
Umicore SA	771	36,557

		597,566

Bermuda — 0.2%
Cheung Kong Infrastructure Holdings, Ltd.	5,000	38,831
First Pacific Co., Ltd.	18,000	15,187
Kerry Properties, Ltd.	5,000	19,609
Li & Fung, Ltd.	46,000	36,496
Noble Group, Ltd.	42,800	24,151
NWS Holdings, Ltd.	12,000	17,369
Seadrill, Ltd.Δ	2,991	31,167
Shangri-La Asia, Ltd.	10,000	13,959
Yue Yuen Industrial Holdings, Ltd.	5,500	18,412

		215,181

Denmark — 1.6%
AP Moeller - Maersk A/S Class A	32	56,187
AP Moller - Maersk A/S Class B	58	105,046
Coloplast A/S Class B	901	59,121
Danske Bank A/S	5,731	168,541
DSV A/S	1,500	48,596
ISS A/S	1,204	39,726
Novo Nordisk A/S Class B	15,492	844,063
Novozymes A/S, B SharesΔ	1,941	92,266
Pandora A/S	935	100,459
TDC A/S	6,579	48,242
Tryg A/S	970	20,221
Vestas Wind Systems A/S	1,816	90,639
William Demant Holding A/SΔ*	207	15,791

		1,688,898

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Finland — 0.9%
Elisa OYJ	1,152	$36,513
Fortum OYJ	3,595	63,886
Kone OYJΔ	2,620	106,321
Metso OYJ	913	25,080
Neste OYJ	1,040	26,505
Nokia OYJ	29,817	202,441
Nokian Renkaat OYJ	919	28,800
Orion OYJ Class BΔ	816	28,547
Sampo OYJ, A Shares	3,692	173,902
Stora Enso OYJ Class RΔ	4,715	48,597
UPM-Kymmene OYJΔ	4,449	78,715
Wartsila OYJ AbpΔ	1,199	56,168

		875,475

France — 8.8%
Accor SA	1,704	86,000
Aeroports de Paris	242	27,344
Air Liquide SA	2,840	359,203
Alcatel-Lucent*	22,814	83,119
Alstom SA*	1,756	49,823
Arkema SA	531	38,260
AtoS	706	52,719
AXA SA	15,840	399,629
BNP Paribas SA	8,631	521,047
Bollore SA	7,095	37,770
Bouygues SA	1,637	61,202
Bureau Veritas SA	2,146	49,428
Cap Gemini SA	1,260	111,492
Carrefour SA	4,471	143,155
Casino Guichard Perrachon SA	458	34,695
Christian Dior SE	442	86,283
Cie de St-Gobain	3,871	173,789
Cie Generale des Etablissements Michelin	1,506	157,806
CNP Assurances	1,390	23,214
Credit Agricole SA	8,358	124,301
Danone SA	4,692	303,339
Dassault Systemes	1,039	75,546
Edenred	1,668	41,217
Electricite de France SA	1,956	43,613
Essilor International SA	1,664	198,497
Eurazeo SAΔ	324	21,438
Eutelsat Communications SA	1,382	44,604
Fonciere Des Regions REIT	244	20,734
GDF Suez	11,842	219,683
Gecina SA REIT	282	34,756
Groupe Eurotunnel SE	3,800	55,031
Hermes International	214	79,828
ICADE REIT	271	19,354
Iliad SA	213	47,220
Imerys SA	277	21,185
JCDecaux SA	637	26,581
Kering	614	109,626
Klepierre REIT	1,371	60,305
Lafarge SA	1,515	100,056
Lagardere SCA	957	27,910
Legrand SA	2,147	120,541
L’Oreal SA	2,066	368,526
Natixis SA	7,604	54,721
Numericable-SFR SAS*	790	41,874
Orange SA	15,029	231,388
Peugeot SA*	3,510	72,178
Publicis Groupe SA	1,524	112,680

	Shares	Value
Renault SA	1,558	$162,265
Rexel SA	2,374	38,271
Safran SA	2,368	160,484
Sanofi	9,667	950,987
Schneider Electric SE	4,501	310,762
SCOR SE	1,249	44,064
Societe BIC SA	233	37,146
Societe Generale SA	5,875	274,238
Sodexo	770	73,122
Suez Environnement Co.	2,410	44,829
Technip SA	827	51,188
Thales SA	840	50,720
Total SA	17,424	846,355
Unibail-Rodamco SE REIT	795	200,926
Valeo SA	645	101,642
Vallourec SA	936	19,117
Veolia Environnement SA	3,653	74,487
Vinci SA	3,831	221,579
Vivendi SA	9,325	235,209
Wendel SA	233	28,561
Zodiac Aerospace	1,636	53,258

		9,151,920

Germany — 7.5%
Adidas AG	1,694	129,650
Allianz SE	3,703	576,723
Axel Springer AG	360	18,899
BASF SE	7,493	658,430
Bayerische Motoren Werke AG	2,713	296,955
Beiersdorf AG	816	68,356
Brenntag AG	1,256	72,015
Commerzbank AG*	8,627	110,268
Continental AG	892	211,072
Daimler AG	7,865	715,845
Deutsche Annington Immobilien SE	2,798	78,920
Deutsche Bank AG	11,250	338,009
Deutsche Boerse AG	1,565	129,547
Deutsche Lufthansa AG*	1,968	25,374
Deutsche Post AG	7,854	229,452
Deutsche Telekom AG	25,903	446,165
Deutsche Wohnen AG	2,391	54,792
E.ON AG	16,215	216,024
Evonik Industries AG	755	28,808
Fraport AG	338	21,230
Fresenius Medical Care AG & Co. KGaA	1,767	145,855
Fresenius SE & Co. KGaA	3,077	197,420
GEA Group AG	1,485	66,239
Hannover Rueck SE	490	47,411
HeidelbergCement AG	1,143	90,639
Henkel AG & Co KGaA	844	80,441
Hugo Boss AGΔ	541	60,464
Infineon Technologies AG	9,154	113,586
K+S AG	1,550	65,293
Kabel Deutschland Holding AG*	179	23,947
Lanxess AG	741	43,693
Linde AG	1,505	285,067
MAN SE	286	29,458
Merck KGaA	1,048	104,428
Metro AG	1,313	41,396
Muenchener Rueckversicherungs- Gesellschaft AGΔ	1,401	248,343

See Notes to Financial Statements.

	Shares	Value
OSRAM Licht AG	722	$34,576
ProSiebenSat.1 Media AG	1,774	87,614
RWE AGΔ	3,963	85,204
SAP SE	7,967	556,015
Siemens AG	6,426	647,271
Symrise AG	1,001	62,126
Telefonica Deutschland Holding AG	4,816	27,758
ThyssenKrupp AG	2,981	77,551
TUI AG	3,688	59,686
United Internet AG	999	44,410
Volkswagen AG	287	66,408

		7,818,833

Hong Kong — 2.9%
AIA Group, Ltd.	97,600	638,995
ASM Pacific Technology, Ltd.	1,900	18,825
Bank of East Asia, Ltd.	9,400	41,109
BOC Hong Kong Holdings, Ltd.	30,000	125,007
Cathay Pacific Airways, Ltd.	10,000	24,589
Cheung Kong Property Holdings, Ltd.*	22,000	182,493
CK Hutchison Holdings, Ltd.	21,500	315,917
CLP Holdings, Ltd.	15,000	127,523
Hang Lung Properties, Ltd.	18,000	53,525
Hang Seng Bank, Ltd.	6,200	121,176
Henderson Land Development Co., Ltd.	8,800	60,225
HKT Trust and HKT, Ltd.	21,000	24,707
Hong Kong & China Gas Co., Ltd.	56,100	117,678
Hong Kong Exchanges and Clearing, Ltd.	8,900	314,136
Hysan Development Co., Ltd.	5,000	21,673
Link REIT (The)	18,500	108,353
MTR Corporation, Ltd.	11,500	53,557
New World Development Co., Ltd.	43,000	56,249
PCCW, Ltd.	33,000	19,711
Power Assets Holdings, Ltd.	11,000	100,328
Sino Land Co., Ltd.	24,000	40,126
Sun Hung Kai Properties, Ltd.	13,000	210,642
Swire Pacific, Ltd. Class A	4,500	56,573
Swire Properties, Ltd.	9,400	30,013
Techtronic Industries Co.	11,000	36,044
WH Group, Ltd. 144A*	47,000	32,014
Wharf Holdings, Ltd. (The)	11,000	73,224
Wheelock & Co., Ltd.	7,000	35,761

		3,040,173

Ireland — 0.6%
Bank of Ireland*	257,722	104,011
CRH PLC*	7,359	207,730
Experian PLC	8,160	148,599
James Hardie Industries PLC	3,645	48,709
Kerry Group PLC Class A*	1,629	120,752

		629,801

Israel — 0.2%
Azrieli Group	296	11,820
Bank Hapoalim, Ltd.	8,609	46,376
Bank Leumi Le-Israel BM*	11,372	48,092

	Shares	Value
Bezeq The Israeli Telecommunication Corporation, Ltd.	15,564	$26,518
Delek Group, Ltd.	38	11,207
Israel Chemicals, Ltd.	4,122	28,802
Israel Corporation, Ltd. (The)*	25	8,817
Mizrahi Tefahot Bank, Ltd.	1,129	14,003
NICE-Systems, Ltd.	471	29,953

		225,588

Italy — 2.3%
Assicurazioni Generali SpA	9,465	170,521
Atlantia SpA	3,351	82,787
Banca Monte dei Paschi di Siena SpA*	31,760	61,822
Banco Popolare SC*	2,937	48,329
Enel Green Power SpA	14,149	27,652
Enel SpA	57,152	258,942
Eni SpA	20,616	365,902
EXOR SpA	802	38,286
Finmeccanica SpA*	3,288	41,348
Intesa Sanpaolo SpA	111,093	399,463
Luxottica Group SpA	1,369	91,040
Mediobanca SpA	4,563	44,741
Pirelli & C. SpA	2,130	35,952
Prysmian SpA	1,584	34,223
Saipem SpA*	2,138	22,584
Snam SpA	17,030	81,032
Telecom Italia SpA*	130,773	153,791
Terna Rete Elettrica Nazionale SpA	12,215	53,981
UniCredit SpA	38,787	260,532
Unione di Banche Italiane SCpA	7,313	58,660
UnipolSai SpA	6,471	16,030

		2,347,618

Japan — 22.8%
ABC-Mart, Inc.	200	12,240
Acom Co., Ltd.*	3,200	12,289
Advantest Corporation	1,200	12,492
Aeon Co., Ltd.	5,300	75,244
Aeon Credit Service Co., Ltd.	800	22,225
Aeon Mall Co., Ltd.	900	16,870
Air Water, Inc.	1,000	18,311
Aisin Seiki Co., Ltd.	1,600	68,113
Ajinomoto Co., Inc.	5,000	108,326
Alfresa Holdings Corporation	1,400	21,803
Amada Co., Ltd.	2,800	29,605
ANA Holdings, Inc.	10,000	27,136
Aozora Bank, Ltd.	9,000	33,975
Asahi Glass Co., Ltd.	8,000	48,045
Asahi Kasei Corporation	10,000	82,159
Asics Corporation	1,300	33,619
Astellas Pharma, Inc.	17,400	248,165
Bank of Kyoto, Ltd. (The)	3,000	34,563
Bank of Yokohama, Ltd. (The)	9,000	55,198
Benesse Holdings, Inc.	500	12,542
Bridgestone Corporation	5,300	196,068
Brother Industries, Ltd.	1,900	26,920
Calbee, Inc.	600	25,297
Canon, Inc.	8,700	283,105
Casio Computer Co., Ltd.Δ	1,600	31,586
Central Japan Railway Co.	1,200	216,742
Chiba Bank, Ltd. (The)	6,000	45,741
Chiyoda Corporation	1,000	8,857

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Chubu Electric Power Co., Inc.	5,200	$77,521
Chugai Pharmaceutical Co., Ltd.	1,800	62,140
Chugoku Bank, Ltd. (The)	1,300	20,511
Chugoku Electric Power Co., Inc. (The)	2,400	35,024
Citizen Holdings Co., Ltd.	2,100	14,654
COLOPL, Inc.	400	8,083
Credit Saison Co., Ltd.	1,200	25,729
Dai Nippon Printing Co., Ltd.	5,000	51,661
Daicel Corporation	2,400	30,827
Daihatsu Motor Co., Ltd.	1,600	22,787
Dai-ichi Life Insurance Co., Ltd. (The)	8,700	171,071
Daiichi Sankyo Co., Ltd.	5,200	96,195
Daikin Industries, Ltd.	1,900	136,758
Dainippon Sumitomo Pharma Co., Ltd.	1,300	14,329
Daito Trust Construction Co., Ltd.	600	62,164
Daiwa House Industry Co., Ltd.	4,800	111,896
Daiwa Securities Group, Inc.	13,000	97,427
Denso Corporation	3,900	194,259
Dentsu, Inc.	1,800	93,247
Don Quijote Co., Ltd.	1,000	42,571
East Japan Railway Co.	2,700	242,897
Eisai Co., Ltd.	2,000	134,265
Electric Power Development Co., Ltd.	1,200	42,407
FamilyMart Co., Ltd.	500	23,001
FANUC Corporation	1,600	327,883
Fast Retailing Co., Ltd.	400	181,591
Fuji Electric Co., Ltd.	5,000	21,530
Fuji Heavy Industries, Ltd.	4,800	176,806
FUJIFILM Holdings Corporation	3,800	135,795
Fujitsu, Ltd.	15,000	83,883
Fukuoka Financial Group, Inc.	6,000	31,131
GungHo Online Entertainment, Inc.	3,200	12,446
Gunma Bank, Ltd. (The)	3,000	22,160
Hachijuni Bank, Ltd. (The)	3,000	22,650
Hakuhodo DY Holdings, Inc.	1,900	20,353
Hamamatsu Photonics KK	1,200	35,396
Hankyu Holdings, Inc.	9,000	53,168
Hikari Tsushin, Inc.	200	13,498
Hino Motors, Ltd.	2,100	25,979
Hirose Electric Co., Ltd.	200	28,647
Hiroshima Bank, Ltd. (The)	4,000	23,924
Hisamitsu Pharmaceutical Co., Inc.	500	19,426
Hitachi Chemical Co., Ltd.	800	14,433
Hitachi Construction Machinery Co., Ltd.Δ	900	15,767
Hitachi High-Technologies Corporation	600	16,889
Hitachi Metals, Ltd.	2,000	30,739
Hitachi, Ltd.	39,000	257,100
Hokuhoku Financial Group, Inc.	10,000	23,614
Hokuriku Electric Power Co.	1,400	20,865
Honda Motor Co., Ltd.	13,200	427,273
Hoya Corporation	3,500	140,332

	Shares	Value
Hulic Co., Ltd.	2,400	$21,297
Ibiden Co., Ltd.	1,000	16,914
Idemitsu Kosan Co., Ltd.	700	13,744
IHI Corporation	11,000	51,232
Iida Group Holdings Co., Ltd.	1,200	19,120
Inpex Corporation	7,700	87,548
Isetan Mitsukoshi Holdings, Ltd.	2,900	51,846
Isuzu Motors, Ltd.	4,800	63,047
ITOCHU Corporation	12,800	169,119
Itochu Techno-Solutions Corporation	400	9,969
Iyo Bank Ltd (The)	2,000	24,578
J. Front Retailing Co., Ltd.	2,000	37,652
Japan Airlines Co., Ltd.	1,000	34,890
Japan Airport Terminal Co., Ltd.	300	16,350
Japan Display, Inc.*	2,900	10,924
Japan Prime Realty Investment Corporation REIT	6	18,654
Japan Real Estate Investment Corporation REIT	10	45,430
Japan Retail Fund Investment Corporation REIT	20	40,021
JFE Holdings, Inc.	4,000	88,785
JGC Corporation	2,000	37,782
Joyo Bank, Ltd.	5,000	28,026
JSR Corporation	1,500	26,523
JTEKT Corporation	1,700	32,198
JX Holdings, Inc.	18,200	78,549
Kajima Corporation	7,000	32,888
Kakaku.com, Inc.Δ	1,200	17,375
Kamigumi Co., Ltd.	2,000	18,793
Kaneka Corporation	2,000	14,626
Kansai Electric Power Co., Inc. (The)*	5,700	63,132
Kansai Paint Co., Ltd.	2,000	31,001
Kao Corporation	4,100	190,720
Kawasaki Heavy Industries, Ltd.	12,000	55,987
KDDI Corporation	14,200	342,745
Keihan Electric Railway Co., Ltd.	4,000	23,303
Keikyu Corporation	4,000	30,200
Keio Corporation	5,000	35,789
Keisei Electric Railway Co., Ltd.	2,000	23,794
Keyence Corporation	400	215,909
Kikkoman Corporation	1,000	31,254
Kintetsu Corporation	15,000	51,109
Kobe Steel, Ltd.	25,000	42,080
Koito Manufacturing Co., Ltd.	800	31,213
Komatsu, Ltd.	7,600	152,578
Konami Corporation	800	14,878
Konica Minolta, Inc.	3,700	43,202
Kubota Corporation	9,000	142,775
Kuraray Co., Ltd.	2,800	34,249
Kurita Water Industries, Ltd.	900	20,988
Kyocera Corporation	2,600	135,178
Kyowa Hakko Kogyo Co., Ltd.	2,000	26,163
Kyushu Electric Power Co., Inc.*	3,500	40,610
Lawson, Inc.	500	34,236
LIXIL Group Corporation	2,200	43,682
M3, Inc.	1,600	32,187
Mabuchi Motor Co., Ltd.	400	25,297

See Notes to Financial Statements.

	Shares	Value
Makita Corporation	1,000	$54,255
Marubeni Corporation	13,400	76,895
Marui Group Co., Ltd.	1,900	25,678
Maruichi Steel Tube, Ltd.	400	9,936
Mazda Motor Corporation	4,400	86,213
McDonald’s Holdings Co. Japan, Ltd.Δ	500	10,561
Medipal Holdings Corporation	1,100	17,949
MEIJI Holdings Co., Ltd.	500	64,550
Minebea Co., Ltd.	3,000	49,540
Miraca Holdings, Inc.	500	25,003
Mitsubishi Chemical Holdings Corporation	11,000	69,253
Mitsubishi Corporation	11,200	246,357
Mitsubishi Electric Corporation	16,000	206,823
Mitsubishi Estate Co., Ltd.	10,000	215,427
Mitsubishi Gas Chemical Co., Inc.	3,000	16,816
Mitsubishi Heavy Industries, Ltd.	25,000	152,122
Mitsubishi Logistics Corporation	1,000	13,139
Mitsubishi Materials Corporation	9,000	34,563
Mitsubishi Motors Corporation	5,200	44,273
Mitsubishi Tanabe Pharma Corporation	1,800	26,989
Mitsubishi UFJ Financial Group, Inc.	103,400	743,321
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,000	21,898
Mitsui & Co., Ltd.	13,800	187,462
Mitsui Chemicals, Inc.	7,000	26,024
Mitsui Fudosan Co., Ltd.	8,000	224,014
Mitsui OSK Lines, Ltd.	9,000	28,827
Mixi, Inc.	300	14,904
Mizuho Financial Group, Inc.	188,500	408,159
MS&AD Insurance Group Holdings, Inc.	4,100	127,739
Murata Manufacturing Co., Ltd.	1,600	279,250
Nabtesco Corporation	1,000	25,085
Nagoya Railroad Co., Ltd.	7,000	26,196
Namco Bandai Holdings, Inc.	1,400	27,088
NEC Corporation	21,000	63,660
Nexon Co., Ltd.	1,000	13,760
NGK Insulators, Ltd.	2,000	51,559
NGK Spark Plug Co., Ltd.	1,500	41,610
NH Foods, Ltd.	1,000	22,830
NHK Spring Co., Ltd.	1,300	14,329
Nidec Corporation	1,800	134,796
Nikon CorporationΔ	2,800	32,396
Nintendo Co., Ltd.	900	150,533
Nippon Building Fund, Inc. REIT	11	48,176
Nippon Electric Glass Co., Ltd.	3,000	15,198
Nippon Express Co., Ltd.	7,000	34,432
Nippon Paint Holdings Co., Ltd.	1,200	33,877
Nippon Prologis REIT, Inc.	12	22,101
Nippon Steel & Sumitomo Metal Corporation	62,000	160,794
Nippon Telegraph & Telephone Corporation	6,000	217,355
Nippon Yusen KK	13,000	36,222
Nissan Motor Co., Ltd.	20,100	209,401

	Shares	Value
Nisshin Seifun Group, Inc.	1,700	$22,614
NIssin Foods Holdings Co., Ltd.	500	21,939
Nitori Holdings Co., Ltd.	600	48,928
Nitto Denko Corporation	1,300	106,859
NOK Corporation	800	24,840
Nomura Holdings, Inc.	29,400	199,531
Nomura Real Estate Holdings, Inc.	1,000	20,999
Nomura Research Institute, Ltd.	900	35,225
NSK, Ltd.	3,800	58,715
NTT Data Corporation	1,000	43,714
NTT DOCOMO, Inc.	12,400	237,493
NTT Urban Development Corporation	900	8,957
Obayashi Corporation	5,000	36,483
Odakyu Electric Railway Co., Ltd.	5,000	46,697
OJI Paper Co., Ltd.	6,000	26,082
Olympus Corporation	2,100	72,582
Omron Corporation	1,600	69,551
Ono Pharmaceutical Co., Ltd.	700	76,472
Oracle Corporation	300	12,551
Oriental Land Co., Ltd.	1,600	102,169
ORIX Corporation	10,700	159,208
Osaka Gas Co., Ltd.	15,000	59,235
Osaka Securities Exchange Co., Ltd.	2,200	71,455
Otsuka Corporation	400	18,695
Otsuka Holdings Co., Ltd.	3,200	102,065
Panasonic Corporation	17,900	245,936
Park24 Co., Ltd.	800	13,708
Rakuten, Inc.	6,500	105,027
Recruit Holdings Co., Ltd.	1,100	33,570
Resona Holdings, Inc.	17,900	97,775
Ricoh Co., Ltd.	5,700	59,149
Rinnai Corporation	300	23,655
Rohm Co., Ltd.	800	53,667
Sanrio Co., Ltd.Δ	400	10,867
Santen Pharmaceutical Co., Ltd.	3,000	42,481
SBI Holdings, Inc.	1,700	23,420
Secom Co., Ltd.	1,700	110,361
Seibu Holdings, Inc.	1,000	23,173
Seiko Epson Corporation	2,300	40,800
Sekisui Chemical Co., Ltd.	3,000	36,843
Sekisui House, Ltd.	4,800	76,245
Seven & i Holdings Co., Ltd.	6,100	262,173
Seven Bank, Ltd.	4,800	22,238
Sharp CorporationΔ*	12,000	14,610
Shikoku Electric Power Co, Inc.	1,400	20,968
Shimadzu Corporation	2,000	27,177
Shimamura Co., Ltd.	200	21,016
Shimano, Inc.	600	81,873
Shimizu Corporation	5,000	42,121
Shin-Etsu Chemical Co., Ltd.	3,300	204,900
Shinsei Bank, Ltd.	14,000	28,255
Shionogi & Co., Ltd.	2,400	93,051
Shiseido Co., Ltd.	2,900	65,827
Shizuoka Bank, Ltd. (The)	4,000	41,802
Showa Shell Sekiyu KK	1,500	13,114
SMC Corporation	400	120,489
SoftBank Corporation	7,800	459,453
Sompo Japan Nipponkoa Holdings, Inc.	2,700	99,089
Sony Corporation*	9,500	268,695

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Sony Financial Holdings, Inc.	1,400	$24,549
Stanley Electric Co., Ltd.	1,200	25,023
Sumitomo Chemical Co., Ltd.	12,000	72,166
Sumitomo Corporation	9,100	105,882
Sumitomo Electric Industries, Ltd.	6,100	94,552
Sumitomo Heavy Industries, Ltd.	4,000	23,336
Sumitomo Metal Mining Co., Ltd.	4,000	60,906
Sumitomo Mitsui Financial Group, Inc.	10,300	459,433
Sumitomo Mitsui Trust Holdings, Inc.	27,000	123,677
Sumitomo Realty & Development Co., Ltd.	3,000	105,246
Sumitomo Rubber Industries, Inc.	1,400	21,700
Suntory Beverage & Food, Ltd.	1,100	43,817
Suruga Bank, Ltd.	1,500	32,198
Suzuken Co., Ltd.	600	19,218
Suzuki Motor Corporation	3,000	101,360
Sysmex Corporation	1,200	71,577
T&D Holdings, Inc.	4,700	70,086
Taiheiyo Cement Corporation	9,000	26,327
Taisei Corporation	8,000	45,953
Taisho Pharmaceutical Holdings Co., Ltd.	300	20,272
Taiyo Nippon Sanso Corporation	1,200	14,521
Takashimaya Co., Ltd.	2,000	18,139
Takeda Pharmaceutical Co., Ltd.	6,400	309,110
TDK Corporation	1,000	76,562
Teijin, Ltd.	8,000	31,050
Terumo Corporation	2,500	59,995
THK Co., Ltd.	1,000	21,620
Tobu Railway Co., Ltd.	8,000	34,383
Toho Co., Ltd.	900	22,392
Toho Gas Co., Ltd.	3,000	17,772
Tohoku Electric Power Co., Inc.	3,700	50,125
Tokio Marine Holdings, Inc.	5,600	233,087
Tokyo Electric Power Co., Inc.*	11,700	63,765
Tokyo Electron, Ltd.	1,400	88,620
Tokyo Gas Co., Ltd.	19,000	100,911
Tokyo Tatemono Co., Ltd.	1,500	20,836
Tokyu Corporation	9,000	60,301
Tokyu Fudosan Holdings Corporation	4,200	32,396
TonenGeneral Sekiyu KK	2,000	18,613
Toppan Printing Co., Ltd.	4,000	33,468
Toray Industries, Inc.	12,000	101,532
Toshiba Corporation	33,000	113,519
TOTO, Ltd.	2,000	36,050
Toyo Seikan Group Holdings, Ltd.	1,300	20,841
Toyo Suisan Kaisha, Ltd.	700	25,538
Toyoda Gosei Co., Ltd.	500	12,064
Toyota Industries Corporation	1,300	74,143
Toyota Motor Corporation	22,200	1,487,981
Toyota Tsusho Corporation	1,700	45,631
Trend Micro, Inc.	900	30,813
Unicharm Corporation	3,000	71,320

	Shares	Value
United Urban Investment Corporation REIT	21	$29,702
USS Co., Ltd.	1,800	32,504
West Japan Railway Co.	1,300	83,225
Yahoo Japan Corporation	11,500	46,419
Yakult Honsha Co., Ltd.	700	41,525
Yamada Denki Co., Ltd.	5,500	22,021
Yamaguchi Financial Group, Inc.	2,000	24,921
Yamaha Corporation	1,400	28,255
Yamaha Motor Co., Ltd.	2,100	45,935
Yamato Holdings Co., Ltd.	2,800	54,211
Yamazaki Baking Co., Ltd.	1,000	16,661
Yaskawa Electric Corporation	1,800	23,062
Yokogawa Electric Corporation	1,800	23,150
Yokohama Rubber Co., Ltd. (The)	1,000	20,084

		23,646,053

Jersey — 0.8%
Petrofac, Ltd.	2,095	30,465
Randgold Resources, Ltd.	752	50,630
Shire PLC	4,814	385,383
Wolseley PLC	2,112	134,829
WPP PLC	10,761	241,110

		842,417

Luxembourg — 0.4%
Altice SA*	704	96,969
ArcelorMittal	8,097	78,832
Millicom International Cellular SA ADR	536	39,538
RTL Group SA	313	28,286
SES SA	2,601	87,383
Subsea 7 SA*	2,143	20,978
Tenaris SA	3,812	51,338

		403,324

Mauritius — 0.0%
Golden Agri-Resources, Ltd.	62,700	19,087

Netherlands — 3.1%
Aegon NV	14,691	107,966
Airbus Group SE	4,801	311,510
Akzo Nobel NV	2,027	147,497
ASML Holding NVΔ	2,862	295,779
Boskalis Westminster NV	699	34,210
CNH Industrial NV	7,689	70,120
Delta Lloyd NV	1,776	29,155
Fiat Chrysler Automobiles NVΔ*	7,294	106,851
Gemalto NVΔ	648	57,707
ING Groep NV	31,478	519,732
Koninklijke Ahold NV	7,261	135,995
Koninklijke DSM NV	1,471	85,277
Koninklijke KPN NV	25,968	99,300
Koninklijke Philips NV	7,580	192,842
Koninklijke Vopak NV	570	28,764
NN Group NV	1,565	43,994
OCI NV*	684	19,331
QIAGEN NV*	1,793	44,046
Randstad Holding NV	1,022	66,551
Reed Elsevier NV	5,379	127,582
TNT Express NV	4,004	33,966
Unilever NV	13,282	553,133

See Notes to Financial Statements.

	Shares	Value
Wolters Kluwer NV	2,453	$72,867

		3,184,175

New Zealand — 0.2%
Auckland International Airport, Ltd.	11,782	39,401
Contact Energy, Ltd.	4,129	14,018
Fletcher Building, Ltd.	7,654	42,116
Meridian Energy, Ltd.Δ	12,874	18,844
Mighty River Power, Ltd.	9,731	18,398
Ryman Healthcare, Ltd.	4,705	25,252
Telecom Corporation of New Zealand, Ltd.	18,489	35,019

		193,048

Norway — 0.6%
DNB ASA	7,931	132,311
Gjensidige Forsikring ASA	1,624	26,181
Norsk Hydro ASA	10,903	45,960
Orkla ASA	6,596	51,907
Statoil ASAΔ	9,161	163,697
Telenor ASA	6,205	135,964
Yara International ASA	1,457	75,893

		631,913

Portugal — 0.2%
Banco Comercial Portugues SA, Series R*	308,177	26,799
EDP - Energias de Portugal SA	18,837	71,506
Galp Energia SGPS SA	3,131	36,721
Jeronimo Martins SGPS SA	2,049	26,270

		161,296

Singapore — 1.5%
Ascendas Real Estate Investment Trust REIT	18,100	33,059
CapitaCommercial Trust REIT	16,400	18,995
CapitaLand Mall Trust REIT	20,600	32,884
CapitaLand, Ltd.	23,800	61,848
City Developments, Ltd.	3,800	27,593
ComfortDelGro Corporation, Ltd.	19,600	45,549
DBS Group Holdings, Ltd.	15,200	233,499
Global Logistic Properties, Ltd.	28,000	52,597
Hutchison Port Holdings Trust Class U	53,700	33,831
Jardine Cycle & Carriage, Ltd.	1,000	24,576
Keppel Corporation, Ltd.	12,600	76,899
Oversea-Chinese Banking Corporation, Ltd.	26,500	200,297
Sembcorp Industries, Ltd.	9,800	28,305
Sembcorp Marine, Ltd.	9,200	19,399
Singapore Airlines, Ltd.	5,600	44,614
Singapore Exchange, Ltd.	7,800	45,346
Singapore Press Holdings, Ltd.	13,400	40,592
Singapore Technologies Engineering, Ltd.	16,100	39,448
Singapore Telecommunications, Ltd.	68,400	213,806
StarHub, Ltd.	4,000	11,731
Suntec Real Estate Investment Trust REIT	18,200	23,310
United Overseas Bank, Ltd.	11,600	198,695
UOL Group, Ltd.	4,400	22,607
Wilmar International, Ltd.	17,200	41,887

	Shares	Value
Yangzijiang Shipbuilding Holdings, Ltd.	23,400	$24,584

		1,595,951

Spain — 3.5%
Abertis Infraestructuras SA	3,636	59,629
ACS Actividades de Construccion y Servicios SA	1,528	49,154
Aena SA 144A*	547	57,165
Amadeus IT Holding SA A Shares	3,626	144,538
Banco Bilbao Vizcaya Argentaria SA	51,174	501,596
Banco de Sabadell SA	39,610	95,604
Banco Popular Espanol SA	13,741	66,577
Banco Santander SA	116,912	816,447
Bankia SA*	37,318	47,345
Bankinter SA	5,468	40,411
CaixaBank SA	21,148	97,986
Distribuidora Internacional de Alimentacion SA	5,013	38,283
Enagas SA	1,740	47,323
Endesa SA	2,569	49,162
Ferrovial SA	3,767	81,683
Gas Natural SDG SA	2,836	64,309
Grifols SA	1,207	48,618
Iberdrola SA	44,603	300,443
Industria de Diseno Textil SA	8,930	290,256
Mapfre SA	8,693	29,917
Red Electrica Corporacion SA	875	70,119
Repsol SA	8,345	146,529
Telefonica SA	36,304	516,038
Zardoya Otis SA	1,406	15,314

		3,674,446

Sweden — 2.9%
Alfa Laval AB	2,376	41,817
Assa Abloy AB Class B	8,304	156,367
Atlas Copco AB, A Shares	5,559	155,574
Atlas Copco AB, B Shares	3,285	81,829
Boliden AB	2,219	40,446
Electrolux AB, Series B	1,949	61,081
Elekta AB, B Shares	2,980	18,693
Getinge AB	1,621	39,010
Hennes & Mauritz AB B Shares	7,696	296,334
Hexagon AB, B Shares	2,139	77,511
Husqvarna AB, B Shares	3,327	25,063
ICA Gruppen AB	628	22,280
Industrivarden AB, C Shares	1,472	27,736
Investment AB Kinnevik B Shares	1,906	60,262
Investor AB, B Shares	3,790	141,225
Lundin Petroleum AB*	1,760	30,148
Nordea Bank AB	24,623	307,125
Sandvik AB	8,641	95,532
Securitas AB	2,535	33,515
Skandinaviska Enskilda Banken AB Class A	12,315	157,469
Skanska AB, B Shares	3,079	62,398
SKF AB, B Shares	3,216	73,360
Svenska Cellulosa AB SCA Class B	4,771	121,320
Svenska Handelsbanken AB A Shares	12,140	177,198
Swedbank AB, A Shares	7,342	171,198

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Tele2 AB, B Shares	2,588	$30,095
Telefonaktiebolaget LM Ericsson B Shares	24,670	255,632
TeliaSonera AB	21,036	123,858
Volvo AB, B Shares	12,438	154,390

		3,038,466

Switzerland — 9.9%
ABB, Ltd.*	17,998	376,920
Actelion, Ltd.*	853	124,809
Adecco SAΔ*	1,378	111,867
Aryzta AG*	706	34,811
Baloise Holding AG	407	49,626
Barry Callebaut AGΔ*	18	20,504
Chocoladefabriken Lindt & Sprungli AG	9	104,853
Cie Financiere Richemont SA	4,231	344,155
Coca-Cola HBC AG*	1,632	35,079
Credit Suisse Group AG*	12,454	342,337
Dufry AG*	354	49,298
EMS-Chemie Holding AG	67	28,306
Geberit AGΔ	307	102,350
Givaudan SA*	75	129,793
Glencore Xstrata PLC*	90,141	361,589
Holcim, Ltd.Δ*	1,857	137,048
Julius Baer Group, Ltd.*	1,816	101,876
Kuehne + Nagel International AG	470	62,385
Lonza Group AG*	430	57,444
Nestle SA	26,224	1,893,278
Novartis AG	18,722	1,845,267
Pargesa Holding SA	251	16,886
Partners Group	130	38,863
Roche Holding AG	5,716	1,601,788
Schindler Holding AG	530	86,640
SGS SA	44	80,287
Sika AG	17	59,967
Sonova Holding AG	436	58,945
STMicroelectronics NV	5,172	42,409
Sulzer AG	195	20,054
Swatch Group AG (The)Δ	651	127,467
Swiss Life Holding AG*	260	59,539
Swiss Prime Site AG*	537	40,751
Swiss Re AGΔ*	2,856	252,777
Swisscom AG	210	117,696
Syngenta AG	757	307,674
Transocean, Ltd.Δ	2,933	47,432
UBS Group AG*	29,808	632,218
Zurich Financial Services AG*	1,221	371,674

		10,276,662

United Kingdom — 17.3%
3i Group PLC	8,266	67,082
Aberdeen Asset Management PLC	7,861	49,900
Admiral Group PLC	1,692	36,874
Aggreko PLC	2,071	46,826
Amec Foster Wheeler PLC	3,137	40,294
Anglo American PLC	11,315	163,296
Antofagasta PLC	3,193	34,592
ARM Holdings PLC	11,449	186,547
Ashtead Group PLC	4,084	70,522
Associated British Foods PLC	2,884	130,098
AstraZeneca PLC	10,289	649,731
Aviva PLC	32,424	250,908

	Shares	Value
Babcock International Group PLC	2,030	$34,448
BAE Systems PLC	26,023	184,488
Barclays PLC	134,641	551,096
Barratt Developments PLC	8,039	77,619
BG Group PLC	27,785	462,545
BHP Billiton PLC	17,116	335,898
BP PLC	148,524	980,491
British Land Co. PLC (The) REIT	7,868	98,097
BT Group PLC	68,308	483,192
Bunzl PLC	2,725	74,415
Burberry Group PLC	3,602	88,912
Capita PLC	5,498	106,947
Carnival PLC	1,494	76,268
Centrica PLC	40,264	166,892
Cobham PLC	9,208	38,051
Compass Group PLC	13,511	223,542
Croda International PLC	1,100	47,565
Direct Line Insurance Group PLC	11,165	58,909
Dixons Carphone PLC	7,947	56,627
easyJet PLC	1,326	32,210
Fresnillo PLC	1,790	19,519
G4S PLC	12,541	52,927
GKN PLC	13,323	70,023
GlaxoSmithKline PLC	39,610	823,082
Hammerson PLC REIT	6,373	61,633
Hargreaves Lansdown PLC	2,115	38,316
HSBC Holdings PLC	156,442	1,401,351
ICAP PLC	4,817	40,076
IMI PLC	2,201	38,906
Inmarsat PLC	3,637	52,317
InterContinental Hotels Group PLC	1,916	77,249
International Consolidated Airlines Group SA*	6,756	52,543
Intertek Group PLC	1,305	50,236
Intu Properties PLC REIT	7,489	36,195
Investec PLC	4,759	42,771
ITV PLC	31,546	130,508
J Sainsbury PLCΔ	10,852	45,237
Johnson Matthey PLC	1,661	79,287
Kingfisher PLC	19,014	103,758
Land Securities Group PLC REIT	6,417	121,395
Legal & General Group PLC	48,148	188,298
Lloyds Banking Group PLC	465,897	623,988
London Stock Exchange Group PLC	2,611	97,229
Marks & Spencer Group PLC	13,356	112,482
Meggitt PLC	6,459	47,333
Melrose Industries PLC	8,060	31,344
Merlin Entertainments PLC 144A	5,782	38,802
Mondi PLC	2,984	64,280
National Grid PLC	30,804	395,529
Next PLC	1,178	137,894
Old Mutual PLC	39,906	126,344
Pearson PLC	6,648	125,870
Persimmon PLC*	2,484	77,083
Prudential PLC	21,002	505,712
Reckitt Benckiser Group PLC	5,237	451,585
Reed Elsevier PLC	9,159	148,947
Rexam PLC	5,717	49,585

See Notes to Financial Statements.

	Shares	Value
Rio Tinto PLC	10,312	$423,537
Rolls-Royce Holdings PLC*	15,055	205,799
Royal Bank of Scotland Group PLC*	20,645	114,020
Royal Dutch Shell PLC A Shares	31,704	889,938
Royal Dutch Shell PLC B Shares	19,877	564,354
Royal Mail PLC	6,520	52,708
RSA Insurance Group PLC	8,215	51,270
Sage Group PLC (The)	8,741	70,388
Schroders PLC	1,096	54,693
Segro PLC REIT	6,049	38,569
Severn Trent PLC	1,929	63,074
Sky PLC	8,368	136,346
Smith & Nephew PLC	7,259	122,496
Smiths Group PLC	3,197	56,713
Sports Direct International PLC*	2,184	24,656
SSE PLC	8,106	195,632
Standard Chartered PLC	20,043	320,907
Standard Life PLC	15,884	110,812
Tate & Lyle PLC	3,768	30,757
Taylor Wimpey PLC	27,096	79,103
Tesco PLC	65,830	219,851
Travis Perkins PLC	2,026	67,168
Tullow Oil PLC	7,375	39,364
Unilever PLC	10,457	448,551
United Utilities Group PLC	5,511	77,239
Vodafone Group PLC	215,811	779,400
Weir Group PLC (The)	1,729	46,102
Whitbread PLC	1,475	114,627
WM Morrison Supermarkets PLC	17,974	51,061

		17,913,651

Total Foreign Common Stocks (Cost $102,159,989)		99,259,967

FOREIGN PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG
4.05%, 05/14/15	440	37,246
FUCHS PETROLUB SE
1.80%, 05/07/15	564	23,821
Henkel AG & Co. KGaA
1.18%, 04/14/15	1,446	162,175
Porsche Automobil Holding SE
2.01%, 03/17/15	1,240	104,469
Volkswagen AG
2.64%, 05/06/15	1,330	308,413

Total Foreign Preferred Stocks (Cost $663,335)		636,124

	Shares	Value
RIGHTS — 0.0%
Abertis+*	3,636	$2,999
Deutsche Annington*	2,798	5,116
Dufry AG+*	219	—
Jardine Cycle & Carriage, Ltd.+*	111	586
RepsolΔ*	8,345	4,326
Zardoya Otis SA*	1,406	613

Total Rights (Cost $4,537)		13,640

MONEY MARKET FUNDS — 5.4%
GuideStone Money Market Fund (Institutional Class)¥	3,364,814	3,364,814
Northern Institutional Liquid Assets Portfolio§	2,236,149	2,236,149

Total Money Market Funds (Cost $5,600,963)		5,600,963

TOTAL INVESTMENTS — 101.7% (Cost $108,428,824)		105,510,694

Liabilities in Excess of Other Assets — (1.7)%		(1,804,109)

NET ASSETS — 100.0%		$103,706,585

PORTFOLIO SUMMARY (based on net assets)

	%
Financial Services	26.8
Consumer Discretionary	15.0
Producer Durables	10.6
Technology	10.6
Healthcare	10.0
Materials & Processing	8.5
Money Market Funds	5.4
Energy	5.3
Consumer Staples	5.2
Utilities	3.7
Foreign Preferred Stocks	0.6
Rights	—	**

	101.7

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Australia	$6,904,276	$6,904,276	$—	$—
Austria	184,149	184,149	—	—
Belgium	597,566	597,566	—	—
Bermuda	215,181	215,181	—	—
Denmark	1,688,898	1,688,898	—	—
Finland	875,475	875,475	—	—
France	9,151,920	9,151,920	—	—
Germany	7,818,833	7,818,833	—	—
Hong Kong	3,040,173	3,040,173	—	—
Ireland	629,801	629,801	—	—
Israel	225,588	225,588	—	—
Italy	2,347,618	2,347,618	—	—
Japan	23,646,053	23,646,053	—	—
Jersey	842,417	842,417	—	—
Luxembourg	403,324	403,324	—	—
Mauritius	19,087	19,087	—	—
Netherlands	3,184,175	3,184,175	—	—
New Zealand	193,048	193,048	—	—
Norway	631,913	631,913	—	—
Portugal	161,296	161,296	—	—
Singapore	1,595,951	1,595,951	—	—
Spain	3,674,446	3,674,446	—	—
Sweden	3,038,466	3,038,466	—	—
Switzerland	10,276,662	10,276,662	—	—
United Kingdom	17,913,651	17,913,651	—	—
Foreign Preferred Stocks:
Germany	636,124	636,124	—	—
Money Market Funds	5,600,963	5,600,963	—	—
Rights	13,640	10,055	—	3,585

Total Assets — Investments in Securities	$105,510,694	$105,507,109	$—	$3,585

Liabilities:
Other Financial Instruments***
Futures Contracts	$(53,100)	$(53,100)	$—	$—

Total Liabilities — Other Financial Instruments	$(53,100)	$(53,100)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending June 30, 2015.

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
FOREIGN COMMON STOCKS — 100.0%
Australia — 1.9%
Amcor, Ltd.	35,285	$373,516
AMP, Ltd.	24,333	113,020
APA Group	20,523	130,477
Asciano, Ltd.	133,378	684,338
ASX, Ltd.	2,303	70,898
Aurizon Holdings, Ltd.	165,378	654,575
AusNet Services	101,628	109,384
Australia & New Zealand Banking Group, Ltd.	76,885	1,910,126
Bendigo and Adelaide Bank, Ltd.	47,035	444,914
BHP Billiton, Ltd.	58,894	1,229,145
BlueScope Steel, Ltd.	181,020	418,998
Boral, Ltd.	112,416	507,398
Caltex Australia, Ltd.	4,091	100,532
CIMIC Group, Ltd.	49,611	832,534
Cochlear, Ltd.	16,723	1,034,147
Commonwealth Bank of Australia	19,824	1,302,083
Computershare, Ltd.	5,607	50,658
CSL, Ltd.	11,024	735,477
Dexus Property Group REIT	12,849	72,370
Federation Centres REIT	52,801	118,957
Flight Centre Travel Group, Ltd.	3,044	80,111
Fortescue Metals Group, Ltd.Δ	647,450	954,123
Goodman Group REIT	30,218	146,183
GPT Group (The) REIT	23,870	78,824
GPT Group REIT +	63,198	—
Lend Lease Group	128,940	1,495,241
Macquarie Group, Ltd.	18,201	1,143,100
Mirvac Group REIT	43,401	61,949
National Australia Bank, Ltd.	47,040	1,208,945
Qantas Airways, Ltd.*	505,420	1,232,265
QBE Insurance Group, Ltd.	411,718	4,342,432
Rio Tinto, Ltd.	8,019	332,555
Scentre Group REIT	93,514	270,566
Sonic Healthcare, Ltd.	55,999	923,314
Stockland REIT	41,895	132,529
Suncorp Group, Ltd.	37,052	383,930
Telstra Corporation, Ltd.	253,892	1,202,768
Westfield Corporation REIT	35,358	248,798
Woodside Petroleum, Ltd.	14,970	395,361
WorleyParsons, Ltd.	46,900	376,694

		25,903,235

Austria — 0.3%
Erste Group Bank AG*	161,040	4,573,674

Belgium — 0.4%
bpost SA	41,857	1,149,810
Delhaize Group SA	16,943	1,398,915
Groupe Bruxelles Lambert SA	415	33,404
Proximus	88,659	3,130,316

		5,712,445

Bermuda — 0.6%
Cheung Kong Infrastructure Holdings, Ltd.	11,000	85,428
Credicorp, Ltd.	23,579	3,275,595
First Pacific Co., Ltd.	34,000	28,686
Jardine Matheson Holdings, Ltd.	54,200	3,075,850
Kerry Properties, Ltd.	71,000	278,447
Li & Fung, Ltd.	746,000	591,869

	Shares	Value
NWS Holdings, Ltd.	19,000	$27,501
Yue Yuen Industrial Holdings, Ltd.	164,000	549,026

		7,912,402

Brazil — 0.3%
Embraer SA ADR	150,100	4,546,529

British Virgin Islands — 0.0%
Mail.ru Group, Ltd. GDR*	27,501	573,396

Canada — 0.6%
Canadian National Railway Co.Δ	138,528	7,999,992

China — 3.1%
Alibaba Group Holding, Ltd. ADRΔ*	96,085	7,904,913
Baidu, Inc. ADR*	64,400	12,820,752
JD.com, Inc. ADR*	41,400	1,411,740
New Oriental Education & Technology Group, Inc. ADR*	107,300	2,630,996
Tencent Holdings, Ltd.	814,400	16,253,224
Youku Tudou, Inc. ADRΔ*	48,718	1,195,053

		42,216,678

Denmark — 1.8%
Chr Hansen Holding A/S	35,400	1,727,178
Danske Bank A/S	247,596	7,281,473
GN Store Nord A/S	22,311	461,430
ISS A/S	10,216	337,078
Novo Nordisk A/S Class B	64,320	3,504,397
Novozymes A/S, B Shares	63,920	3,038,442
Pandora A/S	43,455	4,668,950
TDC A/S	477,325	3,500,103

		24,519,051

Finland — 0.3%
Elisa OYJ	8,474	268,585
Kesko OYJ, B Shares	17,245	600,032
Neste OYJ	7,959	202,839
Nokia OYJ	173,647	1,178,967
Orion OYJ Class B	23,535	823,350
UPM-Kymmene OYJ	57,392	1,015,420

		4,089,193

France — 8.1%
Alcatel-Lucent*	50,486	183,938
Alstom SA*	3,835	108,810
AXA SA	6,883	173,652
Cap Gemini SA	8,353	739,122
Casino Guichard Perrachon SA	58,832	4,456,771
Christian Dior SE	26,359	5,145,556
Cie de St-Gobain	155,725	6,991,288
Cie Generale des Etablissements Michelin	13,855	1,451,795
CNP Assurances	5,056	84,438
Credit Agricole SA	92,374	1,373,798
Danone SA	103,280	6,677,080
Essilor International SA	12,089	1,442,087
Faurecia	5,058	208,020
GDF Suez	256,283	4,754,341
Kering	24,929	4,450,912
Klepierre REIT	566	24,896
Lafarge SA	3,499	231,087
Lagardere SCA	74,416	2,170,308

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
L’Oreal SA	31,256	$5,575,331
Natixis SA	126,980	913,795
Neopost SA	6,222	267,718
Orange SA	256,184	3,944,236
Peugeot SA*	199,067	4,093,504
Sanofi	231,492	22,772,920
Schneider Electric SE	126,165	8,710,783
Societe BIC SA	10,230	1,630,906
Societe Generale SA	119,651	5,585,172
Technip SA	45,200	2,797,726
Total SA	105,513	5,125,199
Unibail-Rodamco SE REIT	1,666	421,060
Valeo SA	17,063	2,688,862
Vallourec SAΔ	115,629	2,361,617
Vivendi SA	20,486	516,729

		108,073,457

Germany — 7.9%
Aixtron SEΔ*	76,439	516,337
Allianz SE	11,776	1,834,051
Aurubis AG	24,426	1,435,094
BASF SE	27,906	2,452,174
Beiersdorf AG	78,920	6,611,127
Commerzbank AG*	37,020	473,181
Continental AG	3,511	830,799
Daimler AG	122,572	11,156,077
Deutsche Boerse AG	79,064	6,544,741
Deutsche Lufthansa AG*	153,207	1,975,338
Deutsche Post AG	33,201	969,957
Deutsche Telekom AG	584,056	10,060,052
Freenet AG	58,187	1,960,044
Fresenius Medical Care AG & Co. KGaA	92,527	7,637,516
Fresenius SE & Co. KGaA	5,433	348,580
Hannover Rueck SE	931	90,082
HeidelbergCement AG	1,750	138,774
Hochtief AG	4,465	345,958
Infineon Technologies AG	20,065	248,973
KION Group AG*	5,555	266,113
Linde AG	43,544	8,247,816
MorphoSys AGΔ*	13,387	960,841
Muenchener Rueckversicherungs- Gesellschaft AG	17,544	3,109,875
OSRAM Licht AG	48,447	2,320,053
ProSiebenSat.1 Media AG	57,063	2,818,224
Rhoen Klinikum AG	23,539	631,526
Rocket Internet SE 144A@Δ*	61,162	2,705,303
RWE AGΔ	337,119	7,248,032
SAP SE	230,408	16,080,114
Siemens AG	2,382	239,931
Stada Arzneimittel AG	14,746	497,380
United Internet AG	3,495	155,369
Volkswagen AG	10,135	2,345,113
Zalando SE 144A*	68,667	2,293,162

		105,547,707

Hong Kong — 2.5%
AIA Group, Ltd.	2,722,600	17,825,074
ASM Pacific Technology, Ltd.	3,100	30,714
Cheung Kong Property Holdings, Ltd.@*	68,124	565,096
China Mobile, Ltd.	413,500	5,294,409
CK Hutchison Holdings, Ltd.	55,624	817,330

	Shares	Value
Global Brands Group Holding, Ltd.*	4,698,924	$988,092
Guangdong Investment, Ltd.	1,323,400	1,854,097
Hang Lung Properties, Ltd.	25,000	74,340
Hong Kong Exchanges and Clearing, Ltd.	116,507	4,112,250
Hysan Development Co., Ltd.	24,000	104,031
Link REIT (The)	41,000	240,133
New World Development Co., Ltd.	86,000	112,499
PCCW, Ltd.	62,000	37,033
Sino Land Co., Ltd.	286,000	478,170
Sun Hung Kai Properties, Ltd.	20,000	324,064
Swire Pacific, Ltd. Class A	12,000	150,860
WH Group, Ltd. 144A*	63,500	43,253
Wharf Holdings, Ltd. (The)	18,000	119,821
Wheelock & Co., Ltd.	63,000	321,845

		33,493,111

India — 0.3%
Housing Development Finance Corporation	166,916	3,398,214

Indonesia — 0.1%
PT Telekomunikasi Indonesia Persero Tbk	4,342,600	954,346

Ireland — 0.8%
Bank of Ireland*	6,795,282	2,746,204
CRH PLC	228,551	6,413,677
DCC PLC	4,864	382,126
James Hardie Industries PLC	125,458	1,676,528

		11,218,535

Italy — 2.3%
A2A SpA	1,357,315	1,619,130
Atlantia SpA	5,260	129,949
Autogrill SpA*	69,385	580,929
Banca Popolare di Milano Scarl	880,383	928,496
Banco Popolare SC*	4,261	70,116
Eni SpA	632,861	11,232,298
EXOR SpA	66,489	3,174,050
FinecoBank Banca Fineco SpA	59,610	441,602
Finmeccanica SpA*	234,392	2,947,604
Intesa Sanpaolo SpA	163,570	593,023
Mediaset SpA	174,611	839,397
Pirelli & C. SpA	15,123	255,259
UniCredit SpA	1,135,702	7,628,492
Unione di Banche Italiane SCpA	60,321	483,856
UnipolSai SpA	127,477	315,786

		31,239,987

Japan — 15.9%
Ajinomoto Co., Inc.	23,000	498,300
Alfresa Holdings Corporation	5,100	79,426
Amada Co., Ltd.	229,400	2,425,490
Aozora Bank, Ltd.	58,000	218,948
Asahi Kasei Corporation	18,200	149,529
Astellas Pharma, Inc.	163,700	2,334,750
Brother Industries, Ltd.	84,200	1,192,980
Calbee, Inc.	16,400	691,457
Canon, Inc.	433,750	14,114,551
Central Japan Railway Co.	13,400	2,420,288
Chiba Bank, Ltd. (The)	30,000	228,705
COOKPAD, Inc.	20,100	364,604

See Notes to Financial Statements.

	Shares	Value
Daicel Corporation	66,100	$849,035
Daito Trust Construction Co., Ltd.	1,000	103,607
Daiwa House Industry Co., Ltd.	9,100	212,136
Daiwa Securities Group, Inc.	9,000	67,449
Denso Corporation	208,100	10,365,466
Disco Corporation	3,600	297,978
Fuji Electric Co., Ltd.	1,315,000	5,662,500
Fuji Heavy Industries, Ltd.	63,000	2,320,579
FUJIFILM Holdings Corporation	66,800	2,387,137
Fujitsu, Ltd.	120,000	671,063
Fukuoka Financial Group, Inc.	116,000	601,871
Hikari Tsushin, Inc.	1,000	67,492
Hino Motors, Ltd.	70,600	873,378
Hitachi High-Technologies Corporation	9,100	256,155
Hitachi, Ltd.	760,000	5,010,156
Honda Motor Co., Ltd.	484,400	15,679,623
Hoya Corporation	294,400	11,803,904
Inpex Corporation	460,300	5,233,545
Isuzu Motors, Ltd.	82,850	1,088,217
ITOCHU Corporation	44,700	590,594
J. Front Retailing Co., Ltd.	38,100	717,264
Japan Airlines Co., Ltd.	71,400	2,491,139
Japan Real Estate Investment Corporation REIT	13	59,060
Japan Retail Fund Investment Corporation REIT	18	36,019
JSR Corporation	24,600	434,975
JTEKT Corporation	29,100	551,161
Kajima Corporation	16,000	75,173
Kao Corporation	112,600	5,237,830
Kawasaki Heavy Industries, Ltd.	15,000	69,984
KDDI Corporation	21,500	518,944
Kobe Steel, Ltd.	714,000	1,201,814
Koito Manufacturing Co., Ltd.	18,000	702,292
Konica Minolta, Inc.	160,500	1,874,041
M3, Inc.	182,800	3,677,359
Mabuchi Motor Co., Ltd.	83,900	5,306,091
Makita Corporation	3,200	173,616
MEIJI Holdings Co., Ltd.	7,400	955,346
Minebea Co., Ltd.	33,000	544,944
Mitsubishi Electric Corporation	140,800	1,820,040
Mitsubishi Estate Co., Ltd.	22,000	473,939
Mitsubishi Gas Chemical Co., Inc.	25,000	140,132
Mitsubishi UFJ Financial Group, Inc.	189,600	1,362,995
Mitsui Fudosan Co., Ltd.	16,000	448,029
Mixi, Inc.	34,000	1,689,096
Murata Manufacturing Co., Ltd.	1,200	209,437
Namco Bandai Holdings, Inc.	69,300	1,340,870
Nexon Co., Ltd.	35,700	491,227
NH Foods, Ltd.	10,000	228,296
NHK Spring Co., Ltd.	32,500	358,234
Nippon Building Fund, Inc. REIT	15	65,694
Nippon Express Co., Ltd.	102,000	501,728
Nippon Telegraph & Telephone Corporation	12,600	456,446
Nippon Yusen KK	71,800	200,056
Nitto Denko Corporation	5,200	427,438

	Shares	Value
NOK Corporation	39,500	$1,226,458
Nomura Holdings, Inc.	61,900	420,102
NTT Data Corporation	1,600	69,943
NTT DOCOMO, Inc.	206,700	3,958,858
Omron Corporation	17,300	752,020
ORIX Corporation	22,000	327,344
Otsuka Corporation	5,300	247,710
Otsuka Holdings Co., Ltd.	22,800	727,212
Rakuten, Inc.	421,300	6,807,376
Resona Holdings, Inc.	283,000	1,545,823
Rohm Co., Ltd.	31,000	2,079,585
Santen Pharmaceutical Co., Ltd.	5,200	73,633
SBI Holdings, Inc.	115,400	1,589,773
Secom Co., Ltd.	103,300	6,706,038
Seiko Epson Corporation	110,000	1,951,301
Sekisui House, Ltd.	7,300	115,955
Seven & i Holdings Co., Ltd.	90,500	3,889,611
Shimamura Co., Ltd.	2,100	220,664
Shionogi & Co., Ltd.	57,000	2,209,952
SMC Corporation	17,500	5,271,377
SoftBank Corporation	171,000	10,072,631
Sojitz Corporation	70,500	171,087
Sumco Corporation	45,600	571,188
Sumitomo Corporation	372,500	4,334,191
Sumitomo Heavy Industries, Ltd.	353,000	2,059,419
Sumitomo Mitsui Financial Group, Inc.	42,100	1,877,876
Sumitomo Realty & Development Co., Ltd.	6,000	210,491
Sumitomo Rubber Industries, Inc.	66,300	1,027,668
Sysmex Corporation	1,400	83,507
T&D Holdings, Inc.	24,400	363,852
Takashimaya Co., Ltd.	47,000	426,278
Takeda Pharmaceutical Co., Ltd.	177,900	8,592,286
TDK Corporation	33,400	2,557,160
Toho Co., Ltd.	2,900	72,153
Tokio Marine Holdings, Inc.	191,700	7,979,081
Tokyo Electric Power Co., Inc.*	331,400	1,806,135
Tokyo Electron, Ltd.	26,700	1,690,116
Toyo Suisan Kaisha, Ltd.	4,500	164,175
Toyota Motor Corporation	13,860	928,983
Trend Micro, Inc.	68,000	2,328,063
USS Co., Ltd.	9,100	164,326
West Japan Railway Co.	8,900	569,772
Yamaha Corporation	21,500	433,918
Yamaha Motor Co., Ltd.	48,500	1,060,869

		213,437,582

Jersey — 0.9%
Randgold Resources, Ltd.	1,392	93,720
Shire PLC	17,790	1,424,173
Wolseley PLC	52,618	3,359,106
WPP PLC	308,682	6,916,292

		11,793,291

Luxembourg — 0.1%
SES SA	18,080	607,417
Subsea 7 SA*	38,904	380,830

		988,247

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Netherlands — 6.7%
Aegon NV	1,140,835	$8,384,116
Airbus Group SE	64,068	4,157,013
Akzo Nobel NV	2,782	202,436
ASML Holding NV	35,164	3,634,086
Boskalis Westminster NV	8,814	431,375
CNH Industrial NVΔ	372,851	3,410,628
Delta Lloyd NV	354,224	5,815,011
Fiat Chrysler Automobiles NVΔ*	1,025,904	15,028,628
ING Groep NV	1,181,968	19,515,425
Koninklijke Ahold NV	543,291	10,175,577
Koninklijke Philips NV	164,961	4,196,760
QIAGEN NV*	3,812	93,645
Randstad Holding NV	158,804	10,341,080
Reed Elsevier NV	134,767	3,196,468
TNT Express NV	8,789	74,556
Wolters Kluwer NV	57,448	1,706,506

		90,363,310

New Zealand — 0.1%
Fletcher Building, Ltd.	12,053	67,050
Spark New Zealand, Ltd.	344,523	659,226

		726,276

Nigeria — 0.0%
Afriland Properties PLC REIT+*	331,249	—

Norway — 0.8%
Marine Harvest ASA	120,585	1,382,649
Norsk Hydro ASA	85,949	362,302
Orkla ASA	555,631	4,372,508
Schibsted ASA Class A	40,771	1,267,781
Schibsted ASA, B Shares*	40,771	1,232,420
Telenor ASA	14,213	311,435
Yara International ASA	28,721	1,496,044

		10,425,139

Portugal — 0.1%
Jeronimo Martins SGPS SA	81,305	1,042,395
NOS SGPS SA	23,643	189,095

		1,231,490

Russia — 0.2%
Magnit PJSC GDR	43,125	2,400,337

Singapore — 2.3%
Ascendas Real Estate Investment Trust REIT	27,200	49,680
CapitaCommercial Trust REIT	34,500	39,960
CapitaLand Mall Trust REIT	46,300	73,910
ComfortDelGro Corporation, Ltd.	141,400	328,605
DBS Group Holdings, Ltd.	211,700	3,252,087
Jardine Cycle & Carriage, Ltd.	181,700	4,465,434
Sembcorp Industries, Ltd.	1,171,000	3,382,106
Singapore Airlines, Ltd.	22,300	177,658
Singapore Exchange, Ltd.	13,600	79,064
Singapore Technologies Engineering, Ltd.	23,600	57,824
Singapore Telecommunications, Ltd.	2,020,100	6,314,453
Suntec Real Estate Investment Trust REIT	40,500	51,871
United Overseas Bank, Ltd.	713,625	12,223,580
UOL Group, Ltd.	8,386	43,087

	Shares	Value
Wilmar International, Ltd.	48,100	$117,139

		30,656,458

South Korea — 0.9%
Celltrion, Inc.Δ*	37,387	2,614,358
Hankook Tire Co., Ltd.	55,768	2,099,831
NAVER Corporation	6,024	3,423,924
Shinhan Financial Group Co., Ltd.	106,086	3,951,655

		12,089,768

Spain — 5.8%
Abengoa SA, B Shares	172,565	542,524
Acerinox SA	9,618	133,068
ACS Actividades de Construccion y Servicios SA	43,222	1,390,411
Amadeus IT Holding SA, A Shares	191,959	7,651,780
Banco Bilbao Vizcaya Argentaria SA	85,125	834,376
Banco de Sabadell SA	1,179,300	2,846,423
Banco Popular Espanol SAΔ	1,453,006	7,040,028
Banco Santander SA	1,963,284	13,710,464
Bankinter SA	100,246	740,853
Distribuidora Internacional de Alimentacion SA	271,667	2,074,649
Ebro Foods SA	230,108	4,453,472
Endesa SA	86,666	1,658,478
Iberdrola SA	1,736,205	11,694,966
Industria de Diseno Textil SA	372,644	12,112,239
International Consolidated Airlines Group*	183,861	1,429,138
Mediaset Espana Comunicacion SA	49,085	643,263
Red Electrica Corporacion SA	874	70,039
Repsol SA	4,067	71,412
Telefonica SA	611,555	8,692,865

		77,790,448

Sweden — 3.8%
Alfa Laval AB	108,297	1,906,009
Atlas Copco AB, A SharesΔ	240,770	6,738,197
BillerudKorsnas AB	27,001	424,402
Boliden AB	83,964	1,530,421
Electrolux AB, Series B	75,359	2,361,716
Elekta AB, B SharesΔ	191,436	1,200,827
Hennes & Mauritz AB B Shares	182,517	7,027,802
Hexpol AB	44,700	460,758
Investment AB Kinnevik B Shares	188,916	5,972,953
Investor AB, B Shares	3,071	114,433
NCC AB, B Shares	2,720	83,045
Skandinaviska Enskilda Banken AB Class A	70,821	905,568
Skanska AB, B Shares	37,287	755,649
Svenska Cellulosa AB SCA Class B	98,246	2,498,267
Svenska Handelsbanken AB, A Shares	331,157	4,833,621
Tele2 AB, B Shares	100,394	1,167,450
Telefonaktiebolaget LM Ericsson, B Shares	441,074	4,570,439
TeliaSonera AB	1,387,171	8,167,556
Trelleborg AB, B Shares	14,327	264,942

See Notes to Financial Statements.

	Shares	Value
Volvo AB, B Shares	34,811	$432,101

		51,416,156

Switzerland — 10.7%
ABB, Ltd.Δ*	638,899	13,380,012
ABB, Ltd. ADRΔ*	69,900	1,459,512
Actelion, Ltd.*	1,878	274,785
Adecco SA*	13,699	1,112,096
Baloise Holding AG	3,839	468,096
Cie Financiere Richemont SA	60,199	4,896,662
Credit Suisse Group AG*	195,460	5,372,824
Galenica AG	146	152,332
GAM Holding AG*	13,071	274,716
Helvetia Holding AGΔ	3,491	1,995,764
Lonza Group AG*	15,171	2,026,694
Nestle SA	247,396	17,861,094
Novartis AG	245,974	24,243,547
OC Oerlikon Corporation AG*	252,660	3,094,237
Roche Holding AG	70,197	19,671,227
Straumann Holding AG	275	75,445
Swiss Life Holding AG*	35,152	8,049,675
Swiss Re AG*	24,435	2,162,679
Swisscom AG	128	71,739
Syngenta AG	36,763	14,941,911
UBS Group AG*	393,384	8,343,553
Zurich Insurance Group AG*	43,018	13,094,735

		143,023,335

Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	486,996	11,059,679
Teco Electric and Machinery Co., Ltd.	2,641,300	2,050,240

		13,109,919

Thailand — 0.4%
Bangkok Bank PCL	412,700	2,181,076
Charoen Pokphand Foods PCL	4,402,400	3,128,232

		5,309,308

Turkey — 0.2%
BIM Birlesik Magazalar AS	134,552	2,409,797
Türkiye Garanti Bankasi AS	—	1
Yapi ve Kredi Bankasi AS	1	1

		2,409,799

United Kingdom — 17.7%
3i Group PLC	34,312	278,457
Aggreko PLC	160,779	3,635,236
Amec Foster Wheeler PLC	460,503	5,915,109
ARM Holdings PLC	454,793	7,410,287
ASOS PLC*	27,063	1,649,447
AstraZeneca PLC	79,808	5,039,726
Aviva PLC	83,758	648,146
BAE Systems PLC	147,958	1,048,939
Barclays PLC	853,922	3,495,171
Barratt Developments PLC	167,560	1,617,837
Berkeley Group Holdings PLC	29,517	1,551,818
BG Group PLC	505,363	8,412,923
BHP Billiton PLC	17,276	339,038
BP PLC	1,330,931	8,786,227
British Land Co. PLC (The) REIT	10,722	133,680
BT Group PLC	351,297	2,484,977

	Shares	Value
Compass Group PLC	755,840	$12,505,492
Dairy Crest Group PLC	584,953	4,894,216
DS Smith PLC	1,475,795	8,950,677
G4S PLC	1,373,471	5,796,529
GKN PLC	291,328	1,531,161
GlaxoSmithKline PLC	765,139	15,899,320
Hammerson PLC REIT	5,569	53,858
Hikma Pharmaceuticals PLC	30,585	928,930
Howden Joinery Group PLC	9,310	75,701
HSBC Holdings PLC	1,190,211	10,661,481
ICAP PLC	8,943	74,403
Inchcape PLC	114,021	1,452,942
Intermediate Capital Group PLC	98,259	848,365
Investec PLC	40,391	363,014
ITV PLC	1,080,377	4,469,601
KAZ Minerals PLC*	18,981	60,661
Kingfisher PLC	871,967	4,758,251
Land Securities Group PLC REIT	9,565	180,948
Man Strategic Holdings PLC*	1,307,946	3,224,447
Mondi PLC	79,732	1,717,563
National Grid PLC	1,076,376	13,820,854
Next PLC	13,517	1,582,265
Ocado Group PLCΔ*	283,349	1,985,188
Pearson PLC	212,083	4,015,461
Persimmon PLC*	100,034	3,104,254
Premier Oil PLC*	69,393	162,568
Prudential PLC	284,700	6,855,363
Reckitt Benckiser Group PLC	16,774	1,446,416
Reed Elsevier PLC	20,897	339,834
Rexam PLC	12,257	106,308
Rio Tinto PLC	22,097	907,573
Rolls-Royce ’C’ Shares	181,008,186	284,407
Rolls-Royce Holdings PLC*	1,425,855	19,491,136
Rotork PLC	394,770	1,442,768
Royal Dutch Shell PLC A Shares	316,711	8,942,924
Royal Dutch Shell PLC B Shares	41,902	1,189,694
Sage Group PLC (The)	86,075	693,128
Sky PLC	326,208	5,315,154
Spirax-Sarco Engineering PLC	31,079	1,656,889
Standard Chartered PLC	132,380	2,119,528
Tate & Lyle PLC	22,595	184,434
Taylor Wimpey PLC	1,071,015	3,126,683
Tesco PLC	2,309,418	7,712,695
Travis Perkins PLC	91,438	3,031,459
Tullow Oil PLC	11,365	60,661
Unilever PLC	252,434	10,828,119
Vodafone Group PLC	1,641,485	5,928,215

		237,228,556

United States of America — 1.1%
Joy Global, Inc.Δ	72,600	2,628,120
MercadoLibre, Inc.Δ	26,700	3,783,390
Yum! Brands, Inc.Δ	90,616	8,162,689

		14,574,199

Total Foreign Common Stocks (Cost $1,229,700,326)		1,340,945,570

FOREIGN PREFERRED STOCKS — 0.2%
Germany — 0.2%
Henkel AG & Co. KGaA
1.18%, 04/14/15	11,665	1,308,278

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Porsche Automobil Holding SE
2.01%, 03/18/14	19,854	$1,672,687

Total Foreign Preferred Stocks (Cost $2,620,788)		2,980,965

RIGHTS — 0.0%
Jardine Cycle & Carriage, Ltd.+* (Cost $0)	20,189	106,427

WARRANT — 0.0%
Sun Hung Kai Properties, Ltd.* (Cost $0)	1	3

MONEY MARKET FUNDS — 10.4%
GuideStone Money Market Fund (Investor Class)¥	69,876,544	69,876,544
Northern Institutional Liquid Assets Portfolio§	69,079,584	69,079,584

Total Money Market Funds (Cost $138,956,128)		138,956,128

TOTAL INVESTMENTS — 110.6% (Cost $1,371,277,242)		1,482,989,093

FOREIGN COMMON STOCKS SOLD SHORT — (5.1)%
Australia — (0.3)%
ALS, Ltd.	(270,338)	(1,220,190)
Iluka Resources, Ltd.	(87,562)	(518,850)
Origin Energy, Ltd.	(61,039)	(563,724)
REA Group, Ltd.	(14,092)	(426,318)
Santos, Ltd	(97,484)	(588,925)
Seek, Ltd.	(81,284)	(881,769)
Sydney Airport	(18,382)	(70,630)
TPG Telecom, Ltd.	(30,774)	(212,981)

		(4,483,387)

Belgium — 0.0%
UCB SA	(4,848)	(348,015)

Bermuda — 0.0%
Seadrill, Ltd.	(22,385)	(233,259)

Finland — (0.1)%
Nokian Renkaat OYJ	(43,244)	(1,355,202)
Outokumpu OYJ*	(84,874)	(427,502)

		(1,782,704)

France — (0.5)%
Bollore SA	(411,062)	(2,188,255)
Edenred	(74,247)	(1,834,695)
Etablissements Maurel et Prom*	(24,264)	(180,212)
Kering	(4,301)	(767,916)
Vallourec SA	(45,025)	(919,595)

		(5,890,673)

Germany — (0.2)%
adidas AG	(21,797)	(1,668,225)
Bilfinger SE	(13,802)	(522,010)
LANXESS AG	(3,263)	(192,401)
RWE AG	(33,954)	(730,009)

		(3,112,645)

Ireland — (0.1)%
James Hardie Industries PLC	(47,669)	(637,013)

	Shares	Value
Italy — (0.4)%
Banca Popolare dell’Emilia Romagna SC	(62,521)	$(557,613)
Enel Green Power SpA	(36,664)	(71,654)
Saipem SpA*	(131,257)	(1,386,497)
Salvatore Ferragamo SpA	(108,488)	(3,258,341)

		(5,274,105)

Japan — (1.3)%
Acom Co., Ltd.*	(712,800)	(2,737,394)
AEON Financial Service Co., Ltd.	(92,100)	(2,558,647)
Chiyoda Corporation	(27,000)	(239,147)
Chugoku Electric Power Co., Inc. (The)	(31,400)	(458,229)
Electric Power Development Co., Ltd.	(2,600)	(91,882)
Hitachi Capital Corporation	(5,300)	(140,311)
IHI Corporation	(124,000)	(577,522)
Inpex Corporation	(6,100)	(69,356)
Kakaku.com, Inc.	(88,400)	(1,279,935)
Kansai Electric Power Co., Inc. (The)*	(21,200)	(234,805)
Kyushu Electric Power Co., Inc.*	(283,200)	(3,285,893)
LIXIL Group Corporation	(54,900)	(1,090,060)
Nikon Corporation	(30,000)	(347,101)
Rakuten, Inc.	(9,700)	(156,733)
Rinnai Corporation	(12,000)	(946,195)
Shikoku Electric Power Co., Inc.	(42,800)	(641,030)
Yahoo Japan Corporation	(258,500)	(1,043,420)
Yaskawa Electric Corporation	(55,400)	(709,786)

		(16,607,446)

Jersey — 0.0%
Glencore PLC*	(113,541)	(455,456)

Luxembourg — (0.3)%
Altice SA*	(9,990)	(1,376,022)
ArcelorMittal	(198,841)	(1,935,917)
Millicom International Cellular SA	(9,867)	(727,838)
Tenaris SA	(11,689)	(157,421)

		(4,197,198)

Netherlands — (0.3)%
CNH Industrial NV	(69,987)	(638,246)
Fugro NV*	(39,084)	(856,643)
Koninklijke Vopak NV	(23,343)	(1,177,976)
SBM Offshore NV*	(152,327)	(1,805,208)

		(4,478,073)

Norway — (0.3)%
DNO ASA*	(194,315)	(256,759)
Schibsted ASA*	(114,198)	(3,501,482)

		(3,758,241)

Spain — (0.2)%
Applus Services SA*	(46,013)	(543,242)
Atresmedia Corporation de Medios de Comunicacion SA	(24,288)	(376,378)
Bankia SA*	(420,638)	(533,664)
Zardoya Otis SA	(83,618)	(910,776)

		(2,364,060)

Sweden — 0.0%
Alfa Laval AB	(20,144)	(354,531)

See Notes to Financial Statements.

	Shares	Value
Switzerland — (0.3)%
Barry Callebaut AG*	(322)	$(366,790)
Cie Financiere Richemont SA	(14,972)	(1,217,841)
Dufry AG*	(6,554)	(912,702)
Sulzer AG	(2,874)	(295,561)
Swatch Group AG (The)	(1,154)	(449,405)

		(3,242,299)

United Kingdom — (0.8)%
Admiral Group PLC	(43,931)	(957,393)
Aggreko PLC	(81,016)	(1,831,783)
Anglo American PLC	(59,710)	(861,725)
Antofagasta PLC	(99,220)	(1,074,920)
ASOS PLC*	(31,903)	(1,944,437)
Drax Group PLC	(141,453)	(773,898)
Hargreaves Lansdown PLC	(90,420)	(1,638,085)
Intertek Group PLC	(2,177)	(83,804)
Lonmin PLC*	(82,392)	(144,863)
RSA Insurance Group PLC	(12,647)	(78,929)
Serco Group PLC	(548,639)	(1,017,211)
Sports Direct International PLC*	(43,409)	(490,060)
Vedanta Resources PLC	(20,862)	(170,452)
Weir Group PLC (The)	(2,518)	(67,140)

		(11,134,700)

Total Foreign Common Stocks Sold Short (Proceeds $(70,180,736))		(68,353,805)

Liabilities in Excess of Other Assets — (5.5)%		(73,787,539)

NET ASSETS — 100.0%		$1,340,847,749

PORTFOLIO SUMMARY (based on net assets)

	%
Financial Services	26.3
Consumer Discretionary	19.2
Technology	12.5
Producer Durables	11.8
Healthcare	10.5
Money Market Funds	10.4
Materials & Processing	7.5
Consumer Staples	4.6
Utilities	4.3
Energy	3.3
Foreign Preferred Stocks	0.2
Rights	—	**
Warrant	—	**
Foreign Common Stocks Sold Short	(5.1)

	105.5

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Australia	$25,903,235	$25,903,235	$—	$—
Austria	4,573,674	4,573,674	—	—
Belgium	5,712,445	5,712,445	—	—
Bermuda	7,912,402	7,912,402	—	—
Brazil	4,546,529	4,546,529	—	—
British Virgin Islands	573,396	573,396	—	—
Canada	7,999,992	7,999,992	—	—
China	42,216,678	42,216,678	—	—
Denmark	24,519,051	24,519,051	—	—
Finland	4,089,193	4,089,193	—	—
France	108,073,457	108,073,457	—	—
Germany	105,547,707	105,547,707	—	—
Hong Kong	33,493,111	33,493,111	—	—
India	3,398,214	3,398,214	—	—
Indonesia	954,346	954,346	—	—
Ireland	11,218,535	11,218,535	—	—
Italy	31,239,987	31,239,987	—	—
Japan	213,437,582	213,437,582	—	—
Jersey	11,793,291	11,793,291	—	—
Luxembourg	988,247	988,247	—	—
Netherlands	90,363,310	90,363,310	—	—
New Zealand	726,276	726,276	—	—
Nigeria	—	—	—	—
Norway	10,425,139	10,425,139	—	—
Portugal	1,231,490	1,231,490	—	—
Russia	2,400,337	2,400,337	—	—
Singapore	30,656,458	30,656,458	—	—
South Korea	12,089,768	12,089,768	—	—
Spain	77,790,448	77,790,448	—	—
Sweden	51,416,156	51,416,156	—	—
Switzerland	143,023,335	143,023,335	—	—
Taiwan	13,109,919	13,109,919	—	—
Thailand	5,309,308	5,309,308	—	—
Turkey	2,409,799	2,409,799	—	—
United Kingdom	237,228,556	236,944,149	—	284,407
United States of America	14,574,199	14,574,199	—	—
Foreign Preferred Stocks:
Germany	2,980,965	2,980,965	—	—
Money Market Funds	138,956,128	138,956,128	—	—
Warrant	3	3	—	—
Rights	106,427	—	—	106,427

Total Assets—Investments in Securities	$1,482,989,093	$1,482,598,259	$—	$390,834

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short:
Australia	$(4,483,387)	$(4,483,387)	$—	$—
Belgium	(348,015)	(348,015)	—	—
Bermuda	(233,259)	(233,259)	—	—
Finland	(1,782,704)	(1,782,704)	—	—
France	(5,890,673)	(5,890,673)	—	—
Germany	(3,112,645)	(3,112,645)	—	—
Ireland	(637,013)	(637,013)	—	—
Italy	(5,274,105)	(5,274,105)	—	—
Japan	(16,607,446)	(16,607,446)	—	—
Jersey	(455,456)	(455,456)	—	—
Luxembourg	(4,197,198)	(4,197,198)	—	—
Netherlands	(4,478,073)	(4,478,073)	—	—
Norway	(3,758,241)	(3,758,241)	—	—
Spain	(2,364,060)	(2,364,060)	—	—
Sweden	(354,531)	(354,531)	—	—
Switzerland	(3,242,299)	(3,242,299)	—	—
United Kingdom	(11,134,700)	(11,134,700)	—	—

Total Liabilities — Investments in Securities	$(68,353,805)	$(68,353,805)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(85,258)	$—	$(85,258)	$—
Futures Contracts	(816,685)	(816,685)	—	—

Total Liabilities — Other Financial Instruments	$(901,943)	$(816,685)	$(85,258)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2014 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of June 30, 2015 is 1,113,607,217.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending June 30, 2015.

See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
FOREIGN COMMON STOCKS — 88.2%
Argentina — 0.2%
Banco Macro SA ADR	13,970	$637,032

Austria — 0.3%
Vienna Insurance Group AG Wiener Versicherung Gruppe	23,188	795,570

Bermuda — 1.1%
Credicorp, Ltd.Δ	17,500	2,431,100
GOME Electrical Appliances Holdings, Ltd.	1,713,000	377,889
Kosmos Energy, Ltd.*	84,300	710,649

		3,519,638

Brazil — 5.4%
Banco Bradesco SA ADRΔ	108,360	992,578
Banco do Brasil SA	55,000	427,214
Banco Santander Brasil SA ADR Δ	245,348	1,334,693
BB Seguridade Participacoes SA	22,000	242,282
BR Malls Participacoes SA	21,400	101,180
BRF SA	28,800	608,403
CCR SA	112,100	539,750
Centrais Eletricas Brasileiras SA*	155,200	294,516
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADRΔ	25,870	612,343
Cia Energetica de Minas Gerais ADRΔ	55,882	212,911
Gerdau SA	12,880	25,146
Gerdau SA ADRΔ	73,678	177,564
Grupo BTG Pactual	153,300	1,411,656
Hypermarcas SA*	92,500	674,464
Itau Unibanco Holding SA ADRΔ	225,704	2,471,459
JBS SA	264,200	1,391,063
Linx SA	28,000	433,630
Odontoprev SA	74,100	258,114
Petroleo Brasileiro SA ADR*	106,069	865,523
Porto Seguro SA	43,000	572,162
Rumo Logistica Operadora Multimodal SA*	1,120,048	461,118
TOTVS SA	55,700	698,512
Tractebel Energia SA	93,000	1,013,425
Ultrapar Participacoes SA	50,400	1,064,866
Ultrapar Participacoes SA ADRΔ	7,704	161,938
Vale SA ADRΔ	17,861	90,198

		17,136,708

Canada — 1.4%
First Quantum Minerals, Ltd.	300,500	3,928,875
Platinum Group Metals, Ltd.*	432,000	169,480
Torex Gold Resources, Inc.*	343,450	310,727

		4,409,082

Chile — 0.7%
Banco de Chile ADRΔ	3,153	207,720
Banco Santander Chile ADR	20,100	407,025
Embotelladora Andina SA ADR Class B	41,783	833,153
Enersis SA ADRΔ	46,700	739,261
Latam Airlines Group SA ADRΔ*	7,200	50,688

		2,237,847

	Shares	Value
China — 11.7%
AAC Technologies Holdings, Inc.	231,000	$1,305,262
Agricultural Bank of China, Ltd. Class H	1,331,000	716,021
Air China, Ltd. Class H+	686,000	775,246
Alibaba Group Holding, Ltd. ADR*	7,860	646,642
Anhui Conch Cement Co., Ltd. Class HΔ	1,299,500	4,559,914
Anta Sports Products, Ltd.	128,000	310,441
Bank of China, Ltd. Class H	2,495,000	1,622,230
Bank of Communications Co., Ltd. Class H	544,000	567,051
Beijing Capital International Airport Co., Ltd. Class H	132,000	152,238
China CITIC Bank Corporation, Ltd. Class H*	397,000	316,512
China Communications Construction Co., Ltd. Class H	361,000	540,227
China Construction Bank Corporation Class H	1,791,000	1,635,838
China Everbright Bank Co., Ltd. Class H	190,000	113,977
China International Marine Containers Group Co., Ltd.	87,200	224,312
China Life Insurance Co., Ltd. Class H	115,000	500,706
China Merchants Bank Co., Ltd. Class H	844,000	2,460,721
China Minsheng Banking Corporation, Ltd. Class H	289,500	379,449
China Petroleum & Chemical Corporation Class H	108,000	93,210
China Railway Construction Corporation, Ltd. Class H	221,500	342,328
China Railway Group, Ltd. Class H	222,000	239,712
China Shenhua Energy Co., Ltd. Class H	53,000	120,884
China Telecom Corporation, Ltd. Class H	1,900,000	1,115,261
China Vanke Co., Ltd. Class H	65,900	162,209
Country Garden Holdings Co., Ltd.	121,000	53,229
Datang International Power Generation Co., Ltd. Class H	754,000	386,165
Dongfeng Motor Group Co., Ltd. Class H	312,000	418,600
Evergrande Real Estate Group, Ltd.	285,000	170,231
Fuyao Glass Industry Group Co., Ltd.*	271,600	665,024
Great Wall Motor Co., Ltd. Class H+@	53,000	259,819
Industrial & Commercial Bank of China, Ltd. Class H	7,031,000	5,587,394
Li Ning Co., Ltd.Δ*	839,459	383,367
Longfor Properties Co., Ltd.	860,500	1,369,864
Mindray Medical International, Ltd. ADRΔ	27,224	775,884
People’s Insurance Co. Group of China, Ltd. (The)	675,000	431,914
PetroChina Co., Ltd. Class H	326,000	363,785
PICC Property & Casualty Co., Ltd. Class H	108,000	246,051

See Notes to Financial Statements.

	Shares	Value
Ping An Insurance Group Co of China, Ltd. Class H	16,500	$222,865
Qinhuangdao Port Co., Ltd. Class H	550,000	293,748
Sinopec Shanghai Petrochemical Co., Ltd. Class H*	886,000	481,202
Sinopharm Group Co., Ltd. Class H	82,000	364,430
Sinotrans, Ltd. Class H	660,000	440,196
Tencent Holdings, Ltd.	61,100	1,219,391
Tingyi Cayman Islands Holding Corporation	1,316,000	2,689,196
Wumart Stores, Inc. Class H	496,000	351,930
Zhejiang Expressway Co., Ltd. Class H	100,000	138,811
Zhuzhou CSR Times Electric Co., Ltd. Class H	109,000	816,985

		37,030,472

Colombia — 0.4%
Bancolombia SA	82,896	848,301
Bancolombia SA ADRΔ	9,155	393,665

		1,241,966

Cyprus — 0.4%
Eurasia Drilling Co., Ltd. GDR	48,148	792,997
Global Ports Investments PLC GDR	49,037	242,243
QIWI PLC ADRΔ	10,520	295,086

		1,330,326

Egypt — 0.2%
ElSwedy Electric Co.*	82,700	516,590

Estonia — 0.1%
Tallink Group AS@	527,514	427,549

Hong Kong — 6.1%
AIA Group, Ltd.	266,958	1,747,795
ASM Pacific Technology, Ltd.	199,300	1,974,604
Belle International Holdings, Ltd.	586,000	675,088
China Mengniu Dairy Co., Ltd.	408,000	2,034,329
China Mobile, Ltd.	341,500	4,372,529
China Overseas Land & Investment, Ltd.	906,000	3,196,664
China Resources Cement Holdings, Ltd.	170,000	94,962
China Resources Land, Ltd.	114,000	369,874
China Unicom Hong Kong, Ltd.	394,000	620,108
CNOOC, Ltd.	285,000	404,435
CSPC Pharmaceutical Group, Ltd.	98,000	96,842
Far East Horizon, Ltd.	498,000	474,130
GCL-Poly Energy Holdings, Ltd.*	369,000	85,210
Shimao Property Holdings, Ltd.	36,000	71,057
Sino Biopharmaceutical, Ltd.	784,000	910,269
Sino-Ocean Land Holdings, Ltd.	78,000	58,966
WH Group, Ltd. 144A*	2,869,000	1,954,231

		19,141,093

Hungary — 0.4%
OTP Bank PLC	57,531	1,138,720

	Shares	Value
India — 8.3%
Adani Enterprises, Ltd.*	22,416	$31,980
Adani Power, Ltd.*	41,684	19,114
Adani Transmissions, Ltd.+@*	22,416	—
Ambuja Cements, Ltd.	554,498	2,001,870
Aurobindo Pharma, Ltd.*	49,745	1,134,261
Axis Bank, Ltd.	540,463	4,743,904
Bajaj Auto, Ltd.	3,521	140,550
Dabur India, Ltd.	270,995	1,191,987
Divi’s Laboratories, Ltd.	15,303	451,749
Dr Reddy’s Laboratories, Ltd.	8,691	485,791
HCL Technologies, Ltd.	26,616	384,423
Hero MotoCorp, Ltd.	47,165	1,869,046
Idea Cellular, Ltd.	161,286	446,145
Infosys, Ltd.	85,956	1,328,687
Infosys, Ltd. ADR Δ	128,916	2,043,319
Kotak Mahindra Bank, Ltd.	166,161	3,615,985
Motherson Sumi Systems, Ltd.	22,261	181,325
Mundra Port and Special Economic Zone, Ltd.*	31,658	153,070
Power Finance Corporation, Ltd.	200,156	804,647
Reliance Infrastructure, Ltd.	10,466	63,843
State Bank of India	22,660	93,497
Tata Consultancy Services, Ltd.	90,991	3,644,998
Tata Motors, Ltd. ADRΔ	25,400	875,538
Tata Steel, Ltd.	51,050	244,187
Tech Mahindra, Ltd.	7,620	57,174
Wipro, Ltd.	21,363	183,404

		26,190,494

Indonesia — 1.2%
PT Astra Agro Lestari Tbk	194,200	334,288
PT Bank Central Asia Tbk	260,800	264,076
PT Bank Mandiri Persero Tbk	100,100	75,455
PT Bank Negara Indonesia Persero Tbk	1,336,600	531,332
PT Bank Rakyat Indonesia Persero Tbk	269,400	209,135
PT Bank Tabungan Pensiunan Nasional Tbk@*	237,000	60,883
PT Indofood Sukses Makmur Tbk	323,700	159,635
PT Kalbe Farma Tbk	864,400	108,597
PT Ramayana Lestari Sentosa Tbk	3,631,300	187,931
PT Semen Indonesia Persero Tbk	1,039,700	935,788
PT Tambang Batubara Bukit Asam Tbk	35,600	22,429
PT Telekomunikasi Indonesia Tbk ADR	11,000	477,290
PT Unilever Indonesia Tbk	46,800	138,654
PT United Tractors Tbk	194,100	296,628

		3,802,121

Jersey — 0.1%
West China Cement, Ltd.	1,414,000	273,623

Kenya — 0.3%
Safaricom, Ltd.	5,008,102	829,432

Luxembourg — 0.2%
O’Key Group SA GDR	11,755	27,800
Ternium SA ADRΔ	42,528	736,160

		763,960

See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Malaysia — 1.5%
AirAsia Bhd	421,800	$172,163
AMMB Holdings Bhd	58,700	93,814
CIMB Group Holdings Bhd	610,887	885,649
DiGi.Com Bhd	184,100	261,536
IOI Corporation Bhd	318,600	342,835
Lafarge Malaysia Bhd	118,200	265,034
Malayan Banking Bhd	165,800	401,646
MISC Bhd	316,800	648,210
Petronas Chemicals Group Bhd	151,200	253,269
Tenaga Nasional Bhd	325,700	1,091,134
Westports Holdings Bhd	356,400	399,568

		4,814,858

Mexico — 4.2%
Alfa SAB de CV Class A	32,500	62,281
America Movil SAB de CV ADR Class LΔ	165,457	3,525,889
Arca Continental SAB de CV	32,800	186,272
Cemex SAB de CV ADRΔ*	28,878	264,522
Corporacion Moctezuma SAB de CV@	205,509	634,146
Fibra Uno Administracion SA de CV REITΔ	113,500	269,930
Genomma Lab Internacional SAB de CV Class B*	1,372,300	1,365,533
Gentera SAB de CV	13,900	24,718
Gruma SAB de CV	90,100	1,162,257
Grupo Aeroportuario del Pacifico SAB de CV Class B	17,300	118,434
Grupo Financiero Banorte SAB de CV Class O	493,777	2,714,949
Grupo Financiero Inbursa SAB de CV Class O	420,700	954,220
Grupo Televisa SAB de CV ADR	10,700	415,374
Megacable Holdings SAB de CV	289,900	1,213,458
OHL Mexico SAB de CV*	119,500	155,101
Wal-Mart de Mexico SAB de CV	102,900	251,333

		13,318,417

Mongolia — 0.1%
Mongolian Mining CorporationΔ*	4,213,750	203,850

Netherlands — 1.1%
OCI NV*	63,382	1,791,270
X5 Retail Group NV GDR*	108,361	1,804,211

		3,595,481

Nigeria — 0.9%
FCMB Group PLC	12,000,000	180,859
Guaranty Trust Bank PLC	14,478,359	1,964,634
Nestle Nigeria PLC	91,316	393,157
United Bank for Africa PLC	7,896,545	197,959

		2,736,609

Philippines — 0.6%
Bank of the Philippine Islands	271,043	568,054
International Container Terminal Services, Inc.	573,060	1,400,559

		1,968,613

Poland — 0.9%
Alior Bank SA*	29,833	708,772

	Shares	Value
Cyfrowy Polsat SA*	10,476	$65,893
Energa SA	52,749	319,019
KGHM Polska Miedz SA	5,327	150,955
PGE Polska Grupa Energetyczna SA	152,497	747,884
Polski Koncern Naftowy Orlen SA	12,772	250,787
Polskie Gornictwo Naftowe i Gazownictwo SA	160,551	281,818
Powszechny Zaklad Ubezpieczen SA	706	81,237
Tauron Polska Energia SA	124,555	145,093

		2,751,458

Russia — 3.7%
Gazprom OAO ADR	124,426	655,725
LSR Group PJSC GDR	163,892	331,062
Lukoil OAO ADR	10,216	458,801
Magnit PJSC GDR	3,261	181,507
Mobile Telesystems OJSC ADR	117,159	1,145,815
NOVATEK OAO GDR	47,296	4,811,087
Novolipetsk Steel OJSC GDR	48,869	655,123
Rosneft OAO GDR	27,856	115,995
Sberbank of Russia ADR	423,287	2,247,654
Severstal PAO GDR	33,566	357,861
Sistema JSFC GDR	8,233	72,862
Surgutneftegas OAO ADR	32,259	190,006
Tatneft OAO ADR	8,990	292,085

		11,515,583

South Africa — 5.0%
African Bank Investments, Ltd.+*	642,081	—
Aspen Pharmacare Holdings, Ltd.*	12,503	369,972
Barloworld, Ltd.	13,874	110,048
Bidvest Group, Ltd.	138,923	3,518,751
Capitec Bank Holdings, Ltd.	17,067	680,323
Discovery, Ltd.	66,187	688,038
FirstRand, Ltd.	74,215	325,262
Foschini Group, Ltd.	107,338	1,402,823
Growthpoint Properties, Ltd. REIT	109,015	237,098
Investec. Ltd.	61,477	553,576
Liberty Holdings, Ltd.	28,661	341,995
Mediclinic International, Ltd.	31,290	263,210
MMI Holdings, Ltd.	36,001	89,218
Mr. Price Group, Ltd.	14,034	288,962
Naspers, Ltd. N Shares	6,517	1,015,101
Netcare, Ltd.	239,144	752,460
Pick n Pay Stores, Ltd.	256,364	1,211,650
Rand Merchant Insurance Holdings, Ltd.	86,524	302,045
Redefine Properties, Ltd. REIT	79,691	66,879
Remgro, Ltd.	11,242	236,502
RMB Holdings, Ltd.	92,751	506,601
Sanlam, Ltd.	34,630	188,834
Sasol, Ltd.	24,071	890,346
Shoprite Holdings, Ltd.	12,628	180,089
Standard Bank Group, Ltd.	96,433	1,269,577
Tiger Brands, Ltd.	11,049	257,462

		15,746,822

South Korea — 11.0%
AMOREPACIFIC Group	7,160	1,200,341
CJ CheilJedang Corporation	334	132,049

See Notes to Financial Statements.

	Shares	Value
Coway Co., Ltd.	2,230	$182,726
Daewoo Securities Co., Ltd.	20,139	275,333
Dongbu Insurance Co., Ltd.	7,282	368,849
E-Mart Co., Ltd.	3,899	807,449
Hanwha Corporation	17,784	752,526
Hyosung Corporation	1,487	191,966
Hyundai Development Co-Engineering & Construction	9,844	584,224
Hyundai Mobis Co., Ltd.	5,233	994,573
KB Financial Group, Inc.	4,981	164,776
Kia Motors Corporation	4,443	180,436
KIWOOM Securities Co., Ltd.	7,364	487,874
Korea Electric Power Corporation	3,172	130,241
Korean Air Lines Co., Ltd.*	23,271	844,928
LG Chem, Ltd.	1,980	494,357
LG Display Co., Ltd.	34,456	798,501
LG Innotek Co., Ltd.	1,471	132,534
Lotte Chemical Corporation	1,679	435,009
Mirae Asset Securities Co., Ltd.	19,636	888,985
NAVER Corporation	2,161	1,228,270
NCSoft Corporation	4,161	740,471
Samsung Electronics Co., Ltd.	8,750	9,946,658
Samsung Fire & Marine Insurance Co., Ltd.	26,263	6,922,159
Shinhan Financial Group Co., Ltd.	98,022	3,651,274
SK Holdings Co., Ltd.	1,770	314,187
SK Hynix, Inc.	24,912	944,711
SK Networks Co., Ltd.	85,988	692,252
SK Telecom Co., Ltd.	283	63,427
Woori Bank	24,651	216,576

		34,767,662

Switzerland — 0.8%
Coca-Cola HBC AG*	123,513	2,654,858

Taiwan — 8.3%
Advanced Semiconductor Engineering, Inc.	43,000	58,254
AU Optronics Corporation	811,000	358,786
China Airlines, Ltd.*	1,332,000	567,690
China Life Insurance Co., Ltd.	103,700	106,206
Compal Electronics, Inc.	561,000	427,280
CTBC Financial Holding Co., Ltd.	515,858	406,273
Delta Electronics, Inc.	20,000	102,416
Eva Airways Corporation*	369,000	251,744
Foxconn Technology Co., Ltd.	45,000	163,347
Fubon Financial Holding Co., Ltd.	593,000	1,180,061
Hon Hai Precision Industry Co., Ltd.	441,280	1,387,291
Innolux Corporation	712,000	371,524
Inotera Memories, Inc.*	870,000	693,643
Kinsus Interconnect Technology Corporation	120,000	329,028
Largan Precision Co., Ltd.	4,000	456,984
MediaTek, Inc.	228,000	3,118,378
Novatek Microelectronics Corporation	14,000	67,608
Pegatron Corporation	393,000	1,150,169
Pou Chen Corporation	23,000	32,799
Powertech Technology, Inc.	132,000	285,780
President Chain Store Corporation	109,000	766,598

	Shares	Value
Realtek Semiconductor Corporation	129,000	$330,710
Taiwan Semiconductor Manufacturing Co., Ltd.	2,234,000	10,172,811
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	133,700	3,036,327
Teco Electric and Machinery Co., Ltd.	172,000	133,511
Wan Hai Lines, Ltd.	157,000	124,666

		26,079,884

Thailand — 3.5%
Airports of Thailand PCL NVDR	28,100	252,085
Bangkok Bank PCL NVDR	32,000	168,643
BEC World PCL NVDR	186,100	206,622
Big C Supercenter PCL NVDR	302,800	1,730,260
Bumrungrad Hospital PCL	34,000	188,243
Central Pattana PCL	2,301,500	3,236,703
Delta Electronics Thailand PCL	102,300	274,109
Indorama Ventures PCL	251,300	206,468
Kasikornbank PCL	47,800	267,478
Kasikornbank PCL NVDR	356,531	1,995,066
Krung Thai Bank PCL NVDR	498,800	252,535
PTT PCL NVDR	16,800	178,567
Robinson Department Store PCL	462,600	612,910
Siam Commercial Bank PCL	53,000	244,008
Thai Union Frozen Products PCL NVDR	808,600	521,901
TMB Bank PCL	12,254,100	848,976

		11,184,574

Turkey — 2.4%
Akfen Holding AS	106,500	277,764
Coca-Cola Icecek AS	24,786	412,468
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	91,040	93,754
TAV Havalimanlari Holding AS	111,703	948,190
Tofas Turk Otomobil Fabrikasi AS	19,521	133,292
Turk Hava Yollari AO*	142,090	466,547
Turk Sise ve Cam Fabrikalari AS	100,008	134,707
Turk Telekomunikasyon AS	129,612	340,944
Türkiye Garanti Bankasi AS	977,009	3,047,571
Ulker Biskuvi Sanayi AS	106,104	740,325
Yapi ve Kredi Bankasi AS	767,455	1,128,231

		7,723,793

United Arab Emirates — 0.1%
Orascom Construction, Ltd.*	19,517	252,550

United Kingdom — 3.8%
Anglo American PLC	582,065	8,440,883
Cable & Wireless Communications PLC	440,076	460,516
Tullow Oil PLC	607,680	3,243,493

		12,144,892

United States of America — 1.8%
Cognizant Technology Solutions Corporation Class A*	74,700	4,563,423
First Cash Financial Services, Inc.Δ*	18,200	829,738

See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Southern Copper CorporationΔ	7,800	$229,398

		5,622,559

Total Foreign Common Stocks (Cost $301,923,159)		278,504,686

FOREIGN PREFERRED STOCKS — 2.6%
Brazil — 1.4%
Banco do Estado do Rio Grande do Sul SA Class B
0.31%, 06/03/15	42,000	121,173
Cia Brasileira de Distribuicao Grupo Pao de Acucar
0.82%, 05/19/15	58,000	1,369,457
Cia Energetica de Sao Paulo, Class B
12.13%, 04/30/15	66,200	416,691
Gerdau SA
4.25%, 05/22/15	33,912	81,260
Itau Unibanco Holding SA
0.52%, 07/01/15	75,700	833,915
Itausa Investimentos Itau SA
0.67%, 06/01/15	544,084	1,560,976
Lojas Americanas SA,
0.28%, 03/16/15	11,800	66,228
Metalurgica Gerdau SA
1.75%, 05/22/15	43,100	87,750

		4,537,450

Chile — 0.0%
Embotelladora Andina SA Class B
0.80%, 08/24/15	1,770	5,986

South Korea — 1.2%
Samsung Electronics Co., Ltd.
2.16%, 12/29/14	4,053	3,608,077

Total Foreign Preferred Stocks (Cost $10,625,626)		8,151,513

MONEY MARKET FUNDS — 10.9%
GuideStone Money Market Fund (Investor Class)¥	15,765,301	15,765,301
Northern Institutional Liquid Assets Portfolio§	18,616,506	18,616,506

Total Money Market Funds (Cost $34,381,807)		34,381,807

TOTAL INVESTMENTS — 101.7% (Cost $346,930,592)		321,038,006
Liabilities in Excess of Other Assets — (1.7)%		(5,364,860)

NET ASSETS — 100.0%		$315,673,146

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	28.8
Technology	21.9
Money Market Funds	10.9
Materials & Processing	9.3
Consumer Staples	8.0
Consumer Discretionary	6.8
Energy	4.8
Producer Durables	4.4
Foreign Preferred Stocks	2.6
Healthcare	2.5
Utilities	1.7

101.7

Swap agreement outstanding at June 30, 2015:

Maturity Date	Reference Obligation	Currency	Notional Amount	Market Value	Counterparty	Unrealized Appreciation (Depreciation)
Total Return Swap
03/18/15	Turkish Equity Index Swap	TRL	(1,407,315)	$9,878	GSC	$9,878

Total Swap agreement outstanding at June 30, 2015				$9,878		$9,878

See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Argentina	$637,032	$637,032	$—	$—
Austria	795,570	795,570	—	—
Bermuda	3,519,638	3,519,638	—	—
Brazil	17,136,708	17,136,708	—	—
Canada	4,409,082	4,409,082	—	—
Chile	2,237,847	2,237,847	—	—
China	37,030,472	35,995,407	—	1,035,065
Colombia	1,241,966	1,241,966	—	—
Cyprus	1,330,326	1,330,326	—	—
Egypt	516,590	—	516,590	—
Estonia	427,549	427,549	—	—
Hong Kong	19,141,093	19,141,093	—	—
Hungary	1,138,720	1,138,720	—	—
India	26,190,494	26,190,494	—	—
Indonesia	3,802,121	3,802,121	—	—
Jersey	273,623	273,623	—	—
Kenya	829,432	829,432	—	—
Luxembourg	763,960	763,960	—	—
Malaysia	4,814,858	4,814,858	—	—
Mexico	13,318,417	13,318,417	—	—
Mongolia	203,850	203,850	—	—
Netherlands	3,595,481	3,595,481	—	—
Nigeria	2,736,609	2,736,609	—	—
Philippines	1,968,613	1,968,613	—	—
Poland	2,751,458	2,751,458	—	—
Russia	11,515,583	11,515,583	—	—
South Africa	15,746,822	15,746,822	—	—
South Korea	34,767,662	34,767,662	—	—
Switzerland	2,654,858	2,654,858	—	—
Taiwan	26,079,884	26,079,884	—	—
Thailand	11,184,574	11,184,574	—	—
Turkey	7,723,793	7,723,793	—	—
United Arab Emirates	252,550	252,550	—	—
United Kingdom	12,144,892	12,144,892	—	—
United States of America	5,622,559	5,622,559	—	—
Foreign Preferred Stocks:
Brazil	4,537,450	4,537,450	—	—
Chile	5,986	5,986	—	—
South Korea	3,608,077	3,608,077	—	—
Money Market Funds	34,381,807	34,381,807	—	—

Total Assets — Investments in Securities	$321,038,006	$319,486,351	$516,590	$1,035,065

Other Financial Instruments***
Forward Foreign Currency Contracts	$66,328	$—	$66,328	$—
Swap Agreement	9,878	—	—	9,878

Total Assets — Other Financial Instruments	$76,206	$—	$66,328	$9,878

Liabilities:
Other Financial Instruments***
Futures Contracts	$(598,613)	$(598,612)	$—	$—

Total Liabilities — Other Financial Instruments	$(598,613)	$(598,612)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2014 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of June 30, 2015 is $169,409,980.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2015.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2015 (Unaudited)

	Defensive Market Strategies Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$681,484,333	$638,633,604
Investments in securities of affiliated issuers, at value	16,404,340	15,733,787

Total investments (1)(2)	697,888,673	654,367,391
Cash	1,586,257	171,079
Cash collateral for derivatives	918,000	537,858
Deposits with broker for securities sold short	5,263	—
Foreign currency(3)	38,783	—
Receivables:
Dividends and reclaims	710,943	569,505
Interest	651,650	—
Securities lending	24,919	9,389
Receivable from advisor	—	—
Investment securities sold	2,466,186	102,406
Fund shares sold	30,463	154,539
Variation margin on financial futures contracts	33,345	31,005
Unrealized appreciation on foreign currency exchange contracts	47,835	—
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	18,806	19,897

Total Assets	704,421,123	655,963,069

Liabilities
Foreign currency overdraft(3)	—	—
Securities sold short, at value (4)	—	—
Options written at value (5)	792,974	—
Unrealized depreciation on foreign currency exchange contracts	5,293	—
Collateral held for securities on loan at value	101,453,002	49,205,510
Collateral held for derivatives	—	—
Collateral held for securities sold short	—	—
Payables:
Investment securities purchased	2,356,232	522,992
Dividends on short sales	—	—
Fund shares redeemed	260,146	199,299
Variation margin on financial futures contracts	—	610
Securities lending	3,736	1,409
Deferred foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	317,904	46,650
Shareholder servicing fees	30,872	70,299
Other expenses	33,397	97,431

Total Liabilities	105,253,556	50,144,200

Net Assets	$599,167,567	$605,818,869

Net Assets Consist of:
Paid-in-capital	$543,603,574	$446,122,345
Accumulated (distributions in excess of) net investment income (loss)	666,541	198,579
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	13,448,768	1,285,066
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	41,448,684	158,212,879

Net Assets	$599,167,567	$605,818,869

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$450,686,681	$269,691,101

Institutional shares outstanding	38,763,893	29,836,334

Net asset value, offering and redemption price per Institutional share	$11.63	$9.04

Net assets applicable to the Investor Class	$148,480,886	$336,127,768

Investor shares outstanding	12,757,604	14,612,427

Net asset value, offering and redemption price per Investor share	$11.64	$23.00

(1) Investments in securities of unaffiliated issuers, at cost	$639,561,462	$480,092,269
Investments in securities of affiliated issuers, at cost	16,404,340	15,733,787

Total investments at cost	$655,965,802	$495,826,056

(2) Includes securities loaned of:	$102,424,359	$49,718,910

(3) Foreign currency at cost	$41,977	$—

(4) Proceeds from securities sold short	$—	$—

(5) Premiums received on options written	$683,358	$—

(6) Net of $(48,040) accrued foreign capital gains taxes on appreciated securities

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,467,842,521	$1,578,873,088	$722,620,627	$102,145,880	$1,413,112,549	$305,272,705
36,396,363	56,589,470	20,051,710	3,364,814	69,876,544	15,765,301

1,504,238,884	1,635,462,558	742,672,337	105,510,694	1,482,989,093	321,038,006
359,877	36,306	72,869	—	1,293,238	16,919,520
1,739,000	2,655,000	859,000	116,000	11,116,035	3,540,000
—	—	—	—	—	—
—	—	2	234,719	5,445,416	—

1,387,930	560,938	407,590	117,925	5,863,192	1,661,308
—	—	24	—	—	—
27,181	38,720	107,867	1,223	53,265	6,309
	—	—	19,559	—	—
40,736,211	—	6,631,786	—	10,237,726	1,722,317
40,468	58,873	70,570	185	93,145	9,677
74,880	109,005	73,500	—	400,099	655,183
—	—	—	—	2,654,380	761,462
—	—	—	—	—	9,878
27,437	30,449	21,177	18,380	27,860	9,631

1,548,631,868	1,638,951,849	750,916,722	106,018,685	1,520,173,449	346,333,291

—	—	—	—	—	7,732,369
—	—	—	—	68,353,805	—
—	—	—	—	—	—
—	—	—	—	2,739,638	695,134
182,748,488	213,808,823	177,779,012	2,236,149	69,079,584	18,616,506
—	—	—	—	340,000	—
—	—	—	—	22,587,869	—

40,034,426	2,118,049	7,945,955	12,726	14,019,372	2,832,078
—	—	—	—	71,075	—
396,119	157,062	280,973	—	36,771	60,117
—	—	—	8,930	834,576	182,048
4,077	5,808	16,160	183	7,990	946
—	—	—	—	750	56,259

610,533	851,925	435,980	—	830,097	275,017
75,881	100,250	58,320	—	59,811	6,351
60,120	43,926	91,423	54,112	364,362	203,320

223,929,644	217,085,843	186,607,823	2,312,100	179,325,700	30,660,145

$1,324,702,224	$1,421,866,006	$564,308,899	$103,706,585	$1,340,847,749	$315,673,146

$1,027,267,184	$1,035,109,161	$463,991,991	$106,539,903	$1,197,140,548	$342,327,627
449,190	(769,498)	559,728	122,173	14,612,786	2,713,875
54,747,468	155,299,199	31,975,635	14,183	16,592,774	(3,064,875)
242,238,382	232,227,144	67,781,545	(2,969,674)	112,501,641	(26,303,481	)(6)

$1,324,702,224	$1,421,866,006	$564,308,899	$103,706,585	$1,340,847,749	$315,673,146

$964,041,908	$940,786,755	$282,483,077	$103,706,585	$1,057,224,832	$285,278,309

108,747,465	85,440,134	30,197,880	10,656,921	94,898,955	31,280,723

$8.86	$11.01	$9.35	$9.73	$11.14	$9.12

$360,660,316	$481,079,251	$281,825,822	N/A	$283,622,917	$30,394,837

16,934,385	20,714,883	15,751,216	N/A	19,164,245	3,339,073

$21.30	$23.22	$17.89	N/A	$14.80	$9.10

$1,224,665,756	$1,345,426,515	$654,650,339	$105,064,010	$1,301,400,698	$331,165,291
36,396,363	56,589,470	20,051,710	3,364,814	69,876,544	15,765,301

$1,261,062,119	$1,402,015,985	$674,702,049	$108,428,824	$1,371,277,242	$346,930,592

$183,912,155	$220,014,309	$191,540,132	$2,394,809	$77,690,968	$18,498,125

$—	$—	$3	$234,082	$5,459,751	$(7,891,418)

$—	$—	$—	$—	$70,180,736	$—

$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2015 (Unaudited)

	Defensive Market Strategies Fund	Equity Index Fund
Investment Income
Dividends	$4,672,485	$4,868,202
Income distributions received from affiliated funds	1,127	848
Interest	1,644,768	—
Securities lending	111,683	43,060
Less foreign taxes withheld	(34,677)	(812)

Total Investment Income	6,395,386	4,911,298

Expenses
Investment advisory fees	1,974,221	315,050
Transfer agent fees:
Institutional shares	2,020	1,917
Investor shares	10,446	13,465
Custodian fees	34,719	18,526
Shareholder servicing fees:
Investor shares	447,951	411,148
Accounting and administration fees	86,905	62,263
Professional fees	47,845	46,062
Blue sky fees:
Institutional shares	3,791	3,440
Investor shares	9,941	8,212
Shareholder reporting fees:
Institutional shares	513	214
Investor shares	3,732	8,892
Trustee expenses	3,644	2,722
Line of credit facility fees	1,930	1,448
Other expenses	26,040	13,126

Total expenses before dividends and interest on securities sold short	2,653,698	906,485
Dividends and interest on securities sold short	—	—
Expenses waived/reimbursed net of amount recaptured(2)	(26,567)	(107,592)
Fees paid indirectly	—	—

Net expenses	2,627,131	798,893

Net Investment Income (Loss)	3,768,255	4,112,405

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	12,680,547	7,187,824
Investment securities sold short	—	—
Futures transactions	965,331	852,142
Swap agreements	—	—
Option contracts written	4,119,299	—
Foreign currency	472,602	—

Net realized gain (loss)	18,237,779	8,039,966

Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(48,040) for Emerging Markets Equity)	(13,868,759)	(9,035,281)
Investment securities sold short	—	—
Futures	(803,870)	(526,112)
Swap agreements	—	—
Option contracts written	(350,875)	—
Foreign currency	(24,475)	—

Net change in unrealized appreciation (depreciation)	(15,047,979)	(9,561,393)

Net Realized and Unrealized Gain (Loss)	3,189,800	(1,521,427)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,958,055	$2,590,978

(1)	Inception Date was June 1, 2015.
(2)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund(1)	International Equity Fund	Emerging Markets Equity Fund

$15,175,628	$6,278,348	$3,082,997	$182,885	$28,394,973	$4,916,190
2,051	3,322	875	224	3,717	643
—	—	—	—	1,168	—
165,413	177,818	640,823	1,040	560,200	44,607
(68,418)	(82,494)	(1,337)	(15,993)	(2,823,122)	(508,779)

15,274,674	6,376,994	3,723,358	168,156	26,136,936	4,452,661

4,168,728	5,765,945	2,532,530	14,569	5,863,507	1,858,486

2,069	2,039	2,075	324	2,092	1,962
14,885	14,222	14,871	—	14,078	9,244
49,659	34,343	55,735	27,736	323,942	314,970

1,064,689	1,206,977	489,402	—	1,067,856	223,807
152,055	160,961	74,220	14,502	256,272	90,044
46,353	46,353	49,061	13,829	48,384	48,798

3,966	3,723	3,723	1,344	3,723	6,604
8,284	8,518	8,837	—	8,074	10,568

579	523	500	34	565	390
10,498	9,449	9,394	—	8,688	1,814
8,861	9,379	3,387	61	8,782	1,900
4,693	4,962	1,792	53	4,669	1,006
38,951	26,831	17,385	7,659	358,434	74,709

5,574,270	7,294,225	3,262,912	80,111	7,969,066	2,644,302
—	—	—	—	1,494,723	—
(48,436)	(147,733)	(57,009)	(34,128)	(309,602)	(440,704)
—	—	(37,560)	—	—	—

5,525,834	7,146,492	3,168,343	45,983	9,154,187	2,203,598

9,748,840	(769,498)	555,015	122,173	16,982,749	2,249,063

85,269,039	164,194,353	26,060,718	1,605	33,335,337	(121,645)
—	—	—	—	2,582,911	—
1,575,834	2,309,131	1,760,047	(23,849)	10,428,890	1,731,135
—	—	—	—	—	(112,160)
—	—	—	—	—	—
—	(3,644)	—	36,427	(1,826,259)	(2,253,683)

86,844,873	166,499,840	27,820,765	14,183	44,520,879	(756,353)

(82,759,367)	(118,420,991)	(1,596,609)	(2,918,130)	29,570,753	(1,335,980)
—	—	—	—	(10,451,847)	—
(1,410,990)	(1,952,666)	(849,186)	(53,100)	(727,602)	(834,513)
—	—	—	—	—	18,154
—	—	—	—	—	—
—	—	—	1,556	(444,086)	1,441,614

(84,170,357)	(120,373,657)	(2,445,795)	(2,969,674)	17,947,218	(710,725)

2,674,516	46,126,183	25,374,970	(2,955,491)	62,468,097	(1,467,078)

$12,423,356	$45,356,685	$25,929,985	$(2,833,318)	$79,450,846	$781,985

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Defensive Market Strategies Fund
	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
	(Unaudited)
Operations:
Net investment income	$3,768,255	$5,679,260
Net realized gain on investment securities, foreign currency and derivatives	18,237,779	43,547,231
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(15,047,979)	2,920,919

Net increase in net assets resulting from operations	6,958,055	52,147,410

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(2,768,560)	(1,254,685)
Investor shares	(463,251)	(5,098,936)
Distributions from net realized capital gains
Institutional shares	(2,512,353)	(6,847,432)
Investor shares	(833,851)	(33,030,236)

Total dividends and distributions	(6,578,015)	(46,231,289)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	362,666,350	14,287,796
Investor shares	34,557,864	77,761,494
Reinvestment of dividends and distributions
Institutional shares	5,279,733	8,093,389
Investor shares	1,296,437	38,118,253

Total proceeds from shares sold and reinvested	403,800,384	138,260,932

Value of shares redeemed
Institutional shares	(10,465,665)	(14,119,591)
Investor shares	(369,579,262)	(39,732,402)

Total value of shares redeemed	(380,044,927)	(53,851,993)

Net increase (decrease) from capital share transactions(1)	23,755,457	84,408,939

Total increase (decrease) in net assets	24,135,497	90,325,060

Net Assets:
Beginning of Period	575,032,070	484,707,010

End of Period*	$599,167,567	$575,032,070

*Including undistributed (distributions in excess of) net investment income	$666,541	$130,097

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund		Growth Equity Fund
For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
(Unaudited)		(Unaudited)		(Unaudited)

$4,112,405	$6,066,082	$9,748,840	$16,524,077	$(769,498)	$(4,266,633)
8,039,966	7,369,848	86,844,873	133,269,634	166,499,840	187,560,259

(9,561,393)	34,564,458	(84,170,357)	(9,650,226)	(120,373,657)	(42,442,015)

2,590,978	48,000,388	12,423,356	140,143,485	45,356,685	140,851,611

(2,831,898)	(2,795,369)	(8,938,072)	(6,934,603)	—	—
(1,081,928)	(3,424,898)	(361,578)	(10,111,242)	—	(2,956)

(844,859)	(2,888,526)	(14,553,558)	(44,372,038)	(32,978,940)	(44,790,894)
(417,919)	(4,123,156)	(2,316,467)	(85,874,706)	(8,123,503)	(119,231,347)

(5,176,604)	(13,231,949)	(26,169,675)	(147,292,589)	(41,102,443)	(164,025,197)

354,103,181	24,208,822	803,991,726	29,113,839	801,575,150	26,081,224
21,186,249	56,551,053	27,265,708	69,207,136	28,323,561	82,908,616

3,674,466	5,678,210	23,486,995	51,265,204	32,975,211	44,768,446
1,499,551	7,547,753	2,676,191	95,971,401	8,121,842	119,225,614

380,463,447	93,985,838	857,420,620	245,557,580	870,995,764	272,983,900

(179,112,258)	(5,909,757)	(113,141,817)	(37,075,379)	(114,004,846)	(33,341,160)
(22,913,955)	(49,192,217)	(821,186,842)	(128,991,146)	(823,914,057)	(150,578,096)

(202,026,213)	(55,101,974)	(934,328,659)	(166,066,525)	(937,918,903)	(183,919,256)

178,437,234	38,883,864	(76,908,039)	79,491,055	(66,923,139)	89,064,644

175,851,608	73,652,303	(90,654,358)	72,341,951	(62,668,897)	65,891,058

429,967,261	356,314,958	1,415,356,582	1,343,014,631	1,484,534,903	1,418,643,845

$605,818,869	$429,967,261	$1,324,702,224	$1,415,356,582	$1,421,866,006	$1,484,534,903

$198,579	$—	$449,190	$—	$(769,498)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Equity Fund
	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
	(Unaudited)
Operations:
Net investment income (loss)	$555,015	$381,791
Net realized gain (loss) on investment securities, foreign currency and derivatives	27,820,765	56,608,788
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(2,445,795)	(36,490,090)

Net increase (decrease) in net assets resulting from operations	25,929,985	20,500,489

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	—	(557,635)
Investor shares	—	(529,161)
Distributions from net realized capital gains
Institutional shares	—	(13,926,249)
Investor shares	—	(43,963,905)

Total dividends and distributions	—	(58,976,950)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	200,810,926	14,222,531
Investor shares	18,376,442	44,659,040
Reinvestment of dividends and distributions
Institutional shares	—	14,478,415
Investor shares	—	44,487,566

Total proceeds from shares sold and reinvested	219,187,368	117,847,552

Value of shares redeemed
Institutional shares	(10,469,857)	(17,662,984)
Investor shares	(223,601,409)	(83,290,126)

Total value of shares redeemed	(234,071,266)	(100,953,110)

Net increase (decrease) from capital share transactions(2)	(14,883,898)	16,894,442

Total increase (decrease) in net assets	11,046,087	(21,582,019)

Net Assets:
Beginning of Period	553,262,812	574,844,831

End of Period*	$564,308,899	$553,262,812

*Including undistributed (distributions in excess of) net investment income	$559,728	$4,713

(1)	Inception Date for the International Equity Index Fund was June 1, 2015.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Index Fund	International Equity Fund		Emerging Markets Equity Fund
For the Period 06/01/2015(1)-06/30/2015	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
(Unaudited)	(Unaudited)		(Unaudited)

$122,173	$16,982,749	$30,193,054	$2,249,063	$2,597,651
14,183	44,520,879	46,135,477	(756,353)	4,924,878

(2,969,674)	17,947,218	(162,331,669)	(710,725)	(20,463,164)

(2,833,318)	79,450,846	(86,003,138)	781,985	(12,940,635)

—	—	(7,250,352)	—	(333,727)
—	—	(23,926,985)	—	(1,244,698)

—	—	—	—	(903,226)
—	—	—	—	(5,100,935)

—	—	(31,177,337)	—	(7,582,586)

106,625,049	958,853,160	28,094,169	259,011,553	7,821,760
—	28,134,208	119,606,111	15,499,349	48,217,316

—	—	7,247,726	—	1,236,953
—	—	23,924,829	—	6,345,423

106,625,049	986,987,368	178,872,835	274,510,902	63,621,452

(85,146)	(124,551,049)	(47,636,508)	(2,138,566)	(7,376,414)
—	(980,306,115)	(51,470,030)	(257,740,926)	(26,063,154)

(85,146)	(1,104,857,164)	(99,106,538)	(259,879,492)	(33,439,568)

106,539,903	(117,869,796)	79,766,297	14,631,410	30,181,884

103,706,585	(38,418,950)	(37,414,178)	15,413,395	9,658,663

—	1,379,266,699	1,416,680,877	300,259,751	290,601,088

$103,706,585	$1,340,847,749	$1,379,266,699	$315,673,146	$300,259,751

$122,173	$14,612,786	$(2,369,963)	$2,713,875	$464,812

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)		Expenses, Gross(2)		Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Defensive Market Strategies Fund
Institutional Class
2015(3)	$11.61	$0.09	#	$0.07		$(0.07)	$(0.07)	$11.63	1.35%	$450,687	0.74%		0.74%		1.58%	27%
2014	11.43	0.15	#	1.05	(6)	(0.15)	(0.87)	11.61	10.55	98,903	0.88	(4)(5)	0.83	(4)	1.24	102
2013(7)	10.61	0.14	#	1.80	(6)	(0.15)	(0.97)	11.43	18.47	89,430	1.10	(4)(5)	1.13	(4)	1.25	208
2012	10.20	0.18	#	0.73	(6)	(0.18)	(0.32)	10.61	8.93	85,347	1.04	(4)	1.12	(4)	1.67	304
2011(8)	10.00	0.04	#	0.21	(6)	(0.04)	(0.01)	10.20	2.51	74,516	1.03	(4)	1.10	(4)	1.11	120
Investor Class
2015(3)	$11.60	$0.06	#	$0.09		$(0.04)	$(0.07)	$11.64	1.21%	$148,481	0.99%		1.00%		1.11%	27%
2014	11.42	0.12	#	1.06	(6)	(0.13)	(0.87)	11.60	10.35	476,129	1.09	(4)(5)	1.07	(4)	1.03	102
2013(7)	10.60	0.12	#	1.79	(6)	(0.12)	(0.97)	11.42	18.22	395,277	1.36	(4)(5)	1.38	(4)	0.99	208
2012	10.20	0.15	#	0.72	(6)	(0.15)	(0.32)	10.60	8.57	314,638	1.30	(4)	1.37	(4)	1.42	304
2011(8)	10.00	0.03	#	0.21	(6)	(0.03)	(0.01)	10.20	2.43	240,529	1.29	(4)	1.35	(4)	0.86	120
Equity Index Fund
Institutional Class
2015(3)	$9.07	$0.09	#	$0.01		$(0.10)	$(0.03)	$9.04	1.02%	$269,691	0.18%		0.19%		1.95%	3%
2014	8.50	0.15	#	0.99	(6)	(0.28)	(0.29)	9.07	13.54	95,134	0.22		0.22		1.72	5
2013(9)	6.85	0.14	#	2.02	(6)	(0.26)	(0.25)	8.50	32.04	66,378	0.23		0.24		1.81	4
2012	6.29	0.13	#	0.86	(6)	(0.25)	(0.18)	6.85	15.92	47,071	0.23		0.24		1.95	3
2011	8.63	0.15	#	0.04	(6)	(0.31)	(2.22)	6.29	3.00	36,721	0.23		0.24		1.71	4
2010	7.77	0.14	#	0.97		(0.25)	—	8.63	14.57	71,093	0.22		0.22		1.77	5
Investor Class
2015(3)	$22.90	$0.18	#	$0.02		$(0.07)	$(0.03)	$23.00	0.88%	$336,128	0.39%		0.45%		1.56%	3%
2014	20.69	0.34	#	2.40	(6)	(0.24)	(0.29)	22.90	13.31	334,833	0.38		0.48		1.56	5
2013(9)	16.07	0.31	#	4.79	(6)	(0.23)	(0.25)	20.69	31.95	289,937	0.38		0.48		1.66	4
2012	14.24	0.28	#	1.95	(6)	(0.22)	(0.18)	16.07	15.76	208,192	0.38		0.49		1.79	3
2011	16.36	0.26	#	0.12	(6)	(0.28)	(2.22)	14.24	2.75	183,076	0.38		0.47		1.57	4
2010	14.51	0.24	#	1.84		(0.23)	—	16.36	14.45	335,859	0.37		0.41		1.60	5

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04%, 0.05%, 0.11% and 0.02% for the years 2011, 2012, 2013 and 2014, respectively.
(5)	The ratio for the Defensive Market Strategies Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.00% for the year 2013 and 0.01% for the year 2014, respectively.
(6)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.01% and 0.00% for Institutional Class and Investor Class, respectively.
(8)	Inception date was September 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(9)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2015(3)	$9.01	$0.08	#	$(0.01)		$(0.08)	$(0.14)	$8.86	0.74%	$964,042	0.63%		0.63%	1.76%	18%
2014	9.90	0.14	#	0.94	(5)	(0.25)	(1.72)	9.01	10.91	273,359	0.65	(4)	0.67	1.40	41
2013(6)	7.99	0.15	#	2.64	(5)	(0.34)	(0.54)	9.90	35.52	253,988	0.66	(4)	0.67	1.61	45
2012	7.03	0.15	#	1.06	(5)	(0.25)	—	7.99	17.47	215,512	0.67	(4)	0.68	1.90	27
2011	7.18	0.12	#	(0.07	)(5)	(0.20)	—	7.03	0.57	200,308	0.67	(4)	0.68	1.62	35
2010	6.46	0.10	#	0.78		(0.16)	—	7.18	14.01	231,079	0.67	(4)	0.68	1.52	36
Investor Class
2015(3)	$21.31	$0.13	#	$0.02		$(0.02)	$(0.14)	$21.30	0.68%	$360,660	0.89%		0.90%	1.20%	18%
2014	21.00	0.25	#	1.97	(5)	(0.19)	(1.72)	21.31	10.61	1,141,998	0.90	(4)	0.91	1.16	41
2013(6)	16.18	0.26	#	5.39	(5)	(0.29)	(0.54)	21.00	35.22	1,089,026	0.90	(4)	0.91	1.36	45
2012	14.00	0.25	#	2.14	(5)	(0.21)	—	16.18	17.20	933,110	0.92	(4)	0.92	1.66	27
2011	14.12	0.20	#	(0.16	)(5)	(0.16)	—	14.00	0.27	852,958	0.89	(4)	0.91	1.39	35
2010	12.54	0.17	#	1.56		(0.15)	—	14.12	13.96	958,211	0.85	(4)	0.87	1.35	36
Growth Equity Fund
Institutional Class
2015(3)	$11.05	$0.01	#	$0.35		$—	$(0.40)	$11.01	3.17%	$940,787	0.79%		0.80%	0.14%	52%
2014	12.20	(0.02	)#	1.25	(5)	—	(2.38)	11.05	10.12	244,281	0.85	(7)	0.87	(0.12)	54
2013(8)	12.19	—	†#	4.12	(5)	—	(4.11)	12.20	34.83	227,934	0.84	(7)	0.88	0.00	83
2012	11.76	0.04	#	2.00	(5)	(0.06)	(1.55)	12.19	17.39	198,329	0.87	(7)	0.89	0.33	67
2011	11.91	—	†#	(0.15	)(5)	—	—	11.76	(1.26)	184,418	0.87	(7)	0.89	0.02	60
2010	10.00	—	†	1.91		— †	—	11.91	19.13	215,863	0.87	(7)	0.89	0.06	63
Investor Class
2015(3)	$22.92	$(0.03	)#	$0.73		$—	$(0.40)	$23.22	3.01%	$481,079	1.05%		1.07%	(0.22)%	52%
2014	23.02	(0.08	)#	2.36	(5)	—	(2.38)	22.92	9.93	1,240,254	1.06	(7)	1.11	(0.33)	54
2013(8)	20.26	(0.05	)#	6.92	(5)	—	(4.11)	23.02	34.52	1,190,710	1.05	(7)	1.12	(0.22)	83
2012	18.63	0.03	#	3.17	(5)	(0.02)	(1.55)	20.26	17.21	1,022,934	1.05	(7)	1.13	0.15	67
2011	18.90	(0.02	)#	(0.25	)(5)	—	—	18.63	(1.43)	915,960	1.02	(7)	1.11	(0.13)	60
2010	15.88	(0.01)		3.03		— †	—	18.90	19.03	1,044,060	0.97	(7)	1.08	(0.04)	63

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the Value Equity Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.01% for the years 2010, 2011, 2012, 2013 and 2014, respectively.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(7)	The ratio for the Growth Equity Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.01% for the years 2010, 2011, 2012 and 2013 and 0.00% for the year 2014, respectively.
(8)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2015(3)	$8.92	$0.02	#	$0.41		$—	$—	$9.35	4.82%	$282,483	0.98	%(4)	1.00%	0.43%	38%
2014	10.35	0.03	#	0.37	(5)	(0.06)	(1.77)	8.92	4.03	84,324	0.97	(4)	0.99	0.27	103
2013(6)	10.27	0.06	#	3.82	(5)	(0.08)	(3.72)	10.35	38.39	84,139	0.92	(4)	0.94	0.45	161
2012	9.70	0.08	#	1.40	(5)	(0.13)	(0.78)	10.27	15.25	67,723	0.99	(4)	1.02	0.79	128
2011	9.61	0.03	#	0.11	(5)	(0.05)	—	9.70	1.40	63,903	1.00	(4)	1.03	0.27	165
2010	7.57	0.03	#	2.06		(0.05)	—	9.61	27.64	74,424	1.00	(4)	1.02	0.42	177
Investor Class
2015(3)	$17.08	$0.01	#	$0.80		$—	$—	$17.89	4.74%	$281,826	1.20	%(4)	1.24%	0.11%	38%
2014	18.19	0.01	#	0.67	(5)	(0.02)	(1.77)	17.08	3.83	468,938	1.20	(4)	1.24	0.03	103
2013(6)	15.94	0.04	#	5.97	(5)	(0.04)	(3.72)	18.19	38.09	490,706	1.16	(4)	1.19	0.22	161
2012	14.62	0.09	#	2.10	(5)	(0.09)	(0.78)	15.94	15.02	377,101	1.19	(4)	1.27	0.59	128
2011	14.46	0.01	#	0.17	(5)	(0.02)	—	14.62	1.22	354,013	1.17	(4)	1.26	0.10	165
2010	11.37	0.03	#	3.09		(0.03)	—	14.46	27.47	400,072	1.15	(4)	1.21	0.27	177
International Equity Index Fund
Institutional Class
2015(7)	$10.00	$0.01	#	$(0.28)		$—	$—	$9.73	(2.70)%	$103,707	0.57%		0.99%	1.51%	0%

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the Small Cap Equity Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.01%, 0.02%, 0.02%, 0.01% and 0.01% for the years 2010, 2011, 2012, 2013 and 2014. For the six months ended June 30, 2015, the effect of expenses paid indirectly decreased the ratio by 0.02% and 0.01% for Institutional Class and Investor Class, respectively.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01 and $0.01, Total Return by 0.14% and 0.08%, and the Ratio of Net Investment Income to Average Net Assets by 0.07% and 0.08% for Institutional Class and Investor Class, respectively.
(7)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)		Expenses, Gross(2)		Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2015(3)	$10.55	$0.17	#	$0.42		$—	$—	$11.14	5.59%	$1,057,225	1.13	%(5)	1.16	%(5)	2.94%	25%
2014	11.55	0.27	#	(0.93	)(6)	(0.34)	—	10.55	(5.80)	235,545	1.13	(4)(5)	1.20	(5)	2.36	36
2013(7)	9.96	0.18	#	1.66	(6)	(0.25)	—	11.55	18.49	269,499	1.11	(4)(5)	1.25	(5)	1.69	51
2012	8.67	0.18	#	1.33	(6)	(0.22)	—	9.96	17.43	270,130	1.15	(4)(5)	1.32	(5)	1.89	53
2011	10.35	0.22	#	(1.66	)(6)	(0.24)	—	8.67	(13.86)	223,677	1.02	(4)(5)	1.22	(5)	2.17	82
2010	9.64	0.17	#	0.83		(0.29)	—	10.35	10.45	262,103	0.97	(4)(5)	1.19	(5)	1.81	56
Investor Class
2015(3)	$14.03	$0.15	#	$0.62		$—	$—	$14.80	5.49%	$283,623	1.38	%(5)	1.43	%(5)	2.04%	25%
2014	15.24	0.32	#	(1.23	)(6)	(0.30)	—	14.03	(6.00)	1,143,722	1.37	(4)(5)	1.44	(5)	2.09	36
2013(7)	13.07	0.20	#	2.18	(6)	(0.21)	—	15.24	18.23	1,147,181	1.35	(4)(5)	1.49	(5)	1.44	51
2012	11.33	0.20	#	1.73	(6)	(0.19)	—	13.07	17.05	1,156,306	1.39	(4)(5)	1.57	(5)	1.65	53
2011	13.43	0.25	#	(2.13	)(6)	(0.22)	—	11.33	(14.01)	955,305	1.24	(4)(5)	1.45	(5)	1.95	82
2010	12.44	0.21	#	1.05		(0.27)	—	13.43	10.14	1,029,317	1.15	(4)(5)	1.38	(5)	1.67	56
Emerging Markets Equity Fund
Institutional Class
2015(3)	$9.09	$0.13	#	$(0.10)		$—	$—	$9.12	0.33%	$285,278	1.27%		1.51%		2.71%	16%
2014	9.75	0.11	#	(0.51	)(6)	(0.07)	(0.19)	9.09	(4.14)	45,058	1.25		1.63		1.07	39
2013(8)(9)	10.00	(0.01	)#	(0.24	)(6)	—	—	9.75	(2.50)	46,420	1.25		1.55		(0.34)	6
Investor Class
2015(3)	$9.09	$0.03	#	$(0.02)		$—	$—	$9.10	0.11%	$30,395	1.50%		1.82%		0.60%	16%
2014	9.75	0.08	#	(0.51	)(6)	(0.04)	(0.19)	9.09	(4.38)	255,202	1.50		1.84		0.81	39
2013(8)(9)	10.00	(0.01	)#	(0.24	)(6)	—	—	9.75	(2.50)	244,181	1.50		1.78		(0.58)	6

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the International Equity Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.00% for the years 2010, 2011, 2012, 2013 and 2014, respectively.
(5)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04%, 0.08%, 0.20%, 0.15% and 0.17% for the years 2010, 2011, 2012, 2013 and 2014, respectively. For the six months ended June 30, 2015, the effect of dividend expense on securities sold short increased the ratio by 0.24% and 0.19% for Institutional Class and Investor Class, respectively.
(6)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(7)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.03% for Institutional Class and Investor Class, respectively.
(8)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.00% and 0.01% for Institutional Class and Investor Class, respectively.
(9)	Inception Date was October 31, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

INFLATION PROTECTED BOND FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Par	Value
U.S. TREASURY OBLIGATIONS — 92.7%
U.S. Treasury Inflationary Index Bonds
2.38%, 01/15/17	$150,000	$184,620
0.13%, 04/15/17	10,583,300	11,177,073
0.13%, 04/15/18	37,060,000	38,536,905
1.38%, 07/15/18	3,300,000	3,840,836
0.13%, 04/15/19	6,920,000	7,079,639
1.38%, 01/15/20	5,560,000	6,510,620
0.13%, 04/15/20	11,955,000	12,189,944
1.25%, 07/15/20	5,480,000	6,368,382
1.13%, 01/15/21	11,510,000	13,182,424
0.63%, 07/15/21	1,080,000	1,171,573
0.13%, 01/15/22	6,874,200	7,129,891
0.13%, 07/15/22	4,945,000	5,055,174
0.13%, 01/15/23	14,509,000	14,627,169
0.38%, 07/15/23	16,440,000	16,794,026
0.63%, 01/15/24	21,231,000	21,920,494
0.13%, 07/15/24	6,762,000	6,581,125
0.25%, 01/15/25	16,575,000	16,265,081
2.38%, 01/15/25	10,485,200	15,502,042
2.00%, 01/15/26	4,675,000	6,405,823
2.38%, 01/15/27	4,275,000	6,008,465
1.75%, 01/15/28	7,330,000	9,390,011
3.63%, 04/15/28	3,300,000	6,588,159
2.50%, 01/15/29	5,005,000	6,809,932
3.88%, 04/15/29	4,875,000	9,953,608
3.38%, 04/15/32	627,100	1,180,227
2.13%, 02/15/40	2,787,600	3,764,719
2.13%, 02/15/41	4,138,900	5,556,733
0.75%, 02/15/42	7,369,400	7,108,815
0.63%, 02/15/43	10,635,000	9,727,856
1.38%, 02/15/44	5,808,700	6,308,365
0.75%, 02/15/45	5,670,000	5,216,779

Total U.S. Treasury Obligations (Cost $288,692,612)		288,136,510

FOREIGN GOVERNMENT
INFLATION-LINKED BOND — 4.2%
Germany — 0.4%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.75%, 04/15/18(E)	1,045,000	1,293,416
Deutsche Bundesrepublik Inflation Linked Bond
1.50%, 04/15/16(E)	5,000	6,538

		1,299,954

Italy — 1.8%
Italy Buoni Poliennali Del Tesoro
2.10%, 09/15/16(E)	5,000	6,131
2.60%, 09/15/23(E)	235,000	337,159
2.35%, 09/15/24(E)	3,730,000	4,615,501
2.55%, 09/15/41(E)	415,000	569,883

		5,528,674

Mexico — 1.0%
Mexican Udibonos
4.00%, 06/13/19(M)	8,500,000	3,098,833

	Par	Value
New Zealand — 1.0%
New Zealand Government Bond
3.00%, 09/20/30(Z)	$4,176,000	$3,250,621

Total Foreign Government Inflation-Linked Bonds (Cost $12,963,521)		13,178,082

	Number of Contracts
PURCHASED OPTIONS — 0.1%
Call Options — 0.0%
10-Year Treasury Note, Strike Price $128.50, Expires 08/21/15 (JPM)	96	40,500
30-Year Treasury Bond, Strike Price $151.00, Expires 07/24/15 (JPM)	36	77,625
	Notional Amount
Australia Dollar vs. U.S. Dollar, Strike Price $0.815, Expires 08/13/15 (DEUT)	$3,800,000	4,196
British Pound vs. U.S. Dollar, Strike Price $1.61, Expires 07/10/15 (CITI)	1,965,000	1,642
U.S. Dollar vs. Canadian Dollar, Strike Price $1.22, Expires 07/02/15 (CITI)	11,430,000	126
U.S. Dollar vs. Norwegian Krone, Strike Price $7.00, Expires 07/15/15 (BOA)	5,990,000	24

		124,113

	Number of Contracts
Put Options — 0.1%
10-Year Treasury Note, Strike Price $125.50, Expires 07/24/15 (JPM)	39	20,719
90-Day Euro, Strike Price $98.50, Expires 07/10/15 (JPM)	7	44
90-Day Euro, Strike Price $98.50, Expires 08/14/15 (JPM)	186	5,812
90-Day Euro, Strike Price $98.75, Expires 07/10/15 (JPM)	373	18,650
	Notional Amount
Australia Dollar vs. Japanese Yen, Strike Price $92.50, Expires 07/22/15 (BAR)	$9,860,000	32,012
Australia Dollar vs. U.S. Dollar, Strike Price $0.7525, Expires 08/28/15 (BNP)	3,990,000	34,137
Australia Dollar vs. U.S. Dollar, Strike Price $0.76, Expires 07/0215 (HSBC)	7,915,000	2,876
Australia Dollar vs. U.S. Dollar, Strike Price $0.78, Expires 08/13/15 (DEUT)	3,800,000	58,550
British Pound vs. U.S. Dollar, Strike Price $1.54, Expires 07/10/15 (CITI)	1,965,000	1,553

See Notes to Financial Statements.

	Notional Amount	Value
Canadian Dollar vs. Japanese Yen, Strike Price $98.50, Expires 07/17/15 (DEUT)	$9,415,000	$88,866
Switzerland Francs vs. Swedish Kronor, Strike Price $8.25, Expires 08/28/15 (JPM)	2,905,000	2,539
U.S. Dollar vs. Canadian Dollar, Strike Price $1.28, Expires 07/02/15 (CITI)	11,430,000	194
U.S. Dollar vs. Swedish Kronor, Strike Price $7.80, Expires 08/28/15 (UBS)	6,085,000	17,367

		283,319

Total Purchased Options (Cost $650,487)		407,432

	Shares
MONEY MARKET FUND — 2.6%
GuideStone Money Market Fund (Investor Class)¥ (Cost $7,954,586)	7,954,586	7,954,586

TOTAL INVESTMENTS — 99.6% (Cost $310,261,206)		309,676,610

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $128.00, Expires 07/24/15 (JPM)	(14)	(3,719)
10-Year U.S. Treasury Note, Strike Price $130.50, Expires 08/21/15 (JPM)	(96)	(16,500)
	Notional Amount
Australia Dollar vs. U.S. Dollar, Strike Price $0.82, Expires 08/13/15 (DEUT)	$(3,800,000)	(3,231)
Euro vs. U.S. Dollar, Strike Price $1.15, Expires 08/03/15 (DEUT)	(2,755,000)	(13,889)
Euro vs. U.S. Dollar, Strike Price $1.16, Expires 08/06/15 (DEUT)	(2,725,000)	(12,325)
Switzerland Franc vs. Swedish Kronor, Strike Price $9.75, Expires 08/28/15 (JPM)	(3,540,625)	(4,991)
U.S. Dollar vs. Japanese Yen, Strike Price $113.50, Expires 10/30/15 (DEUT)	(3,065,000)	(9,716)
U.S. Dollar vs. Japanese Yen, Strike Price $113.50, Expires 10/30/15 (BAR)	(3,020,000)	(8,220)

		(72,591)

Put Options — (0.1)%
Australia Dollar vs. U.S. Dollar, Strike Price $0.78, Expires 08/13/15 (HSBC)	(3,800,000)	(58,339)

	Notional Amount	Value
Australia Dollar vs. U.S. Dollar, Strike Price $0.795, Expires 10/29/15 (BNP)	$(3,990,000)	$(34,676)
U.S. Dollar vs. Japanese Yen, Strike Price $126.50, Expires 10/30/15 (DEUT)	(3,065,000)	(26,831)
U.S. Dollar vs. Japanese Yen, Strike Price $126.50, Expires 10/30/15 (BAR)	(3,020,000)	(24,157)

		(144,003)

Total Written Options (Premiums received $(362,881))		(216,594)

Other Assets in Excess of Liabilities — 0.5%		1,500,495

NET ASSETS — 100.0%		$310,960,511

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Treasury Obligations	92.7
Foreign Government Inflation-Linked Bonds	4.2
Money Market Fund	2.6
Purchased Options	0.1
Written Options	(0.1)

99.5

See Notes to Financial Statements.

INFLATION PROTECTED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Government Inflation-Linked Bonds	$13,178,082	$—	$13,178,082	$—
Money Market Fund	7,954,586	7,954,585	—	—
Purchased Options	407,432	163,350	244,082	—
U.S. Treasury Obligations	288,136,510	—	288,136,510	—

Total Assets — Investments in Securities	$309,676,610	$8,117,935	$301,558,674	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$347,554	$—	$347,554	$—
Futures Contracts	549,073	549,073	—	—

Total Assets — Other Financial Instruments	$896,627	$549,073	$347,554	$—

Liabilities:
Investments in Securities:
Written Options	$(216,594)	$(20,219)	$(196,375)	$—

Total Liabilities — Investments in Securities	$(216,594)	$(20,219)	$(196,375)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

See Notes to Financial Statements.

FLEXIBLE INCOME FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Par	Value
CORPORATE BONDS — 6.3%
CHS/Community Health Systems, Inc.
8.00%, 11/15/19	$750,000	$792,187
CIT Group, Inc.
6.63%, 04/01/18 144AΔ	1,000,000	1,063,750
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/20	750,000	784,688
CommScope Holding Co., Inc. Cash coupon 6.63% or PIK
7.38%, 06/01/20 144A	750,000	780,937
Hertz Corporation
6.75%, 04/15/19	1,200,000	1,241,280
Momentive Performance Materials, Inc.
3.88%, 10/24/21Δ	100,000	90,250
NBTY, Inc.
9.00%, 10/01/18Δ	600,000	621,750
Sprint Communications, Inc.
9.00%, 11/15/18 144A	1,200,000	1,358,112
Talen Energy Supply LLC
5.13%, 07/15/19 144A	800,000	788,000
T-Mobile USA, Inc.
6.46%, 04/28/19Δ	1,200,000	1,239,000
Valeant Pharmaceuticals International
6.38%, 10/15/20 144A	300,000	316,688

Total Corporate Bonds (Cost $9,111,881)		9,076,642

FOREIGN BONDS — 2.0%
Canada — 0.9%
Bombardier, Inc.
7.50%, 03/15/18 144A	700,000	735,000
Novelis, Inc.
8.75%, 12/15/20	500,000	531,250

		1,266,250

Luxembourg — 1.1%
ArcelorMittal
5.13%, 06/01/20	300,000	304,875
Intelsat Jackson Holdings SA
7.25%, 04/01/19	1,350,000	1,375,312

		1,680,187

Total Foreign Bonds (Cost $2,972,105)		2,946,437

LOAN AGREEMENTS — 84.6%
ABG Intermediate Holdings 2 LLC
Term B Loan
0.00%, 05/27/21 S	141,009	140,421
ABG Intermediate Holdings 2 LLC
Term Loan
0.00%, 05/27/21 S	342,451	341,023
Accudyne Industries Borrower SCA
Term Loan
4.00%, 12/13/19	1,839,946	1,772,788
Acosta, Inc.
Term B Loan
4.25%, 09/26/21	700,000	697,158

	Par	Value
ADS Waste Holdings, Inc.
Term B Loan
3.75%, 10/09/19	$1,203,936	$1,187,984
Advantage Sales & Marketing, Inc.
Term B Loan
4.25%, 07/25/21	992,500	986,982
Affinia Group, Inc.
Term B-2 Loan
4.75%, 04/25/20	821,402	821,402
Air Medical Group Holdings, Inc.
Term B Loan
4.50%, 04/28/22	500,000	495,940
AlixPartners LLP
Term B-2 Loan
4.00%, 07/02/20	982,688	977,469
Allflex Holdings III, Inc.
Term B Loan
4.25%, 07/17/20	922,568	917,567
Allied Security Holdings LLC
Term B Loan
4.25%, 02/14/21	364,658	363,976
American Energy-Marcellus LLC
Term Loan
5.25%, 08/04/20	1,000,000	771,880
American Pacific Corporation
Term B Loan
7.00%, 02/27/19	987,500	994,906
Ancestry.com, Inc.
Term B-1 Loan
4.50%, 12/28/18	742,597	743,064
Aramark Services, Inc.
Term F Loan
3.25%, 02/24/21	987,500	982,385
AssuredPartners Capital, Inc.
Term B Loan
5.00%, 04/01/21	744,377	743,916
Asurion LLC
Term B-1 Loan
5.00%, 05/24/19	1,217,983	1,220,017
Asurion LLC
Term Loan
8.50%, 03/03/21	500,000	507,345
Atlantic Power LP
Term Loan
4.75%, 02/24/21	618,265	619,038
Atrium Innovations, Inc.
Term B Loan
4.25%, 02/15/21	538,163	522,018
Azure Midstream Energy LLC
Term B Loan
7.50%, 11/15/18	435,218	431,954
B/E Aerospace, Inc.
Term B Loan
4.00%, 12/16/21	1,194,000	1,198,848
Berry Plastics Group, Inc.
Term D Loan
3.50%, 02/08/20	734,962	731,038
BJ’s Wholesale Club, Inc.
Term B Loan
4.50%, 09/26/19	1,227,859	1,225,476
BMC Software Finance, Inc.
Term B Loan
5.00%, 09/10/20	703,037	660,524

See Notes to Financial Statements.

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Brickman Group, Ltd. LLC (The)
Term B Loan
4.00%, 12/18/20	$1,484,962	$1,473,825
BWAY Holding Co.
Term B Loan
5.50%, 08/14/20	297,000	297,000
Calpine Corporation
Term B-5
3.50%, 05/27/22	1,000,000	990,250
Catalent Pharma Solutions, Inc.
Term B Loan
4.25%, 05/19/21	746,232	746,232
CDHR Parent, Inc.
Term Loan
5.25%, 07/01/21	1,241,869	1,237,994
Checkout Holding Corporation
Term B Loan
4.50%, 04/09/21	693,000	609,840
Chemours Co. (The)
Term B Loan
3.75%, 05/12/22	650,000	646,750
Chemstralia Proprietary, Ltd.
Term B Loan
7.25%, 02/26/22	498,750	498,750
Cincinnati Bell, Inc.
Term B Loan
4.00%, 09/10/20	727,547	726,944
Communications Sales & Leasing, Inc.
Term B Loan
5.00%, 10/24/22	650,000	637,540
Coveris Holdings SA
Term B Loan
4.50%, 05/08/19	556,784	557,246
CPG International, Inc.
Term B Loan
4.75%, 09/30/20	982,500	972,675
CS Intermediate Holdco 2 LLC
Term B Loan
4.00%, 04/04/21	742,500	740,458
Cumulus Media Holdings, Inc.
Term B Loan
4.25%, 12/23/20	1,023,130	970,695
CWGS Group LLC
Term B Loan
5.25%, 02/20/20	666,234	669,012
DaVita HealthCare Partners, Inc.
Term B Loan
3.50%, 06/24/21	495,000	494,569
Dealer Tire LLC
Term B Loan
4.70%-5.50%, 12/22/21	995,000	1,001,637
Dell International LLC
Term B-2 Loan
4.00%, 04/29/20	1,264,000	1,263,772
Delta 2 Lux S.à r.l.
Term B Loan
4.75%, 04/30/19	1,984,962	1,971,842
Dole Food Co., Inc.
Term B Loan
4.50%-5.75%, 11/01/18	469,991	470,137
Dollar Tree, Inc.
Term B-1 Loan
3.50%, 03/09/22	1,025,000	1,024,149

	Par	Value
Doosan Infracore International, Inc.
Term B Loan
4.50%, 05/28/21	$991,853	$996,812
DPx Holdings BV
Term B Loan
0.00%, 03/11/21	1,386,000	1,374,524
Drillships Ocean Ventures, Inc.
Term B Loan
5.50%, 07/25/21	650,000	551,687
Emerald US, Inc.
Term B Loan
0.00%, 05/16/21 S	675,000	668,250
Entegris, Inc.
Term B Loan
3.50%, 04/30/21	725,761	720,318
Fairmount Santrol, Inc.
Term B-2 Loan
4.50%, 09/05/19	1,228,125	1,161,352
Federal-Mogul Holdings Corporation
Term C Loan
4.75%, 04/15/21	372,188	367,770
Fieldwood Energy LLC
Term Loan
8.38%, 09/30/20	400,000	305,500
Filtration Group, Inc.
Term B Loan
4.25%, 11/15/20	493,750	492,827
First Data Corporation
Term C-1 Loan
3.68%, 03/24/18	750,000	746,918
FMG Resources August 2006 Proprietary, Ltd.
Term B Loan
3.75%, 06/30/19	345,715	306,273
Garda World Security Corporation
Term B Loan
4.00%, 11/08/20	946,768	942,820
Garda World Security Corporation Delayed Draw
Term B-DD Loan
4.00%, 11/08/20	242,196	241,187
Gardner Denver, Inc.
Term Loan
4.25%, 07/30/20	1,231,856	1,199,865
Genesys Telecommunications Laboratories, Inc.
Term B Loan
4.00%, 02/08/20	979,950	972,600
Granite Acquisition, Inc.
Term B Loan
5.00%, 12/17/21	953,065	962,577
Granite Acquisition, Inc.
Term C Loan
5.00%, 12/17/21	42,146	42,566
Granite Acquisition, Inc.
Term Loan
8.25%, 12/17/22	150,000	152,876
Gray Television, Inc.
Term Loan
3.75%, 06/13/21	970,900	969,929
Headwaters, Inc.
Term B Loan
4.50%, 03/24/22	1,000,000	1,000,000

See Notes to Financial Statements.

	Par	Value
HGIM Corporation
Term B Loan
5.50%-6.75%, 06/18/20	$735,641	$590,087
Hilton Worldwide Finance LLC
Term B Loan
3.50%, 10/25/20	1,105,500	1,105,677
HUB International, Ltd.
Term B Loan
4.00%, 10/02/20	1,719,484	1,705,522
Hudson’s Bay Co.
Term B Loan
4.75%, 11/04/20	276,250	276,628
Husky Injection Molding Systems, Ltd.
Term B Loan
4.25%, 06/30/21	983,593	977,652
Infinity Acquisition LLC
Term B Loan
4.00%, 08/06/21	744,375	737,549
Infor US, Inc.
Term B-3 Loan
3.75%, 06/03/20	1,206,099	1,186,873
Interactive Data Corporation
Term B Loan
4.75%, 05/02/21	990,000	992,475
ION Media Networks, Inc.
Term B Loan
4.75%, 12/18/20	989,030	989,030
J. Crew Group, Inc.
Term B Loan
4.00%, 03/05/21	644,059	554,335
Jazz Acquisition, Inc.
Term Loan
4.50%, 06/19/21	437,213	432,570
Jo-Ann Stores LLC
Term Loan
4.00%, 03/18/18	516,650	499,859
Kronos, Inc.
Term B Loan
4.50%, 10/30/19	547,182	546,635
Level 3 Financing, Inc.
Term B Loan
0.00%, 01/31/22	650,000	644,988
Liberty Cablevision of Puerto Rico LLC
Term Loan
4.50%, 01/07/22	800,000	797,336
Life Time Fitness, Inc.
Term B Loan
4.25%, 06/10/22	350,000	347,200
Lineage Logistics LLC
Term B Loan
4.50%, 04/07/21	985,634	965,922
LTS Buyer LLC
Term B Loan
4.00%, 04/13/20	1,225,000	1,216,964
MacDermid, Inc.
Term B-2 Loan
4.75%, 06/07/20	497,500	499,097
Mallinckrodt International Finance SA
Term B Loan
3.25%, 03/19/21	508,090	505,407
Mauser
Term Loan
0.00%, 07/31/21 S	625,000	623,050

	Par	Value
McJunkin Red Man Corporation
Term B Loan
5.00%-6.25%, 11/09/19	$334,970	$332,039
Media General, Inc.
Term B Loan
4.25%, 07/31/20	920,635	919,770
Methanol Holdings Trinidad, Ltd.
Term B Loan
0.00%, 06/19/22	300,000	297,000
Michaels Stores, Inc.
Term B Loan
3.75%, 01/28/20	571,954	569,890
Minerals Technologies, Inc.
Term B-1 Loan
0.00%, 05/09/21 S	379,187	378,872
Mission Broadcasting, Inc.
Term B-2 Loan
3.75%, 10/01/20	577,345	576,144
Mitel US Holdings, Inc.
Term B Loan
5.00%, 04/29/22	500,000	502,500
MPH Acquisition Holdings LLC
Term B Loan
3.75%, 03/31/21	1,076,878	1,069,566
Multi Packaging Solutions, Inc.
Term B Loan
4.25%, 09/30/20	987,500	982,148
Murray Energy Corporation
Term B-2 Loan
7.50%, 04/16/20	1,000,000	924,840
National Financial Partners Corporation
Term Loan
4.50%, 07/01/20	992,502	989,713
Nautilus Merger Sub, Inc.
Term B Loan
5.25%, 03/13/21	334,780	327,525
Neiman Marcus Group, Ltd. LLC
Term Loan
4.25%, 10/25/20	985,031	978,264
NewPage Corporation
Term B Loan
9.50%, 02/11/21	685,504	549,774
Nexstar Broadcasting, Inc.
Term B-2 Loan
3.75%, 10/01/20	654,718	653,356
North American Lifting Holdings, Inc.
Term Loan
5.50%, 11/27/20	492,690	474,830
10.00%, 11/27/21	250,000	227,918
Numericable US LLC
Term B-1 Loan
4.50%, 05/21/20	853,557	855,384
Numericable US LLC
Term B-2 Loan
4.50%, 05/21/20	738,443	740,023
Orion Engineered Carbons GmbH
Term B Loan
5.00%, 07/25/21	794,000	794,500

See Notes to Financial Statements.

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
OXEA S.à r.l.
Term Loan
8.25%, 07/15/20	$750,000	$703,125
Pacific Drilling SA
Term B Loan
4.50%, 06/03/18	784,000	629,160
Par Pharmaceutical Cos., Inc.
Term B Loan
4.00%, 09/28/19	1,952,262	1,950,173
Penn Products Terminals LLC
Term B Loan
4.75%, 04/14/22	598,500	599,625
Performance Food Group, Inc.
Term Loan
6.25%, 11/14/19	485,051	485,657
PetSmart, Inc.
Term B Loan
4.25%, 03/10/22	1,500,000	1,495,875
Polymer Group, Inc.
Term B Loan
5.25%, 12/19/19	997,563	1,000,885
Quebecor Media, Inc.
Term B-1 Loan
3.25%, 08/17/20	1,728,703	1,696,825
Quintiles Transnational Corporation
Term B Loan
3.25%, 05/12/22	483,190	483,393
RCS Capital Corporation
Term Loan
6.50%, 04/29/19	703,125	703,125
Restaruant Brands
Term B-2 Loan
0.00%, 12/12/21	876,482	875,263
Reynolds Group Holdings, Inc.
Term B Loan
4.50%, 12/01/18	972,216	974,851
Sabre GLBL, Inc.
Term B-2 Loan
4.50%, 02/19/19	982,500	980,967
SAM Finance Lux S.à r.l.
Term B Loan
4.25%, 12/17/20	486,196	485,286
Sandy Creek Energy Associates LP
Term B Loan
5.00%-6.25%, 11/08/20	280,501	279,799
SBA Senior Finance II LLC
Term B-2 Loan
3.25%, 06/10/22	997,000	985,166
Seadrill Operating LP
Term B Loan
4.00%, 02/21/21	492,500	370,917
Sedgwick Claims Management Services, Inc.
Term Loan
3.75%, 02/28/21	888,750	873,828
6.75%, 02/28/22	500,000	489,845
Sequa Corporation
Term B Loan
5.25%, 06/19/17	1,172,614	1,028,969
ServiceMaster Co. LLC (The)
Term B Loan
4.25%, 07/01/21	1,246,859	1,245,887

	Par	Value
Solenis International LP
Term Loan
4.25%, 07/31/21	$693,254	$689,358
Southcross Holdings Borrower LP
Term Loan
6.00%, 07/29/21	990,000	960,300
Spectrum Brands, Inc.
Term Loan
3.75%, 06/23/22	760,000	760,190
Spin Holdco, Inc.
Term B Loan
4.25%, 11/08/19	982,587	977,979
Staples, Inc.
Term B Loan
0.00%, 04/24/21 S	425,000	424,027
Styrolution Group GmbH
Term B-1 Loan
6.50%-15.50%, 09/30/19	496,752	499,236
Summit Materials LLC
Term B Loan
0.00%, 06/26/22 S	500,000	499,375
TierPoint LLC
Term B Loan
5.25%, 12/02/21	995,000	999,557
Time, Inc. Delayed Draw
Term B-DD Loan
4.25%, 04/24/21	994,975	992,487
TPF II Power LLC
Term B Loan
5.50%-6.75%, 10/02/21	748,125	754,140
TransUnion LLC
Term B Loan
3.75%, 04/09/21	987,500	978,089
Tribune Media Co.
Term B Loan
3.75%, 12/27/20	750,000	749,767
Tribune Publishing Co.
Term B Loan
5.75%, 08/04/21	524,439	523,784
TTM Technologies, Inc.
Term B Loan
6.00%, 05/31/21	325,000	319,312
Univar, Inc.
Term B Loan
0.00%, 07/01/22 S	345,000	344,462
Univision Communications, Inc.
Term C-4 Loan
4.00%. 03/01/20	1,343,840	1,331,840
Valeant Pharmaceuticals International, Inc.
Term BF1 Loan
4.00%, 04/02/22	1,645,875	1,643,126
Walter Investment Management Corporation
Term Loan
4.75%, 12/18/20	492,500	465,107
Weather Channel
Term Loan
0.00%, 02/13/20	673,312	663,422
West Corporation
Term B-10 Loan
3.25%, 06/30/18	639,803	637,762
Westmoreland Coal Co.
Term B Loan
7.50%, 12/16/20	447,750	436,556

See Notes to Financial Statements.

	Par	Value
WideOpenWest Finance LLC
Term B Loan
4.50%, 04/01/19	$904,531	$902,143
William Morris Endeavor Entertainment LLC
Term B Loan
5.25%, 05/06/21	1,485,000	1,480,545
WMG Acquisition Corporation
Term B Loan
3.75%, 07/01/20	1,167,166	1,148,387
Zayo Group LLC
Term B Loan
3.75%, 07/02/19	489,942	485,380
Zebra Technologies Corporation
Term B Loan
4.75%, 10/27/21	578,182	583,894
Ziggo BV Delayed Draw
Term B3-DD Loan
2.75%-3.50%, 01/15/22	509,489	502,866
Ziggo BV
Term B-1 Loan
3.25%, 01/15/22	480,723	474,474
Ziggo BV
Term B-2 Loan
3.50%, 01/15/22	309,787	305,760

Total Loan Agreements (Cost $122,926,109)		121,443,945

	Shares
MONEY MARKET FUNDS — 8.9%
GuideStone Money Market Fund (Investor Class)¥	11,463,422	11,463,422
Northern Institutional Liquid Assets Portfolio§	1,258,450	1,258,450

Total Money Market Funds (Cost $12,721,872)		12,721,872

TOTAL INVESTMENTS — 101.8% (Cost $147,731,967)		146,188,896

Liabilities in Excess of Other Assets — (1.8)%		(2,565,481)

NET ASSETS — 100.0%		$143,623,415

PORTFOLIO SUMMARY (based on net assets)

%
Loan Agreements	84.6
Money Market Funds	8.9
Corporate Bonds	6.3
Foreign Bonds	2.0

101.8

See Notes to Financial Statements.

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Corporate Bonds	$9,076,642	$—	$9,076,642	$—
Foreign Bonds	2,946,437	—	2,946,437	—
Loan Agreements	121,443,945	—	113,982,724	7,461,221
Money Market Funds	12,721,872	12,721,872	—	—

Total Assets—Investments in Securities	$146,188,896	$12,721,872	$126,005,803	$7,461,221

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

The unobservable inputs used in the fair value measurement of the reporting entity’s loan agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Loan Agreements
Balance, 12/31/14	$11,263,387	$11,263,387
Accrued discounts/premiums	7,697	7,697
Realized gain (loss)(1)	(37,740)	(37,740)
Change in unrealized appreciation (depreciation)(2)	347,896	347,896
Purchases	2,077,956	2,077,956
Sales	(1,387,329)	(1,387,329)
Transfers in to Level 3(3)	2,168,282	2,168,282
Transfers out of Level 3(4)	(6,978,928)	(6,978,928)
Maturities	—	—
Paydowns	—	—

Balance, 06/30/15	$7,461,221	$7,461,221

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.
(3)

Transfers in to Level 3 represent the value of securities at June 30, 2015 that were transferred from Level 1 and Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

(4)

Transfers out of Level 3 represent the value of securities at June 30, 2015 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.

REAL ASSETS FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.2%
GuideStone Money Market Fund
(Institutional Class)¥	734,699	$734,699
GuideStone Inflation Protected Bond Fund
(Investor Class)*¥	1,417,208	14,498,042
GuideStone Flexible Income Fund
(Investor Class)¥	758,807	7,489,423
GuideStone Real Estate Securities Fund
(Institutional Class)¥	674,734	6,551,663
GuideStone Global Natural Resources Equity Fund
(Investor Class)¥	966,714	7,376,028
Credit Suisse Commodity Return Strategy Fund*	1,322,536	7,776,509

Total Mutual Funds (Cost $49,104,933)		44,426,364

TOTAL INVESTMENTS — 100.2% (Cost $49,104,933)		44,426,364
Liabilities in Excess of Other Assets — (0.2)%		(86,388)

NET ASSETS — 100.0%		$44,339,976

PORTFOLIO SUMMARY (based on net assets)

%
Real Return Select Funds	81.0
Credit Suisse Commodity Return Strategy	17.5
Fixed Income Select Funds	1.7

100.2

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$44,426,364	$44,426,364	$—	$—

Total Assets—Investments in Securities	$44,426,364	$44,426,364	$—	$—

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2015.

See Notes to Financial Statements.

REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS — 49.1%
Financial Services — 49.1%
Alexandria Real Estate Equities, Inc. REIT	12,184	$1,065,613
American Assets Trust, Inc. REITΔ	10,867	426,095
American Realty Capital Properties, Inc. REIT	79,954	650,026
American Residential Properties, Inc. REITΔ*	27,004	499,574
Apartment Investment & Management Co. Class A REIT	92,580	3,418,979
AvalonBay Communities, Inc. REIT	19,677	3,145,762
Boston Properties, Inc. REIT	29,402	3,558,818
Brixmor Property Group, Inc. REIT	48,266	1,116,393
Camden Property Trust REITΔ	26,973	2,003,554
Chesapeake Lodging Trust REITΔ	75,134	2,290,084
Columbia Property Trust, Inc. REITΔ	18,759	460,533
CoreSite Realty Corporation REITΔ	27,200	1,235,968
Cousins Properties, Inc. REITΔ	46,583	483,532
CubeSmart REITΔ	74,413	1,723,405
DCT Industrial Trust, Inc. REITΔ	30,960	973,382
DDR Corporation REITΔ	8,102	125,257
DiamondRock Hospitality Co. REITΔ	76,651	981,899
Duke Realty Corporation REIT	63,479	1,178,805
DuPont Fabros Technology, Inc. REITΔ	30,960	911,772
Education Realty Trust, Inc. REITΔ	42,808	1,342,459
Equinix, Inc. REIT	8,930	2,268,220
Equity Commonwealth REIT*	65,400	1,678,818
Equity Lifestyle Properties, Inc. REITΔ	28,197	1,482,598
Equity One, Inc. REIT	78,023	1,821,057
Equity Residential REIT	86,855	6,094,615
Essex Property Trust, Inc. REIT	20,159	4,283,788
Extra Space Storage, Inc. REITΔ	23,035	1,502,343
Federal Realty Investment Trust REIT	24,060	3,081,845
First Industrial Realty Trust, Inc. REIT	35,354	662,180
General Growth Properties, Inc. REIT	213,626	5,481,643
HCP, Inc. REIT	28,081	1,024,114
Health Care REIT, Inc.	72,579	4,763,360
Healthcare Trust of America, Inc. Class A REITΔ	59,252	1,419,085
Home Properties, Inc. REIT	3,111	227,259
Host Hotels & Resorts, Inc. REITΔ	35,947	712,829
Hudson Pacific Properties, Inc. REIT	83,322	2,363,845
Kilroy Realty Corporation REIT	30,058	2,018,395
Kimco Realty Corporation REIT	136,112	3,067,964
Kite Realty Group Trust REITΔ	32,040	784,019
LTC Properties, Inc. REITΔ	17,733	737,693

	Shares	Value
Macerich Co. (The) REIT	24,174	$1,803,380
Mack-Cali Realty Corporation REITΔ	13,277	244,695
Medical Properties Trust, Inc. REITΔ	48,918	641,315
National Health Investors, Inc. REITΔ	13,709	854,071
National Retail Properties, Inc. REIT	43,866	1,535,749
Paramount Group, Inc. REIT	41,011	703,749
Pebblebrook Hotel Trust REITΔ	86,654	3,715,724
Pennsylvania Real Estate Investment Trust REITΔ	63,661	1,358,526
Physicians Realty Trust REITΔ	140,247	2,154,194
Piedmont Office Realty Trust, Inc. Class A REIT	6,470	113,807
Post Properties, Inc. REIT	4,412	239,880
Prologis, Inc. REIT	173,887	6,451,208
Public Storage REIT	28,011	5,164,388
Regency Centers Corporation REITΔ	1,391	82,041
Retail Properties of America, Inc. Class A REIT	40,762	567,815
Simon Property Group, Inc. REIT	67,035	11,598,396
Sovran Self Storage, Inc. REIT	6,830	593,595
Spirit Realty Capital, Inc. REIT	317,373	3,068,997
STORE Capital Corporation REIT	25,257	507,666
Strategic Hotels & Resorts, Inc. REIT*	114,573	1,388,625
Sunstone Hotel Investors, Inc. REITΔ	90,671	1,360,972
Taubman Centers, Inc. REIT	9,912	688,884
UDR, Inc. REITΔ	7,406	237,214
Ventas, Inc. REITΔ	51,244	3,181,740
Vornado Realty Trust REITΔ	66,746	6,336,198

		127,660,409

Total Common Stocks (Cost $134,243,742)		127,660,409

FOREIGN COMMON STOCKS — 48.2%
Australia — 5.9%
Dexus Property Group REIT	222,967	1,255,822
Federation Centres REIT	1,079,718	2,432,528
Goodman Group REIT	369,512	1,787,560
GPT Group (The) REITΔ	347,859	1,148,713
Ingenia Communities Group REIT	1,573,527	522,044
Mirvac Group REIT	142,129	202,871
Scentre Group REIT	522,946	1,513,048
Stockland REIT	834,159	2,638,744
Westfield Corporation REIT	554,452	3,901,427

		15,402,757

Belgium — 0.2%
Befimmo SA REIT	10,221	625,010

Canada — 2.3%
Allied Properties Real Estate Investment Trust REIT	61,595	1,747,740
Calloway Real Estate Investment Trust REIT	51,997	1,203,966
Canadian Apartment Properties REIT	28,584	631,640
Chartwell Retirement Residences	105,038	965,441

See Notes to Financial Statements.

	Shares	Value
First Capital Realty, Inc.	74,206	$1,062,292
Pure Industrial Real Estate Trust REIT	93,360	352,062

		5,963,141

Finland — 0.3%
Citycon OYJΔ*	205,000	512,397
Citycon OYJ +Δ*	136,263	340,589

		852,986

France — 3.7%
Gecina SA REIT	8,704	1,072,741
ICADE REIT	12,750	910,572
Klepierre REIT	72,189	3,175,341
Societe Fonciere Lyonnaise SA REIT	3,090	139,690
Unibail-Rodamco SE REIT	16,764	4,236,883

		9,535,227

Germany — 2.9%
Deutsche Annington Immobilien SE	145,137	4,093,699
Deutsche Wohnen AG	104,250	2,388,970
LEG Immobilien AG*	8,582	596,257
TLG Immobilien AG	32,000	517,470

		7,596,396

Hong Kong — 8.0%
Cheung Kong Property Holdings, Ltd.*	135,508	1,124,054
China Resources Land, Ltd.	172,000	558,056
Hang Lung Properties, Ltd.	269,000	799,898
Henderson Land Development Co., Ltd.Δ	64,600	442,109
Hongkong Land Holdings, Ltd.	429,428	3,564,252
Link REIT (The)	381,068	2,231,875
New World Development Co., Ltd.	2,380,337	3,113,780
Sino Land Co., Ltd.	120,000	200,631
Sun Hung Kai Properties, Ltd.	368,474	5,970,462
Swire Properties, Ltd.	638,108	2,037,421
Wharf Holdings, Ltd. (The)	106,000	705,614

		20,748,152

Ireland — 0.3%
Hibernia REIT PLC	510,000	716,404

Italy — 0.2%
Beni Stabili SpA REITΔ	631,241	468,691

Japan — 11.8%
Aeon Mall Co., Ltd.	41,500	777,881
Daibiru Corporation	41,000	379,564
Global One Real Estate Investment Corporation REIT	261	992,732
Hulic Reit, Inc. REIT	240	342,003
Industrial & Infrastructure Fund Investment Corporation REIT	146	659,705
Invesco Office J-Reit, Inc. REITΔ	631	542,912
Japan Logistics Fund, Inc. REIT	282	567,295
Japan Real Estate Investment Corporation REIT	347	1,576,435
Japan Retail Fund Investment Corporation REIT	929	1,858,987
Kenedix Office Investment Corporation REIT	133	667,255

	Shares	Value
Kenedix Residential Investment Corporation REIT	144	$426,523
Mitsubishi Estate Co., Ltd.	224,695	4,840,531
Mitsui Fudosan Co., Ltd.	241,098	6,751,177
Mori Hills REIT Investment Corporation	899	1,163,554
Nippon Accommodations Fund, Inc. REIT	124	479,242
Nippon Building Fund, Inc. REIT	137	600,008
Nippon Prologis REIT, Inc.	656	1,208,174
Nomura Real Estate Master Fund, Inc. REIT	198	251,737
Nomura Real Estate Office Fund, Inc. REIT	240	1,088,369
NTT Urban Development Corporation	153,100	1,523,682
Sekisui House Reit, Inc. REITΔ*	394	431,715
Sumitomo Realty & Development Co., Ltd.	39,147	1,373,352
Tokyo Tatemono Co., Ltd.	124,986	1,736,136
Top REIT, Inc.	106	447,783

		30,686,752

Jersey — 0.1%
LXB Retail Properties PLC*	142,257	196,698

Netherlands — 0.4%
Eurocommercial Properties NV	7,826	326,352
Wereldhave NV REIT	14,500	823,302

		1,149,654

Singapore — 2.8%
Ascendas Real Estate Investment Trust REITΔ	621,800	1,135,708
CapitaCommercial Trust REIT	627,004	726,232
CapitaLand Retail China Trust REIT	166,904	215,624
CapitaLand, Ltd.	769,259	1,999,040
City Developments, Ltd.	31,056	225,510
Fortune Real Estate Investment Trust REIT	503,582	507,379
Frasers Centrepoint Trust REIT	157,306	240,599
Global Logistic Properties, Ltd.	528,800	993,328
Mapletree Industrial Trust REIT	547,600	634,262
Suntec Real Estate Investment Trust REIT	156,800	200,824
UOL Group, Ltd.	92,638	475,966

		7,354,472

Spain — 0.3%
Inmobiliaria Colonial SA*	696,309	489,834
Lar Espana Real Estate Socimi SA REIT	22,428	247,638

		737,472

Sweden — 1.9%
Castellum AB	30,000	421,600
Fabege AB	125,895	1,717,609
Hemfosa Fastigheter AB	64,607	658,551
Hufvudstaden AB Class A	55,500	675,519
Kungsleden ABΔ	85,000	576,760
Pandox AB*	59,000	786,444

		4,836,483

Switzerland — 0.4%
PSP Swiss Property AGΔ*	13,500	1,155,142

See Notes to Financial Statements.

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
United Kingdom — 6.7%
Big Yellow Group PLC REIT	48,287	$483,674
British Land Co. PLC (The) REIT	328,823	4,099,696
Capital & Counties Properties PLC	132,000	902,621
Derwent London PLC REIT	18,888	1,009,631
Great Portland Estates PLC REIT	134,120	1,635,301
Hammerson PLC REIT	273,583	2,645,816
Land Securities Group PLC REIT	204,783	3,874,030
Quintain Estates & Development PLC*	531,152	884,641
Segro PLC REIT	107,906	688,019
ST Modwen Properties PLC	82,000	583,524
Workspace Group PLC REIT	44,037	622,388

		17,429,341

Total Foreign Common Stocks (Cost $129,297,542)		125,454,778

MONEY MARKET FUNDS — 12.0%
GuideStone Money Market Fund (Investor Class)¥	5,678,411	5,678,411
Northern Institutional Liquid Assets Portfolio§	25,604,537	25,604,537

Total Money Market Funds (Cost $31,282,948)		31,282,948

TOTAL INVESTMENTS — 109.3% (Cost $294,824,232)		284,398,135
Liabilities in Excess of Other Assets — (9.3)%		(24,166,098)

NET ASSETS — 100.0%		$260,232,037

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	49.1
Foreign Common Stocks	48.2
Money Market Funds	12.0

109.3

See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$127,660,409	$127,660,409	$—	$—
Foreign Common Stocks:
Australia	15,402,757	15,402,757	—	—
Belgium	625,010	625,010	—	—
Canada	5,963,141	5,963,141	—	—
Finland	852,986	512,397	—	340,589
France	9,535,227	9,535,227	—	—
Germany	7,596,396	7,596,396	—	—
Hong Kong	20,748,152	20,748,152	—	—
Ireland	716,404	716,404	—	—
Italy	468,691	468,691	—	—
Japan	30,686,752	30,686,752	—	—
Jersey	196,698	196,698	—	—
Netherlands	1,149,654	1,149,654	—	—
Singapore	7,354,472	7,354,472	—	—
Spain	737,472	737,472	—	—
Sweden	4,836,483	4,836,483	—	—
Switzerland	1,155,142	1,155,142	—	—
United Kingdom	17,429,341	17,429,341	—	—
Money Market Funds	31,282,948	31,282,948	—	—

Total Assets—Investments in Securities	$284,398,135	$284,057,546	$—	$340,589

Liabilities:
Other Financial Instruments***
Futures Contracts	$(131,962)	$(131,962)	$—	$—

Total Liabilities—Other Financial Instruments	$(131,962)	$(131,962)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2014 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of June 30, 2015 is $97,619,447.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending June 30, 2015.

See Notes to Financial Statements.

GLOBAL NATURAL RESOURCES EQUITY FUND SCHEDULE OF INVESTMENTS	June 30, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS — 33.9%
Energy — 29.4%
Antero Resources CorporationΔ*	296,017	$10,165,224
Cabot Oil & Gas CorporationΔ	325,592	10,269,172
Concho Resources, Inc.*	25,595	2,914,247
Denbury Resources, Inc.Δ	754,050	4,795,758
EOG Resources, Inc.	86,528	7,575,526
Laredo Petroleum, Inc.Δ*	855,987	10,768,317
Noble Energy, Inc.Δ	203,093	8,668,009
Range Resources CorporationΔ	210,793	10,408,958
Rosetta Resources, Inc.Δ*	420,243	9,724,423
Southwestern Energy Co.Δ*	385,830	8,769,916

		84,059,550

Materials & Processing — 4.5%
Mosaic Co. (The)	182,070	8,529,979
Newmont Mining Corporation	38,000	887,680
Royal Gold, Inc.Δ	57,000	3,510,630

		12,928,289

Total Common Stocks (Cost $121,787,329)		96,987,839

FOREIGN COMMON STOCKS — 59.0%
Australia — 6.5%
Evolution Mining, Ltd.	1,496,769	1,328,059
Gold Road Resources, Ltd. Δ*	3,061,538	1,003,906
Gryphon Minerals, Ltd.Δ*	1,176,000	57,163
Iluka Resources, Ltd.Δ	1,446,256	8,569,807
Mineral Resources, Ltd.Δ	1,079,317	5,496,137
Newcrest Mining, Ltd.*	222,000	2,230,122

		18,685,194

Bermuda — 3.0%
Kosmos Energy, Ltd.*	997,630	8,410,021

Canada — 42.0%
Agnico Eagle Mines, Ltd.Δ	139,800	3,966,117
Alamos Gold, Inc.Δ	236,000	1,335,817
Argonaut Gold, Inc.Δ*	606,000	815,116
Asanko Gold, Inc.Δ*	411,000	712,115
AuRico Gold, Inc.Δ	502,000	1,425,680
B2Gold CorporationΔ*	2,781,191	4,254,049
Bear Creek Mining CorporationΔ*	352,100	262,172
Belo Sun Mining CorporationΔ*	581,300	114,026
Castle Mountain Mining Co., Ltd.*	260,000	70,777
Continental Gold, Inc.Δ*	472,900	1,139,655
Corvus Gold, Inc.Δ*	280,000	148,928
Eastmain Resources, Inc.Δ*	259,000	87,094
Eldorado Gold CorporationΔ	817,000	3,382,380
First Quantum Minerals, Ltd.	1,406,770	18,392,757
Fortuna Silver Mines, Inc.Δ*	102,000	373,320
Franco-Nevada CorporationΔ	62,000	2,954,300
Gold Canyon Resources, Inc.Δ*	252,000	28,247
Goldcorp, Inc.Δ	568,109	9,203,366
Guyana Goldfields, Inc.Δ*	415,000	1,315,773
HudBay Minerals, Inc.Δ	657,140	5,473,976
Integra Gold Corporation@Δ*	2,121,100	543,436
Klondex Mines, Ltd.Δ*	412,000	1,121,537
Lundin Gold, Inc.Δ*	67,000	211,353
MAG Silver CorporationΔ*	60,000	469,800
New Gold, Inc.Δ*	741,873	1,995,349
NOVAGOLD Resources, Inc.Δ*	175,000	598,500

	Shares	Value
Orezone Gold Corporation*	1,354,400	$384,958
Osisko Gold Royalties, Ltd.Δ	111,700	1,405,864
Painted Pony Petroleum, Ltd.*	434,830	2,771,214
Peyto Exploration & Development CorporationΔ	358,088	8,752,944
Premier Gold Mines, Ltd.*	363,500	704,299
Pretium Resources, Inc.Δ*	207,000	1,121,242
Primero Mining CorporationΔ*	211,000	820,790
Romarco Minerals, Inc.Δ*	1,474,000	501,561
Roxgold, Inc.*	940,800	579,997
Rubicon Minerals CorporationΔ*	505,000	529,663
Sabina Gold & Silver Corporation*	576,000	202,914
SEMAFO, Inc.*	657,000	1,767,430
Silver Wheaton CorporationΔ	156,000	2,705,040
Sulliden Mining Capital, Inc.*	44,700	8,589
Tahoe Resources, Inc.	250,282	3,033,845
Timmins Gold CorporationΔ*	705,962	395,655
TMAC Resources, Inc.+@*	126,000	605,284
Torex Gold Resources, Inc.Δ*	1,309,000	1,184,283
Tourmaline Oil Corporation*	323,859	9,728,735
Turquoise Hill Resources, Ltd.Δ*	5,557,988	21,064,775
Yamana Gold, Inc.	456,562	1,371,992

		120,036,714

Chile — 3.5%
Sociedad Quimica y Minera de Chile SA ADR	627,919	10,059,262

Jersey — 1.4%
Lydian International, Ltd.Δ*	637,000	265,204
Randgold Resources, Ltd. ADRΔ	57,000	3,816,150

		4,081,354

United Kingdom — 2.6%
Acacia Mining PLC	73,000	346,281
Amara Mining PLCΔ*	1,227,600	265,217
Fresnillo PLCΔ	111,000	1,210,389
Ophir Energy PLC*	3,150,412	5,603,460

		7,425,347

Total Foreign Common Stocks (Cost $210,838,641)		168,697,892

MONEY MARKET FUNDS — 36.3%
GuideStone Money Market Fund (Investor Class)¥	19,335,153	19,335,153
Northern Institutional Liquid Assets Portfolio§	84,256,639	84,256,639

Total Money Market Funds (Cost $103,591,792)		103,591,792

TOTAL INVESTMENTS — 129.2% (Cost $436,217,762)		369,277,523

Liabilities in Excess of Other Assets — (29.2)%		(83,420,787)

NET ASSETS — 100.0%		$285,856,736

See Notes to Financial Statements.

PORTFOLIO SUMMARY (based on net assets)

%
Foreign Common Stocks	59.0
Money Market Funds	36.3
Energy	29.4
Materials & Processing	4.5

129.2

VALUATION HIERARCHY

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$96,987,839	$96,987,839	$—	$—
Foreign Common Stocks:
Australia	18,685,194	18,685,194	—	—
Bermuda	8,410,021	8,410,021	—	—
Canada	120,036,714	119,431,430	—	605,284
Chile	10,059,262	10,059,262	—	—
Jersey	4,081,354	4,081,354	—	—
United Kingdom	7,425,347	7,425,347	—	—
Money Market Funds	103,591,792	103,591,792	—	—

Total Assets — Investments in Securities	$369,277,523	$368,672,239	$—	$605,284

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2014 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of June 30, 2015 is $25,764,260.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending June 30, 2015.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2015 (Unaudited)

	Inflation Protected Bond Fund	Flexible Income Fund
Assets
Investments in securities of unaffiliated issuers, at value	$301,722,024	$134,725,474
Investments in securities of affiliated issuers, at value	7,954,586	11,463,422

Total investments (1)(2)	309,676,610	146,188,896
Cash	—	1,641,334
Cash collateral for derivatives	1,000,000	—
Foreign currency(3)	—	—
Receivables:
Dividends and reclaims	65	85
Interest	1,002,100	601,448
Securities lending	—	157
Receivable from advisor	—	—
Investment securities sold	1,365,325	321,135
Fund shares sold	3,154	47,679
Variation margin on financial futures contracts	32,196	—
Unrealized appreciation on foreign currency exchange contracts	594,255	—
Prepaid expenses and other assets	35,139	17,483

Total Assets	313,708,844	148,818,217

Liabilities
Cash overdraft	—	—
Foreign currency overdraft(3)	276,890	—
Options written at value (4)	216,594	—
Unrealized depreciation on foreign currency exchange contracts	246,701	—
Collateral held for securities on loan at value	—	1,258,450
Payables:
Investment securities purchased	1,822,484	3,760,088
Fund shares redeemed	33,722	—
Variation margin on financial futures contracts	20,704	—
Securities lending	—	24
Deferred foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	76,856	74,933
Shareholder servicing fees	13,480	29,445
Other expenses	40,902	71,862

Total Liabilities	2,748,333	5,194,802

Net Assets	$310,960,511	$143,623,415

Net Assets Consist of:
Paid-in-capital	$318,550,621	$145,331,859
Undistributed (distributions in excess of) net investment income	(3,903,781)	326,499
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency translations and derivative transactions	(4,147,852)	(491,872)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	461,523	(1,543,071)

Net Assets	$310,960,511	$143,623,415

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$244,963,247	N/A

Institutional shares outstanding	23,953,201	N/A

Net asset value, offering and redemption price per Institutional share	$10.23	N/A

Net assets applicable to the Investor Class	$65,997,264	$143,623,415

Investor shares outstanding	6,455,006	14,547,077

Net asset value, offering and redemption price per Investor share	$10.22	$9.87

(1) Investments in securities of unaffiliated issuers, at cost	$302,306,620	$136,268,545
Investments in securities of affiliated issuers, at cost	7,954,586	11,463,422

Total investments at cost	$310,261,206	$147,731,967

(2) Includes securities loaned of:	$—	$1,234,274

(3) Foreign currency at cost	$(272,989)	$—

(4) Premiums received on options written	$362,881	$—

See Notes to Financial Statements.

Real Assets Fund	Real Estate Securities Fund	Global Natural Resources Equity Fund

$7,776,509	$278,719,724	$349,942,370
36,649,855	5,678,411	19,335,153

44,426,364	284,398,135	369,277,523
—	—	—
—	302,000	—
—	502,994	—

21	1,039,340	49,647
—	—	—
—	6,266	103,581
5,296	—	—
—	6,195,337	2,168,963
4,701	2,706	4,422
—	8,520	—
—	—	—
11,685	24,103	21,916

44,448,067	292,479,401	371,626,052

—	—	1,320
—	—	51
—	—	—
—	—	—
—	25,604,537	84,256,639

—	6,201,540	1,175,407
79,465	212,984	—
—	—	—
—	939	15,534
—	—	2,640

—	151,630	244,706
9,468	22,174	61,875
19,158	53,560	11,144

108,091	32,247,364	85,769,316

$44,339,976	$260,232,037	$285,856,736

$49,770,496	$261,200,252	$361,616,227
182,234	210,350	(1,203,387)

(934,185)	9,381,808	(7,618,760)

(4,678,569)	(10,560,373)	(66,937,344)

$44,339,976	$260,232,037	$285,856,736

N/A	$157,088,086	N/A

N/A	16,174,450	N/A

N/A	$9.71	N/A

$44,339,976	$103,143,951	$285,856,736

4,814,703	10,591,655	37,473,495

$9.21	$9.74	$7.63

$12,455,078	$289,145,821	$416,882,609
36,649,855	5,678,411	19,335,153

$49,104,933	$294,824,232	$436,217,762

$—	$27,735,426	$109,540,023

$—	$500,306	$(51)

$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2015 (Unaudited)

	Inflation Protected Bond Fund		Flexible Income Fund
Investment Income
Dividends	$—		$—
Income distributions received from affiliated funds	684		583
Interest	(200,370	)(1)	3,090,938
Securities lending	—		702
Less foreign taxes withheld	—		—

Total Investment Income	(199,686)		3,092,223

Expenses
Investment advisory fees	472,378		491,388
Transfer agent fees:
Institutional shares	658		—
Investor shares	10,463		8,714
Custodian fees	28,677		58,540
Shareholder servicing fees:
Investor shares	272,770		165,928
Accounting and administration fees	36,177		28,605
Professional fees	29,554		36,179
Blue sky fees:
Institutional shares	1,829		—
Investor shares	8,194		9,727
Shareholder reporting fees:
Institutional shares	125		—
Investor shares	3,299		517
Trustee expenses	1,927		828
Line of credit facility fees	1,020		8,220
Other expenses	25,141		9,446

Total Expenses	892,212		818,092
Expenses waived/reimbursed net of amount recaptured(2)	(16,232)		(19,488)
Fees paid indirectly	—		—

Net expenses	875,980		798,604

Net Investment Income (Loss)	(1,075,666)		2,293,619

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	—		—
Investment securities	800,807		(381,787)
Futures transactions	(69,562)		—
Option contracts written	654,659		—
Option contracts purchased	(1,738,072)		—
Foreign currency	1,539,973		—

Net realized gain (loss)	1,187,805		(381,787)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(332,460)		1,557,473
Investment securities of unaffiliated issuers	—		—
Futures	1,692,692		—
Option contracts written	170,756		—
Option contracts purchased	(360,197)		—
Foreign currency	(309,700)		—

Net change in unrealized appreciation (depreciation)	861,091		1,557,473

Net Realized and Unrealized Gain (Loss)	2,048,896		1,175,686

Net Increase (Decrease) in Net Assets Resulting from Operations	$973,230		$3,469,305

(1)

Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds which exceeded the aggregate of interest. See Note 3 in Notes to Financial Statements.

(2)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Real Assets Fund	Real Estate Securities Fund	Global Natural Resources Equity Fund

$—	$4,064,296	$1,277,866
231,037	322	762
—	—	—
—	59,755	243,325
—	(185,395)	(102,080)

231,037	3,938,978	1,419,873

26,311	981,889	1,491,993

—	658	—
9,403	11,917	8,605
3,561	98,143	30,346

20,288	271,077	356,523
2,358	52,517	42,368
24,263	46,353	46,743

—	1,829	—
9,996	9,709	10,120

—	125	—
2,007	5,976	861
367	1,719	1,646
193	915	874
5,716	36,768	12,969

104,463	1,519,595	2,003,048
(54,648)	(15,759)	(17,857)
—	(14,117)	—

49,815	1,489,719	1,985,191

181,222	2,449,259	(565,318)

119,631	—	—
(854,895)	11,698,571	(3,917,300)
—	559,523	—
—	—	—
—	—	—
—	(7,586)	34,266

(735,264)	12,250,508	(3,883,034)

(1,644,745)	(22,211,902)	(2,460,667)
2,092,642	—	—
—	(282,611)	—
—	—	—
—	—	—
—	7,964	2,919

447,897	(22,486,549)	(2,457,748)

(287,367)	(10,236,041)	(6,340,782)

$(106,145)	$(7,786,782)	$(6,906,100)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Protected Bond Fund
	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
	(Unaudited)
Operations:
Net investment income	$(1,075,666)	$1,848,773
Net realized gain (loss) on investment securities, foreign currency and derivative	1,187,805	(2,019,972)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	861,091	7,575,645

Net increase (decrease) in net assets resulting from operations	973,230	7,404,446

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
Institutional shares	—	—
Investor shares	(939,145)	(6,199,837)
Distributions from net realized capital gains
Institutional shares	—	—
Investor shares	—	—

Total dividends and distributions	(939,145)	(6,199,837)

Capital Share Transactions(2) :
Proceeds from shares sold
Institutional shares	252,357,614	—
Investor shares	13,412,564	59,688,149
Reinvestment of dividends and distributions
Institutional shares	—	—
Investor shares	938,919	6,198,245

Total proceeds from shares sold and reinvested	266,709,097	65,886,394

Value of shares redeemed
Institutional shares	(3,093,024)	—
Investor shares	(255,602,668)	(38,288,496)

Total value of shares redeemed	(258,695,692)	(38,288,496)

Net increase (decrease) from capital share transactions(3)	8,013,405	27,597,898

Total increase (decrease) in net assets	8,047,490	28,802,507

Net Assets:
Beginning of Period	302,913,021	274,110,514

End of Period*	$310,960,511	$302,913,021

*Including undistributed (distributions in excess of) net investment income	$(3,903,781)	$(1,888,970)

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds for the Real Assets Fund.
(2)	Inception date for Institutional Class for Inflation Protected Bond Fund and Real Estate Securities Fund was May 1, 2015.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Flexible Income Fund		Real Assets Fund		Real Estate Securities Fund		Global Natural Resources Equity Fund
For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14	For the Six Months Ended 06/30/15	For the Year Ended 12/31/14
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$2,293,619	$3,662,738	$181,222	$756,020	$2,449,259	$5,638,480	$(565,318)	$(467,389)
(381,787)	40,485	(735,264)	266,616	12,250,508	13,572,357	(3,883,034)	3,148,999
1,557,473	(3,617,619)	447,897	(4,194,316)	(22,486,549)	18,175,114	(2,457,748)	(52,013,354)

3,469,305	85,604	(106,145)	(3,171,680)	(7,786,782)	37,385,951	(6,906,100)	(49,331,744)

—	—	—	—	(1,303,007)	—	—	—
(1,967,120)	(3,640,055)	—	(1,184,011)	(592,578)	(6,325,626)	—	(791,002)

—	—	—	—	(2,837,627)	—	—	—
—	(265,840)	—	(356,473)	(1,898,989)	(8,938,244)	—	(5,814,539)

(1,967,120)	(3,905,895)	—	(1,540,484)	(6,632,201)	(15,263,870)	—	(6,605,541)

—	—	—	—	167,617,636	—	—	—
15,898,819	26,735,107	3,793,823	40,888,566	27,112,490	40,370,589	41,435,808	82,926,908

—	—	—	—	4,135,260	—	—	—
1,960,751	3,905,895	—	1,539,255	2,491,110	15,248,884	—	6,602,552

17,859,570	30,641,002	3,793,823	42,427,821	201,356,496	55,619,473	41,435,808	89,529,460

—	—	—	—	(2,114,749)	—	—	—
(6,379,226)	(5,342,480)	(15,302,293)	(9,411,678)	(194,473,757)	(42,761,237)	(14,034,892)	(28,952,108)

(6,379,226)	(5,342,480)	(15,302,293)	(9,411,678)	(196,588,506)	(42,761,237)	(14,034,892)	(28,952,108)

11,480,344	25,298,522	(11,508,470)	33,016,143	4,767,990	12,858,236	27,400,916	60,577,352

12,982,529	21,478,231	(11,614,615)	28,303,979	(9,650,993)	34,980,317	20,494,816	4,640,067

130,640,886	109,162,655	55,954,591	27,650,612	269,883,030	234,902,713	265,361,920	260,721,853

$143,623,415	$130,640,886	$44,339,976	$55,954,591	$260,232,037	$269,883,030	$285,856,736	$265,361,920

$326,499	$—	$182,234	$1,012	$210,350	$(343,324)	$(1,203,387)	$(638,069)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains (2)	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(3)(4)	Expenses, Gross(3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
Inflation Protected Bond Fund
Institutional Class
2015(6)	$10.41	$0.12	#	$—		$(0.30)	$—	$—	$10.23	(1.73)%	$244,963	0.41%	0.42%	7.26%	25%
Investor Class
2015(7)	$10.22	$(0.58	)#	$—		$0.61	$(0.03)	$—	$10.22	0.30%	$65,997	0.63%	0.64%	(3.48)%	25%
2014	10.15	0.06	#	—	†	0.22	(0.21)	—	10.22	2.77	302,913	0.62	0.63	0.61	88
2013(8)	11.25	0.10	#	—	†	(1.06)	(0.09)	(0.05)	10.15	(8.64)	274,111	0.64	0.65	0.98	75
2012	11.16	0.21	#	—	†	0.46	(0.20)	(0.38)	11.25	6.06	197,762	0.65	0.66	1.80	94
2011	10.43	0.29	#	—	†	0.94	(0.31)	(0.19)	11.16	12.00	163,156	0.66	0.68	2.65	114
2010	10.32	0.20	#	—		0.40	(0.21)	(0.28)	10.43	5.82	107,825	0.65	0.66	1.90	113
Flexible Income Fund
Investor Class
2015(7)	$9.76	$0.16	#	$—		$0.09	$(0.14)	$—	$9.87	2.58%	$143,623	1.17%	1.20%	3.37%	32%
2014	10.06	0.31	#	—	†	(0.29)	(0.30)	(0.02)	9.76	0.22	130,641	1.20	1.23	3.06	77
2013(9)	10.00	0.11	#	—	†	0.05	(0.10)	— †	10.06	1.57	109,163	1.20	1.26	2.22	25
Real Assets Fund
Investor Class
2015(7)	$9.26	$0.03	#	$0.02		$(0.10)	$—	$—	$9.21	(0.54)%	$44,340	0.19%	0.40%	0.69%	49%
2014	9.82	0.16	#	0.11		(0.57)	(0.20)	(0.06)	9.26	(3.07)	55,955	0.12	0.35	1.55	14
2013(9)	10.00	0.06	#	0.27		(0.42)	(0.09)	—	9.82	(0.87)	27,651	0.12	0.89	1.22	1

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(6)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(8)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(9)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net		Expenses, Gross	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Real Estate Securities Fund
Institutional Class
2015(2)	$10.50	$0.05	#	$—		$(0.58)	$(0.08)	$(0.18)	$9.71	(5.09)%	$157,088	0.92	%(3)	0.94%	2.67%	79%

Investor Class
2015(4)	$10.26	$0.16	#	$—		$(0.44)	$(0.06)	$(0.18)	$9.74	(2.83)%	$103,144	1.11	%(3)	1.13%	1.56%	79%
2014	9.36	0.23	#	—	†	1.28	(0.25)	(0.36)	10.26	16.13	269,883	1.15		1.15	2.23	129
2013(5)	10.60	0.17	#	—	†	(0.02)	(0.21)	(1.18)	9.36	1.49	234,903	1.05		1.05	1.56	168
2012	9.18	0.17	#	—	†	1.40	(0.15)	—	10.60	17.09	191,148	1.05		1.06	1.62	95
2011	8.52	0.08	#	—	†	0.65	(0.07)	—	9.18	8.51	150,227	1.14		1.14	0.85	90
2010	6.74	0.11	#	—		1.82	(0.15)	—	8.52	28.80	141,900	1.19		1.19	1.41	105
Global Natural Resources Equity Fund
Investor Class
2015(4)	$7.81	$(0.02	)#	$—		$(0.16)	$—	$—	$7.63	(2.31)%	$285,857	1.36%		1.37%	(0.39)%	17%
2014	9.71	(0.02	)#	—	†	(1.68)	(0.02)	(0.18)	7.81	(17.49)	265,362	1.35	(6)	1.37	(0.17)	37
2013(7)(8)	10.00	(0.01	)#	—	†	(0.16)	(0.03)	(0.09)	9.71	1.69	260,722	1.42		1.42	(0.24)	18

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	For the six months ended June 30, 2015, the effect of expenses paid indirectly decreased the ratio by 0.02% and 0.01% for Institutional Class and Investor Class, respectively.
(4)	For the six months ended June 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.03%.
(6)	The ratio for the Global Natural Resources Equity Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.01% for the year 2014.
(7)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(8)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established thirty-two series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035, MyDestination 2045 and MyDestination 2055 Fund are each referred to as a “Date Target Fund” and together as the “Date Target Funds.” The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.”

The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”

The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”

The Inflation Protected Bond Fund, Flexible Income Fund, Real Assets Fund, Real Estate Securities Fund and the Global Natural Resources Equity Fund are together referred to as the “Real Return Select Funds.”

The International Equity Index Fund commenced operations as a registered investment company on June 1, 2015.

Effective May 1, 2014, the GS2 Class and GS4 Class were designated as Institutional Class and Investor Class, respectively. There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”), except the Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I and International Equity Index Fund which issued the Institutional Class only. The Date Target Funds, Flexible Income Fund, Real Assets Fund and the Global Natural Resources Equity Fund issued the Investor Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets. The Global Bond Fund, Inflation Protected Bond Fund and Real Estate Securities Fund issued Institutional Class shares on May 1, 2015.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Date Target, Asset Allocation and Real Assets Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Date Target Funds, Asset Allocation Funds and Real Assets Fund are commonly referred to as “Fund of Funds.”

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of its financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Funds management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. The valuation committee is comprised of individuals from GuideStone Capital Management (“GSCM” or “Adviser”) and BNY Mellon Investment Servicing (US) Inc. who previously have been identified to the Board of Trustees of the Trust (the “Board of Trustees”). Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available. Certain debt securities may be valued on the basis of broker quotations, valuations provided by a pricing service which may use a matrix, formula or other objective methods that take into consideration market indices, matrices, yield curves and other specific adjustments or by a sub-adviser using various methodologies approved by the Board of Trustees.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.

Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note i, “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“IDC”) as a third party fair valuation vendor. IDC provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by IDC in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a

“confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by IDC.

The Date Target, Asset Allocation and Real Assets Funds value their investments in the underlying Select Funds and the Credit Suisse Commodity Return Strategy Fund daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

Level 1 – quoted prices in active markets for identical securities which include:

Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and

Investments in open-end mutual funds, including the GuideStone Select Funds, Credit Suisse Commodity Return Strategy Fund and the Northern Institutional Liquid Assets Portfolio, which are valued at their closing NAV each business day.

Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:

Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;

Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by IDC;

Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost.

Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments) which include:

Restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used; and

Debt securities, including restricted securities that are valued based on evaluated quotations received from dealers who make markets in such securities.

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

In accordance with FASB “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”),” management has not presented quantitative disclosures as the securities which are advisor priced or valued by the valuation committee are immaterial. Additionally, there have been no adjustments to prices received from third parties as of June 30, 2015.

A valuation hierarchy including information regarding transfers between levels and Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

b. Fixed Income Securities

The Fixed Income Funds, Defensive Market Strategies Fund and the Small Cap Equity Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

During the period ended June 30, 2015, the Low-Duration Bond Fund and Medium-Duration Bond Fund entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

c. Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

d. Loan Participations

The Fixed Income Funds, Small Cap Equity Fund and the Flexible Income Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. A Fund’s investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

e. REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

f. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At June 30, 2015, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
Money Market
Goldman Sachs & Co.	$40,000,000	$(40,000,000)	$—	$—

(1)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

g. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Fixed Income Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond and Medium-Duration Bond Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets.

At June 30, 2015, the value of securities sold short in the Medium-Duration Bond and International Equity Funds amounted to $8,788,217 and $68,353,805, respectively.

h. Synthetic Convertible Instruments

The Defensive Market Strategies Fund invests in synthetic convertible instruments. Synthetic convertible instruments are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from synthetic convertible instruments will be recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.

i. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The Fixed Income Funds, Defensive Market Strategies Fund, Small Cap Equity Fund and International Equity Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements. The Equity Funds may enter into equity swap contracts and the Fixed Income Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Fixed Income Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Fund’s derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the period ended June 30, 2015, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

CDS agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use CDS swaps on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.

CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Exchange Traded Swap Agreements — Exchange traded swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Exchange traded swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Exchange traded swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of exchange traded interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of exchange traded interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Exchange traded swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of June 30, 2015, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $0 and $18,204,000, respectively, and the sellers (“providing protection”) on a total notional amount of $3,119,318 and $11,825,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event was to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

Written Credit Derivative Contracts	Single Name Credit Default Swaps		Credit Default Swap Index
Reference Asset	Corporate Debt	Sovereign Debt	Asset-Backed Securities	Corporate Debt	Total

Low-Duration Bond Fund
Fair value of written credit derivatives	$—	$—	$(1,702)	$—	$(1,702)
Maximum potential amount of future payments	—	—	3,119,318	—	3,119,318
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

Written Credit Derivative Contracts	Single Name Credit Default Swaps		Credit Default Swap Index
Reference Asset	Corporate Debt	Sovereign Debt	Asset-Backed Securities	Corporate Debt	Total

Medium-Duration Bond Fund

Fair value of written credit derivatives	$108,027	$8,398	$66,996	$—	$183,421
Maximum potential amount of future payments	3,300,000	700,000	7,825,000	—	11,825,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

At June 30, 2015, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of a triggering event.

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

Maximum Potential Amount of Future Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total

Low-Duration Bond Fund
0 - 100	$—	$—	$—	$—	$3,119,318	$3,119,318
101 - 250	—	—	—	—	—	—
251 - 500	—	—	—	—	—	—
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$—	$—	$—	$3,119,318	$3,119,318

Medium-Duration Bond Fund
0 - 100	$—	$7,825,000	$4,000,000	$—	$—	$11,825,000
101 - 250	—	—	—	—	—	—
251 - 500	—	—	—	—	—	—
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$7,825,000	$4,000,000	$—	$—	$11,825,000

Offsetting of Financial and Derivative Assets and Liabilities

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.

At June 30, 2015, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
MyDestination 2005
Derivative Financial Instruments:
Financial futures contracts	$1,170	$273

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,170	273
Derivatives not subject to an MA or similar agreement	1,170	273

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2015
Derivative Financial Instruments:
Financial futures contracts	$7,676	$4,258

Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,676	4,258
Derivatives not subject to an MA or similar agreement	7,676	4,258

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2025
Derivative Financial Instruments:
Financial futures contracts	$17,760	$6,901

Total derivative assets and liabilities in the Statements of Assets and Liabilities	17,760	6,901
Derivatives not subject to an MA or similar agreement	17,760	6,901

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2035
Derivative Financial Instruments:
Financial futures contracts	$7,795	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,795	—
Derivatives not subject to an MA or similar agreement	7,795	—

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2045
Derivative Financial Instruments:
Financial futures contracts	$13,901	$5,226

Total derivative assets and liabilities in the Statements of Assets and Liabilities	13,901	5,226
Derivatives not subject to an MA or similar agreement	13,901	5,226

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
MyDestination 2055
Derivative Financial Instruments:
Financial futures contracts	$1,170	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,170	—
Derivatives not subject to an MA or similar agreement	1,170	—

Total assets and liabilities subject to an MA	$—	$—

Conservative Allocation
Derivative Financial Instruments:
Financial futures contracts	$1,766	$1,703

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,766	1,703
Derivatives not subject to an MA or similar agreement	1,766	1,703

Total assets and liabilities subject to an MA	$—	$—

Balanced Allocation
Derivative Financial Instruments:
Financial futures contracts	$29,751	$13,773

Total derivative assets and liabilities in the Statements of Assets and Liabilities	29,751	13,773
Derivatives not subject to an MA or similar agreement	29,751	13,773

Total assets and liabilities subject to an MA	$—	$—

Growth Allocation
Derivative Financial Instruments:
Financial futures contracts	$31,240	$15,137

Total derivative assets and liabilities in the Statements of Assets and Liabilities	31,240	15,137
Derivatives not subject to an MA or similar agreement	31,240	15,137

Total assets and liabilities subject to an MA	$—	$—

Aggressive Allocation
Derivative Financial Instruments:
Financial futures contracts	$46,145	$16,320

Total derivative assets and liabilities in the Statements of Assets and Liabilities	46,145	16,320
Derivatives not subject to an MA or similar agreement	46,145	16,320

Total assets and liabilities subject to an MA	$—	$—

Conservative Allocation I
Derivative Financial Instruments:
Financial futures contracts	$598	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	598	—
Derivatives not subject to an MA or similar agreement	598	—

Total assets and liabilities subject to an MA	$—	$—

Balanced Allocation I
Derivative Financial Instruments:
Financial futures contracts	$7,790	$4,456

Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,790	4,456
Derivatives not subject to an MA or similar agreement	7,790	4,456

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Growth Allocation I
Derivative Financial Instruments:
Financial futures contracts	$7,400	$3,627

Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,400	3,627
Derivatives not subject to an MA or similar agreement	7,400	3,627

Total assets and liabilities subject to an MA	$—	$—

Aggressive Allocation I
Derivative Financial Instruments:
Financial futures contracts	$7,010	$2,805

Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,010	2,805
Derivatives not subject to an MA or similar agreement	7,010	2,805

Total assets and liabilities subject to an MA	$—	$—

Low-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$21,630	$75,503
Forward foreign exchange contracts	169,995	715,334
Options	44,344	570,562
Swaps	8,724	995,960

Total derivative assets and liabilities in the Statements of Assets and Liabilities	244,693	2,357,359
Derivatives not subject to an MA or similar agreement	89,853	1,649,983

Total assets and liabilities subject to an MA	$154,840	$707,376

Medium-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$111,767	$115,521
Forward foreign exchange contracts	1,126,888	1,668,510
Options	219,912	461,873
Swaps	591,291	2,308,410

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,049,858	4,554,314
Derivatives not subject to an MA or similar agreement	463,364	2,349,114

Total assets and liabilities subject to an MA	$1,586,494	$2,205,200

Global Bond
Derivative Financial Instruments:
Financial futures contracts	$—	$8,500
Forward foreign exchange contracts	310,477	516,346
Options	94,680	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	405,157	524,846
Derivatives not subject to an MA or similar agreement	94,680	8,500

Total assets and liabilities subject to an MA	$310,477	$516,346

Defensive Market Strategies
Derivative Financial Instruments:
Financial futures contracts	$33,345	$—
Forward foreign exchange contracts	47,835	5,293
Options	—	792,974

Total derivative assets and liabilities in the Statements of Assets and Liabilities	81,180	798,267
Derivatives not subject to an MA or similar agreement	81,180	798,267

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Equity Index
Derivative Financial Instruments:
Financial futures contracts	$31,005	$610

Total derivative assets and liabilities in the Statements of Assets and Liabilities	31,005	610
Derivatives not subject to an MA or similar agreement	31,005	610

Total assets and liabilities subject to an MA	$—	$—

Value Equity
Derivative Financial Instruments:
Financial futures contracts	$74,880	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	74,880	—
Derivatives not subject to an MA or similar agreement	74,880	—

Total assets and liabilities subject to an MA	$—	$—

Growth Equity
Derivative Financial Instruments:
Financial futures contracts	$109,005	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	109,005	—
Derivatives not subject to an MA or similar agreement	109,005	—

Total assets and liabilities subject to an MA	$—	$—

Small Cap Equity
Derivative Financial Instruments:
Financial futures contracts	$73,500	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	73,500	—
Derivatives not subject to an MA or similar agreement	73,500	—

Total assets and liabilities subject to an MA	$—	$—

International Equity Index
Derivative Financial Instruments:
Financial futures contracts	$—	$8,930

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	8,930
Derivatives not subject to an MA or similar agreement	—	8,930

Total assets and liabilities subject to an MA	$—	$—

International Equity
Derivative Financial Instruments:
Financial futures contracts	$400,099	$834,576
Forward foreign exchange contracts	2,654,380	2,739,638

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,054,479	3,574,214
Derivatives not subject to an MA or similar agreement	330,091	514,564

Total assets and liabilities subject to an MA	$2,724,388	$3,059,650

Emerging Markets Equity
Derivative Financial Instruments:
Financial futures contracts	$655,183	$182,048
Forward foreign exchange contracts	761,462	695,134
Swaps	9,878	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,426,523	877,182
Derivatives not subject to an MA or similar agreement	635,075	5,585

Total assets and liabilities subject to an MA	$791,448	$871,597

Fund	Assets	Liabilities
Inflation Protected Bond
Derivative Financial Instruments:
Financial futures contracts	$32,196	$20,704
Forward foreign exchange contracts	594,255	246,701
Options	407,432	216,594

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,033,883	483,999
Derivatives not subject to an MA or similar agreement	439,628	237,298

Total assets and liabilities subject to an MA	$594,255	$246,701

Real Estate Securities
Derivative Financial Instruments:
Financial futures contracts	$8,520	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,520	—
Derivatives not subject to an MA or similar agreement	8,520	—

Total assets and liabilities subject to an MA	$—	$—

At June 30, 2015, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$44,738	$(137,922)	$(93,184)	$—	$(93,184)

	44,738	(137,922)	(93,184)	—	(93,184)

Sub-adviser B
UBS	4,368	(414,707)	(410,339)	—	(410,339)
Other Counterparties*	103,000	(152,778)	(49,778)	—	(49,778)

	107,368	(567,485)	(460,117)	—	(460,117)

Sub-adviser C
Other Counterparties*	2,734	(1,969)	765	—	765

Total Derivatives	$154,840	$(707,376)	$(552,536)	$—	$(552,536)

Medium-Duration Bond
Sub-adviser A
WEST	$486,164	$—	$486,164	$—	$486,164
Other Counterparties*	126,857	(18,690)	108,167	—	108,167

	613,021	(18,690)	594,331	—	594,331

Sub-adviser B
UBS	459,575	—	459,575	—	459,575
Other Counterparties*	242,894	(49,246)	193,648	—	193,648

	702,469	(49,246)	653,223	—	653,223

Sub-adviser C
GSC	—	(2,135,283)	(2,135,283)	—	(2,135,283)
Other Counterparties*	271,004	(1,981)	269,023	—	269,023

	271,004	(2,137,264)	(1,866,260)	—	(1,866,260)

Total Derivatives	$1,586,494	$(2,205,200)	$(618,706)	$—	$(618,706)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Global Bond
Sub-adviser A
DEUT	$—	$(192,276)	$(192,276)	$—	$(192,276)
Other Counterparties*	310,477	(324,070)	(13,593)	—	(13,593)

Total Derivatives	$310,477	$(516,346)	$(205,869)	$—	$(205,869)

International Equity
Sub-adviser A
Other Counterparties*	$2,724,388	$(3,059,650)	$(335,262)	$—	$(335,262)

Emerging Markets
Equity
Sub-adviser A
GSC	$29,986	$(176,463)	$(146,477)	$—	$(146,477)
Other Counterparties*	761,462	(695,134)	66,328	—	66,328

Total Derivatives	$791,448	$(871,597)	$(80,149)	$—	$(80,149)

Inflation Protected Bond
Sub-adviser A
BAR	$163,580	$(20,253)	$143,327	$—	$143,327
JPM	257,148	—	257,148	—	257,148
Other Counterparties*	173,527	(226,448)	(52,921)	—	(52,921)

Total Derivatives	$594,255	$(246,701)	$347,554	$—	$347,554

*	Other Counterparties represent amounts that are held with counterparties where the absolute value of the total is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed immaterial to the respective Fund and are listed collectively.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Securities Lending sections of the Notes to Financial Statements.

Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*

*	The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until June 30, 2015.

	Asset Derivative Value
Fund	Total Value at 06/30/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005 Futures	$(11,092)	$2,938	$—	$—	$(14,030)

MyDestination 2015 Futures	$(89,494)	$(7,531)	$—	$—	$(81,963)

MyDestination 2025 Futures	$(158,098)	$(14,141)	$—	$—	$(143,957)

MyDestination 2035 Futures	$(138,710)	$(7,125)	$—	$—	$(131,585)

MyDestination 2045 Futures	$(102,065)	$(718)	$—	$—	$(101,347)

MyDestination 2055 Futures	$(10,115)	$—	$—	$—	$(10,115)

Conservative Allocation Futures	$(14,439)	$5,827	$—	$—	$(20,266)

Balanced Allocation Futures	$(276,322)	$(44,652)	$—	$—	$(231,670)

Growth Allocation Futures	$(321,315)	$(22,155)	$—	$—	$(299,160)

Aggressive Allocation Futures	$(397,832)	$—	$—	$—	$(397,832)

Conservative Allocation I Futures	$(4,470)	$—	$—	$—	$(4,470)

Balanced Allocation I Futures	$(97,387)	$(6,423)	$—	$—	$(90,964)

Growth Allocation I Futures	$(73,196)	$(5,563)	$—	$—	$(67,633)

Aggressive Allocation I Futures	$(60,082)	$—	$—	$—	$(60,082)

Low-Duration Bond
Forwards	$169,995	$—	$169,995	$—	$—
Futures	368,002	368,002	—	—	—
Purchased Options	44,344	44,344	—	—	—
Swaps	8,724	—	—	8,724	—

Totals	$591,065	$412,346	$169,995	$8,724	$—

Medium-Duration Bond
Forwards	$1,126,888	$—	$1,126,888	$—	$—
Futures	(1,555,157)	(1,555,157)	—	—	—
Purchased Options	219,912	219,912	—	—	—
Swaps	591,291	196,489	—	394,802	—

Totals	$382,934	$(1,138,756)	$1,126,888	$394,802	$—

	Asset Derivative Value
Fund	Total Value at 06/30/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Global Bond Fund
Forwards	$310,477	$—	$310,477	$—	$—
Futures	11,003	11,003	—	—	—
Purchased Options	94,680	—	94,680	—	—

Totals	$416,160	$11,003	$405,157	$—	$—

Defensive Market Strategies
Forwards	$47,835	$—	$47,835	$—	$—
Futures	(399,823)	—	—	—	(399,823)

Totals	$(351,988)	$—	$47,835	$—	$(399,823)

Equity Index Futures	$(328,456)	$—	$—	$—	$(328,456)

Value Equity Futures	$(938,383)	$—	$—	$—	$(938,383)

Growth Equity Fund Futures	$(1,219,429)	$—	$—	$—	$(1,219,429)

Small Cap Equity Futures	$(188,740)	$—	$—	$—	$(188,740)

International Equity Index Futures	$(53,100)	$—	$—	$—	$(53,100)

International Equity
Forwards	$2,654,380	$—	$2,654,380	$—	$—
Futures	(1,018,604)	—	—	—	(1,018,604)

Totals	$1,635,776	$—	$2,654,380	$—	$(1,018,604)

Emerging Markets Equity
Forwards	$761,462	$—	$761,462	$—	$—
Futures	(569,389)	—	—	—	(569,389)
Swaps	9,878	—	—	—	9,878

Totals	$201,951	$—	$761,462	$—	$(559,511)

Inflation Protected Bond
Forwards	$594,255	$—	$594,255	$—	$—
Futures	38,637	38,637	—	—	—
Purchased Options	407,432	163,350	244,082	—	—

Totals	$1,040,324	$201,987	$838,337	$—	$—

Real Estate Securities Futures	$(131,962)	$—	$—	$—	$(131,962)

	Liability Derivative Value
Fund	Total Value at 06/30/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$715,334	$—	$715,334	$—	$—
Futures	(7,699)	(7,699)	—	—	—
Swaps	995,960	995,960	—	—	—
Written Options	570,562	570,562	—	—	—

Totals	$2,274,157	$1,558,823	$715,334	$—	$—

Medium-Duration Bond
Forwards	$1,668,510	$—	$1,668,510	$—	$—
Futures	1,507,515	1,505,189	2,326	—	—
Swaps	2,308,410	2,138,168	—	170,242	—
Written Options	461,873	439,881	21,992	—	—

Totals	$5,946,308	$4,083,238	$1,692,828	$170,242	$—

Global Bond Fund
Forwards	$516,346	$—	$516,346	$—	$—

Defensive Market Strategies
Forwards	$5,293	$—	$5,293	$—	$—
Written Options	792,974	—	—	—	792,974

Totals	$798,267	$—	$5,293	$—	$792,974

International Equity
Forwards	$2,739,638	$—	$2,739,638	$—	$—
Futures	(201,919)	—	—	—	(201,919)

Totals	$2,537,719	$—	$2,739,638	$—	$(201,919)

Emerging Markets Equity
Forwards	$695,134	$—	$695,134	$—	$—
Futures	29,224	—	—	—	29,224

Totals	$724,358	$—	$695,134	$—	$29,224

Inflation Protected Bond
Forwards	$246,701	$—	$246,701	$—	$—
Futures	(510,436)	(510,436)	—	—	—
Written Options	216,594	20,219	196,375	—	—

Totals	$(47,141)	$(490,217)	$443,076	$—	$—

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Option contracts written
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 06/30/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005 Futures	$29,034	$(4,330)	$—	$—	$33,364

MyDestination 2015 Futures	$206,983	$32,928	$—	$—	$174,055

MyDestination 2025 Futures	$372,198	$40,656	$—	$—	$331,542

MyDestination 2035 Futures	$358,052	$23,263	$—	$—	$334,789

MyDestination 2045 Futures	$244,296	$4,798	$—	$—	$239,498

MyDestination 2055 Futures	$17,191	$—	$—	$—	$17,191

Conservative Allocation Futures	$48,271	$13,552	$—	$—	$34,719

Balanced Allocation Futures	$773,401	$176,514	$—	$—	$596,887

Growth Allocation Futures	$728,235	$52,393	$—	$—	$675,842

Aggressive Allocation Futures	$619,237	$—	$—	$—	$619,237

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 06/30/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Conservative Allocation I Futures	$16,234	$—	$—	$—	$16,234

Balanced Allocation I Futures	$191,348	$31,423	$—	$—	$159,925

Growth Allocation I Futures	$186,453	$1,899	$—	$—	$184,554

Aggressive Allocation I Futures	$166,874	$—	$—	$—	$166,874

Low-Duration Bond
Forwards	$3,507,060	$—	$3,507,060	$—	$—
Futures	1,739,338	1,739,338	—	—	—
Purchased Options	(224,115)	(224,115)	—	—	—
Swaps	(878,644)	(284,416)	—	(594,228)	—
Written Options	375,734	372,625	3,109	—	—

Totals	$4,519,373	$1,603,432	$3,510,169	$(594,228)	$—

Medium-Duration Bond
Forwards	$3,847,842	$—	$3,847,842	$—	$—
Futures	2,831,795	2,856,597	(24,802)	—	—
Purchased Options	(628,706)	(625,461)	(3,245)	—	—
Swaps	(1,087,085)	(1,178,512)	—	91,427	—
Written Options	1,800,317	1,743,995	38,530	17,792	—

Totals	$6,764,163	$2,796,619	$3,858,325	$109,219	$—

Global Bond
Forwards	$3,899,134	$—	$3,899,134	$—	$—
Futures	313,650	313,650		—	—
Purchased Options	146,117	—	146,117	—	—

Totals	$4,358,901	$313,650	$4,045,251	$—	$—

Defensive Market Strategies
Forwards	$493,734	$—	$493,734	$—	$—
Futures	965,331	—	—	—	965,331
Written Options	4,119,299	—	—	—	4,119,299

Totals	$5,578,364	$—	$493,734	$—	$5,084,630

Equity Index Futures	$852,142	$—	$—	$—	$852,142

Value Equity Futures	$1,575,834	$—	$—	$—	$1,575,834

Growth Equity Futures	$2,309,131	$—	$—	$—	$2,309,131

Small Cap Equity Futures	$1,760,047	$—	$—	$—	$1,760,047

International Equity Index Futures	$(23,849)	$—	$—	$—	$(23,849)

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 06/30/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$(1,959,639)	$—	$(1,959,639)	$—	$—
Futures	10,428,890	—	—	—	10,428,890

Totals	$8,469,251	$—	$(1,959,639)	$—	$10,428,890

Emerging Markets Equity
Forwards	$(2,348,303)	$—	$(2,348,303)	$—	$—
Futures	1,731,135	—	—	—	1,731,135
Swaps	(112,160)	—	—	—	(112,160)

Totals	$(729,328)	$—	$(2,348,303)	$—	$1,618,975

Inflation Protected Bond
Forwards	$1,121,311	$—	$1,121,311	$—	$—
Futures	(69,562)	(69,562)	—	—	—
Purchased Options	(1,738,072)	(564,495)	(1,173,577)	—	—
Written Options	654,659	(61,976)	716,635	—	—

Totals	$(31,664)	$(696,033)	$664,369	$—	$—

Real Estate Securities
Futures	$559,523	$—	$—	$—	$559,523

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 06/30/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005 Futures	$(18,195)	$2,938	$—	$—	$(21,133)

MyDestination 2015 Futures	$(103,328)	$(20,716)	$—	$—	$(82,612)

MyDestination 2025 Futures	$(196,800)	$(24,175)	$—	$—	$(172,625)

MyDestination 2035 Futures	$(159,310)	$(14,315)	$—	$—	$(144,995)

MyDestination 2045 Futures	$(132,421)	$(2,315)	$—	$—	$(130,106)

MyDestination 2055 Futures	$(17,217)	$—	$—	$—	$(17,217)

Conservative Allocation Futures	$(19,556)	$9,483	$—	$—	$(29,039)

Balanced Allocation Futures	$(429,453)	$(152,932)	$—	$—	$(276,521)

Growth Allocation Futures	$(404,303)	$(58,813)	$—	$—	$(345,490)

Aggressive Allocation Futures	$(457,617)	$—	$—	$—	$(457,617)

Conservative Allocation I Futures	$(7,311)	$—	$—	$—	$(7,311)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 06/30/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Balanced Allocation I Futures	$(124,412)	$(24,376)	$—	$—	$(100,036)

Growth Allocation I Futures	$(92,593)	$(14,467)	$—	$—	$(78,126)

Aggressive Allocation I Futures	$(77,798)	$—	$—	$—	$(77,798)

Low-Duration Bond
Forwards	$(1,371,242)	$—	$(1,371,242)	$—	$—
Futures	1,094,191	1,094,191	—	—	—
Purchased Options	(33,885)	(33,885)	—	—	—
Swaps	(561,236)	(1,203,093)	—	641,857	—
Written Options	287,272	287,272	—	—	—

Totals	$(584,900)	$144,485	$(1,371,242)	$641,857	$—

Medium-Duration Bond
Forwards	$(1,544,726)	$—	$(1,544,726)	$—	$—
Futures	(2,573,760)	(2,537,160)	(36,600)	—	—
Purchased Options	471,862	471,862	—	—	—
Swaps	2,351,744	2,146,504	—	205,240	—
Written Options	(513,844)	(503,456)	(2,647)	(7,741)	—

Totals	$(1,808,724)	$(422,250)	$(1,583,973)	$197,499	$—

Global Bond
Forwards	$(1,060,997)	$—	$(1,060,997)	$—	$—
Futures	369,079	369,079	—	—	—
Purchased Options	5,349	1,529	3,820	—	—

Totals	$(686,569)	$370,608	$(1,057,177)	$—	$—

Defensive Market Strategies
Forwards	$(20,886)	$—	$(20,886)	$—	$—
Futures	(803,870)	—	—	—	(803,870)
Written Options	(350,875)	—	—	—	(350,875)

Totals	$(1,175,631)	$—	$(20,886)	$—	$(1,154,745)

Equity Index Futures	$(526,112)	$—	$—	$—	$(526,112)

Value Equity Futures	$(1,410,990)	$—	$—	$—	$(1,410,990)

Growth Equity Futures	$(1,952,666)	$—	$—	$—	$(1,952,666)

Small Cap Equity Futures	$(849,186)	$—	$—	$—	$(849,186)

International Equity Index Futures	$(53,100)	$—	$—	$—	$(53,100)

International Equity
Forwards	$(674,900)	$—	$(674,900)	$—	$—
Futures	(727,602)	—	—	—	(727,602)

Totals	$(1,402,502)	$—	$(674,900)	$—	$(727,602)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 06/30/15	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Emerging Markets Equity
Forwards	$1,277,399	$—	$1,277,399	$—	$—
Futures	(834,513)	—	—	—	(834,513)
Swaps	18,154	—	—	—	18,154

Totals	$461,040	$—	$1,277,399	$—	$(816,359)

Inflation Protected Bond
Forwards	$(319,282)	$—	$(319,282)	$—	$—
Futures	1,692,692	1,692,692	—	—	—
Purchased Options	(360,197)	(86,786)	(350,443)	77,032	—
Written Options	170,756	(24,109)	194,865	—	—

Totals	$1,183,969	$1,581,797	$(474,860)	$77,032	$—

Real Estate Securities Futures	$(282,611)	$—	$—	$—	$(282,611)

Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the period ended June 30, 2015. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Long Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Purchased Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
MyDestination 2005	$—	$781,812	$—	$—
MyDestination 2015	—	6,655,733	—	—
MyDestination 2025	—	10,696,481	—	—
MyDestination 2035	—	8,072,548	—	—
MyDestination 2045	—	5,688,147	—	—
MyDestination 2055	—	544,932	—	—
Conservative Allocation	—	3,735,221	—	—
Balanced Allocation	—	23,647,765	—	—
Growth Allocation	—	19,700,703	—	—
Aggressive Allocation	—	16,902,448	—	—
Conservative Allocation I	—	227,835	—	—
Balanced Allocation I	—	5,994,909	—	—
Growth Allocation I	—	4,478,105	—	—
Aggressive Allocation I	—	3,224,151	—	—
Low-Duration Bond	22,677,853	489,603,333	507,213	31,500,000
Medium-Duration Bond	43,799,812	293,065,393	584,257	5,174,632,500
Global Bond	26,421,639	37,904,653	44,914	—
Defensive Market Strategies	1,395,508	23,455,888	—	—
Equity Index	—	15,962,487	—	—
Value Equity	—	43,675,140	—	—
Growth Equity	—	70,621,226	—	—
Small Cap Equity	—	17,508,768	—	—
International Equity Index	—	2,469,074	—	—
International Equity	307,376,257	142,567,203	—	—
Emerging Markets Equity	102,204,400	45,262,340	—	—
Inflation Protected Bond	22,168,922	58,857,505	519,178	—
Real Estate Securities	—	6,304,857	—	—

	Short Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Written Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
Low-Duration Bond	$54,743,388	$168,456,407	$1,450,291	$196,193,352
Medium-Duration Bond	103,815,950	389,160,277	794,116	2,598,611,875
Global Bond	49,086,300	10,320,284	—	—
Defensive Market Strategies	9,768,526	—	638,833	—
International Equity	274,448,411	19,765,213	—	—
Emerging Markets Equity	94,776,167	7,997,966	—	1,257,239
Inflation Protected Bond	39,984,171	144,342,286	272,694	—

j. Dividends and Distributions to Shareholders

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Flexible Income Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Date Target Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.

k. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

l. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GSCM acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the period ended June 30, 2015, based upon average daily net assets, were as follows:

	For the Period		For the Period
	January 1, 2015		May 1, 2015
	to		to
	April 30, 2015		June 30, 2015
Fund	Advisory Fees	Sub-Adviser Fees	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	0.00%	0.10%	0.00%
MyDestination 2015	0.10%	0.00%	0.10%	0.00%
MyDestination 2025	0.10%	0.00%	0.10%	0.00%
MyDestination 2035	0.10%	0.00%	0.10%	0.00%
MyDestination 2045	0.10%	0.00%	0.10%	0.00%
MyDestination 2055	0.10%	0.00%	0.10%	0.00%
Conservative Allocation	0.10%	0.00%	0.10%	0.00%
Balanced Allocation	0.10%	0.00%	0.10%	0.00%
Growth Allocation	0.10%	0.00%	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%	0.10%	0.00%
Conservative Allocation I	0.10%	0.00%	0.10%	0.00%
Balanced Allocation I	0.10%	0.00%	0.10%	0.00%
Growth Allocation I	0.10%	0.00%	0.10%	0.00%
Aggressive Allocation I	0.10%	0.00%	0.10%	0.00%
Money Market	0.09%	0.06%	0.07%	0.06%
Low-Duration Bond	0.13%	0.19%	0.11%	0.19%
Medium-Duration Bond	0.21%	0.21%	0.13%	0.20%
Extended-Duration Bond	0.25%	0.23%	0.25%	0.24%
Global Bond	0.21%	0.25%	0.22%	0.25%
Defensive Market Strategies	0.37%	0.32%	0.33%	0.32%
Equity Index	0.13%	0.02%	0.08%	0.02%
Value Equity	0.40%	0.22%	0.33%	0.22%
Growth Equity	0.45%	0.36%	0.33%	0.39%
Small Cap Equity	0.27%	0.64%	0.28%	0.64%
International Equity Index*	N/A	N/A	0.10%	0.08%
International Equity	0.47%	0.40%	0.33%	0.40%
Emerging Markets Equity	0.47%	0.77%	0.33%	0.77%
Inflation Protected Bond	0.20%	0.11%	0.20%	0.11%
Flexible Income	0.25%	0.49%	0.20%	0.49%
Real Assets	0.10%	0.00%	0.10%	0.00%
Real Estate Securities	0.28%	0.43%	0.28%	0.43%
Global Natural Resources Equity	0.39%	0.64%	0.36%	0.64%

*	Commencement of operations was June 1, 2015.

For the period ended June 30, 2015, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
MyDestination 2005	$47,457	$(32,991)	$14,466
MyDestination 2015	244,170	(35,354)	208,816
MyDestination 2025	340,674	(41,476)	299,198
MyDestination 2035	187,828	(32,813)	155,015
MyDestination 2045	134,166	(17,602)	116,564
MyDestination 2055	15,435	(46,982)	(31,547)
Conservative Allocation	154,103	(74,364)	79,739
Balanced Allocation	646,955	(83,191)	563,764
Growth Allocation	480,026	(55,953)	424,073
Aggressive Allocation	438,484	(26,722)	411,762
Conservative Allocation I	37,892	(18,320)	19,572
Balanced Allocation I	185,235	(14,090)	171,145
Growth Allocation I	136,030	(7,383)	128,647
Aggressive Allocation I	93,493	(2,831)	90,662
Money Market(1)	525,931	—	525,931
Low-Duration Bond	524,302	(220,857)	303,445
Medium-Duration Bond	831,942	(343,483)	488,459
Extended-Duration Bond	372,291	(59,962)	312,329
Global Bond	431,030	(51,793)	379,237
Defensive Market Strategies	1,045,870	(26,567)	1,019,303
Equity Index	267,495	(107,592)	159,903
Value Equity	2,619,567	(48,436)	2,571,131
Growth Equity	3,038,550	(147,733)	2,890,817
Small Cap Equity	761,500	(57,009)	704,491
International Equity Index	8,067	(34,128)	(26,061)
International Equity	3,014,027	(309,602)	2,704,425
Emerging Markets Equity	658,761	(440,704)	218,057
Inflation Protected Bond	306,539	(16,232)	290,307
Flexible Income	158,418	(19,488)	138,930
Real Assets	25,959	(54,648)	(28,689)
Real Estate Securities	389,455	(15,759)	373,696
Global Natural Resources Equity	555,445	(17,857)	537,588

(1)

The Statement of Operations “Expenses waived/reimbursed net of amount recaptured” for the Money Market Fund includes shareholder servicing fee waiver and other waivers, respectively, in addition to the advisory fee waiver.

b. Shareholder Servicing Fees

The Board of Trustees has adopted a Shareholder Service Plan for the Investor Class of each Select Fund. Under this Plan from January 1 to April 30, 2015, the Investor Class of each Select Fund, with the exception of the Real Assets Fund, is authorized to pay fees of 0.24% of average daily net assets to parties that provide services for and maintain shareholder accounts. Beginning May 1, 2015, each Fund is authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.

The Board of Trustees voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the Investor Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated by the Board of Trustees at any time.

c. Expense Limitation

GSCM has agreed, through April 30, 2016, to waive fees and reimburse expenses of the Institutional Class and Investor Class of each Fund (excluding interest, taxes, brokerage commissions, dividend expense on securities sold short and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

	For the Period		For the Period
	January 1, 2015		May 1, 2015
	to		to
	April 30, 2015		June 30, 2015
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2005	N/A	0.20%	N/A	0.35%
MyDestination 2015	N/A	0.20%	N/A	0.35%
MyDestination 2025	N/A	0.20%	N/A	0.35%
MyDestination 2035	N/A	0.20%	N/A	0.35%
MyDestination 2045	N/A	0.20%	N/A	0.35%
MyDestination 2055	N/A	0.20%	N/A	0.35%
Conservative Allocation	N/A	0.12%	N/A	0.35%
Balanced Allocation	N/A	0.12%	N/A	N/A
Growth Allocation	N/A	0.12%	N/A	N/A
Aggressive Allocation	N/A	0.12%	N/A	N/A
Conservative Allocation I	0.15%	N/A	N/A	N/A
Balanced Allocation I	0.15%	N/A	N/A	N/A
Growth Allocation I	0.15%	N/A	N/A	N/A
Aggressive Allocation I	0.15%	N/A	N/A	N/A
Money Market	0.20%	0.39%	N/A	N/A
Low-Duration Bond	0.36%	0.57%	N/A	N/A
Medium-Duration Bond	0.48%	0.63%	N/A	N/A
Extended-Duration Bond	0.63%	0.75%	N/A	N/A
Global Bond	N/A	1.02%	N/A	0.92%
Defensive Market Strategies	0.99%	1.25%	N/A	N/A
Equity Index	0.23%	0.38%	N/A	N/A
Value Equity	0.74%	0.94%	N/A	N/A
Growth Equity	0.88%	1.06%	N/A	N/A
Small Cap Equity	1.12%	1.21%	1.03%	1.29%
International Equity Index	N/A	N/A	0.57%	N/A
International Equity	0.96%	1.20%	N/A	N/A
Emerging Markets Equity	1.25%	1.50%	1.28%	1.55%
Inflation Protected Bond	N/A	0.67%	N/A	N/A
Flexible Income	N/A	1.20%	N/A	1.12%
Real Assets	N/A	0.12%	N/A	0.35%
Real Estate Securities	N/A	1.29%	N/A	1.12%
Global Natural Resources Equity	N/A	1.50%	N/A	N/A

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At June 30, 2015, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Institutional Class				Investor Class
	2012	2013	2014	2015	2012	2013	2014	2015
MyDestination 2005	N/A	N/A	N/A	N/A	$48,296	$40,223	$32,879	$30,262
MyDestination 2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	21,327
MyDestination 2025	N/A	N/A	N/A	N/A	N/A	N/A	N/A	28,303
MyDestination 2035	N/A	N/A	N/A	N/A	N/A	N/A	N/A	27,415
MyDestination 2045	N/A	N/A	N/A	N/A	N/A	N/A	N/A	25,921
MyDestination 2055	N/A	N/A	N/A	N/A	95,601	87,450	91,150	46,533
Conservative Allocation	N/A	N/A	N/A	N/A	119,266	122,093	131,974	63,114
Balanced Allocation	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Growth Allocation	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Aggressive Allocation	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Conservative Allocation I	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Balanced Allocation I	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Growth Allocation I	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Aggressive Allocation I	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Low-Duration Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Medium-Duration Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Extended-Duration Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Global Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Defensive Market Strategies	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Equity Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value Equity	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Growth Equity	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small Cap Equity	N/A	N/A	N/A	N/A	N/A	N/A	88,208	36,417
International Equity Index	N/A	N/A	N/A	$34,128	N/A	N/A	N/A	N/A
International Equity	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets Equity	N/A	$22,538	$176,022	140,639	N/A	111,351	849,038	285,084
Inflation Protected Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Flexible Income	N/A	N/A	N/A	N/A	N/A	21,049	10,828	13,135
Real Assets	N/A	N/A	N/A	N/A	N/A	67,124	112,332	47,857
Real Estate Securities	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8,296
Global Natural Resources Equity	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

During the period ended June 30, 2015, GSCM recaptured the following amounts:

	Institutional Class	Investor Class
MyDestination 2045	N/A	$12,182
Flexible Income	N/A	7,205

d. Brokerage Service Arrangements

The Adviser directs the sub-advisers to place a certain percentage of security trades (if feasible) with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds as follows:

Fund	Expenses Paid Through Brokerage Service Arrangements
Small Cap Equity	$37,560
Real Estate Securities	14,117

e. Administrator, Transfer Agent and Distributor

For its services as Administrator, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. For its services as Transfer Agent, BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the period ended June 30, 2015, BNY Mellon received $1,648,547 in aggregate fees and expenses for services rendered under the various agreements described above.

Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.

f. Investments in Affiliates

The Date Target, Asset Allocation Funds and the Real Asset Fund do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Date Target, Asset Allocation Fund and the Real Asset Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At June 30, 2015, the Date Target, Asset Allocation Funds and the Real Asset Fund were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

	MyDestination	MyDestination	MyDestination	MyDestination	MyDestination	MyDestination
Fund	2005	2015	2025	2025	2045	2055
Low-Duration Bond	4.59%	8.19%	5.66%	0.42%	—	—
Medium-Duration Bond	1.18	7.71	8.32	2.54	0.15%	—
Extended-Duration Bond	—	3.93	9.37	2.11	—	—
Global Bond	0.59	5.57	9.74	7.82	4.24	0.39%
Defensive Market Strategies	1.62	14.58	20.24	1.08	—	—
Equity Index	0.74	6.37	13.05	11.73	9.51	1.13
Value Equity	0.27	2.32	4.73	4.22	3.42	0.41
Growth Equity	0.26	2.24	4.53	4.05	3.29	0.39
Small Cap Equity	0.24	2.36	5.16	5.63	5.04	0.61
International Equity Index	1.68	14.49	30.01	27.76	23.12	2.70
International Equity	0.27	2.41	4.90	4.52	3.77	0.44
Emerging Markets Equity	0.45	3.84	7.98	7.36	6.08	0.72
Inflation Protected Bond	3.02	15.73	9.47	—	—	—
Flexible Income	3.24	17.07	8.22	—	—	—
Real Estate Securities	0.35	1.88	7.01	4.82	3.48	0.41
Global Natural Resources Equity	0.62	3.29	6.95	4.15	3.09	0.37

	Conservative Allocation	Balanced Allocation	Growth Allocation	Aggressive Allocation	Real Assets
Fund	Fund	Fund	Fund	Fund	Fund
Low-Duration Bond	15.96%	19.75%	8.87%	—	—
Medium-Duration Bond	4.07	25.14	11.24	—	—
Extended-Duration Bond	—	28.37	12.90	—	—
Global Bond	2.03	24.86	11.08	—	—
Defensive Market Strategies	4.52	17.15	—	—	—
Value Equity	1.17	10.20	14.86	20.72%	—
Growth Equity	1.13	9.71	14.16	19.88	—
Small Cap Equity	0.68	5.68	8.40	11.97	—
International Equity	1.18	10.08	15.05	21.24	—
Emerging Markets Equity	1.25	10.46	15.44	22.19	—
Inflation Protected Bond	9.73	24.22	—	—	4.66%
Flexible Income	10.70	27.00	—	—	5.22
Real Estate Securities	1.15	12.98	12.49	—	2.52
Global Natura Resources Equity	3.84	25.98	19.87	—	2.58

	Conservative Allocation I	Balanced Allocation I	Growth Allocation I	Aggressive Allocation I
Fund	Fund	Fund	Fund	Fund
Low-Duration Bond	3.83%	5.64%	2.53%	—
Medium-Duration Bond	0.98	7.19	3.21	—
Extended-Duration Bond	—	8.11	3.68	—
Global Bond	0.49	7.10	3.16	—
Defensive Market Strategies	1.09	4.90	—	—
Value Equity	0.28	2.91	4.24	4.43%
Growth Equity	0.27	2.77	4.04	4.25
Small Cap Equity	0.16	1.62	2.40	2.56
International Equity	0.28	2.88	4.29	4.54
Emerging Markets Equity	0.30	2.99	4.41	4.75
Inflation Protected Bond	2.34	6.92	—	—
Flexible Income	2.57	7.71	—	—
Real Estate Securities	0.28	3.71	3.56	—
Global Natura Resources Equity	0.92	7.43	5.67	—

A summary of the Fund of Fund’s total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the period ended June 30, 2015 is as follows:

	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2005
Money Market	$1,910,861	$1,665,719	$15,018,402	$15,263,544	$220	$—
Low-Duration Bond	33,794,181	36,101,970	39,708,012	37,553,544	190,468	—
Medium-Duration Bond	9,488,036	9,648,835	10,512,086	10,266,011	65,181	17,394
Global Bond	2,331,291	2,405,003	2,642,383	2,519,408	40,975	—
Defensive Market Strategies	9,987,044	9,714,178	10,259,839	10,542,611	59,623	54,105
Equity Index	—	2,986,007	3,130,706	79,000	31,352	9,353
Value Equity	4,673,762	3,004,415	4,764,940	6,412,013	27,557	44,870
Growth Equity	4,664,644	3,035,199	4,756,856	6,416,343	—	105,014
Small Cap Equity	1,158,017	1,040,584	1,080,236	1,254,736	—	—
International Equity Index	—	1,745,422	1,820,000	27,000	—	—
International Equity	5,316,895	3,486,564	5,543,606	7,728,106	—	—
Emerging Markets Equity	1,398,322	1,407,780	1,547,735	1,548,735	—	—
Inflation Protected Bond	9,093,029	9,379,992	10,226,991	9,949,877	28,614	—
Flexible Income	4,486,247	4,658,585	222,933	102,000	66,433	—
Real Estate Securities	933,078	916,661	1,051,564	1,018,891	7,607	16,566
Global Natural Resources Equity	1,607,567	1,773,340	442,000	257,500	—	—

	$90,842,974	$92,970,254	$112,728,289	$110,939,319	$518,030	$247,302

MyDestination 2015
Money Market	$6,850,488	$7,802,100	$53,037,134	$52,085,522	$985	$—
Low-Duration Bond	59,822,143	64,443,717	66,192,138	61,840,033	327,105	—
Medium-Duration Bond	60,578,712	63,237,092	64,832,774	61,599,321	421,082	112,371
Extended-Duration Bond	7,928,977	7,281,917	8,134,084	8,312,474	107,550	66,060
Global Bond	22,334,469	22,859,821	23,747,414	22,755,318	392,097	—
Defensive Market Strategies	86,850,243	87,351,256	89,180,578	88,711,092	534,473	485,012
Equity Index	—	25,607,546	26,174,085	—	268,871	80,214
Value Equity	38,758,256	25,866,148	40,882,021	53,577,522	239,511	389,988
Growth Equity	38,605,800	26,180,723	41,109,092	53,728,422	—	912,670
Small Cap Equity	10,339,751	10,146,124	10,248,524	10,948,524	—	—
International Equity Index	—	15,021,424	15,425,000	—	—	—
International Equity	43,717,885	30,600,574	47,442,547	63,397,547	—	—
Emerging Markets Equity	11,354,421	12,135,826	13,598,584	12,868,584	—	—
Inflation Protected Bond	48,017,050	48,942,705	50,238,386	49,358,919	148,468	—
Flexible Income	22,456,356	24,507,188	1,838,485	34,000	338,485	—
Real Estate Securities	5,262,519	4,879,303	5,413,949	5,564,564	40,086	87,299
Global Natural Resources Equity	8,599,479	9,399,212	1,360,000	335,000	—	—

	$471,476,549	$486,262,676	$558,854,795	$545,116,842	$2,818,713	$2,133,614

	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2025
Money Market	$12,981,724	$11,103,324	$45,017,361	$46,895,761	$1,414	$—
Low-Duration Bond	38,289,787	44,554,626	47,535,601	41,444,081	216,520	—
Medium-Duration Bond	62,492,952	68,289,813	71,290,398	64,885,088	439,029	116,280
Extended-Duration Bond	16,075,404	17,353,646	19,592,882	17,219,350	239,815	142,717
Global Bond	38,981,786	39,927,850	41,574,451	39,816,278	683,173	—
Defensive Market Strategies	113,348,211	121,295,265	128,432,710	120,435,973	742,735	674,002
Equity Index	—	52,454,567	53,615,066	—	550,755	—
Value Equity	76,719,945	52,666,715	83,052,445	106,713,298	488,591	795,556
Growth Equity	76,205,257	52,947,493	83,673,961	107,341,327	—	1,852,634
Small Cap Equity	21,861,453	22,174,613	22,488,626	23,238,626	—	—
International Equity Index	—	31,118,168	31,970,000	—	—	—
International Equity	89,478,946	62,306,354	96,887,431	129,807,431	—	—
Emerging Markets Equity	23,663,760	25,182,156	28,160,734	26,750,734	—	—
Inflation Protected Bond	25,148,288	29,460,557	32,732,387	28,402,035	80,352	—
Flexible Income	9,251,864	11,808,331	2,460,871	—	150,871	—
Real Estate Securities	18,659,251	18,209,748	20,593,301	20,093,751	149,335	489,525
Global Natural Resources Equity	17,313,698	19,885,926	3,790,000	750,000	—	—

	$640,472,326	$680,739,152	$812,868,225	$773,793,733	$3,742,590	$4,070,714

MyDestination 2035
Money Market	$7,156,947	$8,991,097	$27,933,189	$26,099,038	$1,011	$—
Low-Duration Bond	2,604,914	3,276,387	3,664,011	3,003,781	15,230	—
Medium-Duration Bond	17,700,463	20,862,368	23,137,951	19,771,469	131,735	34,746
Extended-Duration Bond	3,762,080	3,907,941	4,190,432	3,786,877	55,233	33,321
Global Bond	30,050,179	32,078,071	34,204,298	31,517,948	536,350	—
Defensive Market Strategies	4,303,574	6,463,676	8,326,826	6,126,961	39,773	36,092
Equity Index	—	47,139,700	48,182,613	—	494,951	147,662
Value Equity	66,846,825	46,974,800	76,050,829	95,535,465	435,787	709,577
Growth Equity	66,774,924	47,327,609	73,662,838	93,406,843	—	1,655,995
Small Cap Equity	23,090,120	24,192,403	23,752,541	23,752,541	—	—
International Equity Index	—	28,779,722	29,575,000	—	—	—
International Equity	80,240,442	57,474,555	89,687,729	117,552,729	—	—
Emerging Markets Equity	21,382,838	23,239,357	25,958,949	24,163,949	—	—
Real Estate Securities	12,141,095	12,528,867	14,708,305	13,633,413	103,970	226,422
Global Natural Resources Equity	11,897,628	11,858,638	540,000	320,000	—	—

	$347,952,029	$375,095,191	$483,575,511	$458,671,014	$1,814,040	$2,843,815

	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2045
Money Market	$5,036,721	$6,419,672	$21,694,757	$20,311,806	$732	$—
Medium-Duration Bond	954,926	1,259,507	1,456,874	1,140,838	6,496	1,540
Global Bond	15,384,277	17,372,404	19,397,757	17,048,071	287,687	—
Equity Index	—	38,230,313	39,076,160	—	401,406	119,754
Value Equity	52,906,662	38,133,403	62,873,831	77,328,043	353,765	576,023
Growth Equity	52,573,836	38,494,127	61,688,522	75,975,111	—	1,346,911
Small Cap Equity	19,853,981	21,632,465	21,806,185	20,976,185	—	—
International Equity Index	—	23,976,805	24,700,000	55,000	—	—
International Equity	64,750,708	47,921,395	75,311,921	96,236,921	—	—
Emerging Markets Equity	17,237,150	19,202,440	21,917,632	20,007,632	—	—
Real Estate Securities	8,497,709	9,031,505	10,793,961	9,749,296	74,948	163,217
Global Natural Resources Equity	8,436,522	8,833,484	1,300,000	730,000	—	—

	$245,632,492	$270,507,520	$362,017,600	$339,558,903	$1,125,034	$2,207,445

MyDestination 2055
Money Market	$709,183	$716,954	$6,378,941	$6,371,170	$86	$—
Global Bond	1,361,445	1,620,009	1,898,287	1,605,958	26,829	—
Equity Index	—	4,541,817	4,671,915	30,000	47,688	14,227
Value Equity	5,826,452	4,538,122	7,961,776	9,210,125	42,100	68,551
Growth Equity	5,880,705	4,580,180	7,876,813	9,193,052	—	160,261
Small Cap Equity	2,268,008	2,637,421	2,856,442	2,599,942	—	—
International Equity Index	—	2,797,375	2,875,000	—	—	—
International Equity	7,171,664	5,607,051	9,601,055	11,645,555	—	—
Emerging Markets Equity	1,938,503	2,276,994	2,714,306	2,384,806	—	—
Real Estate Securities	881,955	1,061,384	1,305,174	1,061,582	8,683	18,909
Global Natural Resources Equity	922,666	1,057,781	234,500	81,000	—	—

	$26,960,581	$31,435,088	$48,374,209	$44,183,190	$125,386	$261,948

Conservative Allocation
Money Market	$3,302,579	$4,482,745	$18,444,722	$17,264,556	$477	$—
Low-Duration Bond	128,115,480	125,628,454	127,714,661	130,771,680	670,982	—
Medium-Duration Bond	33,734,297	33,416,883	34,140,191	34,162,480	228,359	61,352
Global Bond	8,464,633	8,326,161	8,653,178	8,622,597	145,582	—
Defensive Market Strategies	27,931,117	27,095,239	27,882,724	28,754,704	166,724	151,295
Value Equity	13,416,106	13,014,550	13,900,847	14,093,520	120,736	196,591
Growth Equity	13,369,667	13,173,848	14,182,978	14,342,024	—	460,953
Small Cap Equity	3,025,072	2,938,220	2,884,798	3,114,798	—	—
International Equity	15,146,967	15,005,394	15,476,576	16,481,576	—	—
Emerging Markets Equity	3,932,432	3,956,548	4,233,031	4,223,031	—	—
Inflation Protected Bond	31,179,137	30,277,927	30,902,953	31,849,115	93,838	—
Flexible Income	15,453,603	15,362,881	219,995	485,000	219,995	—
Real Estate Securities	3,196,748	2,989,897	3,296,910	3,348,065	24,812	54,033
Global Natural Resources Equity	10,982,229	10,981,099	250,000	—	—	—

	$311,250,067	$306,649,846	$302,183,564	$307,513,146	$1,671,505	$924,224

	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Balanced Allocation
Money Market	$31,194,352	$23,661,117	$74,541,575	$82,074,810	$3,119	$—
Low-Duration Bond	155,358,696	155,486,933	157,685,595	158,257,853	827,742	—
Medium-Duration Bond	209,350,903	206,246,478	210,714,106	212,023,357	1,411,628	379,121
Extended-Duration Bond	53,087,969	52,568,302	58,703,193	55,814,538	751,189	457,466
Global Bond	102,585,859	101,944,003	105,947,938	104,515,461	1,782,476	—
Defensive Market Strategies	103,864,940	102,735,487	106,056,821	107,305,065	634,224	575,532
Value Equity	115,024,563	113,546,472	120,940,309	120,592,761	1,053,375	1,715,174
Growth Equity	114,790,336	113,437,634	121,789,353	122,670,657	—	3,989,696
Small Cap Equity	26,216,986	24,401,891	24,736,059	27,793,060	—	—
International Equity	126,897,358	128,060,872	137,604,982	143,755,482	—	—
Emerging Markets Equity	33,071,501	33,024,821	35,628,564	35,778,564	—	—
Inflation Protected Bond	73,637,055	75,327,752	77,098,027	75,487,576	228,450	—
Flexible Income	38,412,620	38,760,171	553,004	640,000	553,004	—
Real Estate Securities	36,573,726	33,734,222	36,742,624	37,823,037	279,943	609,645
Global Natural Resources Equity	70,996,359	74,294,738	6,675,000	1,750,000	—	—

	$1,291,063,223	$1,277,230,893	$1,275,417,150	$1,286,282,221	$7,525,150	$7,726,634

Growth Allocation
Money Market	$22,955,888	$21,391,610	$46,161,783	$47,726,061	$2,530	$—
Low-Duration Bond	69,123,237	69,804,243	70,114,733	69,745,709	369,024	—
Medium-Duration Bond	93,623,667	92,217,484	94,224,055	94,821,654	632,481	169,921
Extended-Duration Bond	23,969,654	23,900,210	27,092,521	25,617,797	339,490	205,234
Global Bond	46,197,272	45,446,334	47,231,276	47,061,654	794,623	—
Value Equity	165,791,412	165,485,069	175,412,602	173,037,660	1,535,211	2,499,731
Growth Equity	165,543,750	165,493,456	176,619,061	175,959,257	—	5,824,804
Small Cap Equity	37,662,459	36,098,516	36,535,415	39,895,415	—	—
International Equity	187,390,627	191,177,411	200,454,330	207,184,330	—	—
Emerging Markets Equity	48,143,848	48,757,765	52,732,825	52,232,825	—	—
Real Estate Securities	33,926,470	32,465,649	35,058,728	34,787,593	269,415	586,719
Global Natural Resources Equity	56,893,117	56,813,500	2,905,000	1,775,000	—	—

	$951,221,401	$949,051,247	$964,542,329	$969,844,955	$3,942,774	$9,286,409

Aggressive Allocation
Money Market	$19,468,875	$18,642,926	$43,916,695	$44,742,645	$2,065	$—
Value Equity	232,399,206	230,740,279	240,709,499	238,508,470	2,140,586	3,485,443
Growth Equity	231,696,900	232,336,390	242,866,258	241,161,801	—	8,129,457
Small Cap Equity	53,626,378	51,415,516	51,352,119	55,977,119	—	—
International Equity	263,844,623	269,910,119	279,992,903	288,492,903	—	—
Emerging Markets Equity	67,987,625	70,076,264	76,438,280	74,563,280	—	—

	$869,023,607	$873,121,494	$935,275,754	$943,446,218	$2,142,651	$11,614,900

	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Conservative Allocation I
Money Market	$1,105,057	$1,254,866	$8,829,870	$8,680,061	$200	$—
Low-Duration Bond	32,158,818	30,169,894	1,661,206	3,728,000	277,206	—
Medium-Duration Bond	8,471,373	8,024,194	616,596	928,000	112,983	31,613
Global Bond	2,124,498	1,999,625	2,190,812	2,275,207	35,581	—
Defensive Market Strategies	7,015,274	6,507,846	332,383	860,000	40,045	36,339
Value Equity	3,368,119	3,124,362	264,180	460,000	28,985	47,195
Growth Equity	3,356,776	3,164,095	326,712	520,000	—	110,712
Small Cap Equity	760,771	704,883	20,000	112,000	—	—
International Equity	3,806,585	3,603,106	200,000	624,000	—	—
Emerging Markets Equity	987,186	948,208	48,000	92,000	—	—
Inflation Protected Bond	7,831,173	7,268,725	7,763,886	8,340,738	23,040	—
Flexible Income	3,881,602	3,687,413	205,871	444,000	53,871	—
Real Estate Securities	800,286	715,444	820,343	869,476	5,937	12,930
Global Natural Resources Equity	2,756,076	2,633,904	192,000	252,000	—	—

	$78,423,594	$73,806,565	$23,471,859	$28,185,482	$577,848	$238,789

Balanced Allocation I
Money Market	$6,957,931	$7,794,830	$21,841,388	$21,004,489	$1,337	$—
Low-Duration Bond	45,182,622	44,437,689	1,304,226	2,156,000	400,226	—
Medium-Duration Bond	60,894,618	58,946,575	2,600,461	3,560,000	818,517	229,944
Extended-Duration Bond	15,442,110	15,022,240	3,421,110	2,188,000	551,874	525,236
Global Bond	29,855,998	29,134,268	30,645,387	30,778,947	510,440	—
Defensive Market Strategies	30,225,875	29,361,333	708,385	1,636,000	180,547	163,839
Value Equity	33,483,341	32,453,102	1,612,053	2,112,000	299,837	488,215
Growth Equity	33,391,818	32,421,559	1,459,666	2,348,000	—	1,135,666
Small Cap Equity	7,626,332	6,974,817	84,000	1,096,000	—	—
International Equity	36,958,652	36,602,764	1,036,000	3,524,000	—	—
Emerging Markets Equity	9,623,357	9,437,103	260,000	484,000	—	—
Inflation Protected Bond	21,433,733	21,526,418	22,295,492	22,233,450	66,042	—
Flexible Income	11,176,086	11,076,340	318,465	544,000	158,465	—
Real Estate Securities	10,641,473	9,641,270	10,604,639	11,115,531	79,650	173,458
Global Natural Resources Equity	20,662,250	21,234,759	2,304,000	1,256,000	—	—

	$373,556,196	$366,065,067	$100,495,272	$106,036,417	$3,066,935	$2,716,358

	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Growth Allocation I
Money Market	$4,836,862	$5,082,360	$10,491,919	$10,246,421	$968	$—
Low-Duration Bond	19,757,423	19,916,445	411,900	300,000	175,900	—
Medium-Duration Bond	26,764,932	26,308,447	979,358	988,000	362,288	101,070
Extended-Duration Bond	6,855,247	6,816,655	1,592,575	888,000	245,681	230,894
Global Bond	13,214,669	12,966,034	13,577,827	13,564,208	225,619	—
Value Equity	47,438,832	47,214,326	2,170,348	1,616,000	437,683	712,664
Growth Equity	47,327,507	47,221,839	2,132,634	2,092,000	—	1,660,634
Small Cap Equity	10,772,988	10,302,153	96,000	1,080,000	—	—
International Equity	53,640,213	54,548,990	656,000	2,756,000	—	—
Emerging Markets Equity	13,774,951	13,910,783	328,000	232,000	—	—
Real Estate Securities	9,706,295	9,262,077	10,069,393	10,021,355	76,796	167,243
Global Natural Resources Equity	16,273,007	16,208,287	972,000	684,000	—	—

	$270,362,926	$269,758,396	$43,477,954	$44,467,984	$1,524,935	$2,872,505

Aggressive Allocation I
Money Market	$3,356,259	$3,075,536	$6,708,029	$6,988,752	$641	$—
Value Equity	49,846,967	49,370,157	1,761,672	1,400,000	458,733	746,939
Growth Equity	49,654,121	49,712,823	2,062,188	1,832,000	—	1,742,188
Small Cap Equity	11,499,645	11,000,876	140,000	1,156,000	—	—
International Equity	56,610,739	57,750,140	564,000	2,572,000	—	—
Emerging Markets Equity	14,577,678	14,995,567	856,000	500,000	—	—

	$185,545,409	$185,905,099	$12,091,889	$14,448,752	$459,374	$2,489,127

Real Assets
Money Market	$605,669	$734,699	$9,082,049	$8,953,019	$76	$—
Inflation Protected Bond	18,226,105	14,498,042	16,892,071	20,657,844	52,336	—
Flexible Income	9,524,262	7,489,423	123,941	2,269,181	123,941	—
Real Estate Securities	8,272,816	6,551,663	7,989,772	9,402,164	54,933	119,631
Global Natural Resources Equity	9,880,345	7,376,028	435,000	2,911,284	—	—

	$46,509,197	$36,649,855	$34,522,833	$44,193,492	$231,286	$119,631

g. Transactions with Affiliates

Advisers to Investment Companies, including GuideStone Funds, are permitted under Rule 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 act.

For the period ended June 30, 2015, the Funds engaged in the following security transactions with affiliates:

	Purchases	Sales Proceeds	Net Realized Loss from Sales
Low-Duration Bond	$10,401,512	$6,288,106	$44,190
Medium-Duration Bond	57,884,399	17,911,131	(143,076)
International Equity	2,101,781	93,743	(2,264)
Flexible Income	1,568,273	—	—

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral: as such, this amount is not presented on the Funds’ Schedules of Investments. At June 30, 2015, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Low-Duration Bond	$87,231,072	$31,238,521	$58,481,674	$89,720,195
Medium-Duration Bond	129,090,256	48,945,533	82,978,862	131,924,395
Extended-Duration Bond	50,178,516	29,364,709	22,442,980	51,807,689
Global Bond	60,545,462	8,792,842	53,476,040	62,268,882
Defensive Market Strategies	102,424,359	2,878,959	101,453,002	104,331,961
Equity Index	49,718,910	1,620,511	49,205,510	50,826,021
Value Equity	183,912,155	5,502,843	182,748,488	188,251,331
Growth Equity	220,014,309	9,283,130	213,808,823	223,091,953
Small Cap Equity	191,540,132	18,582,397	177,779,012	196,361,409
International Equity Index	2,394,809	336,351	2,236,149	2,572,500
International Equity	77,690,968	12,286,929	69,079,584	81,366,513
Emerging Markets Equity	18,498,125	745,862	18,616,506	19,362,368
Flexible Income	1,234,274	—	1,258,450	1,258,450
Real Estate Securities	27,735,426	3,114,280	25,604,537	28,718,817
Global Natural Resources Equity	109,540,023	29,906,177	84,256,639	114,162,816

Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At June 30, 2015, the securities loaned which are subject to an MA on a net payment basis are as follows:

Fund	Value of Securities Loaned	Fair Value of Non-cash Collateral	Cash Collateral (Pledged)	Net Amount(1)
Low-Duration Bond	$87,231,072	$(31,238,521)	$(55,992,551)	$—
Medium-Duration Bond	129,090,256	(48,945,533)	(80,144,723)	—
Extended-Duration Bond	50,178,516	(29,364,709)	(20,813,807)	—
Global Bond	60,545,462	(8,792,842)	(51,752,620)	—
Defensive Market Strategies	102,424,359	(2,878,959)	(99,545,400)	—
Equity Index	49,718,910	(1,620,511)	(48,098,399)	—
Value Equity	183,912,155	(5,502,843)	(178,409,312)	—
Growth Equity	220,014,309	(9,283,130)	(210,731,179)	—
Small Cap Equity	191,540,132	(18,582,397)	(172,957,735)	—
International Equity Index	2,394,809	(336,351)	(2,058,458)	—
International Equity	77,690,968	(12,286,929)	(65,404,039)	—
Emerging Markets Equity	18,498,125	(745,862)	(17,752,263)	—
Flexible Income	1,234,274	—	(1,234,274)	—

Fund	Value of Securities Loaned	Fair Value of Non-cash Collateral	Cash Collateral (Pledged)	Net Amount(1)
Real Estate Securities	$27,735,426	$(3,114,280)	$(24,621,146)	$—
Global Natural Resources Equity	109,540,023	(29,906,177)	(79,633,846)	—

(1)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.

5. INVESTMENT TRANSACTIONS

For the period ended June 30, 2015, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$97,311,773	$95,675,773	$—	$—
MyDestination 2035	453,510,477	432,571,977	—	—
Aggressive Allocation I	2,436,000	7,460,000	—	—
Low-Duration Bond	332,530,891	272,452,168	1,626,643,100	1,553,691,080
Extended-Duration Bond	28,826,487	21,361,251	27,528,579	35,644,361
Global Bond	56,053,116	48,999,085	4,624,927	2,966,768
Defensive Market Strategies	146,810,031	123,509,599	—	—
Equity Index	188,858,338	16,173,435	—	—
Value Equity	242,062,067	287,148,717	—	—
Growth Equity	729,368,297	838,026,676	—	—
Small Cap Equity	205,851,645	222,545,302	—	—
International Equity Index	102,941,004	—	74,884	—
International Equity	379,895,925	459,303,068	—	—
Emerging Markets Equity	55,089,520	45,472,085	—	—
Inflation Protected Bond	4,514,301	7,822,589	90,242,348	64,572,365
Flexible Income	52,591,980	40,840,336	—	—
Real Assets	25,364,943	36,974,033	—	—
Real Estate Securities	213,901,443	210,750,409	—	—
Global Natural Resources Equity	72,804,614	46,964,750	—	—

Financial Futures Contracts

Investments as of June 30, 2015, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2005 Fund
5-Year U.S. Treasury Note	09/2015	7	$834,805	GSC	$2,938
S&P 500® E-Mini	09/2015	6	616,320	GSC	(14,030)

			$1,451,125		$(11,092)

MyDestination 2015 Fund
10-Year U.S. Treasury Note	09/2015	22	$2,775,781	GSC	$(7,531)
MSCI EAFE Index E-Mini	09/2015	14	1,283,800	GSC	(20,075)
MSCI Emerging Markets E-Mini	09/2015	4	191,880	GSC	(1,840)
S&P 500® E-Mini	09/2015	25	2,568,000	GSC	(60,048)

			$6,819,461		$(89,494)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2025 Fund
10-Year U.S. Treasury Note	09/2015	25	$3,154,297	GSC	$(14,141)
MSCI EAFE Index E-Mini	09/2015	24	2,200,800	GSC	(35,260)
MSCI Emerging Markets E-Mini	09/2015	12	575,640	GSC	(4,165)
S&P 500® E-Mini	09/2015	48	4,930,560	GSC	(104,532)

			$10,861,297		$(158,098)

MyDestination 2035 Fund
10-Year U.S. Treasury Note	09/2015	12	$1,514,062	GSC	$(7,125)
MSCI EAFE Index E-Mini	09/2015	26	2,384,200	GSC	(37,300)
MSCI Emerging Markets E-Mini	09/2015	10	479,700	GSC	(3,925)
S&P 500® E-Mini	09/2015	40	4,108,800	GSC	(90,360)

			$8,486,762		$(138,710)

MyDestination 2045 Fund
10-Year U.S. Treasury Note	09/2015	4	$504,688	GSC	$(718)
MSCI EAFE Index E-Mini	09/2015	20	1,834,000	GSC	(28,700)
MSCI Emerging Markets E-Mini	09/2015	10	479,700	GSC	(3,925)
S&P 500® E-Mini	09/2015	35	3,595,200	GSC	(68,722)

			$6,413,588		$(102,065)

MyDestination 2055 Fund
S&P 500® E-Mini	09/2015	6	$616,320	GSC	$(10,115)

Conservative Allocation Fund
2-Year U.S. Treasury Note	09/2015	19	$4,159,812	GSC	$5,827
MSCI EAFE Index E-Mini	09/2015	6	550,200	GSC	(3,899)
S&P 500® E-Mini	09/2015	7	719,040	GSC	(16,367)

			$5,429,052		$(14,439)

Balanced Allocation Fund
10-Year U.S. Treasury Note	09/2015	17	$2,144,922	GSC	$(11,375)
5-Year U.S. Treasury Note	09/2015	44	5,247,344	GSC	(6,853)
Long U.S. Treasury Bond	09/2015	13	1,960,968	GSC	(26,424)
MSCI EAFE Index E-Mini	09/2015	42	3,851,400	GSC	(60,224)
MSCI Emerging Markets E-Mini	09/2015	23	1,103,310	GSC	(7,775)
S&P 500® E-Mini	09/2015	70	7,190,400	GSC	(163,671)

			$21,498,344		$(276,322)

Growth Allocation Fund
10-Year U.S. Treasury Note	09/2015	8	$1,009,375	GSC	$(7,000)
5-Year U.S. Treasury Note	09/2015	19	2,265,898	GSC	(2,959)
Long U.S. Treasury Bond	09/2015	6	905,063	GSC	(12,196)
MSCI EAFE Index E-Mini	09/2015	54	4,951,800	GSC	(77,500)
MSCI Emerging Markets E-Mini	09/2015	19	911,430	GSC	(6,550)
S&P 500® E-Mini	09/2015	92	9,450,240	GSC	(215,110)

			$19,493,806		$(321,315)

Aggressive Allocation Fund
MSCI EAFE Index E-Mini	09/2015	64	$5,868,800	GSC	$(107,615)
MSCI Emerging Markets E-Mini	09/2015	35	1,678,950	GSC	(13,993)
S&P 500® E-Mini	09/2015	111	11,401,920	GSC	(276,224)

			$18,949,670		$(397,832)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Conservative Allocation Fund I
S&P 500® E-Mini	09/2015	3	$308,160	GSC	$(4,470)

Balanced Allocation Fund I
10-Year U.S. Treasury Note	09/2015	4	$504,687	GSC	$2,937
5-Year U.S. Treasury Note	09/2015	18	2,146,641	GSC	803
Long U.S. Treasury Bond	09/2015	5	754,219	GSC	(10,163)
MSCI EAFE Index E-Mini	09/2015	13	1,192,100	GSC	(32,778)
MSCI Emerging Markets E-Mini	09/2015	5	239,850	GSC	(2,220)
S&P 500® E-Mini	09/2015	22	2,259,840	GSC	(55,966)

			$7,097,337		$(97,387)

Growth Allocation Fund I
10-Year U.S. Treasury Note	09/2015	1	$126,172	GSC	$(875)
5-Year U.S. Treasury Note	09/2015	4	477,031	GSC	(623)
Long U.S. Treasury Bond	09/2015	2	301,688	GSC	(4,065)
MSCI EAFE Index E-Mini	09/2015	13	1,192,100	GSC	(18,650)
MSCI Emerging Markets E-Mini	09/2015	5	239,850	GSC	(2,220)
S&P 500® E-Mini	09/2015	20	2,054,400	GSC	(46,763)

			$4,391,241		$(73,196)

Aggressive Allocation Fund I
MSCI EAFE Index E-Mini	09/2015	11	$1,008,700	GSC	$(15,775)
MSCI Emerging Markets E-Mini	09/2015	5	239,850	GSC	(2,220)
S&P 500® E-Mini	09/2015	18	1,848,960	GSC	(42,087)

			$3,097,510		$(60,082)

Low-Duration Bond Fund
10-Year Australia Treasury Note	09/2015	19	$13,928,108	UBS	$3,208
10-Year U.S. Treasury Note	09/2015	(71)	(8,958,203)	UBS	5,927
2-Year U.S. Treasury Note	09/2015	1,033	226,162,438	CITI	224,719
2-Year U.S. Treasury Note	09/2015	368	80,569,000	UBS	100,617
2-Year U.S. Treasury Note	09/2015	42	9,195,375	JPM	14,961
3-Month Euro-Schatz	09/2015	8	992,441	UBS	(231)
5-Year U.S. Treasury Note	09/2015	(324)	(38,639,531)	UBS	1,772
Euro-BOBL	09/2015	46	6,645,276	UBS	24,728

			$289,894,904		$375,701

Medium-Duration Bond Fund
10-Year Australia Treasury Note	09/2015	5	$374,009	BAR	$280
10-Year U.S. Treasury Note	09/2015	561	70,782,422	DEUT	(434,839)
10-Year U.S. Treasury Note	09/2015	266	33,561,719	GSC	(289,115)
10-Year U.S. Treasury Note	09/2015	60	7,570,312	UBS	(86,308)
10-Year U.S. Treasury Note	09/2015	43	5,425,391	CITI	27,502
10-Year U.S. Treasury Note	09/2015	(195)	(24,603,516)	GSC	76,444
2-Year U.S. Treasury Note	09/2015	119	26,053,563	CITI	27,835
2-Year U.S. Treasury Note	09/2015	91	19,923,312	GSC	24,204
5-Year U.S. Treasury Note	09/2015	97	11,568,008	DEUT	18,446
5-Year U.S. Treasury Note	09/2015	(3)	(357,773)	CITI	(462)
5-Year U.S. Treasury Note	09/2015	(92)	(10,971,719)	GSC	(70,260)
90-Day Euro	09/2015	(474)	(118,067,475)	GSC	(35,003)
Euro Currency	09/2015	(8)	(1,115,600)	GSC	(2,326)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Euro-BOBL	09/2015	21	$3,033,713	UBS	$5,688
Euro-BTP	09/2015	1	145,165	GSC	(2,778)
Euro-Bund	09/2015	110	18,640,326	MLCS	(300,875)
Euro-Bund	09/2015	(2)	(338,915)	MLCS	1,446
Euro-Bund	09/2015	(81)	(13,726,059)	GSC	235,464
Euro-Buxl®	09/2015	2	331,423	UBS	(27,093)
Long U.S. Treasury Bond	09/2015	86	12,972,562	GSC	(146,264)
Long U.S. Treasury Bond	09/2015	11	1,659,281	CITI	9,631
Long U.S. Treasury Bond	09/2015	(42)	(6,335,437)	DEUT	20,109
Ultra Long U.S. Treasury Bond	09/2015	138	21,260,625	GSC	(382,245)
Ultra Long U.S. Treasury Bond	09/2015	1	154,062	CITI	774
90-Day Euro	12/2015	(90)	(22,379,625)	GSC	(24,305)
90-Day Euro	03/2016	(348)	(86,373,600)	GSC	(51,131)
90-Day Euro	06/2016	(229)	(56,720,438)	MSCS	(26,105)
90-Day Euro	09/2016	(20)	(4,942,500)	MSCS	(8,006)
90-Day Euro	12/2016	(4)	(986,300)	MSCS	(559)
90-Day Euro	12/2016	(77)	(18,986,275)	GSC	(13,363)
90-Day Euro	12/2016	(126)	(31,068,450)	DEUT	(89,916)
90-Day Euro	03/2017	(13)	(3,199,462)	MSCS	(1,216)
90-Day Euro	03/2017	(44)	(8,510,464)	JPM	7,977
90-Day Euro	03/2017	(77)	(18,950,662)	MLCS	(26,763)
90-Day Euro	03/2017	(109)	(21,082,741)	UBS	21,134
90-Day Euro	06/2017	(70)	(13,521,502)	JPM	10,550
90-Day Euro	06/2017	(335)	(82,296,937)	DEUT	(742,148)
90-Day Euro	09/2017	(334)	(81,921,850)	DEUT	(785,498)
90-Day Euro	03/2018	(23)	(5,625,512)	MLCS	(3,578)

			$(398,626,919)		$(3,062,672)

Global Bond Fund
10-Year U.S. Treasury Note	09/2015	37	$4,668,359	GSC	$(14,808)
5-Year U.S. Treasury Note	09/2015	188	22,420,469	GSC	25,811

			$27,088,828		$11,003

Defensive Market Strategies Fund
S&P 500® E-Mini	09/2015	171	$17,565,120	GSC	$(399,823)

Equity Index Fund
S&P 500® E-Mini	09/2015	160	$16,435,200	GSC	$(328,456)

Value Equity Fund
S&P 500® E-Mini	09/2015	384	$39,444,480	GSC	$(938,383)

Growth Equity Fund
S&P 500® E-Mini	09/2015	559	$57,420,480	GSC	$(1,219,429)

Small Cap Equity Fund
Russell 2000® IMM-Mini	09/2015	150	$18,756,000	GSC	$(188,740)

International Equity Index Fund
MSCI EAFE Index E-Mini		38	$3,550,720	GSC	$(53,100)

International Equity Fund
AEX Index	07/2015	(94)	$(9,893,799)	BAR	$9,423
CAC40 Index	07/2015	180	9,605,231	BAR	(21,848)
Hang Seng Index	07/2015	23	3,887,558	BAR	(138,409)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
IBEX 35 Index	07/2015	14	$1,681,739	BAR	$(4,326)
MSCI Singapore Index	07/2015	41	2,263,622	BAR	(18,174)
OMX 30 Index	07/2015	(132)	(2,454,942)	BAR	40,492
DAX Index	09/2015	62	19,010,820	BAR	208,045
FTSE 100 Index®	09/2015	(38)	(3,877,381)	BAR	80,445
FTSE MIB Index	09/2015	(67)	(8,430,461)	BAR	(164,388)
MSCI EAFE Index E-Mini	09/2015	345	31,636,500	GSC	(495,225)
S&P/TSE 60 Index	09/2015	(101)	(13,648,343)	BAR	165,939
SPI 200 Index	09/2015	75	7,807,614	BAR	(51,313)
TOPIX Index®	09/2015	96	12,789,803	BAR	(177,342)
Hang Seng Index	08/2015	53	8,958,286	GSC	(320,012)
Swiss Synthetic	09/2015	(71)	(6,675,876)	JPM	70,008

			$52,660,371		$(816,685)

Emerging Markets Equity Fund
HSCEI China Index	07/2015	32	$2,667,854	BAR	$(108,752)
KLCI Index	07/2015	19	427,916	BAR	979
MSCI Singapore Index	07/2015	25	1,380,258	BAR	(12,001)
MSCI Taiwan Index	07/2015	73	2,498,790	BAR	(29,315)
SGX CNX Nifty Index	07/2015	(25)	(419,225)	BAR	(374)
MEXBOL Index	09/2015	(10)	(286,846)	JPM	(1,400)
MSCI Emerging Markets E-Mini	09/2015	740	35,497,800	GSC	(282,467)
SAF Top 40 Index	09/2015	(92)	(3,496,696)	BAR	(6,171)
SET50 Index	09/2015	34	195,813	BAR	(2,757)
TAIEX	07/2015	25	1,492,651	GSC	20,108
HSCEI China Index	07/2015	15	1,250,556	GSC	(45,695)
MSCI Taiwan Index	07/2015	101	3,457,230	GSC	(36,651)
SGX CNX Nifty Index	07/2015	(226)	(3,789,794)	GSC	(21,279)
TA-25 Index	07/2015	27	1,179,602	GSC	(42,731)
Bovespa Index	08/2015	130	2,249,233	GSC	(25,559)
WIG20 Index	09/2015	26	320,021	GSC	(4,548)

			$44,625,163		$(598,613)

Inflation Protected Bond Fund
10-Year Japan Treasury Note	09/2015	(13)	$(15,611,472)	GSC	$(96,372)
10-Year U.S. Treasury Note	09/2015	125	15,771,484	UBS	21,250
2-Year U.S. Treasury Note	09/2015	33	7,224,938	UBS	14,905
5-Year U.S. Treasury Note	09/2015	36	4,293,281	UBS	4,410
Euro-BOBL	09/2015	(1)	(144,462)	UBS	679
Euro-BTP	09/2015	(4)	(580,660)	GSC	13,582
Euro-Bund	09/2015	(3)	(508,373)	UBS	10,900
Euro-Buxl®	09/2015	(1)	(165,712)	UBS	15,072
Long Gilt	09/2015	(11)	(2,000,236)	UBS	(16,683)
Long U.S. Treasury Bond	09/2015	23	3,469,406	UBS	(1,928)
Ultra Long U.S. Treasury Bond	09/2015	(133)	(20,490,312)	UBS	665,846
90-Day Euro	12/2015	(25)	(6,216,562)	UBS	(24,117)
90-Day Euro	12/2017	(211)	(51,673,900)	UBS	(58,471)

			$(66,632,580)		$549,073

Real Estate Securities Fund
S&P 500® MidCap 400 E-Mini	09/2015	46	$6,891,260	GSC	$(131,962)

Forward Foreign Currency Contracts

As of June 30, 2015, the following Funds have forward foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
07/02/15	Japanese Yen	377,600,000	U.S. Dollars	3,046,606	BNP	$38,818
07/02/15	Japanese Yen	264,300,000	U.S. Dollars	2,110,493	BNP	49,140
07/02/15	U.S. Dollars	14,690,087	Euro	13,468,000	UBS	(325,155)
07/02/15	Euro	13,893,000	U.S. Dollars	15,484,602	HSBC	4,463
07/02/15	U.S. Dollars	5,194,971	Japanese Yen	641,900,000	BNP	(50,085)
07/02/15	U.S. Dollars	2,748,066	British Pounds	1,806,000	UBS	(89,554)
07/02/15	Brazilian Reals	898,851	U.S. Dollars	331,312	DEUT	(42,426)
07/02/15	U.S. Dollars	478,193	Euro	425,000	UBS	4,368
07/02/15	British Pounds	376,000	U.S. Dollars	593,553	JPM	(2,776)
07/02/15	U.S. Dollars	273,202	Brazilian Reals	844,290	DEUT	1,852
07/09/15	U.S. Dollars	2,186,240	Canadian Dollars	2,724,000	RBC	5,295
07/09/15	U.S. Dollars	1,883,120	Euro	1,670,000	CITI	21,318
07/09/15	U.S. Dollars	404,880	British Pounds	264,000	HSBC	(9,927)
07/15/15	U.S. Dollars	685,368	Australian Dollars	890,000	JPM	(694)
07/15/15	U.S. Dollars	676,260	Australian Dollars	877,155	JPM	100
07/15/15	British Pounds	430,000	U.S. Dollars	676,260	JPM	(699)
07/15/15	Australian Dollars	902,605	British Pounds	440,000	JPM	4,506
07/15/15	Australian Dollars	883,121	British Pounds	430,000	HSBC	5,198
07/15/15	Australian Dollars	880,000	U.S. Dollars	673,612	HSBC	4,741
07/15/15	Canadian Dollars	837,339	New Zealand Dollars	990,000	JPM	330
07/15/15	U.S. Dollars	679,569	Australian Dollars	880,000	HSBC	1,216
07/15/15	British Pounds	440,000	Australian Dollars	882,268	JPM	11,171
07/15/15	British Pounds	430,000	Australian Dollars	876,052	JPM	252
07/21/15	U.S. Dollars	2,700,888	Australian Dollars	3,527,000	BAR	(16,939)
07/21/15	U.S. Dollars	1,373,592	British Pounds	929,000	BAR	(85,875)
07/21/15	U.S. Dollars	456,016	Euro	423,700	UBS	(16,483)
07/21/15	Euro	19,000	U.S. Dollars	21,194	SS	(6)
08/04/15	U.S. Dollars	15,491,272	Euro	13,893,000	HSBC	(4,900)
08/04/15	U.S. Dollars	3,047,619	Japanese Yen	377,600,000	BNP	(39,066)
08/12/15	Norwegian Krone	3,585,000	U.S. Dollars	470,294	HSBC	(13,522)

						$(545,339)

Medium-Duration Bond Fund
07/02/15	Euro	19,771,119	U.S. Dollars	22,036,126	HKSB	$6,351
07/02/15	Euro	984,000	U.S. Dollars	1,108,030	JPM	(10,986)
07/02/15	U.S. Dollars	557,586	Euro	491,000	JPM	10,178
07/02/15	U.S. Dollars	262,377	Euro	233,000	UBS	2,609
07/02/15	Euro	233,000	U.S. Dollars	261,550	JPM	(1,782)
07/02/15	Canadian Dollars	142,000	U.S. Dollars	113,758	CITI	(70)
07/02/15	Japanese Yen	876,913,212	U.S. Dollars	7,075,236	BNP	90,147
07/02/15	Japanese Yen	158,000,000	U.S. Dollars	1,278,133	GSC	12,908
07/02/15	U.S. Dollars	30,281,256	Euro	27,762,119	UBS	(670,251)
07/02/15	U.S. Dollars	8,375,673	Japanese Yen	1,034,913,212	BNP	(80,751)
07/02/15	Euro	3,466,000	U.S. Dollars	3,934,337	CITI	(70,153)
07/02/15	Brazilian Reals	3,124,778	U.S. Dollars	1,132,166	UBS	(127,123)
07/02/15	Brazilian Reals	2,926,486	U.S. Dollars	932,893	SC	7,665

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/02/15	Euro	2,856,000	U.S. Dollars	3,206,450	CITI	$(22,345)
07/02/15	U.S. Dollars	1,432,887	British Pounds	938,000	JPM	(40,915)
07/02/15	Euro	1,176,000	U.S. Dollars	1,280,826	JPM	30,276
07/02/15	U.S. Dollars	924,611	Brazilian Reals	2,926,486	HKSB	(15,947)
07/02/15	U.S. Dollars	898,601	Brazilian Reals	2,437,904	DEUT	114,482
07/02/15	Brazilian Reals	591,773	U.S. Dollars	190,648	BNP	(456)
07/02/15	Australian Dollars	561,000	U.S. Dollars	427,960	GSC	4,828
07/02/15	U.S. Dollars	445,789	Mexican Pesos	6,869,481	JPM	8,796
07/02/15	U.S. Dollars	413,755	Brazilian Reals	1,278,646	DEUT	2,804
07/02/15	U.S. Dollars	381,946	Australian Dollars	501,000	CITI	(4,555)
07/02/15	U.S. Dollars	314,656	Canadian Dollars	393,000	JPM	13
07/02/15	U.S. Dollars	232,810	British Pounds	153,000	UBS	(7,587)
07/06/15	Russian Rubles	128,187,470	U.S. Dollars	2,311,767	GSC	5,412
07/06/15	U.S. Dollars	1,403,000	Russian Rubles	79,816,670	HKSB	(39,805)
07/06/15	U.S. Dollars	463,000	Russian Rubles	26,414,150	DEUT	(14,475)
07/06/15	U.S. Dollars	325,000	Russian Rubles	18,456,750	JPM	(8,633)
07/06/15	U.S. Dollars	62,000	Russian Rubles	3,499,900	CS	(1,266)
07/07/15	U.S. Dollars	9,960,383	Mexican Pesos	153,616,000	UBS	191,996
07/07/15	U.S. Dollars	1,383,895	Mexican Pesos	21,723,000	CITI	1,805
07/07/15	U.S. Dollars	324,000	Mexican Pesos	4,987,883	UBS	6,822
07/07/15	Mexican Pesos	8,552,327	U.S. Dollars	564,000	DEUT	(20,161)
07/07/15	Mexican Pesos	7,146,271	U.S. Dollars	464,000	UBS	(9,571)
07/07/15	Mexican Pesos	5,453,460	U.S. Dollars	360,000	BNP	(13,216)
07/07/15	Mexican Pesos	3,109,613	U.S. Dollars	204,000	UBS	(6,261)
07/07/15	Mexican Pesos	2,024,000	U.S. Dollars	131,306	CITI	(2,600)
07/07/15	Mexican Pesos	1,702,000	U.S. Dollars	110,846	CITI	(2,617)
07/07/15	Mexican Pesos	1,414,992	U.S. Dollars	92,000	GSC	(2,021)
07/07/15	U.S. Dollars	608,283	Mexican Pesos	9,432,648	BNP	8,464
07/07/15	U.S. Dollars	350,302	Mexican Pesos	5,404,000	CITI	6,663
07/07/15	U.S. Dollars	191,000	Mexican Pesos	2,935,345	HKSB	4,342
07/16/15	Indian Rupees	151,800,000	U.S. Dollars	2,398,388	CITI	(14,594)
07/16/15	Indian Rupees	41,700,000	U.S. Dollars	659,951	CITI	(5,114)
07/16/15	Indian Rupees	23,500,000	U.S. Dollars	371,219	BAR	(2,186)
07/16/15	U.S. Dollars	3,536,070	British Pounds	2,270,000	CITIC	(30,242)
07/16/15	U.S. Dollars	3,535,850	Euro	3,090,000	CITIC	90,201
07/16/15	Brazilian Reals	2,716,000	U.S. Dollars	859,222	CITIC	9,122
07/16/15	Brazilian Reals	2,500,000	U.S. Dollars	789,427	BAR	9,859
07/16/15	British Pounds	2,270,000	U.S. Dollars	3,521,837	CITIC	44,475
07/16/15	U.S. Dollars	1,246,362	Euro	1,140,000	CITIC	(24,848)
07/16/15	U.S. Dollars	1,166,126	Euro	1,040,000	BOA	6,425
07/16/15	U.S. Dollars	944,696	Euro	860,000	BAR	(14,287)
07/16/15	U.S. Dollars	944,307	Euro	860,000	BAR	(14,677)
07/16/15	U.S. Dollars	842,745	Brazilian Reals	2,716,000	CITIC	(25,599)
07/16/15	U.S. Dollars	778,574	Brazilian Reals	2,500,000	BAR	(20,712)
07/23/15	U.S. Dollars	306,949	Mexican Pesos	4,735,301	CS	6,197
07/24/15	Indian Rupees	64,705,920	U.S. Dollars	1,006,000	JPM	5,062
07/24/15	Indian Rupees	14,431,370	U.S. Dollars	227,427	BAR	(1,930)
07/24/15	Indian Rupees	11,514,918	U.S. Dollars	178,540	JPM	1,387
07/24/15	Indian Rupees	3,917,420	U.S. Dollars	61,000	BAR	212
07/29/15	U.S. Dollars	460,955	Mexican Pesos	7,127,240	BAR	8,490
07/29/15	U.S. Dollars	333,828	Mexican Pesos	5,182,018	UBS	4,853
08/04/15	U.S. Dollars	22,045,618	Euro	19,771,119	HKSB	(6,974)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
08/04/15	U.S. Dollars	965,717	Euro	865,000	JPM	$1,370
08/04/15	U.S. Dollars	7,077,588	Japanese Yen	876,913,212	BNP	(90,725)
08/04/15	U.S. Dollars	3,399,903	Euro	3,032,000	UBS	18,028
08/04/15	U.S. Dollars	2,283,172	Japanese Yen	282,200,000	GSC	(23,668)
08/04/15	U.S. Dollars	920,924	Euro	822,000	UBS	4,070
08/04/15	U.S. Dollars	532,961	Japanese Yen	65,800,000	GSC	(4,920)
08/04/15	Euro	483,000	U.S. Dollars	541,637	GSC	(2,902)
08/04/15	U.S. Dollars	188,523	Brazilian Reals	591,773	BNP	659
08/07/15	U.S. Dollars	2,109,248	Euro	1,872,000	WEST	21,138
08/13/15	Japanese Yen	153,366,000	U.S. Dollars	1,234,272	BAR	19,538
08/13/15	Euro	700,000	U.S. Dollars	786,323	CITIC	(5,444)
08/13/15	Japanese Yen	156,764,503	U.S. Dollars	1,261,971	CITIC	19,624
08/13/15	U.S. Dollars	6,693,267	Euro	5,933,116	CITIC	74,626
08/13/15	U.S. Dollars	6,360,573	Euro	5,650,000	BOA	57,760
08/13/15	Euro	2,307,692	U.S. Dollars	2,610,462	UBS	(36,134)
08/13/15	U.S. Dollars	1,314,697	Japanese Yen	156,764,503	CITIC	33,103
08/13/15	U.S. Dollars	1,281,890	Japanese Yen	153,366,000	BAR	28,080
08/13/15	Euro	949,687	U.S. Dollars	1,081,651	UBS	(22,235)
08/13/15	U.S. Dollars	169,095	Euro	150,000	BOA	1,764
08/14/15	U.S. Dollars	2,277,269	Russian Rubles	128,187,470	GSC	(5,945)
08/20/15	U.S. Dollars	210,066	Mexican Pesos	3,210,236	SC	6,583
08/24/15	Indian Rupees	70,527,422	U.S. Dollars	1,086,374	GSC	8,907
08/27/15	U.S. Dollars	212,821	Mexican Pesos	3,289,784	DEUT	4,397
09/10/15	U.S. Dollars	210,805	Mexican Pesos	3,270,636	DEUT	3,793
09/11/15	U.S. Dollars	981,325	South Korean Won	1,092,999,394	JPM	3,121
09/16/15	Canadian Dollars	307,587	U.S. Dollars	247,000	RBC	(734)
09/16/15	Japanese Yen	60,436,475	U.S. Dollars	492,000	DEUT	2,345
09/16/15	Japanese Yen	30,670,978	U.S. Dollars	247,000	SC	3,876
09/16/15	Japanese Yen	30,601,818	U.S. Dollars	247,000	UBS	3,310
09/16/15	Japanese Yen	30,389,180	U.S. Dollars	246,058	UBS	2,513
09/16/15	U.S. Dollars	614,518	Euro	555,000	MLCS	(4,918)
09/16/15	U.S. Dollars	496,290	Australian Dollars	640,275	WEST	4,419
09/16/15	U.S. Dollars	495,000	Japanese Yen	60,716,601	MSCS	(1,636)
09/16/15	Australian Dollars	316,000	U.S. Dollars	246,235	MLCS	(3,478)
09/16/15	U.S. Dollars	315,732	Euro	281,000	BNP	2,107
09/16/15	Euro	285,847	U.S. Dollars	318,955	DEUT	79
09/16/15	U.S. Dollars	257,328	Euro	228,646	DEUT	2,136
09/16/15	U.S. Dollars	256,098	Japanese Yen	31,603,534	SS	(2,406)
09/16/15	U.S. Dollars	248,000	Canadian Dollars	311,409	SS	(1,062)
09/16/15	U.S. Dollars	247,861	Euro	220,000	RBC	2,318
09/16/15	U.S. Dollars	247,734	Euro	218,000	BNP	4,423
09/16/15	U.S. Dollars	247,725	Australian Dollars	320,000	BAR	1,895
09/16/15	U.S. Dollars	247,698	Euro	220,000	SS	2,156
09/16/15	U.S. Dollars	247,688	Canadian Dollars	307,790	SS	1,521
09/16/15	U.S. Dollars	247,572	Euro	221,000	UBS	913
09/16/15	U.S. Dollars	247,282	Euro	219,000	SS	2,855
09/16/15	U.S. Dollars	247,000	Japanese Yen	30,484,740	CS	(2,352)
09/16/15	U.S. Dollars	247,000	Japanese Yen	30,583,475	JPM	(3,160)
09/16/15	U.S. Dollars	247,000	Japanese Yen	30,631,334	MLCS	(3,552)
09/16/15	U.S. Dollars	246,761	Euro	218,480	DEUT	2,915
09/16/15	U.S. Dollars	246,352	Euro	220,000	UBS	810
09/16/15	U.S. Dollars	245,566	Australian Dollars	319,000	WEST	(559)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/15	U.S. Dollars	245,466	New Zealand Dollars	358,000	UBS	$4,504
09/16/15	U.S. Dollars	242,720	Canadian Dollars	298,560	MLCS	3,935
09/16/15	Euro	223,000	U.S. Dollars	247,908	CS	983
09/16/15	Euro	221,000	U.S. Dollars	246,920	UBS	(261)
09/16/15	Euro	220,000	British Pounds	156,328	MLCS	52
09/16/15	Euro	220,000	U.S. Dollars	247,038	JPM	(1,496)
09/16/15	Euro	220,000	U.S. Dollars	247,133	CS	(1,590)
09/16/15	Euro	220,000	British Pounds	158,479	HKSB	(3,325)
09/16/15	Euro	219,000	U.S. Dollars	245,950	SS	(1,524)
09/16/15	Euro	218,000	U.S. Dollars	247,247	UBS	(3,937)
09/16/15	Euro	218,000	U.S. Dollars	248,627	RBC	(5,317)
09/16/15	New Zealand Dollars	181,000	U.S. Dollars	122,667	WEST	(839)
09/16/15	New Zealand Dollars	178,000	U.S. Dollars	122,953	BAR	(3,145)
09/16/15	U.S. Dollars	161,805	British Pounds	105,686	MLCS	(4,160)
09/16/15	British Pounds	161,784	Euro	220,000	BAR	8,516
09/16/15	Australian Dollars	161,000	U.S. Dollars	122,883	WEST	800
09/16/15	Australian Dollars	161,000	U.S. Dollars	123,580	SC	103
09/16/15	British Pounds	156,865	Euro	221,161	SS	(505)
09/16/15	U.S. Dollars	124,000	Japanese Yen	15,220,789	UBS	(500)
09/16/15	U.S. Dollars	123,477	Euro	110,000	BNP	706
09/16/15	U.S. Dollars	123,000	Japanese Yen	15,234,718	JPM	(1,614)
09/16/15	U.S. Dollars	122,573	New Zealand Dollars	180,000	RBS	1,419
09/16/15	Euro	111,000	U.S. Dollars	124,106	DEUT	(219)
09/16/15	U.S. Dollars	109,924	New Zealand Dollars	157,701	MLCS	3,779
09/16/15	U.S. Dollars	86,338	Euro	76,714	BNP	813
09/16/15	U.S. Dollars	83,494	Euro	74,995	DEUT	(208)
09/16/15	British Pounds	78,000	U.S. Dollars	123,907	MLCS	(1,419)
09/16/15	Euro	76,714	U.S. Dollars	86,205	RBS	(680)
09/16/15	Euro	74,995	U.S. Dollars	83,044	UBS	658
09/18/15	U.S. Dollars	1,154,164	Mexican Pesos	17,905,699	MLCS	21,455
09/30/15	U.S. Dollars	138,000	Mexican Pesos	2,158,237	GSC	1,584
09/30/15	Mexican Pesos	155,234,000	U.S. Dollars	9,891,731	BAR	(79,834)
09/30/15	U.S. Dollars	333,000	Mexican Pesos	5,179,982	HKSB	5,588
09/30/15	U.S. Dollars	116,000	Mexican Pesos	1,786,632	GSC	3,072
09/30/15	U.S. Dollars	86,000	Mexican Pesos	1,342,245	UBS	1,161
10/01/15	U.S. Dollars	443,459	Mexican Pesos	6,875,616	RBC	8,904
10/01/15	U.S. Dollars	278,080	Mexican Pesos	4,318,195	RBC	5,160
10/01/15	U.S. Dollars	186,263	Mexican Pesos	2,898,811	JPM	3,051
10/02/15	U.S. Dollars	920,143	Brazilian Reals	2,982,000	CITIG	(6,748)

						$(541,622)

Global Bond Fund
07/27/15	Indonesian Rupiahs	21,641,250,000	U.S. Dollars	1,641,603	CITI	$(27,506)
07/27/15	Indian Rupees	286,380,000	U.S. Dollars	4,495,761	CITIC	(23,712)
07/27/15	Indian Rupees	51,960,000	U.S. Dollars	816,211	JPM	(4,815)
07/27/15	Chinese Yuan Renminbi	21,064,000	U.S. Dollars	3,413,275	HKSB	(23,255)
07/27/15	U.S. Dollars	893,590	Brazilian Reals	2,809,000	BAR	(813)
07/31/15	Euro	300,000	U.S. Dollars	335,770	JPM	(1,172)
08/13/15	Japanese Yen	744,255,000	U.S. Dollars	6,244,903	DEUT	(160,406)
08/13/15	U.S. Dollars	14,933,006	Euro	13,283,878	HKSB	114,281
08/13/15	Mexican Pesos	9,669,581	U.S. Dollars	629,863	DEUT	(16,648)
08/13/15	Mexican Pesos	6,000,000	U.S. Dollars	388,468	DEUT	(7,966)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
08/13/15	Swedish Kronor	5,133,306	U.S. Dollars	619,531	BAR	$276
08/13/15	U.S. Dollars	3,603,807	Euro	3,194,524	CITIC	40,181
08/13/15	U.S. Dollars	3,563,812	British Pounds	2,349,041	JPM	(125,934)
08/13/15	U.S. Dollars	3,251,650	Euro	2,854,942	UBS	66,843
08/13/15	U.S. Dollars	3,144,107	Euro	2,791,442	JPM	30,136
08/13/15	U.S. Dollars	2,033,915	Euro	1,808,255	MSCS	16,730
08/13/15	U.S. Dollars	1,494,588	British Pounds	970,000	RBC	(29,036)
08/13/15	U.S. Dollars	1,229,791	British Pounds	809,710	BAR	(42,057)
08/13/15	U.S. Dollars	1,078,888	Euro	947,399	GSC	22,024
08/13/15	U.S. Dollars	991,669	British Pounds	650,000	CS	(29,316)
08/13/15	U.S. Dollars	627,661	Swedish Kronor	5,130,000	UBS	8,253
08/13/15	U.S. Dollars	469,344	British Pounds	300,000	JPM	(1,880)
08/13/15	U.S. Dollars	395,990	Euro	350,000	JPM	5,550
08/13/15	U.S. Dollars	390,435	Euro	350,000	JPM	(5)
08/13/15	U.S. Dollars	304,538	British Pounds	200,000	GSC	(9,611)
08/13/15	U.S. Dollars	268,538	Japanese Yen	32,140,000	HKSB	5,784
08/13/15	U.S. Dollars	220,502	British Pounds	145,000	DEUT	(7,256)
08/13/15	Euro	180,000	U.S. Dollars	201,024	HKSB	(226)
08/13/15	Euro	175,000	U.S. Dollars	199,952	JPM	(4,732)
08/13/15	U.S. Dollars	132,244	South African Rand	1,616,591	JPM	419

						$(205,869)

Defensive Market Strategies Fund
07/31/15	U.S. Dollars	3,780,414	Euro	3,374,074	UBS	$17,212
07/31/15	U.S. Dollars	3,489,906	Canadian Dollars	4,322,545	JPM	30,616
07/31/15	Japanese Yen	1,602,120	U.S. Dollars	13,089	CS	7
07/31/15	U.S. Dollars	454,858	Japanese Yen	56,195,880	CS	(4,494)
07/31/15	U.S. Dollars	292,942	Switzerland Francs	274,296	CS	(799)

						$42,542

International Equity Fund
09/16/15	Norwegian Krone	47,206,000	U.S. Dollars	5,978,641	CITIG	$31,045
09/16/15	U.S. Dollars	18,451,744	Japanese Yen	2,255,151,000	CITIG	5,549
09/16/15	British Pounds	11,950,000	U.S. Dollars	18,787,074	CITIG	(21,340)
09/16/15	Canadian Dollars	4,154,000	U.S. Dollars	3,346,519	CITIG	(24,191)
09/16/15	Australian Dollars	1,978,000	U.S. Dollars	1,513,395	CITIG	6,142
09/16/15	New Zealand Dollars	1,843,000	U.S. Dollars	1,246,403	CITIG	(5,918)
09/16/15	Euro	1,724,000	U.S. Dollars	1,928,230	CITIG	(4,070)
09/16/15	U.S. Dollars	1,341,762	Swedish Kronor	11,049,000	CITIG	22,636
09/16/15	Hong Kong Dollars	66,000	U.S. Dollars	8,514	CITIG	—
09/16/15	U.S. Dollars	31,859	Singapore Dollars	43,000	CITIG	(31)
09/16/15	U.S. Dollars	13,550	Israeli Shekels	51,000	CITIG	31
09/16/15	Japanese Yen	1,530,803,799	U.S. Dollars	12,394,641	CITI	126,696
09/16/15	Japanese Yen	1,526,876,842	U.S. Dollars	12,264,515	CITIG	224,701
09/16/15	Japanese Yen	1,303,278,983	U.S. Dollars	10,483,345	CITIG	176,932
09/16/15	Japanese Yen	1,298,595,000	U.S. Dollars	10,530,303	CITIG	91,663
09/16/15	Japanese Yen	1,237,087,000	U.S. Dollars	9,970,506	CITIG	148,350
09/16/15	Japanese Yen	1,206,454,287	U.S. Dollars	9,707,480	CITIG	160,812
09/16/15	Japanese Yen	1,138,529,089	U.S. Dollars	9,198,712	CITIG	113,982
09/16/15	Japanese Yen	245,979,000	U.S. Dollars	1,991,527	CITIG	20,479
09/16/15	Norwegian Krone	63,462,000	U.S. Dollars	8,078,326	CITIG	874
09/16/15	Swedish Kronor	55,724,671	U.S. Dollars	6,674,834	CITIG	58,448

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/15	Swedish Kronor	48,473,329	U.S. Dollars	5,890,096	CITIG	$(33,003)
09/16/15	Norwegian Krone	43,297,000	U.S. Dollars	5,586,353	CITIG	(74,313)
09/16/15	U.S. Dollars	25,853,091	British Pounds	17,051,117	CITIG	(923,203)
09/16/15	Swedish Kronor	20,269,000	U.S. Dollars	2,474,483	CITIG	(25,354)
09/16/15	U.S. Dollars	11,726,411	British Pounds	7,682,870	CITIG	(338,417)
09/16/15	U.S. Dollars	11,359,852	British Pounds	7,419,013	CITIG	(290,626)
09/16/15	Hong Kong Dollars	9,326,889	U.S. Dollars	1,202,605	CITIG	523
09/16/15	Euro	7,740,475	U.S. Dollars	8,768,577	CITIG	(129,418)
09/16/15	Australian Dollars	7,631,092	U.S. Dollars	5,793,891	CITIG	68,457
09/16/15	Australian Dollars	7,615,068	U.S. Dollars	5,793,262	CITIG	56,776
09/16/15	Australian Dollars	7,543,686	U.S. Dollars	5,793,423	CITIG	1,778
09/16/15	Euro	7,482,459	U.S. Dollars	8,386,018	CITIG	(34,831)
09/16/15	Australian Dollars	7,480,433	U.S. Dollars	5,798,107	CITIG	(51,498)
09/16/15	Norwegian Krone	7,265,000	U.S. Dollars	933,587	CITIG	(8,697)
09/16/15	U.S. Dollars	7,119,231	Norwegian Krone	55,605,000	CITIG	40,287
09/16/15	U.S. Dollars	7,021,999	Switzerland Francs	6,548,742	CITIG	(4,051)
09/16/15	U.S. Dollars	6,971,644	Switzerland Francs	6,494,949	CITIG	3,308
09/16/15	U.S. Dollars	6,686,275	New Zealand Dollars	9,337,000	CITIG	401,735
09/16/15	U.S. Dollars	6,498,427	British Pounds	4,252,000	CITIG	(178,719)
09/16/15	Euro	6,450,396	U.S. Dollars	7,140,906	CITIG	58,393
09/16/15	U.S. Dollars	6,336,722	Switzerland Francs	5,871,427	CITIG	37,353
09/16/15	Hong Kong Dollars	6,196,000	U.S. Dollars	799,108	CITIG	149
09/16/15	Australian Dollars	6,095,519	U.S. Dollars	4,667,967	CITIG	14,725
09/16/15	New Zealand Dollars	5,988,000	U.S. Dollars	4,148,930	CITIG	(118,531)
09/16/15	Australian Dollars	5,709,202	U.S. Dollars	4,351,343	CITI	34,574
09/16/15	U.S. Dollars	5,649,448	Swedish Kronor	46,848,000	CITIG	(11,254)
09/16/15	U.S. Dollars	5,432,220	Canadian Dollars	6,709,000	CITIG	66,428
09/16/15	Euro	5,160,317	U.S. Dollars	5,629,481	CITIG	129,958
09/16/15	Euro	5,160,317	U.S. Dollars	5,799,554	CITIG	(40,115)
09/16/15	U.S. Dollars	4,989,372	Norwegian Krone	39,422,806	CITIG	(29,454)
09/16/15	Hong Kong Dollars	4,964,111	U.S. Dollars	640,029	CITIG	320
09/16/15	Switzerland Francs	4,587,000	U.S. Dollars	4,861,728	CITIG	59,597
09/16/15	Euro	4,521,036	U.S. Dollars	5,077,397	CITIG	(31,460)
09/16/15	U.S. Dollars	4,436,839	Switzerland Francs	4,161,882	CITIG	(28,384)
09/16/15	U.S. Dollars	4,393,944	Norwegian Krone	34,658,249	CITIG	(18,318)
09/16/15	U.S. Dollars	4,314,372	Euro	3,957,000	CITIG	(102,043)
09/16/15	U.S. Dollars	4,240,622	Switzerland Francs	3,927,000	CITIG	27,400
09/16/15	U.S. Dollars	3,766,030	Norwegian Krone	29,650,449	CITIG	(8,700)
09/16/15	U.S. Dollars	3,765,866	Norwegian Krone	29,180,496	CITIG	50,965
09/16/15	U.S. Dollars	3,647,890	Japanese Yen	448,337,000	CITIG	(19,319)
09/16/15	British Pounds	3,585,000	U.S. Dollars	5,513,856	CITIG	115,864
09/16/15	U.S. Dollars	3,143,724	New Zealand Dollars	4,463,000	CITIG	139,772
09/16/15	U.S. Dollars	3,093,399	Australian Dollars	4,050,000	CITIG	(17,887)
09/16/15	Israeli Shekels	3,013,225	U.S. Dollars	782,876	CITIG	15,848
09/16/15	U.S. Dollars	2,845,813	Canadian Dollars	3,541,000	CITIG	13,756
09/16/15	Israeli Shekels	2,833,775	U.S. Dollars	739,828	CITIG	11,329
09/16/15	British Pounds	2,596,000	U.S. Dollars	4,097,328	CITIG	(20,688)
09/16/15	U.S. Dollars	2,583,959	Australian Dollars	3,366,000	CITIG	(1,865)
09/16/15	Canadian Dollars	2,559,000	U.S. Dollars	2,071,936	CITIG	(25,273)
09/16/15	U.S. Dollars	2,351,430	British Pounds	1,508,000	CITIG	(16,664)
09/16/15	Switzerland Francs	2,344,000	U.S. Dollars	2,537,484	CITIG	(22,641)
09/16/15	U.S. Dollars	2,097,165	Norwegian Krone	16,321,000	CITIG	19,377

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/15	U.S. Dollars	1,923,717	Swedish Kronor	16,250,000	CITIG	$(39,791)
09/16/15	U.S. Dollars	1,801,309	Canadian Dollars	2,253,299	CITI	(857)
09/16/15	U.S. Dollars	1,658,328	Euro	1,472,000	CITIG	15,426
09/16/15	Euro	1,277,000	U.S. Dollars	1,442,014	CITIG	(16,752)
09/16/15	U.S. Dollars	1,175,654	Switzerland Francs	1,092,000	CITIG	4,063
09/16/15	Canadian Dollars	1,174,000	U.S. Dollars	944,210	CITIG	(5,257)
09/16/15	U.S. Dollars	1,087,917	Canadian Dollars	1,361,865	CITI	(1,289)
09/16/15	Singapore Dollars	1,084,145	U.S. Dollars	803,390	CITIG	657
09/16/15	Australian Dollars	1,073,000	U.S. Dollars	826,561	CITIG	(2,262)
09/16/15	U.S. Dollars	1,028,951	Australian Dollars	1,331,000	CITIG	6,452
09/16/15	U.S. Dollars	952,434	Japanese Yen	117,400,000	CITIG	(7,849)
09/16/15	Singapore Dollars	937,537	U.S. Dollars	690,155	CITIG	5,161
09/16/15	Singapore Dollars	932,318	U.S. Dollars	690,494	CITI	952
09/16/15	U.S. Dollars	905,603	Danish Kroner	6,061,000	CITIG	(2,237)
09/16/15	U.S. Dollars	894,113	Australian Dollars	1,161,000	CITIG	2,211
09/16/15	U.S. Dollars	877,354	Swedish Kronor	7,152,000	CITIG	13,169
09/16/15	Danish Kroner	751,000	U.S. Dollars	110,346	CITIG	2,142
09/16/15	Hong Kong Dollars	657,000	U.S. Dollars	84,752	CITIG	(2)
09/16/15	U.S. Dollars	647,163	Euro	574,000	CITIG	6,521
09/16/15	Danish Kroner	625,000	U.S. Dollars	94,899	CITIG	(1,284)
09/16/15	U.S. Dollars	607,782	New Zealand Dollars	864,000	CITIG	26,242
09/16/15	U.S. Dollars	527,406	Canadian Dollars	660,836	CITIG	(1,124)
09/16/15	Hong Kong Dollars	437,000	U.S. Dollars	56,367	CITIG	4
09/16/15	British Pounds	282,000	U.S. Dollars	439,572	CITIG	3,268
09/16/15	U.S. Dollars	270,609	Danish Kroner	1,780,000	CITIG	3,993
09/16/15	U.S. Dollars	238,134	Danish Kroner	1,571,000	CITIG	2,824
09/16/15	U.S. Dollars	195,988	Danish Kroner	1,296,000	CITIG	1,868
09/16/15	Singapore Dollars	165,000	U.S. Dollars	122,384	CITIG	(13)
09/16/15	Israeli Shekels	164,000	U.S. Dollars	42,836	CITIG	636
09/16/15	Israeli Shekels	158,000	U.S. Dollars	40,803	CITIG	1,079
09/16/15	U.S. Dollars	127,806	Hong Kong Dollars	991,000	CITIG	(29)
09/16/15	U.S. Dollars	87,757	Singapore Dollars	119,000	CITIG	(498)
09/16/15	U.S. Dollars	42,829	Israeli Shekels	162,000	CITIG	(112)
09/16/15	U.S. Dollars	35,166	Euro	31,000	CITIG	567
09/16/15	Singapore Dollars	26,000	U.S. Dollars	19,285	CITIG	(2)
09/16/15	Singapore Dollars	21,000	U.S. Dollars	15,516	CITIG	59
09/16/15	Israeli Shekels	20,000	U.S. Dollars	5,227	CITIG	74
09/16/15	U.S. Dollars	18,057	Hong Kong Dollars	140,000	CITIG	(2)
09/16/15	Euro	1,000	U.S. Dollars	1,118	CITIG	(2)

						$(85,258)

Emerging Markets Equity Fund
09/16/15	Chilean Peso	1,931,500,440	U.S. Dollars	3,069,975	CITI	$(70,970)
09/16/15	Columbian Peso	1,210,000,000	U.S. Dollars	470,613	CITI	(10,181)
09/16/15	Columbian Peso	690,000,000	U.S. Dollars	269,533	CITI	(6,972)
09/16/15	Chilean Peso	570,192,560	U.S. Dollars	909,766	CITI	(24,440)
09/16/15	Hungarian Forint	325,656,242	U.S. Dollars	1,158,099	CITI	(8,608)
09/16/15	Hungarian Forint	299,464,670	U.S. Dollars	1,077,118	CITI	(20,078)
09/16/15	Hungarian Forint	293,736,800	U.S. Dollars	1,043,882	CITI	(7,059)
09/16/15	Hungarian Forint	262,142,288	U.S. Dollars	926,531	CITI	(1,229)
09/16/15	Chilean Peso	190,000,000	U.S. Dollars	305,788	CITI	(10,778)
09/16/15	Chilean Peso	140,000,000	U.S. Dollars	222,878	CITI	(5,503)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/15	Columbian Peso	130,000,000	U.S. Dollars	51,021	CITI	$(1,553)
09/16/15	Chilean Peso	110,000,000	U.S. Dollars	176,382	CITI	(5,587)
09/16/15	Chilean Peso	60,000,000	U.S. Dollars	95,572	CITI	(2,412)
09/16/15	Indian Rupees	58,690,527	U.S. Dollars	902,173	CITI	4,889
09/16/15	Indian Rupees	48,896,448	U.S. Dollars	753,185	CITI	2,510
09/16/15	Philippine Peso	44,700,000	U.S. Dollars	998,988	CITI	(11,907)
09/16/15	Indian Rupees	36,678,076	U.S. Dollars	561,152	CITI	5,708
09/16/15	Indian Rupees	36,646,509	U.S. Dollars	564,882	CITI	1,489
09/16/15	Indian Rupees	33,000,000	U.S. Dollars	506,216	CITI	3,798
09/16/15	Taiwan Dollars	26,920,442	U.S. Dollars	876,655	CITI	(3,698)
09/16/15	Indian Rupees	24,421,440	U.S. Dollars	376,412	CITI	1,022
09/16/15	Indian Rupees	20,000,000	U.S. Dollars	307,222	CITI	1,878
09/16/15	Taiwan Dollars	16,227,481	U.S. Dollars	523,217	CITI	2,997
09/16/15	Taiwan Dollars	16,018,429	U.S. Dollars	520,285	CITI	(850)
09/16/15	Taiwan Dollars	15,997,108	U.S. Dollars	521,082	CITI	(2,338)
09/16/15	Taiwan Dollars	15,961,157	U.S. Dollars	522,292	CITI	(4,715)
09/16/15	Indian Rupees	15,000,000	U.S. Dollars	229,464	CITI	2,360
09/16/15	Taiwan Dollars	13,867,419	U.S. Dollars	451,416	CITI	(1,733)
09/16/15	Hong Kong Dollars	13,685,877	U.S. Dollars	1,764,652	CITI	768
09/16/15	South African Rand	13,321,350	U.S. Dollars	1,057,472	CITI	22,362
09/16/15	Taiwan Dollars	12,788,536	U.S. Dollars	414,005	CITI	693
09/16/15	Taiwan Dollars	10,794,572	U.S. Dollars	347,597	CITI	2,442
09/16/15	Taiwan Dollars	10,725,409	U.S. Dollars	345,816	CITI	1,981
09/16/15	Taiwan Dollars	10,700,447	U.S. Dollars	347,363	CITI	(376)
09/16/15	Czech Republic Koruna	9,377,597	U.S. Dollars	383,669	CITI	139
09/16/15	Brazilian Reals	8,147,000	U.S. Dollars	2,460,229	CITI	86,184
09/16/15	Hong Kong Dollars	7,284,123	U.S. Dollars	939,151	CITI	469
09/16/15	Czech Republic Koruna	7,100,000	U.S. Dollars	294,325	CITI	(3,735)
09/16/15	Czech Republic Koruna	6,822,403	U.S. Dollars	277,239	CITI	1,990
09/16/15	Turkish Lira	6,292,608	U.S. Dollars	2,294,516	CITI	918
09/16/15	Indian Rupees	6,000,000	U.S. Dollars	92,372	CITI	358
09/16/15	Turkish Lira	5,909,655	U.S. Dollars	2,142,014	CITI	13,725
09/16/15	South African Rand	5,700,000	U.S. Dollars	464,093	CITI	(2,049)
09/16/15	South African Rand	5,417,050	U.S. Dollars	433,089	CITI	6,020
09/16/15	South African Rand	5,371,600	U.S. Dollars	430,015	CITI	5,409
09/16/15	South African Rand	4,800,000	U.S. Dollars	390,225	CITI	(1,135)
09/16/15	Czech Republic Koruna	4,200,000	U.S. Dollars	172,877	CITI	(978)
09/16/15	Hong Kong Dollars	3,900,000	U.S. Dollars	502,943	CITI	141
09/16/15	Brazilian Reals	3,880,000	U.S. Dollars	1,236,224	CITI	(23,497)
09/16/15	Turkish Lira	3,760,000	U.S. Dollars	1,366,720	CITI	4,863
09/16/15	Polish Zloty	3,571,637	U.S. Dollars	961,747	CITI	(13,868)
09/16/15	Brazilian Reals	3,430,000	U.S. Dollars	1,073,925	CITI	(1,849)
09/16/15	Brazilian Reals	3,220,000	U.S. Dollars	1,017,772	CITI	(11,333)
09/16/15	Czech Republic Koruna	3,200,000	U.S. Dollars	131,957	CITI	(987)
09/16/15	Brazilian Reals	3,100,000	U.S. Dollars	964,696	CITI	4,236
09/16/15	Indian Rupees	3,000,000	U.S. Dollars	46,129	CITI	236
09/16/15	Turkish Lira	2,790,000	U.S. Dollars	1,018,975	CITI	(1,231)
09/16/15	Israeli Shekels	2,560,000	U.S. Dollars	674,756	CITI	3,831
09/16/15	Turkish Lira	2,531,163	U.S. Dollars	917,757	CITI	5,567
09/16/15	U.S. Dollars	2,518,413	Singapore Dollars	3,398,505	CITI	(2,058)
09/16/15	Turkish Lira	2,450,000	U.S. Dollars	894,088	CITI	(371)
09/16/15	Turkish Lira	2,323,770	U.S. Dollars	841,431	CITI	6,240

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/15	Taiwan Dollars	2,200,000	U.S. Dollars	71,244	CITI	$96
09/16/15	U.S. Dollars	2,164,512	Singapore Dollars	2,922,567	CITI	(2,983)
09/16/15	U.S. Dollars	2,163,451	Singapore Dollars	2,938,928	CITI	(16,178)
09/16/15	Turkish Lira	2,116,804	U.S. Dollars	743,576	CITI	28,597
09/16/15	Brazilian Reals	2,080,000	U.S. Dollars	648,169	CITI	1,953
09/16/15	Israeli Shekels	2,020,000	U.S. Dollars	527,849	CITI	7,598
09/16/15	Indian Rupees	2,000,000	U.S. Dollars	30,788	CITI	122
09/16/15	Brazilian Reals	1,880,000	U.S. Dollars	578,218	CITI	9,392
09/16/15	U.S. Dollars	1,868,217	Turkish Lira	5,250,000	CITI	(46,891)
09/16/15	Israeli Shekels	1,819,169	U.S. Dollars	472,645	CITI	9,568
09/16/15	Israeli Shekels	1,800,000	U.S. Dollars	469,324	CITI	7,807
09/16/15	U.S. Dollars	1,787,143	Turkish Lira	5,020,000	CITI	(44,065)
09/16/15	Israeli Shekels	1,750,000	U.S. Dollars	457,094	CITI	6,783
09/16/15	Israeli Shekels	1,710,831	U.S. Dollars	446,655	CITI	6,840
09/16/15	Polish Zloty	1,644,631	U.S. Dollars	441,010	CITI	(4,541)
09/16/15	Polish Zloty	1,627,831	U.S. Dollars	440,993	CITI	(8,982)
09/16/15	Hong Kong Dollars	1,600,000	U.S. Dollars	206,380	CITI	13
09/16/15	U.S. Dollars	1,531,711	Columbian Peso	3,928,328,564	CITI	36,892
09/16/15	Polish Zloty	1,478,178	U.S. Dollars	396,924	CITI	(4,629)
09/16/15	U.S. Dollars	1,472,454	Turkish Lira	4,140,000	CITI	(37,746)
09/16/15	Polish Zloty	1,460,000	U.S. Dollars	395,880	CITI	(8,410)
09/16/15	Thailand Baht	1,400,000	U.S. Dollars	41,322	CITI	19
09/16/15	Hong Kong Dollars	1,400,000	U.S. Dollars	180,600	CITI	(6)
09/16/15	Singapore Dollars	1,390,000	U.S. Dollars	1,025,917	CITI	4,964
09/16/15	Polish Zloty	1,337,987	U.S. Dollars	352,744	CITI	2,345
09/16/15	Polish Zloty	1,330,736	U.S. Dollars	352,767	CITI	398
09/16/15	Thailand Baht	1,300,000	U.S. Dollars	38,224	CITI	164
09/16/15	Brazilian Reals	1,240,000	U.S. Dollars	385,318	CITI	2,255
09/16/15	Israeli Shekels	1,200,000	U.S. Dollars	312,841	CITI	5,247
09/16/15	Singapore Dollars	1,200,000	U.S. Dollars	891,610	CITI	(1,641)
09/16/15	U.S. Dollars	1,190,457	South Korean Won	1,340,000,000	CITI	(8,680)
09/16/15	Brazilian Reals	1,120,000	U.S. Dollars	348,764	CITI	1,302
09/16/15	U.S. Dollars	1,013,742	Philippine Peso	46,000,000	CITI	(2,047)
09/16/15	Brazilian Reals	1,010,000	U.S. Dollars	317,528	CITI	(1,844)
09/16/15	U.S. Dollars	1,009,419	Turkish Lira	2,810,000	CITI	(15,620)
09/16/15	Thailand Baht	1,000,000	U.S. Dollars	29,447	CITI	83
09/16/15	Polish Zloty	970,000	U.S. Dollars	260,662	CITI	(3,233)
09/16/15	U.S. Dollars	959,448	Turkish Lira	2,680,000	CITI	(18,169)
09/16/15	Hong Kong Dollars	900,000	U.S. Dollars	116,083	CITI	13
09/16/15	Hong Kong Dollars	900,000	U.S. Dollars	116,089	CITI	7
09/16/15	Hong Kong Dollars	900,000	U.S. Dollars	116,091	CITI	5
09/16/15	U.S. Dollars	898,076	South Korean Won	990,000,000	CITI	12,146
09/16/15	Polish Zloty	830,000	U.S. Dollars	222,302	CITI	(2,028)
09/16/15	Thailand Baht	800,000	U.S. Dollars	23,536	CITI	87
09/16/15	Hong Kong Dollars	800,000	U.S. Dollars	103,183	CITI	13
09/16/15	Hong Kong Dollars	800,000	U.S. Dollars	103,187	CITI	8
09/16/15	U.S. Dollars	770,281	Turkish Lira	2,170,000	CITI	(21,297)
09/16/15	U.S. Dollars	715,233	South African Rand	8,900,000	CITI	(6,204)
09/16/15	U.S. Dollars	662,854	Polish Zloty	2,460,000	CITI	9,993
09/16/15	U.S. Dollars	628,676	Brazilian Reals	2,070,000	CITI	(18,321)
09/16/15	Thailand Baht	600,000	U.S. Dollars	17,632	CITI	86
09/16/15	Hong Kong Dollars	600,000	U.S. Dollars	77,393	CITI	5

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/15	Hong Kong Dollars	600,000	U.S. Dollars	77,399	CITI	$(2)
09/16/15	Brazilian Reals	590,000	U.S. Dollars	184,063	CITI	347
09/16/15	U.S. Dollars	548,825	Chilean Peso	350,000,000	CITI	5,387
09/16/15	Israeli Shekels	540,000	U.S. Dollars	141,138	CITI	2,001
09/16/15	U.S. Dollars	534,147	South African Rand	6,700,000	CITI	(8,957)
09/16/15	U.S. Dollars	524,422	Singapore Dollars	710,000	CITI	(2,143)
09/16/15	Singapore Dollars	520,000	U.S. Dollars	387,944	CITI	(2,290)
09/16/15	U.S. Dollars	489,085	Columbian Peso	1,260,000,000	CITI	9,627
09/16/15	U.S. Dollars	478,809	Columbian Peso	1,231,671,436	CITI	10,130
09/16/15	U.S. Dollars	450,698	Singapore Dollars	610,000	CITI	(1,703)
09/16/15	U.S. Dollars	423,386	Turkish Lira	1,180,000	CITI	(7,057)
09/16/15	Brazilian Reals	420,000	U.S. Dollars	130,134	CITI	1,141
09/16/15	Hong Kong Dollars	400,000	U.S. Dollars	51,598	CITI	(1)
09/16/15	Thailand Baht	400,000	U.S. Dollars	11,817	CITI	(5)
09/16/15	U.S. Dollars	391,771	Indonesian Rupiahs	5,291,883,558	CITI	1,745
09/16/15	U.S. Dollars	390,953	Indonesian Rupiahs	5,295,488,247	CITI	660
09/16/15	Singapore Dollars	390,000	U.S. Dollars	289,025	CITI	215
09/16/15	U.S. Dollars	381,150	Polish Zloty	1,410,000	CITI	6,950
09/16/15	U.S. Dollars	364,208	Brazilian Reals	1,200,000	CITI	(10,862)
09/16/15	U.S. Dollars	351,676	Polish Zloty	1,340,000	CITI	(3,948)
09/16/15	U.S. Dollars	349,637	Polish Zloty	1,330,000	CITI	(3,332)
09/16/15	U.S. Dollars	343,982	Chilean Peso	220,000,000	CITI	2,392
09/16/15	U.S. Dollars	330,451	South Korean Won	370,000,000	CITI	(654)
09/16/15	Thailand Baht	300,000	U.S. Dollars	8,831	CITI	27
09/16/15	Thailand Baht	300,000	U.S. Dollars	8,840	CITI	18
09/16/15	U.S. Dollars	292,315	Indonesian Rupiahs	3,973,168,204	CITI	(519)
09/16/15	U.S. Dollars	283,665	Hong Kong Dollars	2,200,000	CITI	(125)
09/16/15	Turkish Lira	250,000	U.S. Dollars	91,257	CITI	(61)
09/16/15	U.S. Dollars	245,296	South African Rand	3,100,000	CITI	(5,991)
09/16/15	U.S. Dollars	241,195	Polish Zloty	910,000	CITI	(310)
09/16/15	U.S. Dollars	235,549	South African Rand	3,000,000	CITI	(7,632)
09/16/15	U.S. Dollars	232,157	Polish Zloty	880,000	CITI	(1,386)
09/16/15	Singapore Dollars	220,000	U.S. Dollars	164,759	CITI	(1,598)
09/16/15	U.S. Dollars	219,892	Chilean Peso	140,000,000	CITI	2,516
09/16/15	U.S. Dollars	219,258	Hong Kong Dollars	1,700,000	CITI	(34)
09/16/15	U.S. Dollars	206,351	Hong Kong Dollars	1,600,000	CITI	(42)
09/16/15	U.S. Dollars	203,447	South African Rand	2,600,000	CITI	(7,310)
09/16/15	Thailand Baht	200,000	U.S. Dollars	5,883	CITI	23
09/16/15	U.S. Dollars	195,487	Indonesian Rupiahs	2,649,446,338	CITI	215
09/16/15	U.S. Dollars	195,287	Indonesian Rupiahs	2,666,468,480	CITI	(1,239)
09/16/15	U.S. Dollars	193,850	Hungarian Forint	55,000,000	CITI	(287)
09/16/15	U.S. Dollars	188,760	South Korean Won	210,000,000	CITI	835
09/16/15	U.S. Dollars	187,497	Hungarian Forint	53,000,000	CITI	419
09/16/15	U.S. Dollars	186,421	Chilean Peso	120,000,000	CITI	99
09/16/15	U.S. Dollars	175,944	Polish Zloty	660,000	CITI	786
09/16/15	Peruvian Nuevos Soles	157,000	U.S. Dollars	48,925	CITI	(113)
09/16/15	Turkish Lira	150,000	U.S. Dollars	54,386	CITI	331
09/16/15	U.S. Dollars	141,798	Chilean Peso	90,000,000	CITI	2,057
09/16/15	Singapore Dollars	140,000	U.S. Dollars	104,054	CITI	(224)
09/16/15	U.S. Dollars	128,982	Hong Kong Dollars	1,000,000	CITI	(13)
09/16/15	U.S. Dollars	128,967	Hong Kong Dollars	1,000,000	CITI	(29)
09/16/15	U.S. Dollars	126,904	South Korean Won	140,000,000	CITI	1,621

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/15	Turkish Lira	120,000	U.S. Dollars	44,098	CITI	$(324)
09/16/15	U.S. Dollars	106,866	South Korean Won	120,000,000	CITI	(519)
09/16/15	U.S. Dollars	94,043	Chilean Peso	60,000,000	CITI	882
09/16/15	Polish Zloty	90,000	U.S. Dollars	23,687	CITI	198
09/16/15	U.S. Dollars	86,773	Indonesian Rupiahs	1,194,436,385	CITI	(1,260)
09/16/15	U.S. Dollars	64,533	South Korean Won	71,598,944	CITI	461
09/16/15	U.S. Dollars	64,490	Hong Kong Dollars	500,000	CITI	(7)
09/16/15	U.S. Dollars	64,487	Hong Kong Dollars	500,000	CITI	(11)
09/16/15	U.S. Dollars	62,745	Columbian Peso	160,000,000	CITI	1,862
09/16/15	Singapore Dollars	60,000	U.S. Dollars	44,503	CITI	(4)
09/16/15	U.S. Dollars	51,752	South Korean Won	57,770,722	CITI	55
09/16/15	U.S. Dollars	51,702	South Korean Won	57,430,490	CITI	309
09/16/15	U.S. Dollars	51,591	Hong Kong Dollars	400,000	CITI	(7)
09/16/15	U.S. Dollars	49,758	Turkish Lira	140,000	CITI	(1,312)
09/16/15	U.S. Dollars	41,225	Thailand Baht	1,400,000	CITI	(116)
09/16/15	Israeli Shekels	40,000	U.S. Dollars	10,491	CITI	112
09/16/15	U.S. Dollars	38,722	South Korean Won	42,905,036	CITI	327
09/16/15	U.S. Dollars	38,692	Hong Kong Dollars	300,000	CITI	(7)
09/16/15	U.S. Dollars	38,646	South Korean Won	43,072,479	CITI	101
09/16/15	U.S. Dollars	33,968	South Korean Won	37,841,329	CITI	104
09/16/15	U.S. Dollars	29,472	Thailand Baht	1,000,000	CITI	(57)
09/16/15	U.S. Dollars	25,794	Hong Kong Dollars	200,000	CITI	(5)
09/16/15	U.S. Dollars	25,793	Hong Kong Dollars	200,000	CITI	(6)
09/16/15	U.S. Dollars	24,685	Czech Republic Koruna	600,000	CITI	128
09/16/15	U.S. Dollars	23,581	Thailand Baht	800,000	CITI	(42)
09/16/15	U.S. Dollars	23,578	Thailand Baht	800,000	CITI	(46)
09/16/15	U.S. Dollars	23,460	Thailand Baht	800,000	CITI	(163)
09/16/15	U.S. Dollars	20,612	Thailand Baht	700,000	CITI	(58)
09/16/15	Singapore Dollars	20,000	U.S. Dollars	14,959	CITI	(126)
09/16/15	U.S. Dollars	17,749	Thailand Baht	600,000	CITI	31
09/16/15	U.S. Dollars	14,767	Thailand Baht	500,000	CITI	2
09/16/15	U.S. Dollars	12,898	Hong Kong Dollars	100,000	CITI	(2)
09/16/15	U.S. Dollars	12,891	Hong Kong Dollars	100,000	CITI	(9)
09/16/15	U.S. Dollars	11,825	Thailand Baht	400,000	CITI	13
09/16/15	U.S. Dollars	11,765	Thailand Baht	400,000	CITI	(47)
09/16/15	U.S. Dollars	11,761	Thailand Baht	400,000	CITI	(51)
09/16/15	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,111	CITI	(2)
09/16/15	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,118	CITI	(9)
09/16/15	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,131	CITI	(22)
09/16/15	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,131	CITI	(22)
09/16/15	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,138	CITI	(28)
09/16/15	U.S. Dollars	9,334	Peruvian Nuevos Soles	30,000	CITI	6
09/16/15	U.S. Dollars	8,866	Thailand Baht	300,000	CITI	7
09/16/15	U.S. Dollars	6,242	Peruvian Nuevos Soles	20,000	CITI	24
09/16/15	U.S. Dollars	5,878	Thailand Baht	200,000	CITI	(28)
09/16/15	U.S. Dollars	3,128	Peruvian Nuevos Soles	10,000	CITI	19
09/16/15	U.S. Dollars	3,126	Peruvian Nuevos Soles	10,000	CITI	17
09/16/15	U.S. Dollars	3,123	Peruvian Nuevos Soles	10,000	CITI	14
09/16/15	U.S. Dollars	3,121	Peruvian Nuevos Soles	10,000	CITI	12
09/16/15	U.S. Dollars	3,120	Peruvian Nuevos Soles	10,000	CITI	11
09/16/15	U.S. Dollars	3,118	Peruvian Nuevos Soles	10,000	CITI	9
09/16/15	U.S. Dollars	3,111	Peruvian Nuevos Soles	10,000	CITI	2

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/15	U.S. Dollars	3,110	Peruvian Nuevos Soles	10,000	CITI	$1
09/16/15	U.S. Dollars	2,948	Thailand Baht	100,000	CITI	(5)
09/17/15	Mexican Pesos	13,300,000	U.S. Dollars	863,811	CITI	(22,400)
09/17/15	Mexican Pesos	11,900,000	U.S. Dollars	773,039	CITI	(20,197)
09/17/15	U.S. Dollars	11,337,622	Mexican Pesos	175,397,478	CITI	241,274
09/17/15	Malaysian Ringgits	5,751,000	U.S. Dollars	1,542,618	CITI	(27,668)
09/17/15	Mexican Pesos	4,100,000	U.S. Dollars	263,542	CITI	(4,160)
09/17/15	U.S. Dollars	3,013,779	Mexican Pesos	46,839,703	CITI	50,512
09/17/15	Mexican Pesos	2,500,000	U.S. Dollars	161,060	CITI	(2,900)
09/17/15	U.S. Dollars	2,267,731	Mexican Pesos	35,121,819	CITI	45,784
09/17/15	Mexican Pesos	1,500,000	U.S. Dollars	96,505	CITI	(1,609)
09/17/15	Mexican Pesos	1,300,000	U.S. Dollars	84,062	CITI	(1,819)
09/17/15	Mexican Pesos	1,200,000	U.S. Dollars	77,167	CITI	(1,250)
09/17/15	U.S. Dollars	851,301	Mexican Pesos	13,400,000	CITI	3,564
09/17/15	Mexican Pesos	800,000	U.S. Dollars	51,509	CITI	(898)
09/17/15	U.S. Dollars	732,834	Malaysian Ringgits	2,740,000	CITI	11,053
09/17/15	Mexican Pesos	700,000	U.S. Dollars	45,658	CITI	(1,373)
09/17/15	Mexican Pesos	600,000	U.S. Dollars	38,751	CITI	(792)
09/17/15	U.S. Dollars	230,935	Malaysian Ringgits	870,000	CITI	1,757
09/17/15	Mexican Pesos	200,000	U.S. Dollars	12,862	CITI	(209)
09/17/15	U.S. Dollars	164,863	Malaysian Ringgits	620,000	CITI	1,540
09/17/15	U.S. Dollars	121,415	Mexican Pesos	1,900,000	CITI	1,213
09/17/15	U.S. Dollars	110,803	Malaysian Ringgits	420,000	CITI	165
09/17/15	Mexican Pesos	100,000	U.S. Dollars	6,428	CITI	(102)
09/17/15	U.S. Dollars	81,988	Malaysian Ringgits	310,000	CITI	327
09/17/15	U.S. Dollars	5,267	Malaysian Ringgits	20,000	CITI	(2)

						$66,328

Inflation Protected Bond Fund
07/06/15	U.S. Dollars	7,036,249	Euro	6,409,000	UBS	$(109,426)
07/06/15	Canadian Dollars	3,520,994	U.S. Dollars	2,852,000	DEUT	(33,188)
07/06/15	U.S. Dollars	2,282,500	Canadian Dollars	2,785,465	BOA	52,533
07/06/15	U.S. Dollars	2,282,500	Canadian Dollars	2,785,609	DEUT	52,417
07/06/15	Canadian Dollars	2,145,648	U.S. Dollars	1,738,000	BAR	(20,253)
07/06/15	Euro	429,000	U.S. Dollars	487,964	RBC	(9,653)
07/06/15	Euro	94,000	U.S. Dollars	106,116	GSC	(1,312)
07/21/15	U.S. Dollars	3,290,875	Mexican Pesos	49,373,000	BAR	154,586
07/21/15	U.S. Dollars	2,779,160	New Zealand Dollars	3,729,000	JPM	257,148
07/21/15	U.S. Dollars	456,629	New Zealand Dollars	642,000	HSBC	22,430
07/21/15	U.S. Dollars	204,969	New Zealand Dollars	294,000	HSBC	6,129
07/22/15	Canadian Dollars	2,352,500	Japanese Yen	232,779,876	DEUT	(19,638)
07/22/15	Canadian Dollars	2,352,500	Japanese Yen	232,811,621	CITI	(19,898)
08/05/15	U.S. Dollars	6,594,928	Euro	5,886,000	UBS	32,908
08/17/15	Australian Dollars	1,000,000	U.S. Dollars	762,710	BAR	6,729
08/17/15	Australian Dollars	975,000	U.S. Dollars	748,801	CBS	1,402
08/17/15	U.S. Dollars	771,704	Australian Dollars	1,000,000	BAR	2,265
09/15/15	Japanese Yen	84,048,000	U.S. Dollars	681,756	SC	5,708
09/15/15	Mexican Pesos	23,305,000	U.S. Dollars	1,507,902	SC	(33,333)

						$347,554

Options Written

Transactions in options written during the period ended June 30, 2015 were as follows:

Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received	Total Premiums Received
Low-Duration Bond
Options written, 12/31/14	—	$—	$90,800,000	$716,294	$716,294

Options written	2,644	1,676,853	138,300,000	159,865	1,836,718
Options expired	—	—	(38,500,000)	(33,270)	(33,270)
Options closed	(1,266)	(812,721)	(190,600,000)	(842,889)	(1,655,610)

Options written, 06/30/15	1,378	$864,132	$—	$—	$864,132

Medium-Duration Bond
Options written, 12/31/14	657	$203,480	$81,320,000	$739,335	$942,815

Options written	4,963	1,526,822	6,098,062,000	356,808	1,883,630
Options expired	(2,537)	(799,176)	(44,300,000)	(213,370)	(1,012,546)
Options closed	(2,489)	(675,348)	(60,820,000)	(452,916)	(1,128,264)

Options written, 06/30/15	594	$255,778	$6,074,262,000	$429,857	$685,635

Defensive Market Strategies
Options written, 12/31/14	612	$637,832	$—	$—	$637,832

Options written	4,074	4,352,877	—	—	4,352,877
Options expired	(2,961)	(3,200,055)	—	—	(3,200,055)
Options closed	(1,075)	(1,107,296)	—	—	(1,107,296)

Options written, 06/30/15	650	$683,358	$—	$—	$683,358

Inflation Protected Bond
Options written, 12/31/14	148	$120,754	$34,297,000	$218,881	$339,635

Options written	782	153,217	75,145,625	920,287	1,073,504
Options expired	(483)	(100,933)	(53,987,000)	(703,295)	(804,228)
Options closed	(337)	(129,921)	(22,675,000)	(116,109)	(246,030)

Options written, 06/30/15	110	$43,117	$32,780,625	$319,764	$362,881

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Six Months Ended 06/30/15		Year Ended 12/31/14
	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2005
Shares sold		1,106,439		2,397,742
Shares reinvested		—		344,332
Shares redeemed		(945,566)		(1,923,942)

Net increase		160,873		818,132

MyDestination 2015
Shares sold		3,147,103		6,770,402
Shares reinvested		(14)		2,173,184
Shares redeemed		(2,179,078)		(4,804,080)

Net increase		968,011		4,139,506

	Six Months Ended 06/30/15		Year Ended 12/31/14
	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2025
Shares sold		4,756,022		10,525,623
Shares reinvested		—		3,065,748
Shares redeemed		(1,510,860)		(2,327,812)

Net increase		3,245,162		11,263,559

MyDestination 2035
Shares sold		2,896,470		6,242,604
Shares reinvested		—		1,822,344
Shares redeemed		(753,320)		(912,341)

Net increase		2,143,150		7,152,607

MyDestination 2045
Shares sold		2,438,184		4,317,668
Shares reinvested		—		1,436,263
Shares redeemed		(379,979)		(870,438)

Net increase		2,058,205		4,883,493

MyDestination 2055
Shares sold		672,367		1,061,681
Shares reinvested		—		105,787
Shares redeemed		(348,302)		(224,376)

Net increase (decrease)		324,065		943,092

Conservative Allocation
Shares sold		1,171,690		3,108,659
Shares reinvested		—		930,425
Shares redeemed		(1,886,285)		(4,137,007)

Net decrease		(714,595)		(97,923)

Balanced Allocation
Shares sold		1,822,911		4,429,822
Shares reinvested		—		5,256,931
Shares redeemed		(3,823,678)		(7,513,346)

Net increase (decrease)		(2,000,767)		2,173,407

Growth Allocation
Shares sold		1,269,575		2,541,653
Shares reinvested		6		4,815,305
Shares redeemed		(2,697,351)		(5,320,529)

Net increase (decrease)		(1,427,770)		2,036,429

Aggressive Allocation
Shares sold		962,204		1,630,041
Shares reinvested		—		5,092,630
Shares redeemed		(2,471,030)		(4,212,364)

Net increase (decrease)		(1,508,826)		2,510,307

	Six Months Ended 06/30/15		Year Ended 12/31/14
	Institutional Class	Investor Class	Institutional Class	Investor Class
Conservative Allocation I
Shares sold	470,501		1,063,532
Shares reinvested	—		352,127
Shares redeemed	(1,037,803)		(1,716,132)

Net decrease	(567,302)		(300,473)

Balanced Allocation I
Shares sold	1,089,543		1,731,634
Shares reinvested	—		2,163,092
Shares redeemed	(2,101,644)		(4,258,293)

Net decrease	(1,012,101)		(363,567)

Growth Allocation I
Shares sold	539,221		1,047,916
Shares reinvested	—		1,740,500
Shares redeemed	(970,931)		(1,754,222)

Net increase (decrease)	(431,710)		1,034,194

Aggressive Allocation I
Shares sold	195,917		547,423
Shares reinvested	—		1,185,497
Shares redeemed	(584,919)		(1,226,754)

Net increase (decrease)	(389,002)		506,166

Money Market
Shares sold	349,795,847	2,130,741,584	169,689,475	3,811,246,128
Shares reinvested	22,882	19,521	25,034	117,713
Shares redeemed	(244,703,497)	(2,268,136,592)	(154,146,430)	(3,910,770,582)

Net increase (decrease)	105,115,232	(137,375,487)	15,568,079	(99,406,741)

Low-Duration Bond
Shares sold	60,421,880	2,279,650	4,063,942	7,018,714
Shares reinvested	197,702	242,931	393,822	681,680
Shares redeemed	(1,623,255)	(38,179,072)	(3,737,141)	(7,262,097)

Net increase (decrease)	58,996,327	(35,656,491)	720,623	438,297

Medium-Duration Bond
Shares sold	74,137,134	1,324,656	8,168,870	9,117,338
Shares reinvested	700,596	332,351	1,570,128	908,367
Shares redeemed	(2,387,137)	(34,675,580)	(8,348,990)	(5,510,348)

Net increase (decrease)	72,450,593	(33,018,573)	1,390,008	4,515,357

Extended-Duration Bond
Shares sold	26,611,367	1,134,217	3,264,201	3,322,036
Shares reinvested	1,079,472	215,861	2,093,574	654,801
Shares redeemed	(2,204,454)	(7,686,778)	(4,141,145)	(3,912,203)

Net increase (decrease)	25,486,385	(6,336,700)	1,216,630	64,634

	Six Months Ended 06/30/15		Year Ended 12/31/14
	Institutional Class	Investor Class	Institutional Class	Investor Class
Global Bond(1)
Shares sold	33,281,912	1,259,300		6,389,263
Shares reinvested	150,724	547,515		1,287,159
Shares redeemed	(47,082)	(33,496,698)		(3,128,070)

Net increase (decrease)	33,385,554	(31,689,883)		4,548,352

Defensive Market Strategies
Shares sold	30,682,056	2,928,599	1,184,929	6,522,910
Shares reinvested	447,435	109,774	687,829	3,245,553
Shares redeemed	(882,461)	(31,325,264)	(1,177,763)	(3,323,066)

Net increase (decrease)	30,247,030	(28,286,891)	694,995	6,445,397

Equity Index
Shares sold	38,421,221	915,816	2,729,593	2,574,571
Shares reinvested	397,670	63,756	622,444	331,565
Shares redeemed	(19,471,227)	(988,014)	(668,356)	(2,296,400)

Net increase (decrease)	19,347,664	(8,442)	2,683,681	609,736

Value Equity
Shares sold	88,163,071	1,288,807	2,847,915	3,204,628
Shares reinvested	2,589,525	122,874	5,502,833	4,449,662
Shares redeemed	(12,354,213)	(38,077,464)	(3,647,127)	(5,904,998)

Net increase (decrease)	78,398,383	(36,665,783)	4,703,621	1,749,292

Growth Equity
Shares sold	70,438,658	1,210,217	2,120,266	3,578,689
Shares reinvested	2,931,130	342,261	3,962,268	5,146,174
Shares redeemed	(10,032,297)	(34,956,060)	(2,665,269)	(6,337,327)

Net increase (decrease)	63,337,491	(33,403,582)	3,417,265	2,387,536

Small Cap Equity
Shares sold	21,872,984	1,032,886	1,399,917	2,495,255
Shares reinvested	—	—	1,626,024	2,624,103
Shares redeemed	(1,126,429)	(12,739,623)	(1,703,202)	(4,632,110)

Net increase (decrease)	20,746,555	(11,706,737)	1,322,739	487,248

International Equity Index(2)
Shares sold	10,665,542
Shares exchanged	—
Shares redeemed	(8,621)

Net increase	10,656,921

International Equity
Shares sold	83,496,870	1,879,426	2,437,760	7,992,902
Shares reinvested	—	—	675,464	1,676,582
Shares redeemed	(10,932,720)	(64,254,977)	(4,114,501)	(3,380,883)

Net increase (decrease)	72,564,150	(62,375,551)	(1,001,277)	6,288,601

	Six Months Ended 06/30/15		Year Ended 12/31/14
	Institutional Class	Investor Class	Institutional Class	Investor Class
Emerging Markets Equity
Shares sold	26,553,812	1,676,709	791,628	4,915,611
Shares reinvested	—	—	136,107	700,396
Shares redeemed	(229,262)	(26,423,229)	(731,088)	(2,577,480)

Net increase (decrease)	26,324,550	(24,746,520)	196,647	3,038,527

Inflation Protected Bond(1)
Shares sold	24,255,766	1,295,963		5,722,346
Shares reinvested	—	90,455		593,439
Shares redeemed	(302,565)	(24,562,245)		(3,680,855)

Net increase (decrease)	23,953,201	(23,175,827)		2,634,930

Flexible Income
Shares sold		1,606,644		2,674,874
Shares reinvested		198,529		392,444
Shares redeemed		(645,748)		(535,915)

Net increase		1,159,425		2,531,403

Real Assets
Shares sold		404,535		4,013,055
Shares reinvested		—		164,684
Shares redeemed		(1,634,215)		(949,385)

Net increase (decrease)		(1,229,680)		3,228,354

Real Estate Securities(1)
Shares sold	15,965,632	2,530,492		3,955,264
Shares reinvested	414,355	248,862		1,466,882
Shares redeemed	(205,537)	(18,486,179)		(4,212,142)

Net increase (decrease)	16,174,450	(15,706,825)		1,210,004

Global Natural Resources Equity
Shares sold		5,200,320		9,038,907
Shares reinvested		—		837,310
Shares redeemed		(1,702,053)		(2,761,078)

Net increase		3,498,267		7,115,139

(1)	Inception date for Institutional Class for Global Bond Fund, Inflation Protected Bond Fund and Real Estate Securities Fund was May 1, 2015.
(2)	Commencement of operations was June 1, 2015

7. BANK BORROWINGS

The Board of Trustees approved the renewal of a credit agreement with Bank of America, N.A. dated November 28, 2014 through November 27, 2015. The terms of the credit agreement did not change with the renewal. The agreement permits up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank Prime plus 0.60% or the Wall Street Journal LIBOR One Month Floating Rate plus 1.00%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.23% per annum.

Fund	Loan Date	Loan Amount	Loan Rate	Repayment Date	Repayment Amount
Conservative Allocation I	03/18/15	$500,000	1.18%	03/19/15	$500,016
Conservative Allocation I	04/02/15	2,750,000	1.18%	04/06/15	2,750,355
Balanced Allocation I	04/02/15	750,000	1.18%	04/06/15	750,097

No other Funds borrowed for the period ended June 30, 2015, and there were no outstanding loans at June 30, 2015.

8. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the period ended ended June 30, 2015, the Emerging Markets Equity Fund accrued non-U.S. taxes on unrealized gains of $48,040.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the funds.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the years ended December 31, 2014 and December 31, 2013, were characterized as follows for tax purposes:

Fund	Year	Ordinary Income	Long-Term Capital Gain	Total Distribution
MyDestination 2005	2014	$1,647,310	$2,025,520	$3,672,830
	2013	1,430,800	—	1,430,800
MyDestination 2015	2014	9,893,987	14,015,347	23,909,334
	2013	11,082,375	507,649	11,590,024
MyDestination 2025	2014	13,629,226	19,570,290	33,199,516
	2013	13,816,231	11,772,816	25,589,047
MyDestination 2035	2014	6,771,198	12,665,870	19,437,068
	2013	6,111,194	9,769,547	15,880,741
MyDestination 2045	2014	4,564,423	10,053,773	14,618,196
	2013	4,505,425	12,558,112	17,063,537
MyDestination 2055	2014	488,935	866,009	1,354,944
	2013	337,035	689,617	1,026,652
Conservative Allocation	2014	5,199,569	5,697,230	10,896,799
	2013	4,707,701	17,556,365	22,264,066
Balanced Allocation	2014	27,727,181	41,042,091	68,769,272
	2013	27,828,660	53,077,462	80,906,122
Growth Allocation	2014	18,169,049	47,621,569	65,790,618
	2013	19,778,720	71,013,455	90,792,175
Aggressive Allocation	2014	14,556,180	58,352,188	72,908,368
	2013	18,059,402	40,374,215	58,433,617
Conservative Allocation I	2014	1,945,598	1,452,958	3,398,556
	2013	2,555,600	476,930	3,032,530
Balanced Allocation I	2014	18,280,125	4,586,199	22,866,324
	2013	13,881,599	—	13,881,599
Growth Allocation I	2014	10,504,008	10,326,449	20,830,457
	2013	9,414,953	—	9,414,953
Aggressive Allocation I	2014	10,074,623	6,094,551	16,169,174
	2013	4,675,371	—	4,675,371
Money Market	2014	223,392	—	223,392
	2013	228,385	—	228,385
Low-Duration Bond	2014	11,995,934	462,630	12,458,564
	2013	10,153,806	—	10,153,806
Medium-Duration Bond	2014	21,274,702	2,948,049	24,222,751
	2013	19,625,346	—	19,625,346
Extended-Duration Bond	2014	14,965,018	6,856,773	21,821,791
	2013	16,784,004	15,235,598	32,019,602
Global Bond	2014	13,252,051	—	13,252,051
	2013	9,497,750	—	9,497,750
Defensive Market Strategies	2014	19,332,753	26,898,536	46,231,289
	2013	24,435,473	18,757,192	43,192,665
Equity Index	2014	7,055,940	6,176,009	13,231,949
	2013	6,219,243	4,196,449	10,415,692
Value Equity	2014	33,781,242	113,511,347	147,292,589
	2013	25,431,349	40,067,680	65,499,029
Growth Equity	2014	13,122,409	150,902,788	164,025,197
	2013	50,068,100	193,351,088	243,419,188
Small Cap Equity	2014	18,688,929	40,288,021	58,976,950
	2013	39,689,845	66,847,494	106,537,339
International Equity	2014	31,177,337	—	31,177,337
	2013	21,343,925	—	21,343,925
Emerging Markets Equity	2014	7,517,589	64,997	7,582,586
Inflation Protected Bond	2014	6,199,837	—	6,199,837
	2013	2,068,697	682,106	2,750,803

Fund	Year	Ordinary Income	Long-Term Capital Gain	Total Distribution
Flexible Income	2014	$3,905,895	$—	$3,905,895
	2013	1,028,524	—	1,028,524
Real Assets	2014	1,207,736	332,748	1,540,484
	2013	258,438	—	258,438
Real Estate Securities	2014	11,864,438	3,399,432	15,263,870
	2013	10,582,340	19,896,262	30,478,602
Global Natural Resources Equity	2014	6,605,541	—	6,605,541
	2013	3,127,024	—	3,127,024

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$7,751	$1,327,458	$—	$901,847
MyDestination 2015	14,738	12,241,577	—	26,995,491
MyDestination 2025	—	18,062,990	—	39,913,408
MyDestination 2035	—	11,793,994	—	25,749,135
MyDestination 2045	29,118	9,395,710	—	17,049,273
MyDestination 2055	5,664	996,181	—	(318,767)
Conservative Allocation	695	6,115,654	—	5,072,395
Balanced Allocation	74,045	25,969,847	—	107,684,412
Growth Allocation	7,199	31,172,473	—	76,456,738
Aggressive Allocation	—	40,133,334	—	104,773,294
Conservative Allocation I	4,404	243,379	—	(3,896,395)
Balanced Allocation I	6,621	14,946,096	—	(24,873,827)
Growth Allocation I	5,072	15,486,104	—	(12,322,740)
Aggressive Allocation I	7,076	14,955,241	—	(9,894,705)
Money Market	7,677	—	—	—
Low-Duration Bond	1,880,563	(587,544)	(1,766,228)	(7,882,733)
Medium-Duration Bond	2,804,622	1,867,991	—	9,244,155
Extended-Duration Bond	2,151,255	1,963,159	—	32,058,694
Global Bond	1,532,421	(6,064,792)	(563,210)	3,870,962
Defensive Market Strategies	410,336	3,194,976	—	51,578,641
Equity Index	73,304	1,184,305	—	161,024,541
Value Equity	—	16,862,633	(926,384)	295,245,110
Growth Equity	—	41,098,475	(2,632,970)	344,037,098
Small Cap Equity	216,826	6,914,947	—	67,255,150
International Equity	348,315	(1,498,318)	—	65,406,358
Emerging Markets Equity	—	—	(2,346,762)	(25,089,704)
Inflation Protected Bond	938,802	(6,309,420)	—	(2,253,577)
Flexible Income	—	—	(110,068)	(3,100,561)
Real Assets	1,012	74,083	—	(5,399,470)
Real Estate Securities	2,238,827	2,712,554	—	8,499,387
Global Natural Resources Equity	—	—	(1,920,250)	(66,933,141)

At June 30, 2015, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$97,974,741	$(3,092,988)	$—	$(3,092,988)
MyDestination 2015	516,951,577	(20,786,174)	—	(20,786,174)
MyDestination 2025	734,161,570	(32,443,434)	—	(32,443,434)
MyDestination 2035	406,029,341	(18,100,807)	—	(18,100,807)
MyDestination 2045	293,836,226	(14,099,853)	—	(14,099,853)
MyDestination 2055	33,770,673	(1,269,939)	46,391	(1,316,330)
Conservative Allocation	316,022,812	(9,372,966)	—	(9,372,966)
Balanced Allocation	1,332,137,801	(54,906,908)	—	(54,906,908)
Growth Allocation	992,874,181	(43,822,934)	—	(43,822,934)
Aggressive Allocation	900,358,997	(27,237,503)	608,691	(27,846,194)
Conservative Allocation I	78,446,779	(4,640,214)	—	(4,640,214)
Balanced Allocation I	396,337,075	(30,272,008)	—	(30,272,008)
Growth Allocation I	282,664,827	(12,906,431)	—	(12,906,431)
Aggressive Allocation I	191,927,388	(6,022,289)	—	(6,022,289)
Money Market	1,250,438,210	—	—	—
Low-Duration Bond	1,065,939,387	(4,769,761)	2,891,556	(7,661,317)
Medium-Duration Bond	1,131,569,508	(4,210,765)	13,553,799	(17,764,564)
Extended-Duration Bond	287,661,868	10,138,887	18,343,180	(8,204,293)
Global Bond	462,993,595	(5,869,866)	14,934,014	(20,803,880)
Defensive Market Strategies	664,483,636	33,405,037	43,203,136	(9,798,099)
Equity Index	502,601,421	151,765,970	157,805,349	(6,039,379)
Value Equity	1,292,188,928	212,049,956	242,347,068	(30,297,112)
Growth Equity	1,412,021,036	223,441,522	250,701,130	(27,259,608)
Small Cap Equity	676,130,738	66,541,599	89,887,123	(23,345,524)
International Equity Index	106,192,675	(2,918,130)	640,063	(3,558,193)
International Equity	1,400,175,549	82,813,544	161,079,007	(78,265,463)
Emerging Markets Equity	347,070,485	(26,032,479)	21,398,730	(47,431,209)
Inflation Protected Bond	310,261,206	(584,596)	7,245,920	(7,830,516)
Flexible Income	147,731,984	(1,543,088)	483,852	(2,026,940)
Real Assets	49,106,057	(4,679,693)	—	(4,679,693)
Real Estate Securities	296,445,255	(12,047,120)	3,581,090	(15,628,210)
Global Natural Resources	436,822,191	(67,544,668)	6,534,060	(74,078,728)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales and investments in PFIC’s, partnerships and other securities with book and tax cost differences.

At December 31, 2014, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses.

The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2005	$—	$434,806	$(434,806)
MyDestination 2015	—	3,570,423	(3,570,423)
MyDestination 2025	—	5,844,163	(5,844,163)
MyDestination 2035	—	2,869,554	(2,869,554)
MyDestination 2045	—	2,194,630	(2,194,630)
MyDestination 2055	—	239,704	(239,704)
Conservative Allocation	—	1,358,409	(1,358,409)
Balanced Allocation	—	8,554,697	(8,554,697)
Growth Allocation	—	7,019,462	(7,019,462)
Aggressive Allocation	—	6,979,783	(6,979,783)
Conservative Allocation I	—	419,137	(419,137)
Balanced Allocation I	—	3,523,810	(3,523,810)
Growth Allocation I	—	3,241,475	(3,241,475)
Aggressive Allocation I	—	2,673,980	(2,673,980)
Low-Duration Bond	—	3,888,974	(3,888,974)
Medium-Duration Bond	—	4,830,403	(4,830,403)
Extended-Duration Bond	—	381,112	(381,112)
Global Bond	—	201,764	(201,764)
Defensive Market Strategies	(812)	1,033,320	(1,032,508)
Equity Index	—	89,297	(89,297)
Value Equity	—	275,548	(275,548)
Growth Equity	—	4,269,589	(4,269,589)
Small Cap Equity	—	471,542	(471,542)
International Equity	—	2,133,430	(2,133,430)
Emerging Markets Equity	(31,834)	690,033	(658,199)
Inflation Protected Bond	—	2,061,474	(2,061,474)
Flexible Income	(1,400)	(22,683)	24,083
Real Assets	(5,496)	428,693	(423,197)
Real Estate Securities	—	711,534	(711,534)
Global Natural Resources Equity	(2,165)	1,110,426	(1,108,261)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

9. MARKET AND CREDIT RISK

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

10. RECENT SEC RULE AMENDMENT

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Money Market Fund’s operations and return potential.

11. REGULATORY EXAMINATIONS

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS (1-888-473-8637).

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee

INDEPENDENT TRUSTEES[2]
Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 – present.	32	N/A

Paul H. Dixon, Ed.D. (1939) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2014	Chancellor, Cedarville University, 2003 – Present.	32	Golden Gate Baptist Theological Seminary — Board of Trustees Member; Shepherd Ministries — Board of Director Member

Carson L. Eddy (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	Retired — Partner in Charge (Orlando office), Carr, Riggs & Ingram, LLC, 2007 – 2013 – Certified Public Accountants; President, Quantum Consulting Group LLC, 2000 – 2013.	32	N/A

William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2004	Senior Credit Officer, NewBridge Bank, 2014 - present; Chief Credit Officer, CapStone Bank, 2011 – 2014 (bank acquired by NewBridge Bank); Executive Vice President/Regional Credit Officer, SunTrust Bank, 1995 – 2011.	32	N/A

Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2014	Certified Public Accountant, 1987 – Present; Client Services and Firm Development, Haynes Strand and Company, PLLC, 2005 – 2010; Vice President of Business and Finance, Greensboro College, 1998 – 2005.	32	GuideStone Financial Resources — Board of Trustees Member, 2004 – 2012; GuideStone Funds — Board of Trustees, Interested Trustee, 2005 – 2012

Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – present; Executive Director, Society of Louisiana CPAs, 1995 – 2012.	32	Neighbors Federal Credit Union — Board of Directors Member and Chairman of Audit Committee; Stonetrust Commercial Insurance Company — Board of Directors Member and Member of Audit Committee

Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Independent Consultant, 2010 – present; Retired — Director, Office of Public Policy, South Carolina Baptist Convention, 1999 – 2011.	32	N/A

Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2005	Retired — Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	32	N/A

Kyle Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2013	Vice President and Financial Advisor — CAPTRUST Financial Advisors, 2006 – Present.	32	N/A

FUND MANAGEMENT (Continued)

Name, (DOB),Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee

INTERESTED TRUSTEES[2,3]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2012	Appraiser, Manager and Owner, Encompass Financial Services, Inc., 1984 – present, President and Owner, Custom Land Management, LLC, 1984 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	32	GuideStone Financial Resources — Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation — Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012; Cherokee Strip Foundation — Board of Trustees Member, 2013 – present; Enid Regional Development Alliance — Board of Trustees member, 2010 – present.

James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2010	Retired	32	GuideStone Financial Resources — Board of Trustees Member, June 2008 – present; GuideStone Advisors – Board of Directors Member, July 2008 – present; GuideStone Financial Services — Board of Directors Member, July 2008 – present

OFFICERS WHO ARE NOT TRUSTEES[4]

Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Compliance Officer and AML Officer.	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 – present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 – May 2009.	N/A	N/A

Melanie Childers (1971) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 – 2014.	N/A	N/A

Ronald C. Dugan, Jr. (1962) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2010	Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2013 – present; Director of Global Investment Strategies, GuideStone Financial Resources, 2010 – 2013; Managing Director, Equities, Russell Investments, 2000 – 2010.	N/A	N/A

John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1498 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A

Harold R. Loftin, Jr. (1959) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Legal Officer and Secretary	Since 2015	Vice President, General Counsel and Secretary, GuideStone Financial Resources, 2014 – present; Associate Counsel Fiduciary and Corporate Services, GuideStone Financial Resources, 2013 – 2014; Counsel, Dentons, 2011 – 2013; Trial Attorney, U.S. Securities and Exchange Commission, 2000 – 2011.	N/A	N/A

Patrick Pattison (1974) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A

Matt L. Peden (1967) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A

[1]

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

[2]

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

[3]

Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the Investment Company Act of 1940, due to their positions on the Board of Trustees of GuideStone Financial Resources.

[4]	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at www.GuideStoneFunds.com or by visiting the SEC’s website at www.sec.gov.

FORM N-MFP

Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV” or mark-to-market valuation. The portfolio holdings information is posted on our website, www.GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, www.GuideStoneFunds.com. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF NEW INVESTMENT ADVISORY AGREEMENT FOR INTERNATIONAL EQUITY INDEX FUND AND NEW SUB-ADVISORY AGREEMENTS FOR THE INTERNATIONAL EQUITY INDEX FUND AND GROWTH EQUITY FUND (Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the approval of a new advisory agreement (“New Advisory Agreement”) between the Adviser and the Trust on behalf of the International Equity Index Fund, a new series of the Trust (“New Fund”). The Board also considered the approval of the following new sub-advisory agreements among: (i) Northern Trust Investments, Inc. (“NTI”), the Adviser and the Trust on behalf of the New Fund; (ii) Parametric Portfolio Associates LLC (“Parametric”), the Adviser and the Trust for the purpose of investing cash balances on behalf of the New Fund; (iii) Loomis, Sayles & Company, L.P. (“Loomis”), the Adviser and the Trust on behalf of the Growth Equity Fund; and (iv) Jackson Square Partners, LLC (“Jackson Square”), the Adviser and the Trust on behalf of the Growth Equity Fund (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”).

The Board approved the New Advisory Agreement and each New Sub-Advisory Agreement for a two-year term at an in-person meeting of the Board held on February 26-27, 2015. The New Fund commenced operations effective June 1, 2015.

The Board’s decision to approve the New Advisory Agreement and each New Sub-Advisory Agreement on behalf of the New Fund and the Growth Equity Fund reflects the exercise of its business judgment to enter into such agreements. In approving the New Advisory Agreement and each New Sub-Advisory Agreement, the Board considered information provided by the Adviser and each sub-adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the New Advisory Agreement and each New Sub-Advisory Agreement. The factors considered by the Board included, but were not limited to: (i) the resources of the Adviser or each sub-adviser; (ii) the experience and expertise of the Adviser or each sub-adviser; (iii) the financial capability of the Adviser or each sub-adviser; (iv) the compliance procedures and history of the Adviser or each sub-adviser; (v) the performance of each proposed investment strategy in comparison to any relevant benchmarks, similarly managed funds and each sub-adviser’s other clients; (vi) the amount of the contractual advisory or sub-advisory fee in comparison to fees for similarly managed funds and available information for each sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expected expenses of the New Fund and Growth Equity Fund in comparison to those for similarly managed funds and the use of any anticipated expense caps; (viii) the expected profitability of the Adviser or each sub-adviser with respect to the New Fund and the Growth Equity Fund and its overall business; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits realized by the Adviser or each sub-adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the New Fund and the Growth Equity Fund. The Board also evaluated whether the approval of the New Advisory Agreement and each New Sub-Advisory Agreement was in the best interest of each of the New Fund and the Growth Equity Fund and their respective shareholders or future shareholders. No one factor was determinative in the Board’s consideration of the agreements, and each Trustee may have attributed different weights to the factors considered.

The Board undertook a review of the terms of the New Advisory Agreement and each New Sub-Advisory Agreement, and the nature, extent and quality of the services to be provided by the Adviser and each sub-adviser. The Adviser provided the Board with information in the form of reports about the New Fund and the Growth Equity Fund, the Adviser and each sub-adviser prior to the meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in a presentation made during the meeting, discussed the comprehensive screening process used to recommend each sub-adviser and responded to questions from the Board.

The Board undertook a review of the terms of the New Advisory Agreement and each New Sub-Advisory Agreement, and the nature, extent and quality of the services to be provided by the Adviser and each sub-adviser. The Adviser provided the Board with information in the form of reports about the New Fund and the Growth Equity Fund, the Adviser and each sub-adviser prior to the meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in a presentation made during the meeting, discussed the comprehensive screening process used to recommend each sub-adviser and responded to questions from the Board.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR INTERNATIONAL EQUITY INDEX FUND AND NEW SUB-ADVISORY AGREEMENTS FOR THE INTERNATIONAL EQUITY INDEX FUND AND GROWTH EQUITY FUND

Advisory Agreement

In considering the approval of the New Advisory Agreement with the Adviser on behalf of the New Fund, the Board took into account all the materials provided prior to the meeting, including the materials that the Board had considered at its February 26-27, 2015 meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussion the Independent Trustees had during their executive session with their independent legal counsel. More specifically, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the New Fund. The Board evaluated the Adviser’s experience in serving as an investment adviser. The Board noted the experience of key personnel in providing investment management and administrative services, the systems used by such persons and the Adviser’s ability to attract and retain capable personnel.

The Board noted the reputation, compliance history, compliance program and financial condition of the Adviser. The Board noted the terms of the New Advisory Agreement and the responsibilities that the Adviser has as an investment adviser to the New Fund, including oversight of general Fund compliance, compliance with social restrictions and the implementation of Board directives as they relate to the New Fund. The Board noted that, except for the identity of the New Fund and its management fee, the New Advisory Agreement is identical in all material respects to the other advisory agreements entered into by the Trust for the existing portfolios. The Board concluded that the New Fund is likely to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the New Advisory Agreement.

Sub-Advisory Agreements

In considering the approval of each New Sub-Advisory Agreement for the New Fund and the Growth Equity Fund, the Board took into account the materials provided prior to the meeting, including the materials that the Board had considered at its February 26-27, 2015 meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussion the Independent Trustees had during their executive session with independent legal counsel. The Board also took into account the Investment Management Committee’s (the “Committee”) review of information related to each new sub-advisory arrangement, questions submitted by the Committee to Trust management regarding each sub-adviser, Trust management’s responses to those questions and recommendations made by the Committee. The Board considered its responsibilities with respect to reviewing and approving the terms of each New Sub-Advisory Agreement, the investment management teams at each sub-adviser, the reasonableness of the sub-advisory fees, and whether the appointment of each sub-adviser would be reasonable and fair to each of the New Fund and the Growth Equity Fund and their respective shareholders and future shareholders. The Board reviewed the factors that they should consider in evaluating whether to approve each New Sub-Advisory Agreement and the materials provided to support each factor.

The Board considered the reputation, compliance history, compliance program and financial condition of NTI, Parametric, Loomis and Jackson Square. The Board noted the experience of key personnel at each sub-adviser who would be providing investment management services to each applicable Fund; the systems and resources used by such persons to implement and manage each applicable strategy; and the ability of each sub-adviser to attract and retain capable personnel. The Board also noted the terms of each New Sub-Advisory Agreement and the responsibilities that each sub-adviser would have to the applicable Fund, including the responsibility of day-to-day management and compliance with each Fund’s investment objectives and policies. The Board concluded that the New Fund and the Growth Equity Fund were likely to benefit from the nature, extent and quality of the services with respect to each applicable sub-adviser’s experience, personnel, operations and resources.

The Board noted the terms of each New Sub-Advisory Agreement and the responsibilities of each sub-adviser, including oversight of general Fund compliance and compliance with the Trust’s social restrictions. The Board considered the Adviser’s assessment of each sub-adviser’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by each sub-adviser, felt comfortable that each sub-adviser was financially sound.

International Equity Index Fund

The Board examined the nature, extent and quality of the services to be provided by NTI. The Board noted the experience of key personnel at NTI in providing investment management services and the ability of NTI to attract and retain capable personnel. The Board noted the Trust’s long-term history with NTI as an existing sub-adviser running passive investment strategies within the Equity Index and Value Equity Funds. The Board noted the positive historical performance of an NTI account using the MSCI EAFE Index as its benchmark. While noting that past performance does not indicate future results, the Board considered that the performance of the NTI International Equity Index account consistently outperformed the MSCI EAFE Index, net of fees, for the one-, three-, five- and seven-year and since inception (January 1990) periods ending December 31, 2014. The Board noted that the Adviser was able to negotiate a fee schedule significantly below NTI’s standard schedule predicated upon NTI retaining its current sub-advisory relationships with the Trust.

The Board examined the nature, extent and quality of the services to be provided by Parametric. The Board noted the experience of Parametric in providing cash overlay services. The Board also noted the ability of Parametric to attract and retain capable personnel as well as Parametric’s reputation, compliance history and financial condition. The Board also noted that the contractual arrangements established with Parametric were established at the Trust level and the fees would remain the same as for the other series participating in the Trust’s cash overlay program.

Growth Equity Fund

The Board examined the nature, extent and quality of the services to be provided by Loomis. The Board noted the experience of key personnel at Loomis in providing investment management services and the ability of Loomis to attract and retain capable personnel. The Board considered the investment strategy proposed to be implemented by Loomis with respect to approximately 20% of the Growth Equity Fund’s assets that the Adviser intended to allocate to Loomis. The Board noted that the strategy was intended to complement the other strategies currently utilized in the Growth Equity Fund and, as such, was intended to enhance the Growth Equity Fund’s defensive, relative growth exposure. While noting that past performance does not indicate future results, the Board considered that the Loomis Large Cap Growth Strategy had outperformed its benchmark index (Russell 1000® Growth Index), over the three-, five- and seven-year and since inception periods ended December 31, 2014. The Board noted that the Adviser was able to negotiate a fee schedule significantly below Loomis’ standard schedule. The Board noted that the Adviser would make a decision regarding whether or not to utilize a transition manager once the Adviser has received further analysis of the costs, timing and mechanics of the transition to Loomis of its allocation of the Growth Equity Fund’s assets.

The Board examined the nature, extent and quality of the services to be provided by Jackson Square. The Board noted the experience of key personnel at Jackson Square in providing investment management services and the ability of Jackson Square to attract and retain capable personnel. The Board considered the investment strategy proposed to be implemented by Jackson Square with respect to approximately 20% of the Growth Equity Fund’s assets that the Adviser intended to allocate to Jackson Square. The Board noted that the strategy was intended to complement the other strategies currently utilized in the Growth Equity Fund and, as such, would enhance the Growth Equity Fund’s core growth exposure. While noting that past performance does not indicate future results, the Board considered that the Jackson Square Large Cap Growth Strategy had outperformed its benchmark index (Russell 1000® Growth Index), over the one-, three-, five- and seven-year and since inception periods ended December 31, 2014. The Board noted that the Adviser was able to negotiate a fee schedule significantly below Jackson Square’s standard schedule. The Board noted that the Adviser would make a decision regarding whether or not to utilize a transition manager once the Adviser has received further analysis of the costs, timing and mechanics of the transition to Jackson Square of its allocation of the Growth Equity Fund’s assets.

The Board noted that the Growth Equity Fund’s aggregate management fees would increase by approximately 0.01% (one basis point), based on current Growth Equity Fund assets, as a result of the appointment of Loomis and Jackson Square. The Board also noted that the Growth Equity Fund, and not the Adviser, pays fees to each new sub-adviser directly. Therefore, the appointment of the new sub-advisers is not expected to affect the Adviser’s profitability. The Board noted that the management fee for the Growth Equity Fund would continue to be competitive with the fees paid by other mutual funds to other advisers.

Sub-Advisory Agreement Conclusions

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of its arrangement with the New Fund and Loomis and Jackson Square and their affiliates as a result of their arrangements with the Growth Equity Fund. The Board concluded that any potential benefits to be derived by the new sub-advisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

Based on all the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, concluded that each of the New Fund and the Growth Equity Fund were likely to benefit from the nature, extent and quality of each sub-adviser’s services, as applicable, and the Board determined to approve each New Sub-Advisory Agreement. The Board also determined that the approval of each New Sub-Advisory Agreement was in the best interests of the New Fund and the Growth Equity Fund and their respective shareholders or future shareholders.

BOARD REVIEW OF AMENDED ADVISORY AGREEMENT

At an in-person meeting held on February 26-27, 2015, the Board, including a majority of the Independent Trustees who are not parties to the Advisory Agreement, dated August 27, 2001, as amended, between the Trust and the Adviser unanimously approved a proposal to amend the Advisory Agreement on or about May 1, 2015 (“Amended Advisory Agreement”) and determined to recommend shareholder approval of the Amended Advisory Agreement. Under the Amended Advisory Agreement: (1) the advisory fees for the Global Bond Fund, Real Estate Securities Fund and Small Cap Equity Fund would increase by 0.04% (four basis points), 0.03% (three basis points) and 0.06% basis points, respectively; (2) the advisory fee for each of the Real Assets Fund and the Extended-Duration Bond Fund, and each of the Asset Allocation Funds and MyDestination Funds® would remain the same; and (3) the advisory fee for each of the other Funds not previously mentioned would decrease With the exception of the advisory fees and the effective date, the terms of the Amended Advisory Agreement are identical in all respects to the former Advisory Agreement between the Trust and the Adviser.

The Board undertook a review of the terms of the Amended Advisory Agreement, and the nature, extent and quality of the services to be provided by the Adviser. The Board reviewed detailed presentations by the Adviser regarding the comprehensive review process the Adviser used to recommend the changes to the advisory fee schedule, including the increase in the advisory fees for the Global Bond Fund, Real Estate Securities Fund and Small Cap Equity Fund. The Board also reviewed a fee analysis prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on fee and expense comparisons of other similar funds.

The Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider the information presented in connection with the approval of the Amended Advisory Agreement, as well as the Board’s responsibilities and duties in approving the agreement.

BOARD APPROVAL OF AMENDED ADVISORY AGREEMENT

In considering the approval of the Amended Advisory Agreement on behalf of each series of the Trust (each a “Fund” and collectively, the “Funds”), the Board took into account all the materials provided prior to the meeting, including the materials that the Board had considered at its February 26-27, 2015 meeting, the presentations made during the meeting and the extensive discussion during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel.

The Board examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. In evaluating the nature, quality and extent of the services to be provided by the Adviser under the Amended Advisory Agreement, the Board considered, among other things, that there were no differences between the Amended Advisory Agreement and the current Advisory Agreement, except for certain advisory fee rates and the effective date, and that there would be no diminution in the nature, quality and extent of services provided to the Funds and their shareholders. The Board noted that it is expected that the Adviser will continue to provide high quality advisory services under the Amended Advisory Agreement, which include, but are not limited to, the following: (i) evaluating existing and potential sub-advisers to the Funds; (ii) submitting recommendations to the Board concerning sub-advisers to be employed by particular Funds; (iii) monitoring and reporting to the Board concerning investment results of the sub-advisers; (iv) allocating each Fund’s assets among the sub-advisers; (v) coordinating the investment activities of the sub-advisers; (vi) ensuring compliance with each Fund’s applicable investment restrictions and limitations; and (vii) when appropriate, recommending that the Board terminate the services of sub-advisers employed by the Funds.

The Board also considered that it recently had performed its annual review of the current Advisory Agreement at its September 11-12, 2014 Board meeting, at which time it had determined that it was satisfied with the nature, extent and quality of services provided by the Adviser to the Funds. The Board noted, among other things, that it had considered the short- and long-term performance of each Fund over various time periods, the Adviser’s experience in serving as the investment adviser to the Funds, including managing the allocation of the Funds’ assets among the sub-advisers and overseeing the sub-advisers’ management of such assets; the experience and expertise of key personnel at the Adviser in providing investment management and administrative services, the systems used by such persons, and the ability of the Adviser to attract and retain capable personnel; the reputation, compliance history, compliance program and financial condition of the Adviser; the Adviser’s oversight of the sub-advisers’ compliance with the Funds’ policies and objectives and oversight of general Fund compliance, including compliance with social restrictions and implementation of Board directives as they relate to the Funds.

The Board also reviewed detailed presentations by the Adviser regarding the comprehensive review process it used to recommend the changes to the advisory fee schedule, including the increase in the advisory fees for the Global Bond Fund, Real Estate Securities Fund and Small Cap Equity Fund. The Board considered the Adviser’s rationale for the changes to the advisory fees, which was namely to (i) reflect an improved methodology for setting advisory fees for current and future funds, which better reflects the costs associated with managing the funds; and (ii) appropriately balance the goal of a competitive fee structure for each Fund with achieving a reasonable level of profitability in relation to managing the Fund, consistent with the level of complexity and risk associated with the Fund. In addition, the Board considered the information provided by the Adviser to demonstrate the advisory fee previously set for each of the Global Bond Fund, Real Estate Securities Fund and Small Cap Equity Fund was too low given the complexity of managing that Fund.

The Board also reviewed a fee analysis prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on fee and expense comparisons of other similar funds. The analysis compared each Fund with other funds that have similar investment styles and objectives and compared the share class of each Fund with other funds in a similar distribution channel. The Board analyzed the comparative fee and expense information for each Fund based upon current fee and expense information and the proposed fee and expense information, including comparative fee and expense information for each Fund based on a sampling of funds similar in asset size. The Board considered the comparative fee and expense information that had been provided in its evaluation of the management fees to be charged to each Fund.

The Board examined the performance information for the Investor Class of the Funds compared to the relevant benchmark and to Morningstar peer rankings, specifically for the three-, five- and 10-year average annual returns for the period ended December 31, 2014, noting the Global Bond Fund had less than 10 years of performance history and Morningstar does not recognize the 10-year historical performance of the Real Estate Securities Fund. In addition, the Board examined the performance information for the Funds compared to Lipper peer rankings for the three-, five- and 10 year-periods ended December 31, 2014. Among Lipper peers, the Board noted the Global Bond Fund ranked in the first quartile for the three- and five-year periods ended December 31, 2014, and that the Global Bond Fund had less than 10 years of performance history. The Board noted that the Real Estate Securities Fund ranked in the fourth quartile for the three-year period and the first quartile for the five- and 10-year periods ended December 31, 2014. In connection with the unfavorable three-year ranking, the Board noted the category change of the Fund during the three-year period as the Real Estate Securities Fund moved from a domestic fund to a global fund and further noted the dispersion between the domestic and global REIT market during this timeframe. The Board also noted that the Small Cap Equity Fund ranked in the second quartile for the three-year period, the first quartile for the five-year period and the third quartile for the 10-year period ended December 31, 2014.

The Board considered the extent to which the advisory fees paid to the Adviser reflected economies of scale. It was noted that due to the Trust’s multi-manager structure, it is difficult for the Adviser to determine that a higher level of assets under management will mean that economies of scale have been attained. It was further noted that despite significant growth in assets since 2009, the Adviser’s overall profitability has not materially changed. The Board further considered the amount of any fees waived by the Adviser for each Fund and the total amount of fees waived for the Trust as a whole during the past year.

In connection with considering the proposed revised advisory fee schedule, the Board considered that the Adviser was proposing to eliminate fee waivers for the majority of the Funds and discussed the Adviser’s rationale for such elimination. The Board noted that the Adviser had expressed its intent to continue to offer fee waivers in connection with new funds. The Board further noted that the proposed advisory fee schedule changes would result in an overall decrease in fee revenue to the Adviser.

With respect to the three Funds for which an advisory fee increase was proposed, the Board noted that the total management fees net of any fee waiver and expense reimbursement and the proposed total management fees exclusive of any fee waiver and expense reimbursement were at or below the median total management fees for other similar funds at the same asset levels for the Investor Class of the Global Bond Fund and Real Estate Securities Fund. For the Small Cap Equity Fund, the Board noted that the total management fees net of any fee waiver and expense reimbursement and the proposed total management fees exclusive of any fee waiver and expense reimbursement were above the median total management fees for other similar funds at the same asset levels for the Investor Class. In addition, the Board reviewed and evaluated the similar funds universe used for the Small Cap Equity Fund comparative analysis, noting that most of the funds in this universe were not truly comparable to the multi-manager structure and/or investment composition of the Small Cap Equity Fund, particularly given the number of the Small Cap Equity Fund’s sub-advisers that utilize growth strategies, which typically demand a higher fee than core or value strategies. In addition, the Board considered the projected total expense ratios net of any fee waiver and expense reimbursement and the projected total expense ratios exclusive of any fee waiver and expense reimbursement were above the median total expense ratios for other similar funds at the same assets levels for the Investor Class of each Fund. The Board took into account the Adviser’s agreement to continue to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 0.92% for the Investor Class of the Global Bond Fund, to 1.12% for the Investor Class of the Real Estate Securities Fund and to 1.03% for the Institutional Class and 1.29% for the Investor Class of the Small Cap Equity Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). The Adviser agreed to this contractual waiver and reimbursement from May 1, 2015 until April 30, 2016, noting that this contractual waiver and reimbursement can only be terminated by the Board.

The Board considered the costs to the Adviser of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the Amended Advisory Agreement. The Board considered the historical revenues that the Adviser received for serving as Adviser to the Funds under the existing Advisory Agreement and the anticipated revenues that the Adviser expected to receive for serving as Adviser to the Funds under the Amended Advisory Agreement, noting the fact that any profit received by the Adviser had been and would continue to be forwarded to its affiliate GuideStone Financial Resources of the Southern Baptist Convention, which for many years has operated at a deficit with respect to the Trust. The Board also considered the profitability estimates for the Adviser under the existing Advisory Agreement and the Amended Advisory Agreement. The Board then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board determined that the Adviser would continue to provide advisory services that are appropriate in scope and extent and that the fees paid to the Adviser by each Fund under the Amended Advisory Agreement were fair and reasonable in light of the services to be performed.

INVESTMENT SUB-ADVISERS (Assets under management as of June 30, 2015) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$4.7Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$4.7Tr
	Pacific Investment Management Company LLC	1971	$1.5Tr
	Payden & Rygel	1983	$92.6B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$1.0Tr
	Pacific Investment Management Company LLC	1971	$1.5Tr
	Western Asset Management Company	1971	$452.5B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$242.2B
	Schroder Investment Management North America Inc.	1804	$88.5B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$242.2B
	Western Asset Management Company	1971	$452.5B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$150.6B
	AQR Capital Management, LLC	1998	$136.2B
	Parametric Portfolio Associates LLC	1992	$146.1B
	Shenkman Capital Management, Inc.	1985	$29.8B
Equity Index	Northern Trust Investments, Inc.	1889	$945.6B
Value Equity	AJO, LP	1984	$25.8B
	Barrow, Hanley, Mewhinney & Straus, LLC	1979	$97.1B
	Northern Trust Investments, Inc.	1889	$945.6B
	TCW Investment Management Company	1971	$178.7B
Growth Equity	Brown Advisory, LLC	1993	$45.4B
	Jackson Square Partners, LLC	2013	$29.6B
	Loomis, Sayles & Company, L.P.	1926	$242.2B
	Marsico Capital Management, LLC	1997	$13.4B
	Sands Capital Management, LLC	1992	$46.5B
Small Cap Equity	AJO, LP	1984	$25.8B
	Columbus Circle Investors	1975	$15.9B
	RBC Global Asset Management (U.S.) Inc.	1983	$41.1B
	Snow Capital Management L.P.	1980	$4.1B
	TimesSquare Capital Management, LLC	2000	$19.5B
International Equity Index	Northern Trust Investments, Inc.	1889	$945.6B
International Equity	AQR Capital Management, LLC	1998	$136.2B
	Baillie Gifford Overseas Limited	1983	$190.3B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$97.1B
	MFS Institutional Advisors, Inc.	1970	$439.5B
	Mondrian Investment Partners Ltd.	1990	$62.9B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$136.2B
	Genesis Asset Managers, LLP and	1989	$35.2B
	Genesis Investment Management, LLP
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$4.7Tr
Flexible Income	Shenkman Capital Management, Inc.	1985	$29.8B
Real Estate Securities	Heitman Real Estate Securities, LLC	1989	$34.3B
	RREEF America L.L.C.	1975	$50.5B
Global Natural Resources Equity	SailingStone Capital Partners LLC	2014	$6.6B
	Van Eck Associates Corporation	1955	$31.1B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$6.2Tr
Cash Overlay for Date Target, Asset Allocation, Fixed Income, Equity and Real Return Funds	Parametric Portfolio Associates LLC	1992	$146.1B

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2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-GS-FUNDS • www.GuideStoneFunds.com	Funds distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

© 2015 GuideStone Funds 26305 07/15 2239

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President (principal executive officer)

Date	August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President (principal executive officer)

Date	August 31, 2015

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer (principal financial officer)

Date	August 31, 2015

*	Print the name and title of each signing officer under his or her signature.